EX-10.00

                       MATERIAL CONTRACTS INDEX - LEASES

 EXHIBIT
 NUMBER    EXHIBIT TITLE

 EX-10.01 Lease between Abidon Inc. and Beth & Rudnicki Insurance EX-10.02 Lease between Abidon Inc. and Capital Mortgage Financial Corp. EX-10.03 Lease between Abidon Inc. and Interim Personnel
 EX-10.04  Lease between Abidon Inc. and Interim Healthcare
 EX-10.05  Lease between Abidon Inc. and Kim Kruger
 EX-10.06  Lease between Abidon Inc. and Larry Lang
 EX-10.07 Lease between Abidon Inc. and Mailboxes and Parcel Depot Inc. EX-10.08 Lease between Abidon Inc. and March of Dimes
 EX-10.09 Lease between Abidon Inc. and Muscular Dystrophy Assn. Inc. EX-10.10 Lease between Abidon Inc. and Gene Onley, Trustee
 EX-10.11  Lease between Abidon Inc. and S & H Interim
 EX-10.12  Lease between Abidon Inc. and Solomon Foley
 EX-10.13  Lease between Abidon Inc. and Superior Travel Inc.
 EX-10.14 Lease between Abidon Inc. and Tim Spinker and Lisa Capriotti EX-10.15 Lease between Abidon Inc. and Two R & D Corporation
 EX-10.16 Lease between Abidon Inc. and Velasco & Associates Inc. EX-10.17 Lease between Abidon Inc. and Warranty Processing Inc. EX-10.18 Lease between Abidon Inc. and Whale Inc.
 EX-10.19 Lease between Abidon Inc. and Alpine Park Alcohol Services EX-10.20 Lease between Abidon Inc. and Accurate Mortgage Services Inc. EX-10.21 Lease between Abidon Inc. and ADP Inc.
 EX-10.22 Lease between Abidon Inc. and American Republic Insurance EX-10.23 Lease between Abidon Inc. and Appraisal Services
 EX-10.24  Lease between Abidon Inc. and Ash Equipment Company
 EX-10.25 Lease between Abidon Inc. and Back in Action Chiropractic Inc. EX-10.26 Lease between Abidon Inc. and Barbara Askelson
 EX-10.27  Lease between Abidon Inc. and Bottega Blades Inc.
 EX-10.28 Lease between Abidon Inc. and Camelot Care Centers Inc. EX-10.29 Lease between Abidon Inc. and Connect Two
 EX-10.30 Lease between Abidon Inc. and Consumers Illinois Water Co. EX-10.31 Lease between Abidon Inc. and Cummings Advertising Inc. EX-10.32 Lease between Abidon Inc. and Dealer Marketing Systems EX-10.33 Lease between Abidon Inc. and Debbie Larson, Carol Lawler,
            Jackie Burden
 EX-10.34 Lease between Abidon Inc. and Deep Sea Electronics PLC EX-10.35 Lease between Abidon Inc. and Michelle DeMarco and Shelley
            D'Agnolo
 EX-10.36  Lease between Abidon Inc. and Gabriele Sartwell
 EX-10.37 Lease between Abidon Inc. and Duane Stern (Dean Badorek) EX-10.38 Lease between Abidon Inc. and Dynamic Fax
 EX-10.39 Lease between Abidon Inc. and Elite Reporting Services Ltd. EX-10.40 Lease between Abidon Inc. and Focus Financial Advisors Inc. EX-10.41 Lease between Abidon Inc. and Harold Best
 EX-10.42 Lease between Abidon Inc. and Heritage Assisted Living Inc. EX-10.43 Lease between Abidon Inc. and Hooper Holmes Inc.
 EX-10.44 Lease between Abidon Inc. and Illinois Introductions Inc. EX-10.45 Lease between Abidon Inc. and Illinois Introductions Inc. (#2) EX-10.46 Lease between Abidon Inc. and Illinois Introductions Inc. (#3) EX-10.47 Lease between Abidon Inc. and James Archer
 EX-10.48 Lease between Abidon Inc. and Jenny Craig Operations Inc. EX-10.49 Lease between Abidon Inc. and John & Candy Brannon
 EX-10.50  Lease between Abidon Inc. and John Johnson
 EX-10.51  Lease between Abidon Inc. and John A. O'Brien
 EX-10.52 Lease between Abidon Inc. and Kirkwood Education Services Inc. EX-10.53 Lease between Abidon Inc. and Larry & Debbie Buckman
 EX-10.54 Lease between Abidon Inc. and Learning & Discovering Services EX-10.55 Lease between Abidon Inc. and Lee, Hecht, Harrison LLC EX-10.56 Lease between Abidon Inc. and Management Resource Group EX-10.57 Lease between Abidon Inc. and Mark Rouleau
 EX-10.58 Lease between Abidon Inc. and Mary's Candy Bouquet Inc. EX-10.59 Lease between Abidon Inc. and Mid Northern Management Inc. EX-10.60 Lease between Abidon Inc. and Midwest Home Funding LLC EX-10.61 Lease between Abidon Inc. and Midwest Sleep & Neurodiagnostic
           Institute Inc.
 EX-10.62  Lease between Abidon Inc. and Millward Brown Inc.
 EX-10.63  Lease between Abidon Inc. and Natural Goodness Inc.
 EX-10.64 Lease between Abidon Inc. and Necchi New Home Sewing Center EX-10.65 Lease between Abidon Inc. and Norbert J. Wick
 EX-10.66  Lease between Abidon Inc. and On It LLC
 EX-10.67  Lease between Abidon Inc. and Periodic Payment Inc.
 EX-10.68  Lease between Abidon Inc. and Peter Francis Geraci
 EX-10.69 Lease between Abidon Inc. and Pro Care Dental Group P.C. EX-10.70 Lease between Abidon Inc. and Richard J. Kretz
 EX-10.71 Lease between Abidon Inc. and Rosetta Chamberlin Realtors EX-10.72 Lease between Abidon Inc. and S. J. Grant & Associates Inc. EX-10.73 Lease between Abidon Inc. and Simply Computer Software Inc. EX-10.74 Lease between Abidon Inc. and Spectrum Insurance Agency Inc. EX-10.75 Lease between Abidon Inc. and V. Sue Seehawer
 EX-10.76  Lease between Abidon Inc. and Temp Connect Inc.
 EX-10.77  Lease between Abidon Inc. and Wells Fargo Home Mortgage

 ****************************************************************************
                                                                     EX-10.01

                                  L E A S E

      THIS LEASE made this 21st day of August, 2000, by and between:

      ROCKFORD INVESTORS PARTNERSHIP,
      hereinafter referred to as -----------------------------------LANDLORD,

           -and-

      BETH & RUDNICKI INSURANCE AGENCY,
      hereinafter referred to as -------------------------------------TENANT.

                             W I T N E S S E T H:

      1. LEASED PREMISES: Landlord, in consideration of the rents provided herein and the covenants and agreements contained herein, leases to Tenant and Tenant leases from Landlord, the following described premises (hereinafter referred to as "leased premises"):

      Commonly known as 5411 East State Street, Rockford, Illinois

      Approximately 1345 square feet of space, being approximately 25'8" plus 3'x15' feet in width and 50'8" feet in depth, in the New Towne Plaza I, a Shopping Center, located in Rockford, Illinois, which premises are known as Store Space No. 204. The boundaries and location of the leased premises are outlined on the site plan of the second floor of the shopping center which is marked Exhibit "A" and attached hereto and incorporated herein by reference.

      2. USE OF ADDITIONAL AREAS: The use and occupation by the Tenant of the leased premises shall include the use in common with others entitled thereto of the common areas, parking areas, driveway and sidewalks as shown on Exhibit "B" which is attached hereto and incorporated herein by reference, and other facilities as may be designated from time to time by the Landlord, subject, however, to the terms and conditions of this Lease and to reasonable rules and regulations for the use thereof as prescribed from time to time by the Landlord.

      3. TERM OF LEASE: The term of this Lease shall commence September 1, 2000, and shall continue for a period of two (2) years and shall terminate on August 31, 2002.

      4. OPTION TO EXTEND: Tenant is granted the option to renew this lease for an additional three (3) year term upon the giving of six month's written notice to Landlord prior to the expiration of the original lease term. The base rental for the option period shall be increased by two ($2.00) Dollars per square foot of the leased premises. In addition, during the option period Tenant shall pay as additional rental Tenant's pro rata share for taxes, utilities and operating expenses in accordance with Paragraph 6 of this Lease.

      5. BASE RENT: During the term of this Lease, Tenant shall pay rent in the amount of Nine Hundred Fifty Two & 71/100 ($952.71) Dollars per month without any deductions or set-off unless otherwise provided herein in advance of the first day of each month commencing September 1, 2000 and monthly thereafter during the term of this Lease with such rent payable at the office of the Landlord.

      If the Tenant takes possession of the leased premises after the first day of the month, Tenant shall pay a fractional share of the month's rent, prorated on a per diem basis.

      6. ADDITIONAL RENTS: In addition to the base rent, Tenant shall pay to Landlord during the term of this Lease additional rents for such costs and services as set forth below which rents may be adjusted at least annually. For purpose of the additional rents, the Tenant's pro rata share shall be .02156 percent (.02156%). Tenant's share has been calculated by computing the percentage of Tenant's leased square footage to the total leasable square footage in the building. In addition, such percentage has been adjusted in accordance with the location of Tenant's space in the building. Initially, Tenants whose leased space is located on the first floor shall pay Three and 74/100ths ($3.74) Dollars per leased square foot for the first year and those Tenants located on the second floor and the lower level shall pay One Dollar and 97/100ths ($1.97) per leased square foot for the first year. The maximum amount to be paid by Tenant in any one year during the term of this Lease is Four Dollars and 74/100ths ($4.74) per leased square foot for the space located on the first floor and Two Dollars and 97/100ths ($2.97) per leased square foot for the space located on the second floor. Such additional rent shall be applied to the following property costs and services.

           A. TAXES: Tenant agrees to pay to Landlord its pro rata share of the general real property taxes and assessments which have been levied or assessed upon such premises for each calendar year or fraction thereof.

           B. UTILITY COSTS: Tenant shall be solely responsible for all charges for public utilities, whether furnished by Landlord or otherwise, and including, but not limited to, gas, electricity, sewer, water and heat.

           In addition, Tenant agrees to pay to Landlord its pro rata share of all charges for public utilities including, but not limited to, sewer, water, gas, electricity, and any other utilities used upon or furnished to the parking lot or common areas or any non Tenant areas of center.

           C. MAINTENANCE, SECURITY AND OPERATION: Tenant agrees to pay to Landlord its pro rata share of all common area maintenance and security expense, parking lot maintenance expense, and all maintenance and security expense of common area of center, including, but not limited to, gardening and landscaping, the cost of public liability and property damage insurance, repairs, replacements, line painting, lighting, sanitary control, removal of snow, trash, rubbish, and garbage, and ten (10%) percent of all the costs included as operating costs to cover the Landlord's administrative and overhead costs. Operating costs shall also include the cost of repairing, maintaining, cleaning and painting the exteriors of the building and the interior common area facilities.

      7. LATE CHARGES: If Tenant fails to pay rent due within 10 days of due date, there shall be a late charge penalty of 5% of the monthly rental assessed against Tenant and such unpaid amount shall bear interest from the due date thereof to the date of payment at the rate of Eighteen (18%) percent per annum.

      8. NET LEASE: Landlord shall not be required to or expected to incur or sustain any expense in and about the leased premises throughout the term of this Lease.

      9. CONDITION OF THE PREMISES: Landlord and Tenant agree that the leased premises shall be in tenantable condition at the commencement of the term of this Lease. Carpeted floors, drywall perimeter walls, (painted) suspended ceiling, one lay in trofter for each 100 feet, one receptacle each 20 feet, sprinkler system, separate meters for heating, air conditioning and electric, one-switch per room, receptacles without switches, no lights in closets. Floor plan as per Exhibit "C".

      10. USE OF THE PREMISES: Tenant shall use the premises during the term hereof for the following purposes only: General Office. Tenant shall be entitled to peaceable and quiet enjoyment of the leased premises upon payment of rent and compliance with the covenants and agreements contained herein and upon complying with all city laws and ordinances applicable to the leased premises.

      11. PARKING: Landlord will provide for use by the Tenant, its employees, customers and visitors space for parking automobiles in the parking facilities provided by Landlord. Landlord agrees to maintain such parking facilities and provide snow removal subject to Tenant's obligation for reimbursement of its pro rata share pursuant to Paragraph 6.C. Landlord reserves the right to designate and locate parking spaces for Tenant and to establish reasonable rules and regulations with respect to parking.

      12. ALTERATIONS AND REDECORATING: Tenant shall not make any alterations, additions or improvements to the interior or exterior of the leased premises, or redecorate the interior of the leased premises, without Landlord's prior written consent.

      Unless the Landlord consents to their removal, all non-trade fixtures and improvements become Landlord's property, provided, however, Landlord shall have the right to request their removal upon the termination of this Lease, in which case Tenant shall be responsible for the cost of such removal. In the event Landlord consents or requests removal, Tenant shall be responsible for repair of any damage to the premises resulting from such removal.

      13. SIGNS: Tenant shall not erect, place or maintain any sign, awning or advertising matter on the exterior of the building without prior written consent of Landlord. Tenant shall be responsible for the maintenance and repair of such sign, awning or advertising matter. Building signs shall be in the form of letters illuminated from inside fabricated from .060 aluminum with 3/16 acrylic faces. Interior illumination shall be by neon lighting. Letters shall be mounted on aluminum raceway and installed on building fascia with non-corrosive fasteners. Overall length of signs shall not exceed 70% of the storefront footage. Height of letters shall not exceed 24 inches. Landlord consent: Landlord to place Tenant's name on Building Directory.

      14. MAINTENANCE AND REPAIRS: Tenant shall be responsible for all maintenance and repairs to the leased premises.

      15. INSURANCE: Tenant shall carry public liability insurance with minimum limits of $500,000 for personal injury and $100,000 for property damage and such policy shall designate the Landlord as an additional insured. Tenant shall insure its leasehold fixtures, inventory, merchandise and personal property for an amount equal to the replacement cost.

      Landlord shall obtain and Tenant shall pay its pro rata share of the premium for fire and extended coverage insurance, liability insurance, and plate glass insurance.

      16.  UNTENANTABILITY BY FIRE OR OTHER CASUALTY:
           A. If the leased premises, a part thereof, or a part of the building are destroyed or damaged by fire or other casualty, and Landlord elects not to repair such damage, Landlord may terminate this Lease by notice to Tenant within thirty (30) days after the date of such fire or other casualty, and all rents as provided in this Lease shall be prorated to the date of such fire or other casualty.
           B. In the event the leased premises, a part thereof, or a part of the building are destroyed or damaged by fire or other casualty and the Landlord elects to rebuild or restore the damaged premises, this Lease shall not terminate and Landlord shall repair the premises at Landlord's expense and all rents or a just portion thereof considering the nature and extent of the damages sustained to the leased premises, shall abate until the leased premises have been repaired or restored by the Landlord.

      17.  ASSIGNMENT OF LEASE:
           A. By Tenant. Tenant shall not assign this Lease or sublet the leased premises or permit any transfer thereof by operation of law without the prior written consent of Landlord, such consent not to be reasonably withheld.
           B. By Landlord. Landlord may assign Landlord's interest in this Lease in connection with a sale or transfer of title to the real estate or for the purpose of mortgaging the premises. Tenant agrees that this Lease shall be subordinate to any mortgage placed upon the premises by Landlord provided that such subordination shall not affect Tenant's rights to possession of the premises under the terms of this Lease.

      18.  RIGHTS AND REMEDIES:
           A. Cumulative. All rights and remedies shall be cumulative and shall not exclude any right allowed by law.
           B. Defaults. If Tenant defaults in the payment of rent or of any of the covenants and agreements of this Lease with such defaults continuing for a period of ten (10) days after written notice thereof or if the Tenant abandons the leased premises, Landlord may at its election terminate the Lease and/or terminate Tenant's right to possession of the leased premises. Landlord may institute an action for possession of the leased premises. Action by the Landlord pursuant to this paragraph shall not relieve the Tenant from any damages recoverable by law because of Tenant's default including, but not limited to, Tenant's obligation to pay rental as provided in this Lease.
           C. Landlord's Right to Enter Premises. Landlord shall have the right to enter Tenant's premises at reasonable times and to show the premises during the last six (6) months of the lease term.
           D. Surrender of Possession. Tenant agrees that upon termination of this Lease in any manner or for any cause, to surrender possession to the Landlord in as good a condition as when Tenant took possession, ordinary wear and tear excepted. In the event Tenant holds over after termination, the tenancy created shall be a month-to-month tenancy.
           E. Notices. Notices may be reserved personally or by certified or registered mail addressed to the Landlord at his principal place of business or to the Tenant at 5411 East State Street, Rockford, Illinois.
           F. Attorney's Fees and Costs. In the event of default by Tenant of any of the provisions of this Lease, Tenant shall be responsible for reasonable attorney's fees, expenses, and costs incurred by the Landlord as a result of such default.

      19. MISCELLANOUS: Tenant's first month rental obligation as set forth below shall be due and payable upon the execution of this Lease.

           Base Rent           $731.90
           Additional Rent     $220.81
           Total Monthly Rent  $952.71

      20. COMPLETE AGREEMENT: The parties agree that this Lease constitutes the entire agreement between the Landlord and Tenant and upon execution hereof shall be binding upon the successors and assigns of the parties hereto.

      21.  ADDITIONAL PROVISIONS:                            .

      IN WITNESS WHEREOF, the Landlord and Tenant have respectively executed this Lease on the day and year first above written.


 LANDLORD:                          TENANT:

 ROCKFORD INVESTORS PARTNERSHIP     BETH & RUDNICKI INSURANCE
                                    AGENCY


 By:  Stanley Miller                By:       (partner)
      Secretary,                              (partner)

 PREPARED BY:
 Attorney Nancy Hyzer
 HYZER, HYZER & ZIMMERMAN           -----------------------------------------
 855 North Madison Street                                      , individually
 Rockford, IL 61107
 (815) 965-3600


 ****************************************************************************

                                                                     EX-10.02

                                  L E A S E

      THIS LEASE made this 23rd day of October, 2001, by and between:

      ABIDON, INC.,
      hereinafter referred to as -----------------------------------LANDLORD,

           -and-

      CAPITAL MORTGAGE FINANCIAL CORP.,
      hereinafter referred to as -------------------------------------TENANT.

                             W I T N E S S E T H:

      1. LEASED PREMISES: Landlord, in consideration of the rents provided herein and the covenants and agreements contained herein, leases to Tenant and Tenant leases from Landlord, the following described premises (hereinafter referred to as "leased premises"):

      Commonly known as 5411 East State Street, Rockford, Illinois

      Approximately 1571 square feet of space, being approximately 31'5" plus 14'x17' feet in width and 44 feet in depth, in the New Towne Plaza I, a Shopping Center, located in Rockford, Illinois, which premises are known as Store Space No. 203. The boundaries and location of the leased premises are outlined on the site plan of the second floor of the shopping center which is marked Exhibit "A" and attached hereto and incorporated herein by reference.

      2. USE OF ADDITIONAL AREAS: The use and occupation by the Tenant of the leased premises shall include the use in common with others entitled thereto of the common areas, parking areas, driveway and sidewalks as shown on Exhibit "B" which is attached hereto and incorporated herein by reference, and other facilities as may be designated from time to time by the Landlord, subject, however, to the terms and conditions of this Lease and to reasonable rules and regulations for the use thereof as prescribed from time to time by the Landlord.

      3. TERM OF LEASE: The term of this Lease shall commence November 1, 2001, and shall continue for a period of one (1) year and shall terminate on October 31, 2002.

      4. OPTION TO EXTEND: Tenant is granted the option to renew this lease for an additional three (3) year term upon the giving of six month's written notice to Landlord prior to the expiration of the original lease term. The base rental for the option period shall be increased by one ($1.00) Dollar per square foot of the leased premises. In addition, during the option period Tenant shall pay as additional rental Tenant's pro rata share for taxes, utilities and operating expenses in accordance with Paragraph 6 of this Lease.

      5. RENT: During the term of this Lease, Tenant shall pay rent in the amount of Nine Hundred Ninety Two & 09/100 ($992.09) Dollars per month without any deductions or set-off unless otherwise provided herein in advance of the first day of each month commencing November 1, 2001 and monthly thereafter during the term of this Lease with such rent payable at the office of the Landlord.

      If the Tenant takes possession of the leased premises after the first day of the month, Tenant shall pay a fractional share of the month's rent, prorated on a per diem basis.

      6. ADDITIONAL RENTS: In addition to the base rent, Tenant shall pay to Landlord during the term of this Lease additional rents for such costs and services as set forth below which rents may be adjusted at least annually. For purpose of the additional rents, the Tenant's pro rata share shall be .02459 percent (.02459%). Tenant's share has been calculated by computing the percentage of Tenant's leased square footage to the total leasable square footage in the building. In addition, such percentage has been adjusted in accordance with the location of Tenant's space in the building. Initially, Tenants whose leased space is located on the first floor shall pay Three and 74/100ths ($3.74) Dollars per leased square foot for the first year and those Tenants located on the second floor and the lower level shall pay One Dollar and 97/100ths ($1.97) per leased square foot for the first year. The maximum amount to be paid by Tenant in any one year during the term of this Lease is Four Dollars and 74/100ths ($4.74) per leased square foot for the space located on the first floor and Two Dollars and 97/00ths ($2.97) per leased square foot for the space located on the second floor. Such additional rent shall be applied to the following property costs and services.

           A. TAXES: Tenant agrees to pay to Landlord its pro rata share of the general real property taxes and assessments which have been levied or assessed upon such premises for each calendar year or fraction thereof.

           B. UTILITY COSTS: Tenant shall be solely responsible for all charges for public utilities, whether furnished by Landlord or otherwise, and including, but not limited to, gas, electricity, sewer, water and heat.

           In addition, Tenant agrees to pay to Landlord its pro rata share of all charges for public utilities including, but not limited to, sewer, water, gas, electricity, and any other utilities used upon or furnished to the parking lot or common areas or any non Tenant areas of center.

           C. MAINTENANCE, SECURITY AND OPERATION: Tenant agrees to pay to Landlord its pro rata share of all common area maintenance and security expense, parking lot maintenance expense, and all maintenance and security expense of common area of center, including, but not limited to, gardening and landscaping, the cost of public liability and property damage insurance, repairs, replacements, line painting, lighting, sanitary control, removal of snow, trash, rubbish, and garbage, and ten (10%) percent of all the costs included as operating costs to cover the Landlord's administrative and overhead costs. Operating costs shall also include the cost of repairing, maintaining, cleaning and painting the exteriors of the building and the interior common area facilities.

      7. LATE CHARGES: If Tenant fails to pay rent due within 10 days of due date, there shall be a late charge penalty of 5% of the monthly rental assessed against Tenant and such unpaid amount shall bear interest from the due date thereof to the date of payment at the rate of Eighteen (18%) percent per annum.

      8. NET LEASE: Landlord shall not be required to or expected to incur or sustain any expense in and about the leased premises throughout the term of this Lease.

      9. CONDITION OF THE PREMISES: Landlord and Tenant agree that the leased premises shall be in tenantable condition at the commencement of the term of this Lease. Carpeted floors, drywall perimeter walls, (painted) suspended ceiling, one lay in trofter for each 100 feet, one receptacle each 20 feet, sprinkler system, separate meters for heating, air conditioning and electric, one-switch per room, receptacles without switches, no lights in closets. Floor plan as per Exhibit "C".

      10. USE OF THE PREMISES: Tenant shall use the premises during the term hereof for the following purposes only: General Office. Tenant shall be entitled to peaceable and quiet enjoyment of the leased premises upon payment of rent and compliance with the covenants and agreements contained herein and upon complying with all city laws and ordinances applicable to the leased premises.

      11. PARKING: Landlord will provide for use by the Tenant, its employees, customers and visitors space for parking automobiles in the parking facilities provided by Landlord. Landlord agrees to maintain such parking facilities and provide snow removal subject to Tenant's obligation for reimbursement of its pro rata share pursuant to Paragraph 6.C. Landlord reserves the right to designate and locate parking spaces for Tenant and to establish reasonable rules and regulations with respect to parking.

      12. ALTERATIONS AND REDECORATING: Tenant shall not make any alterations, additions or improvements to the interior or exterior of the leased premises, or redecorate the interior of the leased premises, without Landlord's prior written consent.

      Unless the Landlord consents to their removal, all non-trade fixtures and improvements become Landlord's property, provided, however, Landlord shall have the right to request their removal upon the termination of this Lease, in which case Tenant shall be responsible for the cost of such removal. In the event Landlord consents or requests removal, Tenant shall be responsible for repair of any damage to the premises resulting from such removal.

      13. SIGNS: Tenant shall not erect, place or maintain any sign, awning or advertising matter on the exterior of the building without prior written consent of Landlord. Tenant shall be responsible for the maintenance and repair of such sign, awning or advertising matter. Building signs shall be in the form of letters illuminated from inside fabricated from .060 aluminum with 3/16 acrylic faces. Interior illumination shall be by neon lighting. Letters shall be mounted on aluminum raceway and installed on building fascia with non-corrosive fasteners. Overall length of signs shall not exceed 70% of the storefront footage. Height of letters shall not exceed 24 inches. Landlord consent: Landlord to place Tenant's name on Building Directory.

      14. MAINTENANCE AND REPAIRS: Tenant shall be responsible for all maintenance and repairs to the leased premises except major electrical and HVAC systems.

      15. INSURANCE: Tenant shall carry public liability insurance with minimum limits of $500,000 for personal injury and $100,000 for property damage and such policy shall designate the Landlord as an additional insured. Tenant shall insure its leasehold fixtures, inventory, merchandise and personal property for an amount equal to the replacement cost.

      Landlord shall obtain and Tenant shall pay its pro rata share of the premium for fire and extended coverage insurance, liability insurance, and plate glass insurance.

      16.  UNTENANTABILITY BY FIRE OR OTHER CASUALTY:
           A. If the leased premises, a part thereof, or a part of the building are destroyed or damaged by fire or other casualty, and Landlord elects not to repair such damage, Landlord may terminate this Lease by notice to Tenant within thirty (30) days after the date of such fire or other casualty, and all rents as provided in this Lease shall be prorated to the date of such fire or other casualty.
           B. In the event the leased premises, a part thereof, or a part of the building are destroyed or damaged by fire or other casualty and the Landlord elects to rebuild or restore the damaged premises, this Lease shall not terminate and Landlord shall repair the premises at Landlord's expense and all rents or a just portion thereof considering the nature and extent of the damages sustained to the leased premises, shall abate until the leased premises have been repaired or restored by the Landlord.

      17.  ASSIGNMENT OF LEASE:
           A. By Tenant. Tenant shall not assign this Lease or sublet the leased premises or permit any transfer thereof by operation of law without the prior written consent of Landlord, such consent not to be reasonably withheld.
           B. By Landlord. Landlord may assign Landlord's interest in this Lease in connection with a sale or transfer of title to the real estate or for the purpose of mortgaging the premises. Tenant agrees that this Lease shall be subordinate to any mortgage placed upon the premises by Landlord provided that such subordination shall not affect Tenant's rights to possession of the premises under the terms of this Lease.

      18.  RIGHTS AND REMEDIES:
           A. Cumulative. All rights and remedies shall be cumulative and shall not exclude any right allowed by law.
           B. Defaults. If Tenant defaults in the payment of rent or of any of the covenants and agreements of this Lease with such defaults continuing for a period of ten (10) days after written notice thereof or if the Tenant abandons the leased premises, Landlord may at its election terminate the Lease and/or terminate Tenant's right to possession of the leased premises. Landlord may institute an action for possession of the leased premises. Action by the Landlord pursuant to this paragraph shall not relieve the Tenant from any damages recoverable by law because of Tenant's default including, but not limited to, Tenant's obligation to pay rental as provided in this Lease.
           C. Landlord's Right to Enter Premises. Landlord shall have the right to enter Tenant's premises at reasonable times and to show the premises during the last six (6) months of the lease term.
           D. Surrender of Possession. Tenant agrees that upon termination of this Lease in any manner or for any cause, to surrender possession to the Landlord in as good a condition as when Tenant took possession, ordinary wear and tear excepted. In the event Tenant holds over after termination, the tenancy created shall be a month-to-month tenancy.
           E. Notices. Notices may be reserved personally or by certified or registered mail addressed to the Landlord at his principal place of business or to the Tenant at 5411 East State Street, Rockford, Illinois.
           F. Attorney's Fees and Costs. In the event of default by Tenant of any of the provisions of this Lease, Tenant shall be responsible for reasonable attorney's fees, expenses, and costs incurred by the Landlord as a result of such default.

      19. MISCELLANOUS: Tenant's first month rental obligation as set forth below shall be due and payable upon the execution of this Lease.

           Base Rent           $  992.09
           Additional Rent     $  257.91
           Total Monthly Rent  $.1250.00

      20. COMPLETE AGREEMENT: The parties agree that this Lease constitutes the entire agreement between the Landlord and Tenant and upon execution hereof shall be binding upon the successors and assigns of the parties hereto.

      21. ADDITIONAL PROVISIONS: Tenant may after one year rent a larger suite in the same building if available.

      IN WITNESS WHEREOF, the Landlord and Tenant have respectively executed this Lease on the day and year first above written.


 LANDLORD:                          TENANT:

 ROCKFORD INVESTORS PARTNERSHIP     CAPITAL MORTGAGE FINANCIAL
                                    CORP.


 By:  Stanley Miller                By:
      Secretary,                         President

 PREPARED BY:
 Attorney Nancy Hyzer
 HYZER, HYZER & ZIMMERMAN           -----------------------------------------
 855 North Madison Street                                      , individually
 Rockford, IL 61107
 (815) 965-3600

 ****************************************************************************

                                                                     EX-10.03

                                  L E A S E

      THIS LEASE made this 2nd day of February, 1999, by and between:

      ROCKFORD INVESTORS PARTNERSHIP,
      hereinafter referred to as -----------------------------------LANDLORD,

           -and-

      INTERIM PERSONNEL,
      hereinafter referred to as -------------------------------------TENANT.

                             W I T N E S S E T H:

      1. LEASED PREMISES: Landlord, in consideration of the rents provided herein and the covenants and agreements contained herein, leases to Tenant and Tenant leases from Landlord, the following described premises (hereinafter referred to as "leased premises"):

      Commonly known as 5411 East State Street, Rockford, Illinois

      Approximately 1500 square feet of space, being approximately 25 feet in width and 60 feet in depth, in the New Towne Plaza I, a Shopping Center, located in Rockford, Illinois, which premises are known as Store Space No.
 4. The boundaries and location of the leased premises are outlined on the site plan of the first floor of the shopping center which is marked Exhibit "A" and attached hereto and incorporated herein by reference.

      2. USE OF ADDITIONAL AREAS: The use and occupation by the Tenant of the leased premises shall include the use in common with others entitled thereto of the common areas, parking areas, driveway and sidewalks as shown on Exhibit "B" which is attached hereto and incorporated herein by reference, and other facilities as may be designated from time to time by the Landlord, subject, however, to the terms and conditions of this Lease and to reasonable rules and regulations for the use thereof as prescribed from time to time by the Landlord.

      3. TERM OF LEASE: The term of this Lease shall commence March 1, 1999, and shall continue for a period of Three (3) years and shall terminate on February 28, 2002.

      4. OPTION TO EXTEND: Tenant is granted the option to renew this lease for an additional Three (3) year term upon the giving of six month's written notice to Landlord prior to the expiration of the original lease term. The base rental for the option period shall be increased by -0- ($-0-) Dollars per square foot of the leased premises. In addition, during the option period Tenant shall pay as additional rental Tenant's pro rata share for taxes, utilities and operating expenses in accordance with Paragraph 6 of this Lease.

      5. RENT: During the term of this Lease, Tenant shall pay rent in the amount of One Thousand Thirty Two & 50/100 ($1,032.50) Dollars per month without any deductions or set-off unless otherwise provided herein in advance of the first day of each month commencing March 1, 1999 and monthly thereafter during the term of this Lease with such rent payable at the office of the Landlord.

      If the Tenant takes possession of the leased premises after the first day of the month, Tenant shall pay a fractional share of the month's rent, prorated on a per diem basis.

      6. ADDITIONAL RENTS: In addition to the base rent, Tenant shall pay to Landlord during the term of this Lease additional rents for such costs and services as set forth below which rents may be adjusted at least annually. For purpose of the additional rents, the Tenant's pro rata share shall be 4.688 percent (4.688%). Tenant's share has been calculated by computing the percentage of Tenant's leased square footage to the total leasable square footage in the building. In addition, such percentage has been adjusted in accordance with the location of Tenant's space in the building. First floor tenants pay twice as much per square foot of leased space as Tenants on the second floors and lower levels. Initially, Tenants whose leased space is located on the first floor shall pay Two and 74/100ths ($2.74) Dollars per leased square foot for the first year and those Tenants located on the second floor and the lower level shall pay One Dollar and 37/100ths ($1.37) per leased square foot for the first year. The maximum amount to be paid by Tenant in any one year during the term of this Lease is Four Dollars and 11/100ths ($4.11) per leased square foot for the space located on the first floor and Two Dollars and 06/100ths ($2.06) per leased square foot for the space located on the second floor. Such additional rent shall be applied to the following property costs and services.

           A. TAXES: Tenant agrees to pay to Landlord its pro rata share of the general real property taxes and assessments which have been levied or assessed upon such premises for each calendar year or fraction thereof.

           B. UTILITY COSTS: Tenant shall be solely responsible for all charges for public utilities, whether furnished by Landlord or otherwise, and including, but not limited to, gas, electricity, sewer, water and heat.

           In addition, Tenant agrees to pay to Landlord its pro rata share of all charges for public utilities including, but not limited to, sewer, water, gas, electricity, and any other utilities used upon or furnished to the parking lot or common areas or any non Tenant areas of center.

           C. MAINTENANCE, SECURITY AND OPERATION: Tenant agrees to pay to Landlord its pro rata share of all common area maintenance and security expense, parking lot maintenance expense, and all maintenance and security expense of common area of center, including, but not limited to, gardening and landscaping, the cost of public liability and property damage insurance, repairs, replacements, line painting, lighting, sanitary control, removal of snow, trash, rubbish, and garbage, and ten (10%) percent of all the costs included as operating costs to cover the Landlord's administrative and overhead costs. Operating costs shall also include the cost of repairing, maintaining, cleaning and painting the exteriors of the building and the interior common area facilities.

      7. LATE CHARGES: If Tenant fails to pay rent due within 10 days of due date, there shall be a late charge penalty of 5% of the monthly rental assessed against Tenant and such unpaid amount shall bear interest from the due date thereof to the date of payment at the rate of Eighteen (18%) percent per annum.

      8. NET LEASE: Landlord shall not be required to or expected to incur or sustain any expense in and about the leased premises throughout the term of this Lease.

      9. CONDITION OF THE PREMISES: Landlord and Tenant agree that the leased premises shall be in tenantable condition at the commencement of the term of this Lease. Carpeted floors, drywall perimeter walls, (painted) suspended ceiling, one lay in trofter for each 100 feet, one receptacle each 20 feet, sprinkler system, separate meters for heating, air conditioning and electric, one-switch per room, receptacles without switches, no lights in closets. Floor plan as per Exhibit "C".

      10. USE OF THE PREMISES: Tenant shall use the premises during the term hereof for the following purposes only: Operation of temporary employment agency. Tenant shall be entitled to peaceable and quiet enjoyment of the leased premises upon payment of rent and compliance with the covenants and agreements contained herein and upon complying with all city laws and ordinances applicable to the leased premises.

      11. PARKING: Landlord will provide for use by the Tenant, its employees, customers and visitors space for parking automobiles in the parking facilities provided by Landlord. Landlord agrees to maintain such parking facilities and provide snow removal. Landlord reserves the right to designate and locate parking spaces for Tenant and to establish reasonable rules and regulations with respect to parking.

      12. ALTERATIONS AND REDECORATING: Tenant shall not make any alterations, additions or improvements to the interior or exterior of the leased premises, or redecorate the interior of the leased premises, without Landlord's prior written consent.

      Unless the Landlord consents to their removal, all non-trade fixtures and improvements become Landlord's property, provided, however, Landlord shall have the right to request their removal upon the termination of this Lease, in which case Tenant shall be responsible for the cost of such removal. In the event Landlord consents or requests removal, Tenant shall be responsible for repair of any damage to the premises resulting from such removal.

      13. SIGNS: Tenant shall not erect, place or maintain any sign, awning or advertising matter on the exterior of the building without prior written consent of Landlord. Tenant shall be responsible for the maintenance and repair of such sign, awning or advertising matter. Overall length of signs shall not exceed 70% of the storefront footage. Height of letters shall not exceed 24 inches. Landlord consent: One sign comparable to other signs on building over awning on store front. Also, permission to include or add name of business to existing 4'x10' sign of Medical Personnel Pool sign.

      14. MAINTENANCE AND REPAIRS: Tenant shall be responsible for all maintenance and repairs to the leased premises.

      15. INSURANCE: Tenant shall carry public liability insurance with minimum limits of $500,000 for personal injury and $100,000 for property damage and such policy shall designate the Landlord as an additional insured. Tenant shall insure its leasehold fixtures, inventory, merchandise and personal property for an amount equal to the replacement cost.

      Landlord shall obtain and Tenant shall pay its pro rata share of the premium for fire and extended coverage insurance, liability insurance, and plate glass insurance.

      16.  UNTENANTABILITY BY FIRE OR OTHER CASUALTY:
           A. If the leased premises, a part thereof, or a part of the building are destroyed or damaged by fire or other casualty, and Landlord elects not to repair such damage, Landlord may terminate this Lease by notice to Tenant within thirty (30) days after the date of such fire or other casualty, and all rents as provided in this Lease shall be prorated to the date of such fire or other casualty.
           B. In the event the leased premises, a part thereof, or a part of the building are destroyed or damaged by fire or other casualty and the Landlord elects to rebuild or restore the damaged premises, this Lease shall not terminate and Landlord shall repair the premises at Landlord's expense and all rents or a just portion thereof considering the nature and extent of the damages sustained to the leased premises, shall abate until the leased premises have been repaired or restored by the Landlord.

      17.  ASSIGNMENT OF LEASE:
           A. By Tenant. Tenant shall not assign this Lease or sublet the leased premises or permit any transfer thereof by operation of law without the prior written consent of Landlord, such consent not to be reasonably withheld.
           B. By Landlord. Landlord may assign Landlord's interest in this Lease in connection with a sale or transfer of title to the real estate or for the purpose of mortgaging the premises. Tenant agrees that this Lease shall be subordinate to any mortgage placed upon the premises by Landlord provided that such subordination shall not affect Tenant's rights to possession of the premises under the terms of this Lease.

      18.  RIGHTS AND REMEDIES:
           A. Cumulative. All rights and remedies shall be cumulative and shall not exclude any right allowed by law.
           B. Defaults. If Tenant defaults in the payment of rent or of any of the covenants and agreements of this Lease with such defaults continuing for a period of ten (10) days after written notice thereof or if the Tenant abandons the leased premises, Landlord may at its election terminate the Lease and/or terminate Tenant's right to possession of the leased premises. Landlord may institute an action for possession of the leased premises. Action by the Landlord pursuant to this paragraph shall not relieve the Tenant from any damages recoverable by law because of Tenant's default including, but not limited to, Tenant's obligation to pay rental as provided in this Lease.
           C. Landlord's Right to Enter Premises. Landlord shall have the right to enter Tenant's premises at reasonable times and to show the premises during the last six (6) months of the lease term.
           D. Surrender of Possession. Tenant agrees that upon termination of this Lease in any manner or for any cause, to surrender possession to the Landlord in as good a condition as when Tenant took possession, ordinary wear and tear excepted. In the event Tenant holds over after termination, the tenancy created shall be a month-to-month tenancy.
           E. Notices. Notices may be reserved personally or by certified or registered mail addressed to the Landlord at his principal place of business or to the Tenant at 5411 East State Street, Rockford, Illinois.
           F. Attorney's Fees and Costs. In the event of default by Tenant of any of the provisions of this Lease, Tenant shall be responsible for reasonable attorney's fees, expenses, and costs incurred by the Landlord as a result of such default.

      19. MISCELLANOUS: Tenant's first month rental obligation as set forth below shall be due and payable upon the execution of this Lease.

           Base Rent           $ 1032.50
           Additional Rent     $  467.50
           Total Monthly Rent  $ 1500.00

      20. COMPLETE AGREEMENT: The parties agree that this Lease constitutes the entire agreement between the Landlord and Tenant and upon execution hereof shall be binding upon the successors and assigns of the parties hereto.

      21. ADDITIONAL PROVISIONS: Tanning beds are not allowed at any time during the term of this Lease.

      IN WITNESS WHEREOF, the Landlord and Tenant have respectively executed this Lease on the day and year first above written.

 LANDLORD:                          TENANT:

 ROCKFORD INVESTORS PARTNERSHIP     INTERIM PERSONNEL


 By:  Stanley Miller                By:  Mary Clark

      Secretary,                         Vice President

 PREPARED BY:
 Attorney Nancy Hyzer
 HYZER, HYZER & ZIMMERMAN           -----------------------------------------
 855 North Madison Street                                      , individually
 Rockford, IL 61107
 (815) 965-3600

 ****************************************************************************

                                                                     EX-10.04


                                  L E A S E

      THIS LEASE made this 2nd day of February, 1999, by and between:

      ROCKFORD INVESTORS PARTNERSHIP,
      hereinafter referred to as -----------------------------------LANDLORD,

           -and-

      INTERIM HEALTHCARE,
      hereinafter referred to as -------------------------------------TENANT.

                             W I T N E S S E T H:

      1. LEASED PREMISES: Landlord, in consideration of the rents provided herein and the covenants and agreements contained herein, leases to Tenant and Tenant leases from Landlord, the following described premises (hereinafter referred to as "leased premises"):

      Commonly known as 5411 East State Street, Rockford, Illinois

      Approximately 1500 square feet of space, being approximately 26 feet in width and 60 feet in depth, in the New Towne Plaza I, a Shopping Center, located in Rockford, Illinois, which premises are known as Store Space No.
 3. The boundaries and location of the leased premises are outlined on the site plan of the first floor of the shopping center which is marked Exhibit "A" and attached hereto and incorporated herein by reference.

      2. USE OF ADDITIONAL AREAS: The use and occupation by the Tenant of the leased premises shall include the use in common with others entitled thereto of the common areas, parking areas, driveway and sidewalks as shown on Exhibit "B" which is attached hereto and incorporated herein by reference, and other facilities as may be designated from time to time by the Landlord, subject, however, to the terms and conditions of this Lease and to reasonable rules and regulations for the use thereof as prescribed from time to time by the Landlord.

      3. TERM OF LEASE: The term of this Lease shall commence March 1, 1999, and shall continue for a period of three (3) years and shall terminate on February 28, 2002.

      4. OPTION TO EXTEND: Tenant is granted the option to renew this lease for an additional three (3) year term upon the giving of six month's written notice to Landlord prior to the expiration of the original lease term. The base rental for the option period shall be increased by -0- ($-0-) Dollars per square foot of the leased premises. In addition, during the option period Tenant shall pay as additional rental Tenant's pro rata share for taxes, utilities and operating expenses in accordance with Paragraph 6 of this Lease.

      5. BASE RENT: During the term of this Lease, Tenant shall pay rent in the amount of One Thousand Thirty Two & 50/100 ($1,032.50) Dollars per month without any deductions or set-off unless otherwise provided herein in advance of the first day of each month commencing March 1, 1999 and monthly thereafter during the term of this Lease with such rent payable at the office of the Landlord.

      If the Tenant takes possession of the leased premises after the first day of the month, Tenant shall pay a fractional share of the month's rent, prorated on a per diem basis.

      6. ADDITIONAL RENTS: In addition to the base rent, Tenant shall pay to Landlord during the term of this Lease additional rents for such costs and services as set forth below which rents may be adjusted at least annually. For purpose of the additional rents, the Tenant's pro rata share shall be 4.688 percent (4.688%). Tenant's share has been calculated by computing the percentage of Tenant's leased square footage to the total leasable square footage in the building. In addition, such percentage has been adjusted in accordance with the location of Tenant's space in the building. First floor tenants pay twice as much per square foot of leased space as Tenants on the second floors and lower levels. Initially, Tenants whose leased space is located on the first floor shall pay Two and 74/100ths ($2.74) Dollars per leased square foot for the first year and those Tenants located on the second floor and the lower level shall pay One Dollar and 37/100ths ($1.37) per leased square foot for the first year. The maximum amount to be paid by Tenant in any one year during the term of this Lease is Four Dollars and 11/100ths ($4.11) per leased square foot for the space located on the first floor and Two Dollars and 06/100ths ($2.06) per leased square foot for the space located on the second floor. Such additional rent shall be applied to the following property costs and services.

           A. TAXES: Tenant agrees to pay to Landlord its pro rata share of the general real property taxes and assessments which have been levied or assessed upon such premises for each calendar year or fraction thereof.

           B. UTILITY COSTS: Tenant shall be solely responsible for all charges for public utilities, whether furnished by Landlord or otherwise, and including, but not limited to, gas, electricity, sewer, water and heat.

           In addition, Tenant agrees to pay to Landlord its pro rata share of all charges for public utilities including, but not limited to, sewer, water, gas, electricity, and any other utilities used upon or furnished to the parking lot or common areas or any non Tenant areas of center.

           C. MAINTENANCE, SECURITY AND OPERATION: Tenant agrees to pay to Landlord its pro rata share of all common area maintenance and security expense, parking lot maintenance expense, and all maintenance and security expense of common area of center, including, but not limited to, gardening and landscaping, the cost of public liability and property damage insurance, repairs, replacements, line painting, lighting, sanitary control, removal of snow, trash, rubbish, and garbage, and ten (10%) percent of all the costs included as operating costs to cover the Landlord's administrative and overhead costs. Operating costs shall also include the cost of repairing, maintaining, cleaning and painting the exteriors of the building and the interior common area facilities.

      7. LATE CHARGES: If Tenant fails to pay rent due within 10 days of due date, there shall be a late charge penalty of 5% of the monthly rental assessed against Tenant and such unpaid amount shall bear interest from the due date thereof to the date of payment at the rate of Eighteen (18%) percent per annum.

      8. NET LEASE: Landlord shall not be required to or expected to incur or sustain any expense in and about the leased premises throughout the term of this Lease.

      9. CONDITION OF THE PREMISES: Landlord and Tenant agree that the leased premises shall be in tenantable condition at the commencement of the term of this Lease. Carpeted floors, drywall perimeter walls, (painted) suspended ceiling, one lay in trofter for each 100 feet, one receptacle each 20 feet, sprinkler system, separate meters for heating, air conditioning and electric, one-switch per room, receptacles without switches, no lights in closets. Floor plan as per Exhibit "C".

      10. USE OF THE PREMISES: Tenant shall use the premises during the term hereof for the following purposes only: Medical Professional Recruitment Home Health Agency business and supplemental staffing-marketing of similar services. Tenant shall be entitled to peaceable and quiet enjoyment of the leased premises upon payment of rent and compliance with the covenants and agreements contained herein and upon complying with all city laws and ordinances applicable to the leased premises.

      11. PARKING: Landlord will provide for use by the Tenant, its employees, customers and visitors space for parking automobiles in the parking facilities provided by Landlord. Landlord agrees to maintain such parking facilities and provide snow removal. Landlord reserves the right to designate and locate parking spaces for Tenant and to establish reasonable rules and regulations with respect to parking.

      12. ALTERATIONS AND REDECORATING: Tenant shall not make any alterations, additions or improvements to the interior or exterior of the leased premises, or redecorate the interior of the leased premises, without Landlord's prior written consent.

      Unless the Landlord consents to their removal, all non-trade fixtures and improvements become Landlord's property, provided, however, Landlord shall have the right to request their removal upon the termination of this Lease, in which case Tenant shall be responsible for the cost of such removal. In the event Landlord consents or requests removal, Tenant shall be responsible for repair of any damage to the premises resulting from such removal.

      13. SIGNS: Tenant shall not erect, place or maintain any sign, awning or advertising matter on the exterior of the building without prior written consent of Landlord. Tenant shall be responsible for the maintenance and repair of such sign, awning or advertising matter. Overall length of signs shall not exceed 70% of the storefront footage. Height of letters shall not exceed 24 inches. Landlord consent: At the Tenant's expense, permission is granted to re-face your business connection sign. Sign to remain the property of Landlord. Also, install a 4'x10' illuminated sign between sign poles. This sign to be installed in space occupied by Dierks Cash and Carry sign or the space occupied by New Towne Plaza sign.

      14. MAINTENANCE AND REPAIRS: Tenant shall be responsible for all maintenance and repairs to the leased premises.

      15. INSURANCE: Tenant shall carry public liability insurance with minimum limits of $500,000 for personal injury and $100,000 for property damage and such policy shall designate the Landlord as an additional insured. Tenant shall insure its leasehold fixtures, inventory, merchandise and personal property for an amount equal to the replacement cost.

      Landlord shall obtain and Tenant shall pay its pro rata share of the premium for fire and extended coverage insurance, liability insurance, and plate glass insurance.

      16.  UNTENANTABILITY BY FIRE OR OTHER CASUALTY:
           A. If the leased premises, a part thereof, or a part of the building are destroyed or damaged by fire or other casualty, and Landlord elects not to repair such damage, Landlord may terminate this Lease by notice to Tenant within thirty (30) days after the date of such fire or other casualty, and all rents as provided in this Lease shall be prorated to the date of such fire or other casualty.
           B. In the event the leased premises, a part thereof, or a part of the building are destroyed or damaged by fire or other casualty and the Landlord elects to rebuild or restore the damaged premises, this Lease shall not terminate and Landlord shall repair the premises at Landlord's expense and all rents or a just portion thereof considering the nature and extent of the damages sustained to the leased premises, shall abate until the leased premises have been repaired or restored by the Landlord.

      17.  ASSIGNMENT OF LEASE:
           A. By Tenant. Tenant shall not assign this Lease or sublet the leased premises or permit any transfer thereof by operation of law without the prior written consent of Landlord, such consent not to be reasonably withheld.
           B. By Landlord. Landlord may assign Landlord's interest in this Lease in connection with a sale or transfer of title to the real estate or for the purpose of mortgaging the premises. Tenant agrees that this Lease shall be subordinate to any mortgage placed upon the premises by Landlord provided that such subordination shall not affect Tenant's rights to possession of the premises under the terms of this Lease.

      18.  RIGHTS AND REMEDIES:
           A. Cumulative. All rights and remedies shall be cumulative and shall not exclude any right allowed by law.
           B. Defaults. If Tenant defaults in the payment of rent or of any of the covenants and agreements of this Lease with such defaults continuing for a period of ten (10) days after written notice thereof or if the Tenant abandons the leased premises, Landlord may at its election terminate the Lease and/or terminate Tenant's right to possession of the leased premises. Landlord may institute an action for possession of the leased premises. Action by the Landlord pursuant to this paragraph shall not relieve the Tenant from any damages recoverable by law because of Tenant's default including, but not limited to, Tenant's obligation to pay rental as provided in this Lease.
           C. Landlord's Right to Enter Premises. Landlord shall have the right to enter Tenant's premises at reasonable times and to show the premises during the last six (6) months of the lease term.
           D. Surrender of Possession. Tenant agrees that upon termination of this Lease in any manner or for any cause, to surrender possession to the Landlord in as good a condition as when Tenant took possession, ordinary wear and tear excepted. In the event Tenant holds over after termination, the tenancy created shall be a month-to-month tenancy.
           E. Notices. Notices may be reserved personally or by certified or registered mail addressed to the Landlord at his principal place of business or to the Tenant at 5411 East State Street, Rockford, Illinois.
           F. Attorney's Fees and Costs. In the event of default by Tenant of any of the provisions of this Lease, Tenant shall be responsible for reasonable attorney's fees, expenses, and costs incurred by the Landlord as a result of such default.

      19. MISCELLANOUS: Tenant's first month rental obligation as set forth below shall be due and payable upon the execution of this Lease.

           Base Rent           $ 1032.50
           Additional Rent     $  467.50
           Total Monthly Rent  $ 1500.00

      20. COMPLETE AGREEMENT: The parties agree that this Lease constitutes the entire agreement between the Landlord and Tenant and upon execution hereof shall be binding upon the successors and assigns of the parties hereto.

      21. ADDITIONAL PROVISIONS: Tanning beds are not allowed at any time during the term of this Lease.

      IN WITNESS WHEREOF, the Landlord and Tenant have respectively executed this Lease on the day and year first above written.


 LANDLORD:                          TENANT:

 ROCKFORD INVESTORS PARTNERSHIP     INTERIM HEALTHCARE


 By:  Stanley Miller                By:  Mary Clark

      Secretary,                         Vice President

 PREPARED BY:
 Attorney Nancy Hyzer
 HYZER, HYZER & ZIMMERMAN           -----------------------------------------
 855 North Madison Street                                      , individually
 Rockford, IL 61107
 (815) 965-3600

 ****************************************************************************

                                                                     EX-10.05

                                  L E A S E

      THIS LEASE made this 4th day of March, 1998, by and between:

      ROCKFORD INVESTORS PARTNERSHIP,
      hereinafter referred to as -----------------------------------LANDLORD,

           -and-

      KIM KRUGER,
      hereinafter referred to as -------------------------------------TENANT.

                             W I T N E S S E T H:

      1. LEASED PREMISES: Landlord, in consideration of the rents provided herein and the covenants and agreements contained herein, leases to Tenant and Tenant leases from Landlord, the following described premises (hereinafter referred to as "leased premises"):

      Commonly known as 5411 East State Street, Rockford, Illinois

      Approximately 500 square feet of space, being approximately 17 feet in width and 29.6 feet in depth, in the New Towne Plaza I, a Shopping Center, located in Rockford, Illinois, which premises are known as Store Space No. Part of Area #2, #102. The boundaries and location of the leased premises are outlined on the site plan of the first floor of the shopping center which is marked Exhibit "A" and attached hereto and incorporated herein by reference.

      2. USE OF ADDITIONAL AREAS: The use and occupation by the Tenant of the leased premises shall include the use in common with others entitled thereto of the common areas, parking areas, driveway and sidewalks as shown on Exhibit "B" which is attached hereto and incorporated herein by reference, and other facilities as may be designated from time to time by the Landlord, subject, however, to the terms and conditions of this Lease and to reasonable rules and regulations for the use thereof as prescribed from time to time by the Landlord.

      3. TERM OF LEASE: The term of this Lease shall commence March 23, 1998, and shall continue for a period of five (5) years and shall terminate on March 22, 2003.

      4. OPTION TO EXTEND: Tenant is granted the option to renew this lease for an additional five (5) year term upon the giving of six month's written notice to Landlord prior to the expiration of the original lease term. The base rental for the option period shall be increased by One ($1.00) Dollar per square foot of the leased premises. In addition, during the option period Tenant shall pay as additional rental Tenant's pro rata share for taxes, utilities and operating expenses in accordance with Paragraph 6 of this Lease.

      5. BASE RENT: During the term of this Lease, Tenant shall pay rent in the amount of Four Hundred Fifty & no/100 ($450.00) Dollars per month without any deductions or set-off unless otherwise provided herein in advance of the first day of each month commencing March 23, 1998 and monthly thereafter during the term of this Lease with such rent payable at the office of the Landlord.

      If the Tenant takes possession of the leased premises after the first day of the month, Tenant shall pay a fractional share of the month's rent, prorated on a per diem basis.


      7. LATE CHARGES: If Tenant fails to pay rent due within 10 days of due date, there shall be a late charge penalty of 5% of the monthly rental assessed against Tenant and such unpaid amount shall bear interest from the due date thereof to the date of payment at the rate of Eighteen (18%) percent per annum.

      9. CONDITION OF THE PREMISES: Landlord and Tenant agree that the leased premises shall be in tenantable condition at the commencement of the term of this Lease. Carpeted floors, drywall perimeter walls, (painted) suspended ceiling, one lay in trofter for each 100 feet, one receptacle each 20 feet, sprinkler system, separate meters for heating, air conditioning and electric, one-switch per room, receptacles without switches, no lights in closets. Floor plan as per Exhibit "C".

      10. USE OF THE PREMISES: Tenant shall use the premises during the term hereof for the following purposes only: Hair Salon. Tenant shall be entitled to peaceable and quiet enjoyment of the leased premises upon payment of rent and compliance with the covenants and agreements contained herein and upon complying with all city laws and ordinances applicable to the leased premises.

      11. PARKING: Landlord will provide for use by the Tenant, its employees, customers and visitors space for parking automobiles in the parking facilities provided by Landlord. Landlord agrees to maintain such parking facilities and provide snow removal. Landlord reserves the right to designate and locate parking spaces for Tenant and to establish reasonable rules and regulations with respect to parking.

      12. ALTERATIONS AND REDECORATING: Tenant shall not make any alterations, additions or improvements to the interior or exterior of the leased premises, or redecorate the interior of the leased premises, without Landlord's prior written consent.

      Unless the Landlord consents to their removal, all non-trade fixtures and improvements become Landlord's property, provided, however, Landlord shall have the right to request their removal upon the termination of this Lease, in which case Tenant shall be responsible for the cost of such removal. In the event Landlord consents or requests removal, Tenant shall be responsible for repair of any damage to the premises resulting from such removal.

      13. SIGNS: Tenant shall not erect, place or maintain any sign, awning or advertising matter on the exterior of the building without prior written consent of Landlord. Tenant shall be responsible for the maintenance and repair of such sign, awning or advertising matter. Building signs shall be in the form of letters illuminated from inside fabricated from .060 aluminum with 3/16 acrylic faces. Interior illumination shall be by neon lighting. Letters shall be mounted on aluminum raceway and installed on building fascia with non-corrosive fasteners. Overall length of signs shall not exceed 70% of the storefront footage. Height of letters shall not exceed 24 inches. Landlord consent: One 4.5' x 4' existing sign on marquee and one existing sign over storefront.

      14. MAINTENANCE AND REPAIRS: Tenant shall be responsible for all maintenance and repairs to the leased premises except major electrical and HVAC systems.

      15. INSURANCE: Tenant shall carry public liability insurance with minimum limits of $500,000 for personal injury and $100,000 for property damage and such policy shall designate the Landlord as an additional insured. Tenant shall insure its leasehold fixtures, inventory, merchandise and personal property for an amount equal to the replacement cost.

      16.  UNTENANTABILITY BY FIRE OR OTHER CASUALTY:
           A. If the leased premises, a part thereof, or a part of the building are destroyed or damaged by fire or other casualty, and Landlord elects not to repair such damage, Landlord may terminate this Lease by notice to Tenant within thirty (30) days after the date of such fire or other casualty, and all rents as provided in this Lease shall be prorated to the date of such fire or other casualty.
           B. In the event the leased premises, a part thereof, or a part of the building are destroyed or damaged by fire or other casualty and the Landlord elects to rebuild or restore the damaged premises, this Lease shall not terminate and Landlord shall repair the premises at Landlord's expense and all rents or a just portion thereof considering the nature and extent of the damages sustained to the leased premises, shall abate until the leased premises have been repaired or restored by the Landlord.

      17.  ASSIGNMENT OF LEASE:
           A. By Tenant. Tenant shall not assign this Lease or sublet the leased premises or permit any transfer thereof by operation of law without the prior written consent of Landlord, such consent not to be reasonably withheld.
           B. By Landlord. Landlord may assign Landlord's interest in this Lease in connection with a sale or transfer of title to the real estate or for the purpose of mortgaging the premises. Tenant agrees that this Lease shall be subordinate to any mortgage placed upon the premises by Landlord provided that such subordination shall not affect Tenant's rights to possession of the premises under the terms of this Lease.

      18.  RIGHTS AND REMEDIES:
           A. Cumulative. All rights and remedies shall be cumulative and shall not exclude any right allowed by law.
           B. Defaults. If Tenant defaults in the payment of rent or of any of the covenants and agreements of this Lease with such defaults continuing for a period of ten (10) days after written notice thereof or if the Tenant abandons the leased premises, Landlord may at its election terminate the Lease and/or terminate Tenant's right to possession of the leased premises. Landlord may institute an action for possession of the leased premises. Action by the Landlord pursuant to this paragraph shall not relieve the Tenant from any damages recoverable by law because of Tenant's default including, but not limited to, Tenant's obligation to pay rental as provided in this Lease.
           C. Landlord's Right to Enter Premises. Landlord shall have the right to enter Tenant's premises at reasonable times and to show the premises during the last six (6) months of the lease term.
           D. Surrender of Possession. Tenant agrees that upon termination of this Lease in any manner or for any cause, to surrender possession to the Landlord in as good a condition as when Tenant took possession, ordinary wear and tear excepted. In the event Tenant holds over after termination, the tenancy created shall be a month-to-month tenancy.
           E. Notices. Notices may be reserved personally or by certified or registered mail addressed to the Landlord at his principal place of business or to the Tenant at 5411 East State Street, Rockford, Illinois.
           F. Attorney's Fees and Costs. In the event of default by Tenant of any of the provisions of this Lease, Tenant shall be responsible for reasonable attorney's fees, expenses, and costs incurred by the Landlord as a result of such default.

      19. MISCELLANOUS: Tenant's first month rental obligation as set forth below shall be due and payable upon the execution of this Lease.

           Base Rent           $ 450.00
           Additional Rent     $  15.00
           Total Monthly Rent  $ 465.00

      20. COMPLETE AGREEMENT: The parties agree that this Lease constitutes the entire agreement between the Landlord and Tenant and upon execution hereof shall be binding upon the successors and assigns of the parties hereto.

      21. ADDITIONAL PROVISIONS: Tanning beds are not allowed at any time during the term of this Lease. Tenant will pay all electric used in occupied space. Tenant shall share the cost of heat and air conditioning used in occupied space with Mr. Clean Cleaners or space no. 2. Tenant agrees to pay $15.00 per month for water usage.

      IN WITNESS WHEREOF, the Landlord and Tenant have respectively executed this Lease on the day and year first above written.

 LANDLORD:                          TENANT:

 ROCKFORD INVESTORS PARTNERSHIP     KIM KRUGER


 By:  Stanley Miller                By: Kimberly J. Kruger

      Secretary,

 PREPARED BY:
 Attorney Nancy Hyzer
 HYZER, HYZER & ZIMMERMAN
 855 North Madison Street
 Rockford, IL 61107
 (815) 965-3600

 ****************************************************************************

                                                                     EX-10.06

                                  L E A S E

      THIS LEASE made this 15th day of January, 1999, by and between:

      ROCKFORD INVESTORS PARTNERSHIP,
      hereinafter referred to as -----------------------------------LANDLORD,

           -and-

      LARRY LANG,
      hereinafter referred to as -------------------------------------TENANT.

                             W I T N E S S E T H:

      1. LEASED PREMISES: Landlord, in consideration of the rents provided herein and the covenants and agreements contained herein, leases to Tenant and Tenant leases from Landlord, the following described premises (hereinafter referred to as "leased premises"):

      Commonly known as 5411 East State Street, Rockford, Illinois

      Approximately 580 square feet of space, being approximately 29 feet in width and 20 feet in depth, in the New Towne Plaza I, a Shopping Center, located in Rockford, Illinois, which premises are known as Store Space No.
 201. The boundaries and location of the leased premises are outlined on the site plan of the second floor of the shopping center which is marked Exhibit "A" and attached hereto and incorporated herein by reference.

      2. USE OF ADDITIONAL AREAS: The use and occupation by the Tenant of the leased premises shall include the use in common with others entitled thereto of the common areas, parking areas, driveway and sidewalks as shown on Exhibit "B" which is attached hereto and incorporated herein by reference, and other facilities as may be designated from time to time by the Landlord, subject, however, to the terms and conditions of this Lease and to reasonable rules and regulations for the use thereof as prescribed from time to time by the Landlord.

      3. TERM OF LEASE: The term of this Lease shall commence February 1, 1999, and shall continue for a period of three (3) years and shall terminate on January 31, 2002.

      4. OPTION TO EXTEND: Tenant is granted the option to renew this lease for an additional Three (3) year term upon the giving of six month's written notice to Landlord prior to the expiration of the original lease term. The base rental for the option period shall be increased by One ($1.00) Dollar per square foot of the leased premises. In addition, during the option period Tenant shall pay as additional rental Tenant's pro rata share for taxes, utilities and operating expenses in accordance with Paragraph 6 of this Lease.

      5. RENT: During the term of this Lease, Tenant shall pay rent in the amount of Three Hundred Twenty Two & 58/100 ($322.58) Dollars per month without any deductions or set-off unless otherwise provided herein in advance of the first day of each month commencing February 1, 1999 and monthly thereafter during the term of this Lease with such rent payable at the office of the Landlord.

      If the Tenant takes possession of the leased premises after the first day of the month, Tenant shall pay a fractional share of the month's rent, prorated on a per diem basis.

      6. ADDITIONAL RENTS: In addition to the base rent, Tenant shall pay to Landlord during the term of this Lease additional rents for such costs and services as set forth below which rents may be adjusted at least annually. For purpose of the additional rents, the Tenant's pro rata share shall be .008826 percent (.008826%). Tenant's share has been calculated by computing the percentage of Tenant's leased square footage to the total leasable square footage in the building. In addition, such percentage has been adjusted in accordance with the location of Tenant's space in the building. First floor tenants pay twice as much per square foot of leased space as Tenants on the second floors and lower levels. Initially, Tenants whose leased space is located on the first floor shall pay Two and 74/100ths ($2.74) Dollars per leased square foot for the first year and those Tenants located on the second floor and the lower level shall pay One Dollar and 97/100ths ($1.97) per leased square foot for the first year. The maximum amount to be paid by Tenant in any one year during the term of this Lease is Four Dollars and 11/100ths ($4.11) per leased square foot for the space located on the first floor and Two Dollars and 47/100ths ($2.47) per leased square foot for the space located on the second floor. Such additional rent shall be applied to the following property costs and services.

           A. TAXES: Tenant agrees to pay to Landlord its pro rata share of the general real property taxes and assessments which have been levied or assessed upon such premises for each calendar year or fraction thereof.

           B. UTILITY COSTS: Tenant shall be solely responsible for all charges for public utilities, whether furnished by Landlord or otherwise, and including, but not limited to, gas, electricity, sewer, water and heat.

           In addition, Tenant agrees to pay to Landlord its pro rata share of all charges for public utilities including, but not limited to, sewer, water, gas, electricity, and any other utilities used upon or furnished to the parking lot or common areas or any non Tenant areas of center.

           C. MAINTENANCE, SECURITY AND OPERATION: Tenant agrees to pay to Landlord its pro rata share of all common area maintenance and security expense, parking lot maintenance expense, and all maintenance and security expense of common area of center, including, but not limited to, gardening and landscaping, the cost of public liability and property damage insurance, repairs, replacements, line painting, lighting, sanitary control, removal of snow, trash, rubbish, and garbage, and ten (10%) percent of all the costs included as operating costs to cover the Landlord's administrative and overhead costs. Operating costs shall also include the cost of repairing, maintaining, cleaning and painting the exteriors of the building and the interior common area facilities.

      7. LATE CHARGES: If Tenant fails to pay rent due within 10 days of due date, there shall be a late charge penalty of 5% of the monthly rental assessed against Tenant and such unpaid amount shall bear interest from the due date thereof to the date of payment at the rate of Eighteen (18%) percent per annum.

      8. NET LEASE: Landlord shall not be required to or expected to incur or sustain any expense in and about the leased premises throughout the term of this Lease.

      9. CONDITION OF THE PREMISES: Landlord and Tenant agree that the leased premises shall be in tenantable condition at the commencement of the term of this Lease. Carpeted floors, drywall perimeter walls, (painted) suspended ceiling, one lay in trofter for each 100 feet, one receptacle each 20 feet, sprinkler system, separate meters for heating, air conditioning and electric, one-switch per room, receptacles without switches, no lights in closets. Floor plan as per Exhibit "C".

      10. USE OF THE PREMISES: Tenant shall use the premises during the term hereof for the following purposes only: General Office. Tenant shall be entitled to peaceable and quiet enjoyment of the leased premises upon payment of rent and compliance with the covenants and agreements contained herein and upon complying with all city laws and ordinances applicable to the leased premises.

      11. PARKING: Landlord will provide for use by the Tenant, its employees, customers and visitors space for parking automobiles in the parking facilities provided by Landlord. Landlord agrees to maintain such parking facilities and provide snow removal subject to Tenant's obligation for reimbursement of its pro rata share pursuant to Paragraph 6.C. Landlord reserves the right to designate and locate parking spaces for Tenant and to establish reasonable rules and regulations with respect to parking.

      12. ALTERATIONS AND REDECORATING: Tenant shall not make any alterations, additions or improvements to the interior or exterior of the leased premises, or redecorate the interior of the leased premises, without Landlord's prior written consent.

      Unless the Landlord consents to their removal, all non-trade fixtures and improvements become Landlord's property, provided, however, Landlord shall have the right to request their removal upon the termination of this Lease, in which case Tenant shall be responsible for the cost of such removal. In the event Landlord consents or requests removal, Tenant shall be responsible for repair of any damage to the premises resulting from such removal.

      13. SIGNS: Tenant shall not erect, place or maintain any sign, awning or advertising matter on the exterior of the building without prior written consent of Landlord. Tenant shall be responsible for the maintenance and repair of such sign, awning or advertising matter. Building signs shall be in the form of letters illuminated from inside fabricated from .060 aluminum with 3/16 acrylic faces. Interior illumination shall be by neon lighting. Letters shall be mounted on aluminum raceway and installed on building fascia with non-corrosive fasteners. Overall length of signs shall not exceed 70% of the storefront footage. Height of letters shall not exceed 24 inches. Landlord consent: Landlord to place name on building directory.

      14. MAINTENANCE AND REPAIRS: Tenant shall be responsible for all maintenance and repairs to the leased premises.

      15. INSURANCE: Tenant shall carry public liability insurance with minimum limits of $500,000 for personal injury and $100,000 for property damage and such policy shall designate the Landlord as an additional insured. Tenant shall insure its leasehold fixtures, inventory, merchandise and personal property for an amount equal to the replacement cost.

      Landlord shall obtain and Tenant shall pay its pro rata share of the premium for fire and extended coverage insurance, liability insurance, and plate glass insurance.

      16.  UNTENANTABILITY BY FIRE OR OTHER CASUALTY:
           A. If the leased premises, a part thereof, or a part of the building are destroyed or damaged by fire or other casualty, and Landlord elects not to repair such damage, Landlord may terminate this Lease by notice to Tenant within thirty (30) days after the date of such fire or other casualty, and all rents as provided in this Lease shall be prorated to the date of such fire or other casualty.
           B. In the event the leased premises, a part thereof, or a part of the building are destroyed or damaged by fire or other casualty and the Landlord elects to rebuild or restore the damaged premises, this Lease shall not terminate and Landlord shall repair the premises at Landlord's expense and all rents or a just portion thereof considering the nature and extent of the damages sustained to the leased premises, shall abate until the leased premises have been repaired or restored by the Landlord.

      17.  ASSIGNMENT OF LEASE:
           A. By Tenant. Tenant shall not assign this Lease or sublet the leased premises or permit any transfer thereof by operation of law without the prior written consent of Landlord, such consent not to be reasonably withheld.
           B. By Landlord. Landlord may assign Landlord's interest in this Lease in connection with a sale or transfer of title to the real estate or for the purpose of mortgaging the premises. Tenant agrees that this Lease shall be subordinate to any mortgage placed upon the premises by Landlord provided that such subordination shall not affect Tenant's rights to possession of the premises under the terms of this Lease.

      18.  RIGHTS AND REMEDIES:
           A. Cumulative. All rights and remedies shall be cumulative and shall not exclude any right allowed by law.
           B. Defaults. If Tenant defaults in the payment of rent or of any of the covenants and agreements of this Lease with such defaults continuing for a period of ten (10) days after written notice thereof or if the Tenant abandons the leased premises, Landlord may at its election terminate the Lease and/or terminate Tenant's right to possession of the leased premises. Landlord may institute an action for possession of the leased premises. Action by the Landlord pursuant to this paragraph shall not relieve the Tenant from any damages recoverable by law because of Tenant's default including, but not limited to, Tenant's obligation to pay rental as provided in this Lease.
           C. Landlord's Right to Enter Premises. Landlord shall have the right to enter Tenant's premises at reasonable times and to show the premises during the last six (6) months of the lease term.
           D. Surrender of Possession. Tenant agrees that upon termination of this Lease in any manner or for any cause, to surrender possession to the Landlord in as good a condition as when Tenant took possession, ordinary wear and tear excepted. In the event Tenant holds over after termination, the tenancy created shall be a month-to-month tenancy.
           E. Notices. Notices may be reserved personally or by certified or registered mail addressed to the Landlord at his principal place of business or to the Tenant at 5411 East State Street, Rockford, Illinois.
           F. Attorney's Fees and Costs. In the event of default by Tenant of any of the provisions of this Lease, Tenant shall be responsible for reasonable attorney's fees, expenses, and costs incurred by the Landlord as a result of such default.

      19. MISCELLANOUS: Tenant's first month rental obligation as set forth below shall be due and payable upon the execution of this Lease.

           Base Rent           $ 322.58
           Additional Rent     $  90.78
           Total Monthly Rent  $ 413.36

      20. COMPLETE AGREEMENT: The parties agree that this Lease constitutes the entire agreement between the Landlord and Tenant and upon execution hereof shall be binding upon the successors and assigns of the parties hereto.

      21. ADDITIONAL PROVISIONS: Tanning beds are not allowed at any time during the term of this Lease.

      IN WITNESS WHEREOF, the Landlord and Tenant have respectively executed this Lease on the day and year first above written.

 LANDLORD:                               TENANT:

 ROCKFORD INVESTORS PARTNERSHIP          LARRY LANG


 By:  Stanley Miller                     By:  Larry Lang

      Secretary,

 PREPARED BY:
 Attorney Nancy Hyzer
 HYZER, HYZER & ZIMMERMAN                ------------------------------------
 855 North Madison Street                                      , individually
 Rockford, IL 61107
 (815) 965-3600

 ****************************************************************************

                                                                     EX-10.07

                                  L E A S E

      THIS LEASE made this 10th day of March, 1998, by and between:

      ROCKFORD INVESTORS PARTNERSHIP,
      hereinafter referred to as -----------------------------------LANDLORD,

           -and-

      MAIL BOXES AND PARCEL DEPOT INC.,
      hereinafter referred to as -------------------------------------TENANT.

                             W I T N E S S E T H:

      1. LEASED PREMISES: Landlord, in consideration of the rents provided herein and the covenants and agreements contained herein, leases to Tenant and Tenant leases from Landlord, the following described premises (hereinafter referred to as "leased premises"):

      Commonly known as 5411 East State Street, Rockford, Illinois

      Approximately 1440 square feet of space, being approximately 24 feet in width and 60 feet in depth, in the New Towne Plaza I, a Shopping Center, located in Rockford, Illinois, which premises are known as Store Space No.
 9. The boundaries and location of the leased premises are outlined on the site plan of the first floor of the shopping center which is marked Exhibit "A" and attached hereto and incorporated herein by reference.

      2. USE OF ADDITIONAL AREAS: The use and occupation by the Tenant of the leased premises shall include the use in common with others entitled thereto of the common areas, parking areas, driveway and sidewalks as shown on Exhibit "B" which is attached hereto and incorporated herein by reference, and other facilities as may be designated from time to time by the Landlord, subject, however, to the terms and conditions of this Lease and to reasonable rules and regulations for the use thereof as prescribed from time to time by the Landlord.

      3. TERM OF LEASE: The term of this Lease shall commence November 1, 1998, and shall continue for a period of five (5) years and shall terminate on October 31, 2003.

      4. OPTION TO EXTEND: Tenant is granted the option to renew this lease for an additional five (5) year term upon the giving of six month's written notice to Landlord prior to the expiration of the original lease term. The base rental for the option period shall be increased by One ($1.00) Dollar per square foot of the leased premises. In addition, during the option period Tenant shall pay as additional rental Tenant's pro rata share for taxes, utilities and operating expenses in accordance with Paragraph 6 of this Lease.

      5. BASE RENT: During the term of this Lease, Tenant shall pay rent in the amount of Nine Hundred Ninety One and 20/100 ($991.20) Dollars per month without any deductions or set-off unless otherwise provided herein in advance of the first day of each month commencing November, 1998 and monthly thereafter during the term of this Lease with such rent payable at the office of the Landlord.

      If the Tenant takes possession of the leased premises after the first day of the month, Tenant shall pay a fractional share of the month's rent, prorated on a per diem basis.

      6. ADDITIONAL RENTS: In addition to the base rent, Tenant shall pay to Landlord during the term of this Lease additional rents for such costs and services as set forth below which rents may be adjusted at least annually. For purpose of the additional rents, the Tenant's pro rata share shall be .045 percent (.045%). Tenant's share has been calculated by computing the percentage of Tenant's leased square footage to the total leasable square footage in the building. In addition, such percentage has been adjusted in accordance with the location of Tenant's space in the building. Initially, Tenants whose leased space is located on the first floor shall pay Three and 74/100ths ($3.74) Dollars per leased square foot for the first year and those Tenants located on the second floor and the lower level shall pay One Dollar and 97/100ths ($1.97) per leased square foot for the first year. The maximum amount to be paid by Tenant in any one year during the term of this Lease is Four Dollars and 47/100ths ($4.47) per leased square foot for the space located on the first floor and Two Dollars and 47/100ths ($2.47) per leased square foot for the space located on the second floor. Such additional rent shall be applied to the following property costs and services.

           A. TAXES: Tenant agrees to pay to Landlord its pro rata share of the general real property taxes and assessments which have been levied or assessed upon such premises for each calendar year or fraction thereof.

           B. UTILITY COSTS: Tenant shall be solely responsible for all charges for public utilities, whether furnished by Landlord or otherwise, and including, but not limited to, gas, electricity, sewer, water and heat.

           In addition, Tenant agrees to pay to Landlord its pro rata share of all charges for public utilities including, but not limited to, sewer, water, gas, electricity, and any other utilities used upon or furnished to the parking lot or common areas or any non Tenant areas of center.

           C. MAINTENANCE, SECURITY AND OPERATION: Tenant agrees to pay to Landlord its pro rata share of all common area maintenance and security expense, parking lot maintenance expense, and all maintenance and security expense of common area of center, including, but not limited to, gardening and landscaping, the cost of public liability and property damage insurance, repairs, replacements, line painting, lighting, sanitary control, removal of snow, trash, rubbish, and garbage, and ten (10%) percent of all the costs included as operating costs to cover the Landlord's administrative and overhead costs. Operating costs shall also include the cost of repairing, maintaining, cleaning and painting the exteriors of the building and the interior common area facilities.

      7. LATE CHARGES: If Tenant fails to pay rent due within 10 days of due date, there shall be a late charge penalty of 5% of the monthly rental assessed against Tenant and such unpaid amount shall bear interest from the due date thereof to the date of payment at the rate of Eighteen (18%) percent per annum.

      8. NET LEASE: Landlord shall not be required to or expected to incur or sustain any expense in and about the leased premises throughout the term of this Lease.

      9. CONDITION OF THE PREMISES: Landlord and Tenant agree that the leased premises shall be in tenantable condition at the commencement of the term of this Lease. Carpeted floors, drywall perimeter walls, (painted) suspended ceiling, one lay in trofter for each 100 feet, one receptacle each 20 feet, sprinkler system, separate meters for heating, air conditioning and electric, one-switch per room, receptacles without switches, no lights in closets. Floor plan as per Exhibit "C".

      10. USE OF THE PREMISES: Tenant shall use the premises during the term hereof for the following purposes only: All services of mail boxes, parcel depot and including Ticketmaster agency sales. Tenant shall be entitled to peaceable and quiet enjoyment of the leased premises upon payment of rent and compliance with the covenants and agreements contained herein and upon complying with all city laws and ordinances applicable to the leased premises.

      11. PARKING: Landlord will provide for use by the Tenant, its employees, customers and visitors space for parking automobiles in the parking facilities provided by Landlord. Landlord agrees to maintain such parking facilities and provide snow removal subject to Tenant's obligation for reimbursement of its pro rata share pursuant to Paragraph 6.C. Landlord reserves the right to designate and locate parking spaces for Tenant and to establish reasonable rules and regulations with respect to parking.

      12. ALTERATIONS AND REDECORATING: Tenant shall not make any alterations, additions or improvements to the interior or exterior of the leased premises, or redecorate the interior of the leased premises, without Landlord's prior written consent.

      Unless the Landlord consents to their removal, all non-trade fixtures and improvements become Landlord's property, provided, however, Landlord shall have the right to request their removal upon the termination of this Lease, in which case Tenant shall be responsible for the cost of such removal. In the event Landlord consents or requests removal, Tenant shall be responsible for repair of any damage to the premises resulting from such removal.

      13. SIGNS: Tenant shall not erect, place or maintain any sign, awning or advertising matter on the exterior of the building without prior written consent of Landlord. Tenant shall be responsible for the maintenance and repair of such sign, awning or advertising matter. Building signs shall be in the form of letters illuminated from inside fabricated from .060 aluminum with 3/16 acrylic faces. Interior illumination shall be by neon lighting. Letters shall be mounted on aluminum raceway and installed on building fascia with non-corrosive fasteners. Overall length of signs shall not exceed 70% of the storefront footage. Height of letters shall not exceed 24 inches. Landlord consent: Tenant may install two 3' x 16' fluorescent lighted signs over awnings on face of building at Tenant's expense.

      14. MAINTENANCE AND REPAIRS: Tenant shall be responsible for all maintenance and repairs to the leased premises.

      15. INSURANCE: Tenant shall carry public liability insurance with minimum limits of $500,000 for personal injury and $100,000 for property damage and such policy shall designate the Landlord as an additional insured. Tenant shall insure its leasehold fixtures, inventory, merchandise and personal property for an amount equal to the replacement cost.

      Landlord shall obtain and Tenant shall pay its pro rata share of the premium for fire and extended coverage insurance, liability insurance, and plate glass insurance.

      16.  UNTENANTABILITY BY FIRE OR OTHER CASUALTY:
           A. If the leased premises, a part thereof, or a part of the building are destroyed or damaged by fire or other casualty, and Landlord elects not to repair such damage, Landlord may terminate this Lease by notice to Tenant within thirty (30) days after the date of such fire or other casualty, and all rents as provided in this Lease shall be prorated to the date of such fire or other casualty.
           B. In the event the leased premises, a part thereof, or a part of the building are destroyed or damaged by fire or other casualty and the Landlord elects to rebuild or restore the damaged premises, this Lease shall not terminate and Landlord shall repair the premises at Landlord's expense and all rents or a just portion thereof considering the nature and extent of the damages sustained to the leased premises, shall abate until the leased premises have been repaired or restored by the Landlord.

      17.  ASSIGNMENT OF LEASE:
           A. By Tenant. Tenant shall not assign this Lease or sublet the leased premises or permit any transfer thereof by operation of law without the prior written consent of Landlord, such consent not to be reasonably withheld.
           B. By Landlord. Landlord may assign Landlord's interest in this Lease in connection with a sale or transfer of title to the real estate or for the purpose of mortgaging the premises. Tenant agrees that this Lease shall be subordinate to any mortgage placed upon the premises by Landlord provided that such subordination shall not affect Tenant's rights to possession of the premises under the terms of this Lease.

      18.  RIGHTS AND REMEDIES:
           A. Cumulative. All rights and remedies shall be cumulative and shall not exclude any right allowed by law.
           B. Defaults. If Tenant defaults in the payment of rent or of any of the covenants and agreements of this Lease with such defaults continuing for a period of ten (10) days after written notice thereof or if the Tenant abandons the leased premises, Landlord may at its election terminate the Lease and/or terminate Tenant's right to possession of the leased premises. Landlord may institute an action for possession of the leased premises. Action by the Landlord pursuant to this paragraph shall not relieve the Tenant from any damages recoverable by law because of Tenant's default including, but not limited to, Tenant's obligation to pay rental as provided in this Lease.
           C. Landlord's Right to Enter Premises. Landlord shall have the right to enter Tenant's premises at reasonable times and to show the premises during the last six (6) months of the lease term.
           D. Surrender of Possession. Tenant agrees that upon termination of this Lease in any manner or for any cause, to surrender possession to the Landlord in as good a condition as when Tenant took possession, ordinary wear and tear excepted. In the event Tenant holds over after termination, the tenancy created shall be a month-to-month tenancy.
           E. Notices. Notices may be reserved personally or by certified or registered mail addressed to the Landlord at his principal place of business or to the Tenant at 5411 East State Street, Rockford, Illinois.
           F. Attorney's Fees and Costs. In the event of default by Tenant of any of the provisions of this Lease, Tenant shall be responsible for reasonable attorney's fees, expenses, and costs incurred by the Landlord as a result of such default.

      19. MISCELLANOUS: Tenant's first month rental obligation as set forth below shall be due and payable upon the execution of this Lease.

           Base Rent           $  991.20
           Additional Rent     $  448.80
           Total Monthly Rent  $ 1440.00

      20. COMPLETE AGREEMENT: The parties agree that this Lease constitutes the entire agreement between the Landlord and Tenant and upon execution hereof shall be binding upon the successors and assigns of the parties hereto.

      21. ADDITIONAL PROVISIONS: Tanning beds are not allowed at any time during the term of this Lease.

      IN WITNESS WHEREOF, the Landlord and Tenant have respectively executed this Lease on the day and year first above written.

 LANDLORD:                          TENANT:

 ROCKFORD INVESTORS PARTNERSHIP     MAIL BOXES AND PARCEL DEPOT
                                    INC.

 By:  Stanley Miller                By:  Jim Kitzmiller
      Secretary,                         Owner

 PREPARED BY:
 Attorney Nancy Hyzer
 HYZER, HYZER & ZIMMERMAN
 855 North Madison Street
 Rockford, IL 61107
 (815) 965-3600

 ****************************************************************************

                                                                     EX-10.08

                                  L E A S E

      THIS LEASE made this 17th day of November, 1998, by and between:

      ROCKFORD INVESTORS PARTNERSHIP,
      hereinafter referred to as -----------------------------------LANDLORD,

           -and-

      MARCH OF DIMES,
      hereinafter referred to as -------------------------------------TENANT.

                             W I T N E S S E T H:

      1. LEASED PREMISES: Landlord, in consideration of the rents provided herein and the covenants and agreements contained herein, leases to Tenant and Tenant leases from Landlord, the following described premises (hereinafter referred to as "leased premises"):

      Commonly known as 5411 East State Street, Rockford, Illinois

      Approximately 1568 square feet of space, being approximately 25 feet in width and 62 feet in depth, in the New Towne Plaza I, a Shopping Center, located in Rockford, Illinois, which premises are known as Store Space No.
 8. The boundaries and location of the leased premises are outlined on the site plan of the first floor of the shopping center which is marked Exhibit "A" and attached hereto and incorporated herein by reference.

      2. USE OF ADDITIONAL AREAS: The use and occupation by the Tenant of the leased premises shall include the use in common with others entitled thereto of the common areas, parking areas, driveway and sidewalks as shown on Exhibit "B" which is attached hereto and incorporated herein by reference, and other facilities as may be designated from time to time by the Landlord, subject, however, to the terms and conditions of this Lease and to reasonable rules and regulations for the use thereof as prescribed from time to time by the Landlord.

      3. TERM OF LEASE: The term of this Lease shall commence December 15, 1998, and shall continue for a period of five (5) years and shall terminate on December 14, 2003.

      4. OPTION TO EXTEND: Tenant is granted the option to renew this lease for an additional five (5) year term upon the giving of six month's written notice to Landlord prior to the expiration of the original lease term. The base rental for the option period shall be increased by two ($2.00) Dollars per square foot of the leased premises. In addition, during the option period Tenant shall pay as additional rental Tenant's pro rata share for taxes, utilities and operating expenses in accordance with Paragraph 6 of this Lease.

      5. RENT: During the term of this Lease, Tenant shall pay rent in the amount of Five Hundred Eleven & 31/100 ($511.31*) Dollars per month without any deductions or set-off unless otherwise provided herein in advance of the first day of each month commencing December 15, 1998, and monthly thereafter during the term of this Lease with such rent payable at the office of the Landlord. * See Rent Schedule.

      If the Tenant takes possession of the leased premises after the first day of the month, Tenant shall pay a fractional share of the month's rent, prorated on a per diem basis.

      6. ADDITIONAL RENTS: In addition to the base rent, Tenant shall pay to Landlord during the term of this Lease additional rents for such costs and services as set forth below which rents may be adjusted at least annually. For purpose of the additional rents, the Tenant's pro rata share shall be .0477 percent (.0477%). Tenant's share has been calculated by computing the percentage of Tenant's leased square footage to the total leasable square footage in the building. In addition, such percentage has been adjusted in accordance with the location of Tenant's space in the building. First floor tenants pay twice as much per square foot of leased space as Tenants on the second floors and lower levels. Initially, Tenants whose leased space is located on the first floor shall pay Three and 74/100ths ($3.74) Dollars per leased square foot for the first year and those Tenants located on the second floor and the lower level shall pay One Dollar and 97/100ths ($1.97) per leased square foot for the first year. The maximum amount to be paid by Tenant in any one year during the term of this Lease is Four Dollars and 74/100ths ($4.74) per leased square foot for the space located on the first floor and Three Dollars and 06/100ths ($3.06) per leased square foot for the space located on the second floor. Such additional rent shall be applied to the following property costs and services.

           A. TAXES: Tenant agrees to pay to Landlord its pro rata share of the general real property taxes and assessments which have been levied or assessed upon such premises for each calendar year or fraction thereof.

           B. UTILITY COSTS: Tenant shall be solely responsible for all charges for public utilities, whether furnished by Landlord or otherwise, and including, but not limited to, gas, electricity, sewer, water and heat.

           In addition, Tenant agrees to pay to Landlord its pro rata share of all charges for public utilities including, but not limited to, sewer, water, gas, electricity, and any other utilities used upon or furnished to the parking lot or common areas or any non Tenant areas of center.

           C. MAINTENANCE, SECURITY AND OPERATION: Tenant agrees to pay to Landlord its pro rata share of all common area maintenance and security expense, parking lot maintenance expense, and all maintenance and security expense of common area of center, including, but not limited to, gardening and landscaping, the cost of public liability and property damage insurance, repairs, replacements, line painting, lighting, sanitary control, removal of snow, trash, rubbish, and garbage, and ten (10%) percent of all the costs included as operating costs to cover the Landlord's administrative and overhead costs. Operating costs shall also include the cost of repairing, maintaining, cleaning and painting the exteriors of the building and the interior common area facilities.

      7. LATE CHARGES: If Tenant fails to pay rent due within 10 days of due date, there shall be a late charge penalty of 5% of the monthly rental assessed against Tenant and such unpaid amount shall bear interest from the due date thereof to the date of payment at the rate of Eighteen (18%) percent per annum.

      8. NET LEASE: Landlord shall not be required to or expected to incur or sustain any expense in and about the leased premises throughout the term of this Lease.

      9. CONDITION OF THE PREMISES: Landlord and Tenant agree that the leased premises shall be in tenantable condition at the commencement of the term of this Lease. Carpeted floors, drywall perimeter walls, (painted) suspended ceiling, one lay in trofter for each 100 feet, one receptacle each 20 feet, sprinkler system, separate meters for heating, air conditioning and electric, one-switch per room, receptacles without switches, no lights in closets. Floor plan as per Exhibit "C".

      10. USE OF THE PREMISES: Tenant shall use the premises during the term hereof for the following purposes only: General Office. Tenant shall be entitled to peaceable and quiet enjoyment of the leased premises upon payment of rent and compliance with the covenants and agreements contained herein and upon complying with all city laws and ordinances applicable to the leased premises.

      11. PARKING: Landlord will provide for use by the Tenant, its employees, customers and visitors space for parking automobiles in the parking facilities provided by Landlord. Landlord agrees to maintain such parking facilities and provide snow removal. Landlord reserves the right to designate and locate parking spaces for Tenant and to establish reasonable rules and regulations with respect to parking.

      12. ALTERATIONS AND REDECORATING: Tenant shall not make any alterations, additions or improvements to the interior or exterior of the leased premises, or redecorate the interior of the leased premises, without Landlord's prior written consent.

      Unless the Landlord consents to their removal, all non-trade fixtures and improvements become Landlord's property, provided, however, Landlord shall have the right to request their removal upon the termination of this Lease, in which case Tenant shall be responsible for the cost of such removal. In the event Landlord consents or requests removal, Tenant shall be responsible for repair of any damage to the premises resulting from such removal.

      13. SIGNS: Tenant shall not erect, place or maintain any sign, awning or advertising matter on the exterior of the building without prior written consent of Landlord. Tenant shall be responsible for the maintenance and repair of such sign, awning or advertising matter. Building signs shall be in the form of letters illuminated from inside fabricated from .060 aluminum with 3/16 acrylic faces. Interior illumination shall be by neon lighting. Letters shall be mounted on aluminum raceway and installed on building fascia with non-corrosive fasteners. Overall length of signs shall not exceed 70% of the storefront footage. Height of letters shall not exceed 24 inches. Landlord consent:

      14. MAINTENANCE AND REPAIRS: Tenant shall be responsible for all maintenance and repairs to the leased premises except electrical, plumbing, HVAC, roof and structural repairs.

      15. INSURANCE: Tenant shall carry public liability insurance with minimum limits of $500,000 for personal injury and $100,000 for property damage and such policy shall designate the Landlord as an additional insured. Tenant shall insure its leasehold fixtures, inventory, merchandise and personal property for an amount equal to the replacement cost.

      Landlord shall obtain and Tenant shall pay its pro rata share of the premium for fire and extended coverage insurance, liability insurance, and plate glass insurance.

      16.  UNTENANTABILITY BY FIRE OR OTHER CASUALTY:
           A. If the leased premises, a part thereof, or a part of the building are destroyed or damaged by fire or other casualty, and Landlord elects not to repair such damage, Landlord may terminate this Lease by notice to Tenant within thirty (30) days after the date of such fire or other casualty, and all rents as provided in this Lease shall be prorated to the date of such fire or other casualty.
           B. In the event the leased premises, a part thereof, or a part of the building are destroyed or damaged by fire or other casualty and the Landlord elects to rebuild or restore the damaged premises, this Lease shall not terminate and Landlord shall repair the premises at Landlord's expense and all rents or a just portion thereof considering the nature and extent of the damages sustained to the leased premises, shall abate until the leased premises have been repaired or restored by the Landlord.

      17.  ASSIGNMENT OF LEASE:
           A. By Tenant. Tenant shall not assign this Lease or sublet the leased premises or permit any transfer thereof by operation of law without the prior written consent of Landlord, such consent not to be reasonably withheld.
           B. By Landlord. Landlord may assign Landlord's interest in this Lease in connection with a sale or transfer of title to the real estate or for the purpose of mortgaging the premises. Tenant agrees that this Lease shall be subordinate to any mortgage placed upon the premises by Landlord provided that such subordination shall not affect Tenant's rights to possession of the premises under the terms of this Lease.

      18.  RIGHTS AND REMEDIES:
           A. Cumulative. All rights and remedies shall be cumulative and shall not exclude any right allowed by law.
           B. Defaults. If Tenant defaults in the payment of rent or of any of the covenants and agreements of this Lease with such defaults continuing for a period of fifteen (15) business days after written notice thereof or if the Tenant abandons the leased premises, Landlord may at its election terminate the Lease and/or terminate Tenant's right to possession of the leased premises. Landlord may institute an action for possession of the leased premises. Action by the Landlord pursuant to this paragraph shall not relieve the Tenant from any damages recoverable by law because of Tenant's default including, but not limited to, Tenant's obligation to pay rental as provided in this Lease.
           C. Landlord's Right to Enter Premises. Landlord shall have the right to enter Tenant's premises at reasonable times and to show the premises during the last six (6) months of the lease term.
           D. Surrender of Possession. Tenant agrees that upon termination of this Lease in any manner or for any cause, to surrender possession to the Landlord in as good a condition as when Tenant took possession, ordinary wear and tear excepted. In the event Tenant holds over after termination, the tenancy created shall be a month-to-month tenancy.
           E. Notices. Notices may be reserved personally or by certified or registered mail addressed to the Landlord at his principal place of business or to the Tenant at 5411 East State Street, Rockford, Illinois.
           F. Attorney's Fees and Costs. In the event of default by Tenant of any of the provisions of this Lease, Tenant shall be responsible for reasonable attorney's fees, expenses, and costs incurred by the Landlord as a result of such default.

      19. MISCELLANOUS: Tenant's first month rental obligation as set forth below shall be due and payable upon the execution of this Lease.

           Base Rent           $  511.31
           Additional Rent     $  488.69
           Total Monthly Rent  $ 1000.00 * See Rent Schedule

      20. COMPLETE AGREEMENT: The parties agree that this Lease constitutes the entire agreement between the Landlord and Tenant and upon execution hereof shall be binding upon the successors and assigns of the parties hereto.

      21. ADDITIONAL PROVISIONS: Tanning beds are not allowed at any time during the term of this Lease.

      IN WITNESS WHEREOF, the Landlord and Tenant have respectively executed this Lease on the day and year first above written.

 LANDLORD:                          TENANT:

 ROCKFORD INVESTORS PARTNERSHIP     MARCH OF DIMES


 By:  Stanley Miller                By:  Edward Stark
      Secretary,                         Executive Director

 PREPARED BY:
 Attorney Nancy Hyzer
 HYZER, HYZER & ZIMMERMAN           -----------------------------------------
 855 North Madison Street                                      , individually
 Rockford, IL 61107
 (815) 965-3600

 ****************************************************************************

                                                                     EX-10.09

                                  L E A S E

      THIS LEASE made this 18th day of March, 1998, by and between:

      ROCKFORD INVESTORS PARTNERSHIP,
      hereinafter referred to as -----------------------------------LANDLORD,

           -and-

      MUSCULAR DYSTROPHY ASSOCIATION INC., A New York
      Not-for-profit corporation, 3300 East Sunrise Drive, Tucson, Arizona
      85718,
      hereinafter referred to as -------------------------------------TENANT.

                             W I T N E S S E T H:

      1. LEASED PREMISES: Landlord, in consideration of the rents provided herein and the covenants and agreements contained herein, leases to Tenant and Tenant leases from Landlord, the following described premises (hereinafter referred to as "leased premises"):

      Commonly known as 5411 East State Street, Rockford, Illinois

      Approximately 2555 square feet of space, being approximately 53 plus 8x28 feet in width and 44 feet in depth, in the New Towne Plaza I, a Shopping Center, located in Rockford, Illinois, which premises are known as Store Space No. 205. The boundaries and location of the leased premises are outlined on the site plan of the second floor of the shopping center which is marked Exhibit "A" and attached hereto and incorporated herein by reference.

      2. USE OF ADDITIONAL AREAS: The use and occupation by the Tenant of the leased premises shall include the use in common with others entitled thereto of the common areas, parking areas, driveway and sidewalks as shown on Exhibit "B" which is attached hereto and incorporated herein by reference, and other facilities as may be designated from time to time by the Landlord, subject, however, to the terms and conditions of this Lease and to reasonable written rules and regulations for the use thereof as prescribed from time to time by the Landlord. Parking is unreserved and at no cost to Tenant.

      3. TERM OF LEASE: The term of this Lease shall commence June 1, 1998, and shall continue for a period of five (5) years and shall terminate on May 31, 2003..

      4. OPTION TO EXTEND: Tenant is granted the option to renew this lease for an additional five (5) year term upon the giving of six month's written notice to Landlord prior to the expiration of the original lease term. The base rental for the option period shall be increased by two ($2.00) Dollars per square foot of the leased premises. In addition, during the option period Tenant shall pay as additional rental Tenant's pro rata share for taxes, utilities and operating expenses in accordance with Paragraph 6 of this Lease.

      5. RENT: During the term of this Lease, Tenant shall pay rent in the amount of One Thousand Seventy and 97/100 ($1070.97) Dollars per month without any deductions or set-off unless otherwise provided herein in advance of the first day of each month commencing June 1, 1998 and monthly thereafter during the term of this Lease with such rent payable at the office of the Landlord. However the Tenant is not obligated to pay rent hereunder until the leased premises are ready for occupancy.

      If the Tenant takes possession of the leased premises after the first day of the month, Tenant shall pay a fractional share of the month's rent, prorated on a per diem basis.

      6. ADDITIONAL RENTS: In addition to the base rent, Tenant shall pay to Landlord during the term of this Lease additional rents for such costs and services as set forth below which rents may be adjusted at least annually. For purpose of the additional rents, the Tenant's pro rata share shall be .041 percent (.041%). Tenant's share has been calculated by computing the percentage of Tenant's leased square footage to the total leasable square footage in the building. In addition, such percentage has been adjusted in accordance with the location of Tenant's space in the building. First floor tenants pay twice as much per square foot of leased space as Tenants on the second floors and lower levels. Initially, Tenants whose leased space is located on the first floor shall pay Three and 74/100ths ($3.74) Dollars per leased square foot for the first year and those Tenants located on the second floor and the lower level shall pay One Dollar and 97/100ths ($1.97) per leased square foot for the first year. The maximum amount to be paid by Tenant in any one year during the term of this Lease is Four Dollars and 74/100ths ($4.74) per leased square foot for the space located on the first floor and Two Dollars and 47/100ths ($2.47) per leased square foot for the space located on the second floor. Such additional rent shall be applied to the following property costs and services.

           A. TAXES: Tenant agrees to pay to Landlord its pro rata share of the general real property taxes and assessments which have been levied or assessed upon such premises for each calendar year or fraction thereof.

           B. UTILITY COSTS: Tenant shall be solely responsible for all charges for public utilities, whether furnished by Landlord or otherwise, and including, but not limited to, gas, electricity, sewer, water and heat.

           In addition, Tenant agrees to pay to Landlord its pro rata share of all charges for public utilities including, but not limited to, sewer, water, gas, electricity, and any other utilities used upon or furnished to the parking lot or common areas or any non Tenant areas of center.

           C. MAINTENANCE, SECURITY AND OPERATION: Tenant agrees to pay to Landlord its pro rata share of all common area maintenance and security expense, parking lot maintenance expense, and all maintenance and security expense of common area of center, including, but not limited to, gardening and landscaping, the cost of public liability and property damage insurance, repairs, replacements, line painting, lighting, sanitary control, removal of snow, trash, rubbish, and garbage, and ten (10%) percent of all the costs included as operating costs to cover the Landlord's administrative and overhead costs. Operating costs shall also include the cost of repairing, maintaining, cleaning and painting the exteriors of the building and the interior common area facilities.

      7. LATE CHARGES: If Tenant fails to pay rent due within 10 days of written notice from Landlord, there shall be a late charge penalty of 5% of the monthly rental assessed against Tenant and such unpaid amount shall bear interest from the due date thereof to the date of payment at the rate of Eighteen (18%) percent per annum.

      8. NET LEASE: Landlord shall not be required to or expected to incur or sustain any expense in and about the leased premises throughout the term of this Lease.

      9. CONDITION OF THE PREMISES: Landlord and Tenant agree that the leased premises shall be in tenantable condition at the commencement of the term of this Lease subject to visual walk-through inspection. Carpeted floors, drywall perimeter walls, (painted) suspended ceiling, one lay in trofter for each 100 feet, one receptacle each 20 feet, sprinkler system, separate meters for heating, air conditioning and electric, one-switch per room, receptacles without switches, no lights in closets. Floor plan as per Exhibit "C".

      Landlord at its sole cost and expense, shall perform the following improvements to the leased premises prior to the Commencement Date all in compliance with Title III of The Americans with Disabilities Act 2 all applicable local codes.

      10. USE OF THE PREMISES: Tenant shall use the premises during the term hereof for the following purposes only: General Office. Tenant shall be entitled to peaceable and quiet enjoyment of the leased premises upon payment of rent and compliance with the covenants and agreements contained herein and upon complying with all city laws and ordinances applicable to the leased premises.

      11. PARKING: Landlord will provide at its sole cost and expense, for use by the Tenant, its employees, customers and visitors space for parking automobiles in the parking facilities provided by Landlord. Landlord agrees to maintain such parking facilities and provide snow removal subject to Tenant's obligation for reimbursement of its pro rata share pursuant to Paragraph 6.C. Landlord reserves the right to designate and locate parking spaces for Tenant and to establish reasonable written rules and regulations with respect to parking.

      12. ALTERATIONS AND REDECORATING: Tenant shall not make any alterations, additions or improvements to the interior or exterior of the leased premises, or redecorate the interior of the leased premises, without Landlord's prior written consent, which consent shall not be unreasonably withheld or delayed.

      Unless the Landlord consents to their removal, all non-trade fixtures and improvements become Landlord's property, provided, however, Landlord shall have the right to request their removal upon the termination of this Lease, in which case Tenant shall be responsible for the cost of such removal. In the event Landlord consents or requests removal, Tenant shall be responsible for repair of any damage to the premises resulting from such removal.

      13. SIGNS: Tenant shall not erect, place or maintain any sign, awning or advertising matter on the exterior of the building without prior written consent of Landlord. Tenant shall be responsible for the maintenance and repair of such sign, awning or advertising matter. Building signs shall be in the form of letters illuminated from inside fabricated from .060 aluminum with 3/16 acrylic faces. Interior illumination shall be by neon lighting. Letters shall be mounted on aluminum raceway and installed on building fascia with non-corrosive fasteners. Overall length of signs shall not exceed 70% of the storefront footage. Height of letters shall not exceed 24 inches. Landlord consent: Place Tenant name on Building Directory.

      14. MAINTENANCE AND REPAIRS: Tenant shall be responsible for all maintenance and repairs to the leased premises, except for structural repairs or repairs to and maintenance of utility systems, i.e., HVAC, plumbing, electrical) or repairs for damage caused by insurance casualty.

      15. INSURANCE: Tenant shall carry public liability insurance with minimum limits of $500,000 for personal injury and $100,000 for property damage and such policy shall designate the Landlord as an additional insured. Tenant shall insure its leasehold fixtures, inventory, merchandise and personal property for an amount equal to the replacement cost.

      Landlord shall obtain and Tenant shall pay its pro rata share of the premium for fire and extended coverage insurance, liability insurance, and plate glass insurance.

      16.  UNTENANTABILITY BY FIRE OR OTHER CASUALTY:
           A. If the leased premises, a part thereof, or a part of the building are destroyed or damaged by fire or other casualty, and Landlord elects not to repair such damage, Landlord may terminate this Lease by notice to Tenant within thirty (30) days after the date of such fire or other casualty, and all rents as provided in this Lease shall be prorated to the date of such fire or other casualty.
           B. In the event the leased premises, a part thereof, or a part of the building are destroyed or damaged by fire or other casualty and the Landlord elects to rebuild or restore the damaged premises, this Lease shall not terminate and Landlord shall repair the premises at Landlord's expense and all rents or a just portion thereof considering the nature and extent of the damages sustained to the leased premises, shall abate until the leased premises have been repaired or restored by the Landlord. However, notwithstanding the foregoing, if the leased premises have not been or cannot be rebuilt or restored within 120 days of damage or destruction, Tenant may terminate this Lease upon written notice to Landlord.

      17.  ASSIGNMENT OF LEASE:
           A. By Tenant. Tenant shall not assign this Lease or sublet the leased premises or permit any transfer thereof by operation of law without the prior written consent of Landlord, such consent not to be reasonably withheld or delayed.
           B. By Landlord. Landlord may assign Landlord's interest in this Lease in connection with a sale or transfer of title to the real estate or for the purpose of mortgaging the premises. Tenant agrees that this Lease shall be subordinate to any mortgage placed upon the premises by Landlord provided that such subordination shall not affect Tenant's rights to possession of the premises under the terms of this Lease.

      18.  RIGHTS AND REMEDIES:
           A. Cumulative. All rights and remedies shall be cumulative and shall not exclude any right allowed by law.
           B. Defaults. If Tenant defaults in the payment of rent or of any of the covenants and agreements of this Lease with such defaults continuing for a period of ten (10) days after written notice thereof or if the Tenant abandons the leased premises for fifteen (15) consecutive days without paying rent, Landlord may at its election terminate the Lease and/or terminate Tenant's right to possession of the leased premises. Landlord may institute an action for possession of the leased premises. Action by the Landlord pursuant to this paragraph shall not relieve the Tenant from any damages recoverable by law because of Tenant's default including, but not limited to, Tenant's obligation to pay rental as provided in this Lease.
           C. Landlord's Right to Enter Premises. Landlord shall have the right to enter Tenant's premises at reasonable times with reasonable notice and to show the premises during the last six (6) months of the lease term.
           D. Surrender of Possession. Tenant agrees that upon termination of this Lease in any manner or for any cause, to surrender possession to the Landlord in as good a condition as when Tenant took possession, ordinary wear and tear and damage by fire or other casualty excepted. In the event Tenant holds over after termination, the tenancy created shall be a month-to-month tenancy.
           E. Notices. Notices may be reserved personally or by certified or registered mail addressed to the Landlord at his principal place of business or to the Tenant at 5411 East State Street, Rockford, Illinois, with a copy to its national office at 3300 East Sunrise Drive, Tucson, Arizona 85718, Attn: Director of Field Services.
           F. Attorney's Fees and Costs. In the event of default by Tenant of any of the provisions of this Lease, Tenant shall be responsible for reasonable attorney's fees, expenses, and costs incurred by the Landlord as a result of such default.

      19. MISCELLANOUS: Tenant's first month rental obligation as set forth below shall be due and payable upon the execution of this Lease.

           Base Rent           $ 1070.97
           Additional Rent     $  419.45
           Total Monthly Rent  $ 1490.42

      20. COMPLETE AGREEMENT: The parties agree that this Lease constitutes the entire agreement between the Landlord and Tenant and upon execution hereof shall be binding upon the successors and assigns of the parties hereto.

      21. ADDITIONAL PROVISIONS: Tanning beds are not allowed at any time during the term of this Lease. See Exhibit D attached hereto.

      IN WITNESS WHEREOF, the Landlord and Tenant have respectively executed this Lease on the day and year first above written.

 LANDLORD:                          TENANT:

 ROCKFORD INVESTORS PARTNERSHIP     MUSCULAR DYSTROPHY
                                    ASSOCIATION, INC.

 By:  Stanley Miller                By:  Ashlie Warner
      Secretary,                         Assistant Controller

 PREPARED BY:
 Attorney Nancy Hyzer
 HYZER, HYZER & ZIMMERMAN
 855 North Madison Street
 Rockford, IL 61107
 (815) 965-3600

 ****************************************************************************

                                                                     EX-10.10

                                  L E A S E

      THIS LEASE made this 28th day of January, 2000, by and between:

      ROCKFORD INVESTORS PARTNERSHIP,
      hereinafter referred to as -----------------------------------LANDLORD,

           -and-

      GENE ONLEY, TRUSTEE FOR RIVER VALLEY COMMUNITY CHURCH, hereinafter referred to as -------------------------------------TENANT.

                             W I T N E S S E T H:

      1. LEASED PREMISES: Landlord, in consideration of the rents provided herein and the covenants and agreements contained herein, leases to Tenant and Tenant leases from Landlord, the following described premises (hereinafter referred to as "leased premises"):

      Commonly known as 5411 East State Street, Rockford, Illinois

      Approximately 1136 square feet of space, being approximately 23'6" feet in width and 44 plus 7'x20' feet in depth, in the New Towne Plaza I, a Shopping Center, located in Rockford, Illinois, which premises are known as Store Space No. 207. The boundaries and location of the leased premises are outlined on the site plan of the second floor of the shopping center which is marked Exhibit "A" and attached hereto and incorporated herein by reference.

      2. USE OF ADDITIONAL AREAS: The use and occupation by the Tenant of the leased premises shall include the use in common with others entitled thereto of the common areas, parking areas, driveway and sidewalks as shown on Exhibit "B" which is attached hereto and incorporated herein by reference, and other facilities as may be designated from time to time by the Landlord, subject, however, to the terms and conditions of this Lease and to reasonable rules and regulations for the use thereof as prescribed from time to time by the Landlord.

      3. TERM OF LEASE: The term of this Lease shall commence February 15, 2000, and shall continue for a period of one (1) years and shall terminate on February 14 , 2001.

      4. OPTION TO EXTEND: Tenant is granted the option to renew this lease for an additional One (1) year term upon the giving of six month's written notice to Landlord prior to the expiration of the original lease term. The base rental for the option period shall be increased by One ($1.00) Dollar per square foot of the leased premises. In addition, during the option period Tenant shall pay as additional rental Tenant's pro rata share for taxes, utilities and operating expenses in accordance with Paragraph 6 of this Lease.

      5. BASE RENT: During the term of this Lease, Tenant shall pay rent in the amount of Eight Hundred Sixty One & 47/100 ($861.47) Dollars per month without any deductions or set-off unless otherwise provided herein in advance of the first day of each month commencing February 15, 2000 and monthly thereafter during the term of this Lease with such rent payable at the office of the Landlord.

      If the Tenant takes possession of the leased premises after the first day of the month, Tenant shall pay a fractional share of the month's rent, prorated on a per diem basis.

      7. LATE CHARGES: If Tenant fails to pay rent due within 10 days of due date, there shall be a late charge penalty of 5% of the monthly rental assessed against Tenant and such unpaid amount shall bear interest from the due date thereof to the date of payment at the rate of Eighteen (18%) percent per annum.

      8. NET LEASE: Landlord shall not be required to or expected to incur or sustain any expense in and about the leased premises throughout the term of this Lease.

      9. CONDITION OF THE PREMISES: Landlord and Tenant agree that the leased premises shall be in tenantable condition at the commencement of the term of this Lease. Carpeted floors, drywall perimeter walls, (painted) suspended ceiling, one lay in trofter for each 100 feet, one receptacle each 20 feet, sprinkler system, separate meters for heating, air conditioning and electric, one-switch per room, receptacles without switches, no lights in closets. Floor plan as per Exhibit "C".

      10. USE OF THE PREMISES: Tenant shall use the premises during the term hereof for the following purposes only: Church Office. Tenant shall be entitled to peaceable and quiet enjoyment of the leased premises upon payment of rent and compliance with the covenants and agreements contained herein and upon complying with all city laws and ordinances applicable to the leased premises.

      11. PARKING: Landlord will provide for use by the Tenant, its employees, customers and visitors space for parking automobiles in the parking facilities provided by Landlord. Landlord agrees to maintain such parking facilities and provide snow removal. Landlord reserves the right to designate and locate parking spaces for Tenant and to establish reasonable rules and regulations with respect to parking.

      12. ALTERATIONS AND REDECORATING: Tenant shall not make any alterations, additions or improvements to the interior or exterior of the leased premises, or redecorate the interior of the leased premises, without Landlord's prior written consent.

      Unless the Landlord consents to their removal, all non-trade fixtures and improvements become Landlord's property, provided, however, Landlord shall have the right to request their removal upon the termination of this Lease, in which case Tenant shall be responsible for the cost of such removal. In the event Landlord consents or requests removal, Tenant shall be responsible for repair of any damage to the premises resulting from such removal.

      13. SIGNS: Tenant shall not erect, place or maintain any sign, awning or advertising matter on the exterior of the building without prior written consent of Landlord. Tenant shall be responsible for the maintenance and repair of such sign, awning or advertising matter. Building signs shall be in the form of letters illuminated from inside fabricated from .060 aluminum with 3/16 acrylic faces. Interior illumination shall be by neon lighting. Letters shall be mounted on aluminum raceway and installed on building fascia with non-corrosive fasteners. Overall length of signs shall not exceed 70% of the storefront footage. Height of letters shall not exceed 24
 inches. Landlord consent:                    .

      14. MAINTENANCE AND REPAIRS: Tenant shall be responsible for all maintenance and repairs to the leased premises except for major electrical and HVAC systems.

      15. INSURANCE: Tenant shall carry public liability insurance with minimum limits of $500,000 for personal injury and $100,000 for property damage and such policy shall designate the Landlord as an additional insured. Tenant shall insure its leasehold fixtures, inventory, merchandise and personal property for an amount equal to the replacement cost.

      Landlord shall obtain and Tenant shall pay its pro rata share of the premium for fire and extended coverage insurance, liability insurance, and plate glass insurance.

      16.  UNTENANTABILITY BY FIRE OR OTHER CASUALTY:
           A. If the leased premises, a part thereof, or a part of the building are destroyed or damaged by fire or other casualty, and Landlord elects not to repair such damage, Landlord may terminate this Lease by notice to Tenant within thirty (30) days after the date of such fire or other casualty, and all rents as provided in this Lease shall be prorated to the date of such fire or other casualty.
           B. In the event the leased premises, a part thereof, or a part of the building are destroyed or damaged by fire or other casualty and the Landlord elects to rebuild or restore the damaged premises, this Lease shall not terminate and Landlord shall repair the premises at Landlord's expense and all rents or a just portion thereof considering the nature and extent of the damages sustained to the leased premises, shall abate until the leased premises have been repaired or restored by the Landlord.

      17.  ASSIGNMENT OF LEASE:
           A. By Tenant. Tenant shall not assign this Lease or sublet the leased premises or permit any transfer thereof by operation of law without the prior written consent of Landlord, such consent not to be reasonably withheld.
           B. By Landlord. Landlord may assign Landlord's interest in this Lease in connection with a sale or transfer of title to the real estate or for the purpose of mortgaging the premises. Tenant agrees that this Lease shall be subordinate to any mortgage placed upon the premises by Landlord provided that such subordination shall not affect Tenant's rights to possession of the premises under the terms of this Lease.

      18.  RIGHTS AND REMEDIES:
           A. Cumulative. All rights and remedies shall be cumulative and shall not exclude any right allowed by law.
           B. Defaults. If Tenant defaults in the payment of rent or of any of the covenants and agreements of this Lease with such defaults continuing for a period of ten (10) days after written notice thereof or if the Tenant abandons the leased premises, Landlord may at its election terminate the Lease and/or terminate Tenant's right to possession of the leased premises. Landlord may institute an action for possession of the leased premises. Action by the Landlord pursuant to this paragraph shall not relieve the Tenant from any damages recoverable by law because of Tenant's default including, but not limited to, Tenant's obligation to pay rental as provided in this Lease.
           C. Landlord's Right to Enter Premises. Landlord shall have the right to enter Tenant's premises at reasonable times and to show the premises during the last six (6) months of the lease term.
           D. Surrender of Possession. Tenant agrees that upon termination of this Lease in any manner or for any cause, to surrender possession to the Landlord in as good a condition as when Tenant took possession, ordinary wear and tear excepted. In the event Tenant holds over after termination, the tenancy created shall be a month-to-month tenancy.
           E. Notices. Notices may be reserved personally or by certified or registered mail addressed to the Landlord at his principal place of business or to the Tenant at 5411 East State Street, Rockford, Illinois.
           F. Attorney's Fees and Costs. In the event of default by Tenant of any of the provisions of this Lease, Tenant shall be responsible for reasonable attorney's fees, expenses, and costs incurred by the Landlord as a result of such default.

      19. MISCELLANOUS: Tenant's first month rental obligation as set forth below shall be due and payable upon the execution of this Lease.

           Base Rent           $861.47
           Additional Rent     $
           Total Monthly Rent  $

      20. COMPLETE AGREEMENT: The parties agree that this Lease constitutes the entire agreement between the Landlord and Tenant and upon execution hereof shall be binding upon the successors and assigns of the parties hereto.

      21. ADDITIONAL PROVISIONS: Tanning beds are not allowed at any time during the term of this Lease.

      IN WITNESS WHEREOF, the Landlord and Tenant have respectively executed this Lease on the day and year first above written.


 LANDLORD:                          TENANT:

 ROCKFORD INVESTORS PARTNERSHIP     GENE ONLEY, TRUSTEE FOR RIVER
                                    VALLEY COMMUNITY CHURCH


 By:  Stanley Miller                By:  Gene Onley
      Secretary,

 PREPARED BY:
 Attorney Nancy Hyzer
 HYZER, HYZER & ZIMMERMAN           -----------------------------------------
 855 North Madison Street                                      , individually
 Rockford, IL 61107
 (815) 965-3600

                              ADDENDUM TO LEASE

                             BETWEEN ABIDON, INC.

                                     AND

            GENE ONLEY, TRUSTEE FOR RIVER VALLEY COMMUNITY CHURCH




 River Valley Community Church still occupies Suite #207 at 5411 East State Street, Rockford, IL 61108. They are on a month to month agreement.




                                    Abidon, Inc.

 ****************************************************************************

                                                                     EX-10.11

                                  L E A S E

      THIS LEASE made this 5th day of March, 1999, by and between:

      ROCKFORD INVESTORS PARTNERSHIP,
      hereinafter referred to as -----------------------------------LANDLORD,

           -and-

      S & H INTERIM,
      hereinafter referred to as -------------------------------------TENANT.

                             W I T N E S S E T H:

      1. LEASED PREMISES: Landlord, in consideration of the rents provided herein and the covenants and agreements contained herein, leases to Tenant and Tenant leases from Landlord, the following described premises (hereinafter referred to as "leased premises"):

      Commonly known as 5411 East State Street, Rockford, Illinois

      Approximately 800 square feet of space, being approximately 20 plus 12'x11' feet in width and 33'9" & 8'x5' feet in depth, in the New Towne Plaza I, a Shopping Center, located in Rockford, Illinois, which premises are known as Store Space No. 1A. The boundaries and location of the leased premises are outlined on the site plan of the first floor of the shopping center which is marked Exhibit "A" and attached hereto and incorporated herein by reference.

      2. USE OF ADDITIONAL AREAS: The use and occupation by the Tenant of the leased premises shall include the use in common with others entitled thereto of the common areas, parking areas, driveway and sidewalks as shown on Exhibit "B" which is attached hereto and incorporated herein by reference, and other facilities as may be designated from time to time by the Landlord, subject, however, to the terms and conditions of this Lease and to reasonable rules and regulations for the use thereof as prescribed from time to time by the Landlord.

      3. TERM OF LEASE: The term of this Lease shall commence May 1, 1999, and shall continue for a period of Thirty four (34) months and shall terminate on February 28, 2002.

      4. OPTION TO EXTEND: Tenant is granted the option to renew this lease for an additional three (3) year term upon the giving of six month's written notice to Landlord prior to the expiration of the original lease term. The base rental for the option period shall be increased by one ($1.00) Dollar per square foot of the leased premises. In addition, during the option period Tenant shall pay as additional rental Tenant's pro rata share for taxes, utilities and operating expenses in accordance with Paragraph 6 of this Lease.

      5. RENT: During the term of this Lease, Tenant shall pay rent in the amount of Six Hundred Sixty Six & 67/100 ($666.67) Dollars per month without any deductions or set-off unless otherwise provided herein in advance of the first day of each month commencing May 1, 1999 and monthly thereafter during the term of this Lease with such rent payable at the office of the Landlord.

      If the Tenant takes possession of the leased premises after the first day of the month, Tenant shall pay a fractional share of the month's rent, prorated on a per diem basis.

      7. LATE CHARGES: If Tenant fails to pay rent due within 10 days of due date, there shall be a late charge penalty of 5% of the monthly rental assessed against Tenant and such unpaid amount shall bear interest from the due date thereof to the date of payment at the rate of Eighteen (18%) percent per annum.

      8. NET LEASE: Landlord shall not be required to or expected to incur or sustain any expense in and about the leased premises throughout the term of this Lease.

      9. CONDITION OF THE PREMISES: Landlord and Tenant agree that the leased premises shall be in tenantable condition at the commencement of the term of this Lease. Carpeted floors, drywall perimeter walls, (painted) suspended ceiling, one lay in trofter for each 100 feet, one receptacle each 20 feet, sprinkler system, separate meters for heating, air conditioning and electric, one-switch per room, receptacles without switches, no lights in closets. Floor plan as per Exhibit "C".

      10. USE OF THE PREMISES: Tenant shall use the premises during the term hereof for the following purposes only: General Office. Tenant shall be entitled to peaceable and quiet enjoyment of the leased premises upon payment of rent and compliance with the covenants and agreements contained herein and upon complying with all city laws and ordinances applicable to the leased premises.

      11. PARKING: Landlord will provide for use by the Tenant, its employees, customers and visitors space for parking automobiles in the parking facilities provided by Landlord. Landlord agrees to maintain such parking facilities and provide snow removal. Landlord reserves the right to designate and locate parking spaces for Tenant and to establish reasonable rules and regulations with respect to parking.

      12. ALTERATIONS AND REDECORATING: Tenant shall not make any alterations, additions or improvements to the interior or exterior of the leased premises, or redecorate the interior of the leased premises, without Landlord's prior written consent.

      Unless the Landlord consents to their removal, all non-trade fixtures and improvements become Landlord's property, provided, however, Landlord shall have the right to request their removal upon the termination of this Lease, in which case Tenant shall be responsible for the cost of such removal. In the event Landlord consents or requests removal, Tenant shall be responsible for repair of any damage to the premises resulting from such removal.

      13. SIGNS: Tenant shall not erect, place or maintain any sign, awning or advertising matter on the exterior of the building without prior written consent of Landlord. Tenant shall be responsible for the maintenance and repair of such sign, awning or advertising matter. Building signs shall be in the form of letters illuminated from inside fabricated from .060 aluminum with 3/16 acrylic faces. Interior illumination shall be by neon lighting. Letters shall be mounted on aluminum raceway and installed on building fascia with non-corrosive fasteners. Overall length of signs shall not exceed 70% of the storefront footage. Height of letters shall not exceed 24 inches. Landlord consent: Landlord to place Tenant's name on building directory. Tenant shall give up use of sign over awning on building.

      14. MAINTENANCE AND REPAIRS: Tenant shall be responsible for all maintenance and repairs to the leased premises.

      15. INSURANCE: Tenant shall carry public liability insurance with minimum limits of $500,000 for personal injury and $100,000 for property damage and such policy shall designate the Landlord as an additional insured. Tenant shall insure its leasehold fixtures, inventory, merchandise and personal property for an amount equal to the replacement cost.

      Landlord shall obtain and Tenant shall pay its pro rata share of the premium for fire and extended coverage insurance, liability insurance, and plate glass insurance.

      16.  UNTENANTABILITY BY FIRE OR OTHER CASUALTY:
           A. If the leased premises, a part thereof, or a part of the building are destroyed or damaged by fire or other casualty, and Landlord elects not to repair such damage, Landlord may terminate this Lease by notice to Tenant within thirty (30) days after the date of such fire or other casualty, and all rents as provided in this Lease shall be prorated to the date of such fire or other casualty.
           B. In the event the leased premises, a part thereof, or a part of the building are destroyed or damaged by fire or other casualty and the Landlord elects to rebuild or restore the damaged premises, this Lease shall not terminate and Landlord shall repair the premises at Landlord's expense and all rents or a just portion thereof considering the nature and extent of the damages sustained to the leased premises, shall abate until the leased premises have been repaired or restored by the Landlord.

      17.  ASSIGNMENT OF LEASE:
           A. By Tenant. Tenant shall not assign this Lease or sublet the leased premises or permit any transfer thereof by operation of law without the prior written consent of Landlord, such consent not to be reasonably withheld.
           B. By Landlord. Landlord may assign Landlord's interest in this Lease in connection with a sale or transfer of title to the real estate or for the purpose of mortgaging the premises. Tenant agrees that this Lease shall be subordinate to any mortgage placed upon the premises by Landlord provided that such subordination shall not affect Tenant's rights to possession of the premises under the terms of this Lease.

      18.  RIGHTS AND REMEDIES:
           A. Cumulative. All rights and remedies shall be cumulative and shall not exclude any right allowed by law.
           B. Defaults. If Tenant defaults in the payment of rent or of any of the covenants and agreements of this Lease with such defaults continuing for a period of ten (10) days after written notice thereof or if the Tenant abandons the leased premises, Landlord may at its election terminate the Lease and/or terminate Tenant's right to possession of the leased premises. Landlord may institute an action for possession of the leased premises. Action by the Landlord pursuant to this paragraph shall not relieve the Tenant from any damages recoverable by law because of Tenant's default including, but not limited to, Tenant's obligation to pay rental as provided in this Lease.
           C. Landlord's Right to Enter Premises. Landlord shall have the right to enter Tenant's premises at reasonable times and to show the premises during the last six (6) months of the lease term.
           D. Surrender of Possession. Tenant agrees that upon termination of this Lease in any manner or for any cause, to surrender possession to the Landlord in as good a condition as when Tenant took possession, ordinary wear and tear excepted. In the event Tenant holds over after termination, the tenancy created shall be a month-to-month tenancy.
           E. Notices. Notices may be reserved personally or by certified or registered mail addressed to the Landlord at his principal place of business or to the Tenant at 5411 East State Street, Rockford, Illinois.
           F. Attorney's Fees and Costs. In the event of default by Tenant of any of the provisions of this Lease, Tenant shall be responsible for reasonable attorney's fees, expenses, and costs incurred by the Landlord as a result of such default.

      19. MISCELLANOUS: Tenant's first month rental obligation as set forth below shall be due and payable upon the execution of this Lease.

           Base Rent           $666.67
           Additional Rent     $   -0-
           Total Monthly Rent  $666.67

      20. COMPLETE AGREEMENT: The parties agree that this Lease constitutes the entire agreement between the Landlord and Tenant and upon execution hereof shall be binding upon the successors and assigns of the parties hereto.

      21. ADDITIONAL PROVISIONS: Tanning beds are not allowed at any time during the term of this Lease. Landlord to furnish all utilities at Landlord's expense.

      IN WITNESS WHEREOF, the Landlord and Tenant have respectively executed this Lease on the day and year first above written.

 LANDLORD:                               TENANT:

 ROCKFORD INVESTORS PARTNERSHIP          S & H INTERIM


 By:  Stanley Miller                     By:  Mary Clark

      Secretary,                              Vice President

 PREPARED BY:
 Attorney Nancy Hyzer
 HYZER, HYZER & ZIMMERMAN                ------------------------------------
 855 North Madison Street                                      , individually
 Rockford, IL 61107
 (815) 965-3600

 ****************************************************************************

                                                                     EX-10.12
                                  L E A S E

      THIS LEASE made this 17th day of February, 1998, by and between:

      ROCKFORD INVESTORS PARTERNSHIP,
      hereinafter referred to as -----------------------------------LANDLORD,

           -and-

      SOLOMON FOLEY, STATE FARM INSURANCE,
      hereinafter referred to as -------------------------------------TENANT.

                             W I T N E S S E T H:

      1. LEASED PREMISES: Landlord, in consideration of the rents provided herein and the covenants and agreements contained herein, leases to Tenant and Tenant leases from Landlord, the following described premises (hereinafter referred to as "leased premises"):

      Commonly known as 5411 East State Street, Rockford, Illinois

      Approximately 836 square feet of space, being approximately 25 feet in width and 40 feet less 11'x17'in depth, in the New Towne Plaza I, a Shopping Center, located in Rockford, Illinois, which premises are known as Store Space No. 200. The boundaries and location of the leased premises are outlined on the site plan of the second floor of the shopping center which is marked Exhibit "A" and attached hereto and incorporated herein by reference.

      2. USE OF ADDITIONAL AREAS: The use and occupation by the Tenant of the leased premises shall include the use in common with others entitled thereto of the common areas, parking areas, driveway and sidewalks as shown on Exhibit "B" which is attached hereto and incorporated herein by reference, and other facilities as may be designated from time to time by the Landlord, subject, however, to the terms and conditions of this Lease and to reasonable rules and regulations for the use thereof as prescribed from time to time by the Landlord.

      3. TERM OF LEASE: The term of this Lease shall commence May 1, 1998, and shall continue for a period of Five (5) years and shall terminate on April 30, 2003.

      4. OPTION TO EXTEND: Tenant is granted the option to renew this lease for an additional Five (5) year term upon the giving of six month's written notice to Landlord prior to the expiration of the original lease term. The base rental for the option period shall be increased by One ($1.00) Dollar per square foot of the leased premises. In addition, during the option period Tenant shall pay as additional rental Tenant's pro rata share for taxes, utilities and operating expenses in accordance with Paragraph 6 of this Lease.

      5. RENT: During the term of this Lease, Tenant shall pay rent in the amount of Six Hundred Twenty Four and 22/100 ($624.22) Dollars per month without any deductions or set-off unless otherwise provided herein in advance of the first day of each month commencing May 1, 1998 and monthly thereafter during the term of this Lease with such rent payable at the office of the Landlord.

      If the Tenant takes possession of the leased premises after the first day of the month, Tenant shall pay a fractional share of the month's rent, prorated on a per diem basis.

      6. ADDITIONAL RENTS: In addition to the base rent, Tenant shall pay to Landlord during the term of this Lease additional rents for such costs and services as set forth below which rents may be adjusted at least annually. For purpose of the additional rents, the Tenant's pro rata share shall be .01305 percent (.01305%). Tenant's share has been calculated by computing the percentage of Tenant's leased square footage to the total leasable square footage in the building. In addition, such percentage has been adjusted in accordance with the location of Tenant's space in the building. First floor tenants pay twice as much per square foot of leased space as Tenants on the second floor and lower levels. Initially, Tenants whose leased space is located on the first floor shall pay Two and 74/100ths ($2.74) Dollars per leased square foot for the first year and those Tenants located on the second floor and the lower level shall pay One Dollar and 87/100ths ($1.87) per leased square foot for the first year. The maximum amount to be paid by Tenant in any one year during the term of this Lease is Four Dollars and 11/100ths ($4.11) per leased square foot for the space located on the first floor and Two Dollars and 06/100ths ($2.06) per leased square foot for the space located on the second floor. Such additional rent shall be applied to the following property costs and services.

           A. TAXES: Tenant agrees to pay to Landlord its pro rata share of the general real property taxes and assessments which have been levied or assessed upon such premises for each calendar year or fraction thereof.

           B. UTILITY COSTS: Tenant agrees to pay to Landlord its pro rata share of all charges for public utilities including, but not limited to, sewer, water, gas, electricity, and any other utilities used upon or furnished to the parking lot or common areas or any non Tenant areas of center.

           C. MAINTENANCE, SECURITY AND OPERATION: Tenant agrees to pay to Landlord its pro rata share of all common area maintenance and security expense, parking lot maintenance expense, and all maintenance and security expense of common area of center, including, but not limited to, gardening and landscaping, the cost of public liability and property damage insurance, repairs, replacements, line painting, lighting, sanitary control, removal of snow, trash, rubbish, and garbage, and ten (10%) percent of all the costs included as operating costs to cover the Landlord's administrative and overhead costs. Operating costs shall also include the cost of repairing, maintaining, cleaning and painting the exteriors of the building and the interior common area facilities.

      7. LATE CHARGES: If Tenant fails to pay rent due within 10 days of due date, there shall be a late charge penalty of 5% of the monthly rental assessed against Tenant and such unpaid amount shall bear interest from the due date thereof to the date of payment at the rate of Eighteen (18%) percent per annum.

      9. CONDITION OF THE PREMISES: Landlord and Tenant agree that the leased premises shall be in tenantable condition at the commencement of the term of this Lease. Carpeted floors, drywall perimeter walls, (painted) suspended ceiling, one lay in trofter for each 100 feet, one receptacle each 20 feet, sprinkler system, separate meters for heating, air conditioning and electric, one-switch per room, receptacles without switches, no lights in closets. Floor plan as per Exhibit "C".

      10. USE OF THE PREMISES: Tenant shall use the premises during the term hereof for the following purposes only: General Office. Tenant shall be entitled to peaceable and quiet enjoyment of the leased premises upon payment of rent and compliance with the covenants and agreements contained herein and upon complying with all city laws and ordinances applicable to the leased premises.

      11. PARKING: Landlord will provide for use by the Tenant, its employees, customers and visitors space for parking automobiles in the parking facilities provided by Landlord. Landlord agrees to maintain such parking facilities and provide snow removal. Landlord reserves the right to designate and locate parking spaces for Tenant and to establish reasonable rules and regulations with respect to parking.

      12. ALTERATIONS AND REDECORATING: Tenant shall not make any alterations, additions or improvements to the interior or exterior of the leased premises, or redecorate the interior of the leased premises, without Landlord's prior written consent.

      Unless the Landlord consents to their removal, all non-trade fixtures and improvements become Landlord's property, provided, however, Landlord shall have the right to request their removal upon the termination of this Lease, in which case Tenant shall be responsible for the cost of such removal. In the event Landlord consents or requests removal, Tenant shall be responsible for repair of any damage to the premises resulting from such removal.

      13. SIGNS: Tenant shall not erect, place or maintain any sign, awning or advertising matter on the exterior of the building without prior written consent of Landlord. Tenant shall be responsible for the maintenance and repair of such sign, awning or advertising matter. Building signs shall be in the form of letters illuminated from inside. Interior illumination shall be by neon lighting. Letters shall and installed on building fascia with non-corrosive fasteners. Overall length of signs shall not exceed 70% of the storefront footage. Landlord consent: Tenant may install at Tenant expense one 7'x4' illuminated sign on top position of marquee poles. One sign on face of building, not to exceed five fee in length and three feet high illuminated. Landlord to add business name on building directory.

      14. MAINTENANCE AND REPAIRS: Tenant shall be responsible for all maintenance and repairs to the leased premises.

      15. INSURANCE: Tenant shall carry public liability insurance with minimum limits of $500,000 for personal injury and $100,000 for property damage and such policy shall designate the Landlord as an additional insured. Tenant shall insure its leasehold fixtures, inventory, merchandise and personal property for an amount equal to the replacement cost.

      Landlord shall obtain and Tenant shall pay its pro rata share of the premium for fire and extended coverage insurance, liability insurance, and plate glass insurance.

      16.  UNTENANTABILITY BY FIRE OR OTHER CASUALTY:
           A. If the leased premises, a part thereof, or a part of the building are destroyed or damaged by fire or other casualty, and Landlord elects not to repair such damage, Landlord may terminate this Lease by notice to Tenant within thirty (30) days after the date of such fire or other casualty, and all rents as provided in this Lease shall be prorated to the date of such fire or other casualty.
           B. In the event the leased premises, a part thereof, or a part of the building are destroyed or damaged by fire or other casualty and the Landlord elects to rebuild or restore the damaged premises, this Lease shall not terminate and Landlord shall repair the premises at Landlord's expense and all rents or a just portion thereof considering the nature and extent of the damages sustained to the leased premises, shall abate until the leased premises have been repaired or restored by the Landlord.

      17.  ASSIGNMENT OF LEASE:
           A. By Tenant. Tenant shall not assign this Lease or sublet the leased premises or permit any transfer thereof by operation of law without the prior written consent of Landlord, such consent not to be reasonably withheld.
           B. By Landlord. Landlord may assign Landlord's interest in this Lease in connection with a sale or transfer of title to the real estate or for the purpose of mortgaging the premises. Tenant agrees that this Lease shall be subordinate to any mortgage placed upon the premises by Landlord provided that such subordination shall not affect Tenant's rights to possession of the premises under the terms of this Lease.

      18.  RIGHTS AND REMEDIES:
           A. Cumulative. All rights and remedies shall be cumulative and shall not exclude any right allowed by law.
           B. Defaults. If Tenant defaults in the payment of rent or of any of the covenants and agreements of this Lease with such defaults continuing for a period of ten (10) days after written notice thereof or if the Tenant abandons the leased premises, Landlord may at its election terminate the Lease and/or terminate Tenant's right to possession of the leased premises. Landlord may institute an action for possession of the leased premises. Action by the Landlord pursuant to this paragraph shall not relieve the Tenant from any damages recoverable by law because of Tenant's default including, but not limited to, Tenant's obligation to pay rental as provided in this Lease.
           C. Landlord's Right to Enter Premises. Landlord shall have the right to enter Tenant's premises at reasonable times and to show the premises during the last six (6) months of the lease term.
           D. Surrender of Possession. Tenant agrees that upon termination of this Lease in any manner or for any cause, to surrender possession to the Landlord in as good a condition as when Tenant took possession, ordinary wear and tear excepted. In the event Tenant holds over after termination, the tenancy created shall be a month-to-month tenancy.
           E. Notices. Notices may be reserved personally or by certified or registered mail addressed to the Landlord at his principal place of business or to the Tenant at 5411 East State Street, Rockford, Illinois.
           F. Attorney's Fees and Costs. In the event of default by Tenant of any of the provisions of this Lease, Tenant shall be responsible for reasonable attorney's fees, expenses, and costs incurred by the Landlord as a result of such default.

      19. MISCELLANOUS: Tenant's first month rental obligation as set forth below shall be due and payable upon the execution of this Lease.

           Base Rent           $ 624.22 (utilities included in base rent)
           Additional Rent     $ 130.27
           Total Monthly Rent  $ 754.49

      20. COMPLETE AGREEMENT: The parties agree that this Lease constitutes the entire agreement between the Landlord and Tenant and upon execution hereof shall be binding upon the successors and assigns of the parties hereto.

      21. ADDITIONAL PROVISIONS: Tanning beds are not allowed at any time during the term of this Lease. Utilities used by Tenant in leased space to be paid by Landlord and is included in base rent.

      IN WITNESS WHEREOF, the Landlord and Tenant have respectively executed this Lease on the day and year first above written.

 LANDLORD:                          TENANT:

 ROCKFORD INVESTORS PARTNERSHIP,    SOLOMON FOLEY, STATE FARM
                                    INSURANCE

 By:  Stanley Miller                By:  S. Foley
      Secretary,

 PREPARED BY:
 Attorney Nancy Hyzer
 HYZER, HYZER & ZIMMERMAN
 855 North Madison Street
 Rockford, IL 61107
 (815) 965-3600

 ****************************************************************************

                                                                     EX-10.13

                                  L E A S E

      THIS LEASE made this 10th day of October, 1998, by and between:

      ROCKFORD INVESTORS PARTNERSHIP,
      hereinafter referred to as -----------------------------------LANDLORD,

           -and-

      SUPERIOR TRAVEL INC.,
      hereinafter referred to as -------------------------------------TENANT.

                             W I T N E S S E T H:

      1. LEASED PREMISES: Landlord, in consideration of the rents provided herein and the covenants and agreements contained herein, leases to Tenant and Tenant leases from Landlord, the following described premises (hereinafter referred to as "leased premises"):

      Commonly known as 5411 East State Street, Rockford, Illinois

      Approximately 2748 square feet of space, being approximately 25 plus 26'x15' feet in width and 92 feet in depth, in the New Towne Plaza I, a Shopping Center, located in Rockford, Illinois, which premises are known as Store Space No. 7, 5411 East State Street. The boundaries and location of the leased premises are outlined on the site plan of the first floor of the shopping center which is marked Exhibit "A" and attached hereto and incorporated herein by reference.

      2. USE OF ADDITIONAL AREAS: The use and occupation by the Tenant of the leased premises shall include the use in common with others entitled thereto of the common areas, parking areas, driveway and sidewalks as shown on Exhibit "B" which is attached hereto and incorporated herein by reference, and other facilities as may be designated from time to time by the Landlord, subject, however, to the terms and conditions of this Lease and to reasonable rules and regulations for the use thereof as prescribed from time to time by the Landlord.

      3. TERM OF LEASE: The term of this Lease shall commence November 1, 1998, and shall continue for a period of five (5) years and shall terminate on October 31, 2003.

      4. OPTION TO EXTEND: Tenant is granted the option to renew this lease for an additional Five (5) year term upon the giving of six month's written notice to Landlord prior to the expiration of the original lease term. The base rental for the option period shall be increased by one ($1.00) Dollar per square foot of the leased premises. In addition, during the option period Tenant shall pay as additional rental Tenant's pro rata share for taxes, utilities and operating expenses in accordance with Paragraph 6 of this Lease.

      5. RENT: During the term of this Lease, Tenant shall pay rent in the amount of Fourteen Hundred Thirty Seven & 54/100 ($1.433.54) Dollars per month without any deductions or set-off unless otherwise provided herein in advance of the first day of each month commencing November 1, 1998 and monthly thereafter during the term of this Lease with such rent payable at the office of the Landlord.

      If the Tenant takes possession of the leased premises after the first day of the month, Tenant shall pay a fractional share of the month's rent, prorated on a per diem basis.

      6. ADDITIONAL RENTS: In addition to the base rent, Tenant shall pay to Landlord during the term of this Lease additional rents for such costs and services as set forth below which rents may be adjusted at least annually. For purpose of the additional rents, the Tenant's pro rata share shall be .0836 percent (.0836%). Tenant's share has been calculated by computing the percentage of Tenant's leased square footage to the total leasable square footage in the building. In addition, such percentage has been adjusted in accordance with the location of Tenant's space in the building. Initially, Tenants whose leased space is located on the first floor shall pay Three and 74/100ths ($3.74) Dollars per leased square foot for the first thirty six months. The maximum amount to be paid by Tenant in any one year during the term of this Lease is Four Dollars and 74/100ths ($4.74) per leased square foot for the space located on the first floor. Such additional rent shall be applied to the following property costs and services.

           A. TAXES: Tenant agrees to pay to Landlord its pro rata share of the general real property taxes and assessments which have been levied or assessed upon such premises for each calendar year or fraction thereof.

           B. UTILITY COSTS: Tenant shall be solely responsible for all charges for public utilities, whether furnished by Landlord or otherwise, and including, but not limited to, gas, electricity, sewer, water and heat.

           In addition, Tenant agrees to pay to Landlord its pro rata share of all charges for public utilities including, but not limited to, sewer, water, gas, electricity, and any other utilities used upon or furnished to the parking lot or common areas or any non Tenant areas of center.

           C. MAINTENANCE, SECURITY AND OPERATION: Tenant agrees to pay to Landlord its pro rata share of all common area maintenance and security expense, parking lot maintenance expense, and all maintenance and security expense of common area of center, including, but not limited to, gardening and landscaping, the cost of public liability and property damage insurance, repairs, replacements, line painting, lighting, sanitary control, removal of snow, trash, rubbish, and garbage, and ten (10%) percent of all the costs included as operating costs to cover the Landlord's administrative and overhead costs. Operating costs shall also include the cost of repairing, maintaining, cleaning and painting the exteriors of the building and the interior common area facilities.

      7. LATE CHARGES: If Tenant fails to pay rent due within 10 days of due date, there shall be a late charge penalty of 5% of the monthly rental assessed against Tenant and such unpaid amount shall bear interest from the due date thereof to the date of payment at the rate of Eighteen (18%) percent per annum.

      8. NET LEASE: Landlord shall not be required to or expected to incur or sustain any expense in and about the leased premises throughout the term of this Lease.

      9. CONDITION OF THE PREMISES: Landlord and Tenant agree that the leased premises shall be in tenantable condition at the commencement of the term of this Lease. Carpeted floors, drywall perimeter walls, (painted) suspended ceiling, one lay in trofter for each 100 feet, one receptacle each 20 feet, sprinkler system, separate meters for heating, air conditioning and electric, one-switch per room, receptacles without switches, no lights in closets. Floor plan as per Exhibit "C".

      10. USE OF THE PREMISES: Tenant shall use the premises during the term hereof for the following purposes only: Travel ticket sales. Tenant shall be entitled to peaceable and quiet enjoyment of the leased premises upon payment of rent and compliance with the covenants and agreements contained herein and upon complying with all city laws and ordinances applicable to the leased premises.

      11. PARKING: Landlord will provide for use by the Tenant, its employees, customers and visitors space for parking automobiles in the parking facilities provided by Landlord. Landlord agrees to maintain such parking facilities and provide snow removal. Landlord reserves the right to designate and locate parking spaces for Tenant and to establish reasonable rules and regulations with respect to parking.

      12. ALTERATIONS AND REDECORATING: Tenant shall not make any alterations, additions or improvements to the interior or exterior of the leased premises, or redecorate the interior of the leased premises, without Landlord's prior written consent.

      Unless the Landlord consents to their removal, all non-trade fixtures and improvements become Landlord's property, provided, however, Landlord shall have the right to request their removal upon the termination of this Lease, in which case Tenant shall be responsible for the cost of such removal. In the event Landlord consents or requests removal, Tenant shall be responsible for repair of any damage to the premises resulting from such removal.

      13. SIGNS: Tenant shall not erect, place or maintain any sign, awning or advertising matter on the exterior of the building without prior written consent of Landlord. Tenant shall be responsible for the maintenance and repair of such sign, awning or advertising matter. Building signs shall be in the form of letters illuminated from inside fabricated from .060 aluminum with 3/16 acrylic faces. Interior illumination shall be by neon lighting. Letters shall be mounted on aluminum raceway and installed on building fascia with non-corrosive fasteners. Overall length of signs shall not exceed 70% of the storefront footage. Height of letters shall not exceed 24
 inches. Landlord consent:                    .

      14. MAINTENANCE AND REPAIRS: Tenant shall be responsible for all maintenance and repairs to the leased premises, except major electrical and HVAC systems.

      15. INSURANCE: Tenant shall carry public liability insurance with minimum limits of $500,000 for personal injury and $100,000 for property damage and such policy shall designate the Landlord as an additional insured. Tenant shall insure its leasehold fixtures, inventory, merchandise and personal property for an amount equal to the replacement cost.

      Landlord shall obtain and Tenant shall pay its pro rata share of the premium for fire and extended coverage insurance, liability insurance, and plate glass insurance.

      16.  UNTENANTABILITY BY FIRE OR OTHER CASUALTY:
           A. If the leased premises, a part thereof, or a part of the building are destroyed or damaged by fire or other casualty, and Landlord elects not to repair such damage, Landlord may terminate this Lease by notice to Tenant within thirty (30) days after the date of such fire or other casualty, and all rents as provided in this Lease shall be prorated to the date of such fire or other casualty.
           B. In the event the leased premises, a part thereof, or a part of the building are destroyed or damaged by fire or other casualty and the Landlord elects to rebuild or restore the damaged premises, this Lease shall not terminate and Landlord shall repair the premises at Landlord's expense and all rents or a just portion thereof considering the nature and extent of the damages sustained to the leased premises, shall abate until the leased premises have been repaired or restored by the Landlord.

      17.  ASSIGNMENT OF LEASE:
           A. By Tenant. Tenant shall not assign this Lease or sublet the leased premises or permit any transfer thereof by operation of law without the prior written consent of Landlord, such consent not to be reasonably withheld.
           B. By Landlord. Landlord may assign Landlord's interest in this Lease in connection with a sale or transfer of title to the real estate or for the purpose of mortgaging the premises. Tenant agrees that this Lease shall be subordinate to any mortgage placed upon the premises by Landlord provided that such subordination shall not affect Tenant's rights to possession of the premises under the terms of this Lease.

      18.  RIGHTS AND REMEDIES:
           A. Cumulative. All rights and remedies shall be cumulative and shall not exclude any right allowed by law.
           B. Defaults. If Tenant defaults in the payment of rent or of any of the covenants and agreements of this Lease with such defaults continuing for a period of ten (10) days after written notice thereof or if the Tenant abandons the leased premises, Landlord may at its election terminate the Lease and/or terminate Tenant's right to possession of the leased premises. Landlord may institute an action for possession of the leased premises. Action by the Landlord pursuant to this paragraph shall not relieve the Tenant from any damages recoverable by law because of Tenant's default including, but not limited to, Tenant's obligation to pay rental as provided in this Lease.
           C. Landlord's Right to Enter Premises. Landlord shall have the right to enter Tenant's premises at reasonable times and to show the premises during the last six (6) months of the lease term.
           D. Surrender of Possession. Tenant agrees that upon termination of this Lease in any manner or for any cause, to surrender possession to the Landlord in as good a condition as when Tenant took possession, ordinary wear and tear excepted. In the event Tenant holds over after termination, the tenancy created shall be a month-to-month tenancy.
           E. Notices. Notices may be reserved personally or by certified or registered mail addressed to the Landlord at his principal place of business or to the Tenant at space 7, 5411 East State Street, Rockford, Illinois.
           F. Attorney's Fees and Costs. In the event of default by Tenant of any of the provisions of this Lease, Tenant shall be responsible for reasonable attorney's fees, expenses, and costs incurred by the Landlord as a result of such default.

      19. MISCELLANOUS: Tenant's first month rental obligation as set forth below shall be due and payable upon the execution of this Lease.

           Base Rent           $ 1433.54
           Additional Rent     $  856.46
           Total Monthly Rent  $ 2290.00

      20. COMPLETE AGREEMENT: The parties agree that this Lease constitutes the entire agreement between the Landlord and Tenant and upon execution hereof shall be binding upon the successors and assigns of the parties hereto.

      21. ADDITIONAL PROVISIONS: Tanning beds are not allowed at any time during the term of this Lease. Landlord to install at Landlord's expense in back S.W. room _ install 1/8' x12" x12" composition tile flooring in same room. Install 1-48" base oak cabinet with 20"x20" s.s. sink and 48" countertop. Landlord to install additional electrical outlets at Landlord's expense.

      IN WITNESS WHEREOF, the Landlord and Tenant have respectively executed this Lease on the day and year first above written.


 LANDLORD:                          TENANT:

 ROCKFORD INVESTORS PARTNERSHIP     SUPERIOR TRAVEL INC.


 By:  Stanley Miller                By:  Barbara Marriott
      Secretary,                         as President

 PREPARED BY:
 Attorney Nancy Hyzer
 HYZER, HYZER & ZIMMERMAN           -----------------------------------------
 855 North Madison Street                                      , individually
 Rockford, IL 61107
 (815) 965-3600

 ****************************************************************************

                                                                     EX-10.14

                                  L E A S E

      THIS LEASE made this 5th day of March, 1999, by and between:

      ROCKFORD INVESTORS PARTNERSHIP,
      hereinafter referred to as -----------------------------------LANDLORD,

           -and-

      TIM SPINKER
      LISA CAPRIOTTI,
      hereinafter referred to as -------------------------------------TENANT.

                             W I T N E S S E T H:

      1. LEASED PREMISES: Landlord, in consideration of the rents provided herein and the covenants and agreements contained herein, leases to Tenant and Tenant leases from Landlord, the following described premises (hereinafter referred to as "leased premises"):

      Commonly known as 5411 East State Street, Rockford, Illinois

      Approximately 700 square feet of space, being approximately 20 plus 9'x6' feet in width and 34'4" feet in depth, in the New Towne Plaza I, a Shopping Center, located in Rockford, Illinois, which premises are known as Store Space No. One. The boundaries and location of the leased premises are outlined on the site plan of the first floor of the shopping center which is marked Exhibit "A" and attached hereto and incorporated herein by reference.

      2. USE OF ADDITIONAL AREAS: The use and occupation by the Tenant of the leased premises shall include the use in common with others entitled thereto of the common areas, parking areas, driveway and sidewalks as shown on Exhibit "B" which is attached hereto and incorporated herein by reference, and other facilities as may be designated from time to time by the Landlord, subject, however, to the terms and conditions of this Lease and to reasonable rules and regulations for the use thereof as prescribed from time to time by the Landlord.

      3. TERM OF LEASE: The term of this Lease shall commence May 1, 1999, and shall continue for a period of three (3) years and shall terminate on April 30, 2002.

      4. OPTION TO EXTEND: Tenant is granted the option to renew this lease for an additional three (3) year term upon the giving of six month's written notice to Landlord prior to the expiration of the original lease term. The base rental for the option period shall be increased by one ($1.00) Dollar per square foot of the leased premises. In addition, during the option period Tenant shall pay as additional rental Tenant's pro rata share for taxes, utilities and operating expenses in accordance with Paragraph 6 of this Lease.

      5. RENT: During the term of this Lease, Tenant shall pay rent in the amount of Seven Hundred and no/100 ($700.00) Dollars per month without any deductions or set-off unless otherwise provided herein in advance of the first day of each month commencing May 1, 1999 and monthly thereafter during the term of this Lease with such rent payable at the office of the Landlord.

      If the Tenant takes possession of the leased premises after the first day of the month, Tenant shall pay a fractional share of the month's rent, prorated on a per diem basis.

      7. LATE CHARGES: If Tenant fails to pay rent due within 10 days of due date, there shall be a late charge penalty of 5% of the monthly rental assessed against Tenant and such unpaid amount shall bear interest from the due date thereof to the date of payment at the rate of Eighteen (18%) percent per annum.

      8. NET LEASE: Landlord shall not be required to or expected to incur or sustain any expense in and about the leased premises throughout the term of this Lease.

      9. CONDITION OF THE PREMISES: Landlord and Tenant agree that the leased premises shall be in tenantable condition at the commencement of the term of this Lease. Carpeted floors, drywall perimeter walls, (painted) suspended ceiling, one lay in trofter for each 100 feet, one receptacle each 20 feet, sprinkler system, separate meters for heating, air conditioning and electric, one-switch per room, receptacles without switches, no lights in closets. Floor plan as per Exhibit "C".

      10. USE OF THE PREMISES: Tenant shall use the premises during the term hereof for the following purposes only: General Office. Tenant shall be entitled to peaceable and quiet enjoyment of the leased premises upon payment of rent and compliance with the covenants and agreements contained herein and upon complying with all city laws and ordinances applicable to the leased premises.

      11. PARKING: Landlord will provide for use by the Tenant, its employees, customers and visitors space for parking automobiles in the parking facilities provided by Landlord. Landlord agrees to maintain such parking facilities and provide snow removal. Landlord reserves the right to designate and locate parking spaces for Tenant and to establish reasonable rules and regulations with respect to parking.

      12. ALTERATIONS AND REDECORATING: Tenant shall not make any alterations, additions or improvements to the interior or exterior of the leased premises, or redecorate the interior of the leased premises, without Landlord's prior written consent.

      Unless the Landlord consents to their removal, all non-trade fixtures and improvements become Landlord's property, provided, however, Landlord shall have the right to request their removal upon the termination of this Lease, in which case Tenant shall be responsible for the cost of such removal. In the event Landlord consents or requests removal, Tenant shall be responsible for repair of any damage to the premises resulting from such removal.

      13. SIGNS: Tenant shall not erect, place or maintain any sign, awning or advertising matter on the exterior of the building without prior written consent of Landlord. Tenant shall be responsible for the maintenance and repair of such sign, awning or advertising matter. Building signs shall be in the form of letters illuminated from inside fabricated from .060 aluminum with 3/16 acrylic faces. Interior illumination shall be by neon lighting. Letters shall be mounted on aluminum raceway and installed on building fascia with non-corrosive fasteners. Overall length of signs shall not exceed 70% of the storefront footage. Height of letters shall not exceed 24 inches. Landlord consent: Landlord to place Tenant's name on building directory. Tenant may use present sign on building over awning. Tenant to pay all maintenance to maintain sign.

      14. MAINTENANCE AND REPAIRS: Tenant shall be responsible for all maintenance and repairs to the leased premises.

      15. INSURANCE: Tenant shall carry public liability insurance with minimum limits of $500,000 for personal injury and $100,000 for property damage and such policy shall designate the Landlord as an additional insured. Tenant shall insure its leasehold fixtures, inventory, merchandise and personal property for an amount equal to the replacement cost.

      Landlord shall obtain and Tenant shall pay its pro rata share of the premium for fire and extended coverage insurance, liability insurance, and plate glass insurance.

      16.  UNTENANTABILITY BY FIRE OR OTHER CASUALTY:
           A. If the leased premises, a part thereof, or a part of the building are destroyed or damaged by fire or other casualty, and Landlord elects not to repair such damage, Landlord may terminate this Lease by notice to Tenant within thirty (30) days after the date of such fire or other casualty, and all rents as provided in this Lease shall be prorated to the date of such fire or other casualty.
           B. In the event the leased premises, a part thereof, or a part of the building are destroyed or damaged by fire or other casualty and the Landlord elects to rebuild or restore the damaged premises, this Lease shall not terminate and Landlord shall repair the premises at Landlord's expense and all rents or a just portion thereof considering the nature and extent of the damages sustained to the leased premises, shall abate until the leased premises have been repaired or restored by the Landlord.

      17.  ASSIGNMENT OF LEASE:
           A. By Tenant. Tenant shall not assign this Lease or sublet the leased premises or permit any transfer thereof by operation of law without the prior written consent of Landlord, such consent not to be reasonably withheld.
           B. By Landlord. Landlord may assign Landlord's interest in this Lease in connection with a sale or transfer of title to the real estate or for the purpose of mortgaging the premises. Tenant agrees that this Lease shall be subordinate to any mortgage placed upon the premises by Landlord provided that such subordination shall not affect Tenant's rights to possession of the premises under the terms of this Lease.

      18.  RIGHTS AND REMEDIES:
           A. Cumulative. All rights and remedies shall be cumulative and shall not exclude any right allowed by law.
           B. Defaults. If Tenant defaults in the payment of rent or of any of the covenants and agreements of this Lease with such defaults continuing for a period of ten (10) days after written notice thereof or if the Tenant abandons the leased premises, Landlord may at its election terminate the Lease and/or terminate Tenant's right to possession of the leased premises. Landlord may institute an action for possession of the leased premises. Action by the Landlord pursuant to this paragraph shall not relieve the Tenant from any damages recoverable by law because of Tenant's default including, but not limited to, Tenant's obligation to pay rental as provided in this Lease.
           C. Landlord's Right to Enter Premises. Landlord shall have the right to enter Tenant's premises at reasonable times and to show the premises during the last six (6) months of the lease term.
           D. Surrender of Possession. Tenant agrees that upon termination of this Lease in any manner or for any cause, to surrender possession to the Landlord in as good a condition as when Tenant took possession, ordinary wear and tear excepted. In the event Tenant holds over after termination, the tenancy created shall be a month-to-month tenancy.
           E. Notices. Notices may be reserved personally or by certified or registered mail addressed to the Landlord at his principal place of business or to the Tenant at 5411 East State Street, Rockford, Illinois.
           F. Attorney's Fees and Costs. In the event of default by Tenant of any of the provisions of this Lease, Tenant shall be responsible for reasonable attorney's fees, expenses, and costs incurred by the Landlord as a result of such default.

      19. MISCELLANOUS: Tenant's first month rental obligation as set forth below shall be due and payable upon the execution of this Lease.

           Base Rent           $700.00
           Additional Rent     $   -0-
           Total Monthly Rent  $700.00

      20. COMPLETE AGREEMENT: The parties agree that this Lease constitutes the entire agreement between the Landlord and Tenant and upon execution hereof shall be binding upon the successors and assigns of the parties hereto.

      21. ADDITIONAL PROVISIONS: Tanning beds are not allowed at any time during the term of this Lease. Landlord to furnish all utilities at Landlord's expense. Present lease at 5301 East State St., Suite 216B to be cancelled on May 1, 1999.

      IN WITNESS WHEREOF, the Landlord and Tenant have respectively executed this Lease on the day and year first above written.

 LANDLORD:                          TENANT:

 ROCKFORD INVESTORS PARTNERSHIP     TIM SPINKER
                                    LISA CAPRIOTTI

 By:  Stanley Miller                By:  Tim Spinker
      Secretary,                         Lisa Capriotti

 PREPARED BY:
 Attorney Nancy Hyzer
 HYZER, HYZER & ZIMMERMAN
 855 North Madison Street
 Rockford, IL 61107
 (815) 965-3600

 ****************************************************************************

                                                                     EX-10.15

                                  L E A S E

      THIS LEASE made this 7th day of January, 1994, by and between:

      ROCKFORD INVESTORS PARTERNSHIP,
      hereinafter referred to as -----------------------------------LANDLORD,

           -and-

      TWO R & D CORPORATION dba BIG APPLE BAGELS hereinafter referred to as -------------------------------------TENANT.

                             W I T N E S S E T H:

      1. LEASED PREMISES: Landlord, in consideration of the rents provided herein and the covenants and agreements contained herein, leases to Tenant and Tenant leases from Landlord, the following described premises (hereinafter referred to as "leased premises"):

      Commonly known as 5411 East State Street, Rockford, Illinois

      Approximately 2356 square feet of space, being approximately 25.7 feet in width and 93 feet in depth, in the New Towne Plaza I, a Shopping Center, located in Rockford, Illinois, which premises are known as Store Space No.
 5. The boundaries and location of the leased premises are outlined on the site plan of the first floor of the shopping center which is marked Exhibit "A" and attached hereto and incorporated herein by reference.

      2. USE OF ADDITIONAL AREAS: The use and occupation by the Tenant of the leased premises shall include the use in common with others entitled thereto of the common areas, parking areas, driveway and sidewalks as shown on Exhibit "B" which is attached hereto and incorporated herein by reference, and other facilities as may be designated from time to time by the Landlord, subject, however, to the terms and conditions of this Lease and to reasonable rules and regulations for the use thereof as prescribed from time to time by the Landlord.

      3. TERM OF LEASE: The term of this Lease shall commence April 1, 1994, and shall continue for a period of Ten (10) years and shall terminate on March 31, 2004.

      4. OPTION TO EXTEND: Tenant is granted the option to renew this lease for an additional Two-Five yr. (5) year term upon the giving of six month's written notice to Landlord prior to the expiration of the original lease term. The base rental for the option period shall be increased by One ($1.00) Dollar per square foot of the leased premises each 5 year option.
 In addition, during the option period Tenant shall pay as additional rental Tenant's pro rata share for taxes, utilities and operating expenses in accordance with Paragraph 6 of this Lease.

      5. BASE RENT: During the term of this Lease, Tenant shall pay rent in the amount of See Rent Schedule ($ ) Dollars per month without any deductions or set-off unless otherwise provided herein in advance of the first day of each month commencing , 19 and monthly thereafter during the term of this Lease with such rent payable at the office of the Landlord.

      If the Tenant takes possession of the leased premises after the first day of the month, Tenant shall pay a fractional share of the month's rent, prorated on a per diem basis.

      6. ADDITIONAL RENTS: In addition to the base rent, Tenant shall pay to Landlord during the term of this Lease additional rents for such costs and services as set forth below which rents may be adjusted at least annually. For purpose of the additional rents, the Tenant's pro rata share shall be .039521 percent (.039521%). Tenant's share has been calculated by computing the percentage of Tenant's leased square footage to the total leasable square footage in the building. In addition, such percentage has been adjusted in accordance with the location of Tenant's space in the building. First floor tenants pay twice as much per square foot of leased space as Tenants on the second floor and lower level. Initially, Tenants whose leased space is located on the first floor shall pay Two and 74 cents ($2.74) Dollars per leased square foot for the first year and those Tenants located on the second floor and the lower level shall pay One Dollar and 37 cents ($1.37) per leased square foot for the first year. The maximum amount to be paid by Tenant in one year during the term of this Lease is Three Dollars 74 cents ($3.74) per leased square foot for the space located on the first floor and One Dollar and 37 cents ($1.37) per leased square foot for the space located on the second floor. Such additional rent shall be applied to the following property costs and services.

           A. TAXES: Tenant agrees to pay to Landlord its pro rata share of the general real property taxes and assessments which have been levied or assessed upon such premises for each calendar year or fraction thereof.

           B. UTILITY COSTS: Tenant shall be solely responsible for all charges for public utilities, whether furnished by Landlord or otherwise, and including, but not limited to, gas, electricity, sewer, water and heat.

           In addition, Tenant agrees to pay to Landlord its pro rata share of all charges for public utilities including, but not limited to, sewer, water, gas, electricity, and any other utilities used upon or furnished to the parking lot or common areas or any non Tenant areas of center.

           C. MAINTENANCE, SECURITY AND OPERATION: Tenant agrees to pay to Landlord its pro rata share of all common area maintenance and security expense, parking lot maintenance expense, and all maintenance and security expense of common area of center, including, but not limited to, gardening and landscaping, the cost of public liability and property damage insurance, repairs, replacements, line painting, lighting, sanitary control, removal of snow, trash, rubbish, and garbage, and ten (10%) percent of all the costs included as operating costs to cover the Landlord's administrative and overhead costs. Operating costs shall also include the cost of repairing, maintaining, cleaning and painting the exteriors of the building and the interior common area facilities.

      7. LATE CHARGES: If Tenant shall fail to pay when due and payable any rent or any additional rent, there shall be a Twenty-five ($25.00) Dollar late charge assessed against Tenant and such unpaid amount shall bear interest from the due date thereof to the date of payment at the rate of Eighteen (18%) percent per annum.

      8. NET LEASE: Landlord shall not be required to or expected to incur or sustain any expense in and about the leased premises throughout the term of this Lease.

      9. CONDITION OF THE PREMISES: Landlord and Tenant agree that the leased premises shall be in tenantable condition at the commencement of the term of this Lease. Carpeted floors, drywall perimeter walls, (painted) suspended ceiling, one lay in trofter for each 100 feet, one receptacle each 20 feet, sprinkler system, separate meters for heating, air conditioning and electric, one-switch per room, receptacles are not switched, no lights in closets. Floor plan as per Exhibit "C". No. 21.

      10. USE OF THE PREMISES: Tenant shall use the premises during the term hereof for the following purposes only: Bagel Bakery, deli and sandwich shop. Tenant shall be entitled to peaceable and quiet enjoyment of the leased premises upon payment of rent and compliance with the covenants and agreements contained herein and upon complying with all city laws and ordinances applicable to the leased premises.

      11. PARKING: Landlord will provide for use by the Tenant, its employees, customers and visitors space for parking automobiles in the parking facilities provided by Landlord. Landlord agrees to maintain such parking facilities and provide snow removal subject to Tenant's obligation for reimbursement of its pro rata share pursuant to Paragraph 6.C. Landlord reserves the right to designate and locate parking spaces for Tenant and to establish reasonable rules and regulations with respect to parking.

      12. ALTERATIONS AND REDECORATING: Tenant shall not make any alterations, additions or improvements to the interior or exterior of the leased premises, or redecorate the interior of the leased premises, without Landlord's prior written consent.

      13. SIGNS: Tenant shall not erect, place or maintain any sign, awning or advertising matter on the exterior of the building without prior written consent of Landlord. Tenant shall be responsible for the maintenance and repair of such sign, awning or advertising matter. Building signs shall be in the form of letters illuminated from inside fabricated from .060 aluminum with 3/16 acrylic faces. Interior illumination shall be by neon lighting. Letters shall be mounted on aluminum raceway and installed on building fascia with non-corrosive fasteners. Overall length of signs shall not exceed 70% of the storefront footage. Height of letters shall not exceed 24 inches. Landlord consent: Tenant's name to be installed on Building Directory. Tenant may use TCBY signs on building and marquee poles on East State Street. Tenant to change signs and maintain their signs at their expense. No charge to Tenant for signs. No authorization to use TCBY trade name on signs is given.

      14. MAINTENANCE AND REPAIRS: Tenant shall be responsible for all maintenance and repairs to the leased premises.

      15. INSURANCE: Tenant shall carry public liability insurance with minimum limits of $500,000 for personal injury and $100,000 for property damage and such policy shall designate the Landlord as an additional insured. Tenant shall insure its leasehold fixtures, inventory, merchandise and personal property for an amount equal to the replacement cost.

      Landlord shall obtain and Tenant shall pay its pro rata share of the premium for fire and extended coverage insurance, liability insurance, and plate glass insurance.

      16.  UNTENANTABILITY BY FIRE OR OTHER CASUALTY:
           A. If the leased premises, a part thereof, or a part of the building are destroyed or damaged by fire or other casualty, and Landlord elects not to repair such damage, Landlord may terminate this Lease by notice to Tenant within thirty (30) days after the date of such fire or other casualty, and all rents as provided in this Lease shall be prorated to the date of such fire or other casualty.
           B. In the event the leased premises, a part thereof, or a part of the building are destroyed or damaged by fire or other casualty and the Landlord elects to rebuild or restore the damaged premises, this Lease shall not terminate and Landlord shall repair the premises at Landlord's expense and all rents or a just portion thereof considering the nature and extent of the damages sustained to the leased premises, shall abate until the leased premises have been repaired or restored by the Landlord.

      17.  ASSIGNMENT OF LEASE:
           A. By Tenant. Tenant shall not assign this Lease or sublet the leased premises or permit any transfer thereof by operation of law without the prior written consent of Landlord, such consent not to be reasonably withheld.
           B. By Landlord. Landlord may assign Landlord's interest in this Lease in connection with a sale or transfer of title to the real estate or for the purpose of mortgaging the premises. Tenant agrees that this Lease shall be subordinate to any mortgage placed upon the premises by Landlord provided that such subordination shall not affect Tenant's rights to possession of the premises under the terms of this Lease.

      18.  RIGHTS AND REMEDIES:
           A. Cumulative. All rights and remedies shall be cumulative and shall not exclude any right allowed by law.
           B. Defaults. If Tenant defaults in the payment of rent or of any of the covenants and agreements of this Lease with such defaults continuing for a period of ten (10) days after written notice thereof or if the Tenant abandons the leased premises, Landlord may at its election terminate the Lease and/or terminate Tenant's right to possession of the leased premises. Landlord may institute an action for possession of the leased premises. Action by the Landlord pursuant to this paragraph shall not relieve the Tenant from any damages recoverable by law because of Tenant's default including, but not limited to, Tenant's obligation to pay rental as provided in this Lease.
           C. Landlord's Right to Enter Premises. Landlord shall have the right to enter Tenant's premises at reasonable times and to show the premises during the last six (6) months of the lease term.
           D. Surrender of Possession. Tenant agrees that upon termination of this Lease in any manner or for any cause, to surrender possession to the Landlord in as good a condition as when Tenant took possession, ordinary wear and tear excepted. In the event Tenant holds over after termination, the tenancy created shall be a month-to-month tenancy.
           E. Notices. Notices may be reserved personally or by certified or registered mail addressed to the Landlord at his principal place of business or to the Tenant at 4635 Hydraulic Rd., Rockford, Illinois 61109.
           F. Attorney's Fees and Costs. In the event of default by Tenant of any of the provisions of this Lease, Tenant shall be responsible for reasonable attorney's fees, expenses, and costs incurred by the Landlord as a result of such default.

      19. MISCELLANOUS: Tenant's first month rental obligation as set forth below shall be due and payable upon the execution of this Lease.

           Base Rent           $ 1,425.33
           Additional Rent     $   537.95
           Total Monthly Rent  $ 1,963.33  - see Rent Schedule

      20. COMPLETE AGREEMENT: The parties agree that this Lease constitutes the entire agreement between the Landlord and Tenant and upon execution hereof shall be binding upon the successors and assigns of the parties hereto.

      21. ADDITIONAL PROVISIONS: Tenant shall submit floor and build-out plans to Landlord for approval prior to construction. Tenant to obtain all necessary permits. Landlord to remove all existing equipment except 1-3 compartment sink, 1 mop sink, 1 hand sink, and 2 stainless steel work tables and ceiling fans and give Tenant possession of site on or before January 15, 1994. Tenant to buildout per Tenant's floor and buildout plans at Tenant's expense. Tenant to add 2-1/2 baths and additional air conditioning system at Tenant's expense.

      IN WITNESS WHEREOF, the Landlord and Tenant have respectively executed this Lease on the day and year first above written.


 LANDLORD:                          TENANT:

 ROCKFORD INVESTORS PARTNERSHIP,    TWO R & D CORPORATION, dba BIG
                                    APPLE BAGELS

 By:  Stanley Miller                By:  Donald K. Seeley

      Secretary,                         President

 PREPARED BY:
 Attorney Nancy Hyzer
 HYZER, HYZER & ZIMMERMAN
 855 North Madison Street
 Rockford, IL 61107
 (815) 965-3600

 Rent Schedule -   Base Rent  Per Month   Add'l Rent Per       Total Rent
 at Start of Lease Per Year               Per Year   Month     Per Month

 Months 1-60       17,104.56  1,425.33    6,455.44   537.95    1,963.33
 Months 61-120     19,460.56  1,621.71    6,455.44   537.95    2,159.66

 This Lease is subject to vacating present Tenant's lease.



 PERSONAL GUARANTEE:

 The above lease between Rockford Investors Partnership and Two R & D Corporation is guaranteed by:

                                    Ralph A. Morgan


                                    Raymond G. Theisen


                                    Donald K. Seeley


 See attached rider containing (i) (ii) (iii).

 (i) "Anything contained in this lease to the contrary notwithstanding, Lessor agrees that, without its consent, this lease and the right, title and interest of the Lessee thereunder, may be assigned by the Lessee to BAB Systems, Inc., an Illinois corporation, or its designees, provided that such BAB Systems, Inc. or its designee, shall execute such documents evidencing its agreement to thereafter keep and perform, or cause to be kept or performed, all of the obligations of the Lessee arising under this lease from and after the time of such assignment."

 (ii) "Lessor agrees that Lessor shall, upon written request of BAB Systems, Inc., disclose to said corporation, all reports, information or data in Lessor's possession with respect to sales made in, upon or from the leased premises."

 (iii) "Lessor shall give written notice to BAB Systems, Inc., an Illinois corporation (concurrently with the giving of such notice to Lessee), of any default by Lessee under the lease and the said BAB Systems, Inc. shall have, after the expiration of the period during which the Lessee may cure such default, an additional thirty (30) days to cure, at its sole option, any such default."

 By adding the attached rider containing I, II, III, it does not release the Tenant of its obligations under the terms of this Lease.

 ****************************************************************************

                                                                     EX-10.16

                                  L E A S E

      THIS LEASE made this 5th day of April, 1999, by and between:

      ROCKFORD INVESTORS PARTNERSHIP,
      hereinafter referred to as -----------------------------------LANDLORD,

           -and-

      VELASCO & ASSOCIATES, INC.,
      hereinafter referred to as -------------------------------------TENANT.

                             W I T N E S S E T H:

      1. LEASED PREMISES: Landlord, in consideration of the rents provided herein and the covenants and agreements contained herein, leases to Tenant and Tenant leases from Landlord, the following described premises (hereinafter referred to as "leased premises"):

      Commonly known as 5411 East State Street, Rockford, Illinois

      Approximately 1740 square feet of space, being approximately 49 less 25'x24' feet in width and 50 feet in depth, in the New Towne Plaza I, a Shopping Center, located in Rockford, Illinois, which premises are known as Store Space No. 202. The boundaries and location of the leased premises are outlined on the site plan of the second floor of the shopping center which is marked Exhibit "A" and attached hereto and incorporated herein by reference.

      2. USE OF ADDITIONAL AREAS: The use and occupation by the Tenant of the leased premises shall include the use in common with others entitled thereto of the common areas, parking areas, driveway and sidewalks as shown on Exhibit "B" which is attached hereto and incorporated herein by reference, and other facilities as may be designated from time to time by the Landlord, subject, however, to the terms and conditions of this Lease and to reasonable rules and regulations for the use thereof as prescribed from time to time by the Landlord.

      3. TERM OF LEASE: The term of this Lease shall commence May 1, 1999, and shall continue for a period of three (3) years and shall terminate on April 30, 2002.

      4. OPTION TO EXTEND: Tenant is granted the option to renew this lease for an additional two (2) year term upon the giving of six month's written notice to Landlord prior to the expiration of the original lease term. The base rental for the option period shall be increased by two ($2.00) Dollars per square foot of the leased premises. In addition, during the option period Tenant shall pay as additional rental Tenant's pro rata share for taxes, utilities and operating expenses in accordance with Paragraph 6 of this Lease.

      5. RENT: During the term of this Lease, Tenant shall pay rent in the amount of One Thousand Two Hundred Thirty Two & 50/100 ($1232.50) Dollars per month without any deductions or set-off unless otherwise provided herein in advance of the first day of each month commencing May 1, 1999 and monthly thereafter during the term of this Lease with such rent payable at the office of the Landlord.

      If the Tenant takes possession of the leased premises after the first day of the month, Tenant shall pay a fractional share of the month's rent, prorated on a per diem basis.

      7. LATE CHARGES: If Tenant fails to pay rent due within 10 days of due date, there shall be a late charge penalty of 5% of the monthly rental assessed against Tenant and such unpaid amount shall bear interest from the due date thereof to the date of payment at the rate of Eighteen (18%) percent per annum.

      9. CONDITION OF THE PREMISES: Landlord and Tenant agree that the leased premises shall be in tenantable condition at the commencement of the term of this Lease. Carpeted floors, drywall perimeter walls, (painted) suspended ceiling, one lay in trofter for each 100 feet, one receptacle each 20 feet, sprinkler system, separate meters for heating, air conditioning and electric, one-switch per room, receptacles without switches, no lights in closets. Floor plan as per Exhibit "C".

      10. USE OF THE PREMISES: Tenant shall use the premises during the term hereof for the following purposes only: General Office. Tenant shall be entitled to peaceable and quiet enjoyment of the leased premises upon payment of rent and compliance with the covenants and agreements contained herein and upon complying with all city laws and ordinances applicable to the leased premises.

      11. PARKING: Landlord will provide for use by the Tenant, its employees, customers and visitors space for parking automobiles in the parking facilities provided by Landlord. Landlord agrees to maintain such parking facilities and provide snow removal subject to Tenant's obligation for reimbursement of its pro rata share pursuant to Paragraph 6.C. Landlord reserves the right to designate and locate parking spaces for Tenant and to establish reasonable rules and regulations with respect to parking.

      12. ALTERATIONS AND REDECORATING: Tenant shall not make any alterations, additions or improvements to the interior or exterior of the leased premises, or redecorate the interior of the leased premises, without Landlord's prior written consent.

      Unless the Landlord consents to their removal, all non-trade fixtures and improvements become Landlord's property, provided, however, Landlord shall have the right to request their removal upon the termination of this Lease, in which case Tenant shall be responsible for the cost of such removal. In the event Landlord consents or requests removal, Tenant shall be responsible for repair of any damage to the premises resulting from such removal.

      13. SIGNS: Tenant shall not erect, place or maintain any sign, awning or advertising matter on the exterior of the building without prior written consent of Landlord. Tenant shall be responsible for the maintenance and repair of such sign, awning or advertising matter. Building signs shall be in the form of letters illuminated from inside fabricated from .060 aluminum with 3/16 acrylic faces. Interior illumination shall be by neon lighting. Letters shall be mounted on aluminum raceway and installed on building fascia with non-corrosive fasteners. Overall length of signs shall not exceed 70% of the storefront footage. Height of letters shall not exceed 24 inches. Landlord consent: Landlord to place Tenant's name on building directory.

      14. MAINTENANCE AND REPAIRS: Tenant shall be responsible for all maintenance and repairs to the leased premises except major electrical and HVAC systems, and plumbing systems.

      15. INSURANCE: Tenant shall carry public liability insurance with minimum limits of $500,000 for personal injury and $100,000 for property damage and such policy shall designate the Landlord as an additional insured. Tenant shall insure its leasehold fixtures, inventory, merchandise and personal property for an amount equal to the replacement cost.

      Landlord shall obtain and Tenant shall pay its pro rata share of the premium for fire and extended coverage insurance, liability insurance, and plate glass insurance.

      16.  UNTENANTABILITY BY FIRE OR OTHER CASUALTY:
           A. If the leased premises, a part thereof, or a part of the building are destroyed or damaged by fire or other casualty, and Landlord elects not to repair such damage, Landlord may terminate this Lease by notice to Tenant within thirty (30) days after the date of such fire or other casualty, and all rents as provided in this Lease shall be prorated to the date of such fire or other casualty.
           B. In the event the leased premises, a part thereof, or a part of the building are destroyed or damaged by fire or other casualty and the Landlord elects to rebuild or restore the damaged premises, this Lease shall not terminate and Landlord shall repair the premises at Landlord's expense and all rents or a just portion thereof considering the nature and extent of the damages sustained to the leased premises, shall abate until the leased premises have been repaired or restored by the Landlord.

      17.  ASSIGNMENT OF LEASE:
           A. By Tenant. Tenant shall not assign this Lease or sublet the leased premises or permit any transfer thereof by operation of law without the prior written consent of Landlord, such consent not to be reasonably withheld.
           B. By Landlord. Landlord may assign Landlord's interest in this Lease in connection with a sale or transfer of title to the real estate or for the purpose of mortgaging the premises. Tenant agrees that this Lease shall be subordinate to any mortgage placed upon the premises by Landlord provided that such subordination shall not affect Tenant's rights to possession of the premises under the terms of this Lease.

      18.  RIGHTS AND REMEDIES:
           A. Cumulative. All rights and remedies shall be cumulative and shall not exclude any right allowed by law.
           B. Defaults. If Tenant defaults in the payment of rent or of any of the covenants and agreements of this Lease with such defaults continuing for a period of ten (10) days after written notice thereof or if the Tenant abandons the leased premises, Landlord may at its election terminate the Lease and/or terminate Tenant's right to possession of the leased premises. Landlord may institute an action for possession of the leased premises. Action by the Landlord pursuant to this paragraph shall not relieve the Tenant from any damages recoverable by law because of Tenant's default including, but not limited to, Tenant's obligation to pay rental as provided in this Lease.
           C. Landlord's Right to Enter Premises. Landlord shall have the right to enter Tenant's premises at reasonable times and to show the premises during the last six (6) months of the lease term. Must obtain approval from Tenant prior to entering which will not be unreasonably withheld.
           D. Surrender of Possession. Tenant agrees that upon termination of this Lease in any manner or for any cause, to surrender possession to the Landlord in as good a condition as when Tenant took possession, ordinary wear and tear excepted. In the event Tenant holds over after termination, the tenancy created shall be a month-to-month tenancy.
           E. Notices. Notices may be reserved personally or by certified or registered mail addressed to the Landlord at his principal place of business or to the Tenant at 5411 East State Street, Rockford, Illinois.
           F. Attorney's Fees and Costs. In the event of default by Tenant of any of the provisions of this Lease, Tenant shall be responsible for reasonable attorney's fees, expenses, and costs incurred by the Landlord as a result of such default. In the event Landlord breaches Lease, Landlord shall be responsible for reasonable attorney fees, expenses, and cost incurred by the Tenant as a result of such breach by Landlord.

      19. MISCELLANOUS: Tenant's first month rental obligation as set forth below shall be due and payable upon the execution of this Lease.

           Base Rent           $1232.50
           Additional Rent     $
           Total Monthly Rent  $1232.50

      20. COMPLETE AGREEMENT: The parties agree that this Lease constitutes the entire agreement between the Landlord and Tenant and upon execution hereof shall be binding upon the successors and assigns of the parties hereto.

      21. ADDITIONAL PROVISIONS: Tanning beds are not allowed at any time during the term of this Lease. Tenant to pay up front for build out. Landlord to pay all utilities used in space 202.

      IN WITNESS WHEREOF, the Landlord and Tenant have respectively executed this Lease on the day and year first above written.

 LANDLORD:                          TENANT:

 ROCKFORD INVESTORS PARTNERSHIP     VELASCO MARKETING


 By:  Stanley Miller                By:  K. Velasco
      Secretary,

 PREPARED BY:
 Attorney Nancy Hyzer
 HYZER, HYZER & ZIMMERMAN           -----------------------------------------
 855 North Madison Street                                      , individually
 Rockford, IL 61107
 (815) 965-3600

 ****************************************************************************

                                                                     EX-10.17

                                  L E A S E

      THIS LEASE made this 8th day of December, 1998, by and between:

      ROCKFORD INVESTORS PARTNERSHIP,
      hereinafter referred to as -----------------------------------LANDLORD,

           -and-

      WARRANTY PROCESSING, INC.,
      hereinafter referred to as -------------------------------------TENANT.

                             W I T N E S S E T H:

      1. LEASED PREMISES: Landlord, in consideration of the rents provided herein and the covenants and agreements contained herein, leases to Tenant and Tenant leases from Landlord, the following described premises (hereinafter referred to as "leased premises"):

      Commonly known as 5411 East State Street, Rockford, Illinois

      Approximately 5788 square feet of space, being approximately 62'x50' plus 16'8"x21' & 19'x11' feet in width and 34'x44'feet in depth, in the New Towne Plaza I, a Shopping Center, located in Rockford, Illinois, which premises are known as Store Space No. 208, 209, & 210, & part of area #6 first floor. The boundaries and location of the leased premises are outlined on the site plan of the second floor of the shopping center which is marked Exhibit "A" and attached hereto and incorporated herein by reference.

      2. USE OF ADDITIONAL AREAS: The use and occupation by the Tenant of the leased premises shall include the use in common with others entitled thereto of the common areas, parking areas, driveway and sidewalks as shown on Exhibit "B" which is attached hereto and incorporated herein by reference, and other facilities as may be designated from time to time by the Landlord, subject, however, to the terms and conditions of this Lease and to reasonable rules and regulations for the use thereof as prescribed from time to time by the Landlord.

      3. TERM OF LEASE: The term of this Lease shall commence January 1, 1999, and shall continue for a period of five (5) years and shall terminate on December 31, 2003.

      4. OPTION TO EXTEND: Tenant is granted the option to renew this lease for an additional five (5) year term upon the giving of six month's written notice to Landlord prior to the expiration of the original lease term. The base rental for the option period shall be increased by two ($2.00) Dollars per square foot of the leased premises. In addition, during the option period Tenant shall pay as additional rental Tenant's pro rata share for taxes, utilities and operating expenses in accordance with Paragraph 6 of this Lease.

      5. RENT: During the term of this Lease, Tenant shall pay rent in the amount of Two Thousand Forty Nine & 80/100 ($2049.80) Dollars per month without any deductions or set-off unless otherwise provided herein in advance of the first day of each month commencing January 1, 1999, and monthly thereafter during the term of this Lease with such rent payable at the office of the Landlord.

      If the Tenant takes possession of the leased premises after the first day of the month, Tenant shall pay a fractional share of the month's rent, prorated on a per diem basis.

      6. ADDITIONAL RENTS: In addition to the base rent, Tenant shall pay to Landlord during the term of this Lease additional rents for such costs and services as set forth below which rents may be adjusted at least annually. For purpose of the additional rents, the Tenant's pro rata share shall be .1809 percent (.1809%). Tenant's share has been calculated by computing the percentage of Tenant's leased square footage to the total leasable square footage in the building. In addition, such percentage has been adjusted in accordance with the location of Tenant's space in the building. Initially, Tenants whose leased space is located on the second floor shall pay One Dollar and 97/100ths ($1.97) Dollars per leased square foot for the first year. The maximum amount to be paid by Tenant in one year during the term of this Lease is Two Dollars and 96/100ths ($2.96) per leased square foot for the space located on the second floor. Such additional rent shall be applied to the following property costs and services.

           A. TAXES: Tenant agrees to pay to Landlord its pro rata share of the general real property taxes and assessments which have been levied or assessed upon such premises for each calendar year or fraction thereof.

           B. UTILITY COSTS: Tenant shall be solely responsible for all charges for public utilities, whether furnished by Landlord or otherwise, and including, but not limited to, gas, electricity, sewer, water and heat.

           In addition, Tenant agrees to pay to Landlord its pro rata share of all charges for public utilities including, but not limited to, sewer, water, gas, electricity, and any other utilities used upon or furnished to the parking lot or common areas or any non Tenant areas of center.

           C. MAINTENANCE, SECURITY AND OPERATION: Tenant agrees to pay to Landlord its pro rata share of all common area maintenance and security expense, parking lot maintenance expense, and all maintenance and security expense of common area of center, including, but not limited to, gardening and landscaping, the cost of public liability and property damage insurance, repairs, replacements, line painting, lighting, sanitary control, removal of snow, trash, rubbish, and garbage, and ten (10%) percent of all the costs included as operating costs to cover the Landlord's administrative and overhead costs. Operating costs shall also include the cost of repairing, maintaining, cleaning and painting the exteriors of the building and the interior common area facilities.

      7. LATE CHARGES: If Tenant fails to pay rent due within 10 days of due date, there shall be a late charge penalty of 5% of the monthly rental assessed against Tenant and such unpaid amount shall bear interest from the due date thereof to the date of payment at the rate of Eighteen (18%) percent per annum.

      8. NET LEASE: Landlord shall not be required to or expected to incur or sustain any expense in and about the leased premises throughout the term of this Lease.

      9. CONDITION OF THE PREMISES: Landlord and Tenant agree that the leased premises shall be in tenantable condition at the commencement of the term of this Lease. Carpeted floors, drywall perimeter walls, (painted) suspended ceiling, one lay in trofter for each 100 feet, one receptacle each 20 feet, sprinkler system, separate meters for heating, air conditioning and electric, one-switch per room, receptacles without switches, no lights in closets. Floor plan as per Exhibit "C".

      10. USE OF THE PREMISES: Tenant shall use the premises during the term hereof for the following purposes only: General Office. Tenant shall be entitled to peaceable and quiet enjoyment of the leased premises upon payment of rent and compliance with the covenants and agreements contained herein and upon complying with all city laws and ordinances applicable to the leased premises.

      11. PARKING: Landlord will provide for use by the Tenant, its employees, customers and visitors space for parking automobiles in the parking facilities provided by Landlord. Landlord agrees to maintain such parking facilities and provide snow removal subject to Tenant's obligation for reimbursement of its pro rata share pursuant to Paragraph 6.C. Landlord reserves the right to designate and locate parking spaces for Tenant and to establish reasonable rules and regulations with respect to parking.

      12. ALTERATIONS AND REDECORATING: Tenant shall not make any alterations, additions or improvements to the interior or exterior of the leased premises, or redecorate the interior of the leased premises, without Landlord's prior written consent.

      Unless the Landlord consents to their removal, all non-trade fixtures and improvements become Landlord's property, provided, however, Landlord shall have the right to request their removal upon the termination of this Lease, in which case Tenant shall be responsible for the cost of such removal. In the event Landlord consents or requests removal, Tenant shall be responsible for repair of any damage to the premises resulting from such removal.

      13. SIGNS: Tenant shall not erect, place or maintain any sign, awning or advertising matter on the exterior of the building without prior written consent of Landlord. Tenant shall be responsible for the maintenance and repair of such sign, awning or advertising matter. Building signs shall be in the form of letters illuminated from inside fabricated from .060 aluminum with 3/16 acrylic faces. Interior illumination shall be by neon lighting. Letters shall be mounted on aluminum raceway and installed on building fascia with non-corrosive fasteners. Overall length of signs shall not exceed 70% of the storefront footage. Height of letters shall not exceed 24 inches. Landlord consent: Landlord to place Tenant's name on building directory.

      14. MAINTENANCE AND REPAIRS: Tenant shall be responsible for all maintenance and repairs to the leased premises.

      15. INSURANCE: Tenant shall carry public liability insurance with minimum limits of $500,000 for personal injury and $100,000 for property damage and such policy shall designate the Landlord as an additional insured. Tenant shall insure its leasehold fixtures, inventory, merchandise and personal property for an amount equal to the replacement cost.

      Landlord shall obtain and Tenant shall pay its pro rata share of the premium for fire and extended coverage insurance, liability insurance, and plate glass insurance.

      16.  UNTENANTABILITY BY FIRE OR OTHER CASUALTY:
           A. If the leased premises, a part thereof, or a part of the building are destroyed or damaged by fire or other casualty, and Landlord elects not to repair such damage, Landlord may terminate this Lease by notice to Tenant within thirty (30) days after the date of such fire or other casualty, and all rents as provided in this Lease shall be prorated to the date of such fire or other casualty.
           B. In the event the leased premises, a part thereof, or a part of the building are destroyed or damaged by fire or other casualty and the Landlord elects to rebuild or restore the damaged premises, this Lease shall not terminate and Landlord shall repair the premises at Landlord's expense and all rents or a just portion thereof considering the nature and extent of the damages sustained to the leased premises, shall abate until the leased premises have been repaired or restored by the Landlord.

      17.  ASSIGNMENT OF LEASE:
           A. By Tenant. Tenant shall not assign this Lease or sublet the leased premises or permit any transfer thereof by operation of law without the prior written consent of Landlord, such consent not to be reasonably withheld.
           B. By Landlord. Landlord may assign Landlord's interest in this Lease in connection with a sale or transfer of title to the real estate or for the purpose of mortgaging the premises. Tenant agrees that this Lease shall be subordinate to any mortgage placed upon the premises by Landlord provided that such subordination shall not affect Tenant's rights to possession of the premises under the terms of this Lease.

      18.  RIGHTS AND REMEDIES:
           A. Cumulative. All rights and remedies shall be cumulative and shall not exclude any right allowed by law.
           B. Defaults. If Tenant defaults in the payment of rent or of any of the covenants and agreements of this Lease with such defaults continuing for a period of ten (10) days after written notice thereof or if the Tenant abandons the leased premises, Landlord may at its election terminate the Lease and/or terminate Tenant's right to possession of the leased premises. Landlord may institute an action for possession of the leased premises. Action by the Landlord pursuant to this paragraph shall not relieve the Tenant from any damages recoverable by law because of Tenant's default including, but not limited to, Tenant's obligation to pay rental as provided in this Lease.
           C. Landlord's Right to Enter Premises. Landlord shall have the right to enter Tenant's premises at reasonable times and to show the premises during the last six (6) months of the lease term.
           D. Surrender of Possession. Tenant agrees that upon termination of this Lease in any manner or for any cause, to surrender possession to the Landlord in as good a condition as when Tenant took possession, ordinary wear and tear excepted. In the event Tenant holds over after termination, the tenancy created shall be a month-to-month tenancy.
           E. Notices. Notices may be reserved personally or by certified or registered mail addressed to the Landlord at his principal place of business or to the Tenant at 5411 East State Street, Rockford, Illinois.
           F. Attorney's Fees and Costs. In the event of default by Tenant of any of the provisions of this Lease, Tenant shall be responsible for reasonable attorney's fees, expenses, and costs incurred by the Landlord as a result of such default.

      19. MISCELLANOUS: Tenant's first month rental obligation as set forth below shall be due and payable upon the execution of this Lease.

           Base Rent           $ 2049.80
           Additional Rent     $  950.20
           Total Monthly Rent  $ 3000.00

      20. COMPLETE AGREEMENT: The parties agree that this Lease constitutes the entire agreement between the Landlord and Tenant and upon execution hereof shall be binding upon the successors and assigns of the parties hereto.

      21. ADDITIONAL PROVISIONS: Tanning beds are not allowed at any time during the term of this Lease.

      IN WITNESS WHEREOF, the Landlord and Tenant have respectively executed this Lease on the day and year first above written.


 LANDLORD:                          TENANT:

 ROCKFORD INVESTORS PARTNERSHIP     WARRANTY PROCESSING INC.


 By:  Stanley Miller                By:  Stephen M. Reiter
      Secretary,                         President

 PREPARED BY:
 Attorney Nancy Hyzer
 HYZER, HYZER & ZIMMERMAN           -----------------------------------------
 855 North Madison Street                                      , individually
 Rockford, IL 61107
 (815) 965-3600

 ****************************************************************************

                                                                     EX-10.18

                                  L E A S E

      THIS LEASE made this 29th day of January, 1998, by and between:

      ROCKFORD INVESTORS PARTNERSHIP,
      hereinafter referred to as -----------------------------------LANDLORD,

           -and-

      WHALE INC.,
      hereinafter referred to as -------------------------------------TENANT.

                             W I T N E S S E T H:

      1. LEASED PREMISES: Landlord, in consideration of the rents provided herein and the covenants and agreements contained herein, leases to Tenant and Tenant leases from Landlord, the following described premises (hereinafter referred to as "leased premises"):

      Commonly known as 5411 East State Street, Rockford, Illinois

      Approximately 5411 square feet of space, being approximately 70 feet in width and feet in depth, in the New Towne Plaza I, a Shopping Center, located in Rockford, Illinois, which premises are known as Store Space No.
 6. The boundaries and location of the leased premises are outlined on the site plan of the First floor of the shopping center which is marked Exhibit "A" and attached hereto and incorporated herein by reference.

      2. USE OF ADDITIONAL AREAS: The use and occupation by the Tenant of the leased premises shall include the use in common with others entitled thereto of the common areas, parking areas, driveway and sidewalks as shown on Exhibit "B" which is attached hereto and incorporated herein by reference, and other facilities as may be designated from time to time by the Landlord, subject, however, to the terms and conditions of this Lease and to reasonable rules and regulations for the use thereof as prescribed from time to time by the Landlord.

      3. TERM OF LEASE: The term of this Lease shall commence April 1, 1998, and shall continue for a period of Five (5) years and shall terminate on March 31, 2003.

      4. OPTION TO EXTEND: Tenant is granted the option to renew this lease for an additional Five (5) year term upon the giving of six month's written notice to Landlord prior to the expiration of the original lease term. The base rental for the option period shall be increased by One ($1.00) Dollar per square foot of the leased premises. In addition, during the option period Tenant shall pay as additional rental Tenant's pro rata share for taxes, utilities and operating expenses in accordance with Paragraph 6 of this Lease.

      5. RENT: During the term of this Lease, Tenant shall pay rent in the amount of Eleven Hundred Seventy & 17/100 ($1170.17) Dollars per month without any deductions or set-off unless otherwise provided herein in advance of the first day of each month commencing April 1, 1998 and monthly thereafter during the term of this Lease with such rent payable at the office of the Landlord.

      If the Tenant takes possession of the leased premises after the first day of the month, Tenant shall pay a fractional share of the month's rent, prorated on a per diem basis.

      6. ADDITIONAL RENTS: In addition to the base rent, Tenant shall pay to Landlord during the term of this Lease additional rents for such costs and services as set forth below which rents may be adjusted at least annually. For purpose of the additional rents, the Tenant's pro rata share shall be .0531 percent (.0531%). Tenant's share has been calculated by computing the percentage of Tenant's leased square footage to the total leasable square footage in the building. In addition, such percentage has been adjusted in accordance with the location of Tenant's space in the building. First floor tenants pay twice as much per square foot of leased space as Tenants on the second and third floors and lower levels.
 Initially, Tenants whose leased space is located on the first floor shall pay Three and 74/100ths ($3.74) Dollars per leased square foot for the first year and those Tenants located on the second floor, third floor and the lower level shall pay One Dollar ($1.97) per leased square foot for the first year. The maximum amount to be paid by Tenant in any one year during the term of this Lease is Four Dollars and 11/100ths ($4.74) per leased square foot for the space located on the first floor and Two Dollars and 47/100ths ($2.47) per leased square foot for the space located on the second floor. Such additional rent shall be applied to the following property costs and services.

           A. TAXES: Tenant agrees to pay to Landlord its pro rata share of the general real property taxes and assessments which have been levied or assessed upon such premises for each calendar year or fraction thereof.

           B. UTILITY COSTS: Tenant shall be solely responsible for all charges for public utilities, whether furnished by Landlord or otherwise, and including, but not limited to, gas, electricity, sewer, water and heat.

           In addition, Tenant agrees to pay to Landlord its pro rata share of all charges for public utilities including, but not limited to, sewer, water, gas, electricity, and any other utilities used upon or furnished to the parking lot or common areas or any non Tenant areas of center.

           C. MAINTENANCE, SECURITY AND OPERATION: Tenant agrees to pay to Landlord its pro rata share of all common area maintenance and security expense, parking lot maintenance expense, and all maintenance and security expense of common area of center, including, but not limited to, gardening and landscaping, the cost of public liability and property damage insurance, repairs, replacements, line painting, lighting, sanitary control, removal of snow, trash, rubbish, and garbage, and ten (10%) percent of all the costs included as operating costs to cover the Landlord's administrative and overhead costs. Operating costs shall also include the cost of repairing, maintaining, cleaning and painting the exteriors of the building and the interior common area facilities.

      7. LATE CHARGES: If Tenant fails to pay rent due within 10 days of due date, there shall be a late charge penalty of 5% of the monthly rental assessed against Tenant and such unpaid amount shall bear interest from the due date thereof to the date of payment at the rate of Eighteen (18%) percent per annum.

      8. NET LEASE: Landlord shall not be required to or expected to incur or sustain any expense in and about the leased premises throughout the term of this Lease.

      9. CONDITION OF THE PREMISES: Landlord and Tenant agree that the leased premises shall be in tenantable condition at the commencement of the term of this Lease. Carpeted floors, drywall perimeter walls, (painted) suspended ceiling, one lay in trofter for each 100 feet, one receptacle each 20 feet, sprinkler system, separate meters for heating, air conditioning and electric, one-switch per room, receptacles without switches, no lights in closets. Floor plan as per Exhibit "C".

      10. USE OF THE PREMISES: Tenant shall use the premises during the term hereof for the following purposes only: Weight Loss Center. Tenant shall be entitled to peaceable and quiet enjoyment of the leased premises upon payment of rent and compliance with the covenants and agreements contained herein and upon complying with all city laws and ordinances applicable to the leased premises.

      11. PARKING: Landlord will provide for use by the Tenant, its employees, customers and visitors space for parking automobiles in the parking facilities provided by Landlord. Landlord agrees to maintain such parking facilities and provide snow removal. Landlord reserves the right to designate and locate parking spaces for Tenant and to establish reasonable rules and regulations with respect to parking.

      12. ALTERATIONS AND REDECORATING: Tenant shall not make any alterations, additions or improvements to the interior or exterior of the leased premises, or redecorate the interior of the leased premises, without Landlord's prior written consent.

      Unless the Landlord consents to their removal, all non-trade fixtures and improvements become Landlord's property, provided, however, Landlord shall have the right to request their removal upon the termination of this Lease, in which case Tenant shall be responsible for the cost of such removal. In the event Landlord consents or requests removal, Tenant shall be responsible for repair of any damage to the premises resulting from such removal.

      13. SIGNS: Tenant shall not erect, place or maintain any sign, awning or advertising matter on the exterior of the building without prior written consent of Landlord. Tenant shall be responsible for the maintenance and repair of such sign, awning or advertising matter. Building signs shall be in the form of letters illuminated from inside fabricated from .060 aluminum with 3/16 acrylic faces. Interior illumination shall be by neon lighting. Letters shall be mounted on aluminum raceway and installed on building fascia with non-corrosive fasteners. Overall length of signs shall not exceed 70% of the storefront footage. Height of letters shall not exceed 24 inches. Landlord consent: Tenant to install one 7' x 4' sign on marquee pole at Tenant's expense. Landlord to place tenant's name on building directory.

      14. MAINTENANCE AND REPAIRS: Tenant shall be responsible for all maintenance and repairs to the leased premises.

      15. INSURANCE: Tenant shall carry public liability insurance with minimum limits of $500,000 for personal injury and $100,000 for property damage and such policy shall designate the Landlord as an additional insured. Tenant shall insure its leasehold fixtures, inventory, merchandise and personal property for an amount equal to the replacement cost.

      Landlord shall obtain and Tenant shall pay its pro rata share of the premium for fire and extended coverage insurance, liability insurance, and plate glass insurance.

      16.  UNTENANTABILITY BY FIRE OR OTHER CASUALTY:
           A. If the leased premises, a part thereof, or a part of the building are destroyed or damaged by fire or other casualty, and Landlord elects not to repair such damage, Landlord may terminate this Lease by notice to Tenant within thirty (30) days after the date of such fire or other casualty, and all rents as provided in this Lease shall be prorated to the date of such fire or other casualty.
           B. In the event the leased premises, a part thereof, or a part of the building are destroyed or damaged by fire or other casualty and the Landlord elects to rebuild or restore the damaged premises, this Lease shall not terminate and Landlord shall repair the premises at Landlord's expense and all rents or a just portion thereof considering the nature and extent of the damages sustained to the leased premises, shall abate until the leased premises have been repaired or restored by the Landlord.

      17.  ASSIGNMENT OF LEASE:
           A. By Tenant. Tenant shall not assign this Lease or sublet the leased premises or permit any transfer thereof by operation of law without the prior written consent of Landlord, such consent not to be reasonably withheld.
           B. By Landlord. Landlord may assign Landlord's interest in this Lease in connection with a sale or transfer of title to the real estate or for the purpose of mortgaging the premises. Tenant agrees that this Lease shall be subordinate to any mortgage placed upon the premises by Landlord provided that such subordination shall not affect Tenant's rights to possession of the premises under the terms of this Lease.

      18.  RIGHTS AND REMEDIES:
           A. Cumulative. All rights and remedies shall be cumulative and shall not exclude any right allowed by law.
           B. Defaults. If Tenant defaults in the payment of rent or of any of the covenants and agreements of this Lease with such defaults continuing for a period of ten (10) days after written notice thereof or if the Tenant abandons the leased premises, Landlord may at its election terminate the Lease and/or terminate Tenant's right to possession of the leased premises. Landlord may institute an action for possession of the leased premises. Action by the Landlord pursuant to this paragraph shall not relieve the Tenant from any damages recoverable by law because of Tenant's default including, but not limited to, Tenant's obligation to pay rental as provided in this Lease.
           C. Landlord's Right to Enter Premises. Landlord shall have the right to enter Tenant's premises at reasonable times and to show the premises during the last six (6) months of the lease term.
           D. Surrender of Possession. Tenant agrees that upon termination of this Lease in any manner or for any cause, to surrender possession to the Landlord in as good a condition as when Tenant took possession, ordinary wear and tear excepted. In the event Tenant holds over after termination, the tenancy created shall be a month-to-month tenancy.
           E. Notices. Notices may be reserved personally or by certified or registered mail addressed to the Landlord at his principal place of business or to the Tenant space 6, 5411 East State Street, Rockford, Illinois.
           F. Attorney's Fees and Costs. In the event of default by Tenant of any of the provisions of this Lease, Tenant shall be responsible for reasonable attorney's fees, expenses, and costs incurred by the Landlord as a result of such default.

      19. MISCELLANOUS: Tenant's first month rental obligation as set forth below shall be due and payable upon the execution of this Lease.

           Base Rent           $ 1170.17
           Additional Rent     $  529.84
           Total Monthly Rent  $ 1700.00

      20. COMPLETE AGREEMENT: The parties agree that this Lease constitutes the entire agreement between the Landlord and Tenant and upon execution hereof shall be binding upon the successors and assigns of the parties hereto.

      21. ADDITIONAL PROVISIONS: Tanning beds are not allowed at any time during the term of this Lease.

      IN WITNESS WHEREOF, the Landlord and Tenant have respectively executed this Lease on the day and year first above written.


 LANDLORD:                          TENANT:

 ROCKFORD INVESTORS PARTNERSHIP     WHALE INC.


 By:  Stanley Miller                By:  Ann Whale
      Secretary,                         President

 PREPARED BY:
 Attorney Nancy Hyzer
 HYZER, HYZER & ZIMMERMAN
 855 North Madison Street
 Rockford, IL 61107
 (815) 965-3600

 ****************************************************************************

                                                                     EX-10.19


                  S H O P P I N G   C E N T E R   L E A S E

      THIS SHOPPING CENTER LEASE made on the 13th day of November, 1986, by ROCKFORD INVESTORS, INC., herein called "Landlord", and ALPINE PARK ALCOHOL SERVICES, herein called "Tenant" WITNESSES:


                                  ARTICLE I
                                GRANT AND TERM

 SECTION 1.01.  LEASED PREMISES.
      In consideration of the rents, covenants and agreements hereinafter reserved and contained on the part of Tenant to be observed and performed, the Landlord demises and leases to the Tenant, and Tenant rents from Landlord, those certain premises, now or hereafter to be erected in the New Towne Plaza Shopping Center (herein called the "Shopping Center") in Rockford (City), Winnebago (County) Illinois (State), which premises are known as Store No. __ and consist of a store having approximate measurements of 49.2 feet in width and 49.7 feet in depth and containing an area of approximately 2401 square feet, collectively called the "leased premises". The boundaries and location of the leased premises are outlined in red on the site plan of the Shopping Center, which is marked Exhibit "A" attached hereto and made a part hereof.

 SECTION 1.02.  USE OF ADDITIONAL AREAS.
      The use and occupation by the Tenant of the leased premises shall include the use in common with others entitled thereto of the common areas, employees' parking areas, service roads, loading facilities, sidewalks and customer car parking areas shown and depicted in Exhibit "A", and other facilities as may be designated from time to time by the Landlord, subject however to the term and conditions of this lease and to reasonable rules and regulations for the use thereof as prescribed from time to time by the Landlord.

 SECTION 1.03.  COMMENCMENT AND ENDING DATE OF TERM.
      The term of this lease and Tenant's obligation to pay rent hereunder shall commence upon *January 1, 1987. The term of this lease shall end on the day immediately preceding the fifth (5th) anniversary of the commencement of the lease term.
 *Or as soon as ready for occupancy.


                                  ARTICLE II
                                     RENT

 $10,500.00 to be paid in advance as rent and triple net estimate upon the signing of this lease.

 SECTION 2.01.  FIXED MINIMUM RENT.
      Tenant agrees to pay to Landlord, without any prior demand therefor and without an deductions or set-off whatsoever as fixed minimum rent:
      (a) The sum of Nine Hundred Dollars ($900.00) in advance upon the first day of each calendar month during the period commencing on the eleventh month of the lease term and ending on the last day of the sixtieth (60th) full calendar month during the lease term;

      If the term shall commence upon a day other than the first day of a calendar month, then Tenant shall pay, upon the commencement date of the term, as fixed minimum rent for said fractional month, a pro-rata portion of the fixed month rent described in the foregoing clause (a) prorated on a per diem basis. Tenant shall, notwithstanding the foregoing, deposit with Landlord contemporaneously with the execution of this lease a sum equal to the fixed minimum rent due for the first full calendar month for which fixed minimum rent is due hereunder, which sum shall be credited against the fixed minimum rent due under this lease in the order in which such rent is due.

 SECTION 2.02.  INCREASED TAXES.
      (a) Landlord will  pay all  real estate taxes  which may  be levied  or assessed by any lawful authority against the land and improvements in the Shopping Center. If the amount of such real estate taxes levied or assessed during any calendar year (or other fiscal year if the taxes are not levied or assessed on a calendar year basis) falling entirely or partially during the term of this lease exceed -0- per square foot of the leased premises, then Tenant shall pay to Landlord an additional rent an amount equal to the excess per square foot multiplied by the number of square feet of leased premises (as set forth in section 1.01 and adjusted in accordance with the last sentence of this clause (a)). The additional rent for real estate taxes shall be paid by Tenant within 30 days after Landlord's written notice to Tenant of the amount due, without regard to whether the notice is served after the end of the lease term. Tenant shall have the right to examine all such real estate tax bills on written request. Such additional rent shall be adjusted on a pro rata basis if said calendar year (or other fiscal year if the taxes are not levied or assessed on a calendar year basis) does not fall entirely within the term of this lease. For the purposes of this Section and of the computation aforesaid, each two (2) square feet of basement or second higher floor space shall be counted as one (1) square foot.

      (b) The real estate taxes used in calculating Tenant's obligation for additional rent for each calendar year shall be those which are levied or assessed for such calendar year, without regard to the calendar year during which such taxes are due and it being the intent that Tenant pay all real estate taxes attributable to the leased premises and not merely an excess amount, liability for taxes shall commence. Tenant share prorated on real estate tax bill paid in 1987. Tenant share of said taxes equal to 3.75 of entire tax bills. Payable, provided, however, that with respect to special assessments of other special taxes payable in installments, the installments themselves, and all interest on such special assessments of special taxes, payable during such calendar year, shall be considered to be the taxes which are levied or assessed for such calendar year, without regard to when such special assessments or taxes were assessed or levied.

      (c) For purpose hereof, the term "real estate taxes" shall include general and special real estate taxes and special assessments, including interest thereon, levied or assessed against the Shopping Center, or the rents therefrom, and any other taxes for which the Landlord may become liable by reason of the ownership, leasing or operation of the Shopping Center (excluding, however, income taxes imposed on the Landlord unless such income taxes are in lieu of real estate taxes) and tax consultants' fees and expenses incurred by the Landlord in attempting to reduce or minimize real estate taxes.

      (d) Landlord shall have the right to estimate Tenant's share of the real estate taxes for such calendar year or fractional calendar year during the term of this lease. Upon Landlord's notice to Tenant of the amount of said estimate, Tenant shall pay to Landlord on the first day of each month thereafter during said calendar year or fractional calendar year an amount equal to the estimate of Tenant's share of said real estate taxes divided by the number of months in said calendar year or fractional year, the installment of such estimated taxes for each month of said calendar year or fractional calendar year prior to service of such notice being due and payable within twenty days after service of such notice. If the estimated payments on account of such taxes for such calendar year or fractional calendar year are less than the Tenant's actual liability therefor, Tenant shall pay the deficiency within twenty days of the demand therefor by Landlord. If the estimated payments are in excess of Tenant's actual liability, the excess shall be credited against the estimated payments for said subsequent calendar year or fractional calendar year or if there is no subsequent calendar year or fractional calendar year during the term of this lease, Landlord shall promptly pay Tenant the excess. No interest shall be payable to Tenant on account of such estimated payments.

 SECTION 2.03.  ADDITIONAL RENT.
      The Tenant shall pay as additional rent any money required to be paid pursuant to Sections 2.02 and 8.01, and all other amounts or charges required to be paid by Tenant under this lease, whether or not the same be designated "additional rent", without any deduction or set-off whatsoever.

 SECTION 2.04.  PAST DUE RENT AND ADDITIONAL RENT.
      If Tenant shall fail to pay, when the same is due and payable, any rent or any additional rent, such unpaid amounts shall bear interest from the due date thereof to the date of payment at the rate of $25.00 plus eighteen percent (-18%) per annum. This penalty does not take effect until 10 days after due date.

 SECTION 2.05.  PLACE OF PAYMENT.
      All payments of rent and other amounts due hereunder to Landlord shall be paid to Rockford Investors Inc., 4304 Charles St., Rockford, IL 61108, or at such other place or to such other person as the Landlord may from time to time hereafter direct.


                                 ARTICLE III
             CONDITION, ALTERATION AND RELOCATION OF IMPROVEMENTS
                            AND ADDITIONS THERETO

 SECTION 3.01.  CONDITION OF THE PREMISES.
      Tenant has examined the leased premises before signing this lease and is satisfied with the condition thereof, except to the extent of such alterations, improvements, additions, repairs, decorating and cleaning, if any, specifically provided for in this lease or any rider thereto. Tenant's taking possession shall be conclusive evidence as against Tenant that the leased premises were in good order and satisfactory condition when Tenant took possession hereunder. No promise of Landlord to alter, improve, repair, decorate or clean the leased premises or the remainder of the Shopping Center, has been made by or on behalf of Landlord to Tenant, unless the same is specifically provided for in this lease or any rider hereto.

 SECTION 3.02.  CHANGES AND ADDITIONS TO BUILDINGS.
      Landlord hereby reserves the right at any time to make alterations or additions to and to build additional stories on the building in which the premises are contained and to other building in or adjoining the Shopping Center. Landlord also reserves the right from time to time to construct other buildings or improvements in or adjoining the Shopping Center and to make alterations or additions thereto and to build additional stories on any such buildings or improvements and to construct double-deck, elevated or underground parking facilities.

 SECTION 3.03.  RIGHT TO RELOCATE.
      The purpose of the site plan attached hereto as Exhibit "A" is to show the approximate location of the leased premises. Landlord reserves the right at any time to relocate, close or remove the various automobile parking areas, and other common areas shown on said site plan. Landlord also reserves the right at any time to relocate the Tenant to a comparable location in the Shopping Center, the cost of such relocation to be borne by the Landlord.


                                  ARTICLE IV
                        CONDUCT OF BUSINESS BY TENANT

 SECTION 4.01.  USE OF PREMISES.
      Tenant shall use the leased premises solely for the purpose of conducting the business of counseling service under the name of Alpine Park Alcohol Services. Tenant shall occupy the leased premises upon the commencement of  the  term  of  this lease  and  shall,  after  opening  for business, conduct continuously in the leased premises the business above stated throughout the entire term of this lease. Tenant will not use, or permit any other person to use, the leased premises for any other business or purpose. Tenant shall not conduct catalogue sales in or from the leased premises except of merchandise which Tenant is permitted to sell "over the counter" in or at the leased premises, pursuant to the provisions of the
 Section 4.01. Tenant shall not manufacture, distribute, store, sell, use or give away fermented, alcoholic or other intoxicating liquor or beverages on or from the leased premises at any time nor permit any other person so to do.

 SECTION 4.02.  OPERATION OF BUSINESS.
      Tenant shall operate all of the leased premises during the entire term of this lease in a first-class manner and with due diligence and efficiency so as to produce all of the gross sales which may be produced by such manner of operation, unless prevented from doing so by causes beyond Tenant's control. Subject to inability by reason of strikes or labor disputes, Tenant shall carry at all times in said premises a stock of merchandise of such size, character and quality as shall be reasonably designed to produce the maximum return to Landlord and Tenant. Tenant shall keep the leased premises open for business during the days, nights and hours established by the Landlord for all tenants in the Shopping Center. Tenant shall install and maintain at all times display of merchandise in the display windows, if any, of the leased premises. Tenant shall keep the display windows and signs, if any, in the leased premises well lighted during the hours established by the Landlord for all tenants in the Shopping Center, unless prevented by causes beyond the control of Tenant. Tenant shall not perform any acts or carry on any practices which may injury the Shopping Center or be a nuisance or menace to other tenants in the Shopping Center or to persons within five hundred feet of the boundaries of the Shopping Center. No auction, fire, liquidation or bankruptcy sale may be conducted in the leased premises without the previous written consent of Landlord.

 SECTION 4.03.  COMPETITION.
      During the term of this lease neither Tenant nor (if a corporation) any of its shareholders, officers, or directors, nor (if a partnership) any of its general partners, shall directly or indirectly engage in any similar or competing business within a radius of three miles from the outside boundary of the Shopping Center.

 SECTION 4.04.  STORAGE, OFFICE SPACE.
      Tenant shall warehouse, store and/or stock in the leased premises only such goods, wares and merchandise as Tenant intends to offer for sale at retail at, in, from or upon the leased premises. This shall not preclude occasional emergency transfers of merchandise to the other store of Tenant, if any, not located in the Shopping Center. Tenant shall use for office, clerical or other non-selling purposes only such space in leased premises as is from time to time reasonably required for Tenant's business in the leased premises.


                                  ARTICLE V
                           OPERATION OF CONCESSIONS

 SECTION 5.01.  CONSENT OF LANDLORD.
      Tenant shall not permit any business to be operated in or from the leased premises by any concessionaire or licensee without the prior written consent of Landlord.


                                  ARTICLE VI
                               SECURITY DEPOSIT

 SECTION 6.01.  AMOUNT OF DEPOSIT.
      Tenant contemporaneously with the execution of this lease, shall deposit with Landlord the sum of Two Thousand One Hundred Dollars ($2,100.00). Said deposit shall be held by Landlord, without liability for interest, as security for the faithful performance by Tenant of all the terms, covenants, and conditions of this lease by said Tenant to be kept and performed during the term hereof.

 SECTION 6.02.  USE OF RETURN OF DEPOSIT.
      In the event of the failure of Tenant to keep and perform any of the terms, covenants and conditions of this lease to be kept and performed by Tenant, then the Landlord, at its option, may appropriate and apply said entire deposit, or so much thereof as may be necessary, to compensate the Landlord for loss or damage sustained or suffered by Landlord due to such breach on the part of Tenant. Should the entire deposit, or any portion thereof, be appropriated and applied by Landlord for the payment of overdue rent or other sums due and payable to Landlord by Tenant hereunder, then Tenant shall, upon the written demand of Landlord, forthwith remit to Landlord a sufficient amount in cash to restore aid security to the original sum deposited, and Tenant's failure to do so within five days after receipt of such demand shall constitute a breach of this lease. Should Tenant comply with all of said terms, covenants and conditions and promptly pay all of the rental herein provided for as it falls due, and all other sums payable by Tenant to Landlord hereunder, said deposit shall be returned in full to Tenant at the end of the term of this lease, or upon the earlier termination of this lease.

 SECTION 6.03.  TRANSFER OF DEPOSIT.
      Landlord may deliver the funds deposited hereunder by Tenant to the purchaser of Landlord's interest in the leased premises, in the event that such interest be sold, and thereupon Landlord shall be discharged from any further liability with respect to such deposit.


                                 ARTICLE VII
                 PARKING AND COMMON USE AREAS AND FACILITIES

 SECTION 7.01.  CONTROL OF COMMON AREAS BY LANDLORD.
      All automobile parking areas, driveways, entrances and exits thereto, and other facilities furnished by Landlord in or near the Shopping Center, including employee parking areas, truck way or ways, loading docks, package pick-up stations, pedestrian sidewalks and ramps, driveways, retaining walls, pedestrian malls, courts, stairs, landscaped areas, first-aid stations, comfort stations and other areas and improvements provided by Landlord for the general use in common of tenants, their officers, agents, employees, customers and other invitees, shall at times be subject to the exclusive control and management of Landlord, and Landlord shall have the right from time to time to establish, modify and enforce reasonable rules and regulations with respect to all facilities and areas mentioned in this Article. Landlord shall have the right to construct, maintain and operate lighting facilities on all said areas and improvements; to police the same; from time to time change the area, level, location and arrangement of parking areas and other facilities hereinabove referred to; to restrict parking by tenants, their officers, agents and employees or employee parking areas; to enforce parking charges (by operation of meters or otherwise), with appropriate provisions for free parking ticket validating by Tenants; to close all or any portion of said areas or facilities temporarily or permanently, for the purpose of constructing additional improvements or for any other purpose; to discourage non-customer parking; and to do and perform such other acts in and to said areas and improvements as the Landlord shall determine to be advisable. Landlord will operate and maintain the common facilities referred to above in such manner as Landlord shall determine to be advisable. Landlord will operate and maintain the common facilities referred to above in such discretion, Landlord shall have the full right and authority to employ all personnel and to make all reasonable rules and regulations pertaining to and necessary for the proper operation and maintenance of the common areas and facilities.

 SECTION 7.02.  LICENSE.
      All common areas and facilities not within the leased premises, which Tenant may be permitted to use and occupy, are to be used and occupied under a revocable license, and if such areas be diminished or altered, Landlord shall not be subject to any liability nor shall Tenant be entitled to any compensation or diminution or abatement of rent, nor shall such diminution of such areas be deemed constructive or actual eviction.


                                 ARTICLE VIII
                     COST OF MAINTENANCE OF COMMON AREAS

 SECTION 8.01.  TENANT TO BEAR PRO RATA SHARE OF EXPENSE.
      (a) Tenant will pay to Landlord, in addition to the rentals specified in Article II hereof, as further additional rent, subject to the limitation hereinafter set forth a proportion of the Shopping Center's operating cost, hereinafter defined, based (except in the case of utility service included, pursuant to Section 12.01 as part of the Shopping Center's operating cost) upon the ratio of the square feet of the leased premises to the total square feet of all the building space leased in the Shopping Center except that for the purpose of this computation each two (2) square feet of basement or second or higher floor space shall be counted as one square foot. The space covered by this lease represents 3.75% of the leaseable building space in the Shopping Center.
      (b) For the purpose of this Section 8.01 the Shopping Center's operating cost means the total cost and expense incurred in operating and maintaining the common facilities, hereinafter defined, actually used or available for use by Tenant and the employees, agents, servants, customers and other invitees of Tenant, excluding only items of expense commonly known and designated as carrying charge, but specifically including, without limitation, gardening and landscaping, the cost of public liability and property damage insurance, repairs, replacements, line painting, lighting, sanitary control, removal of snow, trash, rubbish, garbage and other refuse, depreciation on machinery and equipment used in such maintenance, the cost of personnel to implement such services, to direct parking, and to police the common facilities and ten percent of all the costs included as part of Shopping Center's operating cost to cover the Landlord's administrative and overhead costs. "Shopping Center's operating cost" shall also include the cost of repairing, maintaining, cleaning and painting the exteriors of the buildings in the Shopping Center (other than the cost of the repairs required to be made by the individual tenants of the Shopping Center). "Common Facilities" means all areas, space, equipment and special services provided by Landlord for the common or joint use and benefit of the occupants of the Shopping Center, their employees, agents, servants, customers and other invitees, including, without limitation, those facilities and  areas  specifically  enumerated in  the  first  sentence  of
 Section 7.01.

      (c) The additional rent provided to be paid in this Section 8.01 shall be computed on the basis of period commencing and ending on such dates as may be designated by Landlord, and shall be paid by Tenant promptly upon receipt of periodic bills therefor from Landlord without any deduction or set-off whatever.

      (d) Changes in any particular floor area occurring during any period shall be effective on the first day of the next succeeding period, and the amount of the total floor area in effect for the whole of any period shall be the average of the total amounts in effect on the first day of each calendar month in such period.


                                  ARTICLE IX
                    FIXTURES, ALTERATIONS, LIENS AND SIGNS
 SECTION 9.01.  INSTALLATION BY TENANT.
      All fixtures installed by Tenant shall be new or completely reconditioned. Tenant shall not make or cause to be made any alterations, additions or improvements or install or cause to be installed any trade fixture, exterior signs, floor covering, interior or exterior lighting, plumbing fixtures, shades or awnings or make any changes to the store front without first obtaining Landlord's written approval and consent. If the Landlord consents to any such work, before commencement of the work or deliver of any materials onto the leased premises, the Tenant shall furnish the Landlord with plans and specifications, names and addresses of contractors, copies of contracts, necessary permits and indemnifications in form and amount satisfactory to Landlord and waivers of lien against any and all claims, costs, damages, liabilities and expenses which may arise in connection with the work and, upon Landlord's request, Tenant shall deposit with the Landlord funds, or a bond satisfactory to Landlord, to cover the entire cost of the work. All work shall be done in a good, workmanlike manner. Whether the Tenant first furnishes the Landlord the foregoing or not, the Tenant hereby agrees to hold the Landlord, its beneficiaries and their partners and the respective agents and employees of the foregoing, harmless from any and all liabilities of every kind and description which may arise out of or be connected in any way with said work. The Tenant shall pay the  cost of all  such work and  also the cost  of decorating  the premises occasioned by such work. Upon completing any of such work, the Tenant shall furnish the Landlord with contractors' affidavits and full and final waivers of lien and receipted bills covering all labor and materials expended and used. All work shall comply with all insurance requirements and with all ordinances and regulations and directives of all applicable governmental authorities. The Tenant shall permit the Landlord to supervise construction operations in connection with such work if the Landlord requests to do so.

 SECTION 9.02.  REMOVAL AND RESTORATION BY TENANT.
      All additions, hardware, non-trade fixtures and all improvements, temporary or permanent, in or upon the leased premises, whether placed there by the Landlord, shall unless the Landlord requests their removal, become the Landlord's property and shall remain upon the premises at the termination of this lease, by lapse of time or otherwise, or the termination of Tenant's right to possession of the premises without compensation or allowance to credit to the Tenant. If, upon the Landlord's request, the Tenant does not remove said additions, hardware, non-trade fixtures and improvements, the Landlord may remove the same and the Tenant shall pay the cost of such removal to the Landlord upon demand. The Tenant shall remove Tenant's furniture, machinery, safe or safes, trade fixtures and other items of personal property of every kind and description from the premise prior to the end of the term, however, ended, or the end of Tenant's right to possession of the premises. If not so removed, the Landlord may request their removal, and if the Tenant does not remove them, the Landlord may do so and the Tenant shall pay the cost of such removal to the Landlord upon demand. If the Landlord does not request their removal, all such items shall be conclusively presumed to have been conveyed by the Tenant to the Landlord under this lease as a bill of sale without further payment of credit by the Landlord to the Tenant. Tenant hereby grants Landlord a security interest in all of Tenant's furniture, machinery, trade fixtures, inventory and other items of personal property located in the leased premises as security for Tenant's obligations under this lease. Upon request of Landlord, Tenant shall execute and deliver to Landlord such financing statements or other instruments as Landlord shall request in order to perfect Landlord's security interest. Tenant may not, without Landlord's prior written consent, use such personal property as security for Tenant's obligations to any person other than Landlord.

 SECTION 9.03.  TENANT SHALL DISCHARGE ALL LIENS.
      Tenant shall promptly pay all contractors and materialmen so as to minimize the possibility of a lien attaching to the leased premises, and should any such lien be made or filed, Tenant shall bond against or discharge the same within ten days after written request by Landlord.

 SECTION 9.04.  SIGNS, AWNINGS AND CANOPIES.
      Tenant will not place or suffer to be placed or maintained on any exterior door, wall or window of the leased premises and sign, awning or canopy, or advertising matter or other thing of any kind, and will not place or maintain any decoration, lettering or advertising matter on the glass of any window or door of the leased premises without first obtaining Landlord's written approval and consent. Tenant further agrees to maintain such sign, awning, canopy, decoration, lettering, advertising matter or other thing as may be approved in good condition and repair at all times.


                                  ARTICLE X
                        MAINTENANCE OF LEASED PREMISES

 SECTION 10.01.  TENANT'S REPAIR OBLIGATIONS.
      Subject to the Landlord's obligations specifically set forth in Sections 10.02, 12.04, 17.01, and 18.02, Tenant shall, during the term of this lease, keep the leased premises and all appurtenances thereto and equipment and fixtures therein (including, without limitation, exterior entrances, ceilings, floors, all glass and show window mouldings, all additions, improvements and alterations made by Tenant or by Landlord for the specific benefit of Tenant, all partitions, doors, lighting, heating and plumbing fixtures, plumbing pipes, sewer pipes, electrical lines and outlets, escalators, and any ventilating, heating and air conditioning systems and equipment) in good order, condition and repair (including reasonably periodic painting as determined by Landlord) and make all necessary maintenance, repairs, and replacements in connection therewith. Tenant shall also cause the leased premises to be adequately ventilated in order to keep the leased premises and the remainder of the building of which the leased premises are a part free of smoke and odors resulting from Tenant's business.

 SECTION 10.02.  LANDLORD'S REPAIR OBLIGATIONS.
      Landlord shall, during the term of this lease, repair the foundation and the structural parts of the leased premises and the roof. If Landlord is required to make said repairs by reason of the act, omission or negligence of Tenant, its agents, employees, invitees or contractors, or if Landlord is required to make such repairs to any addition, improvement or alternation made by Tenant or by Landlord for the specific benefit o f Tenant, Tenant shall reimburse Landlord for the cost of such repairs plus twenty percent thereof for overhead, as additional rent, upon demand of Landlord. Landlord shall have no obligation to inspect the leased premises to determine if such repairs are required. Except as otherwise provided in section 11.04, 17,01 and 18.02, the repair obligations of Landlord contained in this Section are exclusive of all other repairs, maintenance and replacement obligations of Landlord. Prior to commencing any work, the cost of which Tenant is obligated to reimburse Landlord, Landlord may request Tenant to deposit with Landlord a sum equal to such cost.

 SECTION 10.03.    LANDLORD'S RIGHT  TO  PERFORM TENANT'S  REPAIR  AND  OTHER
 OBLIGATIONS
      If Tenant fails  to maintain, repair  or replace  property as  required under this lease to the reasonable satisfaction of Landlord as soon as reasonably possible after written demand, or if Tenant fails to perform any of its other obligations under this lease, Landlord may make such repairs or replacements or perform such maintenance or perform any such other obligations without liability to Tenant for any loss or damage that may accrue to Tenant's merchandise, fixtures, or other property or to Tenant's business by reason thereof, and upon completion thereof, Tenant shall pay Landlord's costs in connection therewith plus twenty percent for overhead, upon presentation of bill therefor, as additional rent. Nothing herein implies any obligation on the part of Landlord to perform any of the foregoing obligations of Tenant. Exercises of Landlord's right so to do shall not release Tenant of any such obligation or waive any default by Tenant.

 SECTION 10.04.  SURRENDER OF PREMISES.
      At the expiration of the tenancy hereby created, Tenant shall surrender the leased premises in good condition and repair, except for reasonable wear and tear damage by insured casualty, and shall surrender all keys for the leased premises to Landlord at the place then fixed for the payment of rent and shall inform Landlord of all combinations on locks, safes and vaults, if any, in the leased premises. Tenant shall repair any damage to the leased premises caused by its removal of its personal property pursuant to Section
 1.02. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of the term of this lease.

 SECTION 10.05.  RULES AND REGULATIONS.
      The rules and regulations attached to this lease are hereby made a part of this lease, and Tenant agrees to comply with and observe the same.
 Tenant's failure to keep and observe said rules and regulations shall constitute a breach of the terms of this lease as if the same were contained herein as covenants. Landlord reserves the right from time to time reasonably to amend or supplement said rules and regulations and to adopt and promulgate additional reasonable rules and regulations applicable to the leased premises and the Shopping Center. Notice of such additional rules and regulations, and amendments and supplements, if any, shall be given to Tenant, and Tenant agrees thereupon to comply with and observe all such rules and regulations and amendments thereto and supplements thereof.


                                  ARTICLE XI
                           INSURANCE AND INDEMNITS

 SECTION 11.01.  LIABILITY INSURANCE.
      Tenant shall, during  the entire term  hereof, keep in  full force  and effect a policy of public liability and property damage insurance with respect to the leased premises, and the business operated by Tenant and those holding under Tenant in the leased premises under which the limits of public liability for personal injuries shall be not less than $500,000 and under which the property damage liability shall be not less than $100,000. The policy shall insure Tenant's contractual indemnifications under this lease. The policy shall name Landlord, its beneficiaries and their partners and the respective agents and employees of the foregoing and Tenant as insureds and shall contain a clause that the insurer will not cancel or change the insurance without first giving the Landlord thirty days prior written notice. The insurance shall be with an insurance company approved by Landlord and a copy of the policy or a certificate thereof shall be delivered to Landlord prior to Tenant's taking possession of the leased premises and a copy of each new policy or a certificate thereof shall be delivered to Landlord not less than thirty days prior to the expiration of each existing policy. Landlord shall have the right to require Tenant to increase the foregoing amounts if Landlord considers them inadequate.

 SECTION 11.02.  FIRE INSURANCE PREMIUM.
      Tenant agrees that it will not keep, use, sell or offer for sale in or upon the leased premises any article which may be prohibited by the standard form of fire insurance policy. Tenant agrees to pay any increase in premiums for fire and extended coverage insurance that maybe charged during the term of this lease on the amount of such insurance which may be carried by Landlord on said premises or the building of which they are a part, resulting from the type of merchandise sold by Tenant in the leased premises, whether or not Landlord has consented to the same. In determining whether increased premiums are the result of Tenant's use of the leased premises, a schedule, issued by the organization making the insurance rate on the leased premises, showing the various components of such rate, shall be conclusive evidence of the several items and charges which make up the fire insurance rate on the leased premises.
      In the event Tenant's occupancy causes any increase of premium for the fire, boiler and/or casualty rates on the leased premises or any part thereof above the rate for the least hazardous type of occupancy legally permitted in the leased premises, the Tenant shall pay the additional premium on the fire, boiler and/or casualty insurance policies by reason thereof. The tenant also shall pay in such event, any additional premium on the rent insurance policy that may be carried by the Landlord for its protection against rent loss through fire. Bills for such additional premiums shall be rendered by Landlord to Tenant at such time as Landlord may elect, and shall be due from, and payable by, Tenant when rendered, and the amount thereof shall be deemed to be, and be paid as, additional rent.
      If the premiums for fire and extended coverage insurance, boiler, if any, liability and other insurance (excluding rent insurance) maintained by Landlord with respect to the buildings in the Shopping Center exceed cents per square foot of leased premises, then Tenant shall pay to Landlord as additional rent, within thirty days from receipt of a bill from Landlord, an amount equal to the excess per square foot multiplied by the number of square feet of leased premises (as set forth in Section 1.01 and adjusted in accordance with the last sentence of clause (a) of Section 2.02).

 SECTION 11.03.  INDEMNIFICATION OF LANDLORD.
      Tenant shall, to the full extent permitted by law, indemnify Landlord, its beneficiaries, their partners and the agents and employees of the foregoing, and save them harmless from and against any and all claims, actions, damages, liability and expense (including reasonable attorneys'
 fees) in connection with loss of life, personal injury and/or damage to property arising from or out of any occurrence in, upon or at the leased premises, or the occupancy or use by Tenant of the leased premises or any part thereof, or occasioned wholly or in part by any act or omission of Tenant, its agents, contractors, employees, subtenants, licensees, invitees or concessionaires, or occasioned by any violation of any law, ordinance or regulation applicable to Tenant's use or occupancy of the leased premises of the use or occupancy of anyone holding under Tenant. In case Landlord, its beneficiaries, their partners or any of the agents or employees of the foregoing shall, without fault on its part, be made a party to any litigation commenced by or against Tenant, then Tenant shall protect and hold Landlord, its beneficiaries, their partners and the agents or employees of the foregoing, harmless and shall pay all costs, expenses and reasonable attorneys' fees incurred or paid by Landlord, its beneficiaries, their partners or any of the agents or employees of the foregoing in connection with such litigation. Tenant shall also pay all costs, expenses and reasonable attorneys' fees that may be incurred or paid by Landlord in enforcing, or attempting to enforce, the covenants and agreements in this lease. The foregoing indemnifications shall not limit the generality of any other indemnification of Tenant contained in this lease.

 SECTION 11.04.  PLATE GLASS.
      Landlord shall replace, at the expense of the Tenant, any and all plate and other glass damaged or broken from any cause whatsoever in and about the leased premises. Landlord may insure, and keep insured, at Tenant's expense, all plate and other glass in the leased premises for and in the name of Landlord. Bills for the premiums therefor shall be rendered by Landlord to Tenant at such times as Landlord may elect, and shall be paid by Tenant when rendered as additional rent.

 SECTION 11.05.  CONTENTS AND IMPROVEMENTS AND BETTERMENTS INSURANCE.
      Tenant shall at all times keep all of its personal property located in the leased premises and the additions, alterations and improvements to the leased premises which it has made insured for the full insurable value thereof under an all-risk policy. Upon request of Landlord, Tenant shall promptly furnish Landlord with the policy or a certificate thereof.
 SECTION 11.06.  MUTUAL WAIVER OF RIGHTS OF SUBROGATION.
      Whenever (a) any loss, cost, damage or expense resulting from fire, explosion or any other casualty or occurrence is incurred by either of the parties to this lease in connection with the leased premises, and (b) such party is then covered in whole or in part by insurance with respect to such loss, cost, damage or expense, then the party so insured hereby releases the other party from any liability the other party may have on account of such loss, cost, damage or expense to the extent of the net insurance proceeds recovered (after deducting all costs and expenses, including reasonable attorneys' fees, incurred in such recovery) by reason of such insurance and waives any right of subrogation which might otherwise exist in or accrue to any person on account thereof, provided that such release of liability and waiver of the right of subrogation shall not be operative in any case where the effect thereof is to invalidate such insurance coverage or increase the cost thereof.

 SECTION 11.07.  WAIVER.
      To the full extent permitted by law, Tenant releases Landlord, its beneficiaries and their partners and the respective agents and employees of the foregoing, from and waives all claims for damages to person or property sustained by Tenant or any occupant of the leased premises resulting from the leased premises or any other part of the Shopping Center or any equipment or appurtenance becoming out of repair, or resulting from any accident in or about the Shopping Center resulting directly or indirectly from any act or omission of any tenant or occupant of the Shopping Center, or their invitees, or any other person, including Landlord, its beneficiaries and their partners or the agents, employees or contractors of any of the foregoing. This Section 11.05 shall apply especially, but not exclusively, to the flooding of basements or other subsurface areas and to damage caused by refrigerators, sprinkling devices, air conditioning apparatus, water, snow, frost, steam, excessive heat or cold, falling plaster, broken glass, sewage, gas, odors, or noise, or the bursting or leaking of pipes or plumbing fixtures. If any such damage, whether to the leased premises or Shopping Center or any part thereof, or whether to Landlord or to any other tenants in the Shopping Center, result from any act or omission of Tenant, Landlord may, at Landlord's expense, repair such damage and Tenant shall, upon demand by Landlord, reimburse Landlord forthwith for the total cost of repairs, plus twenty percent thereof for overhead. All property belonging to Tenant or any occupant of the premises that is in the premises or any part of the Shopping Center shall be there at the risk of Tenant or other person only, and Landlord shall not be liable for damage thereto or theft or misappropriation thereof.

 SECTION 11.08.  RENT INSURANCE.
      Tenant shall pay Landlord, as additional rent, within thirty days from the receipt of a bill from Landlord, a sum equal to the portion of the Landlord's rent insurance premiums allocable to the rents due under this lease.


                                 ARTICLE XII
                                  UTILITIES

 SECTION 12.01.  UTILITY CHARGES.
      Tenant shall be solely responsible for and promptly pay all charges for heat, water, gas, electricity or any other utility used or consumed in the leased premises. Should Landlord elect to supply the heat, water, gas, electricity or any other utility used or consumed in the leased premises, Tenant agrees to purchase and pay for the same as additional rent at the applicable rates filed by the Landlord with the proper regulatory authority. In no event shall Landlord be liable for an interruption or failure in the supply of such utilities to the leased premises. In the event there is no separate meter for the leased premises for any utility service, the common charges for said utility service will be added to the Shopping Center's operating cost and, notwithstanding clause (a) of Section 8.01, equitably apportioned by Landlord to the tenants that use said utility service.


                                 ARTICLE XIII
                    ESTOPPEL CERTIFICATE AND SUBORDINATION

 SECTION 13.01.  ESTOPPEL CERTIFICATE.
      Tenant agrees at any time and from time to time, upon not less than ten days prior written request by Landlord, to execute, acknowledge and deliver to Landlord a statement in writing certifying that this lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified, and stating the modifications), and the date to which the rental and other charges have been paid in advance, if any, and certifying as to such other matters as Landlord shall reasonably request, it being intended that any such statement may be relied upon by any prospective purchaser or mortgagee of the Shopping Center.

 SECTION 13.02.  SUBORDINATION AND ATTORNMENT.
      Tenant agrees that Tenant's rights under this lease are and shall always be subject and subordinate to all ground or underlying leases affecting the Shopping Center, or any part thereof, and to the lien of any mortgage or mortgages or trust deeds now or from time to time hereafter placed upon the Shopping Center or any part thereof, and to any renewals, extensions, modifications or consolidations thereof, and to all advances hereafter made from time to time upon the security thereof. If any first mortgagee or trustee under a trust deed, elects at any time prior to the institution of foreclosure proceedings to cause Tenant's interest in this lease to be superior to the interest of such mortgage or trust deed whether this lease was executed before or after such mortgage or trust deed, in which event Tenant shall attorn to the purchaser upon any foreclosure sale resulting from such foreclosure proceedings and shall recognize such purchaser as Landlord under this lease to the same extent and effect as the original Landlord hereunder.

 SECTION 13.03.  ATTORNEY-IN-FACT.
      The Tenant, upon request of any party in interest, shall execute promptly such instruments or certificates to carry out the intent of Section
 13.02. The Tenant hereby irrevocably appoints any partner of the Landlord's beneficiaries as attorney-in-fact for the Tenant with full power and authority to execute and deliver in the name of the Tenant any such instruments, the Tenant shall not have executed the same, the Landlord may, at its option, cancel this lease without incurring any liability on account thereof, and the term hereby granted is expressly limited accordingly.


                                 ARTICLE XIV
                          ASSIGNMENT AND SUBLETTING

 SECTION 14.01.  CONSENT REQUIRED.
      Tenant will not assign this lease in whole or in part, nor sublet all or any part of the leased premises, without the prior written consent of
 Landlord in each instance. Any assignment or subletting without such consent shall be invalid and of no force and effect. The consent by Landlord to any assignment or subletting shall not constitute a waiver of the necessity for such consent to any subsequent assignment or subletting. This prohibition against assigning or subletting shall be construed to include a prohibition against any assignment or subletting by operation of law. If this lease be assigned, or if the leased premises or any part thereof be sublet or occupied by anybody other than Tenant, Landlord may collect rent from the assignee, sub-tenant or occupant, and apply the net amount collected to the rent herein reserved, but no such assignment, subletting, occupancy or collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, sub-tenant or occupant a tenant, or a release of Tenant from the further performance by Tenant of the terms, covenants and conditions on the part of Tenant herein contained. Notwithstanding any assignment or sublease, Tenant shall remain fully liable on this lease and shall not be released from performing any of the terms, covenants and conditions of this lease.
 SECTION 14.02.  VOTING CONTROL OF TENANT.
      If Tenant is a corporation or a partnership and if at any time during the term of this lease the person or persons who presently own or control a majority of its voting shares or general partnership interests, as the case may be, case to own or control a majority of such shares or general partnership interests, Tenant shall promptly notify Landlord in writing of such change, and Landlord may terminate this lease at any time after such change in ownership or control by giving Tenant ninety days prior written notice of such termination.


                                  ARTICLE XV
                       WASTE, GOVERNMENTAL REGULATIONS

 SECTION 15.01.  WASTE OR NUISANCE.
      Tenant shall not commit or suffer to be committed any waste upon the leased premises or any nuisance or other act or thing which may disturb the quiet enjoyment of any other tenant in the Shopping Center, or which may disturb the quiet enjoyment of any person within five hundred feet of the boundaries of the Shopping Center.

 SECTION 15.02.  GOVERNMENTAL REGULATIONS.
      Tenant shall, at Tenant's sole cost and expense, comply, and cause the leased premises to comply, with all of the requirements of all county, municipal, state, federal and other applicable governmental authorities, now in force, or which may hereafter be in force, pertaining to the leased premises, keep the leased premises equipped with all safety equipment and faithfully observe in the use of the premises all municipal and county ordinances and state and federal statutes now in force or which may hereafter be in force. Tenant shall also, at its sole cost and expense, procure and maintain any and all licenses and permits which may be necessary for the carrying on of its business.


                                 ARTICLE XVI
                      ADVERTISING, MERCHANTS ASSOCIATION

 SECTION 16.01.  CHANGE OF NAME.
      Tenant agrees not to change the advertised name of the business operated in the leased premises without the written consent of Landlord.

 SECTION 16.02.  SOLICITATION OF BUSINESS.
      Tenant and Tenant's employees and agents shall not solicit business in the parking or other common areas, nor shall Tenant distribute any handbills or other advertising matter in or on automobiles parked in the parking area or in other common areas.

 SECTION 16.03.  MERCHANTS' ASSOCIATION.
      The Tenant will become a member of, participate fully in, and remain in good standing in the Merchants' Association (as soon as the same has been formed) limited to tenants occupying premises in the Shopping Center, and abide by the regulations of such Association. Each member tenant shall have one vote and the Landlord shall also have one vote in the operation of said Association. The objects of such Association shall be to encourage its members to deal fairly and courteously with their customers, to sell their merchandise or services at fair prices, to follow ethical business practices, to assist the business of the tenants by sales promotions and center-wide advertising, and in particular to help the interests of members of said Association. The Tenant agrees to pay minimum dues to the Merchants' Association in the amount of $-0- per month (calculated on the basis of $-0- per square foot per year of the area of the leased premises), subject, however, to adjustments, approved by a majority vote of the members of the Association. If the Shopping Center has not yet opened, the Tenant also agrees to pay to the Merchants' Association an initial assessment, in addition to the foregoing dues, in the amount of $-0- (calculated on the basis of $-0- per square foot of the area of the leased premises) for the purposes of defraying the promotional and public relations expenses to be incurred by the Merchants' Association in connection with the joint opening of the Shopping Center.


                                 ARTICLE XVII
                                 DESTRUCTION

 SECTION 17.01.  DESTRUCTION OF LEASED PREMISES.
      If the leased premises shall be damaged by fire or other insured casualty, but are not thereby rendered untenantable in whole or in part, Landlord shall at its own expense cause such damage to be repaired, and the fixed minimum rent meanwhile shall be abated proportionately as to the portion of the premises rendered untenantable. If the premises shall be rendered wholly untenantable by reason of such occurrence, the Landlord shall at its own expense cause such damage to be repaired, and the fixed minimum rent meanwhile shall be abated until the leased premises have been restored and rendered tenantable, or Landlord may, at its election, terminate this lease and the tenancy hereby created by giving to Tenant five days prior written notice of Landlord's election so to do which notice shall be given, if at all, within the sixty days following the date of said occurrence, and in event of such termination, rent shall be adjusted as of the date of said occurrence. Nothing in this Section shall be construed to permit the abatement in whole or in part of the percentage rent, the computation of percentage rent shall be based upon the revised fixed minimum rent as the same may be abated pursuant to this Section 17.01. Landlord shall, notwithstanding the foregoing provisions of this Section, have no obligation to repair improvements, additions or alterations made by Tenant and Landlord's obligation to repair shall be subject to obtaining all necessary governmental approval and permits.

 SECTION 17.02.  DESTRUCTION OF SHOPPING CENTER.
      In the event that twenty-five percent or more of the rentable area of the Shopping Center shall be damaged or destroyed by fire or other casualty, notwithstanding that the leased premises may be unaffected by such fire or other casualty, Landlord may terminate this lease and the tenancy hereby created by giving to Tenant five days prior written notice of Landlord's election so to do which notice shall be given, if at all, within the sixty days following the date of said occurrence. Rent shall be adjusted (subject to any adjustment required under Section 17.01) as of the date of such termination.


                                ARTICLE XVIII
                                EMINENT DOMAIN
 SECTION 18.01.  TOTAL CONDEMNATION OF LEASED PREMISES.
      If the whole of the leased premises shall be acquired or condemned by eminent domain for any public or quasi-public use or purpose, then the term of this lease shall cease and terminate as of the date Tenant is required to surrender possession of the premises. Rent shall be adjusted as of the date of such termination.

 SECTION 18.02.  PARTIAL CONDEMNATION OF LEASED PREMISES.
      If any part of the leased premises shall be acquired or condemned as aforesaid, and in the event that such partial taking or condemnation shall render the leased premises unsuitable for the business of the Tenant, then the term of this lease shall cease and terminate as of the date Tenant is required to surrender possession of the premises. Rent shall be adjusted as of the date of such termination. In the event of a partial taking or condemnation which is not extensive enough to render the premises unsuitable for the business of the Tenant, then Landlord shall promptly restore the leased premises to a condition comparable to its condition at the time of such condemnation less the portion lost in the taking, and this lease shall continue in full force and effect except that there shall be a pro rata reduction of the fixed minimum rent and those items of additional rent which are based on the number of square feet of leased premises.

 SECTION 18.03.  TOTAL CONDEMNATION OF PARKING AREA.
      If the whole of the common parking areas in the Shopping Center shall be acquired or condemned as aforesaid, then the term of this lease shall cease and terminate as of the date possession of such areas is required to be surrendered unless Landlord shall take immediate steps to provide other parking facilities with a ratio of square feet of parking areas to square feet of sales area in all of the Shopping Center buildings of not less than two to one, and such other parking facilities shall be provided by Landlord at its own expense within ninety days from the date possession of the common parking areas is required to be surrendered. In the event that Landlord shall provide such other parking facilities, then this lease shall continue in full force and effect without any reduction or abatement of rent. In the event of termination of this lease as aforesaid, rent shall be adjusted as of the date of said termination.

 SECTION 18.04.  PARTIAL CONDEMNATION OF PARKING AREA.
      If any part of the parking area in the Shopping Center shall be acquired or condemned as aforesaid, and if, as a result thereof, the ratio of square feet of parking area to square feet of sales area in all of the Shopping Center buildings remaining after such acquisition or condemnation is reduced to a ratio below two to one, then the term of this lease shall cease and terminate upon the date possession of such areas is required to be surrendered, unless the Landlord shall take immediate steps toward increasing the parking ratio to a ratio of two to one, in which event this lease shall be unaffected and remain in full force and effect without any reduction or abatement of rent. In event of termination of this lease as aforesaid, rent shall be adjusted as of the date of said termination.

 SECTION 18.05.  CONDEMNATION OF SHOPPING CENTER BUILDINGS.
      In the event that twenty-five percent or more of the rentable area of the Shopping Center buildings shall be acquired or condemned as aforesaid, then, regardless of whether any portion of the parking area in the Shopping Center is acquired or condemned, Landlord shall have the right, by serving Tenant with written notice thereof within thirty days after the date of surrender, to terminate this Lease as of the date possession is required to be surrendered. In the event of termination of this Lease as aforesaid, rent shall be adjusted as of the date of said termination.

 SECTION 18.06.  DAMAGES.
      In the event of any condemnation or taking as aforesaid, whether whole or partial, the Tenant shall have no claim against Landlord as a result thereof and shall not be entitled to any part of the award paid for such condemnation and Landlord is to receive the full amount of such award, whether payable as compensation for diminution in value of the leasehold or to the fee of the leased premises, the Tenant hereby expressly waiving any right or claim to any part thereof, provided, however, that, to the extent Landlord's award is not thereby diminished, Tenant shall have the right to claim and recover from the condemning authority, but not from Landlord, such compensation as may be separately awarded or recoverable by Tenant in Tenant's own right on account of any and all damage to Tenant's business by reason of the condemnation and for or on account of any cost or loss to which Tenant might be put in removing Tenant's merchandise, furniture, fixtures, leasehold improvements and equipment.


                                 ARTICLE XIX
                              DEFAULT OF TENANT

 SECTION 19.01.  INSOLVENCY OF TENANT.
      If any involuntary petition or similar pleading is filed in any court under any section of the federal Bankruptcy Act seeking to declare Tenant, or an guarantor ("guarantor") of Tenant's obligations under this lease, bankrupt or seeking a plan of reorganization for Tenant or any guarantor under the Bankruptcy Act and such petition or pleading is not withdrawn or denied within thirty days after its filing or if any voluntary petition or pleading is filed in any court under any section of the federal Bankruptcy Act seeking to declare Tenant or any guarantor bankrupt or seeking a plan of reorganization or arrangement for Tenant or any guarantor, then and in any such event, Landlord may, if Landlord so elects but not otherwise, without any notice whatsoever, and with or without entry or other action by Landlord, forthwith terminate this lease. Notwithstanding any other provisions of this lease, Landlord shall forthwith upon such termination be entitled to recover immediately from Tenant liquidated damages in an amount equal to the entire amount of fixed minimum rent, percentage rent and additional rent for the shorter of the following periods: (a) the remainder of the term following such termination, or (b) one year (or three years if permitted by the Federal Bankruptcy Act) commencing on the date of surrender of the leased premises to Landlord or the date of reentry by Landlord, whichever occurs first, plus all unpaid fixed minimum rent, percentage rent, and additional rent and any other sums owed by Tenant to Landlord at the time of such termination. Notwithstanding the foregoing, Landlord shall have the right to prove and obtain, as liquidated damages by reason of such termination, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved whether or not such amount is greater than the amount of liquidated damages set forth above. The percentage and additional rent payable by Tenant under this Section subsequent to termination shall be computed at the same annual rate as the average annual rate of percentage and additional rent payable during the preceding three full calendar years or from the commencement of the lease term to the time of termination, whichever period is shorter.

 SECTION 19.02.  DEFAULT OF TENANT.
      If any one or more of the following events shall occur: (a) if Tenant shall default in the prompt and full performance of any provision of this lease (except the payment of fixed minimum rent, percentage rent or additional rent or the submission of quarterly or annual reports, pursuant to Section 3.02), and such default continues for a period of twenty days after notice thereof to Tenant and Tenant shall not, within such period of twenty days, commence with diligence to cure such default or if Tenant shall within such period commence with diligence to cure such default and shall thereafter fail to prosecute the curing of such default with diligence; or
 (b) if Tenant shall default in the payment of fixed minimum rent, percentage rent or additional rent, and such default continues for a period of five days; or (c) if Tenant or any guarantor, shall make an assignment for the benefit of creditors, admit its inability to pay its debts, or shall enter into an extension or compositions or similar agreement with its creditors; or (d) if a receiver, trustee or custodian is appointed for Tenant or any guarantor or any substantial part of its assets or for its leasehold estate, or if any department of the state or federal government, or any officer thereof, shall take possession of the business or property of Tenant or any guarantor; or (e) the leasehold estate of Tenant or any guarantor is levied upon under execution or attached by process of law, and such levy shall not be vacated within thirty days after the levy; then and in any such event Landlord may, if Landlord so elects but not otherwise, without any notice whatsoever and with or without entry or other action by Landlord, either forthwith terminate this lease and Tenant's right to possession of the leased premises, or, without terminating this lease, forthwith terminate
 Tenant's right to possession of the leased premises. Tenant expressly waives the service of any demand for the payment of rent or for possession and the service of any notice of Landlord's election to terminate this lease or Tenant's right to possession of the leased premises or to re-enter the leased premises, including any and every form of demand and notice prescribed by any statute or other law, but excluding the notice required under clause (a) of Section 19.02.

 SECTION 19.03.  LANDLORD'S RIGHTS ON TERMINATION OF LEASE.
      Upon any termination of this lease, whether by lapse of time or otherwise, or upon any termination of Tenant's right to possession without termination of this lease, Tenant shall surrender possession thereof to Landlord and Tenant hereby grants to Landlord full and free license to enter into and upon the leased premises in such event with or without process of law and to repossess the leased premises as of Landlord's former estate and to expel or remove Tenant and any others who may be occupying or be within the leased premises and to remove any and all property therefrom, using such force as may be necessary, without being deemed in any manner guilty of trespass, eviction or forcible entry or detainer, and without relinquishing Landlord's rights to rent or any other right of Landlord hereunder or by operation of law.
      If Landlord elects, pursuant to Section 19.02 to terminate this lease, Landlord shall be entitled to recover immediately from Tenant liquidated damages in an amount equal to the present value of all fixed minimum rent, percentage rent and additional rent reserved hereunder for the remainder of the term following such termination (discounted at the rate of 4% per annum and computed in accordance with the last sentence of Section 19.01) plus all unpaid fixed minimum rent, percentage rent and additional rent and other sums then owed by Tenant to Landlord at the time of such termination; provided, however, that from and after the full payment to Landlord of such liquidated damages, Landlord shall refund to Tenant at the time of receipt an amount equal to the total of the fixed minimum rent, percentage rent and additional rent received by Landlord for said calendar year or fractional calendar year upon any such reletting of the leased premises, but in no event shall such refund exceed the amount paid by Tenant to Landlord on account of the fixed minimum rent, percentage rent and additional rent for said calendar year or fractional calendar year.

 SECTION 19.04.  LANDLORD'S RIGHTS ON TERMINATION OF POSSESSION.
      If Landlord elects, pursuant to Section 19.02, to terminate Tenant's right to possession only, without terminating the leas, Landlord may, at Landlord's option, enter the leased premises, remove Tenant's signs and other evidences of tenancy, and take and hold possession thereof as in
 Section 19.03 provided, without such entry and possession terminating this lease or rent and additional rent for the full scheduled term hereof, or from any other obligation of Tenant hereunder. Without limiting the generality of the foregoing, if Landlord shall relet the leased premises upon termination of Tenant's right to possession as provided in Section 19.05, Tenant shall be entitled to a credit against the total of fixed minimum rent, percentage rent and additional rent for each calendar year or fractional calendar year during the scheduled term, equal to the amount, but in no event more than the amount that Tenant is required to pay on account of the total of such fixed minimum rent, percentage rent and additional rent, it being understood that Tenant shall not be entitled, by way of refund, credit or otherwise, to any surplus arising from any such reletting.

 SECTION 19.05.  RELETTING.
      Upon and after Landlord's entry into possession with our without termination of this lease, Landlord may, but need not, relet the leased premises, or any part thereof, to any person, firm or corporation other than Tenant for such rent, for such term and upon such conditions as Landlord, in its sole judgment, shall determine and Landlord shall not be required to accept any tenant offered by Tenant or to observe any instructions given by Tenant concerning such reletting. In any case, Landlord may incur expenses for repairs, alterations, improvements, additions and decorations of or to the leased premises to the extent deemed necessary or desirable by Landlord for the purpose of reletting the leased premises. All such expenses plus all brokers' commissions and attorneys' fees incurred by Landlord in connection with any reletting of the leased premises shall, regardless of whether this lease or Tenant's right to possession only, is terminated forthwith be paid by Tenant to Landlord upon demand.

 SECTION 19.06.  REMEDIES CUMULATIVE.
      All rights and remedies of Landlord hereunder enumerated shall be cumulative and none shall exclude any other right and remedy allowed by law. Landlord shall have the right to terminate this lease at any time before or after it has elected to terminate Tenant's right to possession of the leased premises (without termination of this lease).

 SECTION 19.07.  NON-WAIVER--RECEIPT OF MONEY.
      No receipt of money by Landlord from Tenant after the termination of this lease or Tenant's right to possession of the leased premises (without termination of this lease) or after the service of any notice or after the commencement of any suit or after final judgment for possession of the leased premises or with knowledge of Tenant's breach of any covenant shall reinstate, continue or extend the term of this lease or Tenant's right to possession or affect any such termination, notice, suit or judgment.

 SECTION 19.08.  NON-WAIVER--GENERAL.
      No waiver of any default of Tenant hereunder shall be implied from any omission by Landlord to take any action on account of such default, whether or not such default persists or is repeated and no express waiver of any default shall affect any default other than the default specified in the express waiver and then only for the time and to the extent therein stated.

 SECTION 19.09.  CONFESSION OF JUDGMENT.
      Tenant hereby constitutes and irrevocably appoints any attorney of any court to be the true and lawful attorney of the Tenant, and, in the name, place and stead of the Tenant, to appear for and on behalf of the Tenant in any court of record at any time in any suit or suits brought against the Tenant for the enforcement of any right hereunder by the Landlord, its successors or assigns, to waive the issuance and service of process and trial by jury, and, from time to time, to confess judgment or judgments in favor of the Landlord, its successors or assigns, and against the Tenant for any rent and interest thereon due hereunder by the Tenant to the Landlord, its successors or assigns, and for costs of suit and for a reasonable attorney's fee in favor of the Landlord, its successors or assigns, to be fixed by the court, and to release all errors that may occur or intervene in such proceedings, including the issuance of execution upon any such judgment or judgments, or that no proceedings in chancery or otherwise shall be filed or prosecuted to interfere in any way with the operation of such judgment or judgments or of any execution issued thereon or with any supplemental proceedings taken by the Landlord, its successors, or assigns, to collect the amount of any such judgment or judgments, and to consent that execution on any judgment or decree in favor of the Landlord against the Tenant may issue forthwith.

                                  ARTICLE XX
                              ACCESS BY LANDLORD

 SECTION 20.01.  RIGHT OF ENTRY.
      Landlord or Landlord's mortgagees or agents shall have the right to enter the leased premises at all times to examine the same, and to show them to prospective purchasers or mortgagees of the Shopping Center and to make such repairs, alterations, improvements or additions as Landlord may deem necessary or desirable for the benefit of the leased premises that may be required therefor without the same constituting an eviction of Tenant in whole or in part and the rent reserved shall in no wise abate while said repairs, alterations, improvements or additions are being made, by reason of loss or interruption of business of Tenant or otherwise. In addition, during the nine months prior to the expiration of the term of this lease or any renewal term, Landlord may exhibit premises to prospective tenants, and place upon the premises the usual notices "To Let" or "For Sale" which notices Tenant shall permit to remain thereon without molestation. If Tenant shall not be personally present to open and permit an entry into said premises, at any time, when for any reason an entry therein shall be necessary or permissible, Landlord or Landlord's agents may enter the same by a master key, or may forcibly enter the same, without rendering Landlord or such agents liable therefor, and without in any manner affecting the obligations and covenants of this lease. Nothing herein contained, however, shall be deemed or construed to impose upon Landlord any obligation, responsibility or liability whatsoever, for the care, maintenance or repair of the Shopping Center or any part thereof, including the leased premises, except as otherwise herein specifically provided.

 SECTION 20.02.  EXCAVATION.
      If an excavation shall be made upon land adjacent to the leased premises, or shall be authorized to be made, Tenant shall afford to the person causing or authorized to cause such excavation, license to enter upon the leased premises for the purpose of doing such work as Landlord shall deem necessary to preserve the wall of the building of which the leased premises form a part from injury or damage and to support the same by proper foundations, without any claim for damages or indemnification against Landlord or diminution or abatement of rent.


                                 ARTICLE XXI
                           HOLDING OVER, SUCCESORS

 SECTION 21.01.  HOLDING OVER.
      If the Tenant retains possession of the leased premises or any part thereof after the termination of the term by lapse of time or otherwise, the Tenant shall pay the Landlord rent at double the rate of fixed minimum rent plus percentage rent (without reducing the amount thereof because of the increase in the fixed minimum rent) and additional rent, both at the rate specified herein, for the time the Tenant thus remains in possession, and in addition thereto, shall pay the Landlord all damages sustained by reason of the Tenant's retention of possession. The provisions of this Section do not waive the Landlord's rights of reentry or any other right of Landlord hereunder.

 SECTION 21.02.  SUCCESSORS AND MULTIPLE TENANTS.
      All rights and liabilities herein given to, or imposed upon, the respective heirs, executors, administrators, successors and assigns of said parties; and if there shall be more than one tenant, they shall all be bound jointly and severally by the terms, covenants and agreements herein. No rights, however, shall inure to the benefit of any assignee of Tenant unless the assignment to such assignee has been approved by Landlord in writing as provided in Section 14.01 hereof and Landlord shall be released from any obligations hereunder accruing after a transfer of its interest in the Shopping Center and assignment of this leas.


                                 ARTICLE XXII
                               QUIET ENJOYMENT

 SECTION 22.01.  COVENANT OF QUIET ENJOYMENT.
      Upon prompt payment by the Tenant of the rents herein provided, and upon the prompt and full observance and performance of all the covenants, terms and conditions on Tenant's part to be observed ad performed, Tenant shall peaceably and quietly hold and enjoy the leased premises for the term hereby demised without hindrance or interruption by Landlord or any other person or persons lawfully or equitably claiming by, through or under the Landlord, subject, nevertheless, to the terms and conditions of this lease.


                                ARTICLE XXIII
                                MISCELLANEOUS
 SECTION 23.01.  TAXES ON LEASEHOLD.
      Tenant shall be responsible for and shall pay before delinquency all municipal, county or state taxes assessed during the term of this lease against any leasehold interest created hereby and against personal property of any kind, owned by or placed in, upon or about the leased premises by the Tenant.

 SECTION 23.02.  NOTICE BY TENANT.
      Tenant shall give immediate notice to Landlord in case of fire or accidents in the leased premises or in the Shopping Center or of defects therein or in any fixtures or equipment or of the death, incompetency, bankruptcy or insolvency of any guarantor (as defined in Section 21.01).

 SECTION 23.03.  ACCORD AND SATISFACTION.
      No payment by Tenant or receipt by Landlord of a lesser amount than the rent herein stipulated shall be deemed to be other than a payment on account of such rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment of rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance or pursue any remedy in this lease provided.

 SECTION 23.04.  ENTIRE AGREEMENT.
      This lease and the Exhibits and Rider, if any, attached hereto and forming a part hereof, set forth all the covenants, agreements, conditions, understandings, representations and warranties between Landlord and Tenant covering the leased premises and there are no covenants, agreements, conditions, understandings, representations or warranties, either oral or written, between them or other than are herein set forth. Except as herein otherwise provided, no subsequent alteration, amendment, change or addition to this lease shall be binding upon Landlord or Tenant unless reduced in writing and signed by them.

 SECTION 23.05.  NO PARTNERSHIP.
      Landlord does not, in any way or for any purpose, become a partner of Tenant in the conduct of its business, or otherwise, or joint adventurer or a member of a joint enterprise with Tenant. The provisions of this lease relating to the percentage rent payable hereunder are included solely for the purpose of providing a method whereby the rent is t be measured and ascertained.

 SECTION 23.06.  NOTICES.
      Any notice, demand, request or other instrument which may be or are required to be given under this lease shall be in writing and may be delivered in person or sent b United States certified or registered mail postage prepaid and shall e addressed (a) if to Landlord at the address specified for the payment of rent and in care of the person to whom rent is payable or in care of such other person or to such other address as Landlord may designate by written notice, and (b) if to Tenant at the leased premises or at such other address as Tenant shall designate by written notice.

 SECTION 23.07.  CAPTIONS AND SECTION NUMBERS.
      The captions, section numbers, article numbers and index appearing in this lease are inserted only as a matter of convenience and in no way define, limit, construe or describe the scope or intent of such sections or articles of this lease nor in any way affect this lease.

 SECTION 23.08.  TENANT DEFINED, USE OF PRONOUN.
      The word "Tenant" shall be deemed and taken to mean each and every person or party mentioned as a Tenant herein, be the same one or more; and if there shall be more than one Tenant, any notice required or permitted by the terms of this lease may be given by or to any one thereof, and shall have the same force and effect as if given by or to all thereof. The use of the neuter singular pronoun to refer to Landlord or Tenant shall be deemed a proper reference even though Landlord or Tenant may be an individual, a partnership, a corporation or a group of two or more individuals or corporations. The necessary grammatical changes required to make the provisions of this leas apply in the plural sense where there is more than one Landlord or Tenant and to either corporations, associations, partnerships or individuals, males or females, shall in all instances be assumed as though in each case fully expressed.

 SECTION 23.09.  PARTIAL INVALIDITY.
      If any term, covenant or condition of this lease or the application thereof to any person or circumstance shall, to any extent be invalid or unenforceable, the remainder of this lease, or the application of such term, covenant or condition to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each term, covenant or condition of this leases shall be valid and be enforced to the fullest extent permitted by law.

 SECTION 23.10.  NO OPTION.
      The submission of this lease for examination does not constitute a reservation of or option for the leased premises and this lease becomes effective as a lease only upon execution and delivery thereof by Landlord and Tenant.

 SECTION 23.11.  RECORDING.
      Tenant shall not record this lease without the written consent of Landlord. However, upon the request of either party hereto the other party shall join in the execution of a memorandum or so-called "short-form" of this lease for the purposes of recordation. Said memorandum or short form of this lease shall describe the parties, the leased premises and the term of this lease and shall incorporate this lease by reference.

 SECTION 23.12.  LANDLORD'S CONSENT.
      Landlord's decision to withhold its consent as to any matter requested by Tenant shall be conclusive.

 SECTION 23.13.  EXCUSE OF LANDLORD'S PERFORMANCE.
      Anything in this agreement to the contrary notwithstanding, the Landlord shall not be deemed in default with respect to the performance of any of the terms, covenants to pay, hold harmless and indemnify Landlord and its beneficiaries and broker from and against any and all cost, expense or liability for any compensation, commissions and charges claimed by any other broker or other agent with respect to this lease or the negotiation thereof.

 SECTION 23.14.  BROKERAGE.
      Tenant represents and warrants that it has had no dealings with any broker or agent in connection with this lease, other than Landlord's broker, and covenants to pay, hold harmless and indemnify Landlord and its beneficiaries and broker from and against any and all cost, expense or liability for any compensation, commissions and charges claimed by any other broker or other agent with respect to this lease or the negotiation thereof.

 SECTION 23.15.  LANDLORD'S EXCULPATION.
      It is expressly understood and agreed by and between the parties hereto, anything herein to the contrary notwithstanding, that each and all of the representations, covenants, undertakings and agreements herein made on the part of Landlord, while in form purporting to be the representations, covenants, undertakings and agreements of Landlord are, nevertheless, each and every one of them made and intended not as personal representations, covenants, undertakings and agreements by Landlord or for the purpose or with the intention of binding Landlord personally, but are made and intended for the purpose of binding only the trust estate of which Landlord is the trustee aforesaid, and this lease is executed and delivered by Landlord, not in its own right, but solely in the exercise of the powers conferred upon it as such trustee; that no duty shall rest upon Landlord to sequester the trust estate or the rents, issues and profits arising therefrom, or the proceeds arising from any sale or other disposition thereof; and that no personal judgment will at any time be sought, asserted or enforceable against Landlord, or any of the beneficiaries under the trust agreement of which Landlord is trustee aforesaid, on account of this lease or on account of any representation, warranty, covenant, undertaking or agreement of Landlord in this lease contained, either expressed or implied, all such right to obtain a personal judgment, if any, being expressly waived and released by Tenant and by all persons claiming by, through or under Tenant.

 SECTION 23.16.  RIDER.
      A rider consisting of pages, with sections numbered consecutively through, is attached hereto and made a part hereof.

 IN WITNESS WHEREOF, Landlord and Tenant have signed and sealed this lease as of the day and year first above written.


      Rockford Investors Inc.       , Landlord


 By:       Howard Miller            , President


                                    , Tenant



                                   GUARANTY

      In consideration of the Landlord entering into the foregoing lease with the Tenant, the undersigned hereby jointly and severally guarantee the prompt payment of rent to be paid by the Tenant and the prompt performance by the Tenant of all of the other terms, conditions, covenants and agreements of the lease, and the undersigned jointly and severally promise to pay all of Landlord's expenses, including reasonable attorneys' fees, incurred by Landlord in enforcing, or attempting to enforce, all obligations of the Tenant under the lease and incurred by Landlord in enforcing this guaranty. Landlord's consent to any assignment or assignments, and successive assignments by the Tenant or Tenant's assigns, of the lease, made either with or without notice to the undersigned, or a changed or different use of the leased premises, or Landlord's forbearance, delays, extensions of time or any other reason, whether similar to or different from the foregoing, or the release of any guarantor, shall in no wise or manner release the undersigned (or, in the event of the release of a guarantor, the remaining guarantors) from liability as guarantors.
      The undersigned each hereby constitute and irrevocably appoint any attorney of any court to be the true and lawful attorney of the undersigned, and, in the name, place and stead of the undersigned, to appear for the undersigned in any court of record at any time in any suit or suits brought against the undersigned for enforcement of any right hereunder by Landlord, its successors or assigns, to waive the issuance and service of process and trial by jury, and, from time to time, to confess judgement or judgments in favor of Landlord, its successors or assigns, to be fixed by the court, and to release all errors that may occur or intervene in such proceedings, including the issuance of execution upon any such judgment or judgments, and that no appeal shall be prosecuted from such judgment or judgments, and that no proceedings in chancery or otherwise shall be filed or prosecuted to interfere in any way with the operation of such judgment or judgements or of any execution issued thereon or with any supplemental proceedings taken by Landlord, its successors or assigns, to collect the amount of any such judgement or judgments, and to consent that execution on any judgment or decree in favor of Landlord, its successors or assigns, and against the undersigned may issue forthwith.

      Dated: December 4, 1986.

 WITNESSES:


      (name)


      (address)                          (address)


      (name)


      (address)                          (address)

 The Triple Net Estimate is $.75 per square foot which amounts to $150.00 per month. Rent and Triple Net will be:

      $   900.00     Rent
      $   150.00     Estimated Triple Net
      $ 1,050.00

 Leased Area 2-6 to include:

      To be divided into 11 rooms with carpeted floors
      Lighting - lay in trofters plus receptacle - 20 receptacles
      11 Oak solid core doors
      Glass entrance door
      8' high suspended 2' x 4' grid system ceilings

 ****************************************************************************

                                                                     EX-10.20

                                  L E A S E

      THIS LEASE made this 9th day of March, 2001, by and between:

      ABIDON, INC.,
      hereinafter referred to as -----------------------------------LANDLORD,

           -and-

      ACCURATE MORTGAGE SERVICES INC.,
      hereinafter referred to as -------------------------------------TENANT.

                             W I T N E S S E T H:

      1. LEASED PREMISES: Landlord, in consideration of the rents provided herein and the covenants and agreements contained herein, leases to Tenant and Tenant leases from Landlord, the following described premises (hereinafter referred to as "leased premises"):

      Commonly known as 5301 East State Street, Rockford, Illinois

      Approximately 652 square feet of space, being approximately 21.6 less 11' x 12' plus 12' x 9' feet in width and 32 feet in depth, in the New Towne Plaza II, a Shopping Center, located in Rockford, Illinois, which premises are known as Store Space No. 217B. The boundaries and location of the leased premises are outlined on the site plan of the second floor of the shopping center which is marked Exhibit "A" and attached hereto and incorporated herein by reference.

      2. USE OF ADDITIONAL AREAS: The use and occupation by the Tenant of the leased premises shall include the use in common with others entitled thereto of the common areas, parking areas, driveway and sidewalks as shown on Exhibit "B" which is attached hereto and incorporated herein by reference, and other facilities as may be designated from time to time by the Landlord, subject, however, to the terms and conditions of this Lease and to reasonable rules and regulations for the use thereof as prescribed from time to time by the Landlord.

      3. TERM OF LEASE: The term of this Lease shall commence May 1, 2001, and shall continue for a period of One (1) year and shall terminate on April 30, 2002.

      4. OPTION TO EXTEND: Tenant is granted the option to renew this lease for an additional One (1) year term upon the giving of six month's written notice to Landlord prior to the expiration of the original lease term. The base rental for the option period shall be increased by -0- ($-0-) Dollars per square foot of the leased premises. In addition, during the option period Tenant shall pay as additional rental Tenant's pro rata share for taxes, utilities and operating expenses in accordance with Paragraph 6 of this Lease.

      5. RENT: During the term of this Lease, Tenant shall pay rent in the amount of Six Hundred Fifty Two & no/100 ($652.00) Dollars per month without any deductions or set-off unless otherwise provided herein in advance of the first day of each month commencing May 1, 2001 and monthly thereafter during the term of this Lease with such rent payable at the office of the Landlord.

      If the Tenant takes possession of the leased premises after the first day of the month, Tenant shall pay a fractional share of the month's rent, prorated on a per diem basis.

      6. TAXES AND ASSESSMENTS: Landlord shall pay all real estate taxes and assessments which may be levied upon such premises during the term of this Lease.

      7. UTILITIES AND SERVICES: Landlord shall pay utilities including heat, air conditioning, electricity, gas, water, garbage, sewer and waste removal in connection with the use and occupancy of the premises.

      8. LATE CHARGES: If Tenant fails to pay rent due within 10 days of due date, there shall be a late charge penalty of 5% of the monthly rental assessed against Tenant and such unpaid amount shall bear interest from the due date thereof to the date of payment at the rate of Eighteen (18%) percent per annum.

      9. CONDITION OF THE PREMISES: Landlord and Tenant agree that the leased premises shall be in tenantable condition at the commencement of the term of this Lease. Carpeted floors, drywall perimeter walls, (painted) suspended ceiling, one lay in trofter for each 100 feet, one receptacle each 20 feet, sprinkler system, separate meters for heating, air conditioning and electric, one-switch per room, receptacles without switches, no lights in closets. Floor plan as per Exhibit "C".

      10. USE OF THE PREMISES: Tenant shall use the premises during the term hereof for the following purposes only: General Office. Tenant shall be entitled to peaceable and quiet enjoyment of the leased premises upon payment of rent and compliance with the covenants and agreements contained herein and upon complying with all city laws and ordinances applicable to the leased premises.

      11. PARKING: Landlord will provide for use by the Tenant, its employees, customers and visitors space for parking automobiles in the parking facilities provided by Landlord. Landlord agrees to maintain such parking facilities and provide snow removal. Landlord reserves the right to designate and locate parking spaces for Tenant and to establish reasonable rules and regulations with respect to parking.

      12. ALTERATIONS AND REDECORATING: Tenant shall not make any alterations, additions or improvements to the interior or exterior of the leased premises, or redecorate the interior of the leased premises, without Landlord's prior written consent.

      Unless the Landlord consents to their removal, all non-trade fixtures and improvements become Landlord's property, provided, however, Landlord shall have the right to request their removal upon the termination of this Lease, in which case Tenant shall be responsible for the cost of such removal. In the event Landlord consents or requests removal, Tenant shall be responsible for repair of any damage to the premises resulting from such removal.

      13. SIGNS: Tenant shall not erect, place or maintain any sign, awning or advertising matter on the exterior of the building without prior written consent of Landlord. Tenant shall be responsible for the maintenance and repair of such sign, awning or advertising matter. Building signs shall be in the form of letters illuminated from inside fabricated from .060 aluminum with 3/16 acrylic faces. Interior illumination shall be by neon lighting. Letters shall be mounted on aluminum raceway and installed on building fascia with non-corrosive fasteners. Overall length of signs shall not exceed 70% of the storefront footage. Height of letters shall not exceed 24 inches. Landlord consent: Landlord to place Tenant's name on building directory.

      14. MAINTENANCE AND REPAIRS: Tenant shall be responsible for all maintenance and repairs to the leased premises except for maintenance and repairs to major electric and HVAC systems. Landlord will be responsible for all of the maintenance and repair of the exterior of the premises including landscaping and snow removal.

      15. INSURANCE: Tenant shall carry public liability insurance with minimum limits of $500,000 for personal injury and $100,000 for property damage and such policy shall designate the Landlord as an additional insured. Tenant shall insure its leasehold fixtures, inventory, merchandise and personal property for an amount equal to the replacement cost.

      16.  UNTENANTABILITY BY FIRE OR OTHER CASUALTY:
           A. If the leased premises, a part thereof, or a part of the building are destroyed or damaged by fire or other casualty, and Landlord elects not to repair such damage, Landlord may terminate this Lease by notice to Tenant within thirty (30) days after the date of such fire or other casualty, and all rents as provided in this Lease shall be prorated to the date of such fire or other casualty.
           B. In the event the leased premises, a part thereof, or a part of the building are destroyed or damaged by fire or other casualty and the Landlord elects to rebuild or restore the damaged premises, this Lease shall not terminate and Landlord shall repair the premises at Landlord's expense and all rents or a just portion thereof considering the nature and extent of the damages sustained to the leased premises, shall abate until the leased premises have been repaired or restored by the Landlord.

      17.  ASSIGNMENT OF LEASE:
           A. By Tenant. Tenant shall not assign this Lease or sublet the leased premises or permit any transfer thereof by operation of law without the prior written consent of Landlord, such consent not to be reasonably withheld.
           B. By Landlord. Landlord may assign Landlord's interest in this Lease in connection with a sale or transfer of title to the real estate or for the purpose of mortgaging the premises. Tenant agrees that this Lease shall be subordinate to any mortgage placed upon the premises by Landlord provided that such subordination shall not affect Tenant's rights to possession of the premises under the terms of this Lease.

      18.  RIGHTS AND REMEDIES:
           A. Cumulative. All rights and remedies shall be cumulative and shall not exclude any right allowed by law.
           B. Defaults. If Tenant defaults in the payment of rent or of any of the covenants and agreements of this Lease with such defaults continuing for a period of ten (10) days after written notice thereof or if the Tenant abandons the leased premises, Landlord may at its election terminate the Lease and/or terminate Tenant's right to possession of the leased premises. Landlord may institute an action for possession of the leased premises. Action by the Landlord pursuant to this paragraph shall not relieve the Tenant from any damages recoverable by law because of Tenant's default including, but not limited to, Tenant's obligation to pay rental as provided in this Lease.
           C. Landlord's Right to Enter Premises. Landlord shall have the right to enter Tenant's premises at reasonable times and to show the premises during the last six (6) months of the lease term.
           D. Surrender of Possession. Tenant agrees that upon termination of this Lease in any manner or for any cause, to surrender possession to the Landlord in as good a condition as when Tenant took possession, ordinary wear and tear excepted. In the event Tenant holds over after termination, the tenancy created shall be a month-to-month tenancy.
           E. Notices. Notices may be reserved personally or by certified or registered mail addressed to the Landlord at his principal place of business or to the Tenant at 5301 East State Street, Rockford, Illinois.
           F. Attorney's Fees and Costs. In the event of default by Tenant of any of the provisions of this Lease, Tenant shall be responsible for reasonable attorney's fees, expenses, and costs incurred by the Landlord as a result of such default.

      19. MISCELLANOUS: Tenant's first month rental obligation of $652.00 shall be due and payable upon the execution of this Lease.

      20. COMPLETE AGREEMENT: The parties agree that this Lease constitutes the entire agreement between the Landlord and Tenant and upon execution hereof shall be binding upon the successors and assigns of the parties hereto.

      21.  ADDITIONAL PROVISIONS:                            .

      IN WITNESS WHEREOF, the Landlord and Tenant have respectively executed this Lease on the day and year first above written.


 LANDLORD:                          TENANT:

 ABIDON, INC.                       ACCURATE MORTGAGE SERVICES,
                                    INC.

 By:  Stanley Miller                By:  Joseph Giuliano
      Secretary,                         President



                                    -----------------------------------------
                                                               , individually



 PREPARED BY:
 Attorney Nancy Hyzer
 HYZER, HYZER & ZIMMERMAN
 855 North Madison Street
 Rockford, IL 61107
 (815) 965-3600

 ****************************************************************************

                                                                     EX-10.21

                                  L E A S E

      THIS LEASE made this 11th day of April, 2001, by and between:

      ABIDON, INC.,
      hereinafter referred to as -----------------------------------LANDLORD,

           -and-

      ADP, INC.,
      hereinafter referred to as -------------------------------------TENANT.

                             W I T N E S S E T H:

      1. LEASED PREMISES: Landlord, in consideration of the rents provided herein and the covenants and agreements contained herein, leases to Tenant and Tenant leases from Landlord, the following described premises (hereinafter referred to as "leased premises"):

      Commonly known as 5301 East State Street, Rockford, Illinois

      Approximately 220 square feet of space, being approximately 11 feet in width and 20 feet in depth, in the New Towne Plaza II, a Shopping Center, located in Rockford, Illinois, which premises are known as Store Space No. 215BA The boundaries and location of the leased premises are outlined on the site plan of the second floor of the shopping center which is marked Exhibit "A" and attached hereto and incorporated herein by reference.

      2. USE OF ADDITIONAL AREAS: The use and occupation by the Tenant of the leased premises shall include the use in common with others entitled thereto of the common areas, parking areas, driveway and sidewalks as shown on Exhibit "B" which is attached hereto and incorporated herein by reference, and other facilities as may be designated from time to time by the Landlord, subject, however, to the terms and conditions of this Lease and to reasonable rules and regulations for the use thereof as prescribed from time to time by the Landlord.

      3. TERM OF LEASE: The term of this Lease shall commence May 1, 2001, and shall continue for a period of One (1) year and shall terminate on April 30, 2002.

      4. OPTION TO EXTEND: Tenant is granted the option to renew this lease for an additional One (1) year term upon the giving of six month's written notice to Landlord prior to the expiration of the original lease term. The base rental for the option period shall be increased by -0- ($-0-) Dollars per square foot of the leased premises. In addition, during the option period Tenant shall pay as additional rental Tenant's pro rata share for taxes, utilities and operating expenses in accordance with Paragraph 6 of this Lease.

      5. RENT: During the term of this Lease, Tenant shall pay rent in the amount of Two Hundred Thirty Eight & 33/100 ($238.00) Dollars per month without any deductions or set-off unless otherwise provided herein in advance of the first day of each month commencing May 1, 2001 and monthly thereafter during the term of this Lease with such rent payable at the office of the Landlord.

      If the Tenant takes possession of the leased premises after the first day of the month, Tenant shall pay a fractional share of the month's rent, prorated on a per diem basis.

      6. TAXES AND ASSESSMENTS: Landlord shall pay all real estate taxes and assessments which may be levied upon such premises during the term of this Lease.

      7. UTILITIES AND SERVICES: Landlord shall pay utilities including heat, air conditioning, electricity, gas, water, garbage, sewer and waste removal in connection with the use and occupancy of the premises.

      8. LATE CHARGES: If Tenant fails to pay rent due within 10 days of due date, there shall be a late charge penalty of 5% of the monthly rental assessed against Tenant and such unpaid amount shall bear interest from the due date thereof to the date of payment at the rate of Eighteen (18%) percent per annum.

      9. CONDITION OF THE PREMISES: Landlord and Tenant agree that the leased premises shall be in tenantable condition at the commencement of the term of this Lease. Carpeted floors, drywall perimeter walls, (painted) suspended ceiling, one lay in trofter for each 100 feet, one receptacle each 20 feet, sprinkler system, separate meters for heating, air conditioning and electric, one-switch per room, receptacles without switches, no lights in closets. Floor plan as per Exhibit "C".

      10. USE OF THE PREMISES: Tenant shall use the premises during the term hereof for the following purposes only: General Office. Tenant shall be entitled to peaceable and quiet enjoyment of the leased premises upon payment of rent and compliance with the covenants and agreements contained herein and upon complying with all city laws and ordinances applicable to the leased premises.

      11. PARKING: Landlord will provide for use by the Tenant, its employees, customers and visitors space for parking automobiles in the parking facilities provided by Landlord. Landlord agrees to maintain such parking facilities and provide snow removal. Landlord reserves the right to designate and locate parking spaces for Tenant and to establish reasonable rules and regulations with respect to parking.

      12. ALTERATIONS AND REDECORATING: Tenant shall not make any alterations, additions or improvements to the interior or exterior of the leased premises, or redecorate the interior of the leased premises, without Landlord's prior written consent * which shall not be unreasonably withheld.

      Unless the Landlord consents to their removal, all non-trade fixtures and improvements become Landlord's property, provided, however, Landlord shall have the right to request their removal upon the termination of this Lease, in which case Tenant shall be responsible for the cost of such removal. In the event Landlord consents or requests removal, Tenant shall be responsible for repair of any damage to the premises resulting from such removal.

      13. SIGNS: Tenant shall not erect, place or maintain any sign, awning or advertising matter on the exterior of the building without prior written consent of Landlord. Tenant shall be responsible for the maintenance and repair of such sign, awning or advertising matter. Building signs shall be in the form of letters illuminated from inside fabricated from .060 aluminum with 3/16 acrylic faces. Interior illumination shall be by neon lighting. Letters shall be mounted on aluminum raceway and installed on building fascia with non-corrosive fasteners. Overall length of signs shall not exceed 70% of the storefront footage. Height of letters shall not exceed 24 inches. Landlord consent: Landlord to place Tenant's name on building directory.

      14. MAINTENANCE AND REPAIRS: Tenant shall be responsible for all maintenance and repairs to the leased premises except for maintenance and repairs to major electric and HVAC systems. Landlord will be responsible for all of the maintenance and repair of the exterior of the premises including landscaping and snow removal.

      15. INSURANCE: Tenant shall carry public liability insurance with minimum limits of $500,000 for personal injury and $100,000 for property damage and such policy shall designate the Landlord as an additional insured. Tenant shall insure its leasehold fixtures, inventory, merchandise and personal property for an amount equal to the replacement cost.

      16.  UNTENANTABILITY BY FIRE OR OTHER CASUALTY:
           A. If the leased premises, a part thereof, or a part of the building are destroyed or damaged by fire or other casualty, and Landlord elects not to repair such damage, Landlord may terminate this Lease by notice to Tenant within thirty (30) days after the date of such fire or other casualty, and all rents as provided in this Lease shall be prorated to the date of such fire or other casualty.
           B. In the event the leased premises, a part thereof, or a part of the building are destroyed or damaged by fire or other casualty and the Landlord elects to rebuild or restore the damaged premises, this Lease shall not terminate and Landlord shall repair the premises at Landlord's expense and all rents or a just portion thereof considering the nature and extent of the damages sustained to the leased premises, shall abate until the leased premises have been repaired or restored by the Landlord.

      17.  ASSIGNMENT OF LEASE:
           A. By Tenant. Tenant shall not assign this Lease or sublet the leased premises or permit any transfer thereof by operation of law without the prior written consent of Landlord, such consent not to be reasonably withheld.
           B. By Landlord. Landlord may assign Landlord's interest in this Lease in connection with a sale or transfer of title to the real estate or for the purpose of mortgaging the premises. Tenant agrees that this Lease shall be subordinate to any mortgage placed upon the premises by Landlord provided that such subordination shall not affect Tenant's rights to possession of the premises under the terms of this Lease.

      18.  RIGHTS AND REMEDIES:
           A. Cumulative. All rights and remedies shall be cumulative and shall not exclude any right allowed by law.
           B. Defaults. If Tenant defaults in the payment of rent or of any of the covenants and agreements of this Lease with such defaults continuing for a period of ten (10) days after written notice thereof or if the Tenant abandons the leased premises,* Landlord may at its election terminate the Lease and/or terminate Tenant's right to possession of the leased premises. Landlord may institute an action for possession of the leased premises. Action by the Landlord pursuant to this paragraph shall not relieve the Tenant from any damages recoverable by law because of Tenant's default including, but not limited to, Tenant's obligation to pay rental as provided in this Lease. * without continuing to make the required payments hereunder.
           C. Landlord's Right to Enter Premises. Landlord shall have the right to enter Tenant's premises at reasonable times and to show the premises during the last six (6) months of the lease term. * with prior notice.
           D. Surrender of Possession. Tenant agrees that upon termination of this Lease in any manner or for any cause, to surrender possession to the Landlord in as good a condition as when Tenant took possession, ordinary wear and tear * excepted. In the event Tenant holds over after termination, the tenancy created shall be a month-to-month tenancy. * Fire and other casualty.
           E. Notices. Notices may be reserved personally or by certified or registered mail addressed to the Landlord at his principal place of business or to the Tenant at One ADP Blvd., Roseland, NJ 07068, Attn:
 General Counsel.
           F. Attorney's Fees and Costs. In the event of default by Tenant of any of the provisions of this Lease, Tenant shall be responsible for reasonable attorney's fees, expenses, and costs incurred by the Landlord as a result of such default.

      19. MISCELLANOUS: Tenant's first month rental obligation of $238.33 shall be due and payable upon the execution of this Lease.

      20. COMPLETE AGREEMENT: The parties agree that this Lease constitutes the entire agreement between the Landlord and Tenant and upon execution hereof shall be binding upon the successors and assigns of the parties hereto.

      21.  ADDITIONAL PROVISIONS:                            .

      IN WITNESS WHEREOF, the Landlord and Tenant have respectively executed this Lease on the day and year first above written.


 LANDLORD:                          TENANT:

 ABIDON, INC.                       ADP, INC.

 By:  Stanley Miller                By:  James B. Benson
      Secretary,                         President






 PREPARED BY:
 Attorney Nancy Hyzer
 HYZER, HYZER & ZIMMERMAN
 855 North Madison Street
 Rockford, IL 61107
 (815) 965-3600

 ****************************************************************************

                                                                     EX-10.22

                                  L E A S E

      THIS LEASE made this 26th day of May, 1999, by and between:

      STATE STREET INVESTORS OF ROCKFORD, INC., hereinafter referred to as -----------------------------------LANDLORD,

           -and-

      AMERICAN REPUBLIC INSURANCE,
      hereinafter referred to as -------------------------------------TENANT.

                             W I T N E S S E T H:

      1. LEASED PREMISES: Landlord, in consideration of the rents provided herein and the covenants and agreements contained herein, leases to Tenant and Tenant leases from Landlord, the following described premises (hereinafter referred to as "leased premises"):

      Commonly known as 5301 East State Street, Rockford, Illinois

      Approximately 1342 square feet of space, being approximately 25 plus 17.5' x 5.3' feet in width and 50 feet in depth, in the New Towne Plaza II, a Shopping Center, located in Rockford, Illinois, which premises are known as Store Space No. 116. The boundaries and location of the leased premises are outlined on the site plan of the first floor of the shopping center which is marked Exhibit "A" and attached hereto and incorporated herein by reference.

      2. USE OF ADDITIONAL AREAS: The use and occupation by the Tenant of the leased premises shall include the use in common with others entitled thereto of the common areas, parking areas, driveway and sidewalks as shown on Exhibit "B" which is attached hereto and incorporated herein by reference, and other facilities as may be designated from time to time by the Landlord, subject, however, to the terms and conditions of this Lease and to reasonable rules and regulations for the use thereof as prescribed from time to time by the Landlord.

      3. TERM OF LEASE: The term of this Lease shall commence July 1, 1999 and shall continue for a period of Three (3) years and shall terminate on June 30, 2002.

      4. OPTION TO EXTEND: Tenant is granted the option to renew this lease for an additional Three (3) year term upon the giving of six month's written notice to Landlord prior to the expiration of the original lease term. The base rental for the option period shall be increased by One ($1.00) Dollar per square foot of the leased premises. In addition, during the option period Tenant shall pay as additional rental Tenant's pro rata share for taxes, utilities and operating expenses in accordance with Paragraph 6 of this Lease.

      5. RENT: During the term of this Lease, Tenant shall pay rent in the amount of Eight Hundred Thirty Eight & 75/100 ($838.75) Dollars per month without any deductions or set-off unless otherwise provided herein in advance of the first day of each month commencing July 1, 1999 and monthly thereafter during the term of this Lease with such rent payable at the office of the Landlord.

      If the Tenant takes possession of the leased premises after the first day of the month, Tenant shall pay a fractional share of the month's rent, prorated on a per diem basis.

      6. ADDITIONAL RENTS: In addition to the base rent, Tenant shall pay to Landlord during the term of this Lease additional rents for such costs and services as set forth below which rents may be adjusted at least annually. For purpose of the additional rents, the Tenant's pro rata share shall be .01529 percent (.01529%). Tenant's share has been calculated by computing the percentage of Tenant's leased square footage to the total leasable square footage in the building. In addition, such percentage has been adjusted in accordance with the location of Tenant's space in the building. First floor tenants pay twice as much per square foot of leased space as Tenants on the second and third floors and lower levels. Initially, Tenants whose leased space is located on the first floor shall pay Four ($4.00) Dollars per leased square foot for the first year. The maximum amount to be paid by Tenant in any one year during the term of this Lease is Five Dollars and no/100ths ($5.00) per leased square foot for the space located on the first floor. Such additional rent shall be applied to the following property costs and services.

           A. TAXES: Tenant agrees to pay to Landlord its pro rata share of the general real property taxes and assessments which have been levied or assessed upon such premises for each calendar year or fraction thereof.

           B. UTILITY COSTS: Tenant shall be solely responsible for all charges for public utilities, whether furnished by Landlord or otherwise, and including, but not limited to, gas, electricity, sewer, water and heat.

           In addition, Tenant agrees to pay to Landlord its pro rata share of all charges for public utilities including, but not limited to, sewer, water, gas, electricity, and any other utilities used upon or furnished to the parking lot or common areas or any non Tenant areas of center.

           C. MAINTENANCE, SECURITY AND OPERATION: Tenant agrees to pay to Landlord its pro rata share of all common area maintenance and security expense, parking lot maintenance expense, and all maintenance and security expense of common area of center, including, but not limited to, gardening and landscaping, the cost of public liability and property damage insurance, repairs, replacements, line painting, lighting, sanitary control, removal of snow, trash, rubbish, and garbage, and ten (10%) percent of all the costs included as operating costs to cover the Landlord's administrative and overhead costs. Operating costs shall also include the cost of repairing, maintaining, cleaning and painting the exteriors of the building and the interior common area facilities.

      7. LATE CHARGES: If Tenant fails to pay rent due within 10 days of due date, there shall be a late charge penalty of 5% of the monthly rental assessed against Tenant and such unpaid amount shall bear interest from the due date thereof to the date of payment at the rate of Eighteen (18%) percent per annum.

      8. NET LEASE: Landlord shall not be required to or expected to incur or sustain any expense in and about the leased premises throughout the term of this Lease.

      9. CONDITION OF THE PREMISES: Landlord and Tenant agree that the leased premises shall be in tenantable condition at the commencement of the term of this Lease. Carpeted floors, drywall perimeter walls, (painted) suspended ceiling, one lay in trofter for each 100 feet, one receptacle each 20 feet, sprinkler system, separate meters for heating, air conditioning and electric, one-switch per room, receptacles without switches, no lights in closets. Floor plan as per Exhibit "C".

      10. USE OF THE PREMISES: Tenant shall use the premises during the term hereof for the following purposes only: General Office. Tenant shall be entitled to peaceable and quiet enjoyment of the leased premises upon payment of rent and compliance with the covenants and agreements contained herein and upon complying with all city laws and ordinances applicable to the leased premises.

      11. PARKING: Landlord will provide for use by the Tenant, its employees, customers and visitors space for parking automobiles in the parking facilities provided by Landlord. Landlord agrees to maintain such parking facilities and provide snow removal. Landlord reserves the right to designate and locate parking spaces for Tenant and to establish reasonable rules and regulations with respect to parking.

      12. ALTERATIONS AND REDECORATING: Tenant shall not make any alterations, additions or improvements to the interior or exterior of the leased premises, or redecorate the interior of the leased premises, without Landlord's prior written consent.

      Unless the Landlord consents to their removal, all non-trade fixtures and improvements become Landlord's property, provided, however, Landlord shall have the right to request their removal upon the termination of this Lease, in which case Tenant shall be responsible for the cost of such removal. In the event Landlord consents or requests removal, Tenant shall be responsible for repair of any damage to the premises resulting from such removal.

      13. SIGNS: Tenant shall not erect, place or maintain any sign, awning or advertising matter on the exterior of the building without prior written consent of Landlord. Tenant shall be responsible for the maintenance and repair of such sign, awning or advertising matter. Building signs shall be in the form of letters illuminated from inside fabricated from .060 aluminum with 3/16 acrylic faces. Interior illumination shall be by neon lighting. Letters shall be mounted on aluminum raceway and installed on building fascia with non-corrosive fasteners. Overall length of signs shall not exceed 70% of the storefront footage. Height of letters shall not exceed 24 inches. Landlord consent: Landlord to place Tenant's name on building directory.

      14. MAINTENANCE AND REPAIRS: Tenant shall be responsible for all maintenance and repairs to the leased premises.

      15. INSURANCE: Tenant shall carry public liability insurance with minimum limits of $500,000 for personal injury and $100,000 for property damage and such policy shall designate the Landlord as an additional insured. Tenant shall insure its leasehold fixtures, inventory, merchandise and personal property for an amount equal to the replacement cost.

      Landlord shall obtain and Tenant shall pay its pro rata share of the premium for fire and extended coverage insurance, liability insurance, and plate glass insurance.

      16.  UNTENANTABILITY BY FIRE OR OTHER CASUALTY:
           A. If the leased premises, a part thereof, or a part of the building are destroyed or damaged by fire or other casualty, and Landlord elects not to repair such damage, Landlord may terminate this Lease by notice to Tenant within thirty (30) days after the date of such fire or other casualty, and all rents as provided in this Lease shall be prorated to the date of such fire or other casualty.
           B. In the event the leased premises, a part thereof, or a part of the building are destroyed or damaged by fire or other casualty and the Landlord elects to rebuild or restore the damaged premises, this Lease shall not terminate and Landlord shall repair the premises at Landlord's expense and all rents or a just portion thereof considering the nature and extent of the damages sustained to the leased premises, shall abate until the leased premises have been repaired or restored by the Landlord.

      17.  ASSIGNMENT OF LEASE:
           A. By Tenant. Tenant shall not assign this Lease or sublet the leased premises or permit any transfer thereof by operation of law without the prior written consent of Landlord, such consent not to be reasonably withheld.
           B. By Landlord. Landlord may assign Landlord's interest in this Lease in connection with a sale or transfer of title to the real estate or for the purpose of mortgaging the premises. Tenant agrees that this Lease shall be subordinate to any mortgage placed upon the premises by Landlord provided that such subordination shall not affect Tenant's rights to possession of the premises under the terms of this Lease.

      18.  RIGHTS AND REMEDIES:
           A. Cumulative. All rights and remedies shall be cumulative and shall not exclude any right allowed by law.
           B. Defaults. If Tenant defaults in the payment of rent or of any of the covenants and agreements of this Lease with such defaults continuing for a period of ten (10) days after written notice thereof or if the Tenant abandons the leased premises, Landlord may at its election terminate the Lease and/or terminate Tenant's right to possession of the leased premises. Landlord may institute an action for possession of the leased premises. Action by the Landlord pursuant to this paragraph shall not relieve the Tenant from any damages recoverable by law because of Tenant's default including, but not limited to, Tenant's obligation to pay rental as provided in this Lease.
           C. Landlord's Right to Enter Premises. Landlord shall have the right to enter Tenant's premises at reasonable times and to show the premises during the last six (6) months of the lease term.
           D. Surrender of Possession. Tenant agrees that upon termination of this Lease in any manner or for any cause, to surrender possession to the Landlord in as good a condition as when Tenant took possession, ordinary wear and tear excepted. In the event Tenant holds over after termination, the tenancy created shall be a month-to-month tenancy.
           E. Notices. Notices may be reserved personally or by certified or registered mail addressed to the Landlord at his principal place of business or to the Tenant at 5301 East State Street, Rockford, Illinois.
           F. Attorney's Fees and Costs. In the event of default by Tenant of any of the provisions of this Lease, Tenant shall be responsible for reasonable attorney's fees, expenses, and costs incurred by the Landlord as a result of such default.

      19. MISCELLANOUS: Tenant's first month rental obligation as set forth below shall be due and payable upon the execution of this Lease.

           Base Rent           $  838.75
           Additional Rent     $  447.33
           Total Monthly Rent  $ 1286.08

      20. COMPLETE AGREEMENT: The parties agree that this Lease constitutes the entire agreement between the Landlord and Tenant and upon execution hereof shall be binding upon the successors and assigns of the parties hereto.

      21. ADDITIONAL PROVISIONS: Tanning beds are not allowed in the leased space during the term of this Lease.

      IN WITNESS WHEREOF, the Landlord and Tenant have respectively executed this Lease on the day and year first above written.


 LANDLORD:                               TENANT:

 STATE STREET INVESTORS OF ROCKFORD,     AMERICAN REPUBLIC INSURANCE
 INC.

 By:  Stanley Miller                     By:       D. J. Barakat

      Secretary,



 PREPARED BY:
 Attorney Nancy Hyzer
 HYZER, HYZER & ZIMMERMAN                Douglas J. Barakat
 855 North Madison Street                Sr. Vice President, individually
 Rockford, IL 61107
 (815) 965-3600

 ****************************************************************************

                                                                     EX-10.23

                                  L E A S E

      THIS LEASE made this 14th day of March, 2001, by and between:

      ABIDON, INC.,
      hereinafter referred to as -----------------------------------LANDLORD,

           -and-

      APPRAISAL SERVICE,
      hereinafter referred to as -------------------------------------TENANT.

                             W I T N E S S E T H:

      1. LEASED PREMISES: Landlord, in consideration of the rents provided herein and the covenants and agreements contained herein, leases to Tenant and Tenant leases from Landlord, the following described premises (hereinafter referred to as "leased premises"):

      Commonly known as 5301 East State Street, Rockford, Illinois

      Approximately 1800 square feet of space, being approximately 37 feet in width and 50 feet in depth, in the New Towne Plaza II, a Shopping Center, located in Rockford, Illinois, which premises are known as Store Space No. 312 & 313. The boundaries and location of the leased premises are outlined on the site plan of the third floor of the shopping center which is marked Exhibit "A" and attached hereto and incorporated herein by reference.

      2. USE OF ADDITIONAL AREAS: The use and occupation by the Tenant of the leased premises shall include the use in common with others entitled thereto of the common areas, parking areas, driveway and sidewalks as shown on Exhibit "B" which is attached hereto and incorporated herein by reference, and other facilities as may be designated from time to time by the Landlord, subject, however, to the terms and conditions of this Lease and to reasonable rules and regulations for the use thereof as prescribed from time to time by the Landlord.

      3. TERM OF LEASE: The term of this Lease shall commence May 1, 2001, and shall continue for a period of Three (3) years and shall terminate on April 30, 2004.

      4. OPTION TO EXTEND: Tenant is granted the option to renew this lease for an additional Three (3) year term upon the giving of six month's written notice to Landlord prior to the expiration of the original lease term. The base rental for the option period shall be increased by One ($1.00) Dollar per square foot of the leased premises. In addition, during the option period Tenant shall pay as additional rental Tenant's pro rata share for taxes, utilities and operating expenses in accordance with Paragraph 6 of this Lease.

      5. RENT: During the term of this Lease, Tenant shall pay rent in the amount of One Thousand Two Hundred Fifteen & no/100 ($1,215.00) Dollars per month without any deductions or set-off unless otherwise provided herein in advance of the first day of each month commencing May 1, 2001 and monthly thereafter during the term of this Lease with such rent payable at the office of the Landlord.

      If the Tenant takes possession of the leased premises after the first day of the month, Tenant shall pay a fractional share of the month's rent, prorated on a per diem basis.

      6. ADDITIONAL RENTS: In addition to the base rent, Tenant shall pay to Landlord during the term of this Lease additional rents for such costs and services as set forth below which rents may be adjusted at least annually. For purpose of the additional rents, the Tenant's pro rata share shall be .01102 percent (.01102%). Tenant's share has been calculated by computing the percentage of Tenant's leased square footage to the total leasable square footage in the building. In addition, such percentage has been adjusted in accordance with the location of Tenant's space in the building. First floor tenants pay twice as much per square foot of leased space as Tenants on the second and third floors and lower levels.
 Initially, Tenants whose leased space is located on the first floor shall pay Four ($4.00) Dollars per leased square foot for the first year and those Tenants located on the second floor, third floor and the lower level shall pay Two Dollars and 25/100ths ($2.25) per leased square foot for the first year. The maximum amount to be paid by Tenant in any one year during the term of this Lease is Five Dollars and 00/100ths ($5.00) per leased square foot for the space located on the first floor and Two Dollars and 75/100ths ($2.75) per leased square foot for the space located on the second and third floors. Such additional rent shall be applied to the following property costs and services.

           A. TAXES: Tenant agrees to pay to Landlord its pro rata share of the general real property taxes and assessments which have been levied or assessed upon such premises for each calendar year or fraction thereof.

           B. UTILITY COSTS: Tenant shall be solely responsible for all charges for public utilities, whether furnished by Landlord or otherwise, and including, but not limited to, gas, electricity, sewer, water and heat.

           In addition, Tenant agrees to pay to Landlord its pro rata share of all charges for public utilities including, but not limited to, sewer, water, gas, electricity, and any other utilities used upon or furnished to the parking lot or common areas or any non Tenant areas of center.

           C. MAINTENANCE, SECURITY AND OPERATION: Tenant agrees to pay to Landlord its pro rata share of all common area maintenance and security expense, parking lot maintenance expense, and all maintenance and security expense of common area of center, including, but not limited to, gardening and landscaping, the cost of public liability and property damage insurance, repairs, replacements, line painting, lighting, sanitary control, removal of snow, trash, rubbish, and garbage, and ten (10%) percent of all the costs included as operating costs to cover the Landlord's administrative and overhead costs. Operating costs shall also include the cost of repairing, maintaining, cleaning and painting the exteriors of the building and the interior common area facilities.

      7. LATE CHARGES: If Tenant fails to pay rent due within 10 days of due date, there shall be a late charge penalty of 5% of the monthly rental assessed against Tenant and such unpaid amount shall bear interest from the due date thereof to the date of payment at the rate of Eighteen (18%) percent per annum.

      8. NET LEASE: Landlord shall not be required to or expected to incur or sustain any expense in and about the leased premises throughout the term of this Lease.

      9. CONDITION OF THE PREMISES: Landlord and Tenant agree that the leased premises shall be in tenantable condition at the commencement of the term of this Lease. Carpeted floors, drywall perimeter walls, (painted) suspended ceiling, one lay in trofter for each 100 feet, one receptacle each 20 feet, sprinkler system, separate meters for heating, air conditioning and electric, one-switch per room, receptacles without switches, no lights in closets. Floor plan as per Exhibit "C".

      10. USE OF THE PREMISES: Tenant shall use the premises during the term hereof for the following purposes only: General Office. Tenant shall be entitled to peaceable and quiet enjoyment of the leased premises upon payment of rent and compliance with the covenants and agreements contained herein and upon complying with all city laws and ordinances applicable to the leased premises.

      11. PARKING: Landlord will provide for use by the Tenant, its employees, customers and visitors space for parking automobiles in the parking facilities provided by Landlord. Landlord agrees to maintain such parking facilities and provide snow removal. Landlord reserves the right to designate and locate parking spaces for Tenant and to establish reasonable rules and regulations with respect to parking.

      12. ALTERATIONS AND REDECORATING: Tenant shall not make any alterations, additions or improvements to the interior or exterior of the leased premises, or redecorate the interior of the leased premises, without Landlord's prior written consent.

      Unless the Landlord consents to their removal, all non-trade fixtures and improvements become Landlord's property, provided, however, Landlord shall have the right to request their removal upon the termination of this Lease, in which case Tenant shall be responsible for the cost of such removal. In the event Landlord consents or requests removal, Tenant shall be responsible for repair of any damage to the premises resulting from such removal.

      13. SIGNS: Tenant shall not erect, place or maintain any sign, awning or advertising matter on the exterior of the building without prior written consent of Landlord. Tenant shall be responsible for the maintenance and repair of such sign, awning or advertising matter. Building signs shall be in the form of letters illuminated from inside fabricated from .060 aluminum with 3/16 acrylic faces. Interior illumination shall be by neon lighting. Letters shall be mounted on aluminum raceway and installed on building fascia with non-corrosive fasteners. Overall length of signs shall not exceed 70% of the storefront footage. Height of letters shall not exceed 24 inches. Landlord consent: Landlord to place Tenant's name on building directory.

      14. MAINTENANCE AND REPAIRS: Tenant shall be responsible for all maintenance and repairs to the leased premises except for maintenance and repairs to major electrical and HVAC systems.

      15. INSURANCE: Tenant shall carry public liability insurance with minimum limits of $500,000 for personal injury and $100,000 for property damage and such policy shall designate the Landlord as an additional insured. Tenant shall insure its leasehold fixtures, inventory, merchandise and personal property for an amount equal to the replacement cost.

      Landlord shall obtain and Tenant shall pay its pro rata share of the premium for fire and extended coverage insurance, liability insurance, and plate glass insurance.

      16.  UNTENANTABILITY BY FIRE OR OTHER CASUALTY:
           A. If the leased premises, a part thereof, or a part of the building are destroyed or damaged by fire or other casualty, and Landlord elects not to repair such damage, Landlord may terminate this Lease by notice to Tenant within thirty (30) days after the date of such fire or other casualty, and all rents as provided in this Lease shall be prorated to the date of such fire or other casualty.
           B. In the event the leased premises, a part thereof, or a part of the building are destroyed or damaged by fire or other casualty and the Landlord elects to rebuild or restore the damaged premises, this Lease shall not terminate and Landlord shall repair the premises at Landlord's expense and all rents or a just portion thereof considering the nature and extent of the damages sustained to the leased premises, shall abate until the leased premises have been repaired or restored by the Landlord.

      17.  ASSIGNMENT OF LEASE:
           A. By Tenant. Tenant shall not assign this Lease or sublet the leased premises or permit any transfer thereof by operation of law without the prior written consent of Landlord, such consent not to be reasonably withheld.
           B. By Landlord. Landlord may assign Landlord's interest in this Lease in connection with a sale or transfer of title to the real estate or for the purpose of mortgaging the premises. Tenant agrees that this Lease shall be subordinate to any mortgage placed upon the premises by Landlord provided that such subordination shall not affect Tenant's rights to possession of the premises under the terms of this Lease.

      18.  RIGHTS AND REMEDIES:
           A. Cumulative. All rights and remedies shall be cumulative and shall not exclude any right allowed by law.
           B. Defaults. If Tenant defaults in the payment of rent or of any of the covenants and agreements of this Lease with such defaults continuing for a period of ten (10) days after written notice thereof or if the Tenant abandons the leased premises, Landlord may at its election terminate the Lease and/or terminate Tenant's right to possession of the leased premises. Landlord may institute an action for possession of the leased premises. Action by the Landlord pursuant to this paragraph shall not relieve the Tenant from any damages recoverable by law because of Tenant's default including, but not limited to, Tenant's obligation to pay rental as provided in this Lease.
           C. Landlord's Right to Enter Premises. Landlord shall have the right to enter Tenant's premises at reasonable times and to show the premises during the last six (6) months of the lease term.
           D. Surrender of Possession. Tenant agrees that upon termination of this Lease in any manner or for any cause, to surrender possession to the Landlord in as good a condition as when Tenant took possession, ordinary wear and tear excepted. In the event Tenant holds over after termination, the tenancy created shall be a month-to-month tenancy.
           E. Notices. Notices may be reserved personally or by certified or registered mail addressed to the Landlord at his principal place of business or to the Tenant at 5301 East State Street, Rockford, Illinois.
           F. Attorney's Fees and Costs. In the event of default by Tenant of any of the provisions of this Lease, Tenant shall be responsible for reasonable attorney's fees, expenses, and costs incurred by the Landlord as a result of such default.

      19. MISCELLANOUS: Tenant's first month rental obligation as set forth below shall be due and payable upon the execution of this Lease.

           Base Rent           $ 1215.00
           Additional Rent     $  337.50
           Total Monthly Rent  $ 1552.50

      20. COMPLETE AGREEMENT: The parties agree that this Lease constitutes the entire agreement between the Landlord and Tenant and upon execution hereof shall be binding upon the successors and assigns of the parties hereto.

      21.  ADDITIONAL PROVISIONS:                            .

      IN WITNESS WHEREOF, the Landlord and Tenant have respectively executed this Lease on the day and year first above written.


 LANDLORD:                          TENANT:

 ABIDON, INC.                       APPRAISAL SERVICES

 By:  Stanley Miller                By:
      Secretary,



                                    -----------------------------------------
                                                               , individually



 PREPARED BY:
 Attorney Nancy Hyzer
 HYZER, HYZER & ZIMMERMAN
 855 North Madison Street
 Rockford, IL 61107
 (815) 965-3600

 ****************************************************************************

                                                                     EX-10.24

                                  L E A S E

      THIS LEASE made this 16th day of December, 1992, by and between:

      STATE STREET INVESTORS OF ROCKFORD, INC., hereinafter referred to as -----------------------------------LANDLORD,

           -and-

      ASH EQUIPMENT COMPANY,
      hereinafter referred to as -------------------------------------TENANT.

                             W I T N E S S E T H:

      1. LEASED PREMISES: Landlord, in consideration of the rents provided herein and the covenants and agreements contained herein, leases to Tenant and Tenant leases from Landlord, the following described premises (hereinafter referred to as "leased premises"):

      Commonly known as 5301 East State Street, Rockford, Illinois

      Approximately 124 square feet of space, being approximately 11 feet in width and 11'4" feet in depth, in the New Towne Plaza II, a Shopping Center, located in Rockford, Illinois, which premises are known as Store Space No. 215C. The boundaries and location of the leased premises are outlined on the site plan of the second floor of the shopping center which is marked Exhibit "A" and attached hereto and incorporated herein by reference.

      2. USE OF ADDITIONAL AREAS: The use and occupation by the Tenant of the leased premises shall include the use in common with others entitled thereto of the common areas, parking areas, driveway and sidewalks as shown on Exhibit "B" which is attached hereto and incorporated herein by reference, and other facilities as may be designated from time to time by the Landlord, subject, however, to the terms and conditions of this Lease and to reasonable rules and regulations for the use thereof as prescribed from time to time by the Landlord.

      3. TERM OF LEASE: The term of this Lease shall commence January 1, 1993, and shall continue for a period of One (1) year and shall terminate on December 31, 1993.

      4. OPTION TO EXTEND: Tenant is granted the option to renew this lease for an additional three (3) year term upon the giving of six month's written notice to Landlord prior to the expiration of the original lease term. The base rental for the option period shall be increased by none ($-0-) Dollars per square foot of the leased premises.

      5. BASE RENT: During the term of this Lease, Tenant shall pay rent in the amount of One Hundred Twenty ($120.00) Dollars per month without any deductions or set-off unless otherwise provided herein in advance of the first day of each month commencing January 1, 1993 and monthly thereafter during the term of this Lease with such rent payable at the office of the Landlord.

      If the Tenant takes possession of the leased premises after the first day of the month, Tenant shall pay a fractional share of the month's rent, prorated on a per diem basis.

      7. LATE CHARGES: If Tenant shall fail to pay when due and payable any rent or any additional rent, there shall be a Twenty-five ($25.00) Dollar late charge assessed against Tenant and such unpaid amount shall bear interest from the due date thereof to the date of payment at the rate of Eighteen (18%) percent per annum.

      9. CONDITION OF THE PREMISES: Landlord and Tenant agree that the leased premises shall be in tenantable condition at the commencement of the term of this Lease. Carpeted floors, drywall perimeter walls, (painted) suspended ceiling, one lay in trofter for each 100 feet, one receptacle each 20 feet, sprinkler system, separate meters for heating, air conditioning and electric, one-switch per room, receptacles are not switched, no lights in closets. Floor plan as per Exhibit "C".

      10. USE OF THE PREMISES: Tenant shall use the premises during the term hereof for the following purposes only: General Office. Tenant shall be entitled to peaceable and quiet enjoyment of the leased premises upon payment of rent and compliance with the covenants and agreements contained herein and upon complying with all city laws and ordinances applicable to the leased premises.

      11. PARKING: Landlord will provide for use by the Tenant, its employees, customers and visitors space for parking automobiles in the parking facilities provided by Landlord. Landlord agrees to maintain such parking facilities and provide snow removal. Landlord reserves the right to designate and locate parking spaces for Tenant and to establish reasonable rules and regulations with respect to parking.

      12. ALTERATIONS AND REDECORATING: Tenant shall not make any alterations, additions or improvements to the interior or exterior of the leased premises, or redecorate the interior of the leased premises, without Landlord's prior written consent.

      Unless the Landlord consents to their removal, all non-trade fixtures and improvements become Landlord's property, provided, however, Landlord shall have the right to request their removal upon the termination of this Lease, in which case Tenant shall be responsible for the cost of such removal. In the event Landlord consents or requests removal, Tenant shall be responsible for repair of any damage to the premises resulting from such removal.

      13. SIGNS: Tenant shall not erect, place or maintain any sign, awning or advertising matter on the exterior of the building without prior written consent of Landlord. Tenant shall be responsible for the maintenance and repair of such sign, awning or advertising matter. Building signs shall be in the form of letters illuminated from inside fabricated from .060 aluminum with 3/16 acrylic faces. Interior illumination shall be by neon lighting. Letters shall be mounted on aluminum raceway and installed on building fascia with non-corrosive fasteners. Overall length of signs shall not exceed 70% of the storefront footage. Height of letters shall not exceed 24 inches. Landlord consent: Landlord to place Tenant's name on Building Directory.

      14. MAINTENANCE AND REPAIRS: Tenant shall be responsible for all maintenance and repairs to the leased premises.

      15. INSURANCE: Tenant shall carry public liability insurance with minimum limits of $500,000 for personal injury and $100,000 for property damage and such policy shall designate the Landlord as an additional insured. Tenant shall insure its leasehold fixtures, inventory, merchandise and personal property for an amount equal to the replacement cost.

      16.  UNTENANTABILITY BY FIRE OR OTHER CASUALTY:
           A. If the leased premises, a part thereof, or a part of the building are destroyed or damaged by fire or other casualty, and Landlord elects not to repair such damage, Landlord may terminate this Lease by notice to Tenant within thirty (30) days after the date of such fire or other casualty, and all rents as provided in this Lease shall be prorated to the date of such fire or other casualty.
           B. In the event the leased premises, a part thereof, or a part of the building are destroyed or damaged by fire or other casualty and the Landlord elects to rebuild or restore the damaged premises, this Lease shall not terminate and Landlord shall repair the premises at Landlord's expense and all rents or a just portion thereof considering the nature and extent of the damages sustained to the leased premises, shall abate until the leased premises have been repaired or restored by the Landlord.

      17.  ASSIGNMENT OF LEASE:
           A. By Tenant. Tenant shall not assign this Lease or sublet the leased premises or permit any transfer thereof by operation of law without the prior written consent of Landlord, such consent not to be reasonably withheld.
           B. By Landlord. Landlord may assign Landlord's interest in this Lease in connection with a sale or transfer of title to the real estate or for the purpose of mortgaging the premises. Tenant agrees that this Lease shall be subordinate to any mortgage placed upon the premises by Landlord provided that such subordination shall not affect Tenant's rights to possession of the premises under the terms of this Lease.

      18.  RIGHTS AND REMEDIES:
           A. Cumulative. All rights and remedies shall be cumulative and shall not exclude any right allowed by law.
           B. Defaults. If Tenant defaults in the payment of rent or of any of the covenants and agreements of this Lease with such defaults continuing for a period of ten (10) days after written notice thereof or if the Tenant abandons the leased premises, Landlord may at its election terminate the Lease and/or terminate Tenant's right to possession of the leased premises. Landlord may institute an action for possession of the leased premises. Action by the Landlord pursuant to this paragraph shall not relieve the Tenant from any damages recoverable by law because of Tenant's default including, but not limited to, Tenant's obligation to pay rental as provided in this Lease.
           C. Landlord's Right to Enter Premises. Landlord shall have the right to enter Tenant's premises at reasonable times and to show the premises during the last six (6) months of the lease term.
           D. Surrender of Possession. Tenant agrees that upon termination of this Lease in any manner or for any cause, to surrender possession to the Landlord in as good a condition as when Tenant took possession, ordinary wear and tear excepted. In the event Tenant holds over after termination, the tenancy created shall be a month-to-month tenancy.
           E. Notices. Notices may be reserved personally or by certified or registered mail addressed to the Landlord at his principal place of business or to the Tenant at 5301 East State Street, Rockford, Illinois.
           F. Attorney's Fees and Costs. In the event of default by Tenant of any of the provisions of this Lease, Tenant shall be responsible for reasonable attorney's fees, expenses, and costs incurred by the Landlord as a result of such default.

      19. MISCELLANOUS: Tenant's first month rental obligation as set forth below shall be due and payable upon the execution of this Lease.

           Base Rent           $120.00
           Additional Rent     $   -0-
           Total Monthly Rent  $120.00

      20. COMPLETE AGREEMENT: The parties agree that this Lease constitutes the entire agreement between the Landlord and Tenant and upon execution hereof shall be binding upon the successors and assigns of the parties hereto.

      21.  ADDITIONAL PROVISIONS:                            .

      IN WITNESS WHEREOF, the Landlord and Tenant have respectively executed this Lease on the day and year first above written.


 LANDLORD:                               TENANT:

 STATE STREET INVESTORS OF ROCKFORD,     ASH EQUIPMENT CO.
 INC.

 By:  Stanley Miller                     By:  Michael Brennan

      Secretary,                              Vice President



 PREPARED BY:
 Attorney Nancy Hyzer
 HYZER, HYZER & ZIMMERMAN
 855 North Madison Street
 Rockford, IL 61107
 (815) 965-3600

                            OPTION TO EXTEND LEASE


 DATE:     November 18, 1996

 LEASE DATED:  Dec. 16, 1992 BETWEEN STATE STREET INVESTORS OF ROCKFORD, INC.

 (LANDLORD) AND ASH EQUIPMENT CO. (TENANT)

 SPACE NO. 215C.

 Tenant wishes to exercise Option to Extend the above lease for an additional

 Three (3) years ending on December 31, 1999.

 The base rental for the Option period shall be One Hundred Twenty Dollars

 ($120.00) per month plus additional rental of none per month.

 All other terms of the lease to remain the same.



      LANDLORD                           TENANT

 STATE STREET INVESTORS OF ROCKFORD,     ASH EQUIPMENT CO.
 INC.

 By:  Stanley Miller                     By:
      Secretary,                              Vice President

                            OPTION TO EXTEND LEASE


 DATE:     November 30, 1999

 LEASE DATED:  Dec. 16, 1992 BETWEEN STATE STREET INVESTORS OF ROCKFORD, INC.

 (LANDLORD) AND ASH EQUIPMENT CO. (TENANT)

 SPACE NO. 215C.

 Tenant wishes to exercise Option to Extend the above lease for an additional

 Three (3) years ending on December 31, 2002.

 The base rental for the Option period shall be One Hundred Twenty Dollars

 ($120.00) per month plus additional rental of none per month.

 All other terms of the lease to remain the same.



      LANDLORD                           TENANT

 STATE STREET INVESTORS OF ROCKFORD,     ASH EQUIPMENT CO.
 INC.

 By:  Stanley Miller                     By:
      Secretary,                              Vice President

 ****************************************************************************

                                                                     EX-10.25

                                  L E A S E

      THIS LEASE made this 16th day of November, 2000, by and between:

      ABIDON, INC.,
      hereinafter referred to as -----------------------------------LANDLORD,

           -and-

      BACK IN ACTION CHIROPRACTIC & REHAB, INC., hereinafter referred to as -------------------------------------TENANT.

                             W I T N E S S E T H:

      1. LEASED PREMISES: Landlord, in consideration of the rents provided herein and the covenants and agreements contained herein, leases to Tenant and Tenant leases from Landlord, the following described premises (hereinafter referred to as "leased premises"):

      Commonly known as 5301 East State Street, Rockford, Illinois

      Approximately 1425 square feet of space, being approximately 28 feet in width and 51 feet in depth, in the New Towne Plaza II, a Shopping Center, located in Rockford, Illinois, which premises are known as Store Space No.
 123. The boundaries and location of the leased premises are outlined on the site plan of the first floor of the shopping center which is marked Exhibit "A" and attached hereto and incorporated herein by reference.

      2. USE OF ADDITIONAL AREAS: The use and occupation by the Tenant of the leased premises shall include the use in common with others entitled thereto of the common areas, parking areas, driveway and sidewalks as shown on Exhibit "B" which is attached hereto and incorporated herein by reference, and other facilities as may be designated from time to time by the Landlord, subject, however, to the terms and conditions of this Lease and to reasonable rules and regulations for the use thereof as prescribed from time to time by the Landlord.

      3. TERM OF LEASE: The term of this Lease shall commence December 1, 2000, and shall continue for a period of three (3) years and shall terminate on November 30, 2003.

      4. OPTION TO EXTEND: Tenant is granted the option to renew this lease for an additional Three (3) years term upon the giving of six month's written notice to Landlord prior to the expiration of the original lease term. The base rental for the option period shall be increased by Two ($2.00) Dollars per square foot of the leased premises. In addition, during the option period Tenant shall pay as additional rental Tenant's pro rata share for taxes, utilities and operating expenses in accordance with Paragraph 6 of this Lease.

      5. RENT: During the term of this Lease, Tenant shall pay rent in the amount of Seven Hundred Seventy One and 88/100 ($771.88) Dollars per month without any deductions or set-off unless otherwise provided herein in advance of the first day of each month commencing December 1, 2000 and monthly thereafter during the term of this Lease with such rent payable at the office of the Landlord.

      If the Tenant takes possession of the leased premises after the first day of the month, Tenant shall pay a fractional share of the month's rent, prorated on a per diem basis.

      6. ADDITIONAL RENTS: In addition to the base rent, Tenant shall pay to Landlord during the term of this Lease additional rents for such costs and services as set forth below which rents may be adjusted at least annually. For purpose of the additional rents, the Tenant's pro rata share
 shall be .017448     percent (.017448%). Tenant's share has been calculated
 by computing the percentage of Tenant's leased square footage to the total leasable square footage in the building. In addition, such percentage has been adjusted in accordance with the location of Tenant's space in the building. Initially, Tenants whose leased space is located on the first floor shall pay Four ($4.00) Dollars per leased square foot for the first year. The maximum amount to be paid by Tenant in any one year during the term of this Lease is Six Dollars and 00/100ths ($6.00) per leased square foot for the space located on the first floor. Such additional rent shall be applied to the following property costs and services.

           A. TAXES: Tenant agrees to pay to Landlord its pro rata share of the general real property taxes and assessments which have been levied or assessed upon such premises for each calendar year or fraction thereof.

           B. UTILITY COSTS: Tenant shall be solely responsible for all charges for public utilities, whether furnished by Landlord or otherwise, and including, but not limited to, gas, electricity, sewer, water and heat.

           In addition, Tenant agrees to pay to Landlord its pro rata share of all charges for public utilities including, but not limited to, sewer, water, gas, electricity, and any other utilities used upon or furnished to the parking lot or common areas or any non Tenant areas of center.

           C. MAINTENANCE, SECURITY AND OPERATION: Tenant agrees to pay to Landlord its pro rata share of all common area maintenance and security expense, parking lot maintenance expense, and all maintenance and security expense of common area of center, including, but not limited to, gardening and landscaping, the cost of public liability and property damage insurance, repairs, replacements, line painting, lighting, sanitary control, removal of snow, trash, rubbish, and garbage, and ten (10%) percent of all the costs included as operating costs to cover the Landlord's administrative and overhead costs. Operating costs shall also include the cost of repairing, maintaining, cleaning and painting the exteriors of the building and the interior common area facilities.

      7. LATE CHARGES: If Tenant fails to pay rent due within 10 days of due date, there shall be a late charge penalty of 5% of the monthly rental assessed against Tenant and such unpaid amount shall bear interest from the due date thereof to the date of payment at the rate of Eighteen (18%) percent per annum.

      8. NET LEASE: Landlord shall not be required to or expected to incur or sustain any expense in and about the leased premises throughout the term of this Lease.

      9. CONDITION OF THE PREMISES: Landlord and Tenant agree that the leased premises shall be in tenantable condition at the commencement of the term of this Lease. Carpeted floors, drywall perimeter walls, (painted) suspended ceiling, one lay in trofter for each 100 feet, one receptacle each 20 feet, sprinkler system, separate meters for heating, air conditioning and electric, one-switch per room, receptacles without switches, no lights in closets. Floor plan as per Exhibit "C".

      10. USE OF THE PREMISES: Tenant shall use the premises during the term hereof for the following purposes only: General Office. Tenant shall be entitled to peaceable and quiet enjoyment of the leased premises upon payment of rent and compliance with the covenants and agreements contained herein and upon complying with all city laws and ordinances applicable to the leased premises.

      11. PARKING: Landlord will provide for use by the Tenant, its employees, customers and visitors space for parking automobiles in the parking facilities provided by Landlord. Landlord agrees to maintain such parking facilities and provide snow removal. Landlord reserves the right to designate and locate parking spaces for Tenant and to establish reasonable rules and regulations with respect to parking.

      12. ALTERATIONS AND REDECORATING: Tenant shall not make any alterations, additions or improvements to the interior or exterior of the leased premises, or redecorate the interior of the leased premises, without Landlord's prior written consent.

      Unless the Landlord consents to their removal, all non-trade fixtures and improvements become Landlord's property, provided, however, Landlord shall have the right to request their removal upon the termination of this Lease, in which case Tenant shall be responsible for the cost of such removal. In the event Landlord consents or requests removal, Tenant shall be responsible for repair of any damage to the premises resulting from such removal.

      13. SIGNS: Tenant shall not erect, place or maintain any sign, awning or advertising matter on the exterior of the building without prior written consent of Landlord. Tenant shall be responsible for the maintenance and repair of such sign, awning or advertising matter. Building signs shall be in the form of letters illuminated from inside fabricated from .060 aluminum with 3/16 acrylic faces. Interior illumination shall be by neon lighting. Letters shall be mounted on aluminum raceway and installed on building fascia with non-corrosive fasteners. Overall length of signs shall not exceed 70% of the storefront footage. Height of letters shall not exceed 24 inches. Landlord consent: Landlord to place Tenant's name on Building Directory. Tenant may place one 4' x 10' illuminated sign on marquee pole at Tenant's expense if available.

      14. MAINTENANCE AND REPAIRS: Tenant shall be responsible for all maintenance and repairs to the leased premises except for maintenance and repairs to major electrical and HVAC systems.

      15. INSURANCE: Tenant shall carry public liability insurance with minimum limits of $500,000 for personal injury and $100,000 for property damage and such policy shall designate the Landlord as an additional insured. Tenant shall insure its leasehold fixtures, inventory, merchandise and personal property for an amount equal to the replacement cost.

      Landlord shall obtain and Tenant shall pay its pro rata share of the premium for fire and extended coverage insurance, liability insurance, and plate glass insurance.

      16.  UNTENANTABILITY BY FIRE OR OTHER CASUALTY:
           A. If the leased premises, a part thereof, or a part of the building are destroyed or damaged by fire or other casualty, and Landlord elects not to repair such damage, Landlord may terminate this Lease by notice to Tenant within thirty (30) days after the date of such fire or other casualty, and all rents as provided in this Lease shall be prorated to the date of such fire or other casualty.
           B. In the event the leased premises, a part thereof, or a part of the building are destroyed or damaged by fire or other casualty and the Landlord elects to rebuild or restore the damaged premises, this Lease shall not terminate and Landlord shall repair the premises at Landlord's expense and all rents or a just portion thereof considering the nature and extent of the damages sustained to the leased premises, shall abate until the leased premises have been repaired or restored by the Landlord.

      17.  ASSIGNMENT OF LEASE:
           A. By Tenant. Tenant shall not assign this Lease or sublet the leased premises or permit any transfer thereof by operation of law without the prior written consent of Landlord, such consent not to be reasonably withheld.
           B. By Landlord. Landlord may assign Landlord's interest in this Lease in connection with a sale or transfer of title to the real estate or for the purpose of mortgaging the premises. Tenant agrees that this Lease shall be subordinate to any mortgage placed upon the premises by Landlord provided that such subordination shall not affect Tenant's rights to possession of the premises under the terms of this Lease.

      18.  RIGHTS AND REMEDIES:
           A. Cumulative. All rights and remedies shall be cumulative and shall not exclude any right allowed by law.
           B. Defaults. If Tenant defaults in the payment of rent or of any of the covenants and agreements of this Lease with such defaults continuing for a period of ten (10) days after written notice thereof or if the Tenant abandons the leased premises, Landlord may at its election terminate the Lease and/or terminate Tenant's right to possession of the leased premises. Landlord may institute an action for possession of the leased premises. Action by the Landlord pursuant to this paragraph shall not relieve the Tenant from any damages recoverable by law because of Tenant's default including, but not limited to, Tenant's obligation to pay rental as provided in this Lease.
           C. Landlord's Right to Enter Premises. Landlord shall have the right to enter Tenant's premises at reasonable times and to show the premises during the last six (6) months of the lease term.
           D. Surrender of Possession. Tenant agrees that upon termination of this Lease in any manner or for any cause, to surrender possession to the Landlord in as good a condition as when Tenant took possession, ordinary wear and tear excepted. In the event Tenant holds over after termination, the tenancy created shall be a month-to-month tenancy.
           E. Notices. Notices may be reserved personally or by certified or registered mail addressed to the Landlord at his principal place of business or to the Tenant at 5301 East State Street, Rockford, Illinois.
           F. Attorney's Fees and Costs. In the event of default by Tenant of any of the provisions of this Lease, Tenant shall be responsible for reasonable attorney's fees, expenses, and costs incurred by the Landlord as a result of such default.

      19. MISCELLANOUS: Tenant's first month rental obligation as set forth below shall be due and payable upon the execution of this Lease.

           Base Rent           $  771.88
           Additional Rent     $  475.00
           Total Monthly Rent  $ 1246.88

      20. COMPLETE AGREEMENT: The parties agree that this Lease constitutes the entire agreement between the Landlord and Tenant and upon execution hereof shall be binding upon the successors and assigns of the parties hereto.

      21.  ADDITIONAL PROVISIONS:

      IN WITNESS WHEREOF, the Landlord and Tenant have respectively executed this Lease on the day and year first above written.


 LANDLORD:                          TENANT:

 ABIDON, INC.,                      BACK IN ACTION CHIROPRACTIC &
 INC.                               REHAB INC.

 By:  Stanley Miller                By:  James C. Myano, O.C.
      Secretary,                         Dr. Andrew



 PREPARED BY:
 Attorney Nancy Hyzer
 HYZER, HYZER & ZIMMERMAN
 855 North Madison Street
 Rockford, IL 61107
 (815) 965-3600

 ****************************************************************************

                                                                     EX-10.26

                                  L E A S E

      THIS LEASE made this 23rd day of December, 1998, by and between:

      STATE STREET INVESTORS OF ROCKFORD, INC., hereinafter referred to as -----------------------------------LANDLORD,

           -and-

      BARBARA ASKELSON,
      hereinafter referred to as -------------------------------------TENANT.

                             W I T N E S S E T H:

      1. LEASED PREMISES: Landlord, in consideration of the rents provided herein and the covenants and agreements contained herein, leases to Tenant and Tenant leases from Landlord, the following described premises (hereinafter referred to as "leased premises"):

      Commonly known as 5301 East State Street, Rockford, Illinois

      Approximately 878 square feet of space, being approximately 32.9 plus 17'9" x 25' feet in width and 11 plus 13'7" x 8'8" feet in depth, in the New Towne Plaza II, a Shopping Center, located in Rockford, Illinois, which premises are known as Store Space No. 218. The boundaries and location of the leased premises are outlined on the site plan of the second floor of the shopping center which is marked Exhibit "A" and attached hereto and incorporated herein by reference.

      2. USE OF ADDITIONAL AREAS: The use and occupation by the Tenant of the leased premises shall include the use in common with others entitled thereto of the common areas, parking areas, driveway and sidewalks as shown on Exhibit "B" which is attached hereto and incorporated herein by reference, and other facilities as may be designated from time to time by the Landlord, subject, however, to the terms and conditions of this Lease and to reasonable rules and regulations for the use thereof as prescribed from time to time by the Landlord.

      3. TERM OF LEASE: The term of this Lease shall commence January 15, 2000, and shall continue for a period of Twenty three (23) months and shall terminate on December 14, 2001.

      4. OPTION TO EXTEND: Tenant is granted the option to renew this lease for an additional Three (3) year term upon the giving of six month's written notice to Landlord prior to the expiration of the original lease term. The base rental for the option period shall be increased by One ($1.00) Dollar per square foot of the leased premises. In addition, during the option period Tenant shall pay as additional rental Tenant's pro rata share for taxes, utilities and operating expenses in accordance with Paragraph 6 of this Lease.

      5. RENT: During the term of this Lease, Tenant shall pay rent in the amount of Seven Hundred Fifty Six & 67/100 ($756.67) Dollars per month without any deductions or set-off unless otherwise provided herein in advance of the first day of each month commencing January 15, 2000 and monthly thereafter during the term of this Lease with such rent payable at the office of the Landlord.

      If the Tenant takes possession of the leased premises after the first day of the month, Tenant shall pay a fractional share of the month's rent, prorated on a per diem basis.

      6. TAXES AND ASSESSMENTS: Landlord shall pay all real estate taxes and assessments which may be levied upon such premises during the term of this Lease.

      7. UTILITIES AND SERVICES: Landlord shall pay utilities including heat, air conditioning, electricity, gas, water, garbage, sewer and waste removal in connection with the use and occupancy of the premises.

      8. LATE CHARGES: If Tenant fails to pay rent due within 10 days of due date, there shall be a late charge penalty of 5% of the monthly rental assessed against Tenant and such unpaid amount shall bear interest from the due date thereof to the date of payment at the rate of Eighteen (18%) percent per annum.

      9. CONDITION OF THE PREMISES: Landlord and Tenant agree that the leased premises shall be in tenantable condition at the commencement of the term of this Lease. Carpeted floors, drywall perimeter walls, (painted) suspended ceiling, one lay in trofter for each 100 feet, one receptacle each 20 feet, sprinkler system, separate meters for heating, air conditioning and electric, one-switch per room, receptacles without switches, no lights in closets. Floor plan as per Exhibit "C".

      10. USE OF THE PREMISES: Tenant shall use the premises during the term hereof for the following purposes only: General Office. Tenant shall be entitled to peaceable and quiet enjoyment of the leased premises upon payment of rent and compliance with the covenants and agreements contained herein and upon complying with all city laws and ordinances applicable to the leased premises.

      11. PARKING: Landlord will provide for use by the Tenant, its employees, customers and visitors space for parking automobiles in the parking facilities provided by Landlord. Landlord agrees to maintain such parking facilities and provide snow removal. Landlord reserves the right to designate and locate parking spaces for Tenant and to establish reasonable rules and regulations with respect to parking.

      12. ALTERATIONS AND REDECORATING: Tenant shall not make any alterations, additions or improvements to the interior or exterior of the leased premises, or redecorate the interior of the leased premises, without Landlord's prior written consent.

      Unless the Landlord consents to their removal, all non-trade fixtures and improvements become Landlord's property, provided, however, Landlord shall have the right to request their removal upon the termination of this Lease, in which case Tenant shall be responsible for the cost of such removal. In the event Landlord consents or requests removal, Tenant shall be responsible for repair of any damage to the premises resulting from such removal.

      13. SIGNS: Tenant shall not erect, place or maintain any sign, awning or advertising matter on the exterior of the building without prior written consent of Landlord. Tenant shall be responsible for the maintenance and repair of such sign, awning or advertising matter. Building signs shall be in the form of letters illuminated from inside fabricated from .060 aluminum with 3/16 acrylic faces. Interior illumination shall be by neon lighting. Letters shall be mounted on aluminum raceway and installed on building fascia with non-corrosive fasteners. Overall length of signs shall not exceed 70% of the storefront footage. Height of letters shall not exceed 24 inches. Landlord consent: Landlord to place Tenant's name on building directory.

      14. MAINTENANCE AND REPAIRS: Tenant shall be responsible for all maintenance and repairs to the leased premises. Landlord will be responsible for all of the maintenance and repair of the exterior of the premises including landscaping and snow removal.

      15. INSURANCE: Tenant shall carry public liability insurance with minimum limits of $500,000 for personal injury and $100,000 for property damage and such policy shall designate the Landlord as an additional insured. Tenant shall insure its leasehold fixtures, inventory, merchandise and personal property for an amount equal to the replacement cost.

      Landlord shall obtain and Tenant shall pay its pro rata share of the premium for fire and extended coverage insurance, liability insurance, and plate glass insurance.

      16.  UNTENANTABILITY BY FIRE OR OTHER CASUALTY:
           A. If the leased premises, a part thereof, or a part of the building are destroyed or damaged by fire or other casualty, and Landlord elects not to repair such damage, Landlord may terminate this Lease by notice to Tenant within thirty (30) days after the date of such fire or other casualty, and all rents as provided in this Lease shall be prorated to the date of such fire or other casualty.
           B. In the event the leased premises, a part thereof, or a part of the building are destroyed or damaged by fire or other casualty and the Landlord elects to rebuild or restore the damaged premises, this Lease shall not terminate and Landlord shall repair the premises at Landlord's expense and all rents or a just portion thereof considering the nature and extent of the damages sustained to the leased premises, shall abate until the leased premises have been repaired or restored by the Landlord.

      17.  ASSIGNMENT OF LEASE:
           A. By Tenant. Tenant shall not assign this Lease or sublet the leased premises or permit any transfer thereof by operation of law without the prior written consent of Landlord, such consent not to be reasonably withheld.
           B. By Landlord. Landlord may assign Landlord's interest in this Lease in connection with a sale or transfer of title to the real estate or for the purpose of mortgaging the premises. Tenant agrees that this Lease shall be subordinate to any mortgage placed upon the premises by Landlord provided that such subordination shall not affect Tenant's rights to possession of the premises under the terms of this Lease.

      18.  RIGHTS AND REMEDIES:
           A. Cumulative. All rights and remedies shall be cumulative and shall not exclude any right allowed by law.
           B. Defaults. If Tenant defaults in the payment of rent or of any of the covenants and agreements of this Lease with such defaults continuing for a period of ten (10) days after written notice thereof or if the Tenant abandons the leased premises, Landlord may at its election terminate the Lease and/or terminate Tenant's right to possession of the leased premises. Landlord may institute an action for possession of the leased premises. Action by the Landlord pursuant to this paragraph shall not relieve the Tenant from any damages recoverable by law because of Tenant's default including, but not limited to, Tenant's obligation to pay rental as provided in this Lease.
           C. Landlord's Right to Enter Premises. Landlord shall have the right to enter Tenant's premises at reasonable times and to show the premises during the last six (6) months of the lease term.
           D. Surrender of Possession. Tenant agrees that upon termination of this Lease in any manner or for any cause, to surrender possession to the Landlord in as good a condition as when Tenant took possession, ordinary wear and tear excepted. In the event Tenant holds over after termination, the tenancy created shall be a month-to-month tenancy.
           E. Notices. Notices may be reserved personally or by certified or registered mail addressed to the Landlord at his principal place of business or to the Tenant at 5301 East State Street, Rockford, Illinois.
           F. Attorney's Fees and Costs. In the event of default by Tenant of any of the provisions of this Lease, Tenant shall be responsible for reasonable attorney's fees, expenses, and costs incurred by the Landlord as a result of such default.

      19. MISCELLANOUS: Tenant's first month rental obligation of $756.67 shall be due and payable upon the execution of this Lease.

      20. COMPLETE AGREEMENT: The parties agree that this Lease constitutes the entire agreement between the Landlord and Tenant and upon execution hereof shall be binding upon the successors and assigns of the parties hereto.

      21. ADDITIONAL PROVISIONS: Tanning beds are not allowed in the leased space during the term of the Lease.

      IN WITNESS WHEREOF, the Landlord and Tenant have respectively executed this Lease on the day and year first above written.


 LANDLORD:                               TENANT:

 STATE STREET INVESTORS OF ROCKFORD,     BARBARA ASKELSON
 INC.

 By:  Stanley Miller                     By:  Barbara K. Askelson

      Secretary,


                                         Barbara K. Askelson
                                         ------------------------------------
                                                               , individually


 PREPARED BY:
 Attorney Nancy Hyzer
 HYZER, HYZER & ZIMMERMAN
 855 North Madison Street
 Rockford, IL 61107
 (815) 965-3600

 ****************************************************************************

                                                                     EX-10.27

                                  L E A S E

      THIS LEASE made this 7th day of September, 2000, by and between:

      ABIDON, INC.,
      hereinafter referred to as -----------------------------------LANDLORD,

           -and-

      BOTTEGA BLADES, INC.,
      hereinafter referred to as -------------------------------------TENANT.

                             W I T N E S S E T H:

      1. LEASED PREMISES: Landlord, in consideration of the rents provided herein and the covenants and agreements contained herein, leases to Tenant and Tenant leases from Landlord, the following described premises (hereinafter referred to as "leased premises"):

      Commonly known as 5301 East State Street, Rockford, Illinois

      Approximately 825 square feet of space, being approximately 25 feet in width and 33 feet in depth, in the New Towne Plaza II, a Shopping Center, located in Rockford, Illinois, which premises are known as Store Space No.
 115. The boundaries and location of the leased premises are outlined on the site plan of the first floor of the shopping center which is marked Exhibit "A" and attached hereto and incorporated herein by reference.

      2. USE OF ADDITIONAL AREAS: The use and occupation by the Tenant of the leased premises shall include the use in common with others entitled thereto of the common areas, parking areas, driveway and sidewalks as shown on Exhibit "B" which is attached hereto and incorporated herein by reference, and other facilities as may be designated from time to time by the Landlord, subject, however, to the terms and conditions of this Lease and to reasonable rules and regulations for the use thereof as prescribed from time to time by the Landlord.

      3. TERM OF LEASE: The term of this Lease shall commence April 15, 2001, and shall continue for a period of five (5) years and shall terminate
 on April 14    , 2006.

      4. OPTION TO EXTEND: Tenant is granted the option to renew this lease for an additional five (5) year term upon the giving of six month's written notice to Landlord prior to the expiration of the original lease term. The base rental for the option period shall be increased by One ($1.00) Dollar per square foot of the leased premises. In addition, during the option period Tenant shall pay as additional rental Tenant's pro rata share for taxes, utilities and operating expenses in accordance with Paragraph 6 of this Lease.

      5. RENT: During the term of this Lease, Tenant shall pay rent in the amount of Six Hundred Eighteen & 75/100 ($618.75) Dollars per month without any deductions or set-off unless otherwise provided herein in advance of the first day of each month commencing April 15, 2001 and monthly thereafter during the term of this Lease with such rent payable at the office of the Landlord.

      If the Tenant takes possession of the leased premises after the first day of the month, Tenant shall pay a fractional share of the month's rent, prorated on a per diem basis.

      6. ADDITIONAL RENTS: In addition to the base rent, Tenant shall pay to Landlord during the term of this Lease additional rents for such costs and services as set forth below which rents may be adjusted at least annually. For purpose of the additional rents, the Tenant's pro rata share shall be .03056 percent (.03056%). Tenant's share has been calculated by computing the percentage of Tenant's leased square footage to the total leasable square footage in the building. In addition, such percentage has been adjusted in accordance with the location of Tenant's space in the building. Initially, Tenants whose leased space is located on the first floor shall pay Four ($4.00) Dollars per leased square foot for the first year. The maximum amount to be paid by Tenant in any one year during the term of this Lease is Five Dollars and 50/100ths ($5.50) per leased square foot for the space located on the first floor. Such additional rent shall be applied to the following property costs and services.

           A. TAXES: Tenant agrees to pay to Landlord its pro rata share of the general real property taxes and assessments which have been levied or assessed upon such premises for each calendar year or fraction thereof.

           B. UTILITY COSTS: Tenant shall be solely responsible for all charges for public utilities, whether furnished by Landlord or otherwise, and including, but not limited to, gas, electricity, sewer, water and heat.

           In addition, Tenant agrees to pay to Landlord its pro rata share of all charges for public utilities including, but not limited to, sewer, water, gas, electricity, and any other utilities used upon or furnished to the parking lot or common areas or any non Tenant areas of center.

           C. MAINTENANCE, SECURITY AND OPERATION: Tenant agrees to pay to Landlord its pro rata share of all common area maintenance and security expense, parking lot maintenance expense, and all maintenance and security expense of common area of center, including, but not limited to, gardening and landscaping, the cost of public liability and property damage insurance, repairs, replacements, line painting, lighting, sanitary control, removal of snow, trash, rubbish, and garbage, and ten (10%) percent of all the costs included as operating costs to cover the Landlord's administrative and overhead costs. Operating costs shall also include the cost of repairing, maintaining, cleaning and painting the exteriors of the building and the interior common area facilities.

      7. LATE CHARGES: If Tenant fails to pay rent due within 10 days of due date, there shall be a late charge penalty of 5% of the monthly rental assessed against Tenant and such unpaid amount shall bear interest from the due date thereof to the date of payment at the rate of Eighteen (18%) percent per annum.

      8. NET LEASE: Landlord shall not be required to or expected to incur or sustain any expense in and about the leased premises throughout the term of this Lease.

      9. CONDITION OF THE PREMISES: Landlord and Tenant agree that the leased premises shall be in tenantable condition at the commencement of the term of this Lease. Carpeted floors, drywall perimeter walls, (painted) suspended ceiling, one lay in trofter for each 100 feet, one receptacle each 20 feet, sprinkler system, separate meters for heating, air conditioning and electric, one-switch per room, receptacles without switches, no lights in closets. Floor plan as per Exhibit "C".

      10. USE OF THE PREMISES: Tenant shall use the premises during the term hereof for the following purposes only: Beauty Salon And Retail Sales. Tenant shall be entitled to peaceable and quiet enjoyment of the leased premises upon payment of rent and compliance with the covenants and agreements contained herein and upon complying with all city laws and ordinances applicable to the leased premises.

      11. PARKING: Landlord will provide for use by the Tenant, its employees, customers and visitors space for parking automobiles in the parking facilities provided by Landlord. Landlord agrees to maintain such parking facilities and provide snow removal. Landlord reserves the right to designate and locate parking spaces for Tenant and to establish reasonable rules and regulations with respect to parking.

      12. ALTERATIONS AND REDECORATING: Tenant shall not make any alterations, additions or improvements to the interior or exterior of the leased premises, or redecorate the interior of the leased premises, without Landlord's prior written consent.

      Unless the Landlord consents to their removal, all non-trade fixtures and improvements become Landlord's property, provided, however, Landlord shall have the right to request their removal upon the termination of this Lease, in which case Tenant shall be responsible for the cost of such removal. In the event Landlord consents or requests removal, Tenant shall be responsible for repair of any damage to the premises resulting from such removal.

      13. SIGNS: Tenant shall not erect, place or maintain any sign, awning or advertising matter on the exterior of the building without prior written consent of Landlord. Tenant shall be responsible for the maintenance and repair of such sign, awning or advertising matter. Building signs shall be in the form of letters illuminated from inside fabricated from .060 aluminum with 3/16 acrylic faces. Interior illumination shall be by neon lighting. Letters shall be mounted on aluminum raceway and installed on building fascia with non-corrosive fasteners. Overall length of signs shall not exceed 70% of the storefront footage. Height of letters shall not exceed 24 inches. Landlord consent: Landlord to place Tenant's name on building directory.

      14. MAINTENANCE AND REPAIRS: Tenant shall be responsible for all maintenance and repairs to the leased premises except for maintenance and repairs to major electrical and HVAC systems.

      15. INSURANCE: Tenant shall carry public liability insurance with minimum limits of $500,000 for personal injury and $100,000 for property damage and such policy shall designate the Landlord as an additional insured. Tenant shall insure its leasehold fixtures, inventory, merchandise and personal property for an amount equal to the replacement cost.

      Landlord shall obtain and Tenant shall pay its pro rata share of the premium for fire and extended coverage insurance, liability insurance, and plate glass insurance.

      16.  UNTENANTABILITY BY FIRE OR OTHER CASUALTY:
           A. If the leased premises, a part thereof, or a part of the building are destroyed or damaged by fire or other casualty, and Landlord elects not to repair such damage, Landlord may terminate this Lease by notice to Tenant within thirty (30) days after the date of such fire or other casualty, and all rents as provided in this Lease shall be prorated to the date of such fire or other casualty.
           B. In the event the leased premises, a part thereof, or a part of the building are destroyed or damaged by fire or other casualty and the Landlord elects to rebuild or restore the damaged premises, this Lease shall not terminate and Landlord shall repair the premises at Landlord's expense and all rents or a just portion thereof considering the nature and extent of the damages sustained to the leased premises, shall abate until the leased premises have been repaired or restored by the Landlord.

      17.  ASSIGNMENT OF LEASE:
           A. By Tenant. Tenant shall not assign this Lease or sublet the leased premises or permit any transfer thereof by operation of law without the prior written consent of Landlord, such consent not to be reasonably withheld.
           B. By Landlord. Landlord may assign Landlord's interest in this Lease in connection with a sale or transfer of title to the real estate or for the purpose of mortgaging the premises. Tenant agrees that this Lease shall be subordinate to any mortgage placed upon the premises by Landlord provided that such subordination shall not affect Tenant's rights to possession of the premises under the terms of this Lease.

      18.  RIGHTS AND REMEDIES:
           A. Cumulative. All rights and remedies shall be cumulative and shall not exclude any right allowed by law.
           B. Defaults. If Tenant defaults in the payment of rent or of any of the covenants and agreements of this Lease with such defaults continuing for a period of ten (10) days after written notice thereof or if the Tenant abandons the leased premises, Landlord may at its election terminate the Lease and/or terminate Tenant's right to possession of the leased premises. Landlord may institute an action for possession of the leased premises. Action by the Landlord pursuant to this paragraph shall not relieve the Tenant from any damages recoverable by law because of Tenant's default including, but not limited to, Tenant's obligation to pay rental as provided in this Lease.
           C. Landlord's Right to Enter Premises. Landlord shall have the right to enter Tenant's premises at reasonable times and to show the premises during the last six (6) months of the lease term.
           D. Surrender of Possession. Tenant agrees that upon termination of this Lease in any manner or for any cause, to surrender possession to the Landlord in as good a condition as when Tenant took possession, ordinary wear and tear excepted. In the event Tenant holds over after termination, the tenancy created shall be a month-to-month tenancy.
           E. Notices. Notices may be reserved personally or by certified or registered mail addressed to the Landlord at his principal place of business or to the Tenant at 5301 East State Street, Rockford, Illinois.
           F. Attorney's Fees and Costs. In the event of default by Tenant of any of the provisions of this Lease, Tenant shall be responsible for reasonable attorney's fees, expenses, and costs incurred by the Landlord as a result of such default.

      19. MISCELLANOUS: Tenant's first month rental obligation as set forth below shall be due and payable upon the execution of this Lease.

           Base Rent           $618.75
           Additional Rent     $275.00
           Total Monthly Rent  $893.75

      20. COMPLETE AGREEMENT: The parties agree that this Lease constitutes the entire agreement between the Landlord and Tenant and upon execution hereof shall be binding upon the successors and assigns of the parties hereto.

      21.  ADDITIONAL PROVISIONS:                            .

      IN WITNESS WHEREOF, the Landlord and Tenant have respectively executed this Lease on the day and year first above written.


 LANDLORD:                          TENANT:

 ABIDON, INC.                       BOTTEGA BLADES, INC.

 By:  Stanley Miller                By:       Sue LaBounty
      Secretary,                              Mary Dalley




                                    -----------------------------------------
                                                               , individually


 PREPARED BY:
 Attorney Nancy Hyzer
 HYZER, HYZER & ZIMMERMAN
 855 North Madison Street
 Rockford, IL 61107
 (815) 965-3600

 ****************************************************************************

                                                                     EX-10.28

                                  L E A S E

      THIS LEASE made this 23rd day of November, 1999, by and between:

      STATE STREET INVESTORS OF ROCKFORD, INC., hereinafter referred to as -----------------------------------LANDLORD,

           -and-

      CAMELOT CARE CENTERS, INC.,
      hereinafter referred to as -------------------------------------TENANT.

                             W I T N E S S E T H:

      1. LEASED PREMISES: Landlord, in consideration of the rents provided herein and the covenants and agreements contained herein, leases to Tenant and Tenant leases from Landlord, the following described premises (hereinafter referred to as "leased premises"):

      Commonly known as 5301 East State Street, Rockford, Illinois

      Approximately 3786 square feet of space, being approximately 91 plus 8'x20' less 27'x20' & 24'x16' feet in width and 50 feet in depth, in the New Towne Plaza II, a Shopping Center, located in Rockford, Illinois, which premises are known as Store Space No. 208. The boundaries and location of the leased premises are outlined on the site plan of the ___ floor of the shopping center which is marked Exhibit "A" and attached hereto and incorporated herein by reference.

      2. USE OF ADDITIONAL AREAS: The use and occupation by the Tenant of the leased premises shall include the use in common with others entitled thereto of the common areas, parking areas, driveway and sidewalks as shown on Exhibit "B" which is attached hereto and incorporated herein by reference, and other facilities as may be designated from time to time by the Landlord, subject, however, to the terms and conditions of this Lease and to reasonable rules and regulations for the use thereof as prescribed from time to time by the Landlord.

      3. TERM OF LEASE: The term of this Lease shall commence January 1, 2000, and shall continue for a period of five (5) years and shall terminate on December 31, 2005.

      4. OPTION TO EXTEND: Tenant is granted the option to renew this lease for an additional five (5) year term upon the giving of six month's written notice to Landlord prior to the expiration of the original lease term. The base rental for the option period shall be increased by one ($1.00) Dollar per square foot of the leased premises. In addition, during the option period Tenant shall pay as additional rental Tenant's pro rata share for taxes, utilities and operating expenses in accordance with Paragraph 6 of this Lease.

      5. RENT: During the term of this Lease, Tenant shall pay rent in the amount of Two Thousand Five Hundred Twenty Four & no/100 ($2524.00) Dollars per month without any deductions or set-off unless otherwise provided herein in advance of the first day of each month commencing January 1, 2000 and monthly thereafter during the term of this Lease with such rent payable at the office of the Landlord.

      If the Tenant takes possession of the leased premises after the first day of the month, Tenant shall pay a fractional share of the month's rent, prorated on a per diem basis.

      6. ADDITIONAL RENTS: In addition to the base rent, Tenant shall pay to Landlord during the term of this Lease additional rents for such costs and services as set forth below which rents may be adjusted at least annually. For purpose of the additional rents, the Tenant's pro rata share shall be .0243 percent (.0243%). Tenant's share has been calculated by computing the percentage of Tenant's leased square footage to the total leasable square footage in the building. In addition, such percentage has been adjusted in accordance with the location of Tenant's space in the building. Initially, Tenants whose leased space is located on the second floor shall pay Two Dollars and 25/100ths ($2.25) Dollars per leased square foot for the first year. The maximum amount to be paid by Tenant in any one year during the term of this Lease is Three Dollars and 25/100ths ($3.25) per leased square foot for the space located on the second floor. Such additional rent shall be applied to the following property costs and services, and amount paid will be reconciled annually to actual costs incurred times tenant's pro rata share as indicated above, subject to the maximum and stipulated above and underpayment will be due and paid by Tenant within 60 days of the calculated and notification by Landlord.

           A. TAXES: Tenant agrees to pay to Landlord its pro rata share of the general real property taxes and assessments which have been levied or assessed upon such premises for each calendar year or fraction thereof.

           B. UTILITY COSTS: Tenant shall be solely responsible for all charges for public utilities, whether furnished by Landlord or otherwise, and including, but not limited to, gas, electricity, sewer, water and heat.

           In addition, Tenant agrees to pay to Landlord its pro rata share of all charges for public utilities including, but not limited to, sewer, water, gas, electricity, and any other utilities used upon or furnished to the parking lot or common areas or any non Tenant areas of center.

           C. MAINTENANCE, SECURITY AND OPERATION: Tenant agrees to pay to Landlord its pro rata share of all common area maintenance and security expense, parking lot maintenance expense, and all maintenance and security expense of common area of center, including, but not limited to, gardening and landscaping, the cost of public liability and property damage insurance, repairs, replacements, line painting, lighting, sanitary control, removal of snow, trash, rubbish, and garbage, and ten (10%) percent of all the costs included as operating costs to cover the Landlord's administrative and overhead costs. Operating costs shall also include the cost of repairing, maintaining, cleaning and painting the exteriors of the building and the interior common area facilities.

      7. LATE CHARGES: If Tenant fails to pay rent due within 10 days of due date, there shall be a late charge penalty of 5% of the monthly rental assessed against Tenant and such unpaid amount shall bear interest from the due date thereof to the date of payment at the rate of Eighteen (18%) percent per annum.

      8. NET LEASE:* Landlord shall not be required to or expected to incur or sustain any expense in and about the leased premises throughout the term of this Lease.

 *Subject to the maximum amount of additional rent indicated in Section 6 above.

      9. CONDITION OF THE PREMISES: Landlord and Tenant agree that the leased premises shall be in tenantable condition at the commencement of the term of this Lease. Carpeted floors, drywall perimeter walls, (painted) suspended ceiling, one lay in trofter for each 100 feet, one receptacle each 20 feet, sprinkler system, heating system, separate meters for heating, air conditioning and electric, one-switch per room, receptacles without switches, no lights in closets. Floor plan as per Exhibit "C".

      10. USE OF THE PREMISES: Tenant shall use the premises during the term hereof for the following purposes only: General Office. Tenant shall be entitled to peaceable and quiet enjoyment of the leased premises upon payment of rent and compliance with the covenants and agreements contained herein and upon complying with all city laws and ordinances applicable to the leased premises.

      11. PARKING: Landlord will provide for use by the Tenant, its employees, customers and visitors space for parking automobiles in the parking facilities provided by Landlord. Landlord agrees to maintain such parking facilities and provide snow removal. Landlord reserves the right to designate and locate parking spaces for Tenant and to establish reasonable rules and regulations with respect to parking.

      12. ALTERATIONS AND REDECORATING: Tenant shall not make any alterations, additions or improvements to the interior or exterior of the leased premises, or redecorate the interior of the leased premises, without Landlord's prior written consent.

      Unless the Landlord consents to their removal, all non-trade fixtures and improvements become Landlord's property, provided, however, Landlord shall have the right to request their removal upon the termination of this Lease, in which case Tenant shall be responsible for the cost of such removal. In the event Landlord consents or requests removal, Tenant shall be responsible for repair of any damage to the premises resulting from such removal.

      13. SIGNS: Tenant shall not erect, place or maintain any sign, awning or advertising matter on the exterior of the building without prior written consent of Landlord. Tenant shall be responsible for the maintenance and repair of such sign, awning or advertising matter. Building signs shall be in the form of letters illuminated from inside fabricated from .060 aluminum with 3/16 acrylic faces. Interior illumination shall be by neon lighting. Letters shall be mounted on aluminum raceway and installed on building fascia with non-corrosive fasteners. Overall length of signs shall not exceed 70% of the storefront footage. Height of letters shall not exceed 24 inches. Landlord consent: Landlord to place Tenant's name on Building Directory.

      14. MAINTENANCE AND REPAIRS: Tenant shall be responsible for all maintenance and repairs to the leased premises except major electrical and HVAC systems, roofs leaking, exterior windows and building structure.

      15. INSURANCE: Tenant shall carry public liability insurance with minimum limits of $500,000 for personal injury and $100,000 for property damage and such policy shall designate the Landlord as an additional insured. Tenant shall insure its leasehold fixtures, inventory, merchandise and personal property for an amount equal to the replacement cost.

      Landlord shall obtain and Tenant shall pay its pro rata share of the premium for fire and extended coverage insurance, liability insurance, and plate glass insurance.

      16.  UNTENANTABILITY BY FIRE OR OTHER CASUALTY:
           A. If the leased premises, a part thereof, or a part of the building are destroyed or damaged by fire or other casualty, and Landlord elects not to repair such damage, Landlord may terminate this Lease by notice to Tenant within thirty (30) days after the date of such fire or other casualty, and all rents as provided in this Lease shall be prorated to the date of such fire or other casualty.
           B. In the event the leased premises, a part thereof, or a part of the building are destroyed or damaged by fire or other casualty and the Landlord elects to rebuild or restore the damaged premises, this Lease shall not terminate and Landlord shall repair the premises at Landlord's expense and all rents or a just portion thereof considering the nature and extent of the damages sustained to the leased premises, shall abate until the leased premises have been repaired or restored by the Landlord.

      17.  ASSIGNMENT OF LEASE:
           A. By Tenant. Tenant shall not assign this Lease or sublet the leased premises or permit any transfer thereof by operation of law without the prior written consent of Landlord, such consent not to be reasonably withheld.
           B. By Landlord. Landlord may assign Landlord's interest in this Lease in connection with a sale or transfer of title to the real estate or for the purpose of mortgaging the premises. Tenant agrees that this Lease shall be subordinate to any mortgage placed upon the premises by Landlord provided that such subordination shall not affect Tenant's rights to possession of the premises under the terms of this Lease.

      18.  RIGHTS AND REMEDIES:
           A. Cumulative. All rights and remedies shall be cumulative and shall not exclude any right allowed by law.
           B. Defaults. If Tenant defaults in the payment of rent or of any of the covenants and agreements of this Lease with such defaults continuing for a period of ten (10) days after written notice thereof or if the Tenant abandons the leased premises, Landlord may at its election terminate the Lease and/or terminate Tenant's right to possession of the leased premises. Landlord may institute an action for possession of the leased premises. Action by the Landlord pursuant to this paragraph shall not relieve the Tenant from any damages recoverable by law because of Tenant's default including, but not limited to, Tenant's obligation to pay rental as provided in this Lease.
           C. Landlord's Right to Enter Premises. Landlord shall have the right to enter Tenant's premises at reasonable times and to show the premises during the last six (6) months of the lease term.
           D. Surrender of Possession. Tenant agrees that upon termination of this Lease in any manner or for any cause, to surrender possession to the Landlord in as good a condition as when Tenant took possession, ordinary wear and tear excepted. In the event Tenant holds over after termination, the tenancy created shall be a month-to-month tenancy.
           E. Notices. Notices may be reserved personally or by certified or registered mail addressed to the Landlord at his principal place of business or to the Tenant at 5301 East State Street, Rockford, Illinois and 102 Woodmont Blvd, Suite #450, Nashville, TN 37205, Attn: CFO.
           F. Attorney's Fees and Costs. In the event of default by Tenant of any of the provisions of this Lease, Tenant shall be responsible for reasonable attorney's fees, expenses, and costs incurred by the Landlord as a result of such default.

      19. MISCELLANOUS: Tenant's first month rental obligation as set forth below shall be due and payable upon the execution of this Lease.

           Base Rent           $ 2524.00
           Additional Rent     $  709.88
           Total Monthly Rent  $ 3233.88

      20. COMPLETE AGREEMENT: The parties agree that this Lease constitutes the entire agreement between the Landlord and Tenant and upon execution hereof shall be binding upon the successors and assigns of the parties hereto.

      21. ADDITIONAL PROVISIONS: Tanning bends are not allowed in the leased space during the term of this Lease. Tenant has the right to terminate this lease after three (3) years. Tenant will pay three month termination fee upon cancellation in the amount of nine thousand seven hundred one dollars and 64/100 ($9701.64).

      IN WITNESS WHEREOF, the Landlord and Tenant have respectively executed this Lease on the day and year first above written.


 LANDLORD:                               TENANT:

 STATE STREET INVESTORS OF ROCKFORD,     CAMELOT CARE CENTERS, INC.
 INC.

 By:  Stanley Miller                     By:  Sue Roselle

      Secretary,                         IL State Director

 PREPARED BY:
 Attorney Nancy Hyzer
 HYZER, HYZER & ZIMMERMAN                ------------------------------------
 855 North Madison Street                                      , individually
 Rockford, IL 61107
 (815) 965-3600

 ****************************************************************************

                                                                     EX-10.29

                                  L E A S E

      THIS LEASE made this 24th day of February, 1994, by and between:

      STATE STREET INVESTORS OF ROCKFORD, INC., hereinafter referred to as -----------------------------------LANDLORD,

           -and-

      CONNECT TWO,
      hereinafter referred to as -------------------------------------TENANT.

                             W I T N E S S E T H:

      1. LEASED PREMISES: Landlord, in consideration of the rents provided herein and the covenants and agreements contained herein, leases to Tenant and Tenant leases from Landlord, the following described premises (hereinafter referred to as "leased premises"):

      Commonly known as 5301 East State Street, Rockford, Illinois

      Approximately 1240 square feet of space, being approximately 35.8 feet in width and 32.9 feet plus 13.7' x 8.8'in depth, in the New Towne Plaza II, a Shopping Center, located in Rockford, Illinois, which premises are known as Store Space No. 318. The boundaries and location of the leased premises are outlined on the site plan of the third floor of the shopping center which is marked Exhibit "A" and attached hereto and incorporated herein by reference.

      2. USE OF ADDITIONAL AREAS: The use and occupation by the Tenant of the leased premises shall include the use in common with others entitled thereto of the common areas, parking areas, driveway and sidewalks as shown on Exhibit "B" which is attached hereto and incorporated herein by reference, and other facilities as may be designated from time to time by the Landlord, subject, however, to the terms and conditions of this Lease and to reasonable rules and regulations for the use thereof as prescribed from time to time by the Landlord.

      3. TERM OF LEASE: The term of this Lease shall commence March 1, 1994 and shall continue for a period of three (3) years and shall terminate on February 28, 1997.

      4. OPTION TO EXTEND: Tenant is granted the option to renew this lease for an additional Three (3) year term upon the giving of six month's written notice to Landlord prior to the expiration of the original lease term. The base rental for the option period shall be increased by One ($1.00) Dollar per square foot of the leased premises. In addition, during the option period Tenant shall pay as additional rental Tenant's pro rata share for taxes, utilities and operating expenses in accordance with Paragraph 6 of this Lease.

      5. RENT: During the term of this Lease, Tenant shall pay rent in the amount of Seven Hundred Twenty Three and 33/100 ($723.33) Dollars per month without any deductions or set-off unless otherwise provided herein in advance of the first day of each month commencing March 1, 1994 and monthly thereafter during the term of this Lease with such rent payable at the office of the Landlord.

      If the Tenant takes possession of the leased premises after the first day of the month, Tenant shall pay a fractional share of the month's rent, prorated on a per diem basis.

      6. ADDITIONAL RENTS: In addition to the base rent, Tenant shall pay to Landlord during the term of this Lease additional rents for such costs and services as set forth below which rents may be adjusted at least annually. For purpose of the additional rents, the Tenant's pro rata share shall be.07591 percent (.07591%). Tenant's share has been calculated by computing the percentage of Tenant's leased square footage to the total leasable square footage in the building. In addition, such percentage has been adjusted in accordance with the location of Tenant's space in the building. First floor tenants pay twice as much per square foot of leased space as Tenants on the second and third floors and lower levels.
 Initially, Tenants whose leased space is located on the first floor shall pay Two ($2.00) Dollars per leased square foot for the first year and those Tenants located on the second floor, third floor and the lower level shall pay One Dollar ($1.00) per leased square foot. The maximum amount to be paid by Tenant in any one year during the term of this Lease is Three Dollars ($3.00) per leased square foot for the space located on the first floor and One Dollar and 50/100ths ($1.50) per leased square foot for the space located on the second floor. Such additional rent shall be applied to the following property costs and services.

           A. TAXES: Tenant agrees to pay to Landlord its pro rata share of the general real property taxes and assessments which have been levied or assessed upon such premises for each calendar year or fraction thereof.

           B. UTILITY COSTS: Tenant shall be solely responsible for all charges for public utilities, whether furnished by Landlord or otherwise, and including, but not limited to, gas, electricity, sewer, water and heat.

           In addition, Tenant agrees to pay to Landlord its pro rata share of all charges for public utilities including, but not limited to, sewer, water, gas, electricity, and any other utilities used upon or furnished to the parking lot or common areas or any non Tenant areas of center.

           C. MAINTENANCE, SECURITY AND OPERATION: Tenant agrees to pay to Landlord its pro rata share of all common area maintenance and security expense, parking lot maintenance expense, and all maintenance and security expense of common area of center, including, but not limited to, gardening and landscaping, the cost of public liability and property damage insurance, repairs, replacements, line painting, lighting, sanitary control, removal of snow, trash, rubbish, and garbage, and ten (10%) percent of all the costs included as operating costs to cover the Landlord's administrative and overhead costs. Operating costs shall also include the cost of repairing, maintaining, cleaning and painting the exteriors of the building and the interior common area facilities.

      7. LATE CHARGES: If Tenant shall fail to pay rent when due and payable any rent or any additional rent, there shall be a Twenty-five ($25.00) Dollar late charge assessed against Tenant and such unpaid amount shall bear interest from the due date thereof to the date of payment at the rate of Eighteen (18%) percent per annum.

      8. NET LEASE: Landlord shall not be required to or expected to incur or sustain any expense in and about the leased premises throughout the term of this Lease.

      9. CONDITION OF THE PREMISES: Landlord and Tenant agree that the leased premises shall be in tenantable condition at the commencement of the term of this Lease. Carpeted floors, drywall perimeter walls, (painted) suspended ceiling, one lay in trofter for each 100 feet, one receptacle each 20 feet, sprinkler system, separate meters for heating, air conditioning and electric, one-switch per room, receptacles are not switches, no lights in closets. Floor plan as per Exhibit "C".

      10. USE OF THE PREMISES: Tenant shall use the premises during the term hereof for the following purposes only: General Office. Tenant shall be entitled to peaceable and quiet enjoyment of the leased premises upon payment of rent and compliance with the covenants and agreements contained herein and upon complying with all city laws and ordinances applicable to the leased premises.

      11. PARKING: Landlord will provide for use by the Tenant, its employees, customers and visitors space for parking automobiles in the parking facilities provided by Landlord. Landlord agrees to maintain such parking facilities and provide snow removal subject to Tenant's obligation for reimbursement of its pro rata share pursuant to Paragraph 6.C. Landlord reserves the right to designate and locate parking spaces for Tenant and to establish reasonable rules and regulations with respect to parking.

      12. ALTERATIONS AND REDECORATING: Tenant shall not make any alterations, additions or improvements to the interior or exterior of the leased premises, or redecorate the interior of the leased premises, without Landlord's prior written consent.

      13. SIGNS: Tenant shall not erect, place or maintain any sign, awning or advertising matter on the exterior of the building without prior written consent of Landlord. Tenant shall be responsible for the maintenance and repair of such sign, awning or advertising matter. Building signs shall be in the form of letters illuminated from inside fabricated from .060 aluminum with 3/16 acrylic faces. Interior illumination shall be by neon lighting. Letters shall be mounted on aluminum raceway and installed on building fascia with non-corrosive fasteners. Overall length of signs shall not exceed 70% of the storefront footage. Height of letters shall not exceed 24 inches. Landlord consent: Landlord to place Tenant's name on Building Directory.

      14. MAINTENANCE AND REPAIRS: Tenant shall be responsible for all maintenance and repairs to the leased premises.

      15. INSURANCE: Tenant shall carry public liability insurance with minimum limits of $500,000 for personal injury and $100,000 for property damage and such policy shall designate the Landlord as an additional insured. Tenant shall insure its leasehold fixtures, inventory, merchandise and personal property for an amount equal to the replacement cost.

      Landlord shall obtain and Tenant shall pay its pro rata share of the premium for fire and extended coverage insurance, liability insurance, and plate glass insurance.

      16.  UNTENANTABILITY BY FIRE OR OTHER CASUALTY:
           A. If the leased premises, a part thereof, or a part of the building are destroyed or damaged by fire or other casualty, and Landlord elects not to repair such damage, Landlord may terminate this Lease by notice to Tenant within thirty (30) days after the date of such fire or other casualty, and all rents as provided in this Lease shall be prorated to the date of such fire or other casualty.
           B. In the event the leased premises, a part thereof, or a part of the building are destroyed or damaged by fire or other casualty and the Landlord elects to rebuild or restore the damaged premises, this Lease shall not terminate and Landlord shall repair the premises at Landlord's expense and all rents or a just portion thereof considering the nature and extent of the damages sustained to the leased premises, shall abate until the leased premises have been repaired or restored by the Landlord.

      17.  ASSIGNMENT OF LEASE:
           A. By Tenant. Tenant shall not assign this Lease or sublet the leased premises or permit any transfer thereof by operation of law without the prior written consent of Landlord, such consent not to be reasonably withheld.
           B. By Landlord. Landlord may assign Landlord's interest in this Lease in connection with a sale or transfer of title to the real estate or for the purpose of mortgaging the premises. Tenant agrees that this Lease shall be subordinate to any mortgage placed upon the premises by Landlord provided that such subordination shall not affect Tenant's rights to possession of the premises under the terms of this Lease.

      18.  RIGHTS AND REMEDIES:
           A. Cumulative. All rights and remedies shall be cumulative and shall not exclude any right allowed by law.
           B. Defaults. If Tenant defaults in the payment of rent or of any of the covenants and agreements of this Lease with such defaults continuing for a period of ten (10) days after written notice thereof or if the Tenant abandons the leased premises, Landlord may at its election terminate the Lease and/or terminate Tenant's right to possession of the leased premises. Landlord may institute an action for possession of the leased premises. Action by the Landlord pursuant to this paragraph shall not relieve the Tenant from any damages recoverable by law because of Tenant's default including, but not limited to, Tenant's obligation to pay rental as provided in this Lease.
           C. Landlord's Right to Enter Premises. Landlord shall have the right to enter Tenant's premises at reasonable times and to show the premises during the last six (6) months of the lease term.
           D. Surrender of Possession. Tenant agrees that upon termination of this Lease in any manner or for any cause, to surrender possession to the Landlord in as good a condition as when Tenant took possession, ordinary wear and tear excepted. In the event Tenant holds over after termination, the tenancy created shall be a month-to-month tenancy.
           E. Notices. Notices may be reserved personally or by certified or registered mail addressed to the Landlord at his principal place of business or to the Tenant at 5301 East State Street, Rockford, Illinois.
           F. Attorney's Fees and Costs. In the event of default by Tenant of any of the provisions of this Lease, Tenant shall be responsible for reasonable attorney's fees, expenses, and costs incurred by the Landlord as a result of such default.

      19. MISCELLANOUS: Tenant's first month rental obligation as set forth below shall be due and payable upon the execution of this Lease.

           Base Rent           $723.33
           Additional Rent     $103.34
           Total Monthly Rent  $826.67

      20. COMPLETE AGREEMENT: The parties agree that this Lease constitutes the entire agreement between the Landlord and Tenant and upon execution hereof shall be binding upon the successors and assigns of the parties hereto.

      21.  ADDITIONAL PROVISIONS:                            .

      IN WITNESS WHEREOF, the Landlord and Tenant have respectively executed this Lease on the day and year first above written.


 LANDLORD:                               TENANT:

 STATE STREET INVESTORS OF ROCKFORD,     CONNECT TWO
 INC.

 By:  Stanley Miller                     By:       Mary Emmer

      Secretary,



 PREPARED BY:
 Attorney Nancy Hyzer
 HYZER, HYZER & ZIMMERMAN
 855 North Madison Street
 Rockford, IL 61107
 (815) 965-3600

                            OPTION TO EXTEND LEASE


 DATE:     December 16, 1996

 LEASE DATED 2/24/94 BETWEEN STATE STREET INVESTORS OF ROCKFORD, INC.

 (LANDLORD) AND CONNECT TWO (TENANT)

 SPACE NO. 318.



 Tenant wishes to exercise Option to Extend the above lease for an additional

 Five (5) years ending on February 28, 2002.



 The base rent for the Option period shall be Eight Hundred Twenty Six and

 66/100 ($826.66) per month plus additional rental of One Hundred Fifty Five and 01/100 ($155.01) per month. **



 All other terms of the lease to remain the same.



      LANDLORD                      TENANT

 By   Stanley Miller                By

      Secretary


 ** In addition, during the option period, Tenant shall pay additional rental for taxes, utilities, and operating expenses in accordance with Paragraph 6 of Lease, "Additional Rents":

      "During the Option period, the maximum amount to be paid by Tenant in any one year shall be Four Dollars and Fifty cents ($4.50) per leased square foot for the space located on the first floor (an increase of $1.5 per square foot) and Two Dollars and Twenty five cents ($2.25) per leased square foot for the space located on the second and third floors (an increase of $.75.)"

 ****************************************************************************

                                                                     EX-10.30

                                  L E A S E

      THIS LEASE made this 28th day of June, 1999, by and between:

      STATE STREET INVESTORS OF ROCKFORD, INC., hereinafter referred to as -----------------------------------LANDLORD,

           -and-

      CONSUMERS ILLINOIS WATER CO.,
      hereinafter referred to as -------------------------------------TENANT.

                             W I T N E S S E T H:

      1. LEASED PREMISES: Landlord, in consideration of the rents provided herein and the covenants and agreements contained herein, leases to Tenant and Tenant leases from Landlord, the following described premises (hereinafter referred to as "leased premises"):

      Commonly known as 5301 East State Street, Rockford, Illinois

      Approximately 574 square feet of space, being approximately 32 plus 11'x12' feet in width and 14 feet in depth, in the New Towne Plaza II, a Shopping Center, located in Rockford, Illinois, which premises are known as Store Space No. 217. The boundaries and location of the leased premises are outlined on the site plan of the second floor of the shopping center which is marked Exhibit "A" and attached hereto and incorporated herein by reference.

      2. USE OF ADDITIONAL AREAS: The use and occupation by the Tenant of the leased premises shall include the use in common with others entitled thereto of the common areas, parking areas, driveway and sidewalks as shown on Exhibit "B" which is attached hereto and incorporated herein by reference, and other facilities as may be designated from time to time by the Landlord, subject, however, to the terms and conditions of this Lease and to reasonable rules and regulations for the use thereof as prescribed from time to time by the Landlord.

      3. TERM OF LEASE: The term of this Lease shall commence August 1, 1999, and shall continue for a period of three (3) years and shall terminate on July 31, 2002.

      4. OPTION TO EXTEND: Tenant is granted the option to renew this lease for an additional three (3) year term upon the giving of six month's written notice to Landlord prior to the expiration of the original lease term. The base rental for the option period shall be increased by Two ($2.00) Dollars per square foot of the leased premises. In addition, during the option period Tenant shall pay as additional rental Tenant's pro rata share for taxes, utilities and operating expenses in accordance with Paragraph 6 of this Lease.

      5. RENT: During the term of this Lease, Tenant shall pay rent in the amount of Four Hundred Seventy Eight and 33/100 ($478.33) Dollars per month without any deductions or set-off unless otherwise provided herein in advance of the first day of each month commencing August 1, 1999 and monthly thereafter during the term of this Lease with such rent payable at the office of the Landlord.

      If the Tenant takes possession of the leased premises after the first day of the month, Tenant shall pay a fractional share of the month's rent, prorated on a per diem basis.

      6. TAXES AND ASSESSMENTS: Landlord shall pay all real estate taxes and assessments which may be levied upon such premises during the term of this Lease.

      7. UTILITIES AND SERVICES: Landlord shall pay utilities including heat, air conditioning, electricity, gas, water, garbage, sewer and waste removal in connection with the use and occupancy of the premises.

      8. LATE CHARGES: If Tenant fails to pay rent due within 10 days of due date, there shall be a late charge penalty of 5% of the monthly rental assessed against Tenant and such unpaid amount shall bear interest from the due date thereof to the date of payment at the rate of Eighteen (18%) percent per annum.

      9. CONDITION OF THE PREMISES: Landlord and Tenant agree that the leased premises shall be in tenantable condition at the commencement of the term of this Lease. Carpeted floors, drywall perimeter walls, (painted) suspended ceiling, one lay in trofter for each 100 feet, one receptacle each 20 feet, sprinkler system, separate meters for heating, air conditioning and electric, one-switch per room, receptacles without switches, no lights in closets. Floor plan as per Exhibit "C".

      10. USE OF THE PREMISES: Tenant shall use the premises during the term hereof for the following purposes only: General Office. Tenant shall be entitled to peaceable and quiet enjoyment of the leased premises upon payment of rent and compliance with the covenants and agreements contained herein and upon complying with all city laws and ordinances applicable to the leased premises.

      11. PARKING: Landlord will provide for use by the Tenant, its employees, customers and visitors space for parking automobiles in the parking facilities provided by Landlord. Landlord agrees to maintain such parking facilities and provide snow removal. Landlord reserves the right to designate and locate parking spaces for Tenant and to establish reasonable rules and regulations with respect to parking.

      12. ALTERATIONS AND REDECORATING: Tenant shall not make any alterations, additions or improvements to the interior or exterior of the leased premises, or redecorate the interior of the leased premises, without Landlord's prior written consent.

      Unless the Landlord consents to their removal, all non-trade fixtures and improvements become Landlord's property, provided, however, Landlord shall have the right to request their removal upon the termination of this Lease, in which case Tenant shall be responsible for the cost of such removal. In the event Landlord consents or requests removal, Tenant shall be responsible for repair of any damage to the premises resulting from such removal.

      13. SIGNS: Tenant shall not erect, place or maintain any sign, awning or advertising matter on the exterior of the building without prior written consent of Landlord. Tenant shall be responsible for the maintenance and repair of such sign, awning or advertising matter. Building signs shall be in the form of letters illuminated from inside fabricated from .060 aluminum with 3/16 acrylic faces. Interior illumination shall be by neon lighting. Letters shall be mounted on aluminum raceway and installed on building fascia with non-corrosive fasteners. Overall length of signs shall not exceed 70% of the storefront footage. Height of letters shall not exceed 24 inches. Landlord consent: Landlord to place Tenant's name on Building Directory.

      14. MAINTENANCE AND REPAIRS: Tenant shall be responsible for all maintenance and repairs to the leased premises. Landlord will be responsible for all of the maintenance and repair of the exterior of the premises including landscaping and snow removal.

      15. INSURANCE: Tenant shall carry public liability insurance with minimum limits of $500,000 for personal injury and $100,000 for property damage and such policy shall designate the Landlord as an additional insured. Tenant shall insure its leasehold fixtures, inventory, merchandise and personal property for an amount equal to the replacement cost.

      16.  UNTENANTABILITY BY FIRE OR OTHER CASUALTY:
           A. If the leased premises, a part thereof, or a part of the building are destroyed or damaged by fire or other casualty, and Landlord elects not to repair such damage, Landlord may terminate this Lease by notice to Tenant within thirty (30) days after the date of such fire or other casualty, and all rents as provided in this Lease shall be prorated to the date of such fire or other casualty.
           B. In the event the leased premises, a part thereof, or a part of the building are destroyed or damaged by fire or other casualty and the Landlord elects to rebuild or restore the damaged premises, this Lease shall not terminate and Landlord shall repair the premises at Landlord's expense and all rents or a just portion thereof considering the nature and extent of the damages sustained to the leased premises, shall abate until the leased premises have been repaired or restored by the Landlord.

      17.  ASSIGNMENT OF LEASE:
           A. By Tenant. Tenant shall not assign this Lease or sublet the leased premises or permit any transfer thereof by operation of law without the prior written consent of Landlord, such consent not to be reasonably withheld.
           B. By Landlord. Landlord may assign Landlord's interest in this Lease in connection with a sale or transfer of title to the real estate or for the purpose of mortgaging the premises. Tenant agrees that this Lease shall be subordinate to any mortgage placed upon the premises by Landlord provided that such subordination shall not affect Tenant's rights to possession of the premises under the terms of this Lease.

      18.  RIGHTS AND REMEDIES:
           A. Cumulative. All rights and remedies shall be cumulative and shall not exclude any right allowed by law.
           B. Defaults. If Tenant defaults in the payment of rent or of any of the covenants and agreements of this Lease with such defaults continuing for a period of ten (10) days after written notice thereof or if the Tenant abandons the leased premises, Landlord may at its election terminate the Lease and/or terminate Tenant's right to possession of the leased premises. Landlord may institute an action for possession of the leased premises. Action by the Landlord pursuant to this paragraph shall not relieve the Tenant from any damages recoverable by law because of Tenant's default including, but not limited to, Tenant's obligation to pay rental as provided in this Lease.
           C. Landlord's Right to Enter Premises. Landlord shall have the right to enter Tenant's premises at reasonable times and to show the premises during the last six (6) months of the lease term.
           D. Surrender of Possession. Tenant agrees that upon termination of this Lease in any manner or for any cause, to surrender possession to the Landlord in as good a condition as when Tenant took possession, ordinary wear and tear excepted. In the event Tenant holds over after termination, the tenancy created shall be a month-to-month tenancy.
           E. Notices. Notices may be reserved personally or by certified or registered mail addressed to the Landlord at his principal place of business or to the Tenant at 5301 East State Street, Rockford, Illinois.
           F. Attorney's Fees and Costs. In the event of default by Tenant of any of the provisions of this Lease, Tenant shall be responsible for reasonable attorney's fees, expenses, and costs incurred by the Landlord as a result of such default.

      19. MISCELLANOUS: Tenant's first month rental obligation of $478.33 shall be due and payable upon the execution of this Lease.

      20. COMPLETE AGREEMENT: The parties agree that this Lease constitutes the entire agreement between the Landlord and Tenant and upon execution hereof shall be binding upon the successors and assigns of the parties hereto.

      21. ADDITIONAL PROVISIONS: Tanning beds are not allowed in the leased space during the term of the Lease.

      IN WITNESS WHEREOF, the Landlord and Tenant have respectively executed this Lease on the day and year first above written.


 LANDLORD:                               TENANT:

 STATE STREET INVESTORS OF ROCKFORD,     CONSUMERS ILLINOIS WATER CO.
 INC.

 By:  Stanley Miller                     By:
      Secretary,                         Vice Pres/Manager


                                         ------------------------------------
                                                               , individually



 PREPARED BY:
 Attorney Nancy Hyzer
 HYZER, HYZER & ZIMMERMAN
 855 North Madison Street
 Rockford, IL 61107
 (815) 965-3600

 ****************************************************************************

                                                                     EX-10.31

                                  L E A S E

      THIS LEASE made this 16th day of March, 2001, by and between:

      ABIDON, INC.,
      hereinafter referred to as -----------------------------------LANDLORD,

           -and-

      CUMMINGS ADVERTISING INC.,
      hereinafter referred to as -------------------------------------TENANT.

                             W I T N E S S E T H:

      1. LEASED PREMISES: Landlord, in consideration of the rents provided herein and the covenants and agreements contained herein, leases to Tenant and Tenant leases from Landlord, the following described premises (hereinafter referred to as "leased premises"):

      Commonly known as 5301 East State Street, Rockford, Illinois

      Approximately 8635 square feet of space, being approximately See Exhibit A feet in width and ______ feet in depth, in the New Towne Plaza II, a Shopping Center, located in Rockford, Illinois, which premises are known as Store Space No. 212. The boundaries and location of the leased premises are outlined on the site plan of the second floor of the shopping center which is marked Exhibit "A" and attached hereto and incorporated herein by reference.

      2. USE OF ADDITIONAL AREAS: The use and occupation by the Tenant of the leased premises shall include the use in common with others entitled thereto of the common areas, parking areas, driveway and sidewalks as shown on Exhibit "B" which is attached hereto and incorporated herein by reference, and other facilities as may be designated from time to time by the Landlord, subject, however, to the terms and conditions of this Lease and to reasonable rules and regulations for the use thereof as prescribed from time to time by the Landlord.

      3. TERM OF LEASE: The term of this Lease shall commence August 15, 2001, and shall continue for a period of three (3) years and shall terminate on August 14, 2004.

      4. OPTION TO EXTEND: Tenant is granted the option to renew this lease for an additional five (5) year term upon the giving of six month's written notice to Landlord prior to the expiration of the original lease term. The base rental for the option period shall be increased by One ($1.00) Dollar per square foot of the leased premises. In addition, during the option period Tenant shall pay as additional rental Tenant's pro rata share for taxes, utilities and operating expenses in accordance with Paragraph 6 of this Lease.

      5. RENT: During the term of this Lease, Tenant shall pay rent in the amount of Five Thousand Six Hundred Fifty Five & 93/100 ($5655.93) Dollars per month without any deductions or set-off unless otherwise provided herein in advance of the first day of each month commencing August 15, 2001 and monthly thereafter during the term of this Lease with such rent payable at the office of the Landlord.

      If the Tenant takes possession of the leased premises after the first day of the month, Tenant shall pay a fractional share of the month's rent, prorated on a per diem basis.

      6. ADDITIONAL RENTS: In addition to the base rent, Tenant shall pay to Landlord during the term of this Lease additional rents for such costs and services as set forth below which rents may be adjusted at least annually. For purpose of the additional rents, the Tenant's pro rata share shall be .060525 percent (.060525%). Tenant's share has been calculated by computing the percentage of Tenant's leased square footage to the total leasable square footage in the building. In addition, such percentage has been adjusted in accordance with the location of Tenant's space in the building. Initially Tenants whose leased space is located on the second floor shall pay Two Dollars and 46/100 ($2.46) per leased square foot for the first year. The maximum amount to be paid by Tenant in any one year during the term of this Lease is Three Dollars and 46/100 ($3.46) per leased square foot per year. Such additional rent shall be applied to the following property costs and services.

           A. TAXES: Tenant agrees to pay to Landlord its pro rata share of the general real property taxes and assessments which have been levied or assessed upon such premises for each calendar year or fraction thereof.

           B. UTILITY COSTS: Tenant shall be solely responsible for all charges for public utilities, whether furnished by Landlord or otherwise, and including, but not limited to, gas, electricity, sewer, water and heat.

           In addition, Tenant agrees to pay to Landlord its pro rata share of all charges for public utilities including, but not limited to, sewer, water, gas, electricity, and any other utilities used upon or furnished to the parking lot or common areas or any non Tenant areas of center.

           C. MAINTENANCE, SECURITY AND OPERATION: Tenant agrees to pay to Landlord its pro rata share of all common area maintenance and security expense, parking lot maintenance expense, and all maintenance and security expense of common area of center, including, but not limited to, gardening and landscaping, the cost of public liability and property damage insurance, repairs, replacements, line painting, lighting, sanitary control, removal of snow, trash, rubbish, and garbage, and ten (10%) percent of all the costs included as operating costs to cover the Landlord's administrative and overhead costs. Operating costs shall also include the cost of repairing, maintaining, cleaning and painting the exteriors of the building and the interior common area facilities.

      7. LATE CHARGES: If Tenant fails to pay rent due within 10 days of due date, there shall be a late charge penalty of 5% of the monthly rental assessed against Tenant and such unpaid amount shall bear interest from the due date thereof to the date of payment at the rate of Eighteen (18%) percent per annum.

      8. NET LEASE: Landlord shall not be required to or expected to incur or sustain any expense in and about the leased premises throughout the term of this Lease.

      9. CONDITION OF THE PREMISES: Landlord and Tenant agree that the leased premises shall be in tenantable condition at the commencement of the term of this Lease. Carpeted floors, drywall perimeter walls, (painted) suspended ceiling, one lay in trofter for each 100 feet, one receptacle each 20 feet, sprinkler system, separate meters for heating, air conditioning and electric, one-switch per room, receptacles without switches, no lights in closets. Floor plan as per Exhibit "C".

      10. USE OF THE PREMISES: Tenant shall use the premises during the term hereof for the following purposes only: General Office. Tenant shall be entitled to peaceable and quiet enjoyment of the leased premises upon payment of rent and compliance with the covenants and agreements contained herein and upon complying with all city laws and ordinances applicable to the leased premises.

      11. PARKING: Landlord will provide for use by the Tenant, its employees, customers and visitors space for parking automobiles in the parking facilities provided by Landlord. Landlord agrees to maintain such parking facilities and provide snow removal. Landlord reserves the right to designate and locate parking spaces for Tenant and to establish reasonable rules and regulations with respect to parking.

      12. ALTERATIONS AND REDECORATING: Tenant shall not make any alterations, additions or improvements to the interior or exterior of the leased premises, or redecorate the interior of the leased premises, without Landlord's prior written consent.

      Unless the Landlord consents to their removal, all non-trade fixtures and improvements become Landlord's property, provided, however, Landlord shall have the right to request their removal upon the termination of this Lease, in which case Tenant shall be responsible for the cost of such removal. In the event Landlord consents or requests removal, Tenant shall be responsible for repair of any damage to the premises resulting from such removal.

      13. SIGNS: Tenant shall not erect, place or maintain any sign, awning or advertising matter on the exterior of the building without prior written consent of Landlord. Tenant shall be responsible for the maintenance and repair of such sign, awning or advertising matter. Building signs shall be in the form of letters illuminated from inside fabricated from .060 aluminum with 3/16 acrylic faces. Interior illumination shall be by neon lighting. Letters shall be mounted on aluminum raceway and installed on building fascia with non-corrosive fasteners. Overall length of signs shall not exceed 70% of the storefront footage. Height of letters shall not exceed 24 inches. Landlord consent: Landlord to place Tenant's name on building directory.

      14. MAINTENANCE AND REPAIRS: Tenant shall be responsible for all maintenance and repairs to the leased premises except for maintenance and repairs to major electrical and HVAC systems.

      15. INSURANCE: Tenant shall carry public liability insurance with minimum limits of $500,000 for personal injury and $100,000 for property damage and such policy shall designate the Landlord as an additional insured. Tenant shall insure its leasehold fixtures, inventory, merchandise and personal property for an amount equal to the replacement cost.

      Landlord shall obtain and Tenant shall pay its pro rata share of the premium for fire and extended coverage insurance, liability insurance, and plate glass insurance.

      16.  UNTENANTABILITY BY FIRE OR OTHER CASUALTY:
           A. If the leased premises, a part thereof, or a part of the building are destroyed or damaged by fire or other casualty, and Landlord elects not to repair such damage, Landlord may terminate this Lease by notice to Tenant within thirty (30) days after the date of such fire or other casualty, and all rents as provided in this Lease shall be prorated to the date of such fire or other casualty.
           B. In the event the leased premises, a part thereof, or a part of the building are destroyed or damaged by fire or other casualty and the Landlord elects to rebuild or restore the damaged premises, this Lease shall not terminate and Landlord shall repair the premises at Landlord's expense and all rents or a just portion thereof considering the nature and extent of the damages sustained to the leased premises, shall abate until the leased premises have been repaired or restored by the Landlord.

      17.  ASSIGNMENT OF LEASE:
           A. By Tenant. Tenant shall not assign this Lease or sublet the leased premises or permit any transfer thereof by operation of law without the prior written consent of Landlord, such consent not to be reasonably withheld.
           B. By Landlord. Landlord may assign Landlord's interest in this Lease in connection with a sale or transfer of title to the real estate or for the purpose of mortgaging the premises. Tenant agrees that this Lease shall be subordinate to any mortgage placed upon the premises by Landlord provided that such subordination shall not affect Tenant's rights to possession of the premises under the terms of this Lease.

      18.  RIGHTS AND REMEDIES:
           A. Cumulative. All rights and remedies shall be cumulative and shall not exclude any right allowed by law.
           B. Defaults. If Tenant defaults in the payment of rent or of any of the covenants and agreements of this Lease with such defaults continuing for a period of ten (10) days after written notice thereof or if the Tenant abandons the leased premises, Landlord may at its election terminate the Lease and/or terminate Tenant's right to possession of the leased premises. Landlord may institute an action for possession of the leased premises. Action by the Landlord pursuant to this paragraph shall not relieve the Tenant from any damages recoverable by law because of Tenant's default including, but not limited to, Tenant's obligation to pay rental as provided in this Lease.
           C. Landlord's Right to Enter Premises. Landlord shall have the right to enter Tenant's premises at reasonable times and to show the premises during the last six (6) months of the lease term.
           D. Surrender of Possession. Tenant agrees that upon termination of this Lease in any manner or for any cause, to surrender possession to the Landlord in as good a condition as when Tenant took possession, ordinary wear and tear excepted. In the event Tenant holds over after termination, the tenancy created shall be a month-to-month tenancy.
           E. Notices. Notices may be reserved personally or by certified or registered mail addressed to the Landlord at his principal place of business or to the Tenant at 5301 East State Street, Rockford, Illinois.
           F. Attorney's Fees and Costs. In the event of default by Tenant of any of the provisions of this Lease, Tenant shall be responsible for reasonable attorney's fees, expenses, and costs incurred by the Landlord as a result of such default.

      19. MISCELLANOUS: Tenant's first month rental obligation as set forth below shall be due and payable upon the execution of this Lease.

           Base Rent           $5655.93
           Additional Rent     $1770.18
           Total Monthly Rent  $7426.11

      20. COMPLETE AGREEMENT: The parties agree that this Lease constitutes the entire agreement between the Landlord and Tenant and upon execution hereof shall be binding upon the successors and assigns of the parties hereto.

      21.  ADDITIONAL PROVISIONS:                            .

      IN WITNESS WHEREOF, the Landlord and Tenant have respectively executed this Lease on the day and year first above written.


 LANDLORD:                               TENANT:

 STATE STREET INVESTORS OF ROCKFORD,     CUMMINGS ADVERTISING INC.
 INC.

 By:  Stanley Miller                     By:       Larry Schubert
      Secretary,                         President - 4-26-01




                                         ------------------------------------
                                                               , individually



 PREPARED BY:
 Attorney Nancy Hyzer
 HYZER, HYZER & ZIMMERMAN
 855 North Madison Street
 Rockford, IL 61107
 (815) 965-3600

 ****************************************************************************

                                                                     EX-10.32

                                  L E A S E

      THIS LEASE made this 24th day of August, 2001, by and between:

      ABIDON, INC.,
      hereinafter referred to as -----------------------------------LANDLORD,

           -and-

      DEALER MARKETING SYSTEMS,
      hereinafter referred to as -------------------------------------TENANT.

                             W I T N E S S E T H:

      1. LEASED PREMISES: Landlord, in consideration of the rents provided herein and the covenants and agreements contained herein, leases to Tenant and Tenant leases from Landlord, the following described premises (hereinafter referred to as "leased premises"):

      Commonly known as 5301 East State Street, Rockford, Illinois

      Approximately 2180 square feet of space, being approximately 30 feet in width and 76'8" feet in depth, in the New Towne Plaza II, a Shopping Center, located in Rockford, Illinois, which premises are known as Store Space No.
 101. The boundaries and location of the leased premises are outlined on the site plan of the first floor of the shopping center which is marked Exhibit "A" and attached hereto and incorporated herein by reference.

      2. USE OF ADDITIONAL AREAS: The use and occupation by the Tenant of the leased premises shall include the use in common with others entitled thereto of the common areas, parking areas, driveway and sidewalks as shown on Exhibit "B" which is attached hereto and incorporated herein by reference, and other facilities as may be designated from time to time by the Landlord, subject, however, to the terms and conditions of this Lease and to reasonable rules and regulations for the use thereof as prescribed from time to time by the Landlord.

      3. TERM OF LEASE: The term of this Lease shall commence September 1, 2001, and shall continue for a period of three (3) years and shall terminate on August 31, 2004.

      4. OPTION TO EXTEND: Tenant is granted the option to renew this lease for an additional three (3) year term upon the giving of six month's written notice to Landlord prior to the expiration of the original lease term. The base rental for the option period shall be increased by One ($1.00) Dollar per square foot of the leased premises. In addition, during the option period Tenant shall pay as additional rental Tenant's pro rata share for taxes, utilities and operating expenses in accordance with Paragraph 6 of this Lease.

      5. RENT: During the term of this Lease, Tenant shall pay rent in the amount of One Thousand Two Hundred Seventy One & 67/100 ($1271.67) Dollars per month without any deductions or set-off unless otherwise provided herein in advance of the first day of each month commencing September 1, 2001 and monthly thereafter during the term of this Lease with such rent payable at the office of the Landlord.

      If the Tenant takes possession of the leased premises after the first day of the month, Tenant shall pay a fractional share of the month's rent, prorated on a per diem basis.

      6. ADDITIONAL RENTS: In addition to the base rent, Tenant shall pay to Landlord during the term of this Lease additional rents for such costs and services as set forth below which rents may be adjusted at least annually. For purpose of the additional rents, the Tenant's pro rata share shall be .02485 percent (.02485%). Tenant's share has been calculated by computing the percentage of Tenant's leased square footage to the total leasable square footage in the building. In addition, such percentage has been adjusted in accordance with the location of Tenant's space in the building. First floor tenants pay twice as much per square foot of leased space as Tenants on the second and third floors and lower levels.
 Initially, Tenants whose leased space is located on the first floor shall pay Four ($4.00) Dollars per leased square foot for the first year and those Tenants located on the second floor, third floor and the lower level shall pay Two Dollars and 25/100ths ($2.25) per leased square foot for the first year. The maximum amount to be paid by Tenant in any one year during the term of this Lease is Five Dollars and no/100ths ($5.50) per leased square foot for the space located on the first floor and Three Dollars and 25/100ths ($3.25) per leased square foot for the space located on the second and third floors.

           A. TAXES: Tenant agrees to pay to Landlord its pro rata share of the general real property taxes and assessments which have been levied or assessed upon such premises for each calendar year or fraction thereof.

           B. UTILITY COSTS: Tenant shall be solely responsible for all charges for public utilities, whether furnished by Landlord or otherwise, and including, but not limited to, gas, electricity, sewer, water and heat.
           In addition, Tenant agrees to pay to Landlord its pro rata share of all charges for public utilities including, but not limited to, sewer, water, gas, electricity, and any other utilities used upon or furnished to the parking lot or common areas or any non Tenant areas of center.

           C. MAINTENANCE, SECURITY AND OPERATION: Tenant agrees to pay to Landlord its pro rata share of all common area maintenance and security expense, parking lot maintenance expense, and all maintenance and security expense of common area of center, including, but not limited to, gardening and landscaping, the cost of public liability and property damage insurance, repairs, replacements, line painting, lighting, sanitary control, removal of snow, trash, rubbish, and garbage, and ten (10%) percent of all the costs included as operating costs to cover the Landlord's administrative and overhead costs. Operating costs shall also include the cost of repairing, maintaining, cleaning and painting the exteriors of the building and the interior common area facilities.

      7. LATE CHARGES: If Tenant fails to pay rent due within 10 days of due date, there shall be a late charge penalty of 5% of the monthly rental assessed against Tenant and such unpaid amount shall bear interest from the due date thereof to the date of payment at the rate of Eighteen (18%) percent per annum.

      8. NET LEASE: Landlord shall not be required to or expected to incur or sustain any expense in and about the leased premises throughout the term of this Lease.

      9. CONDITION OF THE PREMISES: Landlord and Tenant agree that the leased premises shall be in tenantable condition at the commencement of the term of this Lease. Carpeted floors, drywall perimeter walls, (painted) suspended ceiling, one lay in trofter for each 100 feet, one receptacle each 20 feet, sprinkler system, separate meters for heating, air conditioning and electric, one-switch per room, receptacles without switches, no lights in closets. Floor plan as per Exhibit "C".

      10. USE OF THE PREMISES: Tenant shall use the premises during the term hereof for the following purposes only: General Office. Tenant shall be entitled to peaceable and quiet enjoyment of the leased premises upon payment of rent and compliance with the covenants and agreements contained herein and upon complying with all city laws and ordinances applicable to the leased premises.

      11. PARKING: Landlord will provide for use by the Tenant, its employees, customers and visitors space for parking automobiles in the parking facilities provided by Landlord. Landlord agrees to maintain such parking facilities and provide snow removal. Landlord reserves the right to designate and locate parking spaces for Tenant and to establish reasonable rules and regulations with respect to parking.

      12. ALTERATIONS AND REDECORATING: Tenant shall not make any alterations, additions or improvements to the interior or exterior of the leased premises, or redecorate the interior of the leased premises, without Landlord's prior written consent.

      Unless the Landlord consents to their removal, all non-trade fixtures and improvements become Landlord's property, provided, however, Landlord shall have the right to request their removal upon the termination of this Lease, in which case Tenant shall be responsible for the cost of such removal. In the event Landlord consents or requests removal, Tenant shall be responsible for repair of any damage to the premises resulting from such removal.

      13. SIGNS: Tenant shall not erect, place or maintain any sign, awning or advertising matter on the exterior of the building without prior written consent of Landlord. Tenant shall be responsible for the maintenance and repair of such sign, awning or advertising matter. Building signs shall be in the form of letters illuminated from inside fabricated from .060 aluminum with 3/16 acrylic faces. Interior illumination shall be by neon lighting. Letters shall be mounted on aluminum raceway and installed on building fascia with non-corrosive fasteners. Overall length of signs shall not exceed 70% of the storefront footage. Height of letters shall not exceed 24 inches. Landlord consent: Landlord to place Tenant's name on building directory.

      14. MAINTENANCE AND REPAIRS: Tenant shall be responsible for all maintenance and repairs to the leased premises except for maintenance and repairs to major electrical and HVAC systems.

      15. INSURANCE: Tenant shall carry public liability insurance with minimum limits of $500,000 for personal injury and $100,000 for property damage and such policy shall designate the Landlord as an additional insured. Tenant shall insure its leasehold fixtures, inventory, merchandise and personal property for an amount equal to the replacement cost.

      Landlord shall obtain and Tenant shall pay its pro rata share of the premium for fire and extended coverage insurance, liability insurance, and plate glass insurance.

      16.  UNTENANTABILITY BY FIRE OR OTHER CASUALTY:
           A. If the leased premises, a part thereof, or a part of the building are destroyed or damaged by fire or other casualty, and Landlord elects not to repair such damage, Landlord may terminate this Lease by notice to Tenant within thirty (30) days after the date of such fire or other casualty, and all rents as provided in this Lease shall be prorated to the date of such fire or other casualty.
           B. In the event the leased premises, a part thereof, or a part of the building are destroyed or damaged by fire or other casualty and the Landlord elects to rebuild or restore the damaged premises, this Lease shall not terminate and Landlord shall repair the premises at Landlord's expense and all rents or a just portion thereof considering the nature and extent of the damages sustained to the leased premises, shall abate until the leased premises have been repaired or restored by the Landlord.

      17.  ASSIGNMENT OF LEASE:
           A. By Tenant. Tenant shall not assign this Lease or sublet the leased premises or permit any transfer thereof by operation of law without the prior written consent of Landlord, such consent not to be reasonably withheld.
           B. By Landlord. Landlord may assign Landlord's interest in this Lease in connection with a sale or transfer of title to the real estate or for the purpose of mortgaging the premises. Tenant agrees that this Lease shall be subordinate to any mortgage placed upon the premises by Landlord provided that such subordination shall not affect Tenant's rights to possession of the premises under the terms of this Lease.

      18.  RIGHTS AND REMEDIES:
           A. Cumulative. All rights and remedies shall be cumulative and shall not exclude any right allowed by law.
           B. Defaults. If Tenant defaults in the payment of rent or of any of the covenants and agreements of this Lease with such defaults continuing for a period of ten (10) days after written notice thereof or if the Tenant abandons the leased premises, Landlord may at its election terminate the Lease and/or terminate Tenant's right to possession of the leased premises. Landlord may institute an action for possession of the leased premises. Action by the Landlord pursuant to this paragraph shall not relieve the Tenant from any damages recoverable by law because of Tenant's default including, but not limited to, Tenant's obligation to pay rental as provided in this Lease.
           C. Landlord's Right to Enter Premises. Landlord shall have the right to enter Tenant's premises at reasonable times and to show the premises during the last six (6) months of the lease term.
           D. Surrender of Possession. Tenant agrees that upon termination of this Lease in any manner or for any cause, to surrender possession to the Landlord in as good a condition as when Tenant took possession, ordinary wear and tear excepted. In the event Tenant holds over after termination, the tenancy created shall be a month-to-month tenancy.
           E. Notices. Notices may be reserved personally or by certified or registered mail addressed to the Landlord at his principal place of business or to the Tenant at 5301 East State Street, Rockford, Illinois.
           F. Attorney's Fees and Costs. In the event of default by Tenant of any of the provisions of this Lease, Tenant shall be responsible for reasonable attorney's fees, expenses, and costs incurred by the Landlord as a result of such default.

      19. MISCELLANOUS: Tenant's first month rental obligation as set forth below shall be due and payable upon the execution of this Lease.

           Base Rent           $ 1271.67
           Additional Rent     $  726.66
           Total Monthly Rent  $ 1998.33

      20. COMPLETE AGREEMENT: The parties agree that this Lease constitutes the entire agreement between the Landlord and Tenant and upon execution hereof shall be binding upon the successors and assigns of the parties hereto.

      21.  ADDITIONAL PROVISIONS:                            .

      IN WITNESS WHEREOF, the Landlord and Tenant have respectively executed this Lease on the day and year first above written.


 LANDLORD:                               TENANT:

 STATE STREET INVESTORS OF ROCKFORD,     DEALER MARKETING SYSTEMS
 INC.

 By:  Stanley Miller                     By:
      Secretary,                         President



                                         ------------------------------------
                                                               , individually



 PREPARED BY:
 Attorney Nancy Hyzer
 HYZER, HYZER & ZIMMERMAN
 855 North Madison Street
 Rockford, IL 61107
 (815) 965-3600

 ****************************************************************************

                                                                     EX-10.33

                                  L E A S E

      THIS LEASE made this 5th day of May, 1992, by and between:

      STATE STREET INVESTORS OF ROCKFORD, INC., hereinafter referred to as -----------------------------------LANDLORD,

           -and-

      DEBBIE LARSON, CAROL LAWLER, JACKIE BURDEN, hereinafter referred to as -------------------------------------TENANT.

                             W I T N E S S E T H:

      1. LEASED PREMISES: Landlord, in consideration of the rents provided herein and the covenants and agreements contained herein, leases to Tenant and Tenant leases from Landlord, the following described premises (hereinafter referred to as "leased premises"):

      Commonly known as 5301 East State Street, Rockford, Illinois

      Approximately 1920 square feet of space, being approximately 50 feet in width and 30 feet plus 26.5' x 16' in depth, in the New Towne Plaza II, a Shopping Center, located in Rockford, Illinois, which premises are known as Store Space No. 204. The boundaries and location of the leased premises are outlined on the site plan of the second floor of the shopping center which is marked Exhibit "A" and attached hereto and incorporated herein by reference.

      2. USE OF ADDITIONAL AREAS: The use and occupation by the Tenant of the leased premises shall include the use in common with others entitled thereto of the common areas, parking areas, driveway and sidewalks as shown on Exhibit "B" which is attached hereto and incorporated herein by reference, and other facilities as may be designated from time to time by the Landlord, subject, however, to the terms and conditions of this Lease and to reasonable rules and regulations for the use thereof as prescribed from time to time by the Landlord.

      3. TERM OF LEASE: The term of this Lease shall commence June 15, 1992, and shall continue for a period of Five (5) years and shall terminate on June 14, 1997.

      4. OPTION TO EXTEND: Tenant is granted the option to renew this lease for an additional Five (5) year term upon the giving of six month's written notice to Landlord prior to the expiration of the original lease term. The base rental for the option period shall be increased by Two ($2.00) Dollars per square foot of the leased premises. In addition, during the option period Tenant shall pay as additional rental Tenant's pro rata share for taxes, utilities and operating expenses in accordance with Paragraph 6 of this Lease.

      5. BASE RENT: During the term of this Lease, Tenant shall pay rent in the amount of See Paragraph #21 ($ ) Dollars per month without any deductions or set-off unless otherwise provided herein in advance of the first day of each month commencing June 15, 1992 and monthly thereafter during the term of this Lease with such rent payable at the office of the Landlord.

      If the Tenant takes possession of the leased premises after the first day of the month, Tenant shall pay a fractional share of the month's rent, prorated on a per diem basis.

      6. ADDITIONAL RENTS: In addition to the base rent, Tenant shall pay to Landlord during the term of this Lease additional rents for such costs and services as set forth below which rents may be adjusted at least annually. For purpose of the additional rents, the Tenant's pro rata share shall be .01163 percent (.01163%). Tenant's share has been calculated by computing the percentage of Tenant's leased square footage to the total leasable square footage in the building. In addition, such percentage has been adjusted in accordance with the location of Tenant's space in the building. First floor tenants pay twice as much per square foot of leased space as Tenants on the second and third floors and lower levels. Initially, Tenants whose leased space is located on the first floor shall pay Two ($2.00) Dollars per leased square foot for the first year and those Tenants located on the second floor, third floor and the lower level shall pay One Dollar ($1.00) per leased square foot for the first year. The maximum amount to be paid by Tenant in any one year during the term of this Lease is Three Dollars ($3.00) per leased square foot for the space located on the first floor and One Dollar and 50/100ths ($1.50) per leased square foot for the space located on the second floor. Such additional rent shall be applied to the following property costs and services.

           A. TAXES: Tenant agrees to pay to Landlord its pro rata share of the general real property taxes and assessments which have been levied or assessed upon such premises for each calendar year or fraction thereof.

           B. UTILITY COSTS: Tenant shall be solely responsible for all charges for public utilities, whether furnished by Landlord or otherwise, and including, but not limited to, gas, electricity, sewer, water and heat.

           In addition, Tenant agrees to pay to Landlord its pro rata share of all charges for public utilities including, but not limited to, sewer, water, gas, electricity, and any other utilities used upon or furnished to the parking lot or common areas or any non Tenant areas of center.

           C. MAINTENANCE, SECURITY AND OPERATION: Tenant agrees to pay to Landlord its pro rata share of all common area maintenance and security expense, parking lot maintenance expense, and all maintenance and security expense of common area of center, including, but not limited to, gardening and landscaping, the cost of public liability and property damage insurance, repairs, replacements, line painting, lighting, sanitary control, removal of snow, trash, rubbish, and garbage, and ten (10%) percent of all the costs included as operating costs to cover the Landlord's administrative and overhead costs. Operating costs shall also include the cost of repairing, maintaining, cleaning and painting the exteriors of the building and the interior common area facilities.

      7. LATE CHARGES: If Tenant shall fail to pay when due and payable any rent or any additional rent, there shall be a Twenty-five ($25.00) Dollar late charge assessed against Tenant and such unpaid amount shall bear interest from the due date thereof to the date of payment at the rate of Eighteen (18%) percent per annum.

      9. CONDITION OF THE PREMISES: Landlord and Tenant agree that the leased premises shall be in tenantable condition at the commencement of the term of this Lease. Carpeted floors, drywall perimeter walls, (painted) suspended ceiling, one lay in trofter for each 100 feet, one receptacle each 20 feet, sprinkler system, separate meters for heating, air conditioning and electric, one-switch per room, receptacles are not switched, no lights in closets. Floor plan as per Exhibit "C".

      10. USE OF THE PREMISES: Tenant shall use the premises during the term hereof for the following purposes only: General office, meetings, Mary Kay Products. Tenant shall be entitled to peaceable and quiet enjoyment of the leased premises upon payment of rent and compliance with the covenants and agreements contained herein and upon complying with all city laws and ordinances applicable to the leased premises.

      11. PARKING: Landlord will provide for use by the Tenant, its employees, customers and visitors space for parking automobiles in the parking facilities provided by Landlord. Landlord agrees to maintain such parking facilities and provide snow removal subject to Tenant's obligation for reimbursement of its pro rata share pursuant to Paragraph 6.C. Landlord reserves the right to designate and locate parking spaces for Tenant and to establish reasonable rules and regulations with respect to parking.

      12. ALTERATIONS AND REDECORATING: Tenant shall not make any alterations, additions or improvements to the interior or exterior of the leased premises, or redecorate the interior of the leased premises, without Landlord's prior written consent.

      13. SIGNS: Tenant shall not erect, place or maintain any sign, awning or advertising matter on the exterior of the building without prior written consent of Landlord. Tenant shall be responsible for the maintenance and repair of such sign, awning or advertising matter. Building signs shall be in the form of letters illuminated from inside fabricated from .060 aluminum with 3/16 acrylic faces. Interior illumination shall be by neon lighting. Letters shall be mounted on aluminum raceway and installed on building fascia with non-corrosive fasteners. Overall length of signs shall not exceed 70% of the storefront footage. Height of letters shall not exceed 24 inches. Landlord consent: Landlord to place Company name on Building Directory.

      15. INSURANCE: Tenant shall carry public liability insurance with minimum limits of $500,000 for personal injury and $100,000 for property damage and such policy shall designate the Landlord as an additional insured. Tenant shall insure its leasehold fixtures, inventory, merchandise and personal property for an amount equal to the replacement cost.

      Landlord shall obtain and Tenant shall pay its pro rata share of the premium for fire and extended coverage insurance, liability insurance, and plate glass insurance.

      16.  UNTENANTABILITY BY FIRE OR OTHER CASUALTY:
           A. If the leased premises, a part thereof, or a part of the building are destroyed or damaged by fire or other casualty, and Landlord elects not to repair such damage, Landlord may terminate this Lease by notice to Tenant within thirty (30) days after the date of such fire or other casualty, and all rents as provided in this Lease shall be prorated to the date of such fire or other casualty.
           B. In the event the leased premises, a part thereof, or a part of the building are destroyed or damaged by fire or other casualty and the Landlord elects to rebuild or restore the damaged premises, this Lease shall not terminate and Landlord shall repair the premises at Landlord's expense and all rents or a just portion thereof considering the nature and extent of the damages sustained to the leased premises, shall abate until the leased premises have been repaired or restored by the Landlord.

      17.  ASSIGNMENT OF LEASE:
           A. By Tenant. Tenant shall not assign this Lease or sublet the leased premises or permit any transfer thereof by operation of law without the prior written consent of Landlord, such consent not to be reasonably withheld.
           B. By Landlord. Landlord may assign Landlord's interest in this Lease in connection with a sale or transfer of title to the real estate or for the purpose of mortgaging the premises. Tenant agrees that this Lease shall be subordinate to any mortgage placed upon the premises by Landlord provided that such subordination shall not affect Tenant's rights to possession of the premises under the terms of this Lease.

      18.  RIGHTS AND REMEDIES:
           A. Cumulative. All rights and remedies shall be cumulative and shall not exclude any right allowed by law.
           B. Defaults. If Tenant defaults in the payment of rent or of any of the covenants and agreements of this Lease with such defaults continuing for a period of ten (10) days after written notice thereof or if the Tenant abandons the leased premises, Landlord may at its election terminate the Lease and/or terminate Tenant's right to possession of the leased premises. Landlord may institute an action for possession of the leased premises. Action by the Landlord pursuant to this paragraph shall not relieve the Tenant from any damages recoverable by law because of Tenant's default including, but not limited to, Tenant's obligation to pay rental as provided in this Lease.
           C. Landlord's Right to Enter Premises. Landlord shall have the right to enter Tenant's premises at reasonable times and to show the premises during the last six (6) months of the lease term.
           D. Surrender of Possession. Tenant agrees that upon termination of this Lease in any manner or for any cause, to surrender possession to the Landlord in as good a condition as when Tenant took possession, ordinary wear and tear excepted. In the event Tenant holds over after termination, the tenancy created shall be a month-to-month tenancy.
           E. Notices. Notices may be reserved personally or by certified or registered mail addressed to the Landlord at his principal place of business or to the Tenant at 5301 East State Street, Rockford, Illinois.
           F. Attorney's Fees and Costs. In the event of default by Tenant of any of the provisions of this Lease, Tenant shall be responsible for reasonable attorney's fees, expenses, and costs incurred by the Landlord as a result of such default.

      19. MISCELLANOUS: Tenant's first month rental obligation as set forth below shall be due and payable upon the execution of this Lease.

           Base Rent
           Additional Rent
           Total Monthly Rent

      20. COMPLETE AGREEMENT: The parties agree that this Lease constitutes the entire agreement between the Landlord and Tenant and upon execution hereof shall be binding upon the successors and assigns of the parties hereto.

      21.  ADDITIONAL PROVISIONS: Rental Schedule

   Months     - $841.67 Base Rent plus $158.33 Add'l Rent = $1,000.00 total
  1 thru 24                                                 per month

   Months     - $950.00 Base Rent plus $158.33 Add'l Rent = $1,108.33 total
 25 thru 60                                                 per month


      IN WITNESS WHEREOF, the Landlord and Tenant have respectively executed this Lease on the day and year first above written.


 LANDLORD:                               TENANT:

 STATE STREET INVESTORS OF ROCKFORD,     DEBBIE LARSON
 INC.                                    Debbie Larson

 By:  Stanley Miller                     By:  Debbie Larson
      Secretary,                              Jackie Burden
                                              Carol Lawler


 PREPARED BY:
 Attorney Nancy Hyzer
 HYZER, HYZER & ZIMMERMAN
 855 North Madison Street
 Rockford, IL 61107
 (815) 965-3600

                            OPTION TO EXTEND LEASE

 DATE:          February 18, 1997



 LEASE DATED:   5/5/92    BETWEEN STATE STREET INVESTORS OF ROCKFORD, INC.

 (LANDLORD) AND DEBBIE LARSON, CAROL LAWLER, & JACKIE BURDEN (TENANT)

 SPACE NO. 204



 Tenant wishes to exercise Option to Extend the above lease for an additional

 Five (5) years ending on June 14, 2002.

 The base rental for the Option period shall be *

 (         ) per month plus additional rental of Two Hundred Thirty Seven and

 49/100 (237.49) per month.

 **
 All other terms of the lease to remain the same.  ***

 *Base rental shall be
  One Thousand One Hundred Ten and no/100          6/15/97-6/14/99

  Base rental shall be
  One Thousand Two Hundred Seventy and no/100      6/15/99-6/14/2002.


      LANDLORD                           TENANT

 STATE STREET INVESTORS OF ROCKFORD,     DEBBIE LARSON, CAROL LAWLER,
 INC.                                    JACKIE BURDEN

 By                                      By



 ** In addition, during the Option period, tenant shall pay additional rental for taxes, utilities, and operating expenses in accordance with Paragraph 6 of Lease, "Additional Rents":

      "During the Option period, the maximum amount to be paid by Tenant in any one year shall be Four Dollars and Fifty Cents ($4.50) per leased square foot for the space located on the first floor (an increase of $1.50 per square foot) and Two Dollars and Twenty Five cents ($2.25) per leased square foot for the space located on the second and third floors (an increase of 75 cents.)"

 ***Landlord agrees to replace carpeting with same as existing quality. Tenant agrees to clean carpeting every six months, or when necessary, at their expense. Landlord to inspect carpeting every six months of the lease term and if Tenant doesn't clean carpeting when notified Landlord will have carpeting cleaned and charge Tenant.

 ****************************************************************************

                                                                     EX-10.34

                                  L E A S E

      THIS LEASE made this 23rd day of July, 2001, by and between:

      ABIDON, INC.,
      hereinafter referred to as -----------------------------------LANDLORD,

           -and-

      DEEP SEA ELECTRONICS PLC,
      hereinafter referred to as -------------------------------------TENANT.

                             W I T N E S S E T H:

      1. LEASED PREMISES: Landlord, in consideration of the rents provided herein and the covenants and agreements contained herein, leases to Tenant and Tenant leases from Landlord, the following described premises (hereinafter referred to as "leased premises"):

      Commonly known as 5301 East State Street, Rockford, Illinois

      Approximately 900 square feet of space, being approximately 18'4" feet in width and 50'4" feet in depth, in the New Towne Plaza II, a Shopping Center, located in Rockford, Illinois, which premises are known as Store Space No. 202. The boundaries and location of the leased premises are outlined on the site plan of the second floor of the shopping center which is marked Exhibit "A" and attached hereto and incorporated herein by reference.

      2. USE OF ADDITIONAL AREAS: The use and occupation by the Tenant of the leased premises shall include the use in common with others entitled thereto of the common areas, parking areas, driveway and sidewalks as shown on Exhibit "B" which is attached hereto and incorporated herein by reference, and other facilities as may be designated from time to time by the Landlord, subject, however, to the terms and conditions of this Lease and to reasonable rules and regulations for the use thereof as prescribed from time to time by the Landlord.

      3. TERM OF LEASE: The term of this Lease shall commence September 1, 2001, and shall continue for a period of three (3) years and shall terminate on August 31, 2004.

      4. OPTION TO EXTEND: Tenant is granted the option to renew this lease for an additional five (5) year term upon the giving of six month's written notice to Landlord prior to the expiration of the original lease term. The base rental for the option period shall be increased by One ($1.00) Dollar per square foot of the leased premises per year. In addition, during the option period Tenant shall pay as additional rental Tenant's pro rata share for taxes, utilities and operating expenses in accordance with Paragraph 6 of this Lease.

      5. RENT: During the term of this Lease, Tenant shall pay rent in the amount of Six Hundred Thirty Seven & 50/100 ($637.50) Dollars per month without any deductions or set-off unless otherwise provided herein in advance of the first day of each month commencing September 1, 2001 and monthly thereafter during the term of this Lease with such rent payable at the office of the Landlord.

      If the Tenant takes possession of the leased premises after the first day of the month, Tenant shall pay a fractional share of the month's rent, prorated on a per diem basis.

      6. ADDITIONAL RENTS: In addition to the base rent, Tenant shall pay to Landlord during the term of this Lease additional rents for such costs and services as set forth below which rents may be adjusted at least annually. For purpose of the additional rents, the Tenant's pro rata share shall be .577 percent (.577%). Tenant's share has been calculated by computing the percentage of Tenant's leased square footage to the total leasable square footage in the building. In addition, such percentage has been adjusted in accordance with the location of Tenant's space in the building. Initially, Tenants whose leased space is located on the second floor shall pay two dollars and 25/100ths ($2.25) Dollars per leased square foot for the first year. The maximum amount to be paid by Tenant in any one year during the term of this Lease is Three Dollars and 25/100ths ($3.25) per leased square foot for the space located on the second floor. Such additional rent shall be applied to the following property costs and services.

           A. TAXES: Tenant agrees to pay to Landlord its pro rata share of the general real property taxes and assessments which have been levied or assessed upon such premises for each calendar year or fraction thereof.

           B. UTILITY COSTS: Tenant shall be solely responsible for all charges for public utilities, whether furnished by Landlord or otherwise, and including, but not limited to, gas, electricity, sewer, water and heat.

           In addition, Tenant agrees to pay to Landlord its pro rata share of all charges for public utilities including, but not limited to, sewer, water, gas, electricity, and any other utilities used upon or furnished to the parking lot or common areas or any non Tenant areas of center.

           C. MAINTENANCE, SECURITY AND OPERATION: Tenant agrees to pay to Landlord its pro rata share of all common area maintenance and security expense, parking lot maintenance expense, and all maintenance and security expense of common area of center, including, but not limited to, gardening and landscaping, the cost of public liability and property damage insurance, repairs, replacements, line painting, lighting, sanitary control, removal of snow, trash, rubbish, and garbage, and ten (10%) percent of all the costs included as operating costs to cover the Landlord's administrative and overhead costs. Operating costs shall also include the cost of repairing, maintaining, cleaning and painting the exteriors of the building and the interior common area facilities.

      7. LATE CHARGES: If Tenant fails to pay rent due within 10 days of due date, there shall be a late charge penalty of 5% of the monthly rental assessed against Tenant and such unpaid amount shall bear interest from the due date thereof to the date of payment at the rate of Eighteen (18%) percent per annum.

      8. NET LEASE: Landlord shall not be required to or expected to incur or sustain any expense in and about the leased premises throughout the term of this Lease.

      9. CONDITION OF THE PREMISES: Landlord and Tenant agree that the leased premises shall be in tenantable condition at the commencement of the term of this Lease. Carpeted floors, drywall perimeter walls, (painted) suspended ceiling, one lay in trofter for each 100 feet, one receptacle each 20 feet, sprinkler system, separate meters for heating, air conditioning and electric, one-switch per room, receptacles without switches, no lights in closets. Floor plan as per Exhibit "C".

      10. USE OF THE PREMISES: Tenant shall use the premises during the term hereof for the following purposes only: General Office. Tenant shall be entitled to peaceable and quiet enjoyment of the leased premises upon payment of rent and compliance with the covenants and agreements contained herein and upon complying with all city laws and ordinances applicable to the leased premises.

      11. PARKING: Landlord will provide for use by the Tenant, its employees, customers and visitors space for parking automobiles in the parking facilities provided by Landlord. Landlord agrees to maintain such parking facilities and provide snow removal. Landlord reserves the right to designate and locate parking spaces for Tenant and to establish reasonable rules and regulations with respect to parking.

      12. ALTERATIONS AND REDECORATING: Tenant shall not make any alterations, additions or improvements to the interior or exterior of the leased premises, or redecorate the interior of the leased premises, without Landlord's prior written consent.

      Unless the Landlord consents to their removal, all non-trade fixtures and improvements become Landlord's property, provided, however, Landlord shall have the right to request their removal upon the termination of this Lease, in which case Tenant shall be responsible for the cost of such removal. In the event Landlord consents or requests removal, Tenant shall be responsible for repair of any damage to the premises resulting from such removal.

      13. SIGNS: Tenant shall not erect, place or maintain any sign, awning or advertising matter on the exterior of the building without prior written consent of Landlord. Tenant shall be responsible for the maintenance and repair of such sign, awning or advertising matter. Building signs shall be in the form of letters illuminated from inside fabricated from .060 aluminum with 3/16 acrylic faces. Interior illumination shall be by neon lighting. Letters shall be mounted on aluminum raceway and installed on building fascia with non-corrosive fasteners. Overall length of signs shall not exceed 70% of the storefront footage. Height of letters shall not exceed 24 inches. Landlord consent: Landlord to place Tenant's name on building directory.

      14. MAINTENANCE AND REPAIRS: Tenant shall be responsible for all maintenance and repairs to the leased premises except for maintenance and repairs to major electrical and HVAC systems.

      15. INSURANCE: Tenant shall carry public liability insurance with minimum limits of $500,000 for personal injury and $100,000 for property damage and such policy shall designate the Landlord as an additional insured. Tenant shall insure its leasehold fixtures, inventory, merchandise and personal property for an amount equal to the replacement cost.

      Landlord shall obtain and Tenant shall pay its pro rata share of the premium for fire and extended coverage insurance, liability insurance, and plate glass insurance is one of the pro rata expenses covered under Paragraph 6 (thereby subject to the $3.25 cap).

      16.  UNTENANTABILITY BY FIRE OR OTHER CASUALTY:
           A. If the leased premises, a part thereof, or a part of the building are destroyed or damaged by fire or other casualty, and Landlord elects not to repair such damage, Landlord may terminate this Lease by notice to Tenant within thirty (30) days after the date of such fire or other casualty, and all rents as provided in this Lease shall be prorated to the date of such fire or other casualty.
           B. In the event the leased premises, a part thereof, or a part of the building are destroyed or damaged by fire or other casualty and the Landlord elects to rebuild or restore the damaged premises, this Lease shall not terminate and Landlord shall repair the premises at Landlord's expense and all rents or a just portion thereof considering the nature and extent of the damages sustained to the leased premises, shall abate until the leased premises have been repaired or restored by the Landlord.

      17.  ASSIGNMENT OF LEASE:
           A. By Tenant. Tenant shall not assign this Lease or sublet the leased premises or permit any transfer thereof by operation of law without the prior written consent of Landlord, such consent not to be reasonably withheld.
           B. By Landlord. Landlord may assign Landlord's interest in this Lease in connection with a sale or transfer of title to the real estate or for the purpose of mortgaging the premises. Tenant agrees that this Lease shall be subordinate to any mortgage placed upon the premises by Landlord provided that such subordination shall not affect Tenant's rights to possession of the premises under the terms of this Lease.

      18.  RIGHTS AND REMEDIES:
           A. Cumulative. All rights and remedies shall be cumulative and shall not exclude any right allowed by law.
           B. Defaults. If Tenant defaults in the payment of rent or of any of the covenants and agreements of this Lease with such defaults continuing for a period of ten (10) days after written notice thereof or if the Tenant abandons the leased premises, Landlord may at its election terminate the Lease and/or terminate Tenant's right to possession of the leased premises. Landlord may institute an action for possession of the leased premises. Action by the Landlord pursuant to this paragraph shall not relieve the Tenant from any damages recoverable by law because of Tenant's default including, but not limited to, Tenant's obligation to pay rental as provided in this Lease.
           C. Landlord's Right to Enter Premises. Landlord shall have the right to enter Tenant's premises at reasonable times and to show the premises during the last six (6) months of the lease term.
           D. Surrender of Possession. Tenant agrees that upon termination of this Lease in any manner or for any cause, to surrender possession to the Landlord in as good a condition as when Tenant took possession, ordinary wear and tear excepted. In the event Tenant holds over after termination, the tenancy created shall be a month-to-month tenancy.
           E. Notices. Notices may be reserved personally or by certified or registered mail addressed to the Landlord at his principal place of business or to the Tenant at 5301 East State Street, Rockford, Illinois.
           F. Attorney's Fees and Costs. In the event of default by Tenant of any of the provisions of this Lease, Tenant shall be responsible for reasonable attorney's fees, expenses, and costs incurred by the Landlord as a result of such default.

      19. MISCELLANOUS: Tenant's first month rental obligation as set forth below shall be due and payable upon the execution of this Lease.

           Base Rent           $637.50
           Additional Rent     $168.75
           Total Monthly Rent  $806.25

      20. COMPLETE AGREEMENT: The parties agree that this Lease constitutes the entire agreement between the Landlord and Tenant and upon execution hereof shall be binding upon the successors and assigns of the parties hereto.

      21. ADDITIONAL PROVISIONS: Novation. Landlord agrees that in the event a subsidiary company of Tenant is duly organized in the United States, subject to the conditions set forth below, Landlord shall release Tenant, Deep Sea Electronics, PLC from any and all obligations and liability arising under or in connection with this lease agreement. Landlord's obligation to release Tenant is conditioned upon the following: (1) receipt of written proof of incorporation by a U.S. subsidiary company of Deep Sea Electronics, PLC, and (2) receipt of a written resolution of any such subsidiary company evidencing the notification and assumption by said company on any and all obligations under and in connection with this lease agreement. Upon receiving the above documentation, Landlord shall duly execute and deliver a written release of obligations and liability hereunder, and such subsidiary company shall be obligated and treated in all respects as Tenant from the date of said release.

      IN WITNESS WHEREOF, the Landlord and Tenant have respectively executed this Lease on the day and year first above written.


 LANDLORD:                               TENANT:

 STATE STREET INVESTORS OF ROCKFORD,     DEEP SEA ELECTRONICS PLC
 INC.

 By:  Stanley Miller                     By:
      Secretary,                         Director



                                         ------------------------------------
                                                               , individually


 PREPARED BY:
 Attorney Nancy Hyzer
 HYZER, HYZER & ZIMMERMAN
 855 North Madison Street
 Rockford, IL 61107
 (815) 965-3600

 ****************************************************************************

                                                                     EX-10.35

                                  L E A S E

      THIS LEASE made this 29th day of November, 2000, by and between:

      ABIDON, INC.,
      hereinafter referred to as -----------------------------------LANDLORD,

           -and-

      MICHELLE L. DEMARCO & SHELLEY D'AGNOLO,
      hereinafter referred to as -------------------------------------TENANT.

                             W I T N E S S E T H:

      1. LEASED PREMISES: Landlord, in consideration of the rents provided herein and the covenants and agreements contained herein, leases to Tenant and Tenant leases from Landlord, the following described premises (hereinafter referred to as "leased premises"):

      Commonly known as 5301 East State Street, Rockford, Illinois

      Approximately 1000 square feet of space, being approximately 20'8" feet
 in width and 50      feet in depth, in the New Towne Plaza II, a Shopping
 Center, located in Rockford, Illinois, which premises are known as Store Space No. 102. The boundaries and location of the leased premises are outlined on the site plan of the first floor of the shopping center which is marked Exhibit "A" and attached hereto and incorporated herein by reference.

      2. USE OF ADDITIONAL AREAS: The use and occupation by the Tenant of the leased premises shall include the use in common with others entitled thereto of the common areas, parking areas, driveway and sidewalks as shown on Exhibit "B" which is attached hereto and incorporated herein by reference, and other facilities as may be designated from time to time by the Landlord, subject, however, to the terms and conditions of this Lease and to reasonable rules and regulations for the use thereof as prescribed from time to time by the Landlord.

      3. TERM OF LEASE: The term of this Lease shall commence December 1, 2000, and shall continue for a period of Five (5) years and shall terminate on November 30, 2005.

      4. OPTION TO EXTEND: Tenant is granted the option to renew this lease for an additional Five (5) year term upon the giving of six month's written notice to Landlord prior to the expiration of the original lease term. The base rental for the option period shall be increased by One ($1.00) Dollar per square foot of the leased premises. In addition, during the option period Tenant shall pay as additional rental Tenant's pro rata share for taxes, utilities and operating expenses in accordance with Paragraph 6 of this Lease.

      5. RENT: During the term of this Lease, Tenant shall pay rent in the amount of Eight Hundred Thirty Three & 33/100 ($833.33) Dollars per month without any deductions or set-off unless otherwise provided herein in advance of the first day of each month commencing December 1, 2000 and monthly thereafter during the term of this Lease with such rent payable at the office of the Landlord.

      If the Tenant takes possession of the leased premises after the first day of the month, Tenant shall pay a fractional share of the month's rent, prorated on a per diem basis.

      6. ADDITIONAL RENTS: In addition to the base rent, Tenant shall pay to Landlord during the term of this Lease additional rents for such costs and services as set forth below which rents may be adjusted at least annually. For purpose of the additional rents, the Tenant's pro rata share shall be .0114 percent (.0114%). Tenant's share has been calculated by computing the percentage of Tenant's leased square footage to the total leasable square footage in the building. In addition, such percentage has been adjusted in accordance with the location of Tenant's space in the building. Initially, Tenants whose leased space is located on the first floor shall pay Four ($4.00) Dollars per leased square foot for the first year. The maximum amount to be paid by Tenant in any one year during the
 term of this Lease is Five Dollars ($5.00    ) per leased square foot for
 the space located on the first floor. Such additional rent shall be applied to the following property costs and services.

           A. TAXES: Tenant agrees to pay to Landlord its pro rata share of the general real property taxes and assessments which have been levied or assessed upon such premises for each calendar year or fraction thereof.

           B. UTILITY COSTS: Tenant shall be solely responsible for all charges for public utilities, whether furnished by Landlord or otherwise, and including, but not limited to, gas, electricity, sewer, water and heat.

           In addition, Tenant agrees to pay to Landlord its pro rata share of all charges for public utilities including, but not limited to, sewer, water, gas, electricity, and any other utilities used upon or furnished to the parking lot or common areas or any non Tenant areas of center.

           C. MAINTENANCE, SECURITY AND OPERATION: Tenant agrees to pay to Landlord its pro rata share of all common area maintenance and security expense, parking lot maintenance expense, and all maintenance and security expense of common area of center, including, but not limited to, gardening and landscaping, the cost of public liability and property damage insurance, repairs, replacements, line painting, lighting, sanitary control, removal of snow, trash, rubbish, and garbage, and ten (10%) percent of all the costs included as operating costs to cover the Landlord's administrative and overhead costs. Operating costs shall also include the cost of repairing, maintaining, cleaning and painting the exteriors of the building and the interior common area facilities.

      7. LATE CHARGES: If Tenant fails to pay rent due within 10 days of due date, there shall be a late charge penalty of 5% of the monthly rental assessed against Tenant and such unpaid amount shall bear interest from the due date thereof to the date of payment at the rate of Eighteen (18%) percent per annum.

      8. NET LEASE: Landlord shall not be required to or expected to incur or sustain any expense in and about the leased premises throughout the term of this Lease.

      9. CONDITION OF THE PREMISES: Landlord and Tenant agree that the leased premises shall be in tenantable condition at the commencement of the term of this Lease. Carpeted floors, drywall perimeter walls, (painted) suspended ceiling, one lay in trofter for each 100 feet, one receptacle each 20 feet, sprinkler system, separate meters for heating, air conditioning and electric, one-switch per room, receptacles without switches, no lights in closets. Floor plan as per Exhibit "C".

      10. USE OF THE PREMISES: Tenant shall use the premises during the term hereof for the following purposes only: Beauty Salon and Retail Sales. Tenant shall be entitled to peaceable and quiet enjoyment of the leased premises upon payment of rent and compliance with the covenants and agreements contained herein and upon complying with all city laws and ordinances applicable to the leased premises.

      11. PARKING: Landlord will provide for use by the Tenant, its employees, customers and visitors space for parking automobiles in the parking facilities provided by Landlord. Landlord agrees to maintain such parking facilities and provide snow removal. Landlord reserves the right to designate and locate parking spaces for Tenant and to establish reasonable rules and regulations with respect to parking.

      12. ALTERATIONS AND REDECORATING: Tenant shall not make any alterations, additions or improvements to the interior or exterior of the leased premises, or redecorate the interior of the leased premises, without Landlord's prior written consent.

      Unless the Landlord consents to their removal, all non-trade fixtures and improvements become Landlord's property, provided, however, Landlord shall have the right to request their removal upon the termination of this Lease, in which case Tenant shall be responsible for the cost of such removal. In the event Landlord consents or requests removal, Tenant shall be responsible for repair of any damage to the premises resulting from such removal.

      13. SIGNS: Tenant shall not erect, place or maintain any sign, awning or advertising matter on the exterior of the building without prior written consent of Landlord. Tenant shall be responsible for the maintenance and repair of such sign, awning or advertising matter. Building signs shall be in the form of letters illuminated from inside fabricated from .060 aluminum with 3/16 acrylic faces. Interior illumination shall be by neon lighting. Letters shall be mounted on aluminum raceway and installed on building fascia with non-corrosive fasteners. Overall length of signs shall not exceed 70% of the storefront footage. Height of letters shall not exceed 24 inches. Landlord consent:

      14. MAINTENANCE AND REPAIRS: Tenant shall be responsible for all maintenance and repairs to the leased premises except for maintenance and repairs to major electrical and HVAC systems.

      15. INSURANCE: Tenant shall carry public liability insurance with minimum limits of $500,000 for personal injury and $100,000 for property damage and such policy shall designate the Landlord as an additional insured. Tenant shall insure its leasehold fixtures, inventory, merchandise and personal property for an amount equal to the replacement cost.

      Landlord shall obtain and Tenant shall pay its pro rata share of the premium for fire and extended coverage insurance, liability insurance, and plate glass insurance.

      16.  UNTENANTABILITY BY FIRE OR OTHER CASUALTY:
           A. If the leased premises, a part thereof, or a part of the building are destroyed or damaged by fire or other casualty, and Landlord elects not to repair such damage, Landlord may terminate this Lease by notice to Tenant within thirty (30) days after the date of such fire or other casualty, and all rents as provided in this Lease shall be prorated to the date of such fire or other casualty.
           B. In the event the leased premises, a part thereof, or a part of the building are destroyed or damaged by fire or other casualty and the Landlord elects to rebuild or restore the damaged premises, this Lease shall not terminate and Landlord shall repair the premises at Landlord's expense and all rents or a just portion thereof considering the nature and extent of the damages sustained to the leased premises, shall abate until the leased premises have been repaired or restored by the Landlord.

      17.  ASSIGNMENT OF LEASE:
           A. By Tenant. Tenant shall not assign this Lease or sublet the leased premises or permit any transfer thereof by operation of law without the prior written consent of Landlord, such consent not to be reasonably withheld.
           B. By Landlord. Landlord may assign Landlord's interest in this Lease in connection with a sale or transfer of title to the real estate or for the purpose of mortgaging the premises. Tenant agrees that this Lease shall be subordinate to any mortgage placed upon the premises by Landlord provided that such subordination shall not affect Tenant's rights to possession of the premises under the terms of this Lease.

      18.  RIGHTS AND REMEDIES:
           A. Cumulative. All rights and remedies shall be cumulative and shall not exclude any right allowed by law.
           B. Defaults. If Tenant defaults in the payment of rent or of any of the covenants and agreements of this Lease with such defaults continuing for a period of ten (10) days after written notice thereof or if the Tenant abandons the leased premises, Landlord may at its election terminate the Lease and/or terminate Tenant's right to possession of the leased premises. Landlord may institute an action for possession of the leased premises. Action by the Landlord pursuant to this paragraph shall not relieve the Tenant from any damages recoverable by law because of Tenant's default including, but not limited to, Tenant's obligation to pay rental as provided in this Lease.
           C. Landlord's Right to Enter Premises. Landlord shall have the right to enter Tenant's premises at reasonable times and to show the premises during the last six (6) months of the lease term.
           D. Surrender of Possession. Tenant agrees that upon termination of this Lease in any manner or for any cause, to surrender possession to the Landlord in as good a condition as when Tenant took possession, ordinary wear and tear excepted. In the event Tenant holds over after termination, the tenancy created shall be a month-to-month tenancy.
           E. Notices. Notices may be reserved personally or by certified or registered mail addressed to the Landlord at his principal place of business or to the Tenant at 5301 East State Street, Rockford, Illinois.
           F. Attorney's Fees and Costs. In the event of default by Tenant of any of the provisions of this Lease, Tenant shall be responsible for reasonable attorney's fees, expenses, and costs incurred by the Landlord as a result of such default.

      19. MISCELLANOUS: Tenant's first month rental obligation as set forth below shall be due and payable upon the execution of this Lease.

           Base Rent           $  833.33
           Additional Rent     $  333.33
           Total Monthly Rent  $ 1166.66

      20. COMPLETE AGREEMENT: The parties agree that this Lease constitutes the entire agreement between the Landlord and Tenant and upon execution hereof shall be binding upon the successors and assigns of the parties hereto.

      21. ADDITIONAL PROVISIONS: Landlord to paint all interior walls with two coats flat finish, color Navaho White and install quarry tile floor. Landlord to furnish labor and paint materials. Landlord will pay up to $2500.00 towards cost of tile and furnish all labor for installation of new floor and replace new vinyl base.

      IN WITNESS WHEREOF, the Landlord and Tenant have respectively executed this Lease on the day and year first above written.


 LANDLORD:                               TENANT:

 ABIDON, INC.                            MICHELLE L. DEMARCO & SHELLEY
                                         D'AGNOLO

 By:  Stanley Miller                     By:  Michelle L. DeMarco & Shelley
      Secretary,                              D'Agnolo



                                         ------------------------------------
                                                               , individually


 PREPARED BY:
 Attorney Nancy Hyzer
 HYZER, HYZER & ZIMMERMAN
 855 North Madison Street
 Rockford, IL 61107
 (815) 965-3600

 ****************************************************************************

                                                                     EX-10.36

                                  L E A S E

      THIS LEASE made this 31st day of March, 2000, by and between:

      UBUY2 INC.,
      hereinafter referred to as -----------------------------------LANDLORD,

           -and-

      GABRIELE SARTWELL
      DBA DIAMOND REALTY,
      hereinafter referred to as -------------------------------------TENANT.

                             W I T N E S S E T H:

      1. LEASED PREMISES: Landlord, in consideration of the rents provided herein and the covenants and agreements contained herein, leases to Tenant and Tenant leases from Landlord, the following described premises (hereinafter referred to as "leased premises"):

      Commonly known as 5301 East State Street, Rockford, Illinois

      Approximately 1098 square feet of space, being approximately 25 feet in width and 49.1 feet in depth, in the New Towne Plaza II, a Shopping Center, located in Rockford, Illinois, which premises are known as Store Space No.
 105. The boundaries and location of the leased premises are outlined on the site plan of the first floor of the shopping center which is marked Exhibit "A" and attached hereto and incorporated herein by reference.

      2. USE OF ADDITIONAL AREAS: The use and occupation by the Tenant of the leased premises shall include the use in common with others entitled thereto of the common areas, parking areas, driveway and sidewalks as shown on Exhibit "B" which is attached hereto and incorporated herein by reference, and other facilities as may be designated from time to time by the Landlord, subject, however, to the terms and conditions of this Lease and to reasonable rules and regulations for the use thereof as prescribed from time to time by the Landlord.

      3. TERM OF LEASE: The term of this Lease shall commence April 1, 2000, and shall continue for a period of Five (5) years and shall terminate on March 31, 2005.

      4. OPTION TO EXTEND: Tenant is granted the option to renew this lease for an additional Five (5) year term upon the giving of six month's written notice to Landlord prior to the expiration of the original lease term. The base rental for the option period shall be increased by One ($1.00) Dollar per square foot of the leased premises. In addition, during the option period Tenant shall pay as additional rental Tenant's pro rata share for taxes, utilities and operating expenses in accordance with Paragraph 6 of this Lease.

      5. RENT: During the term of this Lease, Tenant shall pay rent in the amount of *see rental schedule ($ ) Dollars per month without any deductions or set-off unless otherwise provided herein in advance of the first day of each month commencing April 1, 2000 and monthly thereafter during the term of this Lease with such rent payable at the office of the Landlord.

      If the Tenant takes possession of the leased premises after the first day of the month, Tenant shall pay a fractional share of the month's rent, prorated on a per diem basis.

      6. ADDITIONAL RENTS: In addition to the base rent, Tenant shall pay to Landlord during the term of this Lease additional rents for such costs and services as set forth below which rents may be adjusted at least annually. For purpose of the additional rents, the Tenant's pro rata share shall be 1.336 percent (1.336%). Tenant's share has been calculated by computing the percentage of Tenant's leased square footage to the total leasable square footage in the building. Initially, Tenants whose leased space is located on the first floor shall pay Four ($4.00) Dollars per leased square foot for the first year. The maximum amount to be paid by Tenant in any one year during the term of this Lease is Five Dollars and no/100ths ($5.00) per leased square foot for the space located on the first floor. Such additional rent shall be applied to the following property costs and services.

           A. TAXES: Tenant agrees to pay to Landlord its pro rata share of the general real property taxes and assessments which have been levied or assessed upon such premises for each calendar year or fraction thereof.

           B. UTILITY COSTS: Tenant shall be solely responsible for all charges for public utilities, whether furnished by Landlord or otherwise, and including, but not limited to, gas, electricity, sewer, water and heat.

           In addition, Tenant agrees to pay to Landlord its pro rata share of all charges for public utilities including, but not limited to, sewer, water, gas, electricity, and any other utilities used upon or furnished to the parking lot or common areas or any non Tenant areas of center.

           C. MAINTENANCE, SECURITY AND OPERATION: Tenant agrees to pay to Landlord its pro rata share of all common area maintenance and security expense, parking lot maintenance expense, and all maintenance and security expense of common area of center, including, but not limited to, gardening and landscaping, the cost of public liability and property damage insurance, repairs, replacements, line painting, lighting, sanitary control, removal of snow, trash, rubbish, and garbage, and ten (10%) percent of all the costs included as operating costs to cover the Landlord's administrative and overhead costs. Operating costs shall also include the cost of repairing, maintaining, cleaning and painting the exteriors of the building and the interior common area facilities.

      7. LATE CHARGES: If Tenant fails to pay rent due within 10 days of due date, there shall be a late charge penalty of 5% of the monthly rental assessed against Tenant and such unpaid amount shall bear interest from the due date thereof to the date of payment at the rate of Eighteen (18%) percent per annum.

      8. NET LEASE: Landlord shall not be required to or expected to incur or sustain any expense in and about the leased premises throughout the term of this Lease.

      9. CONDITION OF THE PREMISES: Landlord and Tenant agree that the leased premises shall be in tenantable condition at the commencement of the term of this Lease. Carpeted floors, drywall perimeter walls, (painted) suspended ceiling, one lay in trofter for each 100 feet, one receptacle each 20 feet, sprinkler system, separate meters for heating, air conditioning and electric, one-switch per room, receptacles without switches, no lights in closets. Floor plan as per Exhibit "C".

      10. USE OF THE PREMISES: Tenant shall use the premises during the term hereof for the following purposes only: General Office. Tenant shall be entitled to peaceable and quiet enjoyment of the leased premises upon payment of rent and compliance with the covenants and agreements contained herein and upon complying with all city laws and ordinances applicable to the leased premises.

      11. PARKING: Landlord will provide for use by the Tenant, its employees, customers and visitors space for parking automobiles in the parking facilities provided by Landlord. Landlord agrees to maintain such parking facilities and provide snow removal. Landlord reserves the right to designate and locate parking spaces for Tenant and to establish reasonable rules and regulations with respect to parking.

      12. ALTERATIONS AND REDECORATING: Tenant shall not make any alterations, additions or improvements to the interior or exterior of the leased premises, or redecorate the interior of the leased premises, without Landlord's prior written consent.

      Unless the Landlord consents to their removal, all non-trade fixtures and improvements become Landlord's property, provided, however, Landlord shall have the right to request their removal upon the termination of this Lease, in which case Tenant shall be responsible for the cost of such removal. In the event Landlord consents or requests removal, Tenant shall be responsible for repair of any damage to the premises resulting from such removal.

      13. SIGNS: Tenant shall not erect, place or maintain any sign, awning or advertising matter on the exterior of the building without prior written consent of Landlord. Tenant shall be responsible for the maintenance and repair of such sign, awning or advertising matter. Building signs shall be in the form of letters illuminated from inside fabricated from .060 aluminum with 3/16 acrylic faces. Interior illumination shall be by neon lighting. Letters shall be mounted on aluminum raceway and installed on building fascia with non-corrosive fasteners. Overall length of signs shall not exceed 70% of the storefront footage. Height of letters shall not exceed 24 inches. Landlord consent: Landlord to place Tenant's name on building directory. Tenant may install a 4' x 10' like sign on marquee pole at Tenant's expense when space is available.

      14. MAINTENANCE AND REPAIRS: Tenant shall be responsible for all maintenance and repairs to the leased premises, except major electrical and HVAC systems.

      15. INSURANCE: Tenant shall carry public liability insurance with minimum limits of $500,000 for personal injury and $100,000 for property damage and such policy shall designate the Landlord as an additional insured. Tenant shall insure its leasehold fixtures, inventory, merchandise and personal property for an amount equal to the replacement cost.

      Landlord shall obtain and Tenant shall pay its pro rata share of the premium for fire and extended coverage insurance, liability insurance, and plate glass insurance.

      16.  UNTENANTABILITY BY FIRE OR OTHER CASUALTY:
           A. If the leased premises, a part thereof, or a part of the building are destroyed or damaged by fire or other casualty, and Landlord elects not to repair such damage, Landlord may terminate this Lease by notice to Tenant within thirty (30) days after the date of such fire or other casualty, and all rents as provided in this Lease shall be prorated to the date of such fire or other casualty.
           B. In the event the leased premises, a part thereof, or a part of the building are destroyed or damaged by fire or other casualty and the Landlord elects to rebuild or restore the damaged premises, this Lease shall not terminate and Landlord shall repair the premises at Landlord's expense and all rents or a just portion thereof considering the nature and extent of the damages sustained to the leased premises, shall abate until the leased premises have been repaired or restored by the Landlord.

      17.  ASSIGNMENT OF LEASE:
           A. By Tenant. Tenant shall not assign this Lease or sublet the leased premises or permit any transfer thereof by operation of law without the prior written consent of Landlord, such consent not to be reasonably withheld.
           B. By Landlord. Landlord may assign Landlord's interest in this Lease in connection with a sale or transfer of title to the real estate or for the purpose of mortgaging the premises. Tenant agrees that this Lease shall be subordinate to any mortgage placed upon the premises by Landlord provided that such subordination shall not affect Tenant's rights to possession of the premises under the terms of this Lease.

      18.  RIGHTS AND REMEDIES:
           A. Cumulative. All rights and remedies shall be cumulative and shall not exclude any right allowed by law.
           B. Defaults. If Tenant defaults in the payment of rent or of any of the covenants and agreements of this Lease with such defaults continuing for a period of ten (10) days after written notice thereof or if the Tenant abandons the leased premises, Landlord may at its election terminate the Lease and/or terminate Tenant's right to possession of the leased premises. Landlord may institute an action for possession of the leased premises. Action by the Landlord pursuant to this paragraph shall not relieve the Tenant from any damages recoverable by law because of Tenant's default including, but not limited to, Tenant's obligation to pay rental as provided in this Lease.
           C. Landlord's Right to Enter Premises. Landlord shall have the right to enter Tenant's premises at reasonable times and to show the premises during the last six (6) months of the lease term.
           D. Surrender of Possession. Tenant agrees that upon termination of this Lease in any manner or for any cause, to surrender possession to the Landlord in as good a condition as when Tenant took possession, ordinary wear and tear excepted. In the event Tenant holds over after termination, the tenancy created shall be a month-to-month tenancy.
           E. Notices. Notices may be reserved personally or by certified or registered mail addressed to the Landlord at his principal place of business or to the Tenant at 5301 East State Street, Rockford, Illinois.
           F. Attorney's Fees and Costs. In the event of default by Tenant of any of the provisions of this Lease, Tenant shall be responsible for reasonable attorney's fees, expenses, and costs incurred by the Landlord as a result of such default.

      19. MISCELLANOUS: Tenant's first month rental obligation as set forth below shall be due and payable upon the execution of this Lease.

           Base Rent           $  *See Rental Schedule
           Additional Rent     $
           Total Monthly Rent  $

      20. COMPLETE AGREEMENT: The parties agree that this Lease constitutes the entire agreement between the Landlord and Tenant and upon execution hereof shall be binding upon the successors and assigns of the parties hereto.

      21.  ADDITIONAL PROVISIONS:  * Rental Schedule

                    Base Rent    Additional Rent    Total Rent
                    ---------    ---------------    ----------
 Months 1 thru 24   $732.00         $366.00          $1098.00
 Months 25 thru 60  $915.00         $366.00          $1281.00


      IN WITNESS WHEREOF, the Landlord and Tenant have respectively executed this Lease on the day and year first above written.


 LANDLORD:                          TENANT:

 UBUY2 INC.                         GABRIELE SARTWELL DBA
                                    DIAMOND REALTY

 By:  Stanley Miller                By:
      Secretary,



 PREPARED BY:
 Attorney Nancy Hyzer
 HYZER, HYZER & ZIMMERMAN
 855 North Madison Street
 Rockford, IL 61107
 (815) 965-3600

 ****************************************************************************

                                                                     EX-10.37

                                  L E A S E

      THIS LEASE made this 29th day of September, 1997, by and between:

      STATE STREET INVESTORS OF ROCKFORD, INC., hereinafter referred to as -----------------------------------LANDLORD,

           -and-

      DUANE L. STERN,
      hereinafter referred to as -------------------------------------TENANT.

                             W I T N E S S E T H:

      1. LEASED PREMISES: Landlord, in consideration of the rents provided herein and the covenants and agreements contained herein, leases to Tenant and Tenant leases from Landlord, the following described premises (hereinafter referred to as "leased premises"):

      Commonly known as 5301 East State Street, Rockford, Illinois

      Approximately 845 square feet of space, being approximately 41-1/2 feet in width and 20 feet in depth, in the New Towne Plaza II, a Shopping Center, located in Rockford, Illinois, which premises are known as Store Space No.
 309. The boundaries and location of the leased premises are outlined on the site plan of the third floor of the shopping center which is marked Exhibit "A" and attached hereto and incorporated herein by reference.

      2. USE OF ADDITIONAL AREAS: The use and occupation by the Tenant of the leased premises shall include the use in common with others entitled thereto of the common areas, parking areas, driveway and sidewalks as shown on Exhibit "B" which is attached hereto and incorporated herein by reference, and other facilities as may be designated from time to time by the Landlord, subject, however, to the terms and conditions of this Lease and to reasonable rules and regulations for the use thereof as prescribed from time to time by the Landlord.

      3. TERM OF LEASE: The term of this Lease shall commence December 1, 1997, and shall continue for a period of Five (5) years and shall terminate on November 30, 2002.

      4. OPTION TO EXTEND: Tenant is granted the option to renew this lease for an additional Five (5) year term upon the giving of six month's written notice to Landlord prior to the expiration of the original lease term. The base rental for the option period shall be increased by One ($1.00) Dollar per square foot of the leased premises. In addition, during the option period Tenant shall pay as additional rental Tenant's pro rata share for taxes, utilities and operating expenses in accordance with Paragraph 6 of this Lease.

      5. BASE RENT: During the term of this Lease, Tenant shall pay rent in the amount of Five Hundred Twenty Two and 92/100 ($522.92) Dollars per month without any deductions or set-off unless otherwise provided herein in advance of the first day of each month commencing December 1, 1997 and monthly thereafter during the term of this Lease with such rent payable at the office of the Landlord.

      If the Tenant takes possession of the leased premises after the first day of the month, Tenant shall pay a fractional share of the month's rent, prorated on a per diem basis.

      6. ADDITIONAL RENTS: In addition to the base rent, Tenant shall pay to Landlord during the term of this Lease additional rents for such costs and services as set forth below which rents may be adjusted at least annually. For purpose of the additional rents, the Tenant's pro rata share shall be .0517 percent (.0517%). Tenant's share has been calculated by computing the percentage of Tenant's leased square footage to the total leasable square footage in the building. In addition, such percentage has been adjusted in accordance with the location of Tenant's space in the building. First floor tenants pay twice as much per square foot of leased space as Tenants on the second and third floors and lower levels.
 Initially, Tenants whose leased space is located on the first floor shall pay Three ($3.00) Dollars per leased square foot for the first year and those Tenants located on the second floor, third floor and the lower level shall pay One Dollar and 50/100ths ($1.50) per leased square foot for the first year. The maximum amount to be paid by Tenant in any one year during the term of this Lease is Four Dollars and 50/100ths ($4.50) per leased square foot for the space located on the first floor and Two Dollars and 25/100ths ($2.25) per leased square foot for the space located on the second and third floors. Such additional rent shall be applied to the following property costs and services.

           A. TAXES: Tenant agrees to pay to Landlord its pro rata share of the general real property taxes and assessments which have been levied or assessed upon such premises for each calendar year or fraction thereof.

           B. UTILITY COSTS: Tenant shall be solely responsible for all charges for public utilities, whether furnished by Landlord or otherwise, and including, but not limited to, gas, electricity, sewer, water and heat.

           In addition, Tenant agrees to pay to Landlord its pro rata share of all charges for public utilities including, but not limited to, sewer, water, gas, electricity, and any other utilities used upon or furnished to the parking lot or common areas or any non Tenant areas of center.

           C. MAINTENANCE, SECURITY AND OPERATION: Tenant agrees to pay to Landlord its pro rata share of all common area maintenance and security expense, parking lot maintenance expense, and all maintenance and security expense of common area of center, including, but not limited to, gardening and landscaping, the cost of public liability and property damage insurance, repairs, replacements, line painting, lighting, sanitary control, removal of snow, trash, rubbish, and garbage, and ten (10%) percent of all the costs included as operating costs to cover the Landlord's administrative and overhead costs. Operating costs shall also include the cost of repairing, maintaining, cleaning and painting the exteriors of the building and the interior common area facilities.

      7. LATE CHARGES: If Tenant fails to pay rent due within 10 days of due date, there shall be a late charge penalty of 5% of the monthly rental assessed against Tenant and such unpaid amount shall bear interest from the due date thereof to the date of payment at the rate of Eighteen (18%) percent per annum.

      8. NET LEASE: Landlord shall not be required to or expected to incur or sustain any expense in and about the leased premises throughout the term of this Lease.

      9. CONDITION OF THE PREMISES: Landlord and Tenant agree that the leased premises shall be in tenantable condition at the commencement of the term of this Lease. Carpeted floors, drywall perimeter walls, (painted) suspended ceiling, one lay in trofter for each 100 feet, one receptacle each 20 feet, sprinkler system, separate meters for heating, air conditioning and electric, one-switch per room, receptacles without switches, no lights in closets. Floor plan as per Exhibit "C".

      10. USE OF THE PREMISES: Tenant shall use the premises during the term hereof for the following purposes only: General Office. Tenant shall be entitled to peaceable and quiet enjoyment of the leased premises upon payment of rent and compliance with the covenants and agreements contained herein and upon complying with all city laws and ordinances applicable to the leased premises.

      11. PARKING: Landlord will provide for use by the Tenant, its employees, customers and visitors space for parking automobiles in the parking facilities provided by Landlord. Landlord agrees to maintain such parking facilities and provide snow removal. Landlord reserves the right to designate and locate parking spaces for Tenant and to establish reasonable rules and regulations with respect to parking.

      12. ALTERATIONS AND REDECORATING: Tenant shall not make any alterations, additions or improvements to the interior or exterior of the leased premises, or redecorate the interior of the leased premises, without Landlord's prior written consent.

      Unless the Landlord consents to their removal, all non-trade fixtures and improvements become Landlord's property, provided, however, Landlord shall have the right to request their removal upon the termination of this Lease, in which case Tenant shall be responsible for the cost of such removal. In the event Landlord consents or requests removal, Tenant shall be responsible for repair of any damage to the premises resulting from such removal.

      13. SIGNS: Tenant shall not erect, place or maintain any sign, awning or advertising matter on the exterior of the building without prior written consent of Landlord. Tenant shall be responsible for the maintenance and repair of such sign, awning or advertising matter. Building signs shall be in the form of letters illuminated from inside fabricated from .060 aluminum with 3/16 acrylic faces. Interior illumination shall be by neon lighting. Letters shall be mounted on aluminum raceway and installed on building fascia with non-corrosive fasteners. Overall length of signs shall not exceed 70% of the storefront footage. Height of letters shall not exceed 24 inches. Landlord consent: Landlord to place Tenant's name on Building Directory. Also, one 4' x 10' sign on marquee pole on State Street, second space from bottom. Tenant to install sign at Tenant's expense. Sign rental $30.00 per month included in base rent.

      14. MAINTENANCE AND REPAIRS: Tenant shall be responsible for all maintenance and repairs to the leased premises.

      15. INSURANCE: Tenant shall carry public liability insurance with minimum limits of $500,000 for personal injury and $100,000 for property damage and such policy shall designate the Landlord as an additional insured. Tenant shall insure its leasehold fixtures, inventory, merchandise and personal property for an amount equal to the replacement cost.

      Landlord shall obtain and Tenant shall pay its pro rata share of the premium for fire and extended coverage insurance, liability insurance, and plate glass insurance.

      16.  UNTENANTABILITY BY FIRE OR OTHER CASUALTY:
           A. If the leased premises, a part thereof, or a part of the building are destroyed or damaged by fire or other casualty, and Landlord elects not to repair such damage, Landlord may terminate this Lease by notice to Tenant within thirty (30) days after the date of such fire or other casualty, and all rents as provided in this Lease shall be prorated to the date of such fire or other casualty.
           B. In the event the leased premises, a part thereof, or a part of the building are destroyed or damaged by fire or other casualty and the Landlord elects to rebuild or restore the damaged premises, this Lease shall not terminate and Landlord shall repair the premises at Landlord's expense and all rents or a just portion thereof considering the nature and extent of the damages sustained to the leased premises, shall abate until the leased premises have been repaired or restored by the Landlord.

      17.  ASSIGNMENT OF LEASE:
           A. By Tenant. Tenant shall not assign this Lease or sublet the leased premises or permit any transfer thereof by operation of law without the prior written consent of Landlord, such consent not to be reasonably withheld.
           B. By Landlord. Landlord may assign Landlord's interest in this Lease in connection with a sale or transfer of title to the real estate or for the purpose of mortgaging the premises. Tenant agrees that this Lease shall be subordinate to any mortgage placed upon the premises by Landlord provided that such subordination shall not affect Tenant's rights to possession of the premises under the terms of this Lease.

      18.  RIGHTS AND REMEDIES:
           A. Cumulative. All rights and remedies shall be cumulative and shall not exclude any right allowed by law.
           B. Defaults. If Tenant defaults in the payment of rent or of any of the covenants and agreements of this Lease with such defaults continuing for a period of ten (10) days after written notice thereof or if the Tenant abandons the leased premises, Landlord may at its election terminate the Lease and/or terminate Tenant's right to possession of the leased premises. Landlord may institute an action for possession of the leased premises. Action by the Landlord pursuant to this paragraph shall not relieve the Tenant from any damages recoverable by law because of Tenant's default including, but not limited to, Tenant's obligation to pay rental as provided in this Lease.
           C. Landlord's Right to Enter Premises. Landlord shall have the right to enter Tenant's premises at reasonable times and to show the premises during the last six (6) months of the lease term.
           D. Surrender of Possession. Tenant agrees that upon termination of this Lease in any manner or for any cause, to surrender possession to the Landlord in as good a condition as when Tenant took possession, ordinary wear and tear excepted. In the event Tenant holds over after termination, the tenancy created shall be a month-to-month tenancy.
           E. Notices. Notices may be reserved personally or by certified or registered mail addressed to the Landlord at his principal place of business or to the Tenant at 5301 East State Street, Rockford, Illinois.
           F. Attorney's Fees and Costs. In the event of default by Tenant of any of the provisions of this Lease, Tenant shall be responsible for reasonable attorney's fees, expenses, and costs incurred by the Landlord as a result of such default.

      19. MISCELLANOUS: Tenant's first month rental obligation as set forth below shall be due and payable upon the execution of this Lease.

           Base Rent           $522.92
           Additional Rent     $105.63
           Total Monthly Rent  $628.55

      20. COMPLETE AGREEMENT: The parties agree that this Lease constitutes the entire agreement between the Landlord and Tenant and upon execution hereof shall be binding upon the successors and assigns of the parties hereto.

      21. ADDITIONAL PROVISIONS: Tanning beds are not allowed at any time during the term of this Lease.

      IN WITNESS WHEREOF, the Landlord and Tenant have respectively executed this Lease on the day and year first above written.


 LANDLORD:                               TENANT:

 STATE STREET INVESTORS OF ROCKFORD,     DUANE L. STERN
 INC.

 By:  Stanley Miller                     By:       Duane L. Stern

      Secretary,



 PREPARED BY:
 Attorney Nancy Hyzer
 HYZER, HYZER & ZIMMERMAN
 855 North Madison Street
 Rockford, IL 61107
 (815) 965-3600

 December 12, 2000


 Abidon, Inc.
 Suite #215
 5301 East State Street
 Rockford, IL 61108


      RE: Lease dated September 29th, 1997 between Duane L. Stern and Abidon Inc., formerly State Street Investors Inc., Suite 309, 5301 East State Street, Rockford, IL 61108. It is hereby agreed between the parties that Dean Badorek will assume the present lease on January 1, 2001 and will abide by all the terms and obligations in the lease.

      The base rental is $522.92 per month, the additional rental is $158.44 per month which includes a $.50 increase per square foot per year. The total rental is $681.36 per month.


 Duane L. Stern          Dean Badorek         Abidon Inc.
                                              Suite #215
                                              5301 E. State St.
                                              Rockford, IL 61108

 ****************************************************************************

                                                                     EX-10.38

                                  L E A S E

      THIS LEASE made this 8th day of April, 1999, by and between:

      STATE STREET INVESTORS OF ROCKFORD, INC., hereinafter referred to as -----------------------------------LANDLORD,

           -and-

      DYNAMIC FAX,
      hereinafter referred to as -------------------------------------TENANT.

                             W I T N E S S E T H:

      1. LEASED PREMISES: Landlord, in consideration of the rents provided herein and the covenants and agreements contained herein, leases to Tenant and Tenant leases from Landlord, the following described premises (hereinafter referred to as "leased premises"):

      Commonly known as 5301 East State Street, Rockford, Illinois

      Approximately 280 square feet of space, being approximately 13 feet in width and 22 feet in depth, in the New Towne Plaza II, a Shopping Center, located in Rockford, Illinois, which premises are known as Store Space No. 216B. The boundaries and location of the leased premises are outlined on the site plan of the second floor of the shopping center which is marked Exhibit "A" and attached hereto and incorporated herein by reference.

      2. USE OF ADDITIONAL AREAS: The use and occupation by the Tenant of the leased premises shall include the use in common with others entitled thereto of the common areas, parking areas, driveway and sidewalks as shown on Exhibit "B" which is attached hereto and incorporated herein by reference, and other facilities as may be designated from time to time by the Landlord, subject, however, to the terms and conditions of this Lease and to reasonable rules and regulations for the use thereof as prescribed from time to time by the Landlord.

      3. TERM OF LEASE: The term of this Lease shall commence May 1, 1999, and shall continue for a period of thirty seven (37) months and shall terminate on May 31, 2002.

      4. OPTION TO EXTEND: Tenant is granted the option to renew this lease for an additional five (5) year term upon the giving of six month's written notice to Landlord prior to the expiration of the original lease term. The base rental for the option period shall be increased by -0- ($-0-) Dollars per square foot of the leased premises. In addition, during the option period Tenant shall pay as additional rental Tenant's pro rata share for taxes, utilities and operating expenses in accordance with Paragraph 6 of this Lease.

      5. RENT: During the term of this Lease, Tenant shall pay rent in the amount of Two Hundred Sixty Two & 50/100ths ($262.50) Dollars per month without any deductions or set-off unless otherwise provided herein in advance of the first day of each month commencing May 1, 1999 and monthly thereafter during the term of this Lease with such rent payable at the office of the Landlord.

      If the Tenant takes possession of the leased premises after the first day of the month, Tenant shall pay a fractional share of the month's rent, prorated on a per diem basis.

      6. TAXES AND ASSESSMENTS: Landlord shall pay all real estate taxes and assessments which may be levied upon such premises during the term of this Lease.

      7. UTILITIES AND SERVICES: Landlord shall pay utilities including heat, air conditioning, electricity, gas, water, garbage, sewer and waste removal in connection with the use and occupancy of the premises.

      8. LATE CHARGES: If Tenant fails to pay rent due within 10 days of due date, there shall be a late charge penalty of 5% of the monthly rental assessed against Tenant and such unpaid amount shall bear interest from the due date thereof to the date of payment at the rate of Eighteen (18%) percent per annum.

      9. CONDITION OF THE PREMISES: Landlord and Tenant agree that the leased premises shall be in tenantable condition at the commencement of the term of this Lease. Carpeted floors, drywall perimeter walls, (painted) suspended ceiling, one lay in trofter for each 100 feet, one receptacle each 20 feet, sprinkler system, separate meters for heating, air conditioning and electric, one-switch per room, receptacles without switches, no lights in closets. Floor plan as per Exhibit "C".

      10. USE OF THE PREMISES: Tenant shall use the premises during the term hereof for the following purposes only: General office or storage. Tenant shall be entitled to peaceable and quiet enjoyment of the leased premises upon payment of rent and compliance with the covenants and agreements contained herein and upon complying with all city laws and ordinances applicable to the leased premises.

      11. PARKING: Landlord will provide for use by the Tenant, its employees, customers and visitors space for parking automobiles in the parking facilities provided by Landlord. Landlord agrees to maintain such parking facilities and provide snow removal. Landlord reserves the right to designate and locate parking spaces for Tenant and to establish reasonable rules and regulations with respect to parking.

      12. ALTERATIONS AND REDECORATING: Tenant shall not make any alterations, additions or improvements to the interior or exterior of the leased premises, or redecorate the interior of the leased premises, without Landlord's prior written consent.

      Unless the Landlord consents to their removal, all non-trade fixtures and improvements become Landlord's property, provided, however, Landlord shall have the right to request their removal upon the termination of this Lease, in which case Tenant shall be responsible for the cost of such removal. In the event Landlord consents or requests removal, Tenant shall be responsible for repair of any damage to the premises resulting from such removal.

      13. SIGNS: Tenant shall not erect, place or maintain any sign, awning or advertising matter on the exterior of the building without prior written consent of Landlord. Tenant shall be responsible for the maintenance and repair of such sign, awning or advertising matter. Building signs shall be in the form of letters illuminated from inside fabricated from .060 aluminum with 3/16 acrylic faces. Interior illumination shall be by neon lighting. Letters shall be mounted on aluminum raceway and installed on building fascia with non-corrosive fasteners. Overall length of signs shall not exceed 70% of the storefront footage. Height of letters shall not exceed 24
 inches. Landlord consent:                    .

      14. MAINTENANCE AND REPAIRS: Tenant shall be responsible for all maintenance and repairs to the leased premises, except major electrical and HVAC systems. Landlord will be responsible for all of the maintenance and repair of the exterior of the premises including landscaping and snow removal.

      15. INSURANCE: Tenant shall carry public liability insurance with minimum limits of $500,000 for personal injury and $100,000 for property damage and such policy shall designate the Landlord as an additional insured. Tenant shall insure its leasehold fixtures, inventory, merchandise and personal property for an amount equal to the replacement cost.

      Landlord shall obtain and Tenant shall pay its pro rata share of the premium for fire and extended coverage insurance, liability insurance, and plate glass insurance.

      16.  UNTENANTABILITY BY FIRE OR OTHER CASUALTY:
           A. If the leased premises, a part thereof, or a part of the building are destroyed or damaged by fire or other casualty, and Landlord elects not to repair such damage, Landlord may terminate this Lease by notice to Tenant within thirty (30) days after the date of such fire or other casualty, and all rents as provided in this Lease shall be prorated to the date of such fire or other casualty.
           B. In the event the leased premises, a part thereof, or a part of the building are destroyed or damaged by fire or other casualty and the Landlord elects to rebuild or restore the damaged premises, this Lease shall not terminate and Landlord shall repair the premises at Landlord's expense and all rents or a just portion thereof considering the nature and extent of the damages sustained to the leased premises, shall abate until the leased premises have been repaired or restored by the Landlord.

      17.  ASSIGNMENT OF LEASE:
           A. By Tenant. Tenant shall not assign this Lease or sublet the leased premises or permit any transfer thereof by operation of law without the prior written consent of Landlord, such consent not to be reasonably withheld.
           B. By Landlord. Landlord may assign Landlord's interest in this Lease in connection with a sale or transfer of title to the real estate or for the purpose of mortgaging the premises. Tenant agrees that this Lease shall be subordinate to any mortgage placed upon the premises by Landlord provided that such subordination shall not affect Tenant's rights to possession of the premises under the terms of this Lease.

      18.  RIGHTS AND REMEDIES:
           A. Cumulative. All rights and remedies shall be cumulative and shall not exclude any right allowed by law.
           B. Defaults. If Tenant defaults in the payment of rent or of any of the covenants and agreements of this Lease with such defaults continuing for a period of ten (10) days after written notice thereof or if the Tenant abandons the leased premises, Landlord may at its election terminate the Lease and/or terminate Tenant's right to possession of the leased premises. Landlord may institute an action for possession of the leased premises. Action by the Landlord pursuant to this paragraph shall not relieve the Tenant from any damages recoverable by law because of Tenant's default including, but not limited to, Tenant's obligation to pay rental as provided in this Lease.
           C. Landlord's Right to Enter Premises. Landlord shall have the right to enter Tenant's premises at reasonable times and to show the premises during the last six (6) months of the lease term.
           D. Surrender of Possession. Tenant agrees that upon termination of this Lease in any manner or for any cause, to surrender possession to the Landlord in as good a condition as when Tenant took possession, ordinary wear and tear excepted. In the event Tenant holds over after termination, the tenancy created shall be a month-to-month tenancy.
           E. Notices. Notices may be reserved personally or by certified or registered mail addressed to the Landlord at his principal place of business or to the Tenant at 5301 East State Street, Rockford, Illinois.
           F. Attorney's Fees and Costs. In the event of default by Tenant of any of the provisions of this Lease, Tenant shall be responsible for reasonable attorney's fees, expenses, and costs incurred by the Landlord as a result of such default.

      19. MISCELLANOUS: Tenant's first month rental obligation of $262.50 shall be due and payable upon the execution of this Lease.

      20. COMPLETE AGREEMENT: The parties agree that this Lease constitutes the entire agreement between the Landlord and Tenant and upon execution hereof shall be binding upon the successors and assigns of the parties hereto.

      21. ADDITIONAL PROVISIONS: Tanning beds are not allowed in the leased space during the term of the Lease.

      IN WITNESS WHEREOF, the Landlord and Tenant have respectively executed this Lease on the day and year first above written.


 LANDLORD:                               TENANT:

 STATE STREET INVESTORS OF ROCKFORD,     DYNAMIC FAX
 INC.

 By:  Stanley Miller                     By:
      Secretary,                         President




                                         ------------------------------------
                                                               , individually


 PREPARED BY:
 Attorney Nancy Hyzer
 HYZER, HYZER & ZIMMERMAN
 855 North Madison Street
 Rockford, IL 61107
 (815) 965-3600

 ****************************************************************************

                                                                     EX-10.39

                                  L E A S E

      THIS LEASE made this 2nd day of September, 1999, by and between:

      STATE STREET INVESTORS OF ROCKFORD, INC., hereinafter referred to as -----------------------------------LANDLORD,

           -and-

      ELITE REPORTING SERVICES LTD.,
      hereinafter referred to as -------------------------------------TENANT.

                             W I T N E S S E T H:

      1. LEASED PREMISES: Landlord, in consideration of the rents provided herein and the covenants and agreements contained herein, leases to Tenant and Tenant leases from Landlord, the following described premises (hereinafter referred to as "leased premises"):

      Commonly known as 5301 East State Street, Rockford, Illinois

      Approximately 270 square feet of space, being approximately 12 feet in width and 22 feet in depth, in the New Towne Plaza II, a Shopping Center, located in Rockford, Illinois, which premises are known as Store Space No. 216C. The boundaries and location of the leased premises are outlined on the site plan of the second floor of the shopping center which is marked Exhibit "A" and attached hereto and incorporated herein by reference.

      2. USE OF ADDITIONAL AREAS: The use and occupation by the Tenant of the leased premises shall include the use in common with others entitled thereto of the common areas, parking areas, driveway and sidewalks as shown on Exhibit "B" which is attached hereto and incorporated herein by reference, and other facilities as may be designated from time to time by the Landlord, subject, however, to the terms and conditions of this Lease and to reasonable rules and regulations for the use thereof as prescribed from time to time by the Landlord.

      3. TERM OF LEASE: The term of this Lease shall commence August 20, 1999, and shall continue for a period of three (3) years and shall terminate on August 19, 2002.

      4. OPTION TO EXTEND: Tenant is granted the option to renew this lease for an additional Two (2) year term upon the giving of six month's written notice to Landlord prior to the expiration of the original lease term. The base rental for the option period shall be increased by One ($1.00) Dollar per square foot of the leased premises. In addition, during the option period Tenant shall pay as additional rental Tenant's pro rata share for taxes, utilities and operating expenses in accordance with Paragraph 6 of this Lease.

      5. RENT: During the term of this Lease, Tenant shall pay rent in the amount of Two Hundred Seventy & no/100 ($270.00) Dollars per month without any deductions or set-off unless otherwise provided herein in advance of the first day of each month commencing August 20, 1999 and monthly thereafter during the term of this Lease with such rent payable at the office of the Landlord.

      If the Tenant takes possession of the leased premises after the first day of the month, Tenant shall pay a fractional share of the month's rent, prorated on a per diem basis.

      6. TAXES AND ASSESSMENTS: Landlord shall pay all real estate taxes and assessments which may be levied upon such premises during the term of this Lease.

      7. UTILITIES AND SERVICES: Landlord shall pay utilities including heat, air conditioning, electricity, gas, water, garbage, sewer and waste removal in connection with the use and occupancy of the premises.

      8. LATE CHARGES: If Tenant fails to pay rent due within 10 days of due date, there shall be a late charge penalty of 5% of the monthly rental assessed against Tenant and such unpaid amount shall bear interest from the due date thereof to the date of payment at the rate of Eighteen (18%) percent per annum.

      9. CONDITION OF THE PREMISES: Landlord and Tenant agree that the leased premises shall be in tenantable condition at the commencement of the term of this Lease. Carpeted floors, drywall perimeter walls, (painted) suspended ceiling, one lay in trofter for each 100 feet, one receptacle each 20 feet, sprinkler system, separate meters for heating, air conditioning and electric, one-switch per room, receptacles without switches, no lights in closets. Floor plan as per Exhibit "C".

      10. USE OF THE PREMISES: Tenant shall use the premises during the term hereof for the following purposes only: General Office. Tenant shall be entitled to peaceable and quiet enjoyment of the leased premises upon payment of rent and compliance with the covenants and agreements contained herein and upon complying with all city laws and ordinances applicable to the leased premises.

      11. PARKING: Landlord will provide for use by the Tenant, its employees, customers and visitors space for parking automobiles in the parking facilities provided by Landlord. Landlord agrees to maintain such parking facilities and provide snow removal. Landlord reserves the right to designate and locate parking spaces for Tenant and to establish reasonable rules and regulations with respect to parking.

      12. ALTERATIONS AND REDECORATING: Tenant shall not make any alterations, additions or improvements to the interior or exterior of the leased premises, or redecorate the interior of the leased premises, without Landlord's prior written consent.

      Unless the Landlord consents to their removal, all non-trade fixtures and improvements become Landlord's property, provided, however, Landlord shall have the right to request their removal upon the termination of this Lease, in which case Tenant shall be responsible for the cost of such removal. In the event Landlord consents or requests removal, Tenant shall be responsible for repair of any damage to the premises resulting from such removal.

      13. SIGNS: Tenant shall not erect, place or maintain any sign, awning or advertising matter on the exterior of the building without prior written consent of Landlord. Tenant shall be responsible for the maintenance and repair of such sign, awning or advertising matter. Building signs shall be in the form of letters illuminated from inside fabricated from .060 aluminum with 3/16 acrylic faces. Interior illumination shall be by neon lighting. Letters shall be mounted on aluminum raceway and installed on building fascia with non-corrosive fasteners. Overall length of signs shall not exceed 70% of the storefront footage. Height of letters shall not exceed 24 inches. Landlord consent: Landlord to place Tenant's name on building directory.

      14. MAINTENANCE AND REPAIRS: Tenant shall be responsible for all maintenance and repairs to the leased premises. Landlord will be responsible for all of the maintenance and repair of the exterior of the premises including landscaping and snow removal.

      15. INSURANCE: Tenant shall carry public liability insurance with minimum limits of $500,000 for personal injury and $100,000 for property damage and such policy shall designate the Landlord as an additional insured. Tenant shall insure its leasehold fixtures, inventory, merchandise and personal property for an amount equal to the replacement cost.

      Landlord shall obtain and Tenant shall pay its pro rata share of the premium for fire and extended coverage insurance, liability insurance, and plate glass insurance.

      16.  UNTENANTABILITY BY FIRE OR OTHER CASUALTY:
           A. If the leased premises, a part thereof, or a part of the building are destroyed or damaged by fire or other casualty, and Landlord elects not to repair such damage, Landlord may terminate this Lease by notice to Tenant within thirty (30) days after the date of such fire or other casualty, and all rents as provided in this Lease shall be prorated to the date of such fire or other casualty.
           B. In the event the leased premises, a part thereof, or a part of the building are destroyed or damaged by fire or other casualty and the Landlord elects to rebuild or restore the damaged premises, this Lease shall not terminate and Landlord shall repair the premises at Landlord's expense and all rents or a just portion thereof considering the nature and extent of the damages sustained to the leased premises, shall abate until the leased premises have been repaired or restored by the Landlord.

      17.  ASSIGNMENT OF LEASE:
           A. By Tenant. Tenant shall not assign this Lease or sublet the leased premises or permit any transfer thereof by operation of law without the prior written consent of Landlord, such consent not to be reasonably withheld.
           B. By Landlord. Landlord may assign Landlord's interest in this Lease in connection with a sale or transfer of title to the real estate or for the purpose of mortgaging the premises. Tenant agrees that this Lease shall be subordinate to any mortgage placed upon the premises by Landlord provided that such subordination shall not affect Tenant's rights to possession of the premises under the terms of this Lease.

      18.  RIGHTS AND REMEDIES:
           A. Cumulative. All rights and remedies shall be cumulative and shall not exclude any right allowed by law.
           B. Defaults. If Tenant defaults in the payment of rent or of any of the covenants and agreements of this Lease with such defaults continuing for a period of ten (10) days after written notice thereof or if the Tenant abandons the leased premises, Landlord may at its election terminate the Lease and/or terminate Tenant's right to possession of the leased premises. Landlord may institute an action for possession of the leased premises. Action by the Landlord pursuant to this paragraph shall not relieve the Tenant from any damages recoverable by law because of Tenant's default including, but not limited to, Tenant's obligation to pay rental as provided in this Lease.
           C. Landlord's Right to Enter Premises. Landlord shall have the right to enter Tenant's premises at reasonable times and to show the premises during the last six (6) months of the lease term.
           D. Surrender of Possession. Tenant agrees that upon termination of this Lease in any manner or for any cause, to surrender possession to the Landlord in as good a condition as when Tenant took possession, ordinary wear and tear excepted. In the event Tenant holds over after termination, the tenancy created shall be a month-to-month tenancy.
           E. Notices. Notices may be reserved personally or by certified or registered mail addressed to the Landlord at his principal place of business or to the Tenant at 5301 East State Street, Rockford, Illinois.
           F. Attorney's Fees and Costs. In the event of default by Tenant of any of the provisions of this Lease, Tenant shall be responsible for reasonable attorney's fees, expenses, and costs incurred by the Landlord as a result of such default.

      19. MISCELLANOUS: Tenant's first month rental obligation of $270.00 shall be due and payable upon the execution of this Lease.

      20. COMPLETE AGREEMENT: The parties agree that this Lease constitutes the entire agreement between the Landlord and Tenant and upon execution hereof shall be binding upon the successors and assigns of the parties hereto.

      21. ADDITIONAL PROVISIONS: Tanning beds are not allowed in the leased space during the term of the Lease.

      IN WITNESS WHEREOF, the Landlord and Tenant have respectively executed this Lease on the day and year first above written.


 LANDLORD:                               TENANT:

 STATE STREET INVESTORS OF ROCKFORD,     ELITE REPORTING SERVICES LTD.
 INC.

 By:  Stanley Miller                     By:
      Secretary,                         President




                                         ------------------------------------
                                                               , individually


 PREPARED BY:
 Attorney Nancy Hyzer
 HYZER, HYZER & ZIMMERMAN
 855 North Madison Street
 Rockford, IL 61107
 (815) 965-3600

 ****************************************************************************

                                                                     EX-10.40

                                  L E A S E

      THIS LEASE made this 26th day of January, 2001, by and between:

      ABIDON, INC.,
      hereinafter referred to as -----------------------------------LANDLORD,

           -and-

      FOCUS FINANCIAL ADVISORS INC.,
      hereinafter referred to as -------------------------------------TENANT.

                             W I T N E S S E T H:

      1. LEASED PREMISES: Landlord, in consideration of the rents provided herein and the covenants and agreements contained herein, leases to Tenant and Tenant leases from Landlord, the following described premises (hereinafter referred to as "leased premises"):

      Commonly known as 5301 East State Street, Rockford, Illinois

      Approximately 2445 square feet of space, being approximately 49 feet in width and 50 feet in depth, in the New Towne Plaza II, a Shopping Center, located in Rockford, Illinois, which premises are known as Store Space No. 302 & 303. The boundaries and location of the leased premises are outlined on the site plan of the ____ floor of the shopping center which is marked Exhibit "A" and attached hereto and incorporated herein by reference.

      2. USE OF ADDITIONAL AREAS: The use and occupation by the Tenant of the leased premises shall include the use in common with others entitled thereto of the common areas, parking areas, driveway and sidewalks as shown on Exhibit "B" which is attached hereto and incorporated herein by reference, and other facilities as may be designated from time to time by the Landlord, subject, however, to the terms and conditions of this Lease and to reasonable rules and regulations for the use thereof as prescribed from time to time by the Landlord.

      3. TERM OF LEASE: The term of this Lease shall commence April 1, 2001, and shall continue for a period of One (1) year and shall terminate on March 31, 2002.

      4. OPTION TO EXTEND: Tenant is granted the option to renew this lease for an additional Five (5) year term upon the giving of six month's written notice to Landlord prior to the expiration of the original lease term. The base rental for the option period shall be increased by -0- ($-0-) Dollars per square foot of the leased premises. In addition, during the option period Tenant shall pay as additional rental Tenant's pro rata share for taxes, utilities and operating expenses in accordance with Paragraph 6 of this Lease.

      5. RENT: During the term of this Lease, Tenant shall pay rent in the amount of One Thousand Six Hundred Fifty & 38/100 ($1650.38) Dollars per month without any deductions or set-off unless otherwise provided herein in advance of the first day of each month commencing April 1, 2001 and monthly thereafter during the term of this Lease with such rent payable at the office of the Landlord.

      If the Tenant takes possession of the leased premises after the first day of the month, Tenant shall pay a fractional share of the month's rent, prorated on a per diem basis.

      6. ADDITIONAL RENTS: In addition to the base rent, Tenant shall pay to Landlord during the term of this Lease additional rents for such costs and services as set forth below which rents may be adjusted at least annually. For purpose of the additional rents, the Tenant's pro rata share shall be .015674 percent (.015674%). Tenant's share has been calculated by computing the percentage of Tenant's leased square footage to the total leasable square footage in the building. In addition, such percentage has been adjusted in accordance with the location of Tenant's space in the building. First floor tenants pay twice as much per square foot of leased space as Tenants on the second and third floors and lower levels.
 Initially, Tenants whose leased space is located on the first floor shall pay Three ($3.00) Dollars per leased square foot for the first year and those Tenants located on the second floor, third floor and the lower level shall pay One Dollars 50/100ths ($1.50) per leased square foot for the first year. The maximum amount to be paid by Tenant in any one year during the term of this Lease is Four Dollars and 50/100ths ($4.50) per leased square foot for the space located on the first floor and Two Dollars and 25/100ths ($2.25) per leased square foot for the space located on the second and third floors. Such additional rent shall be applied to the following properties and services.

           A. TAXES: Tenant agrees to pay to Landlord its pro rata share of the general real property taxes and assessments which have been levied or assessed upon such premises for each calendar year or fraction thereof.

           B. UTILITY COSTS: Tenant shall be solely responsible for all charges for public utilities, whether furnished by Landlord or otherwise, and including, but not limited to, gas, electricity, sewer, water and heat.

           In addition, Tenant agrees to pay to Landlord its pro rata share of all charges for public utilities including, but not limited to, sewer, water, gas, electricity, and any other utilities used upon or furnished to the parking lot or common areas or any non Tenant areas of center.

           C. MAINTENANCE, SECURITY AND OPERATION: Tenant agrees to pay to Landlord its pro rata share of all common area maintenance and security expense, parking lot maintenance expense, and all maintenance and security expense of common area of center, including, but not limited to, gardening and landscaping, the cost of public liability and property damage insurance, repairs, replacements, line painting, lighting, sanitary control, removal of snow, trash, rubbish, and garbage, and ten (10%) percent of all the costs included as operating costs to cover the Landlord's administrative and overhead costs. Operating costs shall also include the cost of repairing, maintaining, cleaning and painting the exteriors of the building and the interior common area facilities.

      7. LATE CHARGES: If Tenant fails to pay rent due within 10 days of due date, there shall be a late charge penalty of 5% of the monthly rental assessed against Tenant and such unpaid amount shall bear interest from the due date thereof to the date of payment at the rate of Eighteen (18%) percent per annum.

      8. NET LEASE: Landlord shall not be required to or expected to incur or sustain any expense in and about the leased premises throughout the term of this Lease.

      9. CONDITION OF THE PREMISES: Landlord and Tenant agree that the leased premises shall be in tenantable condition at the commencement of the term of this Lease. Carpeted floors, drywall perimeter walls, (painted) suspended ceiling, one lay in trofter for each 100 feet, one receptacle each 20 feet, sprinkler system, separate meters for heating, air conditioning and electric, one-switch per room, receptacles without switches, no lights in closets. Floor plan as per Exhibit "C".

      10. USE OF THE PREMISES: Tenant shall use the premises during the term hereof for the following purposes only: General Office. Tenant shall be entitled to peaceable and quiet enjoyment of the leased premises upon payment of rent and compliance with the covenants and agreements contained herein and upon complying with all city laws and ordinances applicable to the leased premises.

      11. PARKING: Landlord will provide for use by the Tenant, its employees, customers and visitors space for parking automobiles in the parking facilities provided by Landlord. Landlord agrees to maintain such parking facilities and provide snow removal. Landlord reserves the right to designate and locate parking spaces for Tenant and to establish reasonable rules and regulations with respect to parking.

      12. ALTERATIONS AND REDECORATING: Tenant shall not make any alterations, additions or improvements to the interior or exterior of the leased premises, or redecorate the interior of the leased premises, without Landlord's prior written consent.

      Unless the Landlord consents to their removal, all non-trade fixtures and improvements become Landlord's property, provided, however, Landlord shall have the right to request their removal upon the termination of this Lease, in which case Tenant shall be responsible for the cost of such removal. In the event Landlord consents or requests removal, Tenant shall be responsible for repair of any damage to the premises resulting from such removal.

      13. SIGNS: Tenant shall not erect, place or maintain any sign, awning or advertising matter on the exterior of the building without prior written consent of Landlord. Tenant shall be responsible for the maintenance and repair of such sign, awning or advertising matter. Building signs shall be in the form of letters illuminated from inside fabricated from .060 aluminum with 3/16 acrylic faces. Interior illumination shall be by neon lighting. Letters shall be mounted on aluminum raceway and installed on building fascia with non-corrosive fasteners. Overall length of signs shall not exceed 70% of the storefront footage. Height of letters shall not exceed 24
 inches. Landlord consent:                    .

      14. MAINTENANCE AND REPAIRS: Tenant shall be responsible for all maintenance and repairs to the leased premises except for maintenance and repairs to major electrical and HVAC systems.

      15. INSURANCE: Tenant shall carry public liability insurance with minimum limits of $500,000 for personal injury and $100,000 for property damage and such policy shall designate the Landlord as an additional insured. Tenant shall insure its leasehold fixtures, inventory, merchandise and personal property for an amount equal to the replacement cost.

      Landlord shall obtain and Tenant shall pay its pro rata share of the premium for fire and extended coverage insurance, liability insurance, and plate glass insurance.

      16.  UNTENANTABILITY BY FIRE OR OTHER CASUALTY:
           A. If the leased premises, a part thereof, or a part of the building are destroyed or damaged by fire or other casualty, and Landlord elects not to repair such damage, Landlord may terminate this Lease by notice to Tenant within thirty (30) days after the date of such fire or other casualty, and all rents as provided in this Lease shall be prorated to the date of such fire or other casualty.
           B. In the event the leased premises, a part thereof, or a part of the building are destroyed or damaged by fire or other casualty and the Landlord elects to rebuild or restore the damaged premises, this Lease shall not terminate and Landlord shall repair the premises at Landlord's expense and all rents or a just portion thereof considering the nature and extent of the damages sustained to the leased premises, shall abate until the leased premises have been repaired or restored by the Landlord.

      17.  ASSIGNMENT OF LEASE:
           A. By Tenant. Tenant shall not assign this Lease or sublet the leased premises or permit any transfer thereof by operation of law without the prior written consent of Landlord, such consent not to be reasonably withheld.
           B. By Landlord. Landlord may assign Landlord's interest in this Lease in connection with a sale or transfer of title to the real estate or for the purpose of mortgaging the premises. Tenant agrees that this Lease shall be subordinate to any mortgage placed upon the premises by Landlord provided that such subordination shall not affect Tenant's rights to possession of the premises under the terms of this Lease.

      18.  RIGHTS AND REMEDIES:
           A. Cumulative. All rights and remedies shall be cumulative and shall not exclude any right allowed by law.
           B. Defaults. If Tenant defaults in the payment of rent or of any of the covenants and agreements of this Lease with such defaults continuing for a period of ten (10) days after written notice thereof or if the Tenant abandons the leased premises, Landlord may at its election terminate the Lease and/or terminate Tenant's right to possession of the leased premises. Landlord may institute an action for possession of the leased premises. Action by the Landlord pursuant to this paragraph shall not relieve the Tenant from any damages recoverable by law because of Tenant's default including, but not limited to, Tenant's obligation to pay rental as provided in this Lease.
           C. Landlord's Right to Enter Premises. Landlord shall have the right to enter Tenant's premises at reasonable times and to show the premises during the last six (6) months of the lease term.
           D. Surrender of Possession. Tenant agrees that upon termination of this Lease in any manner or for any cause, to surrender possession to the Landlord in as good a condition as when Tenant took possession, ordinary wear and tear excepted. In the event Tenant holds over after termination, the tenancy created shall be a month-to-month tenancy.
           E. Notices. Notices may be reserved personally or by certified or registered mail addressed to the Landlord at his principal place of business or to the Tenant at 5301 East State Street, Rockford, Illinois.
           F. Attorney's Fees and Costs. In the event of default by Tenant of any of the provisions of this Lease, Tenant shall be responsible for reasonable attorney's fees, expenses, and costs incurred by the Landlord as a result of such default.

      19. MISCELLANOUS: Tenant's first month rental obligation as set forth below shall be due and payable upon the execution of this Lease.

           Base Rent           $ 1650.38
           Additional Rent     $  458.43
           Total Monthly Rent  $ 2108.81

      20. COMPLETE AGREEMENT: The parties agree that this Lease constitutes the entire agreement between the Landlord and Tenant and upon execution hereof shall be binding upon the successors and assigns of the parties hereto.

      21.  ADDITIONAL PROVISIONS:                            .

      IN WITNESS WHEREOF, the Landlord and Tenant have respectively executed this Lease on the day and year first above written.


 LANDLORD:                               TENANT:

 STATE STREET INVESTORS OF ROCKFORD,     FOCUS FINANCIAL ADVISORS INC.
 INC.

 By:  Stanley Miller                     By:  Frederick E. Rafferty

      Secretary,                              President




                                         ------------------------------------
                                                               , individually



 PREPARED BY:
 Attorney Nancy Hyzer
 HYZER, HYZER & ZIMMERMAN
 855 North Madison Street
 Rockford, IL 61107
 (815) 965-3600

 ****************************************************************************

                                                                     EX-10.41

                                  L E A S E

      THIS LEASE made this 25th day of April, 2000, by and between:

      ABIDON, INC.,
      hereinafter referred to as -----------------------------------LANDLORD,

           -and-

      HAROLD BEST
      hereinafter referred to as -------------------------------------TENANT.

                             W I T N E S S E T H:

      1. LEASED PREMISES: Landlord, in consideration of the rents provided herein and the covenants and agreements contained herein, leases to Tenant and Tenant leases from Landlord, the following described premises (hereinafter referred to as "leased premises"):

      Commonly known as 5301 East State Street, Rockford, Illinois

      Approximately 678 square feet of space, being approximately 33 less 10' x 11' feet in width and 24 feet in depth, in the New Towne Plaza II, a Shopping Center, located in Rockford, Illinois, which premises are known as Store Space No. 125. The boundaries and location of the leased premises are outlined on the site plan of the first floor of the shopping center which is marked Exhibit "A" and attached hereto and incorporated herein by reference.

      2. USE OF ADDITIONAL AREAS: The use and occupation by the Tenant of the leased premises shall include the use in common with others entitled thereto of the common areas, parking areas, driveway and sidewalks as shown on Exhibit "B" which is attached hereto and incorporated herein by reference, and other facilities as may be designated from time to time by the Landlord, subject, however, to the terms and conditions of this Lease and to reasonable rules and regulations for the use thereof as prescribed from time to time by the Landlord.

      3. TERM OF LEASE: The term of this Lease shall commence May 1, 2000, and shall continue for a period of three (3) years and shall terminate on April 30, 2003.

      4. OPTION TO EXTEND: Tenant is granted the option to renew this lease for an additional three (3) year term upon the giving of six month's written notice to Landlord prior to the expiration of the original lease term. The base rental for the option period shall be increased by two ($2.00) Dollars per square foot of the leased premises. In addition, during the option period Tenant shall pay as additional rental Tenant's pro rata share for taxes, utilities and operating expenses in accordance with Paragraph 6 of this Lease.

      5. RENT: During the term of this Lease, Tenant shall pay rent in the amount of Six Hundred Twenty One & 50/100 ($621.50) Dollars per month without any deductions or set-off unless otherwise provided herein in advance of the first day of each month commencing May 1, 2000 and monthly thereafter during the term of this Lease with such rent payable at the office of the Landlord.

      If the Tenant takes possession of the leased premises after the first day of the month, Tenant shall pay a fractional share of the month's rent, prorated on a per diem basis.

      6. TAXES AND ASSESSMENTS: Landlord shall pay all real estate taxes and assessments which may be levied upon such premises during the term of this Lease.

      7. UTILITIES AND SERVICES: Landlord shall pay utilities including heat, air conditioning, electricity, gas, water, garbage, sewer and waste removal in connection with the use and occupancy of the premises.

      8. LATE CHARGES: If Tenant fails to pay rent due within 10 days of due date, there shall be a late charge penalty of 5% of the monthly rental assessed against Tenant and such unpaid amount shall bear interest from the due date thereof to the date of payment at the rate of Eighteen (18%) percent per annum.

      9. CONDITION OF THE PREMISES: Landlord and Tenant agree that the leased premises shall be in tenantable condition at the commencement of the term of this Lease. Carpeted floors, drywall perimeter walls, (painted) suspended ceiling, one lay in trofter for each 100 feet, one receptacle each 20 feet, sprinkler system, separate meters for heating, air conditioning and electric, one-switch per room, receptacles without switches, no lights in closets. Floor plan as per Exhibit "C".

      10. USE OF THE PREMISES: Tenant shall use the premises during the term hereof for the following purposes only: General Office. Tenant shall be entitled to peaceable and quiet enjoyment of the leased premises upon payment of rent and compliance with the covenants and agreements contained herein and upon complying with all city laws and ordinances applicable to the leased premises.

      11. PARKING: Landlord will provide for use by the Tenant, its employees, customers and visitors space for parking automobiles in the parking facilities provided by Landlord. Landlord agrees to maintain such parking facilities and provide snow removal. Landlord reserves the right to designate and locate parking spaces for Tenant and to establish reasonable rules and regulations with respect to parking.

      12. ALTERATIONS AND REDECORATING: Tenant shall not make any alterations, additions or improvements to the interior or exterior of the leased premises, or redecorate the interior of the leased premises, without Landlord's prior written consent.

      Unless the Landlord consents to their removal, all non-trade fixtures and improvements become Landlord's property, provided, however, Landlord shall have the right to request their removal upon the termination of this Lease, in which case Tenant shall be responsible for the cost of such removal. In the event Landlord consents or requests removal, Tenant shall be responsible for repair of any damage to the premises resulting from such removal.

      13. SIGNS: Tenant shall not erect, place or maintain any sign, awning or advertising matter on the exterior of the building without prior written consent of Landlord. Tenant shall be responsible for the maintenance and repair of such sign, awning or advertising matter. Building signs shall be in the form of letters illuminated from inside fabricated from .060 aluminum with 3/16 acrylic faces. Interior illumination shall be by neon lighting. Letters shall be mounted on aluminum raceway and installed on building fascia with non-corrosive fasteners. Overall length of signs shall not exceed 70% of the storefront footage. Height of letters shall not exceed 24 inches. Landlord consent: Place Tenant's name on building directory.

      14.  MAINTENANCE AND REPAIRS: Tenant shall be responsible for all
 maintenance and repairs to the leased premises.                  .

      15. INSURANCE: Tenant shall carry public liability insurance with minimum limits of $500,000 for personal injury and $100,000 for property damage and such policy shall designate the Landlord as an additional insured. Tenant shall insure its leasehold fixtures, inventory, merchandise and personal property for an amount equal to the replacement cost.

      Landlord shall obtain and Tenant shall pay its pro rata share of the premium for fire and extended coverage insurance, liability insurance, and plate glass insurance.

      16.  UNTENANTABILITY BY FIRE OR OTHER CASUALTY:
           A. If the leased premises, a part thereof, or a part of the building are destroyed or damaged by fire or other casualty, and Landlord elects not to repair such damage, Landlord may terminate this Lease by notice to Tenant within thirty (30) days after the date of such fire or other casualty, and all rents as provided in this Lease shall be prorated to the date of such fire or other casualty.
           B. In the event the leased premises, a part thereof, or a part of the building are destroyed or damaged by fire or other casualty and the Landlord elects to rebuild or restore the damaged premises, this Lease shall not terminate and Landlord shall repair the premises at Landlord's expense and all rents or a just portion thereof considering the nature and extent of the damages sustained to the leased premises, shall abate until the leased premises have been repaired or restored by the Landlord.

      17.  ASSIGNMENT OF LEASE:
           A. By Tenant. Tenant shall not assign this Lease or sublet the leased premises or permit any transfer thereof by operation of law without the prior written consent of Landlord, such consent not to be reasonably withheld.
           B. By Landlord. Landlord may assign Landlord's interest in this Lease in connection with a sale or transfer of title to the real estate or for the purpose of mortgaging the premises. Tenant agrees that this Lease shall be subordinate to any mortgage placed upon the premises by Landlord provided that such subordination shall not affect Tenant's rights to possession of the premises under the terms of this Lease.

      18.  RIGHTS AND REMEDIES:
           A. Cumulative. All rights and remedies shall be cumulative and shall not exclude any right allowed by law.
           B. Defaults. If Tenant defaults in the payment of rent or of any of the covenants and agreements of this Lease with such defaults continuing for a period of ten (10) days after written notice thereof or if the Tenant abandons the leased premises, Landlord may at its election terminate the Lease and/or terminate Tenant's right to possession of the leased premises. Landlord may institute an action for possession of the leased premises. Action by the Landlord pursuant to this paragraph shall not relieve the Tenant from any damages recoverable by law because of Tenant's default including, but not limited to, Tenant's obligation to pay rental as provided in this Lease.
           C. Landlord's Right to Enter Premises. Landlord shall have the right to enter Tenant's premises at reasonable times and to show the premises during the last six (6) months of the lease term.
           D. Surrender of Possession. Tenant agrees that upon termination of this Lease in any manner or for any cause, to surrender possession to the Landlord in as good a condition as when Tenant took possession, ordinary wear and tear excepted. In the event Tenant holds over after termination, the tenancy created shall be a month-to-month tenancy.
           E. Notices. Notices may be reserved personally or by certified or registered mail addressed to the Landlord at his principal place of business or to the Tenant at 5301 East State Street, Rockford, Illinois.
           F. Attorney's Fees and Costs. In the event of default by Tenant of any of the provisions of this Lease, Tenant shall be responsible for reasonable attorney's fees, expenses, and costs incurred by the Landlord as a result of such default.

      19. MISCELLANOUS: Tenant's first month rental obligation of $621.50 shall be due and payable upon the execution of this Lease.

      20. COMPLETE AGREEMENT: The parties agree that this Lease constitutes the entire agreement between the Landlord and Tenant and upon execution hereof shall be binding upon the successors and assigns of the parties hereto.

      21.  ADDITIONAL PROVISIONS:                            .

      IN WITNESS WHEREOF, the Landlord and Tenant have respectively executed this Lease on the day and year first above written.

 LANDLORD:                               TENANT:

 ABIDON, INC.                            HAROLD BEST

 By:  Stanley Miller                     By:       Harold Best

      Secretary,


                                         ------------------------------------
                                                               , individually



 PREPARED BY:
 Attorney Nancy Hyzer
 HYZER, HYZER & ZIMMERMAN
 855 North Madison Street
 Rockford, IL 61107
 (815) 965-3600

 ****************************************************************************

                                                                     EX-10.42

                                  L E A S E

      THIS LEASE made this 22nd day of April, 1999, by and between:

      STATE STREET INVESTORS OF ROCKFORD, INC., hereinafter referred to as -----------------------------------LANDLORD,

           -and-

      HERITAGE ASSISTED LIVING INC.
      hereinafter referred to as -------------------------------------TENANT.

                             W I T N E S S E T H:

      1. LEASED PREMISES: Landlord, in consideration of the rents provided herein and the covenants and agreements contained herein, leases to Tenant and Tenant leases from Landlord, the following described premises (hereinafter referred to as "leased premises"):

      Commonly known as 5301 East State Street, Rockford, Illinois.

      Approximately 1125 square feet of space, being approximately 25 feet in width and 45 feet in depth, in the New Towne Plaza II, an office building located in Rockford, Illinois, which premises are known as Suite No. 316. The boundaries and location of the leased premises are outlined on the site plan of the third floor of the building which is marked Exhibit "A" and attached hereto and incorporated herein by reference.

      2. USE OF ADDITIONAL AREAS: The use and occupation by the Tenant of the leased premises shall include the use in common with others entitled thereto of the common areas, parking areas, driveway and sidewalks as shown on Exhibit "B" which is attached hereto and incorporated herein by reference, and other facilities as may be designated from time to time by the Landlord, subject, however, to the terms and conditions of this Lease and to reasonable rules and regulations for the use thereof as prescribed from time to time by the Landlord.

      3. TERM OF LEASE: The term of this Lease shall commence June 1, 1999, and shall continue for a period of three (3) years and shall terminate on May 31, 2002.

      4. OPTION TO EXTEND: Tenant is granted the option to renew this lease for an additional three (3) year term upon the giving of six month's written notice to Landlord prior to the expiration of the original lease term. The base rental for the option period shall be increased by One ($1.00) Dollar per square foot of the leased premises. In addition, during the option period Tenant shall pay as additional rental Tenant's pro rata share for taxes, utilities and operating expenses in accordance with Paragraph 6 of this Lease.

      5. RENT: During the term of this Lease, Tenant shall pay rent in the amount of Seven Hundred Fifty & no/100 ($750.00) Dollars per month without any deductions or set-off unless otherwise provided herein in advance of the first day of each month commencing June 1, 1999, and monthly thereafter during the term of this Lease with such rent payable at the office of the Landlord.

      If the Tenant takes possession of the leased premises after the first day of the month, Tenant shall pay a fractional share of the month's rent, prorated on a per diem basis.

      6. ADDITIONAL RENTS: In addition to the base rent, Tenant shall pay to Landlord during the term of this Lease additional rents for such costs and services as set forth below which rents may be adjusted at least annually. For purposes of the additional rents, the Tenants pro rata share shall be .06887 percent (.06887 %). Tenant's share has been calculated by computing the percentage of Tenant's leased square footage to the total leasable square footage in the building. In addition, such percentage has been adjusted in accordance with the location of Tenant's space in the building. First floor tenants pay twice as much per square foot of leased space as Tenants on the second and third floors and lower levels. Initially, Tenants whose leased space is located on the first floor shall pay Three ($3.00) Dollars per leased square foot for the first year and those Tenants located on the second floor, third floor and the lower level shall pay One Dollar and 50/100ths ($1.50) per leased square foot for the first year. The maximum amount to be paid by Tenant in any one year during the term of this Lease is Four Dollars and 50/100ths ($4.50) per leased square foot for the space located on the first floor and maximum 10% increase per year. Such additional rent shall be applied to the following property cost and services.

           A. TAXES: General real property taxes and assessments which have been levied or assessed upon such premises for each calendar year or fraction thereof.

           B. UTILITY COSTS: Charges for public utilities, whether furnished by Landlord or otherwise, and including, but not limited to, gas, electricity, sewer, water and heat, together with sewer, water, gas, electricity and any other utilities used upon or furnished to the parking lot or common areas or any non-Tenant areas of center.

           C. MAINTENANCE, SECURITY AND OPERATION: Common area maintenance and security expertise, parking lot maintenance expense, and all maintenance and security expense of common area of center, including, but not limited to, gardening and landscaping, the cost of public liability and property damage insurance, repairs, replacements, line painting, lighting, sanitary control, removal of snow, trash, rubbish, and garbage, and ten (10%) percent of all the costs included as operating costs to cover the Landlord's administrative and overhead costs. Operating costs shall also include the cost of repairing, maintaining, cleaning, and painting the exteriors of the building and the interior common area facilities.

      7. LATE CHARGES: If Tenant fails to pay rent due within 10 days of due date, there shall be a late charge penalty of 5% of the monthly rental assessed against Tenant and such unpaid amount shall bear interest from the due date thereof to the date of payment at the rate of Eighteen (18%) percent per annum.

      8. NET LEASE: Landlord shall not be required to or expected to incur or sustain any expense in and about the leased premises throughout the term of this Lease.

      9. CONDITION OF THE PREMISES: Landlord and Tenant agree that the leased premises shall be in tenantable condition at the commencement of the term of this Lease. Carpeted floors, drywall perimeter walls, (painted) suspended ceiling, one lay in trofter for each 100 feet, one receptacle each 20 feet, sprinkler system, separate meters for heating, air conditioning and electric, one-switch per room, receptacles without switches, no lights in closets. Floor plan as per Exhibit "C".

      10. USE OF THE PREMISES: Tenant shall use the premises during the term hereof for the following purposes only: General Office. Tenant shall be entitled to peaceable and quiet enjoyment of the leased premises upon payment of rent and compliance with the covenants and agreements contained herein and upon complying with all city laws and ordinances applicable to the leased premises.

      11. PARKING: Landlord will provide for use by the Tenant, its employees, customers and visitors space for parking automobiles in the parking facilities provided by Landlord (at the building). Landlord agrees to maintain such parking facilities and provide snow removal. Landlord reserves the reasonable right to designate and locate parking spaces for Tenant and to establish reasonable rules and regulations with respect to parking.

      12. ALTERATIONS AND REDECORATING: Tenant shall not make any alterations, additions or improvements to the interior or exterior of the leased premises, or redecorate the interior of the leased premises, without Landlord's prior written consent.

      Unless the Landlord consents to their removal, all non-trade fixtures and improvements become Landlord's property, provided, however, Landlord shall have the right to request their removal upon the termination of this Lease, in which case Tenant shall be responsible for the cost of such removal. In the event Landlord consents or requests removal, Tenant shall be responsible for repair of any damage to the premises resulting from such removal.

      13. SIGNS: Tenant shall not erect, place or maintain any sign, awning or advertising matter on the exterior of the building without prior written consent of Landlord. Tenant shall be responsible for the maintenance and repair of such sign, awning or advertising matter. Building signs shall be in the form of letters illuminated from inside fabricated from .060 aluminum with 3/16 acrylic faces. Interior illumination shall be by neon lighting. Letters shall be mounted on aluminum raceway and installed on building fascia with non-corrosive fasteners. Overall length of signs shall not exceed 70% of the storefront footage. Height of letters shall not exceed 24 inches. Landlord consent: Landlord to place tenant's name on building directory and Tenant may have its name placed on the Suite identification sign adjacent to the door to the leased premises.

      14. MAINTENANCE AND REPAIRS: Tenant shall be responsible for all maintenance and repairs to the leased premises, except major electrical and HVAC systems.

      15. INSURANCE: Tenant shall carry public liability insurance with minimum limits of $500,000 for personal injury and $100,000 for property damage and such policy shall designate the Landlord as an additional insured. Tenant shall insure its leasehold fixtures, inventory, merchandise and personal property for an amount equal to the replacement cost.

      16.  UNTENANTABILITY BY FIRE OR OTHER CASUALTY:
           A. If the leased premises, a part thereof, or a part of the building are destroyed or damaged by fire or other casualty, and Landlord elects not to repair such damage, Landlord may terminate this Lease by notice to Tenant within thirty (30) days after the date of such fire or other casualty, and all rents as provided in this Lease shall be prorated to the date of such fire or other casualty.
           B. In the event the leased premises, a part thereof, or a part of the building are destroyed or damaged by fire or other casualty and the Landlord elects to rebuild or restore the damaged premises, this Lease shall not terminate and Landlord shall repair the premises at Landlord's expense and all rents or a just portion thereof considering the nature and extent of the damages sustained to the leased premises, shall abate until the leased premises have been repaired or restored by the Landlord.

      17.  ASSIGNMENT OF LEASE:
           A. By Tenant. Tenant shall not assign this Lease or sublet the leased premises or permit any transfer thereof by operation of law without the prior written consent of Landlord, such consent not to be reasonably withheld.
           B. By Landlord. Landlord may assign Landlord's interest in this Lease in connection with a sale or transfer of title to the real estate or for the purpose of mortgaging the premises. Tenant agrees that this Lease shall be subordinate to any mortgage placed upon the premises by Landlord provided that such subordination shall not affect Tenant's rights to possession of the premises under the terms of this Lease.

      18.  RIGHTS AND REMEDIES:
           A. Cumulative. All rights and remedies shall be cumulative and shall not exclude any right allowed by law.
           B. Defaults. If Tenant defaults in the payment of rent or of any of the covenants and agreements of this Lease with such defaults continuing for a period of ten (10) days after written notice thereof or if the Tenant abandons the leased premises, Landlord may at its election terminate the Lease and/or terminate Tenant's right to possession of the leased premises. Landlord may institute an action for possession of the leased premises. Action by the Landlord pursuant to this paragraph shall not relieve the Tenant from any damages recoverable by law because of Tenant's default including, but not limited to, Tenant's obligation to pay rental as provided in this Lease.
           C. Landlord's Right to Enter Premises. Landlord shall have the right to enter Tenant's premises at reasonable times and to show the premises during the last six (6) months of the lease term.
           D. Surrender of Possession. Tenant agrees that upon termination of this Lease in any manner or for any cause, to surrender possession to the Landlord in as good a condition as when Tenant took possession, ordinary wear and tear excepted. In the event Tenant holds over after termination, the tenancy created shall be a month-to-month tenancy.
           E. Notices. Notices may be reserved personally or by certified or registered mail addressed to the Landlord at his principal place of business or to the Tenant at 5301 East State Street, Rockford, Illinois.
           F. Attorney's Fees and Costs. In the event of default by Tenant of any of the provisions of this Lease, Tenant shall be responsible for reasonable attorney's fees, expenses, and costs incurred by the Landlord as a result of such default.

      19. MISCELLANOUS: Tenant's first month rental obligation as set forth below shall be due and payable upon the execution of this Lease.

           Base Rent           $750.00
           Additional Rent     $140.63
           Total Monthly Rent  $890.63

      20. COMPLETE AGREEMENT: The parties agree that this Lease constitutes the entire agreement between the Landlord and Tenant and upon execution hereof shall be binding upon the successors and assigns of the parties hereto.

      21. ADDITIONAL PROVISIONS: Tanning beds are not allowed in the leased space during the term of this Lease.

      IN WITNESS WHEREOF, the Landlord and Tenant have respectively executed this Lease on the day and year first above written.

 LANDLORD:                               TENANT:

 STATE STREET INVESTORS OF ROCKFORD,     HERITAGE ASSISTED LIVING, INC.
 INC.

 By:  Stanley Miller                     By:       Steven Lirtzman

      Secretary,                                   President

 PREPARED BY:
 Attorney Nancy Hyzer
 HYZER, HYZER & ZIMMERMAN                ------------------------------------
 855 North Madison Street                                      , Individually
 Rockford, IL 61107
 (815) 965-3600

 Rev. 7/98

 ****************************************************************************

                                                                     EX-10.43

                                  L E A S E

      THIS LEASE made this 26th day of September, 1995, by and between:

      STATE STREET INVESTORS OF ROCKFORD, INC., hereinafter referred to as -----------------------------------LANDLORD,

           -and-

      HOOPER HOLMES INC., dba PORTAMEDIC,
      hereinafter referred to as -------------------------------------TENANT.

                             W I T N E S S E T H:

      1. LEASED PREMISES: Landlord, in consideration of the rents provided herein and the covenants and agreements contained herein, leases to Tenant and Tenant leases from Landlord, the following described premises (hereinafter referred to as "leased premises"):

      Commonly known as 5301 East State Street, Rockford, Illinois

      Approximately 770 square feet of space, being approximately 16.3 feet in width and 50 feet in depth, in the New Towne Plaza II, a Shopping Center located in Rockford, Illinois, which premises are known as Store Space No. 204A. The boundaries and location of the leased premises are outlined on the site plan of the second floor of the shopping center which is marked Exhibit "A" and attached hereto and incorporated herein by reference.

      2. USE OF ADDITIONAL AREAS: The use and occupation by the Tenant of the leased premises shall include the use in common with others entitled thereto of the common areas, parking areas, driveway and sidewalks as shown on Exhibit "B" which is attached hereto and incorporated herein by reference, and other facilities as may be designated from time to time by the Landlord, subject, however, to the terms and conditions of this Lease and to reasonable rules and regulations for the use thereof as prescribed from time to time by the Landlord.

      3. TERM OF LEASE: The term of this Lease shall commence December 1, 1995, and shall continue for a period of three (3) years and shall terminate on November 30, 1998.

      4. OPTION TO EXTEND: Tenant is granted the option to renew this lease for an additional three (3) year term upon the giving of six month's written notice to Landlord prior to the expiration of the original lease term. The base yearly rental for the option period shall be increased by Two ($2.00) Dollars per square foot of the leased premises.

      5. BASE RENT: During the term of this Lease, Tenant shall pay rent in the amount of Four Hundred Eighty One and 25/100 ($481.25) Dollars per month without any deductions or set-off unless otherwise provided herein in advance of the first day of each month commencing December 1, 1995 and monthly thereafter during the term of this Lease with such rent payable at the office of the Landlord.

      If the Tenant takes possession of the leased premises after the first day of the month, Tenant shall pay a fractional share of the month's base and additional rent, prorated on a per diem basis.

      6. ADDITIONAL RENTS: In addition to the base rent, Tenant shall pay to Landlord during the term of this Lease additional rents for such costs and services as set forth below. For purpose of the additional rents, the Tenant's pro rata share shall be .04715 percent (.04715%). Tenant's share has been calculated by computing the percentage of Tenant's leased square footage to the total leasable square footage in the building. In addition, such percentage has been adjusted in accordance with the location of Tenant's space in the building. First floor tenants pay twice as much per square foot of leased space as Tenants on the second and third floors and lower levels. Initially, Tenants whose leased space is located on the first floor shall pay Three ($3.00) Dollars per leased square foot for the first year and those Tenants located on the second floor, third floor and the lower level shall pay One Dollar and Fifty Cents ($1.50) per leased square foot for the first year. The maximum amount to be paid by Tenant in any one year during the term of this Lease is Four Dollars and Fifty Cents ($4.50) per leased square foot for the space located on the first floor and Two Dollars and Twenty Five Cents ($2.25) per leased square foot for the space located on the second floor. Such additional rent shall be applied to the following property costs and services.

           A. TAXES: Tenant agrees to pay to Landlord its pro rata share of the general real property taxes and assessments which have been levied or assessed upon such premises for each calendar year or fraction thereof.

           B. UTILITY COSTS: Tenant shall be solely responsible for all charges for public utilities, whether furnished by Landlord or otherwise, and including, but not limited to, gas, electricity, sewer, water and heat.

           In addition, Tenant agrees to pay to Landlord its pro rata share of all charges for public utilities including, but not limited to, sewer, water, gas, electricity, and any other utilities used upon or furnished to the parking lot or common areas or any non Tenant areas of center.

           C. MAINTENANCE, SECURITY AND OPERATION: Tenant agrees to pay to Landlord its pro rata share of all common area maintenance and security expense, parking lot maintenance expense, and all maintenance and security expense of common area of center, including, but not limited to, gardening and landscaping, the cost of public liability and property damage insurance, repairs, replacements, line painting, lighting, sanitary control, removal of snow, trash, rubbish, and garbage, and ten (10%) percent of all the costs included as operating costs to cover the Landlord's administrative and overhead costs. Operating costs shall also include the cost of repairing, maintaining, cleaning and painting the exteriors of the building and the interior common area facilities.

      7. LATE CHARGES: If Tenant fails to pay any rent or any additional rent within 10 days of due date, there shall be a Twenty-five ($25.00) Dollar late charge assessed against Tenant and such unpaid amount shall bear interest from the due date thereof to the date of payment at the rate of Eighteen (18%) percent per annum.

      9. CONDITION OF THE PREMISES: Landlord and Tenant agree that the leased premises shall be in tenantable condition at the commencement of the term of this Lease. Carpeted floors, drywall perimeter walls, (painted) suspended ceiling, one lay in trofter for each 100 feet, one receptacle each 20 feet, sprinkler system, separate meters for heating, air conditioning and electric, one-switch per room, receptacles are not switched, no lights in closets. Floor plan as per Exhibit "C".

      10. USE OF THE PREMISES: Tenant shall use the premises during the term hereof for the following purposes only: General Office. Tenant shall be entitled to peaceable and quiet enjoyment of the leased premises upon payment of rent and compliance with the covenants and agreements contained herein and upon complying with all city laws and ordinances applicable to the leased premises.

      11. PARKING: Landlord will provide for use by the Tenant, its employees, customers and visitors space for parking automobiles in the parking facilities provided by Landlord. Landlord agrees to maintain such parking facilities and provide snow removal. Landlord reserves the right to designate and locate parking spaces for Tenant and to establish reasonable rules and regulations with respect to parking.

      12. ALTERATIONS AND REDECORATING: Tenant shall not make any alterations, additions or improvements to the interior or exterior of the leased premises, or redecorate the interior of the leased premises, without Landlord's prior written consent.

      13. SIGNS: Tenant shall not erect, place or maintain any sign, awning or advertising matter on the exterior of the building without prior written consent of Landlord. Tenant shall be responsible for the maintenance and repair of such sign, awning or advertising matter. Building signs shall be in the form of letters illuminated from inside fabricated from .060 aluminum with 3/16 acrylic faces. Interior illumination shall be by neon lighting. Letters to be mounted on aluminum raceway and installed on building fascia with non-corrosive fasteners. Overall length of signs shall not exceed 70% of the storefront footage. Height of letters shall not exceed 24 inches. Landlord consent: Landlord to place Tenant's name on Building Directory.

      14. MAINTENANCE AND REPAIRS: Tenant shall be responsible for all maintenance and repairs to the leased premises except major electrical and HVAC systems.

      15. INSURANCE: Tenant shall carry public liability insurance with minimum limits of $500,000 for personal injury and $100,000 for property damage and such policy shall designate the Landlord as an additional insured. Tenant shall insure its leasehold fixtures, inventory, merchandise and personal property for an amount equal to the replacement cost.

      16.  UNTENANTABILITY BY FIRE OR OTHER CASUALTY:
           A. If the leased premises, a part thereof, or a part of the building are destroyed or damaged by fire or other casualty, and Landlord elects not to repair such damage, Landlord may terminate this Lease by notice to Tenant within thirty (30) days after the date of such fire or other casualty, and all rents as provided in this Lease shall be prorated to the date of such fire or other casualty.
           B. In the event the leased premises, a part thereof, or a part of the building are destroyed or damaged by fire or other casualty and the Landlord elects to rebuild or restore the damaged premises, this Lease shall not terminate and Landlord shall repair the premises at Landlord's expense and all rents or a just portion thereof considering the nature and extent of the damages sustained to the leased premises, shall abate until the leased premises have been repaired or restored by the Landlord.

      17.  ASSIGNMENT OF LEASE:
           A. By Tenant. Tenant shall not assign this Lease or sublet the leased premises or permit any transfer thereof by operation of law without the prior written consent of Landlord, such consent not to be reasonably withheld.
           B. By Landlord. Landlord may assign Landlord's interest in this Lease in connection with a sale or transfer of title to the real estate or for the purpose of mortgaging the premises. Tenant agrees that this Lease shall be subordinate to any mortgage placed upon the premises by Landlord provided that such subordination shall not affect Tenant's rights to possession of the premises under the terms of this Lease.

      18.  RIGHTS AND REMEDIES:
           A. Cumulative. All rights and remedies shall be cumulative and shall not exclude any right allowed by law.
           B. Defaults. If Tenant defaults in the payment of rent or of any of the covenants and agreements of this Lease with such defaults continuing for a period of ten (10) days after written notice thereof or if the Tenant abandons the leased premises, Landlord may at its election terminate the Lease and/or terminate Tenant's right to possession of the leased premises. Landlord may institute an action for possession of the leased premises. Action by the Landlord pursuant to this paragraph shall not relieve the Tenant from any damages recoverable by law because of Tenant's default including, but not limited to, Tenant's obligation to pay rental as provided in this Lease.
           C. Landlord's Right to Enter Premises. Landlord shall have the right to enter Tenant's premises at reasonable times and to show the premises during the last six (6) months of the lease term.
           D. Surrender of Possession. Tenant agrees that upon termination of this Lease in any manner or for any cause, to surrender possession to the Landlord in as good a condition as when Tenant took possession, ordinary wear and tear excepted. In the event Tenant holds over after termination, the tenancy created shall be a month-to-month tenancy.
           E. Notices. Notices may be reserved personally or by certified or registered mail addressed to the Landlord at his principal place of business or to the Tenant at Hooper Holmes, Inc. Attn: General Counsel, 170 Mt. Airy Rd., Basking Ridge, NJ 07920.
           F. Attorney's Fees and Costs. In the event of default by Tenant of any of the provisions of this Lease, Tenant shall be responsible for reasonable attorney's fees, expenses, and costs incurred by the Landlord as a result of such default.

      19. MISCELLANOUS: Tenant's first month rental obligation as set forth below shall be due and payable upon the execution of this Lease.

           Base Rent            481.25
           Additional Rent       96.25
           Total Monthly Rent   577.50

      20. COMPLETE AGREEMENT: The parties agree that this Lease constitutes the entire agreement between the Landlord and Tenant and upon execution hereof shall be binding upon the successors and assigns of the parties hereto.

      21. ADDITIONAL PROVISIONS: Landlord maintains the responsibility for making any major mechanical or structural changes deemed necessary by state and federal regulations.

      IN WITNESS WHEREOF, the Landlord and Tenant have respectively executed this Lease on the day and year first above written.

 LANDLORD:                               TENANT:

 STATE STREET INVESTORS OF ROCKFORD,     HOOPER HOLMES INC.,
 INC.                                    dba PORTAMEDIC

 By:  Stanley Miller                     By:  Paul Kolacki
      Secretary,                              Executive Vice President & COO




 PREPARED BY:
 Attorney Nancy Hyzer
 HYZER, HYZER & ZIMMERMAN
 855 North Madison Street
 Rockford, IL 61107
 (815) 965-3600

 ****************************************************************************

                                                                     EX-10.44

                                  L E A S E

      THIS LEASE made this 9th day of December, 1999, by and between:

      STATE STREET INVESTORS OF ROCKFORD, INC., hereinafter referred to as -----------------------------------LANDLORD,

           -and-

      ILLINOIS INTRODUCTION'S INC. DBA THE RIGHT ONE, hereinafter referred to as -------------------------------------TENANT.

                             W I T N E S S E T H:

      1. LEASED PREMISES: Landlord, in consideration of the rents provided herein and the covenants and agreements contained herein, leases to Tenant and Tenant leases from Landlord, the following described premises (hereinafter referred to as "leased premises"):

      Commonly known as 5301 East State Street, Rockford, Illinois

      Approximately 670 square feet of space, being approximately 28 feet in width and 24 feet in depth, in the New Towne Plaza II, a Shopping Center, located in Rockford, Illinois, which premises are known as Store Space No.
 122. The boundaries and location of the leased premises are outlined on the site plan of the first floor of the shopping center which is marked Exhibit "A" and attached hereto and incorporated herein by reference.

      2. USE OF ADDITIONAL AREAS: The use and occupation by the Tenant of the leased premises shall include the use in common with others entitled thereto of the common areas, parking areas, driveway and sidewalks as shown on Exhibit "B" which is attached hereto and incorporated herein by reference, and other facilities as may be designated from time to time by the Landlord, subject, however, to the terms and conditions of this Lease and to reasonable rules and regulations for the use thereof as prescribed from time to time by the Landlord.

      3. TERM OF LEASE: The term of this Lease shall commence January 1, 2000, and shall continue for a period of Three (3) years and shall terminate on December 31, 2003.

      4. OPTION TO EXTEND: Tenant is granted the option to renew this lease for an additional Two (2) year term upon the giving of six month's written notice to Landlord prior to the expiration of the original lease term. The base rental for the option period shall be increased by One and 50/100ths ($1.50) Dollars per square foot of the leased premises. In addition, during the option period Tenant shall pay as additional rental Tenant's pro rata share for taxes, utilities and operating expenses in accordance with Paragraph 6 of this Lease.

      5. RENT: During the term of this Lease, Tenant shall pay rent in the amount of Six Hundred Sixty & No/100 ($660.00) Dollars per month without any deductions or set-off unless otherwise provided herein in advance of the first day of each month commencing January 1, 2000 and monthly thereafter during the term of this Lease with such rent payable at the office of the Landlord.

      If the Tenant takes possession of the leased premises after the first day of the month, Tenant shall pay a fractional share of the month's rent, prorated on a per diem basis.

      6. TAXES AND ASSESSMENTS: Landlord shall pay all real estate taxes and assessments which may be levied upon such premises during the term of this Lease.

      7. UTILITIES AND SERVICES: Landlord shall pay utilities including heat, air conditioning, electricity, gas, water, garbage, sewer and waste removal in connection with the use and occupancy of the premises.

      8. LATE CHARGES: If Tenant fails to pay rent due within 10 days of due date, there shall be a late charge penalty of 5% of the monthly rental assessed against Tenant and such unpaid amount shall bear interest from the due date thereof to the date of payment at the rate of Eighteen (18%) percent per annum.

      9. CONDITION OF THE PREMISES: Landlord and Tenant agree that the leased premises shall be in tenantable condition at the commencement of the term of this Lease. Carpeted floors, drywall perimeter walls, (painted) suspended ceiling, one lay in trofter for each 100 feet, one receptacle each 20 feet, sprinkler system, separate meters for heating, air conditioning and electric, one-switch per room, receptacles without switches, no lights in closets. Floor plan as per Exhibit "C".

      10. USE OF THE PREMISES: Tenant shall use the premises during the term hereof for the following purposes only: General Office. Tenant shall be entitled to peaceable and quiet enjoyment of the leased premises upon payment of rent and compliance with the covenants and agreements contained herein and upon complying with all city laws and ordinances applicable to the leased premises.

      11. PARKING: Landlord will provide for use by the Tenant, its employees, customers and visitors space for parking automobiles in the parking facilities provided by Landlord. Landlord agrees to maintain such parking facilities and provide snow removal. Landlord reserves the right to designate and locate parking spaces for Tenant and to establish reasonable rules and regulations with respect to parking.

      12. ALTERATIONS AND REDECORATING: Tenant shall not make any alterations, additions or improvements to the interior or exterior of the leased premises, or redecorate the interior of the leased premises, without Landlord's prior written consent.

      Unless the Landlord consents to their removal, all non-trade fixtures and improvements become Landlord's property, provided, however, Landlord shall have the right to request their removal upon the termination of this Lease, in which case Tenant shall be responsible for the cost of such removal. In the event Landlord consents or requests removal, Tenant shall be responsible for repair of any damage to the premises resulting from such removal.

      13. SIGNS: Tenant shall not erect, place or maintain any sign, awning or advertising matter on the exterior of the building without prior written consent of Landlord. Tenant shall be responsible for the maintenance and repair of such sign, awning or advertising matter. Building signs shall be in the form of letters illuminated from inside fabricated from .060 aluminum with 3/16 acrylic faces. Interior illumination shall be by neon lighting. Letters shall be mounted on aluminum raceway and installed on building fascia with non-corrosive fasteners. Overall length of signs shall not exceed 70% of the storefront footage. Height of letters shall not exceed 24 inches. Landlord consent: Landlord to place name on building directory.

      14. MAINTENANCE AND REPAIRS: Tenant shall be responsible for all maintenance and repairs to the leased premises. Landlord will be responsible for all of the maintenance and repair of the exterior of the premises including landscaping and snow removal.

      15. INSURANCE: Tenant shall carry public liability insurance with minimum limits of $500,000 for personal injury and $100,000 for property damage and such policy shall designate the Landlord as an additional insured. Tenant shall insure its leasehold fixtures, inventory, merchandise and personal property for an amount equal to the replacement cost.

      16.  UNTENANTABILITY BY FIRE OR OTHER CASUALTY:
           A. If the leased premises, a part thereof, or a part of the building are destroyed or damaged by fire or other casualty, and Landlord elects not to repair such damage, Landlord may terminate this Lease by notice to Tenant within thirty (30) days after the date of such fire or other casualty, and all rents as provided in this Lease shall be prorated to the date of such fire or other casualty.
           B. In the event the leased premises, a part thereof, or a part of the building are destroyed or damaged by fire or other casualty and the Landlord elects to rebuild or restore the damaged premises, this Lease shall not terminate and Landlord shall repair the premises at Landlord's expense and all rents or a just portion thereof considering the nature and extent of the damages sustained to the leased premises, shall abate until the leased premises have been repaired or restored by the Landlord.

      17.  ASSIGNMENT OF LEASE:
           A. By Tenant. Tenant shall not assign this Lease or sublet the leased premises or permit any transfer thereof by operation of law without the prior written consent of Landlord, such consent not to be reasonably withheld.
           B. By Landlord. Landlord may assign Landlord's interest in this Lease in connection with a sale or transfer of title to the real estate or for the purpose of mortgaging the premises. Tenant agrees that this Lease shall be subordinate to any mortgage placed upon the premises by Landlord provided that such subordination shall not affect Tenant's rights to possession of the premises under the terms of this Lease.

      18.  RIGHTS AND REMEDIES:
           A. Cumulative. All rights and remedies shall be cumulative and shall not exclude any right allowed by law.
           B. Defaults. If Tenant defaults in the payment of rent or of any of the covenants and agreements of this Lease with such defaults continuing for a period of ten (10) days after written notice thereof or if the Tenant abandons the leased premises, Landlord may at its election terminate the Lease and/or terminate Tenant's right to possession of the leased premises. Landlord may institute an action for possession of the leased premises. Action by the Landlord pursuant to this paragraph shall not relieve the Tenant from any damages recoverable by law because of Tenant's default including, but not limited to, Tenant's obligation to pay rental as provided in this Lease.
           C. Landlord's Right to Enter Premises. Landlord shall have the right to enter Tenant's premises at reasonable times and to show the premises during the last six (6) months of the lease term.
           D. Surrender of Possession. Tenant agrees that upon termination of this Lease in any manner or for any cause, to surrender possession to the Landlord in as good a condition as when Tenant took possession, ordinary wear and tear excepted. In the event Tenant holds over after termination, the tenancy created shall be a month-to-month tenancy.
           E. Notices. Notices may be reserved personally or by certified or registered mail addressed to the Landlord at his principal place of business or to the Tenant at 5301 East State Street, Rockford, Illinois.
           F. Attorney's Fees and Costs. In the event of default by Tenant of any of the provisions of this Lease, Tenant shall be responsible for reasonable attorney's fees, expenses, and costs incurred by the Landlord as a result of such default.

      19. MISCELLANOUS: Tenant's first month rental obligation of $660.00 shall be due and payable upon the execution of this Lease.

      20. COMPLETE AGREEMENT: The parties agree that this Lease constitutes the entire agreement between the Landlord and Tenant and upon execution hereof shall be binding upon the successors and assigns of the parties hereto.

      21. ADDITIONAL PROVISIONS: Tanning beds are not allowed in the leased space during the term of the Lease.

      IN WITNESS WHEREOF, the Landlord and Tenant have respectively executed this Lease on the day and year first above written.

 LANDLORD:                               TENANT:

 ABIDON, INC.                            ILLINOIS INTRODUCTION'S INC. DBA
                                         THE RIGHT ONE

 By:  Stanley Miller                     By:       John Lambos

      Secretary,                         President



                                         ------------------------------------
                                                               , individually


 PREPARED BY:
 Attorney Nancy Hyzer
 HYZER, HYZER & ZIMMERMAN
 855 North Madison Street
 Rockford, IL 61107
 (815) 965-3600

 ****************************************************************************

                                                                     EX-10.45

                                  L E A S E

      THIS LEASE made this 5th day of May, 2001, by and between:

      STATE STREET INVESTORS OF ROCKFORD, INC., hereinafter referred to as -----------------------------------LANDLORD,

           -and-

      ILLINOIS INTRODUCTION'S INC. DBA THE RIGHT ONE, hereinafter referred to as -------------------------------------TENANT.

                             W I T N E S S E T H:

      1. LEASED PREMISES: Landlord, in consideration of the rents provided herein and the covenants and agreements contained herein, leases to Tenant and Tenant leases from Landlord, the following described premises (hereinafter referred to as "leased premises"):

      Commonly known as 5301 East State Street, Rockford, Illinois

      Approximately 354 square feet of space, being approximately 20 feet in width and 18 feet in depth, in the New Towne Plaza II, a Shopping Center, located in Rockford, Illinois, which premises are known as Store Space No. 101A. The boundaries and location of the leased premises are outlined on the site plan of the first floor of the shopping center which is marked Exhibit "A" and attached hereto and incorporated herein by reference.

      2. USE OF ADDITIONAL AREAS: The use and occupation by the Tenant of the leased premises shall include the use in common with others entitled thereto of the common areas, parking areas, driveway and sidewalks as shown on Exhibit "B" which is attached hereto and incorporated herein by reference, and other facilities as may be designated from time to time by the Landlord, subject, however, to the terms and conditions of this Lease and to reasonable rules and regulations for the use thereof as prescribed from time to time by the Landlord.

      3. TERM OF LEASE: The term of this Lease shall commence June 1, 2001, and shall continue for a period of Twenty-six (26) months and shall terminate on July 31, 2003.

      4. OPTION TO EXTEND: Tenant is granted the option to renew this lease for an additional Three (3) year term upon the giving of six month's written notice to Landlord prior to the expiration of the original lease term. The base rental for the option period shall be increased by One ($1.00) Dollar per square foot of the leased premises. In addition, during the option period Tenant shall pay as additional rental Tenant's pro rata share for taxes, utilities and operating expenses in accordance with Paragraph 6 of this Lease.

      5. RENT: During the term of this Lease, Tenant shall pay rent in the amount of Three Hundred Eighty Two & 50/100 ($382.50) Dollars per month without any deductions or set-off unless otherwise provided herein in advance of the first day of each month commencing June 1, 2001 and monthly thereafter during the term of this Lease with such rent payable at the office of the Landlord.

      If the Tenant takes possession of the leased premises after the first day of the month, Tenant shall pay a fractional share of the month's rent, prorated on a per diem basis.

      6. TAXES AND ASSESSMENTS: Landlord shall pay all real estate taxes and assessments which may be levied upon such premises during the term of this Lease.

      7. UTILITIES AND SERVICES: Landlord shall pay utilities including heat, air conditioning, electricity, gas, water, garbage, sewer and waste removal in connection with the use and occupancy of the premises.

      8. LATE CHARGES: If Tenant fails to pay rent due within 10 days of due date, there shall be a late charge penalty of 5% of the monthly rental assessed against Tenant and such unpaid amount shall bear interest from the due date thereof to the date of payment at the rate of Eighteen (18%) percent per annum.

      9. CONDITION OF THE PREMISES: Landlord and Tenant agree that the leased premises shall be in tenantable condition at the commencement of the term of this Lease. Carpeted floors, drywall perimeter walls, (painted) suspended ceiling, one lay in trofter for each 100 feet, one receptacle each 20 feet, sprinkler system, separate meters for heating, air conditioning and electric, one-switch per room, receptacles without switches, no lights in closets. Floor plan as per Exhibit "C".

      10. USE OF THE PREMISES: Tenant shall use the premises during the term hereof for the following purposes only: General Office. Tenant shall be entitled to peaceable and quiet enjoyment of the leased premises upon payment of rent and compliance with the covenants and agreements contained herein and upon complying with all city laws and ordinances applicable to the leased premises.

      11. PARKING: Landlord will provide for use by the Tenant, its employees, customers and visitors space for parking automobiles in the parking facilities provided by Landlord. Landlord agrees to maintain such parking facilities and provide snow removal. Landlord reserves the right to designate and locate parking spaces for Tenant and to establish reasonable rules and regulations with respect to parking.

      12. ALTERATIONS AND REDECORATING: Tenant shall not make any alterations, additions or improvements to the interior or exterior of the leased premises, or redecorate the interior of the leased premises, without Landlord's prior written consent.

      Unless the Landlord consents to their removal, all non-trade fixtures and improvements become Landlord's property, provided, however, Landlord shall have the right to request their removal upon the termination of this Lease, in which case Tenant shall be responsible for the cost of such removal. In the event Landlord consents or requests removal, Tenant shall be responsible for repair of any damage to the premises resulting from such removal.

      13. SIGNS: Tenant shall not erect, place or maintain any sign, awning or advertising matter on the exterior of the building without prior written consent of Landlord. Tenant shall be responsible for the maintenance and repair of such sign, awning or advertising matter. Building signs shall be in the form of letters illuminated from inside fabricated from .060 aluminum with 3/16 acrylic faces. Interior illumination shall be by neon lighting. Letters shall be mounted on aluminum raceway and installed on building fascia with non-corrosive fasteners. Overall length of signs shall not exceed 70% of the storefront footage. Height of letters shall not exceed 24 inches. Landlord consent: Landlord to place name on building directory.

      14. MAINTENANCE AND REPAIRS: Tenant shall be responsible for all maintenance and repairs to the leased premises. Landlord will be responsible for all of the maintenance and repair of the exterior of the premises including landscaping and snow removal.

      15. INSURANCE: Tenant shall carry public liability insurance with minimum limits of $500,000 for personal injury and $100,000 for property damage and such policy shall designate the Landlord as an additional insured. Tenant shall insure its leasehold fixtures, inventory, merchandise and personal property for an amount equal to the replacement cost.

      16.  UNTENANTABILITY BY FIRE OR OTHER CASUALTY:
           A. If the leased premises, a part thereof, or a part of the building are destroyed or damaged by fire or other casualty, and Landlord elects not to repair such damage, Landlord may terminate this Lease by notice to Tenant within thirty (30) days after the date of such fire or other casualty, and all rents as provided in this Lease shall be prorated to the date of such fire or other casualty.
           B. In the event the leased premises, a part thereof, or a part of the building are destroyed or damaged by fire or other casualty and the Landlord elects to rebuild or restore the damaged premises, this Lease shall not terminate and Landlord shall repair the premises at Landlord's expense and all rents or a just portion thereof considering the nature and extent of the damages sustained to the leased premises, shall abate until the leased premises have been repaired or restored by the Landlord.

      17.  ASSIGNMENT OF LEASE:
           A. By Tenant. Tenant shall not assign this Lease or sublet the leased premises or permit any transfer thereof by operation of law without the prior written consent of Landlord, such consent not to be reasonably withheld.
           B. By Landlord. Landlord may assign Landlord's interest in this Lease in connection with a sale or transfer of title to the real estate or for the purpose of mortgaging the premises. Tenant agrees that this Lease shall be subordinate to any mortgage placed upon the premises by Landlord provided that such subordination shall not affect Tenant's rights to possession of the premises under the terms of this Lease.

      18.  RIGHTS AND REMEDIES:
           A. Cumulative. All rights and remedies shall be cumulative and shall not exclude any right allowed by law.
           B. Defaults. If Tenant defaults in the payment of rent or of any of the covenants and agreements of this Lease with such defaults continuing for a period of ten (10) days after written notice thereof or if the Tenant abandons the leased premises, Landlord may at its election terminate the Lease and/or terminate Tenant's right to possession of the leased premises. Landlord may institute an action for possession of the leased premises. Action by the Landlord pursuant to this paragraph shall not relieve the Tenant from any damages recoverable by law because of Tenant's default including, but not limited to, Tenant's obligation to pay rental as provided in this Lease.
           C. Landlord's Right to Enter Premises. Landlord shall have the right to enter Tenant's premises at reasonable times and to show the premises during the last six (6) months of the lease term.
           D. Surrender of Possession. Tenant agrees that upon termination of this Lease in any manner or for any cause, to surrender possession to the Landlord in as good a condition as when Tenant took possession, ordinary wear and tear excepted. In the event Tenant holds over after termination, the tenancy created shall be a month-to-month tenancy.
           E. Notices. Notices may be reserved personally or by certified or registered mail addressed to the Landlord at his principal place of business or to the Tenant at 5301 East State Street, Rockford, Illinois.
           F. Attorney's Fees and Costs. In the event of default by Tenant of any of the provisions of this Lease, Tenant shall be responsible for reasonable attorney's fees, expenses, and costs incurred by the Landlord as a result of such default.

      19. MISCELLANOUS: Tenant's first month rental obligation of $382.50 shall be due and payable upon the execution of this Lease.

      20. COMPLETE AGREEMENT: The parties agree that this Lease constitutes the entire agreement between the Landlord and Tenant and upon execution hereof shall be binding upon the successors and assigns of the parties hereto.

      21.  ADDITIONAL PROVISIONS:             .

      IN WITNESS WHEREOF, the Landlord and Tenant have respectively executed this Lease on the day and year first above written.


 LANDLORD:                               TENANT:

 ABIDON, INC.                            ILLINOIS INTRODUCTION'S INC. DBA
                                         THE RIGHT ONE

 By:  Stanley Miller                     By:
      Secretary,



                                         ------------------------------------
                                                               , individually

 PREPARED BY:
 Attorney Nancy Hyzer
 HYZER, HYZER & ZIMMERMAN
 855 North Madison Street
 Rockford, IL 61107
 (815) 965-3600

 ****************************************************************************

                                                                     EX-10.46

                                  L E A S E

      THIS LEASE made this 27th day of June, 2000, by and between:

      ABIDON, INC.,
      hereinafter referred to as -----------------------------------LANDLORD,

           -and-

      ILLINOIS INTRODUCTION'S INC. DBA THE RIGHT ONE, hereinafter referred to as -------------------------------------TENANT.

                             W I T N E S S E T H:

      1. LEASED PREMISES: Landlord, in consideration of the rents provided herein and the covenants and agreements contained herein, leases to Tenant and Tenant leases from Landlord, the following described premises (hereinafter referred to as "leased premises"):

      Commonly known as 5301 East State Street, Rockford, Illinois

      Approximately 755 square feet of space, being approximately 27 feet in width and 28 feet in depth, in the New Towne Plaza II, a Shopping Center, located in Rockford, Illinois, which premises are known as Store Space No.
 126. The boundaries and location of the leased premises are outlined on the site plan of the first floor of the shopping center which is marked Exhibit "A" and attached hereto and incorporated herein by reference.

      2. USE OF ADDITIONAL AREAS: The use and occupation by the Tenant of the leased premises shall include the use in common with others entitled thereto of the common areas, parking areas, driveway and sidewalks as shown on Exhibit "B" which is attached hereto and incorporated herein by reference, and other facilities as may be designated from time to time by the Landlord, subject, however, to the terms and conditions of this Lease and to reasonable rules and regulations for the use thereof as prescribed from time to time by the Landlord.

      3. TERM OF LEASE: The term of this Lease shall commence August 1, 2000, and shall continue for a period of Three (3) years and shall terminate on July 31, 2003.

      4. OPTION TO EXTEND: Tenant is granted the option to renew this lease for an additional Three (3) year term upon the giving of six month's written notice to Landlord prior to the expiration of the original lease term. The base rental for the option period shall be increased by One ($1.00) Dollar per square foot of the leased premises. In addition, during the option period Tenant shall pay as additional rental Tenant's pro rata share for taxes, utilities and operating expenses in accordance with Paragraph 6 of this Lease.

      5. RENT: During the term of this Lease, Tenant shall pay rent in the amount of Seven Hundred Seventy Five & No/100 ($775.00) Dollars per month without any deductions or set-off unless otherwise provided herein in advance of the first day of each month commencing August 1, 2000 and monthly thereafter during the term of this Lease with such rent payable at the office of the Landlord.

      If the Tenant takes possession of the leased premises after the first day of the month, Tenant shall pay a fractional share of the month's rent, prorated on a per diem basis.

      6. TAXES AND ASSESSMENTS: Landlord shall pay all real estate taxes and assessments which may be levied upon such premises during the term of this Lease.

      7. UTILITIES AND SERVICES: Landlord shall pay utilities including heat, air conditioning, electricity, gas, water, garbage, sewer and waste removal in connection with the use and occupancy of the premises.

      8. LATE CHARGES: If Tenant fails to pay rent due within 10 days of due date, there shall be a late charge penalty of 5% of the monthly rental assessed against Tenant and such unpaid amount shall bear interest from the due date thereof to the date of payment at the rate of Eighteen (18%) percent per annum.

      9. CONDITION OF THE PREMISES: Landlord and Tenant agree that the leased premises shall be in tenantable condition at the commencement of the term of this Lease. Carpeted floors, drywall perimeter walls, (painted) suspended ceiling, one lay in trofter for each 100 feet, one receptacle each 20 feet, sprinkler system, separate meters for heating, air conditioning and electric, one-switch per room, receptacles without switches, no lights in closets. Floor plan as per Exhibit "C".

      10. USE OF THE PREMISES: Tenant shall use the premises during the term hereof for the following purposes only: General Office. Tenant shall be entitled to peaceable and quiet enjoyment of the leased premises upon payment of rent and compliance with the covenants and agreements contained herein and upon complying with all city laws and ordinances applicable to the leased premises.

      11. PARKING: Landlord will provide for use by the Tenant, its employees, customers and visitors space for parking automobiles in the parking facilities provided by Landlord. Landlord agrees to maintain such parking facilities and provide snow removal. Landlord reserves the right to designate and locate parking spaces for Tenant and to establish reasonable rules and regulations with respect to parking.

      12. ALTERATIONS AND REDECORATING: Tenant shall not make any alterations, additions or improvements to the interior or exterior of the leased premises, or redecorate the interior of the leased premises, without Landlord's prior written consent.

      Unless the Landlord consents to their removal, all non-trade fixtures and improvements become Landlord's property, provided, however, Landlord shall have the right to request their removal upon the termination of this Lease, in which case Tenant shall be responsible for the cost of such removal. In the event Landlord consents or requests removal, Tenant shall be responsible for repair of any damage to the premises resulting from such removal.

      13. SIGNS: Tenant shall not erect, place or maintain any sign, awning or advertising matter on the exterior of the building without prior written consent of Landlord. Tenant shall be responsible for the maintenance and repair of such sign, awning or advertising matter. Building signs shall be in the form of letters illuminated from inside fabricated from .060 aluminum with 3/16 acrylic faces. Interior illumination shall be by neon lighting. Letters shall be mounted on aluminum raceway and installed on building fascia with non-corrosive fasteners. Overall length of signs shall not exceed 70% of the storefront footage. Height of letters shall not exceed 24 inches. Landlord consent: Landlord to place name on building directory.

      14. MAINTENANCE AND REPAIRS: Tenant shall be responsible for all maintenance and repairs to the leased premises.

      15. INSURANCE: Tenant shall carry public liability insurance with minimum limits of $500,000 for personal injury and $100,000 for property damage and such policy shall designate the Landlord as an additional insured. Tenant shall insure its leasehold fixtures, inventory, merchandise and personal property for an amount equal to the replacement cost.

      16.  UNTENANTABILITY BY FIRE OR OTHER CASUALTY:
           A. If the leased premises, a part thereof, or a part of the building are destroyed or damaged by fire or other casualty, and Landlord elects not to repair such damage, Landlord may terminate this Lease by notice to Tenant within thirty (30) days after the date of such fire or other casualty, and all rents as provided in this Lease shall be prorated to the date of such fire or other casualty.
           B. In the event the leased premises, a part thereof, or a part of the building are destroyed or damaged by fire or other casualty and the Landlord elects to rebuild or restore the damaged premises, this Lease shall not terminate and Landlord shall repair the premises at Landlord's expense and all rents or a just portion thereof considering the nature and extent of the damages sustained to the leased premises, shall abate until the leased premises have been repaired or restored by the Landlord.

      17.  ASSIGNMENT OF LEASE:
           A. By Tenant. Tenant shall not assign this Lease or sublet the leased premises or permit any transfer thereof by operation of law without the prior written consent of Landlord, such consent not to be reasonably withheld.
           B. By Landlord. Landlord may assign Landlord's interest in this Lease in connection with a sale or transfer of title to the real estate or for the purpose of mortgaging the premises. Tenant agrees that this Lease shall be subordinate to any mortgage placed upon the premises by Landlord provided that such subordination shall not affect Tenant's rights to possession of the premises under the terms of this Lease.

      18.  RIGHTS AND REMEDIES:
           A. Cumulative. All rights and remedies shall be cumulative and shall not exclude any right allowed by law.
           B. Defaults. If Tenant defaults in the payment of rent or of any of the covenants and agreements of this Lease with such defaults continuing for a period of ten (10) days after written notice thereof or if the Tenant abandons the leased premises, Landlord may at its election terminate the Lease and/or terminate Tenant's right to possession of the leased premises. Landlord may institute an action for possession of the leased premises. Action by the Landlord pursuant to this paragraph shall not relieve the Tenant from any damages recoverable by law because of Tenant's default including, but not limited to, Tenant's obligation to pay rental as provided in this Lease.
           C. Landlord's Right to Enter Premises. Landlord shall have the right to enter Tenant's premises at reasonable times and to show the premises during the last six (6) months of the lease term.
           D. Surrender of Possession. Tenant agrees that upon termination of this Lease in any manner or for any cause, to surrender possession to the Landlord in as good a condition as when Tenant took possession, ordinary wear and tear excepted. In the event Tenant holds over after termination, the tenancy created shall be a month-to-month tenancy.
           E. Notices. Notices may be reserved personally or by certified or registered mail addressed to the Landlord at his principal place of business or to the Tenant at 5301 East State Street, Rockford, Illinois.
           F. Attorney's Fees and Costs. In the event of default by Tenant of any of the provisions of this Lease, Tenant shall be responsible for reasonable attorney's fees, expenses, and costs incurred by the Landlord as a result of such default.
      19. MISCELLANOUS: Tenant's first month rental obligation of $775.00 shall be due and payable upon the execution of this Lease.

      20. COMPLETE AGREEMENT: The parties agree that this Lease constitutes the entire agreement between the Landlord and Tenant and upon execution hereof shall be binding upon the successors and assigns of the parties hereto.

      21.  ADDITIONAL PROVISIONS:                            .

      IN WITNESS WHEREOF, the Landlord and Tenant have respectively executed this Lease on the day and year first above written.

 LANDLORD:                               TENANT:

 ABIDON, INC.                            ILLINOIS INTRODUCTION'S INC. DBA
                                         THE RIGHT ONE

 By:  Stanley Miller                     By:
      Secretary,                              Vice President


                                         ------------------------------------
                                                               , individually


 PREPARED BY:
 Attorney Nancy Hyzer
 HYZER, HYZER & ZIMMERMAN
 855 North Madison Street
 Rockford, IL 61107
 (815) 965-3600

 ****************************************************************************

                                                                     EX-10.47

                                  L E A S E

      THIS LEASE made this 12th day of December, 2000, by and between:

      ABIDON, INC.,
      hereinafter referred to as -----------------------------------LANDLORD,

           -and-

      JAMES ARCHER,
      hereinafter referred to as -------------------------------------TENANT.

                             W I T N E S S E T H:

      1. LEASED PREMISES: Landlord, in consideration of the rents provided herein and the covenants and agreements contained herein, leases to Tenant and Tenant leases from Landlord, the following described premises (hereinafter referred to as "leased premises"):

      Commonly known as 5301 East State Street, Rockford, Illinois

      Approximately 504 square feet of space, being approximately 18.8 feet in width and 28 feet in depth, in the New Towne Plaza II, a Shopping Center, located in Rockford, Illinois, which premises are known as Store Space No. 108A. The boundaries and location of the leased premises are outlined on the site plan of the first floor of the shopping center which is marked Exhibit "A" and attached hereto and incorporated herein by reference.

      2. USE OF ADDITIONAL AREAS: The use and occupation by the Tenant of the leased premises shall include the use in common with others entitled thereto of the common areas, parking areas, driveway and sidewalks as shown on Exhibit "B" which is attached hereto and incorporated herein by reference, and other facilities as may be designated from time to time by the Landlord, subject, however, to the terms and conditions of this Lease and to reasonable rules and regulations for the use thereof as prescribed from time to time by the Landlord.

      3. TERM OF LEASE: The term of this Lease shall commence January 1, 2001, and shall continue for a period of Two (2) years and shall terminate on December 31, 2002.

      4. OPTION TO EXTEND: Tenant is granted the option to renew this lease for an additional Two (2) year term upon the giving of six month's written notice to Landlord prior to the expiration of the original lease term. The base rental for the option period shall be increased by One ($1.00) Dollar per square foot of the leased premises. In addition, during the option period Tenant shall pay as additional rental Tenant's pro rata share for taxes, utilities and operating expenses in accordance with Paragraph 6 of this Lease.

      5. RENT: During the term of this Lease, Tenant shall pay rent in the amount of Three Hundred Forty One & 04/100 ($341.04) Dollars per month without any deductions or set-off unless otherwise provided herein in advance of the first day of each month commencing January 1, 2001, and monthly thereafter during the term of this Lease with such rent payable at the office of the Landlord.

      If the Tenant takes possession of the leased premises after the first day of the month, Tenant shall pay a fractional share of the month's rent, prorated on a per diem basis.

      6. ADDITIONAL RENTS: In addition to the base rent, Tenant shall pay to Landlord during the term of this Lease additional rents for such costs and services as set forth below which rents may be adjusted at least annually. For purpose of the additional rents, the Tenant's pro rata share shall be .06711 percent (.06711%). Tenant's share has been calculated by computing the percentage of Tenant's leased square footage to the total leasable square footage in the building. In addition, such percentage has been adjusted in accordance with the location of Tenant's space in the building. First floor tenants pay twice as much per square foot of leased space as Tenants on the second and third floors and lower levels.
 Initially, Tenants whose leased space is located on the first floor shall pay Three ($3.00) Dollars per leased square foot for the first year and those Tenants located on the second floor, third floor and the lower level shall pay One Dollar and 50/100ths ($1.50) per leased square foot for the first year. The maximum amount to be paid by Tenant in any one year during the term of this Lease is Four Dollars and 50/100ths ($4.50) per leased square foot for the space located on the first floor and Two Dollars and 25/100ths ($2.25) per leased square foot for the space located on the second and third floors. Such additional rent shall be applied to the following property costs and services.

           A. TAXES: Tenant agrees to pay to Landlord its pro rata share of the general real property taxes and assessments which have been levied or assessed upon such premises for each calendar year or fraction thereof.

           B. UTILITY COSTS: Tenant shall be solely responsible for all charges for public utilities, whether furnished by Landlord or otherwise, and including, but not limited to, gas, electricity, sewer, water and heat.

           In addition, Tenant agrees to pay to Landlord its pro rata share of all charges for public utilities including, but not limited to, sewer, water, gas, electricity, and any other utilities used upon or furnished to the parking lot or common areas or any non Tenant areas of center.

           C. MAINTENANCE, SECURITY AND OPERATION: Tenant agrees to pay to Landlord its pro rata share of all common area maintenance and security expense, parking lot maintenance expense, and all maintenance and security expense of common area of center, including, but not limited to, gardening and landscaping, the cost of public liability and property damage insurance, repairs, replacements, line painting, lighting, sanitary control, removal of snow, trash, rubbish, and garbage, and ten (10%) percent of all the costs included as operating costs to cover the Landlord's administrative and overhead costs. Operating costs shall also include the cost of repairing, maintaining, cleaning and painting the exteriors of the building and the interior common area facilities.

      7. LATE CHARGES: If Tenant fails to pay rent due within 10 days of due date, there shall be a late charge penalty of 5% of the monthly rental assessed against Tenant and such unpaid amount shall bear interest from the due date thereof to the date of payment at the rate of Eighteen (18%) percent per annum.

      8. NET LEASE: Landlord shall not be required to or expected to incur or sustain any expense in and about the leased premises throughout the term of this Lease.

      9. CONDITION OF THE PREMISES: Landlord and Tenant agree that the leased premises shall be in tenantable condition at the commencement of the term of this Lease. Carpeted floors, drywall perimeter walls, (painted) suspended ceiling, one lay in trofter for each 100 feet, one receptacle each 20 feet, sprinkler system, separate meters for heating, air conditioning and electric, one-switch per room, receptacles without switches, no lights in closets. Floor plan as per Exhibit "C".

      10. USE OF THE PREMISES: Tenant shall use the premises during the term hereof for the following purposes only: General Office. Tenant shall be entitled to peaceable and quiet enjoyment of the leased premises upon payment of rent and compliance with the covenants and agreements contained herein and upon complying with all city laws and ordinances applicable to the leased premises.

      11. PARKING: Landlord will provide for use by the Tenant, its employees, customers and visitors space for parking automobiles in the parking facilities provided by Landlord. Landlord agrees to maintain such parking facilities and provide snow removal. Landlord reserves the right to designate and locate parking spaces for Tenant and to establish reasonable rules and regulations with respect to parking.

      12. ALTERATIONS AND REDECORATING: Tenant shall not make any alterations, additions or improvements to the interior or exterior of the leased premises, or redecorate the interior of the leased premises, without Landlord's prior written consent.

      Unless the Landlord consents to their removal, all non-trade fixtures and improvements become Landlord's property, provided, however, Landlord shall have the right to request their removal upon the termination of this Lease, in which case Tenant shall be responsible for the cost of such removal. In the event Landlord consents or requests removal, Tenant shall be responsible for repair of any damage to the premises resulting from such removal.

      13. SIGNS: Tenant shall not erect, place or maintain any sign, awning or advertising matter on the exterior of the building without prior written consent of Landlord. Tenant shall be responsible for the maintenance and repair of such sign, awning or advertising matter. Building signs shall be in the form of letters illuminated from inside fabricated from .060 aluminum with 3/16 acrylic faces. Interior illumination shall be by neon lighting. Letters shall be mounted on aluminum raceway and installed on building fascia with non-corrosive fasteners. Overall length of signs shall not exceed 70% of the storefront footage. Height of letters shall not exceed 24 inches. Landlord consent: Landlord to place Tenant's name on Building Directory.

      14. MAINTENANCE AND REPAIRS: Tenant shall be responsible for all maintenance and repairs to the leased premises except for maintenance and repairs to major electrical and HVAC systems.

      15. INSURANCE: Tenant shall carry public liability insurance with minimum limits of $500,000 for personal injury and $100,000 for property damage and such policy shall designate the Landlord as an additional insured. Tenant shall insure its leasehold fixtures, inventory, merchandise and personal property for an amount equal to the replacement cost.

      Landlord shall obtain and Tenant shall pay its pro rata share of the premium for fire and extended coverage insurance, liability insurance, and plate glass insurance.

      16.  UNTENANTABILITY BY FIRE OR OTHER CASUALTY:
           A. If the leased premises, a part thereof, or a part of the building are destroyed or damaged by fire or other casualty, and Landlord elects not to repair such damage, Landlord may terminate this Lease by notice to Tenant within thirty (30) days after the date of such fire or other casualty, and all rents as provided in this Lease shall be prorated to the date of such fire or other casualty.
           B. In the event the leased premises, a part thereof, or a part of the building are destroyed or damaged by fire or other casualty and the Landlord elects to rebuild or restore the damaged premises, this Lease shall not terminate and Landlord shall repair the premises at Landlord's expense and all rents or a just portion thereof considering the nature and extent of the damages sustained to the leased premises, shall abate until the leased premises have been repaired or restored by the Landlord.

      17.  ASSIGNMENT OF LEASE:
           A. By Tenant. Tenant shall not assign this Lease or sublet the leased premises or permit any transfer thereof by operation of law without the prior written consent of Landlord, such consent not to be reasonably withheld.
           B. By Landlord. Landlord may assign Landlord's interest in this Lease in connection with a sale or transfer of title to the real estate or for the purpose of mortgaging the premises. Tenant agrees that this Lease shall be subordinate to any mortgage placed upon the premises by Landlord provided that such subordination shall not affect Tenant's rights to possession of the premises under the terms of this Lease.

      18.  RIGHTS AND REMEDIES:
           A. Cumulative. All rights and remedies shall be cumulative and shall not exclude any right allowed by law.
           B. Defaults. If Tenant defaults in the payment of rent or of any of the covenants and agreements of this Lease with such defaults continuing for a period of ten (10) days after written notice thereof or if the Tenant abandons the leased premises, Landlord may at its election terminate the Lease and/or terminate Tenant's right to possession of the leased premises. Landlord may institute an action for possession of the leased premises. Action by the Landlord pursuant to this paragraph shall not relieve the Tenant from any damages recoverable by law because of Tenant's default including, but not limited to, Tenant's obligation to pay rental as provided in this Lease.
           C. Landlord's Right to Enter Premises. Landlord shall have the right to enter Tenant's premises at reasonable times and to show the premises during the last six (6) months of the lease term.
           D. Surrender of Possession. Tenant agrees that upon termination of this Lease in any manner or for any cause, to surrender possession to the Landlord in as good a condition as when Tenant took possession, ordinary wear and tear excepted. In the event Tenant holds over after termination, the tenancy created shall be a month-to-month tenancy.
           E. Notices. Notices may be reserved personally or by certified or registered mail addressed to the Landlord at his principal place of business or to the Tenant at 5301 East State Street, Rockford, Illinois.
           F. Attorney's Fees and Costs. In the event of default by Tenant of any of the provisions of this Lease, Tenant shall be responsible for reasonable attorney's fees, expenses, and costs incurred by the Landlord as a result of such default.

      19. MISCELLANOUS: Tenant's first month rental obligation as set forth below shall be due and payable upon the execution of this Lease.

           Base Rent           $341.04
           Additional Rent     $167.94
           Total Monthly Rent  $508.98

      20. COMPLETE AGREEMENT: The parties agree that this Lease constitutes the entire agreement between the Landlord and Tenant and upon execution hereof shall be binding upon the successors and assigns of the parties hereto.

      21.  ADDITIONAL PROVISIONS:                            .

      IN WITNESS WHEREOF, the Landlord and Tenant have respectively executed this Lease on the day and year first above written.


 LANDLORD:                               TENANT:

 ABIDON, INC.                            JAMES ARCHER

 By:  Stanley Miller                     By:       James Archer

      Secretary,




                                         ------------------------------------
                                                               , individually



 PREPARED BY:
 Attorney Nancy Hyzer
 HYZER, HYZER & ZIMMERMAN
 855 North Madison Street
 Rockford, IL 61107
 (815) 965-3600

 ****************************************************************************

                                                                     EX-10.48

                                  L E A S E

      THIS LEASE made this 15th day of December, 2000, by and between:

      ABIDON, INC.,
      hereinafter referred to as -----------------------------------LANDLORD,

           -and-

      JENNY CRAIG OPERATIONS, INC.
      A CALIFORNIA CORPORATION
      hereinafter referred to as -------------------------------------TENANT.

                             W I T N E S S E T H:

      1. LEASED PREMISES: Landlord, in consideration of the rents provided herein and the covenants and agreements contained herein, leases to Tenant and Tenant leases from Landlord, the following described premises (hereinafter referred to as "leased premises"):

      Commonly known as 5301 East State Street, Rockford, Illinois

      Approximately 2386 square feet of space, being approximately 25 plus 6'x21'6" feet in width and 91 feet in depth, in the New Towne Plaza II, a Shopping Center, located in Rockford, Illinois, which premises are known as Store Space No. 108 & Part 109. The boundaries and location of the leased premises are outlined on the site plan of the first floor of the shopping center which is marked Exhibit "A" and attached hereto and incorporated herein by reference.

      2. USE OF ADDITIONAL AREAS: The use and occupation by the Tenant of the leased premises shall include the use in common with others entitled thereto of the common areas, parking areas, driveway and sidewalks as shown on Exhibit "B" which is attached hereto and incorporated herein by reference, and other facilities as may be designated from time to time by the Landlord, subject, however, to the terms and conditions of this Lease and to reasonable rules and regulations for the use thereof as prescribed from time to time by the Landlord.

      3. TERM OF LEASE: The term of this Lease shall commence January 1, 2001, and shall continue for a period of two (2) years and shall terminate on December 31, 2002.

      4. OPTION TO EXTEND: Tenant is granted the option to renew this lease for an additional Two (2) year term upon the giving of six month's written notice to Landlord prior to the expiration of the original lease term. The base rental for the option period shall be increased by One ($1.00) Dollar per square foot of the leased premises. In addition, during the option period Tenant shall pay as additional rental Tenant's pro rata share for taxes, utilities and operating expenses in accordance with Paragraph 6 of this Lease.

      5. RENT: During the term of this Lease, Tenant shall pay rent in the amount of One Thousand Seven Hundred Eighty Nine & 50/100 ($1789.50) Dollars per month without any deductions or set-off unless otherwise provided herein in advance of the first day of each month commencing January 1, 2001 and monthly thereafter during the term of this Lease with such rent payable at the office of the Landlord.

      If the Tenant takes possession of the leased premises after the first day of the month, Tenant shall pay a fractional share of the month's rent, prorated on a per diem basis.

      6. ADDITIONAL RENTS: In addition to the base rent, Tenant shall pay to Landlord during the term of this Lease additional rents for such costs and services as set forth below which rents may be adjusted at least annually. For purpose of the additional rents, the Tenant's pro rata share shall be .0272 percent (.0272%). Tenant's share has been calculated by computing the percentage of Tenant's leased square footage to the total leasable square footage in the building. In addition, such percentage has been adjusted in accordance with the location of Tenant's space in the building. Such additional rent shall be applied to the following property costs and services.

           A. TAXES: Tenant agrees to pay to Landlord its pro rata share of the general real property taxes and assessments which have been levied or assessed upon such premises for each calendar year or fraction thereof.

           B. UTILITY COSTS: Tenant shall be solely responsible for all charges for public utilities, whether furnished by Landlord or otherwise, and including, but not limited to, gas, electricity, sewer, water and heat.

           In addition, Tenant agrees to pay to Landlord its pro rata share of all charges for public utilities including, but not limited to, sewer, water, gas, electricity, and any other utilities used upon or furnished to the parking lot or common areas or any non Tenant areas of center.

           C. MAINTENANCE, SECURITY AND OPERATION: Tenant agrees to pay to Landlord its pro rata share of all common area maintenance and security expense, parking lot maintenance expense, and all maintenance and security expense of common area of center, including, but not limited to, gardening and landscaping, the cost of public liability and property damage insurance, repairs, replacements, line painting, lighting, sanitary control, removal of snow, trash, rubbish, and garbage, and ten (10%) percent of all the costs included as operating costs to cover the Landlord's administrative and overhead costs. Operating costs shall also include the cost of repairing, maintaining, cleaning and painting the exteriors of the building and the interior common area facilities.

      7. LATE CHARGES: If Tenant fails to pay rent due within 10 days of due date, there shall be a late charge penalty of 5% of the monthly rental assessed against Tenant and such unpaid amount shall bear interest from the due date thereof to the date of payment at the rate of Eighteen (18%) percent per annum.

      8. NET LEASE: Landlord shall not be required to or expected to incur or sustain any expense in and about the leased premises throughout the term of this Lease.

      9. CONDITION OF THE PREMISES: Landlord and Tenant agree that the leased premises shall be in tenantable condition at the commencement of the term of this Lease. Carpeted floors, drywall perimeter walls, (painted) suspended ceiling, one lay in trofter for each 100 feet, one receptacle each 20 feet, sprinkler system, separate meters for heating, air conditioning and electric, one-switch per room, receptacles without switches, no lights in closets. Floor plan as per Exhibit "C".

      10. USE OF THE PREMISES: Tenant shall use the premises during the term hereof for the following purposes only: Jenny Craig Weight Loss Centre, including the operation of a weight loss center and the sale of related products. Tenant shall be entitled to peaceable and quiet enjoyment of the leased premises upon payment of rent and compliance with the covenants and agreements contained herein and upon complying with all city laws and ordinances applicable to the leased premises.

      11. PARKING: Landlord will provide for use by the Tenant, its employees, customers and visitors space for parking automobiles in the parking facilities provided by Landlord. Landlord agrees to maintain such parking facilities and provide snow removal. Landlord reserves the right to designate and locate parking spaces for Tenant and to establish reasonable rules and regulations with respect to parking.

      12. ALTERATIONS AND REDECORATING: Tenant shall not make any alterations, additions or improvements to the interior or exterior of the leased premises, or redecorate the interior of the leased premises, without Landlord's prior written consent.

      Unless the Landlord consents to their removal, all non-trade fixtures and improvements become Landlord's property, provided, however, Landlord shall have the right to request their removal upon the termination of this Lease, in which case Tenant shall be responsible for the cost of such removal. In the event Landlord consents or requests removal, Tenant shall be responsible for repair of any damage to the premises resulting from such removal.

      13. SIGNS: Tenant shall not erect, place or maintain any sign, awning or advertising matter on the exterior of the building without prior written consent of Landlord. Tenant shall be responsible for the maintenance and repair of such sign, awning or advertising matter. Building signs shall be in the form of letters illuminated from inside fabricated from .060 aluminum with 3/16 acrylic faces. Interior illumination shall be by neon lighting. Letters shall be mounted on aluminum raceway and installed on building fascia with non-corrosive fasteners. Overall length of signs shall not exceed 70% of the storefront footage. Height of letters shall not exceed 24 inches. Landlord consent: Present signs to remain the same. Landlord to place Tenant's name on building directory.

      14. MAINTENANCE AND REPAIRS: Tenant shall be responsible for all maintenance and repairs to the leased premises except for maintenance and repairs to major electrical and HVAC systems.

      15. INSURANCE: Tenant shall carry public liability insurance with minimum limits of $500,000 for personal injury and $100,000 for property damage and such policy shall designate the Landlord as an additional insured. Tenant shall insure its leasehold fixtures, inventory, merchandise and personal property for an amount equal to the replacement cost.

      Landlord shall obtain and Tenant shall pay its pro rata share of the premium for fire and extended coverage insurance, liability insurance, and plate glass insurance.

      16.  UNTENANTABILITY BY FIRE OR OTHER CASUALTY:
           A. If the leased premises, a part thereof, or a part of the building are destroyed or damaged by fire or other casualty, and Landlord elects not to repair such damage, Landlord may terminate this Lease by notice to Tenant within thirty (30) days after the date of such fire or other casualty, and all rents as provided in this Lease shall be prorated to the date of such fire or other casualty.
           B. In the event the leased premises, a part thereof, or a part of the building are destroyed or damaged by fire or other casualty and the Landlord elects to rebuild or restore the damaged premises, this Lease shall not terminate and Landlord shall repair the premises at Landlord's expense and all rents or a just portion thereof considering the nature and extent of the damages sustained to the leased premises, shall abate until the leased premises have been repaired or restored by the Landlord.

      17.  ASSIGNMENT OF LEASE:
           A. By Tenant. Tenant shall not assign this Lease or sublet the leased premises or permit any transfer thereof by operation of law without the prior written consent of Landlord, such consent not to be reasonably withheld.
           B. By Landlord. Landlord may assign Landlord's interest in this Lease in connection with a sale or transfer of title to the real estate or for the purpose of mortgaging the premises. Tenant agrees that this Lease shall be subordinate to any mortgage placed upon the premises by Landlord provided that such subordination shall not affect Tenant's rights to possession of the premises under the terms of this Lease.

      18.  RIGHTS AND REMEDIES:
           A. Cumulative. All rights and remedies shall be cumulative and shall not exclude any right allowed by law.
           B. Defaults. If Tenant defaults in the payment of rent or of any of the covenants and agreements of this Lease with such defaults continuing for a period of ten (10) days after written notice thereof or if the Tenant abandons the leased premises, Landlord may at its election terminate the Lease and/or terminate Tenant's right to possession of the leased premises. Landlord may institute an action for possession of the leased premises. Action by the Landlord pursuant to this paragraph shall not relieve the Tenant from any damages recoverable by law because of Tenant's default including, but not limited to, Tenant's obligation to pay rental as provided in this Lease.
           C. Landlord's Right to Enter Premises. Landlord shall have the right to enter Tenant's premises at reasonable times and to show the premises during the last six (6) months of the lease term.
           D. Surrender of Possession. Tenant agrees that upon termination of this Lease in any manner or for any cause, to surrender possession to the Landlord in as good a condition as when Tenant took possession, ordinary wear and tear excepted. In the event Tenant holds over after termination, the tenancy created shall be a month-to-month tenancy.
           E. Notices. Notices may be reserved personally or by certified or registered mail addressed to the Landlord at his principal place of business or to the Tenant at 5301 East State Street, Rockford, Illinois.
           F. Attorney's Fees and Costs. In the event of default by Tenant of any of the provisions of this Lease, Tenant shall be responsible for reasonable attorney's fees, expenses, and costs incurred by the Landlord as a result of such default.

      19. MISCELLANOUS: Tenant's first month rental obligation as set forth below shall be due and payable upon the execution of this Lease.

           Base Rent           $ 1789.50
           Additional Rent     $  795.33
           Total Monthly Rent  $ 2584.83

      20. COMPLETE AGREEMENT: The parties agree that this Lease constitutes the entire agreement between the Landlord and Tenant and upon execution hereof shall be binding upon the successors and assigns of the parties hereto.

      21.  ADDITIONAL PROVISIONS:                            .

      IN WITNESS WHEREOF, the Landlord and Tenant have respectively executed this Lease on the day and year first above written.

 LANDLORD:                               TENANT:

 STATE STREET INVESTORS OF ROCKFORD,     JENNY CRAIG OPERATIONS, INC.
 INC.                                    A CALIFORNIA CORPORATION

 By:  Stanley Miller                     By:
      Secretary,




                                         ------------------------------------
                                                               , individually


 PREPARED BY:
 Attorney Nancy Hyzer
 HYZER, HYZER & ZIMMERMAN
 855 North Madison Street
 Rockford, IL 61107
 (815) 965-3600

 ****************************************************************************

                                                                     EX-10.49

                                  L E A S E

      THIS LEASE made this 11th day of April, 2001, by and between:

      ABIDON, INC.,
      hereinafter referred to as -----------------------------------LANDLORD,

           -and-

      JOHN & CANDY BRANNON DBA
      CANDY'S CREATIVE HAIR DESIGN,
      hereinafter referred to as -------------------------------------TENANT.

                             W I T N E S S E T H:

      1. LEASED PREMISES: Landlord, in consideration of the rents provided herein and the covenants and agreements contained herein, leases to Tenant and Tenant leases from Landlord, the following described premises (hereinafter referred to as "leased premises"):

      Commonly known as 5301 East State Street, Rockford, Illinois

      Approximately 1075 square feet of space, being approximately 44 feet in width and 25 feet in depth, in the New Towne Plaza II, a Shopping Center, located in Rockford, Illinois, which premises are known as Store Space No.
 120. The boundaries and location of the leased premises are outlined on the site plan of the first floor of the shopping center which is marked Exhibit "A" and attached hereto and incorporated herein by reference.

      2. USE OF ADDITIONAL AREAS: The use and occupation by the Tenant of the leased premises shall include the use in common with others entitled thereto of the common areas, parking areas, driveway and sidewalks as shown on Exhibit "B" which is attached hereto and incorporated herein by reference, and other facilities as may be designated from time to time by the Landlord, subject, however, to the terms and conditions of this Lease and to reasonable rules and regulations for the use thereof as prescribed from time to time by the Landlord.

      3. TERM OF LEASE: The term of this Lease shall commence April 15, 2001, and shall continue for a period of Five (5) years and shall terminate on April 14, 2006.

      4. OPTION TO EXTEND: Tenant is granted the option to renew this lease for an additional Two (2) year term upon the giving of six month's written notice to Landlord prior to the expiration of the original lease term. The base rental for the option period shall be increased by Two ($2.00) Dollars per square foot of the leased premises. In addition, during the option period Tenant shall pay as additional rental Tenant's pro rata share for taxes, utilities and operating expenses in accordance with Paragraph 6 of this Lease.

      5. RENT: During the term of this Lease, Tenant shall pay rent in the amount of Seven Hundred Sixteen & 67/100 ($716.67) Dollars per month without any deductions or set-off unless otherwise provided herein in advance of the first day of each month commencing April 15, 2001 and monthly thereafter during the term of this Lease with such rent payable at the office of the Landlord.

      If the Tenant takes possession of the leased premises after the first day of the month, Tenant shall pay a fractional share of the month's rent, prorated on a per diem basis.

      6. ADDITIONAL RENTS: In addition to the base rent, Tenant shall pay to Landlord during the term of this Lease additional rents for such costs and services as set forth below which rents may be adjusted at least annually. For purpose of the additional rents, the Tenant's pro rata share shall be .013162 percent (.013162%). Tenant's share has been calculated by computing the percentage of Tenant's leased square footage to the total leasable square footage in the building. In addition, such percentage has been adjusted in accordance with the location of Tenant's space in the building. Initially, Tenants whose leased space is located on the first floor shall pay Four ($4.00) Dollars per leased square foot for the first year. The maximum amount to be paid by Tenant in any one year during the term of this Lease is Five Dollars and 50/100ths ($5.50) per leased square foot for the space located on the first floor. Such additional rent shall be applied to the following property costs and services.

           A. TAXES: Tenant agrees to pay to Landlord its pro rata share of the general real property taxes and assessments which have been levied or assessed upon such premises for each calendar year or fraction thereof.

           B. UTILITY COSTS: Tenant shall be solely responsible for all charges for public utilities, whether furnished by Landlord or otherwise, and including, but not limited to, gas, electricity, sewer, water and heat.

           In addition, Tenant agrees to pay to Landlord its pro rata share of all charges for public utilities including, but not limited to, sewer, water, gas, electricity, and any other utilities used upon or furnished to the parking lot or common areas or any non Tenant areas of center.

           C. MAINTENANCE, SECURITY AND OPERATION: Tenant agrees to pay to Landlord its pro rata share of all common area maintenance and security expense, parking lot maintenance expense, and all maintenance and security expense of common area of center, including, but not limited to, gardening and landscaping, the cost of public liability and property damage insurance, repairs, replacements, line painting, lighting, sanitary control, removal of snow, trash, rubbish, and garbage, and ten (10%) percent of all the costs included as operating costs to cover the Landlord's administrative and overhead costs. Operating costs shall also include the cost of repairing, maintaining, cleaning and painting the exteriors of the building and the interior common area facilities.

      7. LATE CHARGES: If Tenant fails to pay rent due within 10 days of due date, there shall be a late charge penalty of 5% of the monthly rental assessed against Tenant and such unpaid amount shall bear interest from the due date thereof to the date of payment at the rate of Eighteen (18%) percent per annum.

      8. NET LEASE: Landlord shall not be required to or expected to incur or sustain any expense in and about the leased premises throughout the term of this Lease.

      9. CONDITION OF THE PREMISES: Landlord and Tenant agree that the leased premises shall be in tenantable condition at the commencement of the term of this Lease. Carpeted floors, drywall perimeter walls, (painted) suspended ceiling, one lay in trofter for each 100 feet, one receptacle each 20 feet, sprinkler system, separate meters for heating, air conditioning and electric, one-switch per room, receptacles without switches, no lights in closets. Floor plan as per Exhibit "C".

      10. USE OF THE PREMISES: Tenant shall use the premises during the term hereof for the following purposes only: Hair Replacement Salon. Tenant shall be entitled to peaceable and quiet enjoyment of the leased premises upon payment of rent and compliance with the covenants and agreements contained herein and upon complying with all city laws and ordinances applicable to the leased premises.

      11. PARKING: Landlord will provide for use by the Tenant, its employees, customers and visitors space for parking automobiles in the parking facilities provided by Landlord. Landlord agrees to maintain such parking facilities and provide snow removal. Landlord reserves the right to designate and locate parking spaces for Tenant and to establish reasonable rules and regulations with respect to parking.

      12. ALTERATIONS AND REDECORATING: Tenant shall not make any alterations, additions or improvements to the interior or exterior of the leased premises, or redecorate the interior of the leased premises, without Landlord's prior written consent.

      Unless the Landlord consents to their removal, all non-trade fixtures and improvements become Landlord's property, provided, however, Landlord shall have the right to request their removal upon the termination of this Lease, in which case Tenant shall be responsible for the cost of such removal. In the event Landlord consents or requests removal, Tenant shall be responsible for repair of any damage to the premises resulting from such removal.

      13. SIGNS: Tenant shall not erect, place or maintain any sign, awning or advertising matter on the exterior of the building without prior written consent of Landlord. Tenant shall be responsible for the maintenance and repair of such sign, awning or advertising matter. Building signs shall be in the form of letters illuminated from inside fabricated from .060 aluminum with 3/16 acrylic faces. Interior illumination shall be by neon lighting. Letters shall be mounted on aluminum raceway and installed on building fascia with non-corrosive fasteners. Overall length of signs shall not exceed 70% of the storefront footage. Height of letters shall not exceed 24 inches. Landlord consent: Landlord to place Tenant's name on building directory.

      14. MAINTENANCE AND REPAIRS: Tenant shall be responsible for all maintenance and repairs to the leased premises except for maintenance and repairs to major electrical and HVAC systems.

      15. INSURANCE: Tenant shall carry public liability insurance with minimum limits of $500,000 for personal injury and $100,000 for property damage and such policy shall designate the Landlord as an additional insured. Tenant shall insure its leasehold fixtures, inventory, merchandise and personal property for an amount equal to the replacement cost.

      Landlord shall obtain and Tenant shall pay its pro rata share of the premium for fire and extended coverage insurance, liability insurance, and plate glass insurance.

      16.  UNTENANTABILITY BY FIRE OR OTHER CASUALTY:
           A. If the leased premises, a part thereof, or a part of the building are destroyed or damaged by fire or other casualty, and Landlord elects not to repair such damage, Landlord may terminate this Lease by notice to Tenant within thirty (30) days after the date of such fire or other casualty, and all rents as provided in this Lease shall be prorated to the date of such fire or other casualty.
           B. In the event the leased premises, a part thereof, or a part of the building are destroyed or damaged by fire or other casualty and the Landlord elects to rebuild or restore the damaged premises, this Lease shall not terminate and Landlord shall repair the premises at Landlord's expense and all rents or a just portion thereof considering the nature and extent of the damages sustained to the leased premises, shall abate until the leased premises have been repaired or restored by the Landlord.

      17.  ASSIGNMENT OF LEASE:
           A. By Tenant. Tenant shall not assign this Lease or sublet the leased premises or permit any transfer thereof by operation of law without the prior written consent of Landlord, such consent not to be reasonably withheld.
           B. By Landlord. Landlord may assign Landlord's interest in this Lease in connection with a sale or transfer of title to the real estate or for the purpose of mortgaging the premises. Tenant agrees that this Lease shall be subordinate to any mortgage placed upon the premises by Landlord provided that such subordination shall not affect Tenant's rights to possession of the premises under the terms of this Lease.

      18.  RIGHTS AND REMEDIES:
           A. Cumulative. All rights and remedies shall be cumulative and shall not exclude any right allowed by law.
           B. Defaults. If Tenant defaults in the payment of rent or of any of the covenants and agreements of this Lease with such defaults continuing for a period of ten (10) days after written notice thereof or if the Tenant abandons the leased premises, Landlord may at its election terminate the Lease and/or terminate Tenant's right to possession of the leased premises. Landlord may institute an action for possession of the leased premises. Action by the Landlord pursuant to this paragraph shall not relieve the Tenant from any damages recoverable by law because of Tenant's default including, but not limited to, Tenant's obligation to pay rental as provided in this Lease.
           C. Landlord's Right to Enter Premises. Landlord shall have the right to enter Tenant's premises at reasonable times and to show the premises during the last six (6) months of the lease term.
           D. Surrender of Possession. Tenant agrees that upon termination of this Lease in any manner or for any cause, to surrender possession to the Landlord in as good a condition as when Tenant took possession, ordinary wear and tear excepted. In the event Tenant holds over after termination, the tenancy created shall be a month-to-month tenancy.
           E. Notices. Notices may be reserved personally or by certified or registered mail addressed to the Landlord at his principal place of business or to the Tenant at 5301 East State Street, Rockford, Illinois.
           F. Attorney's Fees and Costs. In the event of default by Tenant of any of the provisions of this Lease, Tenant shall be responsible for reasonable attorney's fees, expenses, and costs incurred by the Landlord as a result of such default.

      19. MISCELLANOUS: Tenant's first month rental obligation as set forth below shall be due and payable upon the execution of this Lease.

           Base Rent           $  716.67
           Additional Rent     $  358.33
           Total Monthly Rent  $ 1075.00

      20. COMPLETE AGREEMENT: The parties agree that this Lease constitutes the entire agreement between the Landlord and Tenant and upon execution hereof shall be binding upon the successors and assigns of the parties hereto.

      21.  ADDITIONAL PROVISIONS:                            .

      IN WITNESS WHEREOF, the Landlord and Tenant have respectively executed this Lease on the day and year first above written.

 LANDLORD:                               TENANT:

 ABIDON, INC.                            JOHN & CANDY BRANNON DBA
                                         CANDY'S CREATIVE HAIR DESIGN

 By:  Stanley Miller                     By:  Candice L. Brannon

      Secretary,                              John Brannon




                                         ------------------------------------
                                                               , individually


 PREPARED BY:
 Attorney Nancy Hyzer
 HYZER, HYZER & ZIMMERMAN
 855 North Madison Street
 Rockford, IL 61107
 (815) 965-3600

 ****************************************************************************

                                                                     EX-10.50

                                  L E A S E

      THIS LEASE made this 8th day of February, 2001, by and between:

      ABIDON, INC.,
      hereinafter referred to as -----------------------------------LANDLORD,

           -and-

      JOHN JOHNSON DBA
      ALLIED MORTGAGE CAPITAL, INC.,
      hereinafter referred to as -------------------------------------TENANT.

                             W I T N E S S E T H:

      1. LEASED PREMISES: Landlord, in consideration of the rents provided herein and the covenants and agreements contained herein, leases to Tenant and Tenant leases from Landlord, the following described premises (hereinafter referred to as "leased premises"):

      Commonly known as 5301 East State Street, Rockford, Illinois

      Approximately 1505 square feet of space, being approximately 25' x 45' plus 10' x 11' feet in width and 19'-9" x 14' in the New Towne Plaza II, a Shopping Center, located in Rockford, Illinois, which premises are known as Store Space No. 315, 315A. The boundaries and location of the leased premises are outlined on the site plan of the third floor of the shopping center which is marked Exhibit "A" and attached hereto and incorporated herein by reference.

      2. USE OF ADDITIONAL AREAS: The use and occupation by the Tenant of the leased premises shall include the use in common with others entitled thereto of the common areas, parking areas, driveway and sidewalks as shown on Exhibit "B" which is attached hereto and incorporated herein by reference, and other facilities as may be designated from time to time by the Landlord, subject, however, to the terms and conditions of this Lease and to reasonable rules and regulations for the use thereof as prescribed from time to time by the Landlord.

      3. TERM OF LEASE: The term of this Lease shall commence April 1, 2001, and shall continue for a period of three (3) years and shall terminate on March 31, 2004.

      4. OPTION TO EXTEND: Tenant is granted the option to renew this lease for an additional Three (3) year term upon the giving of six month's written notice to Landlord prior to the expiration of the original lease term. The base rental for the option period shall be increased by One ($1.00) Dollar per square foot of the leased premises. In addition, during the option period Tenant shall pay as additional rental Tenant's pro rata share for taxes, utilities and operating expenses in accordance with Paragraph 6 of this Lease.

      5. RENT: During the term of this Lease, Tenant shall pay rent in the amount of One Thousand Five Hundred Five & no/100 ($1505.00*) Dollars per month without any deductions or set-off unless otherwise provided herein in advance of the first day of each month commencing June 1, 2001 and monthly thereafter during the term of this Lease with such rent payable at the office of the Landlord. * $1366.25 per month for April & May 2001.

      If the Tenant takes possession of the leased premises after the first day of the month, Tenant shall pay a fractional share of the month's rent, prorated on a per diem basis.

      6. TAXES AND ASSESSMENTS: Landlord shall pay all real estate taxes and assessments which may be levied upon such premises during the term of this Lease.

      7. UTILITIES AND SERVICES: Landlord shall pay utilities including heat, air conditioning, electricity, gas, water, garbage, sewer and waste removal in connection with the use and occupancy of the premises.

      8. LATE CHARGES: If Tenant fails to pay rent due within 10 days of due date, there shall be a late charge penalty of 5% of the monthly rental assessed against Tenant and such unpaid amount shall bear interest from the due date thereof to the date of payment at the rate of Eighteen (18%) percent per annum.

      9. CONDITION OF THE PREMISES: Landlord and Tenant agree that the leased premises shall be in tenantable condition at the commencement of the term of this Lease. Carpeted floors, drywall perimeter walls, (painted) suspended ceiling, one lay in trofter for each 100 feet, one receptacle each 20 feet, sprinkler system, separate meters for heating, air conditioning and electric, one-switch per room, receptacles without switches, no lights in closets. Floor plan as per Exhibit "C".

      10. USE OF THE PREMISES: Tenant shall use the premises during the term hereof for the following purposes only: General Office. Tenant shall be entitled to peaceable and quiet enjoyment of the leased premises upon payment of rent and compliance with the covenants and agreements contained herein and upon complying with all city laws and ordinances applicable to the leased premises.

      11. PARKING: Landlord will provide for use by the Tenant, its employees, customers and visitors space for parking automobiles in the parking facilities provided by Landlord. Landlord agrees to maintain such parking facilities and provide snow removal. Landlord reserves the right to designate and locate parking spaces for Tenant and to establish reasonable rules and regulations with respect to parking.

      12. ALTERATIONS AND REDECORATING: Tenant shall not make any alterations, additions or improvements to the interior or exterior of the leased premises, or redecorate the interior of the leased premises, without Landlord's prior written consent.

      Unless the Landlord consents to their removal, all non-trade fixtures and improvements become Landlord's property, provided, however, Landlord shall have the right to request their removal upon the termination of this Lease, in which case Tenant shall be responsible for the cost of such removal. In the event Landlord consents or requests removal, Tenant shall be responsible for repair of any damage to the premises resulting from such removal.

      13. SIGNS: Tenant shall not erect, place or maintain any sign, awning or advertising matter on the exterior of the building without prior written consent of Landlord. Tenant shall be responsible for the maintenance and repair of such sign, awning or advertising matter. Building signs shall be in the form of letters illuminated from inside fabricated from .060 aluminum with 3/16 acrylic faces. Interior illumination shall be by neon lighting. Letters shall be mounted on aluminum raceway and installed on building fascia with non-corrosive fasteners. Overall length of signs shall not exceed 70% of the storefront footage. Height of letters shall not exceed 24 inches. Landlord consent: Landlord to place Tenant's name on building directory.

      14. MAINTENANCE AND REPAIRS: Tenant shall be responsible for all maintenance and repairs to the leased premises except for maintenance and repairs to major electric and HVAC systems. Landlord will be responsible for all of the maintenance and repair of the exterior of the premises including landscaping and snow removal.

      15. INSURANCE: Tenant shall carry public liability insurance with minimum limits of $500,000 for personal injury and $100,000 for property damage and such policy shall designate the Landlord as an additional insured. Tenant shall insure its leasehold fixtures, inventory, merchandise and personal property for an amount equal to the replacement cost.

      Landlord shall obtain and Tenant shall pay its pro rata share of the premium for fire and extended coverage insurance, liability insurance, and plate glass insurance.

      16.  UNTENANTABILITY BY FIRE OR OTHER CASUALTY:
           A. If the leased premises, a part thereof, or a part of the building are destroyed or damaged by fire or other casualty, and Landlord elects not to repair such damage, Landlord may terminate this Lease by notice to Tenant within thirty (30) days after the date of such fire or other casualty, and all rents as provided in this Lease shall be prorated to the date of such fire or other casualty.
           B. In the event the leased premises, a part thereof, or a part of the building are destroyed or damaged by fire or other casualty and the Landlord elects to rebuild or restore the damaged premises, this Lease shall not terminate and Landlord shall repair the premises at Landlord's expense and all rents or a just portion thereof considering the nature and extent of the damages sustained to the leased premises, shall abate until the leased premises have been repaired or restored by the Landlord.

      17.  ASSIGNMENT OF LEASE:
           A. By Tenant. Tenant shall not assign this Lease or sublet the leased premises or permit any transfer thereof by operation of law without the prior written consent of Landlord, such consent not to be reasonably withheld.
           B. By Landlord. Landlord may assign Landlord's interest in this Lease in connection with a sale or transfer of title to the real estate or for the purpose of mortgaging the premises. Tenant agrees that this Lease shall be subordinate to any mortgage placed upon the premises by Landlord provided that such subordination shall not affect Tenant's rights to possession of the premises under the terms of this Lease.

      18.  RIGHTS AND REMEDIES:
           A. Cumulative. All rights and remedies shall be cumulative and shall not exclude any right allowed by law.
           B. Defaults. If Tenant defaults in the payment of rent or of any of the covenants and agreements of this Lease with such defaults continuing for a period of ten (10) days after written notice thereof or if the Tenant abandons the leased premises, Landlord may at its election terminate the Lease and/or terminate Tenant's right to possession of the leased premises. Landlord may institute an action for possession of the leased premises. Action by the Landlord pursuant to this paragraph shall not relieve the Tenant from any damages recoverable by law because of Tenant's default including, but not limited to, Tenant's obligation to pay rental as provided in this Lease.
           C. Landlord's Right to Enter Premises. Landlord shall have the right to enter Tenant's premises at reasonable times and to show the premises during the last six (6) months of the lease term.
           D. Surrender of Possession. Tenant agrees that upon termination of this Lease in any manner or for any cause, to surrender possession to the Landlord in as good a condition as when Tenant took possession, ordinary wear and tear excepted. In the event Tenant holds over after termination, the tenancy created shall be a month-to-month tenancy.
           E. Notices. Notices may be reserved personally or by certified or registered mail addressed to the Landlord at his principal place of business or to the Tenant at 5301 East State Street, Rockford, Illinois.
           F. Attorney's Fees and Costs. In the event of default by Tenant of any of the provisions of this Lease, Tenant shall be responsible for reasonable attorney's fees, expenses, and costs incurred by the Landlord as a result of such default.

      19. MISCELLANOUS: Tenant's first month rental obligation of $-0- shall be due and payable upon the execution of this Lease.

      20. COMPLETE AGREEMENT: The parties agree that this Lease constitutes the entire agreement between the Landlord and Tenant and upon execution hereof shall be binding upon the successors and assigns of the parties hereto.

      21.  ADDITIONAL PROVISIONS:                            .

      IN WITNESS WHEREOF, the Landlord and Tenant have respectively executed this Lease on the day and year first above written.

 LANDLORD:                               TENANT:

 ABIDON, INC.                            JOHN JOHNSON DBA
                                         ALLIED MORTGAGE CAPITAL, INC.

 By:  Stanley Miller                     By:
      Secretary,                              Branch Manager


                                         ------------------------------------
                                                               , individually

 PREPARED BY:
 Attorney Nancy Hyzer
 HYZER, HYZER & ZIMMERMAN
 855 North Madison Street
 Rockford, IL 61107
 (815) 965-3600

 ****************************************************************************

                                                                     EX-10.51

                                  L E A S E

      THIS LEASE made this 3rd day of April, 1992, by and between:

      STATE STREET INVESTORS OF ROCKFORD, INC., hereinafter referred to as -----------------------------------LANDLORD,

           -and-

      JOHN A. O'BRIEN,
      hereinafter referred to as -------------------------------------TENANT.

                             W I T N E S S E T H:

      1. LEASED PREMISES: Landlord, in consideration of the rents provided herein and the covenants and agreements contained herein, leases to Tenant and Tenant leases from Landlord, the following described premises (hereinafter referred to as "leased premises"):

      Commonly known as 5301 East State Street, Rockford, Illinois

      Approximately 2100 square feet of space, being approximately 38 feet in width and 51 feet deep plus 12' x 26', in the New Towne Plaza II, a Shopping Center, located in Rockford, Illinois, which premises are known as Store Space No. 306. The boundaries and location of the leased premises are outlined on the site plan of the third floor of the shopping center which is marked Exhibit "A" and attached hereto and incorporated herein by reference.

      2. USE OF ADDITIONAL AREAS: The use and occupation by the Tenant of the leased premises shall include the use in common with others entitled thereto of the common areas, parking areas, driveway and sidewalks as shown on Exhibit "B" which is attached hereto and incorporated herein by reference, and other facilities as may be designated from time to time by the Landlord, subject, however, to the terms and conditions of this Lease and to reasonable rules and regulations for the use thereof as prescribed from time to time by the Landlord.

      3. TERM OF LEASE: The term of this Lease shall commence August 1, 1992 and shall continue for a period of Ten (10) years and shall terminate on July 31, 2002.

      4. OPTION TO EXTEND: Tenant is granted the option to renew this lease for an additional Ten (10) year term upon the giving of six month's written notice to Landlord prior to the expiration of the original lease term. The base rental for the option period shall be increased by Two ($2.00) Dollars per square foot of the leased premises. In addition, during the option period Tenant shall pay as additional rental Tenant's pro rata share for taxes, utilities and operating expenses in accordance with Paragraph 6 of this Lease.

      5. RENT: During the term of this Lease, Tenant shall pay rent in the amount of Nineteen Hundred Twenty Five ($1925.00) Dollars per month without any deductions or set-off unless otherwise provided herein in advance of the first day of each month commencing August 1, 1992 and monthly thereafter during the term of this Lease with such rent payable at the office of the Landlord.

      If the Tenant takes possession of the leased premises after the first day of the month, Tenant shall pay a fractional share of the month's rent, prorated on a per diem basis.

      6. ADDITIONAL RENTS: In addition to the base rent, Tenant shall pay to Landlord during the term of this Lease additional rents for such costs and services as set forth below which rents may be adjusted at least annually. For purpose of the additional rents, the Tenant's pro rata share shall be .012857 percent (.012857%). Tenant's share has been calculated by computing the percentage of Tenant's leased square footage to the total leasable square footage in the building. In addition, such percentage has been adjusted in accordance with the location of Tenant's space in the building. First floor tenants pay twice as much per square foot of leased space as Tenants on the second and third floors and lower levels. Initially, Tenants whose leased space is located on the first floor shall pay Two ($2.00) Dollars per leased square foot for the first year and those Tenants located on the second floor, third floor and the lower level shall pay One Dollar ($1.00) per leased square foot for the first year. The maximum amount to be paid by Tenant in any one year during the term of this Lease is Three Dollars ($3.00) per leased square foot for the space located on the first floor and One Dollar and 50/100ths ($1.50) per leased square foot for the space located on the second floor. Such additional rent shall be applied to the following property costs and services. During the option years the maximum amount to be paid by Tenant in any one year during the term of this Lease is $3.37 per leased square foot per year.

           A. TAXES: Tenant agrees to pay to Landlord its pro rata share of the general real property taxes and assessments which have been levied or assessed upon such premises for each calendar year or fraction thereof.

           B. UTILITY COSTS: Tenant shall be solely responsible for all charges for public utilities, whether furnished by Landlord or otherwise, and including, but not limited to, gas, electricity, sewer, water and heat.

           In addition, Tenant agrees to pay to Landlord its pro rata share of all charges for public utilities including, but not limited to, sewer, water, gas, electricity, and any other utilities used upon or furnished to the parking lot or common areas or any non Tenant areas of center.

           C. MAINTENANCE, SECURITY AND OPERATION: Tenant agrees to pay to Landlord its pro rata share of all common area maintenance and security expense, parking lot maintenance expense, and all maintenance and security expense of common area of center, including, but not limited to, gardening and landscaping, the cost of public liability and property damage insurance, repairs, replacements, line painting, lighting, sanitary control, removal of snow, trash, rubbish, and garbage, and ten (10%) percent of all the costs included as operating costs to cover the Landlord's administrative and overhead costs. Operating costs shall also include the cost of repairing, maintaining, cleaning and painting the exteriors of the building and the interior common area facilities.

      7. LATE CHARGES: If Tenant shall fail to pay rent when due and payable any rent or any additional rent, there shall be a Twenty-five ($25.00) Dollar late charge assessed against Tenant and such unpaid amount shall bear interest from the due date thereof to the date of payment at the rate of Eighteen (18%) percent per annum.

      8. NET LEASE: Landlord shall not be required to or expected to incur or sustain any expense in and about the leased premises throughout the term of this Lease.

      9. CONDITION OF THE PREMISES: Landlord and Tenant agree that the leased premises shall be in tenantable condition at the commencement of the term of this Lease. Carpeted floors, drywall perimeter walls, (painted) suspended ceiling, one lay in trofter for each 100 feet, one receptacle each 20 feet, sprinkler system, separate meters for heating, air conditioning and electric, one-switch per room, receptacles without switches, no lights in closets. Floor plan as per Exhibit "C".

      10. USE OF THE PREMISES: Tenant shall use the premises during the term hereof for the following purposes only: Dental Office. Tenant shall be entitled to peaceable and quiet enjoyment of the leased premises upon payment of rent and compliance with the covenants and agreements contained herein and upon complying with all city laws and ordinances applicable to the leased premises.

      11. PARKING: Landlord will provide for use by the Tenant, its employees, customers and visitors space for parking automobiles in the parking facilities provided by Landlord. Landlord agrees to maintain such parking facilities and provide snow removal and subject to Tenant's obligation for reimbursement of its pro rata share pursuant to Paragraph 6.C. Landlord reserves the right to designate and locate parking spaces for Tenant and to establish reasonable rules and regulations with respect to parking.

      12. ALTERATIONS AND REDECORATING: Tenant shall not make any alterations, additions or improvements to the interior or exterior of the leased premises, or redecorate the interior of the leased premises, without Landlord's prior written consent.

      13. SIGNS: Tenant shall not erect, place or maintain any sign, awning or advertising matter on the exterior of the building without prior written consent of Landlord. Tenant shall be responsible for the maintenance and repair of such sign, awning or advertising matter. Building signs shall be in the form of letters illuminated from inside fabricated from .060 aluminum with 3/16 acrylic faces. Interior illumination shall be by neon lighting. Letters shall be mounted on aluminum raceway and installed on building fascia with non-corrosive fasteners. Overall length of signs shall not exceed 70% of the storefront footage. Height of letters shall not exceed 24 inches. Landlord consent:

      14. MAINTENANCE AND REPAIRS: Tenant shall be responsible for all maintenance and repairs to the leased premises.

      15. INSURANCE: Tenant shall carry public liability insurance with minimum limits of $500,000 for personal injury and $100,000 for property damage and such policy shall designate the Landlord as an additional insured. Tenant shall insure its leasehold fixtures, inventory, merchandise and personal property for an amount equal to the replacement cost.

      Landlord shall obtain and Tenant shall pay its pro rata share of the premium for fire and extended coverage insurance, liability insurance, and plate glass insurance.

      16.  UNTENANTABILITY BY FIRE OR OTHER CASUALTY:
           A. If the leased premises, a part thereof, or a part of the building are destroyed or damaged by fire or other casualty, and Landlord elects not to repair such damage, Landlord may terminate this Lease by notice to Tenant within thirty (30) days after the date of such fire or other casualty, and all rents as provided in this Lease shall be prorated to the date of such fire or other casualty.
           B. In the event the leased premises, a part thereof, or a part of the building are destroyed or damaged by fire or other casualty and the Landlord elects to rebuild or restore the damaged premises, this Lease shall not terminate and Landlord shall repair the premises at Landlord's expense and all rents or a just portion thereof considering the nature and extent of the damages sustained to the leased premises, shall abate until the leased premises have been repaired or restored by the Landlord.

      17.  ASSIGNMENT OF LEASE:
           A. By Tenant. Tenant shall not assign this Lease or sublet the leased premises or permit any transfer thereof by operation of law without the prior written consent of Landlord, such consent not to be reasonably withheld.
           B. By Landlord. Landlord may assign Landlord's interest in this Lease in connection with a sale or transfer of title to the real estate or for the purpose of mortgaging the premises. Tenant agrees that this Lease shall be subordinate to any mortgage placed upon the premises by Landlord provided that such subordination shall not affect Tenant's rights to possession of the premises under the terms of this Lease.

      18.  RIGHTS AND REMEDIES:
           A. Cumulative. All rights and remedies shall be cumulative and shall not exclude any right allowed by law.
           B. Defaults. If Tenant defaults in the payment of rent or of any of the covenants and agreements of this Lease with such defaults continuing for a period of ten (10) days after written notice thereof or if the Tenant abandons the leased premises, Landlord may at its election terminate the Lease and/or terminate Tenant's right to possession of the leased premises. Landlord may institute an action for possession of the leased premises. Action by the Landlord pursuant to this paragraph shall not relieve the Tenant from any damages recoverable by law because of Tenant's default including, but not limited to, Tenant's obligation to pay rental as provided in this Lease.
           C. Landlord's Right to Enter Premises. Landlord shall have the right to enter Tenant's premises at reasonable times and to show the premises during the last six (6) months of the lease term.
           D. Surrender of Possession. Tenant agrees that upon termination of this Lease in any manner or for any cause, to surrender possession to the Landlord in as good a condition as when Tenant took possession, ordinary wear and tear excepted. In the event Tenant holds over after termination, the tenancy created shall be a month-to-month tenancy.
           E. Notices. Notices may be reserved personally or by certified or registered mail addressed to the Landlord at his principal place of business or to the Tenant at 5301 East State Street, Rockford, Illinois.
           F. Attorney's Fees and Costs. In the event of default by Tenant of any of the provisions of this Lease, Tenant shall be responsible for reasonable attorney's fees, expenses, and costs incurred by the Landlord as a result of such default.

      19. MISCELLANOUS: Tenant's first month rental obligation as set forth below shall be due and payable upon the execution of this Lease.

           Base Rent           $ 1,925.00
           Additional Rent     $   175.00
           Total Monthly Rent  $ 2,100.00

      20. COMPLETE AGREEMENT: The parties agree that this Lease constitutes the entire agreement between the Landlord and Tenant and upon execution hereof shall be binding upon the successors and assigns of the parties hereto.

      21. ADDITIONAL PROVISIONS: Landlord to complete buildout as per Exhibit C, install all cabinets, countertops, complete all plumbing connections, provide all electrical hookup and wall and floor covering. Tenant to furnish all cabinets, countertops and dental equipment. Tenant may remove Tenant's equipment and cabinetry at the end of this Lease. Tenant to pay for removal and repair of any damaged caused by the removal.

      IN WITNESS WHEREOF, the Landlord and Tenant have respectively executed this Lease on the day and year first above written.


 LANDLORD:                               TENANT:

 STATE STREET INVESTORS OF ROCKFORD,     JOHN A. O'BRIEN
 INC.

 By:  Stanley Miller                     By:  John A. O'Brien

      Secretary,

 PREPARED BY:
 Attorney Nancy Hyzer
 HYZER, HYZER & ZIMMERMAN
 855 North Madison Street
 Rockford, IL 61107
 (815) 965-3600

 ****************************************************************************

                                                                     EX-10.52

                                  L E A S E

      THIS LEASE made this 30th day of March, 1998, by and between:

      STATE STREET INVESTORS OF ROCKFORD, INC., hereinafter referred to as -----------------------------------LANDLORD,

           -and-

      KIRKWOOD EDUCATION SERVICES INC.
      DBA HUNTINGTON LEARNING CENTER,
      hereinafter referred to as -------------------------------------TENANT.

                             W I T N E S S E T H:

      1. LEASED PREMISES: Landlord, in consideration of the rents provided herein and the covenants and agreements contained herein, leases to Tenant and Tenant leases from Landlord, the following described premises (hereinafter referred to as "leased premises"):

      Commonly known as 5301 East State Street, Rockford, Illinois

      Approximately 1500 square feet of space, being approximately 6.5 plus 12x17 feet in width and 51 feet in depth, in the New Towne Plaza II, a Shopping Center, located in Rockford, Illinois, which premises are known as Store Space No. 104. The boundaries and location of the leased premises are outlined on the site plan of the first floor of the shopping center which is marked Exhibit "A" and attached hereto and incorporated herein by reference.

      2. USE OF ADDITIONAL AREAS: The use and occupation by the Tenant of the leased premises shall include the use in common with others entitled thereto of the common areas, parking areas, driveway and sidewalks as shown on Exhibit "B" which is attached hereto and incorporated herein by reference, and other facilities as may be designated from time to time by the Landlord, subject, however, to the terms and conditions of this Lease and to reasonable rules and regulations for the use thereof as prescribed from time to time by the Landlord.

      3. TERM OF LEASE: The term of this Lease shall commence May 1, 1998, and shall continue for a period of Five (5) years and shall terminate on April 30, 2003.

      4. OPTION TO EXTEND: Tenant is granted the option to renew this lease for an additional five (5) year term upon the giving of six month's written notice to Landlord prior to the expiration of the original lease term. The base rental for the option period shall be increased by one ($1.00) Dollar per square foot of the leased premises. In addition, during the option period Tenant shall pay as additional rental Tenant's pro rata share for taxes, utilities and operating expenses in accordance with Paragraph 6 of this Lease.

      5. BASE RENT: During the term of this Lease, Tenant shall pay rent in the amount of One Thousand and no/100 ($1,000.00) Dollars per month without any deductions or set-off unless otherwise provided herein in advance of the first day of each month commencing May 1, 1998 and monthly thereafter during the term of this Lease with such rent payable at the office of the Landlord.

      If the Tenant takes possession of the leased premises after the first day of the month, Tenant shall pay a fractional share of the month's rent, prorated on a per diem basis.

      6. ADDITIONAL RENTS: In addition to the base rent, Tenant shall pay to Landlord during the term of this Lease additional rents for such costs and services as set forth below which rents may be adjusted at least annually. For purpose of the additional rents, the Tenant's pro rata share shall be .0171 percent (.0171%). Tenant's share has been calculated by computing the percentage of Tenant's leased square footage to the total leasable square footage in the building. In addition, such percentage has been adjusted in accordance with the location of Tenant's space in the building. First floor tenants pay twice as much per square foot of leased space as Tenants on the second and third floors and lower levels.
 Initially, Tenants whose leased space is located on the first floor shall pay Four ($4.00) Dollars per leased square foot for the first year and those Tenants located on the second floor, third floor and the lower level shall pay Two Dollars & 25/100ths ($2.25) per leased square foot for the first year. The maximum amount to be paid by Tenant in any one year during the term of this Lease is Five ($5.00) per leased square foot for the space located on the first floor and Two Dollars and 75/100ths ($2.75) per leased square foot for the space located on the second and third floors. Such additional rent shall be applied to the following property costs and services.

           A. TAXES: Tenant agrees to pay to Landlord its pro rata share of the general real property taxes and assessments which have been levied or assessed upon such premises for each calendar year or fraction thereof.

           B. UTILITY COSTS: Tenant shall be solely responsible for all charges for public utilities, whether furnished by Landlord or otherwise, and including, but not limited to, gas, electricity, sewer, water and heat.

           In addition, Tenant agrees to pay to Landlord its pro rata share of all charges for public utilities including, but not limited to, sewer, water, gas, electricity, and any other utilities used upon or furnished to the parking lot or common areas or any non Tenant areas of center.

           C. MAINTENANCE, SECURITY AND OPERATION: Tenant agrees to pay to Landlord its pro rata share of all common area maintenance and security expense, parking lot maintenance expense, and all maintenance and security expense of common area of center, including, but not limited to, gardening and landscaping, the cost of public liability and property damage insurance, repairs, replacements, line painting, lighting, sanitary control, removal of snow, trash, rubbish, and garbage, and ten (10%) percent of all the costs included as operating costs to cover the Landlord's administrative and overhead costs. Operating costs shall also include the cost of repairing, maintaining, cleaning and painting the exteriors of the building and the interior common area facilities.

      7. LATE CHARGES: If Tenant fails to pay rent due within 10 days of due date, there shall be a late charge penalty of 5% of the monthly rental assessed against Tenant and such unpaid amount shall bear interest from the due date thereof to the date of payment at the rate of Eighteen (18%) percent per annum.

      8. NET LEASE: Landlord shall not be required to or expected to incur or sustain any expense in and about the leased premises throughout the term of this Lease.

      9. CONDITION OF THE PREMISES: Landlord and Tenant agree that the leased premises shall be in tenantable condition at the commencement of the term of this Lease. Carpeted floors, drywall perimeter walls, (painted) suspended ceiling, one lay in trofter for each 100 feet, one receptacle each 20 feet, sprinkler system, separate meters for heating, air conditioning and electric, one-switch per room, receptacles without switches, no lights in closets. Floor plan as per Exhibit "C".

      10. USE OF THE PREMISES: Tenant shall use the premises during the term hereof for the following purposes only: Learning Center. Tenant shall be entitled to peaceable and quiet enjoyment of the leased premises upon payment of rent and compliance with the covenants and agreements contained herein and upon complying with all city laws and ordinances applicable to the leased premises.

      11. PARKING: Landlord will provide for use by the Tenant, its employees, customers and visitors space for parking automobiles in the parking facilities provided by Landlord. Landlord agrees to maintain such parking facilities and provide snow removal. Landlord reserves the right to designate and locate parking spaces for Tenant and to establish reasonable rules and regulations with respect to parking.

      12. ALTERATIONS AND REDECORATING: Tenant shall not make any alterations, additions or improvements to the interior or exterior of the leased premises, or redecorate the interior of the leased premises, without Landlord's prior written consent.

      Unless the Landlord consents to their removal, all non-trade fixtures and improvements become Landlord's property, provided, however, Landlord shall have the right to request their removal upon the termination of this Lease, in which case Tenant shall be responsible for the cost of such removal. In the event Landlord consents or requests removal, Tenant shall be responsible for repair of any damage to the premises resulting from such removal.

      13. SIGNS: Tenant shall not erect, place or maintain any sign, awning or advertising matter on the exterior of the building without prior written consent of Landlord. Tenant shall be responsible for the maintenance and repair of such sign, awning or advertising matter. Building signs shall be in the form of letters illuminated from inside fabricated from .060 aluminum with 3/16 acrylic faces. Interior illumination shall be by neon lighting. Letters shall be mounted on aluminum raceway and installed on building fascia with non-corrosive fasteners. Overall length of signs shall not exceed 70% of the storefront footage. Height of letters shall not exceed 24 inches. Landlord consent: Landlord to place Tenant name on building directory. Tenant may install one sign on marquee poles 4' x 10' double faced, illuminated at Tenant's expense.

      14. MAINTENANCE AND REPAIRS: Tenant shall be responsible for all maintenance and repairs to the leased premises except major electrical and HVAC systems repairs.

      15. INSURANCE: Tenant shall carry public liability insurance with minimum limits of $500,000 for personal injury and $100,000 for property damage and such policy shall designate the Landlord as an additional insured. Tenant shall insure its leasehold fixtures, inventory, merchandise and personal property for an amount equal to the replacement cost.

      Landlord shall obtain and Tenant shall pay its pro rata share of the premium for fire and extended coverage insurance, liability insurance, and plate glass insurance.

      16.  UNTENANTABILITY BY FIRE OR OTHER CASUALTY:
           A. If the leased premises, a part thereof, or a part of the building are destroyed or damaged by fire or other casualty, and Landlord elects not to repair such damage, Landlord may terminate this Lease by notice to Tenant within thirty (30) days after the date of such fire or other casualty, and all rents as provided in this Lease shall be prorated to the date of such fire or other casualty.
           B. In the event the leased premises, a part thereof, or a part of the building are destroyed or damaged by fire or other casualty and the Landlord elects to rebuild or restore the damaged premises, this Lease shall not terminate and Landlord shall repair the premises at Landlord's expense and all rents or a just portion thereof considering the nature and extent of the damages sustained to the leased premises, shall abate until the leased premises have been repaired or restored by the Landlord.

      17.  ASSIGNMENT OF LEASE:
           A. By Tenant. Tenant shall not assign this Lease or sublet the leased premises or permit any transfer thereof by operation of law without the prior written consent of Landlord, such consent not to be reasonably withheld.
           B. By Landlord. Landlord may assign Landlord's interest in this Lease in connection with a sale or transfer of title to the real estate or for the purpose of mortgaging the premises. Tenant agrees that this Lease shall be subordinate to any mortgage placed upon the premises by Landlord provided that such subordination shall not affect Tenant's rights to possession of the premises under the terms of this Lease.

      18.  RIGHTS AND REMEDIES:
           A. Cumulative. All rights and remedies shall be cumulative and shall not exclude any right allowed by law.
           B. Defaults. If Tenant defaults in the payment of rent or of any of the covenants and agreements of this Lease with such defaults continuing for a period of ten (10) days after written notice thereof or if the Tenant abandons the leased premises, Landlord may at its election terminate the Lease and/or terminate Tenant's right to possession of the leased premises. Landlord may institute an action for possession of the leased premises. Action by the Landlord pursuant to this paragraph shall not relieve the Tenant from any damages recoverable by law because of Tenant's default including, but not limited to, Tenant's obligation to pay rental as provided in this Lease.
           C. Landlord's Right to Enter Premises. Landlord shall have the right to enter Tenant's premises at reasonable times and to show the premises during the last six (6) months of the lease term.
           D. Surrender of Possession. Tenant agrees that upon termination of this Lease in any manner or for any cause, to surrender possession to the Landlord in as good a condition as when Tenant took possession, ordinary wear and tear excepted. In the event Tenant holds over after termination, the tenancy created shall be a month-to-month tenancy.
           E. Notices. Notices may be reserved personally or by certified or registered mail addressed to the Landlord at his principal place of business or to the Tenant at 1075 Kirkwood Dr., Inverness, Illinois 60067.
           F. Attorney's Fees and Costs. In the event of default by Tenant of any of the provisions of this Lease, Tenant shall be responsible for reasonable attorney's fees, expenses, and costs incurred by the Landlord as a result of such default.

      19. MISCELLANOUS: Tenant's first month rental obligation as set forth below shall be due and payable upon the execution of this Lease.

           Base Rent           $ 1000.00
           Additional Rent     $  500.00
           Total Monthly Rent  $ 1500.00

      20. COMPLETE AGREEMENT: The parties agree that this Lease constitutes the entire agreement between the Landlord and Tenant and upon execution hereof shall be binding upon the successors and assigns of the parties hereto.

      21. ADDITIONAL PROVISIONS: Tanning beds are not allowed at any time during the term of this Lease. Utilities: Tenant shall share utilities with Tenant in Suite 103. Tenant to pay its proportional share according to the occupied space monthly.

      IN WITNESS WHEREOF, the Landlord and Tenant have respectively executed this Lease on the day and year first above written.

 LANDLORD:                               TENANT:

 STATE STREET INVESTORS OF ROCKFORD,     KIRKWOOD EDUCATION SERVICES
 INC.                                    INC. DBA HUNTINGTON LEARNING
                                         CENTER

 By:  Stanley Miller                     By:
      Secretary,

 PREPARED BY:
 Attorney Nancy Hyzer
 HYZER, HYZER & ZIMMERMAN
 855 North Madison Street
 Rockford, IL 61107
 (815) 965-3600

 ****************************************************************************

                                                                     EX-10.53

                                  L E A S E

      THIS LEASE made this 19th day of September, 2001, by and between:

      ABIDON, INC.,
      hereinafter referred to as -----------------------------------LANDLORD,

           -and-

      LARRY BUCKMAN & DEBBIE BUCKMAN,
      hereinafter referred to as -------------------------------------TENANT.

                             W I T N E S S E T H:

      1. LEASED PREMISES: Landlord, in consideration of the rents provided herein and the covenants and agreements contained herein, leases to Tenant and Tenant leases from Landlord, the following described premises (hereinafter referred to as "leased premises"):

      Commonly known as 5301 East State Street, Rockford, Illinois

      Approximately 910 square feet of space, being approximately 20.5 feet in width and 45 feet in depth, in the New Towne Plaza II, a Shopping Center, located in Rockford, Illinois, which premises are known as Store Space No. 316A & 316B. The boundaries and location of the leased premises are outlined on the site plan of the third floor of the shopping center which is marked Exhibit "A" and attached hereto and incorporated herein by reference.

      2. USE OF ADDITIONAL AREAS: The use and occupation by the Tenant of the leased premises shall include the use in common with others entitled thereto of the common areas, parking areas, driveway and sidewalks as shown on Exhibit "B" which is attached hereto and incorporated herein by reference, and other facilities as may be designated from time to time by the Landlord, subject, however, to the terms and conditions of this Lease and to reasonable rules and regulations for the use thereof as prescribed from time to time by the Landlord.

      3. TERM OF LEASE: The term of this Lease shall commence October 1, 2001, and shall continue for a period of One (1) year and shall terminate on September 30, 2002.

      4. OPTION TO EXTEND: Tenant is granted the option to renew this lease for an additional -0- (-0-) year term upon the giving of six month's written notice to Landlord prior to the expiration of the original lease term. The base rental for the option period shall be increased by None ($-0-) Dollars per square foot of the leased premises. In addition, during the option period Tenant shall pay as additional rental Tenant's pro rata share for taxes, utilities and operating expenses in accordance with Paragraph 6 of this Lease.

      5. RENT: During the term of this Lease, Tenant shall pay rent in the amount of Eight Hundred Fifty & 83/100 ($850.83) Dollars per month without any deductions or set-off unless otherwise provided herein in advance of the first day of each month commencing October 1, 2001 and monthly thereafter during the term of this Lease with such rent payable at the office of the Landlord.

      If the Tenant takes possession of the leased premises after the first day of the month, Tenant shall pay a fractional share of the month's rent, prorated on a per diem basis.

      6. TAXES AND ASSESSMENTS: Landlord shall pay all real estate taxes and assessments which may be levied upon such premises during the term of this Lease.

      7. UTILITIES AND SERVICES: Landlord shall pay utilities including heat, air conditioning, electricity, gas, water, garbage, sewer and waste removal in connection with the use and occupancy of the premises.

      8. LATE CHARGES: If Tenant fails to pay rent due within 10 days of due date, there shall be a late charge penalty of 5% of the monthly rental assessed against Tenant and such unpaid amount shall bear interest from the due date thereof to the date of payment at the rate of Eighteen (18%) percent per annum.

      9. CONDITION OF THE PREMISES: Landlord and Tenant agree that the leased premises shall be in tenantable condition at the commencement of the term of this Lease. Carpeted floors, drywall perimeter walls, (painted) suspended ceiling, one lay in trofter for each 100 feet, one receptacle each 20 feet, sprinkler system, separate meters for heating, air conditioning and electric, one-switch per room, receptacles without switches, no lights in closets. Floor plan as per Exhibit "C".

      10. USE OF THE PREMISES: Tenant shall use the premises during the term hereof for the following purposes only: General Office. Tenant shall be entitled to peaceable and quiet enjoyment of the leased premises upon payment of rent and compliance with the covenants and agreements contained herein and upon complying with all city laws and ordinances applicable to the leased premises.

      11. PARKING: Landlord will provide for use by the Tenant, its employees, customers and visitors space for parking automobiles in the parking facilities provided by Landlord. Landlord agrees to maintain such parking facilities and provide snow removal. Landlord reserves the right to designate and locate parking spaces for Tenant and to establish reasonable rules and regulations with respect to parking.

      12. ALTERATIONS AND REDECORATING: Tenant shall not make any alterations, additions or improvements to the interior or exterior of the leased premises, or redecorate the interior of the leased premises, without Landlord's prior written consent.

      Unless the Landlord consents to their removal, all non-trade fixtures and improvements become Landlord's property, provided, however, Landlord shall have the right to request their removal upon the termination of this Lease, in which case Tenant shall be responsible for the cost of such removal. In the event Landlord consents or requests removal, Tenant shall be responsible for repair of any damage to the premises resulting from such removal.

      13. SIGNS: Tenant shall not erect, place or maintain any sign, awning or advertising matter on the exterior of the building without prior written consent of Landlord. Tenant shall be responsible for the maintenance and repair of such sign, awning or advertising matter. Building signs shall be in the form of letters illuminated from inside fabricated from .060 aluminum with 3/16 acrylic faces. Interior illumination shall be by neon lighting. Letters shall be mounted on aluminum raceway and installed on building fascia with non-corrosive fasteners. Overall length of signs shall not exceed 70% of the storefront footage. Height of letters shall not exceed 24 inches. Landlord consent: Landlord to place Tenant's name on building directory.

      14. MAINTENANCE AND REPAIRS: Tenant shall be responsible for all maintenance and repairs to the leased premises except for maintenance and repairs to major electric and HVAC systems. Landlord will be responsible for all of the maintenance and repair of the exterior of the premises including landscaping and snow removal.

      15. INSURANCE: Tenant shall carry public liability insurance with minimum limits of $500,000 for personal injury and $100,000 for property damage and such policy shall designate the Landlord as an additional insured. Tenant shall insure its leasehold fixtures, inventory, merchandise and personal property for an amount equal to the replacement cost.

      Landlord shall obtain and Tenant shall pay its pro rata share of the premium for fire and extended coverage insurance, liability insurance, and plate glass insurance.

      16.  UNTENANTABILITY BY FIRE OR OTHER CASUALTY:
           A. If the leased premises, a part thereof, or a part of the building are destroyed or damaged by fire or other casualty, and Landlord elects not to repair such damage, Landlord may terminate this Lease by notice to Tenant within thirty (30) days after the date of such fire or other casualty, and all rents as provided in this Lease shall be prorated to the date of such fire or other casualty.
           B. In the event the leased premises, a part thereof, or a part of the building are destroyed or damaged by fire or other casualty and the Landlord elects to rebuild or restore the damaged premises, this Lease shall not terminate and Landlord shall repair the premises at Landlord's expense and all rents or a just portion thereof considering the nature and extent of the damages sustained to the leased premises, shall abate until the leased premises have been repaired or restored by the Landlord.

      17.  ASSIGNMENT OF LEASE:
           A. By Tenant. Tenant shall not assign this Lease or sublet the leased premises or permit any transfer thereof by operation of law without the prior written consent of Landlord, such consent not to be reasonably withheld.
           B. By Landlord. Landlord may assign Landlord's interest in this Lease in connection with a sale or transfer of title to the real estate or for the purpose of mortgaging the premises. Tenant agrees that this Lease shall be subordinate to any mortgage placed upon the premises by Landlord provided that such subordination shall not affect Tenant's rights to possession of the premises under the terms of this Lease.

      18.  RIGHTS AND REMEDIES:
           A. Cumulative. All rights and remedies shall be cumulative and shall not exclude any right allowed by law.
           B. Defaults. If Tenant defaults in the payment of rent or of any of the covenants and agreements of this Lease with such defaults continuing for a period of ten (10) days after written notice thereof or if the Tenant abandons the leased premises, Landlord may at its election terminate the Lease and/or terminate Tenant's right to possession of the leased premises. Landlord may institute an action for possession of the leased premises. Action by the Landlord pursuant to this paragraph shall not relieve the Tenant from any damages recoverable by law because of Tenant's default including, but not limited to, Tenant's obligation to pay rental as provided in this Lease.
           C. Landlord's Right to Enter Premises. Landlord shall have the right to enter Tenant's premises at reasonable times and to show the premises during the last six (6) months of the lease term.
           D. Surrender of Possession. Tenant agrees that upon termination of this Lease in any manner or for any cause, to surrender possession to the Landlord in as good a condition as when Tenant took possession, ordinary wear and tear excepted. In the event Tenant holds over after termination, the tenancy created shall be a month-to-month tenancy.
           E. Notices. Notices may be reserved personally or by certified or registered mail addressed to the Landlord at his principal place of business or to the Tenant at 5301 East State Street, Rockford, Illinois.
           F. Attorney's Fees and Costs. In the event of default by Tenant of any of the provisions of this Lease, Tenant shall be responsible for reasonable attorney's fees, expenses, and costs incurred by the Landlord as a result of such default.

      19. MISCELLANOUS: Tenant's first month rental obligation of $850.83 shall be due and payable upon the execution of this Lease.

      20. COMPLETE AGREEMENT: The parties agree that this Lease constitutes the entire agreement between the Landlord and Tenant and upon execution hereof shall be binding upon the successors and assigns of the parties hereto.

      21.  ADDITIONAL PROVISIONS:                            .

      IN WITNESS WHEREOF, the Landlord and Tenant have respectively executed this Lease on the day and year first above written.

 LANDLORD:                          TENANT:

 ABIDON, INC.                       LARRY BUCKMAN & DEBBIE
                                    BUCKMAN


 By:  Stanley Miller                By:       Deborah K. Buckman

      Secretary,                    L. Buckman



                                    -----------------------------------------
                                                               , individually


 PREPARED BY:
 Attorney Nancy Hyzer
 HYZER, HYZER & ZIMMERMAN
 855 North Madison Street
 Rockford, IL 61107
 (815) 965-3600

 ****************************************************************************

                                                                     EX-10.54

                                  L E A S E

      THIS LEASE made this 19th day of October, 2001, by and between:

      ABIDON, INC.,
      hereinafter referred to as -----------------------------------LANDLORD,

           -and-

      LEARNING & DISCOVERING SELF COUNSELING SERVICES, hereinafter referred to as -------------------------------------TENANT.

                             W I T N E S S E T H:

      1. LEASED PREMISES: Landlord, in consideration of the rents provided herein and the covenants and agreements contained herein, leases to Tenant and Tenant leases from Landlord, the following described premises (hereinafter referred to as "leased premises"):

      Commonly known as 5301 East State Street, Rockford, Illinois

      Approximately 110 square feet of space, being approximately 10 feet in width and 11 feet in depth, in the New Towne Plaza II, a Shopping Center, located in Rockford, Illinois, which premises are known as Store Space No. 2156B. The boundaries and location of the leased premises are outlined on the site plan of the second floor of the shopping center which is marked Exhibit "A" and attached hereto and incorporated herein by reference.

      2. USE OF ADDITIONAL AREAS: The use and occupation by the Tenant of the leased premises shall include the use in common with others entitled thereto of the common areas, parking areas, driveway and sidewalks as shown on Exhibit "B" which is attached hereto and incorporated herein by reference, and other facilities as may be designated from time to time by the Landlord, subject, however, to the terms and conditions of this Lease and to reasonable rules and regulations for the use thereof as prescribed from time to time by the Landlord.

      3. TERM OF LEASE: The term of this Lease shall commence October 15, 2001, and shall continue for a period of One (1) year and shall terminate on October 14, 2002.

      4. OPTION TO EXTEND: Tenant is granted the option to renew this lease for an additional One (1) year term upon the giving of six month's written notice to Landlord prior to the expiration of the original lease term. The base rental for the option period shall be increased by One ($1.00) Dollar per square foot of the leased premises. In addition, during the option period Tenant shall pay as additional rental Tenant's pro rata share for taxes, utilities and operating expenses in accordance with Paragraph 6 of this Lease.

      5. RENT: During the term of this Lease, Tenant shall pay rent in the amount of One Hundred Ten and 00/100 ($110.00) Dollars per month without any deductions or set-off unless otherwise provided herein in advance of the first day of each month commencing October 15, 2001 and monthly thereafter during the term of this Lease with such rent payable at the office of the Landlord.

      If the Tenant takes possession of the leased premises after the first day of the month, Tenant shall pay a fractional share of the month's rent, prorated on a per diem basis.
      6. TAXES AND ASSESSMENTS: Landlord shall pay all real estate taxes and assessments which may be levied upon such premises during the term of this Lease.

      7. UTILITIES AND SERVICES: Landlord shall pay utilities including heat, air conditioning, electricity, gas, water, garbage, sewer and waste removal in connection with the use and occupancy of the premises.

      8. LATE CHARGES: If Tenant fails to pay rent due within 10 days of due date, there shall be a late charge penalty of 5% of the monthly rental assessed against Tenant and such unpaid amount shall bear interest from the due date thereof to the date of payment at the rate of Eighteen (18%) percent per annum.

      9. CONDITION OF THE PREMISES: Landlord and Tenant agree that the leased premises shall be in tenantable condition at the commencement of the term of this Lease. Carpeted floors, drywall perimeter walls, (painted) suspended ceiling, one lay in trofter for each 100 feet, one receptacle each 20 feet, sprinkler system, separate meters for heating, air conditioning and electric, one-switch per room, receptacles without switches, no lights in closets. Floor plan as per Exhibit "C".

      10. USE OF THE PREMISES: Tenant shall use the premises during the term hereof for the following purposes only: General Office. Tenant shall be entitled to peaceable and quiet enjoyment of the leased premises upon payment of rent and compliance with the covenants and agreements contained herein and upon complying with all city laws and ordinances applicable to the leased premises.

      11. PARKING: Landlord will provide for use by the Tenant, its employees, customers and visitors space for parking automobiles in the parking facilities provided by Landlord. Landlord agrees to maintain such parking facilities and provide snow removal. Landlord reserves the right to designate and locate parking spaces for Tenant and to establish reasonable rules and regulations with respect to parking.

      12. ALTERATIONS AND REDECORATING: Tenant shall not make any alterations, additions or improvements to the interior or exterior of the leased premises, or redecorate the interior of the leased premises, without Landlord's prior written consent.

      Unless the Landlord consents to their removal, all non-trade fixtures and improvements become Landlord's property, provided, however, Landlord shall have the right to request their removal upon the termination of this Lease, in which case Tenant shall be responsible for the cost of such removal. In the event Landlord consents or requests removal, Tenant shall be responsible for repair of any damage to the premises resulting from such removal.

      13. SIGNS: Tenant shall not erect, place or maintain any sign, awning or advertising matter on the exterior of the building without prior written consent of Landlord. Tenant shall be responsible for the maintenance and repair of such sign, awning or advertising matter. Building signs shall be in the form of letters illuminated from inside fabricated from .060 aluminum with 3/16 acrylic faces. Interior illumination shall be by neon lighting. Letters shall be mounted on aluminum raceway and installed on building fascia with non-corrosive fasteners. Overall length of signs shall not exceed 70% of the storefront footage. Height of letters shall not exceed 24 inches. Landlord consent: Landlord to place Tenant's name on building directory.

      14. MAINTENANCE AND REPAIRS: Tenant shall be responsible for all maintenance and repairs to the leased premises except for maintenance and repairs to major electric and HVAC systems. Landlord will be responsible for all of the maintenance and repair of the exterior of the premises including landscaping and snow removal.

      15. INSURANCE: Tenant shall carry public liability insurance with minimum limits of $500,000 for personal injury and $100,000 for property damage and such policy shall designate the Landlord as an additional insured. Tenant shall insure its leasehold fixtures, inventory, merchandise and personal property for an amount equal to the replacement cost.

      16.  UNTENANTABILITY BY FIRE OR OTHER CASUALTY:
           A. If the leased premises, a part thereof, or a part of the building are destroyed or damaged by fire or other casualty, and Landlord elects not to repair such damage, Landlord may terminate this Lease by notice to Tenant within thirty (30) days after the date of such fire or other casualty, and all rents as provided in this Lease shall be prorated to the date of such fire or other casualty.
           B. In the event the leased premises, a part thereof, or a part of the building are destroyed or damaged by fire or other casualty and the Landlord elects to rebuild or restore the damaged premises, this Lease shall not terminate and Landlord shall repair the premises at Landlord's expense and all rents or a just portion thereof considering the nature and extent of the damages sustained to the leased premises, shall abate until the leased premises have been repaired or restored by the Landlord.

      17.  ASSIGNMENT OF LEASE:
           A. By Tenant. Tenant shall not assign this Lease or sublet the leased premises or permit any transfer thereof by operation of law without the prior written consent of Landlord, such consent not to be reasonably withheld.
           B. By Landlord. Landlord may assign Landlord's interest in this Lease in connection with a sale or transfer of title to the real estate or for the purpose of mortgaging the premises. Tenant agrees that this Lease shall be subordinate to any mortgage placed upon the premises by Landlord provided that such subordination shall not affect Tenant's rights to possession of the premises under the terms of this Lease.

      18.  RIGHTS AND REMEDIES:
           A. Cumulative. All rights and remedies shall be cumulative and shall not exclude any right allowed by law.
           B. Defaults. If Tenant defaults in the payment of rent or of any of the covenants and agreements of this Lease with such defaults continuing for a period of ten (10) days after written notice thereof or if the Tenant abandons the leased premises, Landlord may at its election terminate the Lease and/or terminate Tenant's right to possession of the leased premises. Landlord may institute an action for possession of the leased premises. Action by the Landlord pursuant to this paragraph shall not relieve the Tenant from any damages recoverable by law because of Tenant's default including, but not limited to, Tenant's obligation to pay rental as provided in this Lease.
           C. Landlord's Right to Enter Premises. Landlord shall have the right to enter Tenant's premises at reasonable times and to show the premises during the last six (6) months of the lease term.
           D. Surrender of Possession. Tenant agrees that upon termination of this Lease in any manner or for any cause, to surrender possession to the Landlord in as good a condition as when Tenant took possession, ordinary wear and tear excepted. In the event Tenant holds over after termination, the tenancy created shall be a month-to-month tenancy.
           E. Notices. Notices may be reserved personally or by certified or registered mail addressed to the Landlord at his principal place of business or to the Tenant at 5301 East State Street, Rockford, Illinois.
           F. Attorney's Fees and Costs. In the event of default by Tenant of any of the provisions of this Lease, Tenant shall be responsible for reasonable attorney's fees, expenses, and costs incurred by the Landlord as a result of such default.

      19. MISCELLANOUS: Tenant's first month rental obligation of $110.00 shall be due and payable upon the execution of this Lease.

      20. COMPLETE AGREEMENT: The parties agree that this Lease constitutes the entire agreement between the Landlord and Tenant and upon execution hereof shall be binding upon the successors and assigns of the parties hereto.

      21.  ADDITIONAL PROVISIONS:             .

      IN WITNESS WHEREOF, the Landlord and Tenant have respectively executed this Lease on the day and year first above written.

 LANDLORD:                          TENANT:

 ABIDON,  INC.                      LEARNING & DISCOVERING SELF
                                    COUNSELING SERVICES

 By:  Stanley Miller                By:
      Secretary,


                                    -----------------------------------------
                                                               , individually


 PREPARED BY:
 Attorney Nancy Hyzer
 HYZER, HYZER & ZIMMERMAN
 855 North Madison Street
 Rockford, IL 61107
 (815) 965-3600

 ****************************************************************************

                                                                     EX-10.55

                                  L E A S E

      THIS LEASE made this 17th day of July, 2001, by and between:

      ABIDON, INC.,
      hereinafter referred to as -----------------------------------LANDLORD,

           -and-

      LEE, HECHT, HARRISON LLC
      hereinafter referred to as -------------------------------------TENANT.

                             W I T N E S S E T H:

      1. LEASED PREMISES: Landlord, in consideration of the rents provided herein and the covenants and agreements contained herein, leases to Tenant and Tenant leases from Landlord, the following described premises (hereinafter referred to as "leased premises"):

      Commonly known as 5301 East State Street, Rockford, Illinois

      Approximately 3790 square feet of space, being approximately 75'10" feet in width and 50'8" feet in depth, in the New Towne Plaza II, a Shopping Center, located in Rockford, Illinois, which premises are known as Store Space No. 301 & 314. The boundaries and location of the leased premises are outlined on the site plan of the third floor of the building which is marked Exhibit "A" and attached hereto and incorporated herein by reference.

      2. USE OF ADDITIONAL AREAS: The use and occupation by the Tenant of the leased premises shall include the use in common with others entitled thereto of the common areas, parking areas, driveway and sidewalks as shown on Exhibit "B" which is attached hereto and incorporated herein by reference, and other facilities as may be designated from time to time by the Landlord, subject, however, to the terms and conditions of this Lease and to reasonable rules and regulations for the use thereof as prescribed from time to time by the Landlord.

      3. TERM OF LEASE: The term of this Lease shall commence September 1, 2001, and shall continue for a period of Three (3) years and shall terminate on August 31, 2004.

      4. OPTION TO EXTEND: Tenant is granted the option to renew this lease for an additional Three (3) year term upon the giving of six month's written notice to Landlord prior to the expiration of the original lease term. The base rental for the option period shall be increased by One ($1.00) Dollar per square foot of the leased premises. In addition, during the option period Tenant shall pay as additional rental Tenant's pro rata share for taxes, utilities and operating expenses in accordance with Paragraph 6 of this Lease.

      5. RENT: During the term of this Lease, Tenant shall pay rent in the amount of Two Thousand Six Hundred Five & 63/100 ($2605.63) Dollars per month without any deductions or set-off unless otherwise provided herein in advance of the first day of each month commencing September 1, 2001, and monthly thereafter during the term of this Lease with such rent payable at the office of the Landlord.

      If the Tenant takes possession of the leased premises after the first day of the month, Tenant shall pay a fractional share of the month's rent, prorated on a per diem basis.

      6. ADDITIONAL RENTS: In addition to the base rent, Tenant shall pay to Landlord during the term of this Lease additional rents for such costs and services as set forth below which rents may be adjusted at least annually. For purpose of the additional rents, the Tenant's pro rata share shall be .03199 percent (.03199%). Tenant's share has been calculated by computing the percentage of Tenant's leased square footage to the total leasable square footage in the building. In addition, such percentage has been adjusted in accordance with the location of Tenant's space in the building. First floor tenants pay twice as much per square foot of leased space as Tenants on the second and third floors and lower levels.
 Initially, Tenants whose leased space is located on the first floor shall pay Four ($4.00) Dollars per leased square foot for the first year and those Tenants located on the second floor, third floor and the lower level shall pay Two Dollars and 25/100ths ($2.25) per leased square foot for the first year. The maximum amount to be paid by Tenant in any one year during the term of this Lease is Five Dollars and no/100ths ($5.00) per leased square foot for the space located on the first floor and Three Dollars and 25/100ths ($3.25) per leased square foot for the space located on the second and third floors. Such additional rent shall be applied to the following property costs and services.

           A. TAXES: Tenant agrees to pay to Landlord its pro rata share of the general real property taxes and assessments which have been levied or assessed upon such premises for each calendar year or fraction thereof.

           B. UTILITY COSTS: Tenant shall be solely responsible for all charges for public utilities, whether furnished by Landlord or otherwise, and including, but not limited to, gas, electricity, sewer, water and heat.

           In addition, Tenant agrees to pay to Landlord its pro rata share of all charges for public utilities including, but not limited to, sewer, water, gas, electricity, and any other utilities used upon or furnished to the parking lot or common areas or any non Tenant areas of center.

           C. MAINTENANCE, SECURITY AND OPERATION: Tenant agrees to pay to Landlord its pro rata share of all common area maintenance and security expense, parking lot maintenance expense, and all maintenance and security expense of common area of center, including, but not limited to, gardening and landscaping, the cost of public liability and property damage insurance, repairs, replacements, line painting, lighting, sanitary control, removal of snow, trash, rubbish, and garbage, and ten (10%) percent of all the costs included as operating costs to cover the Landlord's administrative and overhead costs. Operating costs shall also include the cost of repairing, maintaining, cleaning and painting the exteriors of the building and the interior common area facilities.

      7. LATE CHARGES: If Tenant fails to pay rent due within 10 days of due date, there shall be a late charge penalty of 5% of the monthly rental assessed against Tenant and such unpaid amount shall bear interest from the due date thereof to the date of payment at the rate of Eighteen (18%) percent per annum.

      8. NET LEASE: Landlord shall not be required to or expected to incur or sustain any expense in and about the leased premises throughout the term of this Lease.

      9. CONDITION OF THE PREMISES: Landlord and Tenant agree that the leased premises shall be in tenantable condition at the commencement of the term of this Lease. Carpeted floors, drywall perimeter walls, (painted) suspended ceiling, one lay in trofter for each 100 feet, one receptacle each 20 feet, sprinkler system, separate meters for heating, air conditioning and electric, one-switch per room, receptacles without switches, no lights in closets. Floor plan as per Exhibit "C".

      10. USE OF THE PREMISES: Tenant shall use the premises during the term hereof for the following purposes only: General Office. Tenant shall be entitled to peaceable and quiet enjoyment of the leased premises upon payment of rent and compliance with the covenants and agreements contained herein and upon complying with all city laws and ordinances applicable to the leased premises.

      11. PARKING: Landlord will provide for use by the Tenant, its employees, customers and visitors space for parking automobiles in the parking facilities provided by Landlord. Landlord agrees to maintain such parking facilities and provide snow removal. Landlord reserves the right to designate and locate parking spaces for Tenant and to establish reasonable rules and regulations with respect to parking.

      12. ALTERATIONS AND REDECORATING: Tenant shall not make any alterations, additions or improvements to the interior or exterior of the leased premises, or redecorate the interior of the leased premises, without Landlord's prior written consent.

      Unless the Landlord consents to their removal, all non-trade fixtures and improvements become Landlord's property, provided, however, Landlord shall have the right to request their removal upon the termination of this Lease, in which case Tenant shall be responsible for the cost of such removal. In the event Landlord consents or requests removal, Tenant shall be responsible for repair of any damage to the premises resulting from such removal.

      13. SIGNS: Tenant shall not erect, place or maintain any sign, awning or advertising matter on the exterior of the building without prior written consent of Landlord. Tenant shall be responsible for the maintenance and repair of such sign, awning or advertising matter. Building signs shall be in the form of letters illuminated from inside fabricated from .060 aluminum with 3/16 acrylic faces. Interior illumination shall be by neon lighting. Letters shall be mounted on aluminum raceway and installed on building fascia with non-corrosive fasteners. Overall length of signs shall not exceed 70% of the storefront footage. Height of letters shall not exceed 24 inches. Landlord consent: Landlord to place tenant's name on building directory.

      14. MAINTENANCE AND REPAIRS: Tenant shall be responsible for all maintenance and repairs to the leased premises except for maintenance and repairs to major electrical, plumbing and HVAC systems.

      15. INSURANCE: Tenant shall carry public liability insurance with minimum limits of $500,000 for personal injury and $100,000 for property damage and such policy shall designate the Landlord as an additional insured. Tenant shall insure its leasehold fixtures, inventory, merchandise and personal property for an amount equal to the replacement cost.

      Landlord shall obtain and Tenant shall pay its pro rata share of the premium for fire and extended coverage insurance, liability insurance, and plate glass insurance.

      16.  UNTENANTABILITY BY FIRE OR OTHER CASUALTY:
           A. If the leased premises, a part thereof, or a part of the building are destroyed or damaged by fire or other casualty, and Landlord elects not to repair such damage, Landlord may terminate this Lease by notice to Tenant within thirty (30) days after the date of such fire or other casualty, and all rents as provided in this Lease shall be prorated to the date of such fire or other casualty.
           B. In the event the leased premises, a part thereof, or a part of the building are destroyed or damaged by fire or other casualty and the Landlord elects to rebuild or restore the damaged premises, this Lease shall not terminate and Landlord shall repair the premises at Landlord's expense and all rents or a just portion thereof considering the nature and extent of the damages sustained to the leased premises, shall abate until the leased premises have been repaired or restored by the Landlord.

      17.  ASSIGNMENT OF LEASE:
           A. By Tenant. Tenant shall not assign this Lease or sublet the leased premises or permit any transfer thereof by operation of law without the prior written consent of Landlord, such consent not to be reasonably withheld. Tenant shall have the right to sublet the premises or assign the lease without Landlords' consent but on notice to Landlord to an entity which it controls, which controls it, or which is under common control with it. No such assignment or sublet shall relieve Tenant from the performance of any obligation arising under the Lease.
           B. By Landlord. Landlord may assign Landlord's interest in this Lease in connection with a sale or transfer of title to the real estate or for the purpose of mortgaging the premises. Tenant agrees that this Lease shall be subordinate to any mortgage placed upon the premises by Landlord provided that such subordination shall not affect Tenant's rights to possession of the premises under the terms of this Lease.

      18.  RIGHTS AND REMEDIES:
           A. Cumulative. All rights and remedies shall be cumulative and shall not exclude any right allowed by law.
           B. Defaults. If Tenant defaults in the payment of rent or of any of the covenants and agreements of this Lease with such defaults continuing for a period of ten (10) days after written notice thereof or if the Tenant abandons the leased premises, Landlord may at its election terminate the Lease and/or terminate Tenant's right to possession of the leased premises. Landlord may institute an action for possession of the leased premises. Action by the Landlord pursuant to this paragraph shall not relieve the Tenant from any damages recoverable by law because of Tenant's default including, but not limited to, Tenant's obligation to pay rental as provided in this Lease.
           C. Landlord's Right to Enter Premises. Landlord shall have the right to enter Tenant's premises at reasonable times and to show the premises during the last six (6) months of the lease term.
           D. Surrender of Possession. Tenant agrees that upon termination of this Lease in any manner or for any cause, to surrender possession to the Landlord in as good a condition as when Tenant took possession, ordinary wear and tear excepted. In the event Tenant holds over after termination, the tenancy created shall be a month-to-month tenancy.
           E. Notices. Notices may be reserved personally or by certified or registered mail addressed to the Landlord at his principal place of business or to the Tenant at 5301 East State Street, Rockford, Illinois, with copies to Lee, Hecht, Harrison LLC, 50 Tice Blvd., Wood Cliff Lake NJ 07677, Attn: Peter Alcide.
           F. Attorney's Fees and Costs. In the event of default by Tenant of any of the provisions of this Lease, Tenant shall be responsible for reasonable attorney's fees, expenses, and costs incurred by the Landlord as a result of such default.

      19. MISCELLANOUS: Tenant's first month rental obligation as set forth below shall be due and payable upon the execution of this Lease.

           Base Rent           $ 2605.63
           Additional Rent     $  710.62
           Total Monthly Rent  $ 3316.25

      20. COMPLETE AGREEMENT: The parties agree that this Lease constitutes the entire agreement between the Landlord and Tenant and upon execution hereof shall be binding upon the successors and assigns of the parties hereto.

      21. ADDITIONAL PROVISIONS: If Management Resource Group vacates the east part of space 301 or 1200 square feet, tenant will rent the east part of space 301, tenant may then vacate the west part of 314 (1200 sq. ft.) No change in rent will occur.

      IN WITNESS WHEREOF, the Landlord and Tenant have respectively executed this Lease on the day and year first above written.

 LANDLORD:                          TENANT:

 ABIDON, INC.,                      LEE, HECHT, HARRISON LLC


 By:  Stanley Miller                By:
      Secretary,



                                    -----------------------------------------
                                                               , individually

 PREPARED BY:
 Attorney Nancy Hyzer
 HYZER, HYZER & ZIMMERMAN
 855 North Madison Street
 Rockford, IL 61107
 (815) 965-3600


 ****************************************************************************

                                                                     EX-10.56

                                  L E A S E

      THIS LEASE made this 17th day of July, 2001, by and between:

      ABIDON, INC.,
      hereinafter referred to as -----------------------------------LANDLORD,

           -and-

      MANAGEMENT RESOURCE GROUP,
      hereinafter referred to as -------------------------------------TENANT.

                             W I T N E S S E T H:

      1. LEASED PREMISES: Landlord, in consideration of the rents provided herein and the covenants and agreements contained herein, leases to Tenant and Tenant leases from Landlord, the following described premises (hereinafter referred to as "leased premises"):

      Commonly known as 5301 East State Street, Rockford, Illinois

      Approximately 1200 square feet of space, being approximately 25 feet in width and 50 feet in depth, in the New Towne Plaza II, a Shopping Center, located in Rockford, Illinois, which premises are known as Store Space No. East Part, Space No. 301. The boundaries and location of the leased premises are outlined on the site plan of the third floor of the building which is marked Exhibit "A" and attached hereto and incorporated herein by reference.

      2. USE OF ADDITIONAL AREAS: The use and occupation by the Tenant of the leased premises shall include the use in common with others entitled thereto of the common areas, parking areas, driveway and sidewalks as shown on Exhibit "B" which is attached hereto and incorporated herein by reference, and other facilities as may be designated from time to time by the Landlord, subject, however, to the terms and conditions of this Lease and to reasonable rules and regulations for the use thereof as prescribed from time to time by the Landlord.

      3. TERM OF LEASE: The term of this Lease shall commence September 1, 2001, and shall continue for a period of One (1) years and shall terminate on August 31, 2002.

      4. OPTION TO EXTEND: Tenant is granted the option to renew this lease for an additional One (1) year term upon the giving of six month's written notice to Landlord prior to the expiration of the original lease term. The base rental for the option period shall be increased by One ($1.00) Dollar per square foot of the leased premises. In addition, during the option period Tenant shall pay as additional rental Tenant's pro rata share for taxes, utilities and operating expenses in accordance with Paragraph 6 of this Lease.

      5. RENT: During the term of this Lease, Tenant shall pay rent in the amount of Eight Hundred Twenty Five & no/100ths ($825.00) Dollars per month without any deductions or set-off unless otherwise provided herein in advance of the first day of each month commencing September 1, 2001 and monthly thereafter during the term of this Lease with such rent payable at the office of the Landlord.

      If the Tenant takes possession of the leased premises after the first day of the month, Tenant shall pay a fractional share of the month's rent, prorated on a per diem basis.

      6. ADDITIONAL RENTS: In addition to the base rent, Tenant shall pay to Landlord during the term of this Lease additional rents for such costs and services as set forth below which rents may be adjusted at least annually. For purpose of the additional rents, the Tenant's pro rata share
 shall be .03199 percent (.03199    %). Tenant's share has been calculated by
 computing the percentage of Tenant's leased square footage to the total leasable square footage in the building. In addition, such percentage has been adjusted in accordance with the location of Tenant's space in the building. First floor tenants pay twice as much per square foot of leased space as Tenants on the second and third floors and lower levels.
 Initially, Tenants whose leased space is located on the first floor shall pay Four ($4.00) Dollars per leased square foot for the first year and those Tenants located on the second floor, third floor and the lower level shall pay Two Dollars and 25/100ths ($2.25) per leased square foot for the first year. The maximum amount to be paid by Tenant in any one year during the term of this Lease is Five Dollars and no/100ths ($5.00) per leased square foot for the space located on the first floor and Three Dollars and 25/100ths ($3.25) per leased square foot for the space located on the second and third floors. Such additional rent shall be applied to the following property costs and services.

           A. TAXES: Tenant agrees to pay to Landlord its pro rata share of the general real property taxes and assessments which have been levied or assessed upon such premises for each calendar year or fraction thereof.

           B. UTILITY COSTS: Tenant shall be solely responsible for all charges for public utilities, whether furnished by Landlord or otherwise, and including, but not limited to, gas, electricity, sewer, water and heat.

           In addition, Tenant agrees to pay to Landlord its pro rata share of all charges for public utilities including, but not limited to, sewer, water, gas, electricity, and any other utilities used upon or furnished to the parking lot or common areas or any non Tenant areas of center.

           C. MAINTENANCE, SECURITY AND OPERATION: Tenant agrees to pay to Landlord its pro rata share of all common area maintenance and security expense, parking lot maintenance expense, and all maintenance and security expense of common area of center, including, but not limited to, gardening and landscaping, the cost of public liability and property damage insurance, repairs, replacements, line painting, lighting, sanitary control, removal of snow, trash, rubbish, and garbage, and ten (10%) percent of all the costs included as operating costs to cover the Landlord's administrative and overhead costs. Operating costs shall also include the cost of repairing, maintaining, cleaning and painting the exteriors of the building and the interior common area facilities.

      7. LATE CHARGES: If Tenant fails to pay rent due within 10 days of due date, there shall be a late charge penalty of 5% of the monthly rental assessed against Tenant and such unpaid amount shall bear interest from the due date thereof to the date of payment at the rate of Eighteen (18%) percent per annum.

      8. NET LEASE: Landlord shall not be required to or expected to incur or sustain any expense in and about the leased premises throughout the term of this Lease.

      9. CONDITION OF THE PREMISES: Landlord and Tenant agree that the leased premises shall be in tenantable condition at the commencement of the term of this Lease. Carpeted floors, drywall perimeter walls, (painted) suspended ceiling, one lay in trofter for each 100 feet, one receptacle each 20 feet, sprinkler system, separate meters for heating, air conditioning and electric, one-switch per room, receptacles without switches, no lights in closets. Floor plan as per Exhibit "C".

      10. USE OF THE PREMISES: Tenant shall use the premises during the term hereof for the following purposes only: General Office. Tenant shall be entitled to peaceable and quiet enjoyment of the leased premises upon payment of rent and compliance with the covenants and agreements contained herein and upon complying with all city laws and ordinances applicable to the leased premises.

      11. PARKING: Landlord will provide for use by the Tenant, its employees, customers and visitors space for parking automobiles in the parking facilities provided by Landlord. Landlord agrees to maintain such parking facilities and provide snow removal. Landlord reserves the right to designate and locate parking spaces for Tenant and to establish reasonable rules and regulations with respect to parking.

      12. ALTERATIONS AND REDECORATING: Tenant shall not make any alterations, additions or improvements to the interior or exterior of the leased premises, or redecorate the interior of the leased premises, without Landlord's prior written consent.

      Unless the Landlord consents to their removal, all non-trade fixtures and improvements become Landlord's property, provided, however, Landlord shall have the right to request their removal upon the termination of this Lease, in which case Tenant shall be responsible for the cost of such removal. In the event Landlord consents or requests removal, Tenant shall be responsible for repair of any damage to the premises resulting from such removal.

      13. SIGNS: Tenant shall not erect, place or maintain any sign, awning or advertising matter on the exterior of the building without prior written consent of Landlord. Tenant shall be responsible for the maintenance and repair of such sign, awning or advertising matter. Building signs shall be in the form of letters illuminated from inside fabricated from .060 aluminum with 3/16 acrylic faces. Interior illumination shall be by neon lighting. Letters shall be mounted on aluminum raceway and installed on building fascia with non-corrosive fasteners. Overall length of signs shall not exceed 70% of the storefront footage. Height of letters shall not exceed 24 inches. Landlord consent: Landlord to place Tenant's name on building directory.

      14. MAINTENANCE AND REPAIRS: Tenant shall be responsible for all maintenance and repairs to the leased premises except for maintenance and repairs to major electrical and HVAC systems.

      15. INSURANCE: Tenant shall carry public liability insurance with minimum limits of $500,000 for personal injury and $100,000 for property damage and such policy shall designate the Landlord as an additional insured. Tenant shall insure its leasehold fixtures, inventory, merchandise and personal property for an amount equal to the replacement cost.

      Landlord shall obtain and Tenant shall pay its pro rata share of the premium for fire and extended coverage insurance, liability insurance, and plate glass insurance.

      16.  UNTENANTABILITY BY FIRE OR OTHER CASUALTY:
           A. If the leased premises, a part thereof, or a part of the building are destroyed or damaged by fire or other casualty, and Landlord elects not to repair such damage, Landlord may terminate this Lease by notice to Tenant within thirty (30) days after the date of such fire or other casualty, and all rents as provided in this Lease shall be prorated to the date of such fire or other casualty.
           B. In the event the leased premises, a part thereof, or a part of the building are destroyed or damaged by fire or other casualty and the Landlord elects to rebuild or restore the damaged premises, this Lease shall not terminate and Landlord shall repair the premises at Landlord's expense and all rents or a just portion thereof considering the nature and extent of the damages sustained to the leased premises, shall abate until the leased premises have been repaired or restored by the Landlord.

      17.  ASSIGNMENT OF LEASE:
           A. By Tenant. Tenant shall not assign this Lease or sublet the leased premises or permit any transfer thereof by operation of law without the prior written consent of Landlord, such consent not to be reasonably withheld.
           B. By Landlord. Landlord may assign Landlord's interest in this Lease in connection with a sale or transfer of title to the real estate or for the purpose of mortgaging the premises. Tenant agrees that this Lease shall be subordinate to any mortgage placed upon the premises by Landlord provided that such subordination shall not affect Tenant's rights to possession of the premises under the terms of this Lease.

      18.  RIGHTS AND REMEDIES:
           A. Cumulative. All rights and remedies shall be cumulative and shall not exclude any right allowed by law.
           B. Defaults. If Tenant defaults in the payment of rent or of any of the covenants and agreements of this Lease with such defaults continuing for a period of ten (10) days after written notice thereof or if the Tenant abandons the leased premises, Landlord may at its election terminate the Lease and/or terminate Tenant's right to possession of the leased premises. Landlord may institute an action for possession of the leased premises. Action by the Landlord pursuant to this paragraph shall not relieve the Tenant from any damages recoverable by law because of Tenant's default including, but not limited to, Tenant's obligation to pay rental as provided in this Lease.
           C. Landlord's Right to Enter Premises. Landlord shall have the right to enter Tenant's premises at reasonable times and to show the premises during the last six (6) months of the lease term.
           D. Surrender of Possession. Tenant agrees that upon termination of this Lease in any manner or for any cause, to surrender possession to the Landlord in as good a condition as when Tenant took possession, ordinary wear and tear excepted. In the event Tenant holds over after termination, the tenancy created shall be a month-to-month tenancy.
           E. Notices. Notices may be reserved personally or by certified or registered mail addressed to the Landlord at his principal place of business or to the Tenant at 5301 East State Street, Rockford, Illinois.
           F. Attorney's Fees and Costs. In the event of default by Tenant of any of the provisions of this Lease, Tenant shall be responsible for reasonable attorney's fees, expenses, and costs incurred by the Landlord as a result of such default.

      19. MISCELLANOUS: Tenant's first month rental obligation as set forth below shall be due and payable upon the execution of this Lease.

           Base Rent           $  825.00
           Additional Rent     $  225.00
           Total Monthly Rent  $ 1050.00

      20. COMPLETE AGREEMENT: The parties agree that this Lease constitutes the entire agreement between the Landlord and Tenant and upon execution hereof shall be binding upon the successors and assigns of the parties hereto.

      21. ADDITIONAL PROVISIONS: Tenant may sublet part of the premises to another tenant.

      IN WITNESS WHEREOF, the Landlord and Tenant have respectively executed this Lease on the day and year first above written.

 LANDLORD:                          TENANT:

 ABIDON, INC.,                      MANAGEMENT RESOURCE GROUP

 By:  Stanley Miller                By:  Dan Cataldi
      Secretary,                         President

 PREPARED BY:
 Attorney Nancy Hyzer
 HYZER, HYZER & ZIMMERMAN           -----------------------------------------
 855 North Madison Street                                      , individually
 Rockford, IL 61107
 (815) 965-3600

 ****************************************************************************

                                                                     EX-10.57

                                  L E A S E

      THIS LEASE made this 15th day of November, 1994, by and between:

      STATE STREET INVESTORS OF ROCKFORD, INC., hereinafter referred to as -----------------------------------LANDLORD,

           -and-

      MARK ROULEAU,
      hereinafter referred to as -------------------------------------TENANT.

                             W I T N E S S E T H:

      1. LEASED PREMISES: Landlord, in consideration of the rents provided herein and the covenants and agreements contained herein, leases to Tenant and Tenant leases from Landlord, the following described premises (hereinafter referred to as "leased premises"):

      Commonly known as 5301 East State Street, Rockford, Illinois

      Approximately 525 square feet of space, being approximately 24 feet in width and 23 feet in depth, in the New Towne Plaza II, a Shopping Center, located in Rockford, Illinois, which premises are known as Store Space No. 215D. The boundaries and location of the leased premises are outlined on the site plan of the second floor of the shopping center which is marked Exhibit "A" and attached hereto and incorporated herein by reference.

      2. USE OF ADDITIONAL AREAS: The use and occupation by the Tenant of the leased premises shall include the use in common with others entitled thereto of the common areas, parking areas, driveway and sidewalks as shown on Exhibit "B" which is attached hereto and incorporated herein by reference, and other facilities as may be designated from time to time by the Landlord, subject, however, to the terms and conditions of this Lease and to reasonable rules and regulations for the use thereof as prescribed from time to time by the Landlord.

      3. TERM OF LEASE: The term of this Lease shall commence January 14, 1995, and shall continue for a period of Two (2) years and shall terminate on January 13, 1997.

      4. OPTION TO EXTEND: Tenant is granted the option to renew this lease for an additional Two (2) year term upon the giving of six month's written notice to Landlord prior to the expiration of the original lease term. The base rental for the option period shall be increased by One ($1.00) Dollar per square foot of the leased premises.

      5. BASE RENT: During the term of this Lease, Tenant shall pay rent in the amount of Four Hundred Thirty Seven and 50/100 ($437.50) Dollars per month without any deductions or set-off unless otherwise provided herein in advance of the first day of each month commencing January 14, 1995 and monthly thereafter during the term of this Lease with such rent payable at the office of the Landlord.

      If the Tenant takes possession of the leased premises after the first day of the month, Tenant shall pay a fractional share of the month's rent, prorated on a per diem basis.

      7. LATE CHARGES: If Tenant shall fail to pay when due and payable any rent or any additional rent, there shall be a Twenty-five ($25.00) Dollar late charge assessed against Tenant and such unpaid amount shall bear interest from the due date thereof to the date of payment at the rate of Eighteen (18%) percent per annum.

      9. CONDITION OF THE PREMISES: Landlord and Tenant agree that the leased premises shall be in tenantable condition at the commencement of the term of this Lease. Carpeted floors, drywall perimeter walls, (painted) suspended ceiling, one lay in trofter for each 100 feet, one receptacle each 20 feet, sprinkler system, separate meters for heating, air conditioning and electric, one-switch per room, receptacles are not switched, no lights in closets. Floor plan as per Exhibit "C".

      10. USE OF THE PREMISES: Tenant shall use the premises during the term hereof for the following purposes only: General Office. Tenant shall be entitled to peaceable and quiet enjoyment of the leased premises upon payment of rent and compliance with the covenants and agreements contained herein and upon complying with all city laws and ordinances applicable to the leased premises.

      11. PARKING: Landlord will provide for use by the Tenant, its employees, customers and visitors space for parking automobiles in the parking facilities provided by Landlord. Landlord agrees to maintain such parking facilities and provide snow removal. Landlord reserves the right to designate and locate parking spaces for Tenant and to establish reasonable rules and regulations with respect to parking.

      12. ALTERATIONS AND REDECORATING: Tenant shall not make any alterations, additions or improvements to the interior or exterior of the leased premises, or redecorate the interior of the leased premises, without Landlord's prior written consent.

      13. SIGNS: Tenant shall not erect, place or maintain any sign, awning or advertising matter on the exterior of the building without prior written consent of Landlord. Tenant shall be responsible for the maintenance and repair of such sign, awning or advertising matter. Building signs shall be in the form of letters illuminated from inside fabricated from .060 aluminum with 3/16 acrylic faces. Interior illumination shall be by neon lighting. Letters shall be mounted on aluminum raceway and installed on building fascia with non-corrosive fasteners. Overall length of signs shall not exceed 70% of the storefront footage. Height of letters shall not exceed 24 inches. Landlord consent: Landlord to place Tenant's name on Building Directory.

      14. MAINTENANCE AND REPAIRS: Tenant shall be responsible for all maintenance and repairs to the leased premises.

      15. INSURANCE: Tenant shall carry public liability insurance with minimum limits of $500,000 for personal injury and $100,000 for property damage and such policy shall designate the Landlord as an additional insured. Tenant shall insure its leasehold fixtures, inventory, merchandise and personal property for an amount equal to the replacement cost.

      16.  UNTENANTABILITY BY FIRE OR OTHER CASUALTY:
           A. If the leased premises, a part thereof, or a part of the building are destroyed or damaged by fire or other casualty, and Landlord elects not to repair such damage, Landlord may terminate this Lease by notice to Tenant within thirty (30) days after the date of such fire or other casualty, and all rents as provided in this Lease shall be prorated to the date of such fire or other casualty.
           B. In the event the leased premises, a part thereof, or a part of the building are destroyed or damaged by fire or other casualty and the Landlord elects to rebuild or restore the damaged premises, this Lease shall not terminate and Landlord shall repair the premises at Landlord's expense and all rents or a just portion thereof considering the nature and extent of the damages sustained to the leased premises, shall abate until the leased premises have been repaired or restored by the Landlord.

      17.  ASSIGNMENT OF LEASE:
           A. By Tenant. Tenant shall not assign this Lease or sublet the leased premises or permit any transfer thereof by operation of law without the prior written consent of Landlord, such consent not to be reasonably withheld.
           B. By Landlord. Landlord may assign Landlord's interest in this Lease in connection with a sale or transfer of title to the real estate or for the purpose of mortgaging the premises. Tenant agrees that this Lease shall be subordinate to any mortgage placed upon the premises by Landlord provided that such subordination shall not affect Tenant's rights to possession of the premises under the terms of this Lease.

      18.  RIGHTS AND REMEDIES:
           A. Cumulative. All rights and remedies shall be cumulative and shall not exclude any right allowed by law.
           B. Defaults. If Tenant defaults in the payment of rent or of any of the covenants and agreements of this Lease with such defaults continuing for a period of ten (10) days after written notice thereof or if the Tenant abandons the leased premises, Landlord may at its election terminate the Lease and/or terminate Tenant's right to possession of the leased premises. Landlord may institute an action for possession of the leased premises. Action by the Landlord pursuant to this paragraph shall not relieve the Tenant from any damages recoverable by law because of Tenant's default including, but not limited to, Tenant's obligation to pay rental as provided in this Lease.
           C. Landlord's Right to Enter Premises. Landlord shall have the right to enter Tenant's premises at reasonable times and to show the premises during the last six (6) months of the lease term.
           D. Surrender of Possession. Tenant agrees that upon termination of this Lease in any manner or for any cause, to surrender possession to the Landlord in as good a condition as when Tenant took possession, ordinary wear and tear excepted. In the event Tenant holds over after termination, the tenancy created shall be a month-to-month tenancy.
           E. Notices. Notices may be reserved personally or by certified or registered mail addressed to the Landlord at his principal place of business or to the Tenant at 5301 East State Street, Rockford, Illinois.
           F. Attorney's Fees and Costs. In the event of default by Tenant of any of the provisions of this Lease, Tenant shall be responsible for reasonable attorney's fees, expenses, and costs incurred by the Landlord as a result of such default.

      19. MISCELLANOUS: Tenant's first month rental obligation as set forth below shall be due and payable upon the execution of this Lease.

           Base Rent           $437.50
           Additional Rent     $   -0-
           Total Monthly Rent  $437.50

      20. COMPLETE AGREEMENT: The parties agree that this Lease constitutes the entire agreement between the Landlord and Tenant and upon execution hereof shall be binding upon the successors and assigns of the parties hereto.

      21.  ADDITIONAL PROVISIONS:                            .

      IN WITNESS WHEREOF, the Landlord and Tenant have respectively executed this Lease on the day and year first above written.


 LANDLORD:                               TENANT:

 STATE STREET INVESTORS OF ROCKFORD,     MARK ROULEAU
 INC.

 By:  Stanley Miller                     By:       Mark Rouleau

      Secretary,

 PREPARED BY:
 Attorney Nancy Hyzer
 HYZER, HYZER & ZIMMERMAN
 855 North Madison Street
 Rockford, IL 61107
 (815) 965-3600

                            OPTION TO EXTEND LEASE

 DATE:          January 16, 2001

 LEASE DATED:   11/15/94  Between ABIDON, INC. (LANDLORD) and MARK ROULEAU
 (TENANT), SPACE NO. 215D.

 TENANT wishes to exercise Option to Extend the above lease for an additional Two (2) years ending on January 13, 2003.

 The Base Rental for the Option period shall be Five Hundred Nine Dollars & 69/100 ($509.69) per month plus additional rental of None ($-0-) per month.

 All other terms of the lease remain the same.


      LANDLORD:                          TENANT:

 STATE STREET INVESTORS OF ROCKFORD,     MARK ROULEAU
 INC.

 By:  Stanley Miller                     By:       Mark Rouleau

      Secretary,

 ****************************************************************************

                                                                     EX-10.58

                                  L E A S E

      THIS LEASE made this 11th day of May, 1999, by and between:

      STATE STREET INVESTORS OF ROCKFORD, INC., hereinafter referred to as -----------------------------------LANDLORD,

           -and-

      MARY'S CANDY BOUQUET INC.
      BY MARY LAURENCE,
      hereinafter referred to as -------------------------------------TENANT.

                             W I T N E S S E T H:

      1. LEASED PREMISES: Landlord, in consideration of the rents provided herein and the covenants and agreements contained herein, leases to Tenant and Tenant leases from Landlord, the following described premises (hereinafter referred to as "leased premises"):

      Commonly known as 5301 East State Street, Rockford, Illinois

      Approximately 1200 square feet of space, being approximately 25 feet in width and 50 feet in depth, in the New Towne Plaza II, a Shopping Center, located in Rockford, Illinois, which premises are known as Store Space No.
 107. The boundaries and location of the leased premises are outlined on the site plan of the first floor of the shopping center which is marked Exhibit "A" and attached hereto and incorporated herein by reference.

      2. USE OF ADDITIONAL AREAS: The use and occupation by the Tenant of the leased premises shall include the use in common with others entitled thereto of the common areas, parking areas, driveway and sidewalks as shown on Exhibit "B" which is attached hereto and incorporated herein by reference, and other facilities as may be designated from time to time by the Landlord, subject, however, to the terms and conditions of this Lease and to reasonable rules and regulations for the use thereof as prescribed from time to time by the Landlord.

      3. TERM OF LEASE: The term of this Lease shall commence June 1, 1999, and shall continue for a period of five (5) years and shall terminate on May 31, 2004.

      4. OPTION TO EXTEND: Tenant is granted the option to renew this lease for an additional five (5) year term upon the giving of six month's written notice to Landlord prior to the expiration of the original lease term. The base rental for the option period shall be increased by One ($1.00) Dollar per square foot of the leased premises. In addition, during the option period Tenant shall pay as additional rental Tenant's pro rata share for taxes, utilities and operating expenses in accordance with Paragraph 6 of this Lease.

      5. RENT: During the term of this Lease, Tenant shall pay rent in the amount of Lone Thousand and no/100 ($1000.00) Dollars per month without any deductions or set-off unless otherwise provided herein in advance of the first day of each month commencing June 1, 1999 and monthly thereafter during the term of this Lease with such rent payable at the office of the Landlord.

      If the Tenant takes possession of the leased premises after the first day of the month, Tenant shall pay a fractional share of the month's rent, prorated on a per diem basis.

      6. ADDITIONAL RENTS: In addition to the base rent, Tenant shall pay to Landlord during the term of this Lease additional rents for such costs and services as set forth below which rents may be adjusted at least annually. For purpose of the additional rents, the Tenant's pro rata share shall be .0136 percent (.0136%). Tenant's share has been calculated by computing the percentage of Tenant's leased square footage to the total leasable square footage in the building. In addition, such percentage has been adjusted in accordance with the location of Tenant's space in the building. Initially, Tenants whose leased space is located on the first floor shall pay Four ($4.00) Dollars per leased square foot for the first year and those Tenants located on the second floor, third floor and the lower level shall pay Two Dollars and 25/100ths ($2.25) per leased square foot for the first year. The maximum amount to be paid by Tenant in any one year during the term of this Lease is Five Dollars and 00/100ths ($5.00) per leased square foot for the space located on the first floor and Two Dollars and 75/100ths ($2.75) per leased square foot for the space located on the second and third floors. Such additional rent shall be applied to the following property costs and services.

           A. TAXES: Tenant agrees to pay to Landlord its pro rata share of the general real property taxes and assessments which have been levied or assessed upon such premises for each calendar year or fraction thereof.

           B. UTILITY COSTS: Tenant shall be solely responsible for all charges for public utilities, whether furnished by Landlord or otherwise, and including, but not limited to, gas, electricity, sewer, water and heat.

           In addition, Tenant agrees to pay to Landlord its pro rata share of all charges for public utilities including, but not limited to, sewer, water, gas, electricity, and any other utilities used upon or furnished to the parking lot or common areas or any non Tenant areas of center.

           C. MAINTENANCE, SECURITY AND OPERATION: Tenant agrees to pay to Landlord its pro rata share of all common area maintenance and security expense, parking lot maintenance expense, and all maintenance and security expense of common area of center, including, but not limited to, gardening and landscaping, the cost of public liability and property damage insurance, repairs, replacements, line painting, lighting, sanitary control, removal of snow, trash, rubbish, and garbage, and ten (10%) percent of all the costs included as operating costs to cover the Landlord's administrative and overhead costs. Operating costs shall also include the cost of repairing, maintaining, cleaning and painting the exteriors of the building and the interior common area facilities.

      7. LATE CHARGES: If Tenant fails to pay rent due within 10 days of due date, there shall be a late charge penalty of 5% of the monthly rental assessed against Tenant and such unpaid amount shall bear interest from the due date thereof to the date of payment at the rate of Eighteen (18%) percent per annum.

      8. NET LEASE: Landlord shall not be required to or expected to incur or sustain any expense in and about the leased premises throughout the term of this Lease.

      9. CONDITION OF THE PREMISES: Landlord and Tenant agree that the leased premises shall be in tenantable condition at the commencement of the term of this Lease. Carpeted floors, drywall perimeter walls, (painted) suspended ceiling, one lay in trofter for each 100 feet, one receptacle each 20 feet, sprinkler system, separate meters for heating, air conditioning and electric, one-switch per room, receptacles without switches, no lights in closets. Floor plan as per Exhibit "C".

      10. USE OF THE PREMISES: Tenant shall use the premises during the term hereof for the following purposes only: Retail Sales. Tenant shall be entitled to peaceable and quiet enjoyment of the leased premises upon payment of rent and compliance with the covenants and agreements contained herein and upon complying with all city laws and ordinances applicable to the leased premises.

      11. PARKING: Landlord will provide for use by the Tenant, its employees, customers and visitors space for parking automobiles in the parking facilities provided by Landlord. Landlord agrees to maintain such parking facilities and provide snow removal. Landlord reserves the right to designate and locate parking spaces for Tenant and to establish reasonable rules and regulations with respect to parking.

      12. ALTERATIONS AND REDECORATING: Tenant shall not make any alterations, additions or improvements to the interior or exterior of the leased premises, or redecorate the interior of the leased premises, without Landlord's prior written consent.

      Unless the Landlord consents to their removal, all non-trade fixtures and improvements become Landlord's property, provided, however, Landlord shall have the right to request their removal upon the termination of this Lease, in which case Tenant shall be responsible for the cost of such removal. In the event Landlord consents or requests removal, Tenant shall be responsible for repair of any damage to the premises resulting from such removal.

      13. SIGNS: Tenant shall not erect, place or maintain any sign, awning or advertising matter on the exterior of the building without prior written consent of Landlord. Tenant shall be responsible for the maintenance and repair of such sign, awning or advertising matter. Building signs shall be in the form of letters illuminated from inside fabricated from .060 aluminum with 3/16 acrylic faces. Interior illumination shall be by neon lighting. Letters shall be mounted on aluminum raceway and installed on building fascia with non-corrosive fasteners. Overall length of signs shall not exceed 70% of the storefront footage. Height of letters shall not exceed 24 inches. Landlord consent: Landlord to place Tenant name on building directory. Tenant may install one sign on marquee poles 4' x 10' double faced, illuminated at Tenant's expense.

      14. MAINTENANCE AND REPAIRS: Tenant shall be responsible for all maintenance and repairs to the leased premises except major electrical and HVAC systems.

      15. INSURANCE: Tenant shall carry public liability insurance with minimum limits of $500,000 for personal injury and $100,000 for property damage and such policy shall designate the Landlord as an additional insured. Tenant shall insure its leasehold fixtures, inventory, merchandise and personal property for an amount equal to the replacement cost.

      Landlord shall obtain and Tenant shall pay its pro rata share of the premium for fire and extended coverage insurance, liability insurance, and plate glass insurance.

      16.  UNTENANTABILITY BY FIRE OR OTHER CASUALTY:
           A. If the leased premises, a part thereof, or a part of the building are destroyed or damaged by fire or other casualty, and Landlord elects not to repair such damage, Landlord may terminate this Lease by notice to Tenant within thirty (30) days after the date of such fire or other casualty, and all rents as provided in this Lease shall be prorated to the date of such fire or other casualty.
           B. In the event the leased premises, a part thereof, or a part of the building are destroyed or damaged by fire or other casualty and the Landlord elects to rebuild or restore the damaged premises, this Lease shall not terminate and Landlord shall repair the premises at Landlord's expense and all rents or a just portion thereof considering the nature and extent of the damages sustained to the leased premises, shall abate until the leased premises have been repaired or restored by the Landlord.

      17.  ASSIGNMENT OF LEASE:
           A. By Tenant. Tenant shall not assign this Lease or sublet the leased premises or permit any transfer thereof by operation of law without the prior written consent of Landlord, such consent not to be reasonably withheld.
           B. By Landlord. Landlord may assign Landlord's interest in this Lease in connection with a sale or transfer of title to the real estate or for the purpose of mortgaging the premises. Tenant agrees that this Lease shall be subordinate to any mortgage placed upon the premises by Landlord provided that such subordination shall not affect Tenant's rights to possession of the premises under the terms of this Lease.

      18.  RIGHTS AND REMEDIES:
           A. Cumulative. All rights and remedies shall be cumulative and shall not exclude any right allowed by law.
           B. Defaults. If Tenant defaults in the payment of rent or of any of the covenants and agreements of this Lease with such defaults continuing for a period of ten (10) days after written notice thereof or if the Tenant abandons the leased premises, Landlord may at its election terminate the Lease and/or terminate Tenant's right to possession of the leased premises. Landlord may institute an action for possession of the leased premises. Action by the Landlord pursuant to this paragraph shall not relieve the Tenant from any damages recoverable by law because of Tenant's default including, but not limited to, Tenant's obligation to pay rental as provided in this Lease.
           C. Landlord's Right to Enter Premises. Landlord shall have the right to enter Tenant's premises at reasonable times and to show the premises during the last six (6) months of the lease term.
           D. Surrender of Possession. Tenant agrees that upon termination of this Lease in any manner or for any cause, to surrender possession to the Landlord in as good a condition as when Tenant took possession, ordinary wear and tear excepted. In the event Tenant holds over after termination, the tenancy created shall be a month-to-month tenancy.
           E. Notices. Notices may be reserved personally or by certified or registered mail addressed to the Landlord at his principal place of business or to the Tenant at 5301 East State Street, Rockford, Illinois.
           F. Attorney's Fees and Costs. In the event of default by Tenant of any of the provisions of this Lease, Tenant shall be responsible for reasonable attorney's fees, expenses, and costs incurred by the Landlord as a result of such default.

      19. MISCELLANOUS: Tenant's first month rental obligation as set forth below shall be due and payable upon the execution of this Lease.

           Base Rent           $ 1000.00
           Additional Rent     $  400.00
           Total Monthly Rent  $ 1400.00

      20. COMPLETE AGREEMENT: The parties agree that this Lease constitutes the entire agreement between the Landlord and Tenant and upon execution hereof shall be binding upon the successors and assigns of the parties hereto.

      21. ADDITIONAL PROVISIONS: Tanning beds are not allowed in the leased space during the term of this Lease. BUYOUT: Tenant may cancel this lease at the end of thirty six months (36) by giving six months written notice to landlord and a payment equal to four months (4) rental, five thousand six hundred dollars and no/100s ($5600.00).

      IN WITNESS WHEREOF, the Landlord and Tenant have respectively executed this Lease on the day and year first above written.


 LANDLORD:                               TENANT:

 STATE STREET INVESTORS OF ROCKFORD,     MARY'S CANDY BOUQUET, INC.
 INC.                                    By: MARY LAURENCE

 By:  Stanley Miller                     By:       Mary Laurence
      Secretary,

 PREPARED BY:
 Attorney Nancy Hyzer
 HYZER, HYZER & ZIMMERMAN                ------------------------------------
 855 North Madison Street                                      , individually
 Rockford, IL 61107
 (815) 965-3600

 ****************************************************************************

                                                                     EX-10.59

                                  L E A S E

      THIS LEASE made this 24th day of June, 1997, by and between:

      STATE STREET INVESTORS OF ROCKFORD, INC., hereinafter referred to as -----------------------------------LANDLORD,

           -and-

      MID NORTHERN MANAGEMENT INC.,
      hereinafter referred to as -------------------------------------TENANT.

                             W I T N E S S E T H:

      1. LEASED PREMISES: Landlord, in consideration of the rents provided herein and the covenants and agreements contained herein, leases to Tenant and Tenant leases from Landlord, the following described premises (hereinafter referred to as "leased premises"):

      Commonly known as 5301 East State Street, Rockford, Illinois

      Approximately 1590 square feet of space, being approximately 25 feet in width and 50 plus 25' x 16' feet in depth, in the New Towne Plaza II, a Shopping Center, located in Rockford, Illinois, which premises are known as Store Space No. 304. The boundaries and location of the leased premises are outlined on the site plan of the third floor of the building which is marked Exhibit "A" and attached hereto and incorporated herein by reference.

      2. USE OF ADDITIONAL AREAS: The use and occupation by the Tenant of the leased premises shall include the use in common with others entitled thereto of the common areas, parking areas, driveway and sidewalks as shown on Exhibit "B" which is attached hereto and incorporated herein by reference, and other facilities as may be designated from time to time by the Landlord, subject, however, to the terms and conditions of this Lease and to reasonable rules and regulations for the use thereof as prescribed from time to time by the Landlord.

      3. TERM OF LEASE: The term of this Lease shall commence November 15, 1997, and shall continue for a period of Five (5) years and shall terminate on November 14, 2002.

      4. OPTION TO EXTEND: Tenant is granted the option to renew this lease for an additional Five (5) year term upon the giving of six month's written notice to Landlord prior to the expiration of the original lease term. The
 base rental for the option period shall be increased by One  ($1.00   )
 Dollar per square foot of the leased premises. In addition, during the option period Tenant shall pay as additional rental Tenant's pro rata share for taxes, utilities and operating expenses in accordance with Paragraph 6 of this Lease.

      5. RENT: During the term of this Lease, Tenant shall pay rent in the amount of One Thousand Sixty ($1060.00) Dollars per month without any deductions or set-off unless otherwise provided herein in advance of the first day of each month commencing November 15, 1997 and monthly thereafter during the term of this Lease with such rent payable at the office of the Landlord.

      If the Tenant takes possession of the leased premises after the first day of the month, Tenant shall pay a fractional share of the month's rent, prorated on a per diem basis.

      6. ADDITIONAL RENTS: In addition to the base rent, Tenant shall pay to Landlord during the term of this Lease additional rents for such costs and services as set forth below which rents may be adjusted at least annually. For purpose of the additional rents, the Tenant's pro rata share shall be .0097 percent (.0097%). Tenant's share has been calculated by computing the percentage of Tenant's leased square footage to the total leasable square footage in the building. In addition, such percentage has been adjusted in accordance with the location of Tenant's space in the building. First floor tenants pay twice as much per square foot of leased space as Tenants on the second and third floors and lower levels.
 Initially, Tenants whose leased space is located on the first floor shall pay Three ($3.00) Dollars per leased square foot for the first year and those Tenants located on the second floor, third floor and the lower level shall pay One Dollar ($1.00) per leased square foot for the first year. The maximum amount to be paid by Tenant in any one year during the term of this Lease is Four Dollars and 50/100ths ($4.50) per leased square foot for the space located on the first floor and Two Dollars and 25/100ths ($2.25 per leased square foot for the space located on the second and third floors. Such additional rent shall be applied to the following property costs and services.

           A. TAXES: Tenant agrees to pay to Landlord its pro rata share of the general real property taxes and assessments which have been levied or assessed upon such premises for each calendar year or fraction thereof.

           B. UTILITY COSTS: Tenant shall be solely responsible for all charges for public utilities, whether furnished by Landlord or otherwise, and including, but not limited to, gas, electricity, sewer, water and heat.

           In addition, Tenant agrees to pay to Landlord its pro rata share of all charges for public utilities including, but not limited to, sewer, water, gas, electricity, and any other utilities used upon or furnished to the parking lot or common areas or any non Tenant areas of center.

           C. MAINTENANCE, SECURITY AND OPERATION: Tenant agrees to pay to Landlord its pro rata share of all common area maintenance and security expense, parking lot maintenance expense, and all maintenance and security expense of common area of center, including, but not limited to, gardening and landscaping, the cost of public liability and property damage insurance, repairs, replacements, line painting, lighting, sanitary control, removal of snow, trash, rubbish, and garbage, and ten (10%) percent of all the costs included as operating costs to cover the Landlord's administrative and overhead costs. Operating costs shall also include the cost of repairing, maintaining, cleaning and painting the exteriors of the building and the interior common area facilities.

      7. LATE CHARGES: If Tenant fails to pay rent due within 10 days of due date, there shall be a late charge penalty of 5% of the monthly rental assessed against Tenant and such unpaid amount shall bear interest from the due date thereof to the date of payment at the rate of Eighteen (18%) percent per annum.

      8. NET LEASE: Landlord shall not be required to or expected to incur or sustain any expense in and about the leased premises throughout the term of this Lease.

      9. CONDITION OF THE PREMISES: Landlord and Tenant agree that the leased premises shall be in tenantable condition at the commencement of the term of this Lease. Carpeted floors, drywall perimeter walls, (painted) suspended ceiling, one lay in trofter for each 100 feet, one receptacle each 20 feet, sprinkler system, separate meters for heating, air conditioning and electric, one-switch per room, receptacles without switches, no lights in closets. Floor plan as per Exhibit "C".

      10. USE OF THE PREMISES: Tenant shall use the premises during the term hereof for the following purposes only: General Office. Tenant shall be entitled to peaceable and quiet enjoyment of the leased premises upon payment of rent and compliance with the covenants and agreements contained herein and upon complying with all city laws and ordinances applicable to the leased premises.

      11. PARKING: Landlord will provide for use by the Tenant, its employees, customers and visitors space for parking automobiles in the parking facilities provided by Landlord. Landlord agrees to maintain such parking facilities and provide snow removal. Landlord reserves the right to designate and locate parking spaces for Tenant and to establish reasonable rules and regulations with respect to parking.

      12. ALTERATIONS AND REDECORATING: Tenant shall not make any alterations, additions or improvements to the interior or exterior of the leased premises, or redecorate the interior of the leased premises, without Landlord's prior written consent.

      Unless the Landlord consents to their removal, all non-trade fixtures and improvements become Landlord's property, provided, however, Landlord shall have the right to request their removal upon the termination of this Lease, in which case Tenant shall be responsible for the cost of such removal. In the event Landlord consents or requests removal, Tenant shall be responsible for repair of any damage to the premises resulting from such removal.

      13. SIGNS: Tenant shall not erect, place or maintain any sign, awning or advertising matter on the exterior of the building without prior written consent of Landlord. Tenant shall be responsible for the maintenance and repair of such sign, awning or advertising matter. Building signs shall be in the form of letters illuminated from inside fabricated from .060 aluminum with 3/16 acrylic faces. Interior illumination shall be by neon lighting. Letters shall be mounted on aluminum raceway and installed on building fascia with non-corrosive fasteners. Overall length of signs shall not exceed 70% of the storefront footage. Height of letters shall not exceed 24 inches. Landlord consent: Landlord shall place Tenant's name on Building Directory.

      14.  MAINTENANCE AND REPAIRS: Tenant shall be responsible for all
 maintenance and repairs to the leased premises.                  .

      15. INSURANCE: Tenant shall carry public liability insurance with minimum limits of $500,000 for personal injury and $100,000 for property damage and such policy shall designate the Landlord as an additional insured. Tenant shall insure its leasehold fixtures, inventory, merchandise and personal property for an amount equal to the replacement cost.

      Landlord shall obtain and Tenant shall pay its pro rata share of the premium for fire and extended coverage insurance, liability insurance, and plate glass insurance.

      16.  UNTENANTABILITY BY FIRE OR OTHER CASUALTY:
           A. If the leased premises, a part thereof, or a part of the building are destroyed or damaged by fire or other casualty, and Landlord elects not to repair such damage, Landlord may terminate this Lease by notice to Tenant within thirty (30) days after the date of such fire or other casualty, and all rents as provided in this Lease shall be prorated to the date of such fire or other casualty.
           B. In the event the leased premises, a part thereof, or a part of the building are destroyed or damaged by fire or other casualty and the Landlord elects to rebuild or restore the damaged premises, this Lease shall not terminate and Landlord shall repair the premises at Landlord's expense and all rents or a just portion thereof considering the nature and extent of the damages sustained to the leased premises, shall abate until the leased premises have been repaired or restored by the Landlord.

      17.  ASSIGNMENT OF LEASE:
           A. By Tenant. Tenant shall not assign this Lease or sublet the leased premises or permit any transfer thereof by operation of law without the prior written consent of Landlord, such consent not to be reasonably withheld.
           B. By Landlord. Landlord may assign Landlord's interest in this Lease in connection with a sale or transfer of title to the real estate or for the purpose of mortgaging the premises. Tenant agrees that this Lease shall be subordinate to any mortgage placed upon the premises by Landlord provided that such subordination shall not affect Tenant's rights to possession of the premises under the terms of this Lease.

      18.  RIGHTS AND REMEDIES:
           A. Cumulative. All rights and remedies shall be cumulative and shall not exclude any right allowed by law.
           B. Defaults. If Tenant defaults in the payment of rent or of any of the covenants and agreements of this Lease with such defaults continuing for a period of ten (10) days after written notice thereof or if the Tenant abandons the leased premises, Landlord may at its election terminate the Lease and/or terminate Tenant's right to possession of the leased premises. Landlord may institute an action for possession of the leased premises. Action by the Landlord pursuant to this paragraph shall not relieve the Tenant from any damages recoverable by law because of Tenant's default including, but not limited to, Tenant's obligation to pay rental as provided in this Lease.
           C. Landlord's Right to Enter Premises. Landlord shall have the right to enter Tenant's premises at reasonable times and to show the premises during the last six (6) months of the lease term.
           D. Surrender of Possession. Tenant agrees that upon termination of this Lease in any manner or for any cause, to surrender possession to the Landlord in as good a condition as when Tenant took possession, ordinary wear and tear excepted. In the event Tenant holds over after termination, the tenancy created shall be a month-to-month tenancy.
           E. Notices. Notices may be reserved personally or by certified or registered mail addressed to the Landlord at his principal place of business or to the Tenant at 5301 East State Street, Rockford, Illinois.
           F. Attorney's Fees and Costs. In the event of default by Tenant of any of the provisions of this Lease, Tenant shall be responsible for reasonable attorney's fees, expenses, and costs incurred by the Landlord as a result of such default.

      19. MISCELLANOUS: Tenant's first month rental obligation as set forth below shall be due and payable upon the execution of this Lease.

           Base Rent           $ 1060.00
           Additional Rent     $  198.75
           Total Monthly Rent  $ 1258.75

      20. COMPLETE AGREEMENT: The parties agree that this Lease constitutes the entire agreement between the Landlord and Tenant and upon execution hereof shall be binding upon the successors and assigns of the parties hereto.

      21. ADDITIONAL PROVISIONS: Tanning beds are not allowed at any time during the term of this Lease.

      IN WITNESS WHEREOF, the Landlord and Tenant have respectively executed this Lease on the day and year first above written.


 LANDLORD:                               TENANT:

 STATE STREET INVESTORS OF ROCKFORD,     MID NORTHERN MANAGEMENT, INC.
 INC.

 By:  Stanley Miller                     By:
      Secretary,

 PREPARED BY:
 Attorney Nancy Hyzer
 HYZER, HYZER & ZIMMERMAN
 855 North Madison Street
 Rockford, IL 61107
 (815) 965-3600

 ****************************************************************************

                                                                     EX-10.60

                                  L E A S E

      THIS LEASE made this 13th day of August, 2001, by and between:

      ABIDON, INC.,
      hereinafter referred to as -----------------------------------LANDLORD,

           -and-

      MIDWEST HOME FUNDING, LLC,
      hereinafter referred to as -------------------------------------TENANT.

                             W I T N E S S E T H:

      1. LEASED PREMISES: Landlord, in consideration of the rents provided herein and the covenants and agreements contained herein, leases to Tenant and Tenant leases from Landlord, the following described premises (hereinafter referred to as "leased premises"):

      Commonly known as 5301 East State Street, Rockford, Illinois

      Approximately 1225 square feet of space, being approximately 25 feet in width and 50 feet in depth, in the New Towne Plaza II, a Shopping Center, located in Rockford, Illinois, which premises are known as Store Space No.
 117. The boundaries and location of the leased premises are outlined on the site plan of the first floor of the shopping center which is marked Exhibit "A" and attached hereto and incorporated herein by reference.

      2. USE OF ADDITIONAL AREAS: The use and occupation by the Tenant of the leased premises shall include the use in common with others entitled thereto of the common areas, parking areas, driveway and sidewalks as shown on Exhibit "B" which is attached hereto and incorporated herein by reference, and other facilities as may be designated from time to time by the Landlord, subject, however, to the terms and conditions of this Lease and to reasonable rules and regulations for the use thereof as prescribed from time to time by the Landlord.

      3. TERM OF LEASE: The term of this Lease shall commence September 1, 2001, and shall continue for a period of Three (3) years and shall terminate on August 31, 2004.

      4. OPTION TO EXTEND: Tenant is granted the option to renew this lease for an additional Three (3) year term upon the giving of six month's written notice to Landlord prior to the expiration of the original lease term. The base rental for the option period shall be increased by One ($1.00) Dollar per square foot of the leased premises. In addition, during the option period Tenant shall pay as additional rental Tenant's pro rata share for taxes, utilities and operating expenses in accordance with Paragraph 6 of this Lease.

      5. RENT: During the term of this Lease, Tenant shall pay rent in the amount of Eight Hundred Sixteen & 67/100 ($816.67) Dollars per month without any deductions or set-off unless otherwise provided herein in advance of the first day of each month commencing September 1, 2001 and monthly thereafter during the term of this Lease with such rent payable at the office of the Landlord.

      If the Tenant takes possession of the leased premises after the first day of the month, Tenant shall pay a fractional share of the month's rent, prorated on a per diem basis.

      6. ADDITIONAL RENTS: In addition to the base rent, Tenant shall pay to Landlord during the term of this Lease additional rents for such costs and services as set forth below which rents may be adjusted at least annually. For purpose of the additional rents, the Tenant's pro rata share shall be .13962 percent (.13962%). Tenant's share has been calculated by computing the percentage of Tenant's leased square footage to the total leasable square footage in the building. In addition, such percentage has been adjusted in accordance with the location of Tenant's space in the building. First floor tenants pay twice as much per square foot of leased space as Tenants on the second and third floors and lower levels.
 Initially, Tenants whose leased space is located on the first floor shall pay Four ($4.00) Dollars per leased square foot for the first year and those Tenants located on the second floor, third floor and the lower level shall pay Two Dollars and 25/100ths ($2.25) per leased square foot for the first year. The maximum amount to be paid by Tenant in any one year during the term of this Lease is Five Dollars and 25/100ths ($5.25) per leased square foot for the space located on the first floor and Three Dollars and 25/100ths ($3.25) per leased square foot for the space located on the second and third floors. Such additional rent shall be applied to the following property costs and services.

           A. TAXES: Tenant agrees to pay to Landlord its pro rata share of the general real property taxes and assessments which have been levied or assessed upon such premises for each calendar year or fraction thereof.

           B. UTILITY COSTS: Tenant shall be solely responsible for all charges for public utilities, whether furnished by Landlord or otherwise, and including, but not limited to, gas, electricity, sewer, water and heat.

           In addition, Tenant agrees to pay to Landlord its pro rata share of all charges for public utilities including, but not limited to, sewer, water, gas, electricity, and any other utilities used upon or furnished to the parking lot or common areas or any non Tenant areas of center.

           C. MAINTENANCE, SECURITY AND OPERATION: Tenant agrees to pay to Landlord its pro rata share of all common area maintenance and security expense, parking lot maintenance expense, and all maintenance and security expense of common area of center, including, but not limited to, gardening and landscaping, the cost of public liability and property damage insurance, repairs, replacements, line painting, lighting, sanitary control, removal of snow, trash, rubbish, and garbage, and ten (10%) percent of all the costs included as operating costs to cover the Landlord's administrative and overhead costs. Operating costs shall also include the cost of repairing, maintaining, cleaning and painting the exteriors of the building and the interior common area facilities.

      7. LATE CHARGES: If Tenant fails to pay rent due within 10 days of due date, there shall be a late charge penalty of 5% of the monthly rental assessed against Tenant and such unpaid amount shall bear interest from the due date thereof to the date of payment at the rate of Eighteen (18%) percent per annum.

      8. NET LEASE: Landlord shall not be required to or expected to incur or sustain any expense in and about the leased premises throughout the term of this Lease.

      9. CONDITION OF THE PREMISES: Landlord and Tenant agree that the leased premises shall be in tenantable condition at the commencement of the term of this Lease. Carpeted floors, drywall perimeter walls, (painted) suspended ceiling, one lay in trofter for each 100 feet, one receptacle each 20 feet, sprinkler system, separate meters for heating, air conditioning and electric, one-switch per room, receptacles without switches, no lights in closets. Floor plan as per Exhibit "C".

      10. USE OF THE PREMISES: Tenant shall use the premises during the term hereof for the following purposes only: General Office. Tenant shall be entitled to peaceable and quiet enjoyment of the leased premises upon payment of rent and compliance with the covenants and agreements contained herein and upon complying with all city laws and ordinances applicable to the leased premises.

      11. PARKING: Landlord will provide for use by the Tenant, its employees, customers and visitors space for parking automobiles in the parking facilities provided by Landlord. Landlord agrees to maintain such parking facilities and provide snow removal. Landlord reserves the right to designate and locate parking spaces for Tenant and to establish reasonable rules and regulations with respect to parking.

      12. ALTERATIONS AND REDECORATING: Tenant shall not make any alterations, additions or improvements to the interior or exterior of the leased premises, or redecorate the interior of the leased premises, without Landlord's prior written consent.

      Unless the Landlord consents to their removal, all non-trade fixtures and improvements become Landlord's property, provided, however, Landlord shall have the right to request their removal upon the termination of this Lease, in which case Tenant shall be responsible for the cost of such removal. In the event Landlord consents or requests removal, Tenant shall be responsible for repair of any damage to the premises resulting from such removal.

      13. SIGNS: Tenant shall not erect, place or maintain any sign, awning or advertising matter on the exterior of the building without prior written consent of Landlord. Tenant shall be responsible for the maintenance and repair of such sign, awning or advertising matter. Building signs shall be in the form of letters illuminated from inside fabricated from .060 aluminum with 3/16 acrylic faces. Interior illumination shall be by neon lighting. Letters shall be mounted on aluminum raceway and installed on building fascia with non-corrosive fasteners. Overall length of signs shall not exceed 70% of the storefront footage. Height of letters shall not exceed 24 inches. Landlord consent: Landlord to place Tenant's name on building directory.

      14.  MAINTENANCE AND REPAIRS: Tenant shall be responsible for all
 maintenance and repairs to the leased premises.                  .

      15. INSURANCE: Tenant shall carry public liability insurance with minimum limits of $500,000 for personal injury and $100,000 for property damage and such policy shall designate the Landlord as an additional insured. Tenant shall insure its leasehold fixtures, inventory, merchandise and personal property for an amount equal to the replacement cost.

      Landlord shall obtain and Tenant shall pay its pro rata share of the premium for fire and extended coverage insurance, liability insurance, and plate glass insurance.

      16.  UNTENANTABILITY BY FIRE OR OTHER CASUALTY:
           A. If the leased premises, a part thereof, or a part of the building are destroyed or damaged by fire or other casualty, and Landlord elects not to repair such damage, Landlord may terminate this Lease by notice to Tenant within thirty (30) days after the date of such fire or other casualty, and all rents as provided in this Lease shall be prorated to the date of such fire or other casualty.
           B. In the event the leased premises, a part thereof, or a part of the building are destroyed or damaged by fire or other casualty and the Landlord elects to rebuild or restore the damaged premises, this Lease shall not terminate and Landlord shall repair the premises at Landlord's expense and all rents or a just portion thereof considering the nature and extent of the damages sustained to the leased premises, shall abate until the leased premises have been repaired or restored by the Landlord.

      17.  ASSIGNMENT OF LEASE:
           A. By Tenant. Tenant shall not assign this Lease or sublet the leased premises or permit any transfer thereof by operation of law without the prior written consent of Landlord, such consent not to be reasonably withheld.
           B. By Landlord. Landlord may assign Landlord's interest in this Lease in connection with a sale or transfer of title to the real estate or for the purpose of mortgaging the premises. Tenant agrees that this Lease shall be subordinate to any mortgage placed upon the premises by Landlord provided that such subordination shall not affect Tenant's rights to possession of the premises under the terms of this Lease.

      18.  RIGHTS AND REMEDIES:
           A. Cumulative. All rights and remedies shall be cumulative and shall not exclude any right allowed by law.
           B. Defaults. If Tenant defaults in the payment of rent or of any of the covenants and agreements of this Lease with such defaults continuing for a period of ten (10) days after written notice thereof or if the Tenant abandons the leased premises, Landlord may at its election terminate the Lease and/or terminate Tenant's right to possession of the leased premises. Landlord may institute an action for possession of the leased premises. Action by the Landlord pursuant to this paragraph shall not relieve the Tenant from any damages recoverable by law because of Tenant's default including, but not limited to, Tenant's obligation to pay rental as provided in this Lease.
           C. Landlord's Right to Enter Premises. Landlord shall have the right to enter Tenant's premises at reasonable times and to show the premises during the last six (6) months of the lease term.
           D. Surrender of Possession. Tenant agrees that upon termination of this Lease in any manner or for any cause, to surrender possession to the Landlord in as good a condition as when Tenant took possession, ordinary wear and tear excepted. In the event Tenant holds over after termination, the tenancy created shall be a month-to-month tenancy.
           E. Notices. Notices may be reserved personally or by certified or registered mail addressed to the Landlord at his principal place of business or to the Tenant at 5301 East State Street, Rockford, Illinois.
           F. Attorney's Fees and Costs. In the event of default by Tenant of any of the provisions of this Lease, Tenant shall be responsible for reasonable attorney's fees, expenses, and costs incurred by the Landlord as a result of such default.

      19. MISCELLANOUS: Tenant's first month rental obligation as set forth below shall be due and payable upon the execution of this Lease.

           Base Rent           $  816.67
           Additional Rent     $  408.33
           Total Monthly Rent  $ 1225.00

      20. COMPLETE AGREEMENT: The parties agree that this Lease constitutes the entire agreement between the Landlord and Tenant and upon execution hereof shall be binding upon the successors and assigns of the parties hereto.

      IN WITNESS WHEREOF, the Landlord and Tenant have respectively executed this Lease on the day and year first above written.


 LANDLORD:                               TENANT:

 ABIDON, INC.                            MIDWEST HOME FUNDING LLC

 By:  Stanley Miller                     By:  Robert C. Brey
      Secretary,                              President

 PREPARED BY:
 Attorney Nancy Hyzer
 HYZER, HYZER & ZIMMERMAN                ------------------------------------
 855 North Madison Street                                      , individually
 Rockford, IL 61107
 (815) 965-3600

 ****************************************************************************

                                                                     EX-10.61

                                  L E A S E

      THIS LEASE made this 19th day of September, 2001, by and between:

      ABIDON, INC.,
      hereinafter referred to as -----------------------------------LANDLORD,

           -and-

      MIDWEST SLEEP & NEURODIAGNOSITC INSTITUTE INC., hereinafter referred to as -------------------------------------TENANT.

                             W I T N E S S E T H:

      1. LEASED PREMISES: Landlord, in consideration of the rents provided herein and the covenants and agreements contained herein, leases to Tenant and Tenant leases from Landlord, the following described premises (hereinafter referred to as "leased premises"):

      Commonly known as 5301 East State Street, Rockford, Illinois

      Approximately 2900 square feet of space, being approximately 78 feet in width and 50'8" feet in depth, less 26'4" x 29'8" & 9' x 19'8", in the New Towne Plaza II, a Shopping Center, located in Rockford, Illinois, which premises are known as Store Space No. 207. The boundaries and location of the leased premises are outlined on the site plan of the second floor of the shopping center which is marked Exhibit "A" and attached hereto and incorporated herein by reference.

      2. USE OF ADDITIONAL AREAS: The use and occupation by the Tenant of the leased premises shall include the use in common with others entitled thereto of the common areas, parking areas, driveway and sidewalks as shown on Exhibit "B" which is attached hereto and incorporated herein by reference, and other facilities as may be designated from time to time by the Landlord, subject, however, to the terms and conditions of this Lease and to reasonable rules and regulations for the use thereof as prescribed from time to time by the Landlord.

      3. TERM OF LEASE: The term of this Lease shall commence November 1, 2001, and shall continue for a period of Four (4) years and one month and shall terminate on November 30, 2005.

      4. OPTION TO EXTEND: Tenant is granted the option to renew this lease for an additional Five (5) year term upon the giving of six month's written notice to Landlord prior to the expiration of the original lease term. The base rental for the option period shall be increased by One ($1.00) Dollar per square foot of the leased premises. In addition, during the option period Tenant shall pay as additional rental Tenant's pro rata share for taxes, utilities and operating expenses in accordance with Paragraph 6 of this Lease.

      5. RENT: During the term of this Lease, Tenant shall pay rent in the amount of One Thousand Eight Hundred Seventy Two & 92/100ths ($1872.92) Dollars per month without any deductions or set-off unless otherwise provided herein in advance of the first day of each month commencing November 1, 2001 and monthly thereafter during the term of this Lease with such rent payable at the office of the Landlord.

      If the Tenant takes possession of the leased premises after the first day of the month, Tenant shall pay a fractional share of the month's rent, prorated on a per diem basis.

      6. ADDITIONAL RENTS: In addition to the base rent, Tenant shall pay to Landlord during the term of this Lease additional rents for such costs and services as set forth below which rents may be adjusted at least annually. For purpose of the additional rents, the Tenant's pro rata share shall be .018592 percent (.018592%). Tenant's share has been calculated by computing the percentage of Tenant's leased square footage to the total leasable square footage in the building. In addition, such percentage has been adjusted in accordance with the location of Tenant's space in the building. First floor tenants pay twice as much per square foot of leased space as Tenants on the second and third floors and lower levels.
 Initially, Tenants whose leased space is located on the second floor, shall pay Two Dollars and 25/100ths ($2.25) per leased square foot for the first year. The maximum amount to be paid by Tenant in any one year during the term of this Lease is Three Dollars and 25/100ths ($3.25) per leased square foot per year. Such additional rent shall be applied to the following property costs and services.

           A. TAXES: Tenant agrees to pay to Landlord its pro rata share of the general real property taxes and assessments which have been levied or assessed upon such premises for each calendar year or fraction thereof.

           B. UTILITY COSTS: Tenant shall be solely responsible for all charges for public utilities, whether furnished by Landlord or otherwise, and including, but not limited to, gas, electricity, sewer, water and heat.

           In addition, Tenant agrees to pay to Landlord its pro rata share of all charges for public utilities including, but not limited to, sewer, water, gas, electricity, and any other utilities used upon or furnished to the parking lot or common areas or any non Tenant areas of center.

           C. MAINTENANCE, SECURITY AND OPERATION: Tenant agrees to pay to Landlord its pro rata share of all common area maintenance and security expense, parking lot maintenance expense, and all maintenance and security expense of common area of center, including, but not limited to, gardening and landscaping, the cost of public liability and property damage insurance, repairs, replacements, line painting, lighting, sanitary control, removal of snow, trash, rubbish, and garbage, and ten (10%) percent of all the costs included as operating costs to cover the Landlord's administrative and overhead costs. Operating costs shall also include the cost of repairing, maintaining, cleaning and painting the exteriors of the building and the interior common area facilities.

      7. LATE CHARGES: If Tenant fails to pay rent due within 10 days of due date, there shall be a late charge penalty of 5% of the monthly rental assessed against Tenant and such unpaid amount shall bear interest from the due date thereof to the date of payment at the rate of Eighteen (18%) percent per annum.

      8. NET LEASE: Landlord shall not be required to or expected to incur or sustain any expense in and about the leased premises throughout the term of this Lease.

      9. CONDITION OF THE PREMISES: Landlord and Tenant agree that the leased premises shall be in tenantable condition at the commencement of the term of this Lease. Carpeted floors, drywall perimeter walls, (painted) suspended ceiling, one lay in trofter for each 100 feet, one receptacle each 20 feet, sprinkler system, separate meters for heating, air conditioning and electric, one-switch per room, receptacles without switches, no lights in closets. Floor plan as per Exhibit "C".

      10. USE OF THE PREMISES: Tenant shall use the premises during the term hereof for the following purposes only: General Office. Tenant shall be entitled to peaceable and quiet enjoyment of the leased premises upon payment of rent and compliance with the covenants and agreements contained herein and upon complying with all city laws and ordinances applicable to the leased premises.

      11. PARKING: Landlord will provide for use by the Tenant, its employees, customers and visitors space for parking automobiles in the parking facilities provided by Landlord. Landlord agrees to maintain such parking facilities and provide snow removal. Landlord reserves the right to designate and locate parking spaces for Tenant and to establish reasonable rules and regulations with respect to parking.

      12. ALTERATIONS AND REDECORATING: Tenant shall not make any alterations, additions or improvements to the interior or exterior of the leased premises, or redecorate the interior of the leased premises, without Landlord's prior written consent.

      Unless the Landlord consents to their removal, all non-trade fixtures and improvements become Landlord's property, provided, however, Landlord shall have the right to request their removal upon the termination of this Lease, in which case Tenant shall be responsible for the cost of such removal. In the event Landlord consents or requests removal, Tenant shall be responsible for repair of any damage to the premises resulting from such removal.

      13. SIGNS: Tenant shall not erect, place or maintain any sign, awning or advertising matter on the exterior of the building without prior written consent of Landlord. Tenant shall be responsible for the maintenance and repair of such sign, awning or advertising matter. Building signs shall be in the form of letters illuminated from inside fabricated from .060 aluminum with 3/16 acrylic faces. Interior illumination shall be by neon lighting. Letters shall be mounted on aluminum raceway and installed on building fascia with non-corrosive fasteners. Overall length of signs shall not exceed 70% of the storefront footage. Height of letters shall not exceed 24 inches. Landlord consent: Landlord to place Tenant's name on building directory.

      14. MAINTENANCE AND REPAIRS: Tenant shall be responsible for all maintenance and repairs to the leased premises except for maintenance and repairs to major electrical and HVAC systems.

      15. INSURANCE: Tenant shall carry public liability insurance with minimum limits of $500,000 for personal injury and $100,000 for property damage and such policy shall designate the Landlord as an additional insured. Tenant shall insure its leasehold fixtures, inventory, merchandise and personal property for an amount equal to the replacement cost.

      Landlord shall obtain and Tenant shall pay its pro rata share of the premium for fire and extended coverage insurance, liability insurance, and plate glass insurance.

      16.  UNTENANTABILITY BY FIRE OR OTHER CASUALTY:
           A. If the leased premises, a part thereof, or a part of the building are destroyed or damaged by fire or other casualty, and Landlord elects not to repair such damage, Landlord may terminate this Lease by notice to Tenant within thirty (30) days after the date of such fire or other casualty, and all rents as provided in this Lease shall be prorated to the date of such fire or other casualty.
           B. In the event the leased premises, a part thereof, or a part of the building are destroyed or damaged by fire or other casualty and the Landlord elects to rebuild or restore the damaged premises, this Lease shall not terminate and Landlord shall repair the premises at Landlord's expense and all rents or a just portion thereof considering the nature and extent of the damages sustained to the leased premises, shall abate until the leased premises have been repaired or restored by the Landlord.

      17.  ASSIGNMENT OF LEASE:
           A. By Tenant. Tenant shall not assign this Lease or sublet the leased premises or permit any transfer thereof by operation of law without the prior written consent of Landlord, such consent not to be reasonably withheld.
           B. By Landlord. Landlord may assign Landlord's interest in this Lease in connection with a sale or transfer of title to the real estate or for the purpose of mortgaging the premises. Tenant agrees that this Lease shall be subordinate to any mortgage placed upon the premises by Landlord provided that such subordination shall not affect Tenant's rights to possession of the premises under the terms of this Lease.

      18.  RIGHTS AND REMEDIES:
           A. Cumulative. All rights and remedies shall be cumulative and shall not exclude any right allowed by law.
           B. Defaults. If Tenant defaults in the payment of rent or of any of the covenants and agreements of this Lease with such defaults continuing for a period of ten (10) days after written notice thereof or if the Tenant abandons the leased premises, Landlord may at its election terminate the Lease and/or terminate Tenant's right to possession of the leased premises. Landlord may institute an action for possession of the leased premises. Action by the Landlord pursuant to this paragraph shall not relieve the Tenant from any damages recoverable by law because of Tenant's default including, but not limited to, Tenant's obligation to pay rental as provided in this Lease.
           C. Landlord's Right to Enter Premises. Landlord shall have the right to enter Tenant's premises at reasonable times and to show the premises during the last six (6) months of the lease term.
           D. Surrender of Possession. Tenant agrees that upon termination of this Lease in any manner or for any cause, to surrender possession to the Landlord in as good a condition as when Tenant took possession, ordinary wear and tear excepted. In the event Tenant holds over after termination, the tenancy created shall be a month-to-month tenancy.
           E. Notices. Notices may be reserved personally or by certified or registered mail addressed to the Landlord at his principal place of business or to the Tenant at 5301 East State Street, Rockford, Illinois.
           F. Attorney's Fees and Costs. In the event of default by Tenant of any of the provisions of this Lease, Tenant shall be responsible for reasonable attorney's fees, expenses, and costs incurred by the Landlord as a result of such default.

      19. MISCELLANOUS: Tenant's first month rental obligation as set forth below shall be due and payable upon the execution of this Lease.

           Base Rent           $ 1872.92
           Additional Rent     $  543.75
           Total Monthly Rent  $ 2416.67

      20. COMPLETE AGREEMENT: The parties agree that this Lease constitutes the entire agreement between the Landlord and Tenant and upon execution hereof shall be binding upon the successors and assigns of the parties hereto.
      21. ADDITIONAL PROVISIONS: Present lease between Abidon Inc. and Midwest Sleep & Neurodiagnostic Institute Inc. to be cancelled upon execution of this Lease.

      IN WITNESS WHEREOF, the Landlord and Tenant have respectively executed this Lease on the day and year first above written.


 LANDLORD:                          TENANT:

 ABIDON, INC.                       MIDWEST SLEEP & NEURO-
                                    DIAGNOSTIC INSTITUTE INC.

 By:  Stanley Miller                By:  Laura N. Tinley
      Secretary,                         President

 PREPARED BY:
 Attorney Nancy Hyzer
 HYZER, HYZER & ZIMMERMAN           -----------------------------------------
 855 North Madison Street                                      , individually
 Rockford, IL 61107
 (815) 965-3600

 ****************************************************************************

                                                                     EX-10.62

                                  L E A S E

      THIS LEASE made this 15th day of September, 1999, by and between:

      STATE STREET INVESTORS OF ROCKFORD, INC., hereinafter referred to as -----------------------------------LANDLORD,

           -and-

      MILLWARD BROWN INC.,
      hereinafter referred to as -------------------------------------TENANT.

                             W I T N E S S E T H:

      1. LEASED PREMISES: Landlord, in consideration of the rents provided herein and the covenants and agreements contained herein, leases to Tenant and Tenant leases from Landlord, the following described premises (hereinafter referred to as "leased premises"):

      Commonly known as 5301 East State Street, Rockford, Illinois

      Approximately 5,650 square feet of space, being approximately 50 plus 13' x 51' feet in width and 100 feet in depth, in the New Towne Plaza II, a Shopping Center, located in Rockford, Illinois, which premises are known as Store Space No. 312. The boundaries and location of the leased premises are outlined on the site plan of the third floor of the shopping center which is marked Exhibit "A" and attached hereto and incorporated herein by reference.

      2. USE OF ADDITIONAL AREAS: The use and occupation by the Tenant of the leased premises shall include the use in common with others entitled thereto of the common areas, parking areas, driveway and sidewalks as shown on Exhibit "B" which is attached hereto and incorporated herein by reference, and other facilities as may be designated from time to time by the Landlord, subject, however, to the terms and conditions of this Lease and to reasonable rules and regulations for the use thereof as prescribed from time to time by the Landlord.

      3. TERM OF LEASE: The term of this Lease shall commence February 1, 2000, and shall continue for a period of Three (3) years and shall terminate on January 31, 2003.

      4. OPTION TO EXTEND: Tenant is granted the option to renew this lease for an additional Three (3) year term upon the giving of six month's written notice to Landlord prior to the expiration of the original lease term. The base rental for the option period shall be increased by -0- ($-0-) Dollars per square foot of the leased premises. In addition, during the option period Tenant shall pay as additional rental Tenant's pro rata share for taxes, utilities and operating expenses in accordance with Paragraph 6 of this Lease.

      5. RENT: During the term of this Lease, Tenant shall pay rent in the amount of Four Thousand Seven Hundred Eight & 33/100 ($4708.33) Dollars per month without any deductions or set-off unless otherwise provided herein in advance of the first day of each month commencing February 1, 2000 and monthly thereafter during the term of this Lease with such rent payable at the office of the Landlord.

      If the Tenant takes possession of the leased premises after the first day of the month, Tenant shall pay a fractional share of the month's rent, prorated on a per diem basis.

      6. ADDITIONAL RENTS: In addition to the base rent, Tenant shall pay to Landlord during the term of this Lease additional rents for such costs and services as set forth below which rents may be adjusted at least annually. For purpose of the additional rents, the Tenant's pro rata share shall be 3.459 percent (3.459%). Tenant's share has been calculated by computing the percentage of Tenant's leased square footage to the total leasable square footage in the building. In addition, such percentage has been adjusted in accordance with the location of Tenant's space in the building. Initially, Tenants whose leased space is located on the third floor shall pay Two Dollars and 25/100ths ($2.25) per leased square foot for the first year. The maximum amount to be paid by Tenant in any one year during the term of this Lease is Two Dollars and 75/100ths ($2.75) per leased square foot for the space located on the third floor. Such additional rent shall be applied to the following property cost and services. Such amount to be pro rated for partial years during the lease term.

           A. TAXES: Tenant agrees to pay to Landlord its pro rata share of the general real property taxes and assessments exclusive of penalties and interest which have been levied or assessed upon such premises for each calendar year or fraction thereof during the lease term.

           B. UTILITY COSTS: Tenant shall be solely responsible for all reasonable and customary charges for public utilities, whether furnished by Landlord or otherwise exclusively to the leased premises, and including, but not limited to, gas, electricity, sewer, water and heat. Landlord shall provide the following services to the leased premises: heat, air conditioning, elevator, water and electricity for Tenant's comfortable occupancy of leased premises.

           In addition, Tenant agrees to pay to Landlord its pro rata share of all charges for public utilities including, but not limited to, sewer, water, gas, electricity, and any other utilities used upon or furnished to the parking lot or common areas or any non Tenant areas of center which benefit all Tenants of center and are not required to be paid by any one particular Tenant.

           C. MAINTENANCE, SECURITY AND OPERATION: Tenant agrees to pay to Landlord its pro rata share of all common area maintenance and security expense, parking lot maintenance expense, and all maintenance and security expense of common area of center, including, but not limited to, gardening and landscaping, the cost of public liability and property damage insurance, repairs, replacements, line painting, lighting, sanitary control, removal of snow and ice, trash, rubbish, and garbage, and ten (10%) percent of all the costs included as operating costs to cover the Landlord's administrative and overhead costs. Operating costs shall also include the cost of repairing, maintaining, cleaning and painting the exteriors of the building and the interior common area facilities.

      7. LATE CHARGES: If Tenant fails to pay rent due within 10 days of due date, there shall be a late charge penalty of 5% of the monthly rental assessed against Tenant and such unpaid amount shall bear interest from the due date thereof to the date of payment at the rate of Eighteen (18%) percent per annum.

      8. NET LEASE: Landlord shall not be required to or expected to incur or sustain any expense in and about the leased premises throughout the term of this Lease.

      9. CONDITION OF THE PREMISES: Landlord and Tenant agree that the leased premises shall be in tenantable condition at the commencement of the term of this Lease. Carpeted floors, drywall perimeter walls, (painted) suspended ceiling, one lay in trofter for each 100 feet, one receptacle each 20 feet, sprinkler system, separate meters for heating, air conditioning and electric, one-switch per room, receptacles without switches, no lights in closets. Floor plan as per Exhibit "C".

      10. USE OF THE PREMISES: Tenant shall use the premises during the term hereof for the following purposes only: General Office, Marketing and Marketing Research. Tenant shall be entitled to peaceable and quiet enjoyment of the leased premises upon payment of rent and compliance with the covenants and agreements contained herein and upon complying with all city laws and ordinances applicable to the leased premises.

      11. PARKING: Landlord will provide for use by the Tenant, its employees, customers and visitors space for parking automobiles in the parking facilities provided by Landlord. Landlord agrees to maintain such parking facilities and provide snow and ice removal. Landlord reserves the right to designate and locate parking spaces for Tenant and to establish reasonable rules and regulations with respect to parking.

      12. ALTERATIONS AND REDECORATING: Tenant shall not make any alterations, additions or improvements to the interior or exterior of the leased premises, or redecorate the interior of the leased premises, without Landlord's prior written consent, which consent shall not be unreasonably withheld or delayed.

      Unless the Landlord consents to their removal, all non-trade fixtures and improvements become Landlord's property, provided, however, Landlord shall have the right to request their removal upon the termination of this Lease, in which case Tenant shall be responsible for the cost of such removal. In the event Landlord consents or requests removal, Tenant shall be responsible for repair of any damage to the premises resulting from such removal.

      13. SIGNS: Tenant shall not erect, place or maintain any sign, awning or advertising matter on the exterior of the building without prior written consent of Landlord. Tenant shall be responsible for the maintenance and repair of such sign, awning or advertising matter. Building signs shall be in the form of letters illuminated from inside fabricated from .060 aluminum with 3/16 acrylic faces. Interior illumination shall be by neon lighting. Letters shall be mounted on aluminum raceway and installed on building fascia with non-corrosive fasteners. Overall length of signs shall not exceed 70% of the storefront footage. Height of letters shall not exceed 24 inches. Landlord consent: Landlord will provide Tenant's company name on Directory inside main entrance to building and plaque beside space entrance door. Tenant may purchase one 4' x 11' sign for marquee on first come first serve basis.

      14. MAINTENANCE AND REPAIRS: Tenant shall be responsible for all maintenance and repairs to the leased premises except major electrical and HVAC systems.

      15. INSURANCE: Tenant shall carry public liability insurance with minimum limits of $500,000 for personal injury and $100,000 for property damage and such policy shall designate the Landlord as an additional insured. Tenant shall insure its leasehold fixtures, inventory, merchandise and personal property for an amount equal to the replacement cost.

      Landlord shall obtain and Tenant shall pay its pro rata share of the premium for fire and extended coverage insurance, liability insurance, and plate glass insurance.

      16.  UNTENANTABILITY BY FIRE OR OTHER CASUALTY:
           A. If the leased premises, a material part thereof, or a material part of the building are destroyed or damaged by fire or other casualty, and Landlord elects not to repair such damage, Landlord may terminate this Lease by notice to Tenant within thirty (30) days after the date of such fire or other casualty, and all rents as provided in this Lease shall be prorated to the date of such fire or other casualty.
           B. In the event the leased premises, a part thereof, or a part of the building are destroyed or damaged by fire or other casualty and the Landlord elects or is required to rebuild or restore the damaged premises, this Lease shall not terminate and Landlord shall repair the premises at Landlord's expense and all rents or a just portion thereof considering the nature and extent of the damages sustained to the leased premises, shall abate until the leased premises have been repaired or restored by the Landlord and Tenant can lawfully occupy same.

      17.  ASSIGNMENT OF LEASE:
           A. By Tenant. Tenant shall not assign this Lease or sublet the leased premises or permit any transfer thereof by operation of law without the prior written consent of Landlord, such consent not to be reasonably withheld or delayed.
           B. By Landlord. Landlord may assign Landlord's interest in this Lease in connection with a sale or transfer of title to the real estate or for the purpose of mortgaging the premises. Tenant agrees that this Lease shall be subordinate to any mortgage placed upon the premises by Landlord provided that such subordination shall not affect Tenant's rights to possession of the premises under the terms of this Lease.

      18.  RIGHTS AND REMEDIES:
           A. Cumulative. All rights and remedies shall be cumulative and shall not exclude any right allowed by law.
           B. Defaults. If Tenant defaults in the payment of rent or of any of the covenants and agreements of this Lease with such defaults continuing for a period of ten (10) days after written notice thereof or if the Tenant abandons the leased premises, Landlord may at its election terminate the Lease and/or terminate Tenant's right to possession of the leased premises. Landlord may institute an action for possession of the leased premises. Action by the Landlord pursuant to this paragraph shall not relieve the Tenant from any damages recoverable by law because of Tenant's default including, but not limited to, Tenant's obligation to pay rental as provided in this Lease.
           C. Landlord's Right to Enter Premises. Landlord shall have the right to enter Tenant's premises at reasonable times and to show the premises with reasonable notice during the last six (6) months of the lease term.
           D. Surrender of Possession. Tenant agrees that upon termination of this Lease in any manner or for any cause, to surrender possession to the Landlord in as good a condition as when Tenant took possession, ordinary wear and tear excepted. In the event Tenant holds over after termination, the tenancy created shall be a month-to-month tenancy with rental rates in effect immediately prior to termination.
           E. Notices. Notices may be reserved personally or by certified or registered mail addressed to the Landlord at his principal place of business or to the Tenant at 5301 East State Street, Rockford, Illinois, or fax to 1-708-505-0077, with a copy to: Millward Brown Inc. 585 E. Diehl Rd., Naperville, IL 60565, Attn: Paul Jaskowiak.
           F. Attorney's Fees and Costs. In the event of default by Tenant of any of the provisions of this Lease, Tenant shall be responsible for reasonable attorney's fees, expenses, and costs incurred by the Landlord as a result of such default.

      19. MISCELLANOUS: Tenant's first month rental obligation as set forth below shall be due and payable upon the execution of this Lease.

           Base Rent           $4708.33
           Additional Rent     $1059.38
           Total Monthly Rent  $5767.71

      20. COMPLETE AGREEMENT: The parties agree that this Lease constitutes the entire agreement between the Landlord and Tenant and upon execution hereof shall be binding upon the successors and assigns of the parties hereto.

      21. ADDITIONAL PROVISIONS: Tanning beds are not allowed in the leased space during the term of this Lease. Tenant shall have the right without consent of Landlord to sublet the leased premises or assign this Lease to an Affiliate of Tenant. For purposes herein, "Affiliate" shall mean any person or any entity or corporation controlling, controlled by or under common control with Tenant.

      22. [exhibits C & D] Landlord to remodel as per revised floor plan. Remove paper on steel columns in dialing room and paint, remove and replace all carpeting in all rooms with like carpeting and replace all vinyl base, do all electrical changes for lighting and electrical outlets. Install protective corner moldings. Landlord to complete work at Landlord's expense as soon as possible.

      IN WITNESS WHEREOF, the Landlord and Tenant have respectively executed this Lease on the day and year first above written.


 LANDLORD:                               TENANT:

 STATE STREET INVESTORS OF ROCKFORD,     MILLWARD BROWN
 INC.

 By:  Stanley Miller                     By:  David Sandberg
      Secretary,                              CFO

 PREPARED BY:
 Attorney Nancy Hyzer
 HYZER, HYZER & ZIMMERMAN                ------------------------------------
 855 North Madison Street                                      , individually
 Rockford, IL 61107
 (815) 965-3600

 ****************************************************************************

                                                                     EX-10.63

                                  L E A S E

      THIS LEASE made this 10th day of August, 1999, by and between:

      STATE STREET INVESTORS OF ROCKFORD, INC., hereinafter referred to as -----------------------------------LANDLORD,

           -and-

      NATURAL GOODNESS INC.,
      hereinafter referred to as -------------------------------------TENANT.

                             W I T N E S S E T H:

      1. LEASED PREMISES: Landlord, in consideration of the rents provided herein and the covenants and agreements contained herein, leases to Tenant and Tenant leases from Landlord, the following described premises (hereinafter referred to as "leased premises"):

      Commonly known as 5301 East State Street, Rockford, Illinois

      Approximately 1000 square feet of space, being approximately 26 feet in width and 43 feet in depth, in the New Towne Plaza II, a Shopping Center, located in Rockford, Illinois, which premises are known as Store Space No.
 103. The boundaries and location of the leased premises are outlined on the site plan of the first floor of the shopping center which is marked Exhibit "A" and attached hereto and incorporated herein by reference.

      2. USE OF ADDITIONAL AREAS: The use and occupation by the Tenant of the leased premises shall include the use in common with others entitled thereto of the common areas, parking areas, driveway and sidewalks as shown on Exhibit "B" which is attached hereto and incorporated herein by reference, and other facilities as may be designated from time to time by the Landlord, subject, however, to the terms and conditions of this Lease and to reasonable rules and regulations for the use thereof as prescribed from time to time by the Landlord.

      3. TERM OF LEASE: The term of this Lease shall commence September 1, 1999, and shall continue for a period of Five (5) years and shall terminate on August 31, 2004.

      4. OPTION TO EXTEND: Tenant is granted the option to renew this lease for an additional Five (5) year term upon the giving of six month's written notice to Landlord prior to the expiration of the original lease term. The base rental for the option period shall be increased by Two ($2.00) Dollars per square foot of the leased premises. In addition, during the option period Tenant shall pay as additional rental Tenant's pro rata share for taxes, utilities and operating expenses in accordance with Paragraph 6 of this Lease.

      5. RENT: During the term of this Lease, Tenant shall pay rent in the amount of Six Hundred Sixty Six & 67/100 ($666.67) Dollars per month without any deductions or set-off unless otherwise provided herein in advance of the first day of each month commencing September 1, 1999 and monthly thereafter during the term of this Lease with such rent payable at the office of the Landlord.

      If the Tenant takes possession of the leased premises after the first day of the month, Tenant shall pay a fractional share of the month's rent, prorated on a per diem basis.

      6. ADDITIONAL RENTS: In addition to the base rent, Tenant shall pay to Landlord during the term of this Lease additional rents for such costs and services as set forth below which rents may be adjusted at least annually. For purpose of the additional rents, the Tenant's pro rata share shall be .0114 percent (.0114%). Tenant's share has been calculated by computing the percentage of Tenant's leased square footage to the total leasable square footage in the building. In addition, such percentage has been adjusted in accordance with the location of Tenant's space in the building. Initially, Tenants whose leased space is located on the first floor shall pay Four ($4.00) Dollars per leased square foot for the first year and those Tenants located on the second floor, third floor and the lower level shall pay Two Dollars and 25/100ths ($2.25) per leased square foot for the first year. The maximum amount to be paid by Tenant in any one year during the term of this Lease is Five Dollars ($5.00) per leased square foot for the space located on the first floor and Two Dollars and 75/100ths ($2.75) per leased square foot for the space located on the second and third floors. Such additional rent shall be applied to the following property costs and services.

           A. TAXES: Tenant agrees to pay to Landlord its pro rata share of the general real property taxes and assessments which have been levied or assessed upon such premises for each calendar year or fraction thereof.

           B. UTILITY COSTS: Tenant shall be solely responsible for all charges for public utilities, whether furnished by Landlord or otherwise, and including, but not limited to, gas, electricity, sewer, water and heat.

           In addition, Tenant agrees to pay to Landlord its pro rata share of all charges for public utilities including, but not limited to, sewer, water, gas, electricity, and any other utilities used upon or furnished to the parking lot or common areas or any non Tenant areas of center.

           C. MAINTENANCE, SECURITY AND OPERATION: Tenant agrees to pay to Landlord its pro rata share of all common area maintenance and security expense, parking lot maintenance expense, and all maintenance and security expense of common area of center, including, but not limited to, gardening and landscaping, the cost of public liability and property damage insurance, repairs, replacements, line painting, lighting, sanitary control, removal of snow, trash, rubbish, and garbage, and ten (10%) percent of all the costs included as operating costs to cover the Landlord's administrative and overhead costs. Operating costs shall also include the cost of repairing, maintaining, cleaning and painting the exteriors of the building and the interior common area facilities.

      7. LATE CHARGES: If Tenant fails to pay rent due within 10 days of due date, there shall be a late charge penalty of 5% of the monthly rental assessed against Tenant and such unpaid amount shall bear interest from the due date thereof to the date of payment at the rate of Eighteen (18%) percent per annum.

      8. NET LEASE: Landlord shall not be required to or expected to incur or sustain any expense in and about the leased premises throughout the term of this Lease.

      9. CONDITION OF THE PREMISES: Landlord and Tenant agree that the leased premises shall be in tenantable condition at the commencement of the term of this Lease. Carpeted floors, drywall perimeter walls, (painted) suspended ceiling, one lay in trofter for each 100 feet, one receptacle each 20 feet, sprinkler system, separate meters for heating, air conditioning and electric, one-switch per room, receptacles without switches, no lights in closets. Floor plan as per Exhibit "C".

      10. USE OF THE PREMISES: Tenant shall use the premises during the term hereof for the following purposes only: Retail Sales. Tenant shall be entitled to peaceable and quiet enjoyment of the leased premises upon payment of rent and compliance with the covenants and agreements contained herein and upon complying with all city laws and ordinances applicable to the leased premises.

      11. PARKING: Landlord will provide for use by the Tenant, its employees, customers and visitors space for parking automobiles in the parking facilities provided by Landlord. Landlord agrees to maintain such parking facilities and provide snow removal. Landlord reserves the right to designate and locate parking spaces for Tenant and to establish reasonable rules and regulations with respect to parking.

      12. ALTERATIONS AND REDECORATING: Tenant shall not make any alterations, additions or improvements to the interior or exterior of the leased premises, or redecorate the interior of the leased premises, without Landlord's prior written consent.

      Unless the Landlord consents to their removal, all non-trade fixtures and improvements become Landlord's property, provided, however, Landlord shall have the right to request their removal upon the termination of this Lease, in which case Tenant shall be responsible for the cost of such removal. In the event Landlord consents or requests removal, Tenant shall be responsible for repair of any damage to the premises resulting from such removal.

      13. SIGNS: Tenant shall not erect, place or maintain any sign, awning or advertising matter on the exterior of the building without prior written consent of Landlord. Tenant shall be responsible for the maintenance and repair of such sign, awning or advertising matter. Building signs shall be in the form of letters illuminated from inside fabricated from .060 aluminum with 3/16 acrylic faces. Interior illumination shall be by neon lighting. Letters shall be mounted on aluminum raceway and installed on building fascia with non-corrosive fasteners. Overall length of signs shall not exceed 70% of the storefront footage. Height of letters shall not exceed 24 inches. Landlord consent: Landlord to place Tenant's name on building directory. Tenant may install one sign on marquee poles 4' x 10' double faced, illuminated at Tenant's expense if space is available.

      14. MAINTENANCE AND REPAIRS: Tenant shall be responsible for all maintenance and repairs to the leased premises except major electrical and HVAC systems.

      15. INSURANCE: Tenant shall carry public liability insurance with minimum limits of $500,000 for personal injury and $100,000 for property damage and such policy shall designate the Landlord as an additional insured. Tenant shall insure its leasehold fixtures, inventory, merchandise and personal property for an amount equal to the replacement cost.

      Landlord shall obtain and Tenant shall pay its pro rata share of the premium for fire and extended coverage insurance, liability insurance, and plate glass insurance.

      16.  UNTENANTABILITY BY FIRE OR OTHER CASUALTY:
           A. If the leased premises, a part thereof, or a part of the building are destroyed or damaged by fire or other casualty, and Landlord elects not to repair such damage, Landlord may terminate this Lease by notice to Tenant within thirty (30) days after the date of such fire or other casualty, and all rents as provided in this Lease shall be prorated to the date of such fire or other casualty.
           B. In the event the leased premises, a part thereof, or a part of the building are destroyed or damaged by fire or other casualty and the Landlord elects to rebuild or restore the damaged premises, this Lease shall not terminate and Landlord shall repair the premises at Landlord's expense and all rents or a just portion thereof considering the nature and extent of the damages sustained to the leased premises, shall abate until the leased premises have been repaired or restored by the Landlord.

      17.  ASSIGNMENT OF LEASE:
           A. By Tenant. Tenant shall not assign this Lease or sublet the leased premises or permit any transfer thereof by operation of law without the prior written consent of Landlord, such consent not to be reasonably withheld.
           B. By Landlord. Landlord may assign Landlord's interest in this Lease in connection with a sale or transfer of title to the real estate or for the purpose of mortgaging the premises. Tenant agrees that this Lease shall be subordinate to any mortgage placed upon the premises by Landlord provided that such subordination shall not affect Tenant's rights to possession of the premises under the terms of this Lease.

      18.  RIGHTS AND REMEDIES:
           A. Cumulative. All rights and remedies shall be cumulative and shall not exclude any right allowed by law.
           B. Defaults. If Tenant defaults in the payment of rent or of any of the covenants and agreements of this Lease with such defaults continuing for a period of ten (10) days after written notice thereof or if the Tenant abandons the leased premises, Landlord may at its election terminate the Lease and/or terminate Tenant's right to possession of the leased premises. Landlord may institute an action for possession of the leased premises. Action by the Landlord pursuant to this paragraph shall not relieve the Tenant from any damages recoverable by law because of Tenant's default including, but not limited to, Tenant's obligation to pay rental as provided in this Lease.
           C. Landlord's Right to Enter Premises. Landlord shall have the right to enter Tenant's premises at reasonable times and to show the premises during the last six (6) months of the lease term.
           D. Surrender of Possession. Tenant agrees that upon termination of this Lease in any manner or for any cause, to surrender possession to the Landlord in as good a condition as when Tenant took possession, ordinary wear and tear excepted. In the event Tenant holds over after termination, the tenancy created shall be a month-to-month tenancy.
           E. Notices. Notices may be reserved personally or by certified or registered mail addressed to the Landlord at his principal place of business or to the Tenant at 5301 East State Street, Rockford, Illinois.
           F. Attorney's Fees and Costs. In the event of default by Tenant of any of the provisions of this Lease, Tenant shall be responsible for reasonable attorney's fees, expenses, and costs incurred by the Landlord as a result of such default.

      19. MISCELLANOUS: Tenant's first month rental obligation as set forth below shall be due and payable upon the execution of this Lease.

           Base Rent           $  666.67
           Additional Rent     $  333.33
           Total Monthly Rent  $ 1000.00

      20. COMPLETE AGREEMENT: The parties agree that this Lease constitutes the entire agreement between the Landlord and Tenant and upon execution hereof shall be binding upon the successors and assigns of the parties hereto.

      21. ADDITIONAL PROVISIONS: Tanning beds are not allowed in the leased space during the term of this Lease.

      IN WITNESS WHEREOF, the Landlord and Tenant have respectively executed this Lease on the day and year first above written.


 LANDLORD:                               TENANT:

 STATE STREET INVESTORS OF ROCKFORD,     NATURAL GOODNESS INC.
 INC.

 By:  Stanley Miller                     By:  Julie A. Thompson
      Secretary,                              President

 PREPARED BY:
 Attorney Nancy Hyzer
 HYZER, HYZER & ZIMMERMAN                ------------------------------------
 855 North Madison Street                                      , individually
 Rockford, IL 61107
 (815) 965-3600

                             ASSIGNMENT OF LEASE


      AGREEMENT by and between NATURAL GOODNESS, INC. (Lessee), and HARKNESS INSURANCE LLC (Assignee), and STATE STREET INVESTORS OF ROCKFORD, INC., (Owner). For value received, it is agreed by and between the parties that:

      1. Lessee hereby agrees to assign, transfer and deliver to Assignee all of Lessee's remaining rights in and to a certain lease between Lessee and Owner for premises known as:

      5301 East State Street, Rockford, Illinois,

 under lease dated August 10, 1999.


      2. Assignee agrees to accept said Lease, pay all rents and punctually perform all Lessee's remaining obligations under said Lease accruing after the date of delivery of possession to the Assignee as contained herein.

      3. The parties acknowledge that Lessee shall deliver possession of the leased premises to Assignee on October 1, 2000 (effective date); time being of the essence. All rights and other charges accrued under the Lease prior to said date shall be fully paid by Lessee and thereafter by the
 Assignee:

      4.   Owner hereby assents to the assignment of lease, provided that:
           a) Assent to the assignment shall not discharge Lessee of its obligations to pay rent under the Lease in the event of breach by Assignee.
           b) In the event of breach by Assignee, Owner shall provide Lessee with written notice of same and Lessee shall have full rights to recover possession of the leased premises (in the name of Landlord, if necessary) and retain all rights for the duration of said Lease provided it shall pay all accrued rents and cure any other default.

      5. The parties acknowledge the Lease to be in good standing and in full force and effect without modification.

      6.   The original Lease Agreement is attached hereto as "ADDENDUM ONE."

      7. This agreement shall be binding upon and inure to the benefit of the parties, their successors, assigns and personal representatives.

      Signed this 29th Day of September, 2000.


                               Julie A. Thompson
                               Lessee, NATURAL GOODNESS, INC.


                               Charles D. Harkness
                               Assignee, HARKNESS INSURANCE LLC


                               Stanley Miller, Sec.
                               Owner, STATE STREET INVESTORS OF
                               ROCKFORD, INC.

 ****************************************************************************

                                                                     EX-10.64

                                  L E A S E

      THIS LEASE made this 15th day of February, 2000, by and between:

      UBUY2 INC.,
      hereinafter referred to as -----------------------------------LANDLORD,

           -and-

      NECCHI NEW HOME SEWING CENTER,
      hereinafter referred to as -------------------------------------TENANT.

                             W I T N E S S E T H:

      1. LEASED PREMISES: Landlord, in consideration of the rents provided herein and the covenants and agreements contained herein, leases to Tenant and Tenant leases from Landlord, the following described premises (hereinafter referred to as "leased premises"):

      Commonly known as 5301 East State Street, Rockford, Illinois

      Approximately 3630 square feet of space, being approximately 51 feet in width and 64 feet in depth, plus 7' x 28' & 12' x 28' in the New Towne Plaza II, a Shopping Center, located in Rockford, Illinois, which premises are known as Store Space No. 109 & 110. The boundaries and location of the leased premises are outlined on the site plan of the first floor of the shopping center which is marked Exhibit "A" and attached hereto and incorporated herein by reference.

      2. USE OF ADDITIONAL AREAS: The use and occupation by the Tenant of the leased premises shall include the use in common with others entitled thereto of the common areas, parking areas, driveway and sidewalks as shown on Exhibit "B" which is attached hereto and incorporated herein by reference, and other facilities as may be designated from time to time by the Landlord, subject, however, to the terms and conditions of this Lease and to reasonable rules and regulations for the use thereof as prescribed from time to time by the Landlord.

      3. TERM OF LEASE: The term of this Lease shall commence March 1, 2000, and shall continue for a period of Ten (10) years and shall terminate on February 29, 2010.

      4. OPTION TO EXTEND: Tenant is granted the option to renew this lease for an additional Ten (10) year term upon the giving of six month's written notice to Landlord prior to the expiration of the original lease term. The
 base rental for the option period shall be increased by Two ($2.00    )
 Dollars per square foot of the leased premises. In addition, during the option period Tenant shall pay as additional rental Tenant's pro rata share for taxes, utilities and operating expenses in accordance with Paragraph 6 of this Lease.

      5. RENT: During the term of this Lease, Tenant shall pay rent in the amount of Two Thousand Five Hundred Seventy One & 25/100 ($2571.25) Dollars per month without any deductions or set-off unless otherwise provided herein in advance of the first day of each month commencing March 1, 2000 and monthly thereafter during the term of this Lease with such rent payable at the office of the Landlord.

      If the Tenant takes possession of the leased premises after the first day of the month, Tenant shall pay a fractional share of the month's rent, prorated on a per diem basis.

      6. ADDITIONAL RENTS: In addition to the base rent, Tenant shall pay to Landlord during the term of this Lease additional rents for such costs and services as set forth below which rents may be adjusted at least annually. For purpose of the additional rents, the Tenant's pro rata share shall be .041372 percent (.041372%). Tenant's share has been calculated by computing the percentage of Tenant's leased square footage to the total leasable square footage in the building. In addition, such percentage has been adjusted in accordance with the location of Tenant's space in the building. Initially, Tenants whose leased space is located on the first floor shall pay Four ($4.00) Dollars per leased square foot for the first year. The maximum amount to be paid by Tenant in any one year during the term of this Lease is Five Dollars ($5.00) per leased square foot for the space located on the first floor. Such additional rent shall be applied to the following property costs and services.

           A. TAXES: Tenant agrees to pay to Landlord its pro rata share of the general real property taxes and assessments which have been levied or assessed upon such premises for each calendar year or fraction thereof.

           B. UTILITY COSTS: Tenant shall be solely responsible for all charges for public utilities, whether furnished by Landlord or otherwise, and including, but not limited to, gas, electricity, sewer, water and heat.

           In addition, Tenant agrees to pay to Landlord its pro rata share of all charges for public utilities including, but not limited to, sewer, water, gas, electricity, and any other utilities used upon or furnished to the parking lot or common areas or any non Tenant areas of center.

           C. MAINTENANCE, SECURITY AND OPERATION: Tenant agrees to pay to Landlord its pro rata share of all common area maintenance and security expense, parking lot maintenance expense, and all maintenance and security expense of common area of center, including, but not limited to, gardening and landscaping, the cost of public liability and property damage insurance, repairs, replacements, line painting, lighting, sanitary control, removal of snow, trash, rubbish, and garbage, and ten (10%) percent of all the costs included as operating costs to cover the Landlord's administrative and overhead costs. Operating costs shall also include the cost of repairing, maintaining, cleaning and painting the exteriors of the building and the interior common area facilities.

      7. LATE CHARGES: If Tenant fails to pay rent due within 10 days of due date, there shall be a late charge penalty of 5% of the monthly rental assessed against Tenant and such unpaid amount shall bear interest from the due date thereof to the date of payment at the rate of Eighteen (18%) percent per annum.

      8. NET LEASE: Landlord shall not be required to or expected to incur or sustain any expense in and about the leased premises throughout the term of this Lease.

      9. CONDITION OF THE PREMISES: Landlord and Tenant agree that the leased premises shall be in tenantable condition at the commencement of the term of this Lease. Carpeted floors, drywall perimeter walls, (painted) suspended ceiling, one lay in trofter for each 100 feet, one receptacle each 20 feet, sprinkler system, separate meters for heating, air conditioning and electric, one-switch per room, receptacles without switches, no lights in closets. Floor plan as per Exhibit "C".

      10. USE OF THE PREMISES: Tenant shall use the premises during the term hereof for the following purposes only: Retail sales and service, sewing machines and other miscellaneous items. Tenant shall be entitled to peaceable and quiet enjoyment of the leased premises upon payment of rent and compliance with the covenants and agreements contained herein and upon complying with all city laws and ordinances applicable to the leased premises.

      11. PARKING: Landlord will provide for use by the Tenant, its employees, customers and visitors space for parking automobiles in the parking facilities provided by Landlord. Landlord agrees to maintain such parking facilities and provide snow removal. Landlord reserves the right to designate and locate parking spaces for Tenant and to establish reasonable rules and regulations with respect to parking.

      12. ALTERATIONS AND REDECORATING: Tenant shall not make any alterations, additions or improvements to the interior or exterior of the leased premises, or redecorate the interior of the leased premises, without Landlord's prior written consent.

      Unless the Landlord consents to their removal, all non-trade fixtures and improvements become Landlord's property, provided, however, Landlord shall have the right to request their removal upon the termination of this Lease, in which case Tenant shall be responsible for the cost of such removal. In the event Landlord consents or requests removal, Tenant shall be responsible for repair of any damage to the premises resulting from such removal.

      13. SIGNS: Tenant shall not erect, place or maintain any sign, awning or advertising matter on the exterior of the building without prior written consent of Landlord. Tenant shall be responsible for the maintenance and repair of such sign, awning or advertising matter. Building signs shall be in the form of letters illuminated from inside fabricated from .060 aluminum with 3/16 acrylic faces. Interior illumination shall be by neon lighting. Letters shall be mounted on aluminum raceway and installed on building fascia with non-corrosive fasteners. Overall length of signs shall not exceed 70% of the storefront footage. Height of letters shall not exceed 24 inches. Landlord consent: One sign individual letters over awning 18' x 24" and also one 4' x 10' sign on poles in front of building allowed. One small sign on interior hall door at entrance to Necchi New Home Sewing Center. Additional appropriated signs in interior rental space.

      14. MAINTENANCE AND REPAIRS: Tenant shall be responsible for all maintenance and repairs to the leased premises except major electrical and HVAC systems.

      15. INSURANCE: Tenant shall carry public liability insurance with minimum limits of $500,000 for personal injury and $100,000 for property damage and such policy shall designate the Landlord as an additional insured. Tenant shall insure its leasehold fixtures, inventory, merchandise and personal property for an amount equal to the replacement cost.

      Landlord shall obtain and Tenant shall pay its pro rata share of the premium for fire and extended coverage insurance, liability insurance, and plate glass insurance.

      16.  UNTENANTABILITY BY FIRE OR OTHER CASUALTY:
           A. If the leased premises, a part thereof, or a part of the building are destroyed or damaged by fire or other casualty, and Landlord elects not to repair such damage, Landlord may terminate this Lease by notice to Tenant within thirty (30) days after the date of such fire or other casualty, and all rents as provided in this Lease shall be prorated to the date of such fire or other casualty.
           B. In the event the leased premises, a part thereof, or a part of the building are destroyed or damaged by fire or other casualty and the Landlord elects to rebuild or restore the damaged premises, this Lease shall not terminate and Landlord shall repair the premises at Landlord's expense and all rents or a just portion thereof considering the nature and extent of the damages sustained to the leased premises, shall abate until the leased premises have been repaired or restored by the Landlord.

      17.  ASSIGNMENT OF LEASE:
           A. By Tenant. Tenant shall not assign this Lease or sublet the leased premises or permit any transfer thereof by operation of law without the prior written consent of Landlord, such consent not to be reasonably withheld.
           B. By Landlord. Landlord may assign Landlord's interest in this Lease in connection with a sale or transfer of title to the real estate or for the purpose of mortgaging the premises. Tenant agrees that this Lease shall be subordinate to any mortgage placed upon the premises by Landlord provided that such subordination shall not affect Tenant's rights to possession of the premises under the terms of this Lease.

      18.  RIGHTS AND REMEDIES:
           A. Cumulative. All rights and remedies shall be cumulative and shall not exclude any right allowed by law.
           B. Defaults. If Tenant defaults in the payment of rent or of any of the covenants and agreements of this Lease with such defaults continuing for a period of ten (10) days after written notice thereof or if the Tenant abandons the leased premises, Landlord may at its election terminate the Lease and/or terminate Tenant's right to possession of the leased premises. Landlord may institute an action for possession of the leased premises. Action by the Landlord pursuant to this paragraph shall not relieve the Tenant from any damages recoverable by law because of Tenant's default including, but not limited to, Tenant's obligation to pay rental as provided in this Lease.
           C. Landlord's Right to Enter Premises. Landlord shall have the right to enter Tenant's premises at reasonable times and to show the premises during the last six (6) months of the lease term.
           D. Surrender of Possession. Tenant agrees that upon termination of this Lease in any manner or for any cause, to surrender possession to the Landlord in as good a condition as when Tenant took possession, ordinary wear and tear excepted. In the event Tenant holds over after termination, the tenancy created shall be a month-to-month tenancy.
           E. Notices. Notices may be reserved personally or by certified or registered mail addressed to the Landlord at his principal place of business or to the Tenant at 5301 East State Street, Rockford, Illinois.
           F. Attorney's Fees and Costs. In the event of default by Tenant of any of the provisions of this Lease, Tenant shall be responsible for reasonable attorney's fees, expenses, and costs incurred by the Landlord as a result of such default.

      19. MISCELLANOUS: Tenant's first month rental obligation as set forth below shall be due and payable upon the execution of this Lease.

           Base Rent           $2571.25
           Additional Rent     $1210.00
           Total Monthly Rent  $3781.25

      20. COMPLETE AGREEMENT: The parties agree that this Lease constitutes the entire agreement between the Landlord and Tenant and upon execution hereof shall be binding upon the successors and assigns of the parties hereto.

      IN WITNESS WHEREOF, the Landlord and Tenant have respectively executed this Lease on the day and year first above written.


 LANDLORD:                               TENANT:
 UBUY2 INC.                              NECCHI NEW HOME SEWING CENTER

 By:  Stanley Miller                     By:  Larry Bromberg
      Secretary,


 PREPARED BY:
 Attorney Nancy Hyzer
 HYZER, HYZER & ZIMMERMAN                ------------------------------------
 855 North Madison Street                                      , individually
 Rockford, IL 61107
 (815) 965-3600
 Rev. 7/98

 ****************************************************************************

                                                                     EX-10.65

                                  L E A S E

      THIS LEASE made this 12th day of March, 2001, by and between:

      ABIDON INC.,
      hereinafter referred to as -----------------------------------LANDLORD,

           -and-

      NORBERT J. WICK,
      hereinafter referred to as -------------------------------------TENANT.

                             W I T N E S S E T H:

      1. LEASED PREMISES: Landlord, in consideration of the rents provided herein and the covenants and agreements contained herein, leases to Tenant and Tenant leases from Landlord, the following described premises (hereinafter referred to as "leased premises"):

      Commonly known as 5301 East State Street, Rockford, Illinois

      Approximately 280 square feet of space, being approximately 13 feet in width and 22 feet in depth, in the New Towne Plaza II, a Shopping Center, located in Rockford, Illinois, which premises are known as Store Space No. 216B. The boundaries and location of the leased premises are outlined on the site plan of the second floor of the shopping center which is marked Exhibit "A" and attached hereto and incorporated herein by reference.

      2. USE OF ADDITIONAL AREAS: The use and occupation by the Tenant of the leased premises shall include the use in common with others entitled thereto of the common areas, parking areas, driveway and sidewalks as shown on Exhibit "B" which is attached hereto and incorporated herein by reference, and other facilities as may be designated from time to time by the Landlord, subject, however, to the terms and conditions of this Lease and to reasonable rules and regulations for the use thereof as prescribed from time to time by the Landlord.

      3. TERM OF LEASE: The term of this Lease shall commence March 12, 2001, and shall continue for a period of One (1) year and shall terminate on March 11, 2002.

      4. OPTION TO EXTEND: Tenant is granted the option to renew this lease for an additional One (1) year term upon the giving of six month's written notice to Landlord prior to the expiration of the original lease term. The base rental for the option period shall be increased by -0- ($-0-) Dollars per square foot of the leased premises. In addition, during the option period Tenant shall pay as additional rental Tenant's pro rata share for taxes, utilities and operating expenses in accordance with Paragraph 6 of this Lease.

      5. RENT: During the term of this Lease, Tenant shall pay rent in the amount of Two Hundred Eighty & no/100 ($280.00) Dollars per month without any deductions or set-off unless otherwise provided herein in advance of the first day of each month commencing March 12, 2001 and monthly thereafter during the term of this Lease with such rent payable at the office of the Landlord.

      If the Tenant takes possession of the leased premises after the first day of the month, Tenant shall pay a fractional share of the month's rent, prorated on a per diem basis.

      6. TAXES AND ASSESSMENTS: Landlord shall pay all real estate taxes and assessments which may be levied upon such premises during the term of this Lease.

      7. UTILITIES AND SERVICES: Landlord shall pay utilities including heat, air conditioning, electricity, gas, water, garbage, sewer and waste removal in connection with the use and occupancy of the premises.

      8. LATE CHARGES: If Tenant fails to pay rent due within 10 days of due date, there shall be a late charge penalty of 5% of the monthly rental assessed against Tenant and such unpaid amount shall bear interest from the due date thereof to the date of payment at the rate of Eighteen (18%) percent per annum.

      9. CONDITION OF THE PREMISES: Landlord and Tenant agree that the leased premises shall be in tenantable condition at the commencement of the term of this Lease. Carpeted floors, drywall perimeter walls, (painted) suspended ceiling, one lay in trofter for each 100 feet, one receptacle each 20 feet, sprinkler system, separate meters for heating, air conditioning and electric, one-switch per room, receptacles without switches, no lights in closets. Floor plan as per Exhibit "C".

      10. USE OF THE PREMISES: Tenant shall use the premises during the term hereof for the following purposes only: General Office. Tenant shall be entitled to peaceable and quiet enjoyment of the leased premises upon payment of rent and compliance with the covenants and agreements contained herein and upon complying with all city laws and ordinances applicable to the leased premises.

      11. PARKING: Landlord will provide for use by the Tenant, its employees, customers and visitors space for parking automobiles in the parking facilities provided by Landlord. Landlord agrees to maintain such parking facilities and provide snow removal. Landlord reserves the right to designate and locate parking spaces for Tenant and to establish reasonable rules and regulations with respect to parking.

      12. ALTERATIONS AND REDECORATING: Tenant shall not make any alterations, additions or improvements to the interior or exterior of the leased premises, or redecorate the interior of the leased premises, without Landlord's prior written consent.

      Unless the Landlord consents to their removal, all non-trade fixtures and improvements become Landlord's property, provided, however, Landlord shall have the right to request their removal upon the termination of this Lease, in which case Tenant shall be responsible for the cost of such removal. In the event Landlord consents or requests removal, Tenant shall be responsible for repair of any damage to the premises resulting from such removal.

      13. SIGNS: Tenant shall not erect, place or maintain any sign, awning or advertising matter on the exterior of the building without prior written consent of Landlord. Tenant shall be responsible for the maintenance and repair of such sign, awning or advertising matter. Building signs shall be in the form of letters illuminated from inside fabricated from .060 aluminum with 3/16 acrylic faces. Interior illumination shall be by neon lighting. Letters shall be mounted on aluminum raceway and installed on building fascia with non-corrosive fasteners. Overall length of signs shall not exceed 70% of the storefront footage. Height of letters shall not exceed 24 inches. Landlord consent: Landlord to place tenant's name on building directory.

      14. MAINTENANCE AND REPAIRS: Tenant shall be responsible for all maintenance and repairs to the leased premises except for maintenance and repairs to major electric and HVAC systems. Landlord will be responsible for all of the maintenance and repair of the exterior of the premises including landscaping and snow removal.

      15. INSURANCE: Tenant shall carry public liability insurance with minimum limits of $500,000 for personal injury and $100,000 for property damage and such policy shall designate the Landlord as an additional insured. Tenant shall insure its leasehold fixtures, inventory, merchandise and personal property for an amount equal to the replacement cost.

      Landlord shall obtain and Tenant shall pay its pro rata share of the premium for fire and extended coverage insurance, liability insurance, and plate glass insurance.

      16.  UNTENANTABILITY BY FIRE OR OTHER CASUALTY:
           A. If the leased premises, a part thereof, or a part of the building are destroyed or damaged by fire or other casualty, and Landlord elects not to repair such damage, Landlord may terminate this Lease by notice to Tenant within thirty (30) days after the date of such fire or other casualty, and all rents as provided in this Lease shall be prorated to the date of such fire or other casualty.
           B. In the event the leased premises, a part thereof, or a part of the building are destroyed or damaged by fire or other casualty and the Landlord elects to rebuild or restore the damaged premises, this Lease shall not terminate and Landlord shall repair the premises at Landlord's expense and all rents or a just portion thereof considering the nature and extent of the damages sustained to the leased premises, shall abate until the leased premises have been repaired or restored by the Landlord.

      17.  ASSIGNMENT OF LEASE:
           A. By Tenant. Tenant shall not assign this Lease or sublet the leased premises or permit any transfer thereof by operation of law without the prior written consent of Landlord, such consent not to be reasonably withheld.
           B. By Landlord. Landlord may assign Landlord's interest in this Lease in connection with a sale or transfer of title to the real estate or for the purpose of mortgaging the premises. Tenant agrees that this Lease shall be subordinate to any mortgage placed upon the premises by Landlord provided that such subordination shall not affect Tenant's rights to possession of the premises under the terms of this Lease.

      18.  RIGHTS AND REMEDIES:
           A. Cumulative. All rights and remedies shall be cumulative and shall not exclude any right allowed by law.
           B. Defaults. If Tenant defaults in the payment of rent or of any of the covenants and agreements of this Lease with such defaults continuing for a period of ten (10) days after written notice thereof or if the Tenant abandons the leased premises, Landlord may at its election terminate the Lease and/or terminate Tenant's right to possession of the leased premises. Landlord may institute an action for possession of the leased premises. Action by the Landlord pursuant to this paragraph shall not relieve the Tenant from any damages recoverable by law because of Tenant's default including, but not limited to, Tenant's obligation to pay rental as provided in this Lease.
           C. Landlord's Right to Enter Premises. Landlord shall have the right to enter Tenant's premises at reasonable times and to show the premises during the last six (6) months of the lease term.
           D. Surrender of Possession. Tenant agrees that upon termination of this Lease in any manner or for any cause, to surrender possession to the Landlord in as good a condition as when Tenant took possession, ordinary wear and tear excepted. In the event Tenant holds over after termination, the tenancy created shall be a month-to-month tenancy.
           E. Notices. Notices may be reserved personally or by certified or registered mail addressed to the Landlord at his principal place of business or to the Tenant at 5301 East State Street, Rockford, Illinois.
           F. Attorney's Fees and Costs. In the event of default by Tenant of any of the provisions of this Lease, Tenant shall be responsible for reasonable attorney's fees, expenses, and costs incurred by the Landlord as a result of such default.

      19. MISCELLANOUS: Tenant's first month rental obligation of $280.00 shall be due and payable upon the execution of this Lease.

      20. COMPLETE AGREEMENT: The parties agree that this Lease constitutes the entire agreement between the Landlord and Tenant and upon execution hereof shall be binding upon the successors and assigns of the parties hereto.

      21.  ADDITIONAL PROVISIONS:                            .

      IN WITNESS WHEREOF, the Landlord and Tenant have respectively executed this Lease on the day and year first above written.


 LANDLORD:                          TENANT:

 ABIDON, INC.                       NORBERT J. WICK

 By:  Stanley Miller                By:  Norbert J. Wick
      Secretary,

 PREPARED BY:
 Attorney Nancy Hyzer
 HYZER, HYZER & ZIMMERMAN           -----------------------------------------
 855 North Madison Street                                      , individually
 Rockford, IL 61107
 (815) 965-3600

 ****************************************************************************

                                                                     EX-10.66

                                  L E A S E

      THIS LEASE made this 28th day of August, 2001, by and between:

      ABIDON, INC.,
      hereinafter referred to as -----------------------------------LANDLORD,

           -and-

      ON IT LLC
      hereinafter referred to as -------------------------------------TENANT.

                             W I T N E S S E T H:

      1. LEASED PREMISES: Landlord, in consideration of the rents provided herein and the covenants and agreements contained herein, leases to Tenant and Tenant leases from Landlord, the following described premises (hereinafter referred to as "leased premises"):

      Commonly known as 5301 East State Street, Rockford, Illinois

      Approximately 2700 square feet of space, being approximately 75'4" plus 25' 4" x 20' 5" feet in width and 30'3" feet in depth, in the New Towne Plaza II, a Shopping Center, located in Rockford, Illinois, which premises are known as Store Space No. 205. The boundaries and location of the leased premises are outlined on the site plan of the second floor of the shopping center which is marked Exhibit "A" and attached hereto and incorporated herein by reference.

      2. USE OF ADDITIONAL AREAS: The use and occupation by the Tenant of the leased premises shall include the use in common with others entitled thereto of the common areas, parking areas, driveway and sidewalks as shown on Exhibit "B" which is attached hereto and incorporated herein by reference, and other facilities as may be designated from time to time by the Landlord, subject, however, to the terms and conditions of this Lease and to reasonable rules and regulations for the use thereof as prescribed from time to time by the Landlord.

      3. TERM OF LEASE: The term of this Lease shall commence September 24, 2001, and shall continue for a period of Five (5) years and shall terminate on September 23, 2006.

      4. OPTION TO EXTEND: Tenant is granted the option to renew this lease for an additional Five (5) year term upon the giving of six month's written notice to Landlord prior to the expiration of the original lease term. The base rental for the option period shall be increased by One ($1.00) Dollar per square foot of the leased premises. In addition, during the option period Tenant shall pay as additional rental Tenant's pro rata share for taxes, utilities and operating expenses in accordance with Paragraph 6 of this Lease.

      5. RENT: During the term of this Lease, Tenant shall pay rent in the amount of See Rent Schedule ($ ) Dollars per month without any deductions or set-off unless otherwise provided herein in advance of the first day of each month commencing September 24, 2001 and monthly thereafter during the term of this Lease with such rent payable at the office of the Landlord.

      If the Tenant takes possession of the leased premises after the first day of the month, Tenant shall pay a fractional share of the month's rent, prorated on a per diem basis.

      6. ADDITIONAL RENTS: In addition to the base rent, Tenant shall pay to Landlord during the term of this Lease additional rents for such costs and services as set forth below which rents may be adjusted at least annually. For purpose of the additional rents, the Tenant's pro rata share shall be .1731 percent (.1731%). Tenant's share has been calculated by computing the percentage of Tenant's leased square footage to the total leasable square footage in the building. In addition, such percentage has been adjusted in accordance with the location of Tenant's space in the building. First floor tenants pay twice as much per square foot of leased space as Tenants on the second and third floors and lower levels.
 Initially, Tenants whose leased space is located on the first floor shall pay Four ($4.00) Dollars per leased square foot for the first year and those Tenants located on the second floor, third floor and the lower level shall pay Two Dollars and 25/100ths ($2.25) per leased square foot for the first year. The maximum amount to be paid by Tenant in any one year during the term of this Lease is Five Dollars and no/100ths ($5.00) per leased square foot for the space located on the first floor and Three Dollars and 25/100ths ($3.25) per leased square foot for the space located on the second and third floors. Such additional rents shall be applied to the following property costs and services.

           A. TAXES: Tenant agrees to pay to Landlord its pro rata share of the general real property taxes and assessments which have been levied or assessed upon such premises for each calendar year or fraction thereof.

           B. UTILITY COSTS: Tenant shall be solely responsible for all charges for public utilities, whether furnished by Landlord or otherwise, and including, but not limited to, gas, electricity, sewer, water and heat.

           In addition, Tenant agrees to pay to Landlord its pro rata share of all charges for public utilities including, but not limited to, sewer, water, gas, electricity, and any other utilities used upon or furnished to the parking lot or common areas or any non Tenant areas of center.

           C. MAINTENANCE, SECURITY AND OPERATION: Tenant agrees to pay to Landlord its pro rata share of all common area maintenance and security expense, parking lot maintenance expense, and all maintenance and security expense of common area of center, including, but not limited to, gardening and landscaping, the cost of public liability and property damage insurance, repairs, replacements, line painting, lighting, sanitary control, removal of snow, trash, rubbish, and garbage, and ten (10%) percent of all the costs included as operating costs to cover the Landlord's administrative and overhead costs. Operating costs shall also include the cost of repairing, maintaining, cleaning and painting the exteriors of the building and the interior common area facilities.

      7. LATE CHARGES: If Tenant fails to pay rent due within 10 days of due date, there shall be a late charge penalty of 5% of the monthly rental assessed against Tenant and such unpaid amount shall bear interest from the due date thereof to the date of payment at the rate of Eighteen (18%) percent per annum.

      8. NET LEASE: Landlord shall not be required to or expected to incur or sustain any expense in and about the leased premises throughout the term of this Lease.

      9. CONDITION OF THE PREMISES: Landlord and Tenant agree that the leased premises shall be in tenantable condition at the commencement of the term of this Lease. Carpeted floors, drywall perimeter walls, (painted) suspended ceiling, one lay in trofter for each 100 feet, one receptacle each 20 feet, sprinkler system, separate meters for heating, air conditioning and electric, one-switch per room, receptacles without switches, no lights in closets. Floor plan as per Exhibit "C".

      10. USE OF THE PREMISES: Tenant shall use the premises during the term hereof for the following purposes only: General Office. Tenant shall be entitled to peaceable and quiet enjoyment of the leased premises upon payment of rent and compliance with the covenants and agreements contained herein and upon complying with all city laws and ordinances applicable to the leased premises.

      11. PARKING: Landlord will provide for use by the Tenant, its employees, customers and visitors space for parking automobiles in the parking facilities provided by Landlord. Landlord agrees to maintain such parking facilities and provide snow removal. Landlord reserves the right to designate and locate parking spaces for Tenant and to establish reasonable rules and regulations with respect to parking.

      12. ALTERATIONS AND REDECORATING: Tenant shall not make any alterations, additions or improvements to the interior or exterior of the leased premises, or redecorate the interior of the leased premises, without Landlord's prior written consent.

      Unless the Landlord consents to their removal, all non-trade fixtures and improvements become Landlord's property, provided, however, Landlord shall have the right to request their removal upon the termination of this Lease, in which case Tenant shall be responsible for the cost of such removal. In the event Landlord consents or requests removal, Tenant shall be responsible for repair of any damage to the premises resulting from such removal.

      13. SIGNS: Tenant shall not erect, place or maintain any sign, awning or advertising matter on the exterior of the building without prior written consent of Landlord. Tenant shall be responsible for the maintenance and repair of such sign, awning or advertising matter. Building signs shall be in the form of letters illuminated from inside fabricated from .060 aluminum with 3/16 acrylic faces. Interior illumination shall be by neon lighting. Letters shall be mounted on aluminum raceway and installed on building fascia with non-corrosive fasteners. Overall length of signs shall not exceed 70% of the storefront footage. Height of letters shall not exceed 24 inches. Landlord consent: Landlord to place Tenant's name on building directory. Tenant may install at Tenant's expense and Tenant must maintain at Tenant's expense a 4' x 10' sign on the bottom south position of the three pole marquee on East State Street. Tenant may upgrade sign to another location if a more desirable location becomes available at a later date.

      14.  MAINTENANCE AND REPAIRS: Tenant shall be responsible for all
 maintenance and repairs to the leased premises.                  .

      15. INSURANCE: Tenant shall carry public liability insurance with minimum limits of $500,000 for personal injury and $100,000 for property damage and such policy shall designate the Landlord as an additional insured. Tenant shall insure its leasehold fixtures, inventory, merchandise and personal property for an amount equal to the replacement cost.

      Landlord shall obtain and Tenant shall pay its pro rata share of the premium for fire and extended coverage insurance, liability insurance, and plate glass insurance.

      16.  UNTENANTABILITY BY FIRE OR OTHER CASUALTY:
           A. If the leased premises, a part thereof, or a part of the building are destroyed or damaged by fire or other casualty, and Landlord elects not to repair such damage, Landlord may terminate this Lease by notice to Tenant within thirty (30) days after the date of such fire or other casualty, and all rents as provided in this Lease shall be prorated to the date of such fire or other casualty.
           B. In the event the leased premises, a part thereof, or a part of the building are destroyed or damaged by fire or other casualty and the Landlord elects to rebuild or restore the damaged premises, this Lease shall not terminate and Landlord shall repair the premises at Landlord's expense and all rents or a just portion thereof considering the nature and extent of the damages sustained to the leased premises, shall abate until the leased premises have been repaired or restored by the Landlord.

      17.  ASSIGNMENT OF LEASE:
           A. By Tenant. Tenant shall not assign this Lease or sublet the leased premises or permit any transfer thereof by operation of law without the prior written consent of Landlord, such consent not to be reasonably withheld.
           B. By Landlord. Landlord may assign Landlord's interest in this Lease in connection with a sale or transfer of title to the real estate or for the purpose of mortgaging the premises. Tenant agrees that this Lease shall be subordinate to any mortgage placed upon the premises by Landlord provided that such subordination shall not affect Tenant's rights to possession of the premises under the terms of this Lease.

      18.  RIGHTS AND REMEDIES:
           A. Cumulative. All rights and remedies shall be cumulative and shall not exclude any right allowed by law.
           B. Defaults. If Tenant defaults in the payment of rent or of any of the covenants and agreements of this Lease with such defaults continuing for a period of ten (10) days after written notice thereof or if the Tenant abandons the leased premises, Landlord may at its election terminate the Lease and/or terminate Tenant's right to possession of the leased premises. Landlord may institute an action for possession of the leased premises. Action by the Landlord pursuant to this paragraph shall not relieve the Tenant from any damages recoverable by law because of Tenant's default including, but not limited to, Tenant's obligation to pay rental as provided in this Lease.
           C. Landlord's Right to Enter Premises. Landlord shall have the right to enter Tenant's premises at reasonable times and to show the premises during the last six (6) months of the lease term.
           D. Surrender of Possession. Tenant agrees that upon termination of this Lease in any manner or for any cause, to surrender possession to the Landlord in as good a condition as when Tenant took possession, ordinary wear and tear excepted. In the event Tenant holds over after termination, the tenancy created shall be a month-to-month tenancy.
           E. Notices. Notices may be reserved personally or by certified or registered mail addressed to the Landlord at his principal place of business or to the Tenant at 5301 East State Street, Rockford, Illinois.
           F. Attorney's Fees and Costs. In the event of default by Tenant of any of the provisions of this Lease, Tenant shall be responsible for reasonable attorney's fees, expenses, and costs incurred by the Landlord as a result of such default.

      19. MISCELLANOUS: Tenant's first month rental obligation as set forth below shall be due and payable upon the execution of this Lease.

           Base Rent           $  See Rent Schedule Under #21.
           Additional Rent     $
           Total Monthly Rent  $

      20. COMPLETE AGREEMENT: The parties agree that this Lease constitutes the entire agreement between the Landlord and Tenant and upon execution hereof shall be binding upon the successors and assigns of the parties hereto.

      21.  ADDITIONAL PROVISIONS: RENT SCHEDULE:

                    Base Rent   Additional Rent        Total Rent
 Months 1 thru 12    $1597.50       $506.25             $2103.75
 Months 13 thru 24   $1822.50       $506.25             $2328.75
 Months 25 thru 36   $2047.50       $506.25             $2553.75
 Months 37 thru 48   $1822.50       $506.25             $2328.75
 Months 49 thru 60   $1822.50       $506.25             $2328.75

      22. Tenant may cancel this Lease after Three (3) years upon paying a lump sum to Landlord in the amount of thirteen thousand nine hundred seventy two dollars and 50/100 ($13,972.50).

      IN WITNESS WHEREOF, the Landlord and Tenant have respectively executed this Lease on the day and year first above written.


 LANDLORD:                          TENANT:

 ABIDON, INC.                       ON IT, LLC

 By:  Stanley Miller                By:
      Secretary,                         President

 PREPARED BY:
 Attorney Nancy Hyzer
 HYZER, HYZER & ZIMMERMAN
 855 North Madison Street
 Rockford, IL 61107
 (815) 965-3600

 ****************************************************************************

                                                                     EX-10.67

                                  L E A S E

      THIS LEASE made this 14th day of October     , 1996, by and between:

      STATE STREET INVESTORS OF ROCKFORD, INC., hereinafter referred to as -----------------------------------LANDLORD,

           -and-

      PERIODIC PAYMENT INC. and ARNE R. JACOBSEN hereinafter referred to as -------------------------------------TENANT.

                             W I T N E S S E T H:

      1. LEASED PREMISES: Landlord, in consideration of the rents provided herein and the covenants and agreements contained herein, leases to Tenant and Tenant leases from Landlord, the following described premises (hereinafter referred to as "leased premises"):

      Commonly known as 5301 East State Street, Rockford, Illinois.

      Approximately 1550 square feet of space, being approximately 31 feet in width and 50 feet in depth, in the New Towne Plaza II, a Shopping Center, located in Rockford, Illinois, which premises are known as Store Space No.
 203. The boundaries and location of the leased premises are outlined on the site plan of the second floor of the shopping center which is marked Exhibit "A" and attached hereto and incorporated herein by reference.

      2. USE OF ADDITIONAL AREAS: The use and occupation by the Tenant of the leased premises shall include the use in common with others entitled thereto of the common areas, parking areas, driveway and sidewalks as shown on Exhibit "B" which is attached hereto and incorporated herein by reference, and other facilities as may be designated from time to time by the Landlord, subject, however, to the terms and conditions of this Lease and to reasonable rules and regulations for the use thereof as prescribed from time to time by the Landlord.

      3. TERM OF LEASE: The term of this Lease shall commence December 1, 1996, and shall continue for a period of Five (5) years and shall terminate on November 30, 2001.

      4. OPTION TO EXTEND: Tenant is granted the option to renew this lease for an additional Five (5) year term upon the giving of six month's written notice to Landlord prior to the expiration of the original lease term. The base rental for the option period shall be increased by One ($1.00) Dollars per square foot of the leased premises. In addition, during the option period Tenant shall pay as additional rental Tenant's pro rata share for taxes, utilities and operating expenses in accordance with Paragraph 6 of this Lease.

      5. BASE RENT: During the initial term of this Lease, Tenant shall pay rent in the amount of See #19 Dollars per month without any deductions or set-off unless otherwise provided herein in advance of the first day of each month commencing December 1, 1996 and monthly thereafter during the term of this Lease with such rent payable at the office of the Landlord.

      If the Tenant takes possession of the leased premises after the first day of the month, Tenant shall pay a fractional share of the month's base and additional rent, prorated on a per diem basis.

      6. ADDITIONAL RENTS: In addition to the base rent, Tenant shall pay to Landlord during the term of this Lease additional rents for such costs and services as set forth below. For purpose of the additional rents, the Tenant's pro rata share shall be .0949 percent (.0949%). Tenant's share has been calculated by computing the percentage of Tenant's leased square footage to the total leasable square footage in the building. In addition, such percentage has been adjusted in accordance with the location of Tenant's space in the building. First floor tenants pay twice as much per square foot of leased space as Tenants on the second and third floors and lower levels. Initially, Tenants whose leased space is located on the first floor shall pay Three ($3.00) Dollars per leased square foot for the first year and those Tenants located on the second floor, third floor and the lower level shall pay One Dollar and 50/100ths ($1.50) per leased square foot for the first year. The maximum amount to be paid by Tenant in any one year during the term of this Lease is Four Dollars and 50/100ths ($4.50) per leased square foot for the space located on the first floor and Two Dollars and 25/100ths ($2.25) per leased square foot for the space located on the second and third floors. Such additional rent shall be applied to the following property costs and services.

           A. TAXES: Tenant agrees to pay to Landlord its pro rata share of the general real property taxes and assessments which have been levied or assessed upon such premises for each calendar year or fraction thereof.

           B. UTILITY COSTS: Tenant shall be solely responsible for all charges for public utilities, whether furnished by Landlord or otherwise, and including, but not limited to, gas, electricity, sewer, water and heat.

           In addition, Tenant agrees to pay to Landlord its pro rata share of all charges for public utilities including, but not limited to, sewer, water, gas, electricity, and any other utilities used upon or furnished to the parking lot or common areas or any non Tenant areas of center.

           C. MAINTENANCE, SECURITY AND OPERATION: Tenant agrees to pay to Landlord its pro rata share of all common area maintenance and security expense, parking lot maintenance expense, and all maintenance and security expense of common area of center, including, but not limited to, gardening and landscaping, the cost of public liability and property damage insurance, repairs, replacements, line painting, lighting, sanitary control, removal of snow, trash, rubbish, and garbage, and ten (10%) percent of all the costs included as operating costs to cover the Landlord's administrative and overhead costs. Operating costs shall also include the cost of repairing, maintaining, cleaning and painting the exteriors of the building and the interior common area facilities.

      7. LATE CHARGES: If Tenant fails to pay rent due within 15 days of due date, there shall be a late charge penalty of 5% of the monthly rental assessed against Tenant and such unpaid amount shall bear interest from the due date thereof to the date of payment at the rate of Eighteen (18%) percent per annum.

      8. NET LEASE: Landlord shall not be required to or expected to incur or sustain any expense in and about the leased premises throughout the term of this Lease.

      9. CONDITION OF THE PREMISES: Landlord and Tenant agree that the leased premises shall be in tenantable condition at the commencement of the term of this Lease. Carpeted floors, drywall perimeter walls, (painted) suspended ceiling, one lay in trofter for each 100 feet, one receptacle each 20 feet, sprinkler system, separate meters for heating, air conditioning and electric, one-switch per room, receptacles without switches, no lights in closets. Floor plan as per Exhibit "C".

      10. USE OF THE PREMISES: Tenant shall use the premises during the term hereof for the following purposes only: General Office. Tenant shall be entitled to peaceable and quiet enjoyment of the leased premises upon payment of rent and compliance with the covenants and agreements contained herein and upon complying with all city laws and ordinances applicable to the leased premises.

      11. PARKING: Landlord will provide for use by the Tenant, its employees, customers and visitors space for parking automobiles in the parking facilities provided by Landlord. Landlord agrees to maintain such parking facilities and provide snow removal subject to Tenant's obligation for reimbursement of its pro rata share pursuant to Paragraph 6.C. . Landlord reserves the right to designate and locate parking spaces for Tenant and to establish reasonable rules and regulations with respect to parking.

      12. ALTERATIONS AND REDECORATING: Tenant shall not make any alterations, additions or improvements to the interior or exterior of the leased premises, or redecorate the interior of the leased premises, without Landlord's prior written consent.

      Unless the Landlord consents to their removal, all non-trade fixtures and improvements become Landlord's property, provided, however, Landlord shall have the right to request their removal upon the termination of this Lease, in which case Tenant shall be responsible for the cost of such removal. In the event Landlord consents or requests removal, Tenant shall be responsible for repair of any damage to the premises resulting from such removal.

      13. SIGNS: Tenant shall not erect, place or maintain any sign, awning or advertising matter on the exterior of the building without prior written consent of Landlord. Tenant shall be responsible for the maintenance and repair of such sign, awning or advertising matter. Building signs shall be in the form of letters illuminated from inside fabricated from .060 aluminum with 3/16 acrylic faces. Interior illumination shall be by neon lighting. Letters shall be mounted on aluminum raceway and installed on building fascia with non-corrosive fasteners. Overall length of signs shall not exceed 70% of the storefront footage. Height of letters shall not exceed 24 inches. Landlord consent: Landlord to place Tenant's name on Building Directory.

      14. MAINTENANCE AND REPAIRS: Tenant shall be responsible for all maintenance and repairs to the leased premises.

      15. INSURANCE: Tenant shall carry public liability insurance with minimum limits of $500,000 for personal injury and $100,000 for property damage and such policy shall designate the Landlord as an additional insured. Tenant shall insure its leasehold fixtures, inventory, merchandise and personal property for an amount equal to the replacement cost.

      Landlord shall obtain and Tenant shall pay its pro rata share of the premium for fire and extended coverage insurance, liability insurance, and plate glass insurance.

      16.  UNTENANTABILITY BY FIRE OR OTHER CASUALTY:
           A. If the leased premises, a part thereof, or a part of the building are destroyed or damaged by fire or other casualty, and Landlord elects not to repair such damage, Landlord may terminate this Lease by notice to Tenant within thirty (30) days after the date of such fire or other casualty, and all rents as provided in this Lease shall be prorated to the date of such fire or other casualty.
           B. In the event the leased premises, a part thereof, or a part of the building are destroyed or damaged by fire or other casualty and the Landlord elects to rebuild or restore the damaged premises, this Lease shall not terminate and Landlord shall repair the premises at Landlord's expense and all rents or a just portion thereof considering the nature and extent of the damages sustained to the leased premises, shall abate until the leased premises have been repaired or restored by the Landlord.

      17.  ASSIGNMENT OF LEASE:
           A. By Tenant. Tenant shall not assign this Lease or sublet the leased premises or permit any transfer thereof by operation of law without the prior written consent of Landlord, such consent not to be reasonably withheld.
           B. By Landlord. Landlord may assign Landlord's interest in this Lease in connection with a sale or transfer of title to the real estate or for the purpose of mortgaging the premises. Tenant agrees that this Lease shall be subordinate to any mortgage placed upon the premises by Landlord provided that such subordination shall not affect Tenant's rights to possession of the premises under the terms of this Lease.

      18.  RIGHTS AND REMEDIES:
           A. Cumulative. All rights and remedies shall be cumulative and shall not exclude any right allowed by law.
           B. Defaults. If Tenant defaults in the payment of rent or of any of the covenants and agreements of this Lease with such defaults continuing for a period of ten (10) days after written notice thereof or if the Tenant abandons the leased premises, Landlord may at its election terminate the Lease and/or terminate Tenant's right to possession of the leased premises. Landlord may institute an action for possession of the leased premises. Action by the Landlord pursuant to this paragraph shall not relieve the Tenant from any damages recoverable by law because of Tenant's default including, but not limited to, Tenant's obligation to pay rental as provided in this Lease.
           C. Landlord's Right to Enter Premises. Landlord shall have the right to enter Tenant's premises at reasonable times and to show the premises during the last six (6) months of the lease term.
           D. Surrender of Possession. Tenant agrees that upon termination of this Lease in any manner or for any cause, to surrender possession to the Landlord in as good a condition as when Tenant took possession, ordinary wear and tear excepted. In the event Tenant holds over after termination, the tenancy created shall be a month-to-month tenancy.
           E. Notices. Notices may be reserved personally or by certified or registered mail addressed to the Landlord at his principal place of business or to the Tenant at 5301 East State Street, Rockford, Illinois.
           F. Attorney's Fees and Costs. In the event of default by Tenant of any of the provisions of this Lease, Tenant shall be responsible for reasonable attorney's fees, expenses, and costs incurred by the Landlord as a result of such default.

      19. MISCELLANOUS: Tenant's first month rental obligation as set forth below shall be due and payable upon the execution of this Lease.

                             Months 1 thru 24       Months 25 thru 60
           Base Rent              904.17                 1,033.33
           Additional Rent        193.74                   193.74
           Total Monthly Rent   1,097.91                 1,227.07


      20. COMPLETE AGREEMENT: The parties agree that this Lease constitutes the entire agreement between the Landlord and Tenant and upon execution hereof shall be binding upon the successors and assigns of the parties hereto.

      21. ADDITIONAL PROVISIONS: Tanning beds are not allowed at any time during the term of this Lease.

      IN WITNESS WHEREOF, the Landlord and Tenant have respectively executed this Lease on the day and year first above written.


 LANDLORD:                               TENANT:

 STATE STREET INVESTORS OF ROCKFORD,     PERIODIC PAYMENT INC. and ARNE. R.
 INC.                                    JACOBSEN

 By:  Stanley Miller                     By:  Arne R. Jacobsen
      Secretary,                              Stan W. Galler
                                              President

 PREPARED BY:
 Attorney Nancy Hyzer
 HYZER, HYZER & ZIMMERMAN
 855 North Madison Street
 Rockford, IL 61107
 (815) 965-3600

 ****************************************************************************

                                                                     EX-10.68

                                  L E A S E

      THIS LEASE made this 8th day of February, 2001, by and between:

      ABIDON, INC.,
      hereinafter referred to as -----------------------------------LANDLORD,

           -and-

      PETER FRANCIS GERACI,
      hereinafter referred to as -------------------------------------TENANT.

                             W I T N E S S E T H:

      1. LEASED PREMISES: Landlord, in consideration of the rents provided herein and the covenants and agreements contained herein, leases to Tenant and Tenant leases from Landlord, the following described premises (hereinafter referred to as "leased premises"):

      Commonly known as 5301 East State Street, Rockford, Illinois

      Approximately 700 square feet of space, being approximately 29 feet in width and 23 feet in depth, in the New Towne Plaza II, a Shopping Center, located in Rockford, Illinois, which premises are known as Store Space No.
 216. The boundaries and location of the leased premises are outlined on the site plan of the second floor of the shopping center which is marked Exhibit "A" and attached hereto and incorporated herein by reference.

      2. USE OF ADDITIONAL AREAS: The use and occupation by the Tenant of the leased premises shall include the use in common with others entitled thereto of the common areas, parking areas, driveway and sidewalks as shown on Exhibit "B" which is attached hereto and incorporated herein by reference, and other facilities as may be designated from time to time by the Landlord, subject, however, to the terms and conditions of this Lease and to reasonable rules and regulations for the use thereof as prescribed from time to time by the Landlord.

      3. TERM OF LEASE: The term of this Lease shall commence April 1, 2001, and shall continue for a period of three (3) years and shall terminate on March 31, 2004.

      4. OPTION TO EXTEND: Tenant is granted the option to renew this lease for an additional three (3) year term upon the giving of six month's written notice to Landlord prior to the expiration of the original lease term. The base rental for the option period shall be increased by one ($1.00) Dollar per square foot of the leased premises. In addition, during the option period Tenant shall pay as additional rental Tenant's pro rata share for taxes, utilities and operating expenses in accordance with Paragraph 6 of this Lease.

      5. RENT: During the term of this Lease, Tenant shall pay rent in the amount of Seven Hundred and no/100 ($700.00) Dollars per month without any deductions or set-off unless otherwise provided herein in advance of the first day of each month commencing April 1, 2001 and monthly thereafter during the term of this Lease with such rent payable at the office of the Landlord.

      If the Tenant takes possession of the leased premises after the first day of the month, Tenant shall pay a fractional share of the month's rent, prorated on a per diem basis.

      6. TAXES AND ASSESSMENTS: Landlord shall pay all real estate taxes and assessments which may be levied upon such premises during the term of this Lease.

      7. UTILITIES AND SERVICES: Landlord shall pay utilities including heat, air conditioning, electricity, gas, water, garbage, sewer and waste removal in connection with the use and occupancy of the premises.

      8. LATE CHARGES: If Tenant fails to pay rent due within 10 days of due date, there shall be a late charge penalty of 5% of the monthly rental assessed against Tenant and such unpaid amount shall bear interest from the due date thereof to the date of payment at the rate of Eighteen (18%) percent per annum.

      9. CONDITION OF THE PREMISES: Landlord and Tenant agree that the leased premises shall be in tenantable condition at the commencement of the term of this Lease. Carpeted floors, drywall perimeter walls, (painted) suspended ceiling, one lay in trofter for each 100 feet, one receptacle each 20 feet, sprinkler system, separate meters for heating, air conditioning and electric, one-switch per room, receptacles without switches, no lights in closets. Floor plan as per Exhibit "C".

      10. USE OF THE PREMISES: Tenant shall use the premises during the term hereof for the following purposes only: General Office. Tenant shall be entitled to peaceable and quiet enjoyment of the leased premises upon payment of rent and compliance with the covenants and agreements contained herein and upon complying with all city laws and ordinances applicable to the leased premises.

      11. PARKING: Landlord will provide for use by the Tenant, its employees, customers and visitors space for parking automobiles in the parking facilities provided by Landlord. Landlord agrees to maintain such parking facilities and provide snow removal. Landlord reserves the right to designate and locate parking spaces for Tenant and to establish reasonable rules and regulations with respect to parking.

      12. ALTERATIONS AND REDECORATING: Tenant shall not make any alterations, additions or improvements to the interior or exterior of the leased premises, or redecorate the interior of the leased premises, without Landlord's prior written consent.

      Unless the Landlord consents to their removal, all non-trade fixtures and improvements become Landlord's property, provided, however, Landlord shall have the right to request their removal upon the termination of this Lease, in which case Tenant shall be responsible for the cost of such removal. In the event Landlord consents or requests removal, Tenant shall be responsible for repair of any damage to the premises resulting from such removal.

      13. SIGNS: Tenant shall not erect, place or maintain any sign, awning or advertising matter on the exterior of the building without prior written consent of Landlord. Tenant shall be responsible for the maintenance and repair of such sign, awning or advertising matter. Building signs shall be in the form of letters illuminated from inside fabricated from .060 aluminum with 3/16 acrylic faces. Interior illumination shall be by neon lighting. Letters shall be mounted on aluminum raceway and installed on building fascia with non-corrosive fasteners. Overall length of signs shall not exceed 70% of the storefront footage. Height of letters shall not exceed 24 inches. Landlord consent: Landlord to place Tenant's name on building directory.

      14. MAINTENANCE AND REPAIRS: Tenant shall be responsible for all maintenance and repairs to the leased premises except for maintenance and repairs to major electric and HVAC systems. Landlord will be responsible for all of the maintenance and repair of the exterior of the premises including landscaping and snow removal.

      15. INSURANCE: Tenant shall carry public liability insurance with minimum limits of $500,000 for personal injury and $100,000 for property damage and such policy shall designate the Landlord as an additional insured. Tenant shall insure its leasehold fixtures, inventory, merchandise and personal property for an amount equal to the replacement cost.

      Landlord shall obtain and Tenant shall pay its pro rata share of the premium for fire and extended coverage insurance, liability insurance, and plate glass insurance.

      16.  UNTENANTABILITY BY FIRE OR OTHER CASUALTY:
           A. If the leased premises, a part thereof, or a part of the building are destroyed or damaged by fire or other casualty, and Landlord elects not to repair such damage, Landlord may terminate this Lease by notice to Tenant within thirty (30) days after the date of such fire or other casualty, and all rents as provided in this Lease shall be prorated to the date of such fire or other casualty.
           B. In the event the leased premises, a part thereof, or a part of the building are destroyed or damaged by fire or other casualty and the Landlord elects to rebuild or restore the damaged premises, this Lease shall not terminate and Landlord shall repair the premises at Landlord's expense and all rents or a just portion thereof considering the nature and extent of the damages sustained to the leased premises, shall abate until the leased premises have been repaired or restored by the Landlord.

      17.  ASSIGNMENT OF LEASE:
           A. By Tenant. Tenant shall not assign this Lease or sublet the leased premises or permit any transfer thereof by operation of law without the prior written consent of Landlord, such consent not to be reasonably withheld.
           B. By Landlord. Landlord may assign Landlord's interest in this Lease in connection with a sale or transfer of title to the real estate or for the purpose of mortgaging the premises. Tenant agrees that this Lease shall be subordinate to any mortgage placed upon the premises by Landlord provided that such subordination shall not affect Tenant's rights to possession of the premises under the terms of this Lease.

      18.  RIGHTS AND REMEDIES:
           A. Cumulative. All rights and remedies shall be cumulative and shall not exclude any right allowed by law.
           B. Defaults. If Tenant defaults in the payment of rent or of any of the covenants and agreements of this Lease with such defaults continuing for a period of ten (10) days after written notice thereof or if the Tenant abandons the leased premises, Landlord may at its election terminate the Lease and/or terminate Tenant's right to possession of the leased premises. Landlord may institute an action for possession of the leased premises. Action by the Landlord pursuant to this paragraph shall not relieve the Tenant from any damages recoverable by law because of Tenant's default including, but not limited to, Tenant's obligation to pay rental as provided in this Lease.
           C. Landlord's Right to Enter Premises. Landlord shall have the right to enter Tenant's premises at reasonable times and to show the premises during the last six (6) months of the lease term.
           D. Surrender of Possession. Tenant agrees that upon termination of this Lease in any manner or for any cause, to surrender possession to the Landlord in as good a condition as when Tenant took possession, ordinary wear and tear excepted. In the event Tenant holds over after termination, the tenancy created shall be a month-to-month tenancy.
           E. Notices. Notices may be reserved personally or by certified or registered mail addressed to the Landlord at his principal place of business or to the Tenant at 5301 East State Street, Rockford, Illinois.
           F. Attorney's Fees and Costs. In the event of default by Tenant of any of the provisions of this Lease, Tenant shall be responsible for reasonable attorney's fees, expenses, and costs incurred by the Landlord as a result of such default.

      19. MISCELLANOUS: Tenant's first month rental obligation of $-0- shall be due and payable upon the execution of this Lease.

      20. COMPLETE AGREEMENT: The parties agree that this Lease constitutes the entire agreement between the Landlord and Tenant and upon execution hereof shall be binding upon the successors and assigns of the parties hereto.

      21. ADDITIONAL PROVISIONS: Tenant may cancel this lease after fifteen months by giving three months written notice at the end of one year.

      22. Present lease on space #315A to be cancelled upon signing of this lease.

      IN WITNESS WHEREOF, the Landlord and Tenant have respectively executed this Lease on the day and year first above written.


 LANDLORD:                               TENANT:

 STATE STREET INVESTORS OF ROCKFORD,     PETER FRANCIS GERACI
 INC.

 By:  Stanley Miller                     By:  Peter Francis Geraci

      Secretary,                         Attorney at Law
                                         55 E. Monroe, Suite 3400
                                         Chicago, IL 60603


                                         ------------------------------------
                                                               , individually

 PREPARED BY:
 Attorney Nancy Hyzer
 HYZER, HYZER & ZIMMERMAN
 855 North Madison Street
 Rockford, IL 61107
 (815) 965-3600

 ****************************************************************************

                                                                     EX-10.69

                                  L E A S E

      THIS LEASE made this 11th day of March, 1997, by and between:

      STATE STREET INVESTORS OF ROCKFORD, INC., hereinafter referred to as -----------------------------------LANDLORD,

           -and-

      PRO CARE DENTAL GROUP, P.C.,
      hereinafter referred to as -------------------------------------TENANT.

                             W I T N E S S E T H:

      1. LEASED PREMISES: Landlord, in consideration of the rents provided herein and the covenants and agreements contained herein, leases to Tenant and Tenant leases from Landlord, the following described premises (hereinafter referred to as "leased premises"):

      Commonly known as 5301 East State Street, Rockford, Illinois

      Approximately 1340 square feet of space, being approximately 28 feet in width and 50.8 feet in depth, in the New Towne Plaza II, a Shopping Center, located in Rockford, Illinois, which premises are known as Store Space No. 307A. The boundaries and location of the leased premises are outlined on the site plan of the third floor of the shopping center which is marked Exhibit "A" and attached hereto and incorporated herein by reference.

      2. USE OF ADDITIONAL AREAS: The use and occupation by the Tenant of the leased premises shall include the use in common with others entitled thereto of the common areas, parking areas, driveway and sidewalks as shown on Exhibit "B" which is attached hereto and incorporated herein by reference, and other facilities as may be designated from time to time by the Landlord, subject, however, to the terms and conditions of this Lease and to reasonable rules and regulations for the use thereof as prescribed from time to time by the Landlord.

      3. TERM OF LEASE: The term of this Lease shall commence on or before July 1, 1997, and shall continue for a period of Ten (10) years and shall terminate on June 30, 2007.

      4. OPTION TO EXTEND: Tenant is granted the option to renew this lease for an additional Five (5) year term upon the giving of six month's written notice to Landlord prior to the expiration of the original lease term. The base rental for the option period shall be increased by Two ($2.00) Dollars per square foot of the leased premises. In addition, during the option period Tenant shall pay as additional rental Tenant's pro rata share for taxes, utilities and operating expenses in accordance with Paragraph 6 of this Lease.

      5.   BASE RENT: During the term of this Lease, Tenant shall pay rent in
 the amount of See Rent Schedule Addendum ($       ) Dollars per month
 without any deductions or set-off unless otherwise provided herein in advance of the first day of each month commencing July 1, 1997 and monthly thereafter during the term of this Lease with such rent payable at the office of the Landlord.

      If the Tenant takes possession of the leased premises after the first day of the month, Tenant shall pay a fractional share of the month's rent, prorated on a per diem basis.

      6. ADDITIONAL RENTS: In addition to the base rent, Tenant shall pay to Landlord during the term of this Lease additional rents for such costs and services as set forth below which rents may be adjusted at least annually. For purpose of the additional rents, the Tenant's pro rata share shall be .082 percent (.082%). Tenant's share has been calculated by computing the percentage of Tenant's leased usable square footage to the total leasable square footage in the building. In addition, such percentage has been adjusted in accordance with the location of Tenant's space in the building. First floor tenants pay twice as much per square foot of leased space as Tenants on the second and third floors and lower levels.
 Initially, Tenants whose leased space is located on the first floor shall pay Three ($3.00) Dollars per leased square foot for the first year and those Tenants located on the second floor, third floor and the lower level shall pay One Dollar and 50/100ths ($1.50) per leased square foot for the first year. The maximum amount to be paid by Tenant in any one year during the term of this Lease is Four Dollars and 50/100ths ($4.50) per leased square foot for the space located on the first floor and Two Dollars and 25/100ths ($2.25) per leased square foot for the space located on the second and third floors. Such additional rent shall be applied to the following property costs and services.

           A. TAXES: Tenant agrees to pay to Landlord its pro rata share of the general real property taxes and assessments which have been levied or assessed upon such premises for each calendar year or fraction thereof.

           B. UTILITY COSTS: Tenant shall be solely responsible for utilities used in occupied space, whether furnished by Landlord or otherwise, and including, but not limited to, gas, electricity, sewer, water and heat.

           In addition, Tenant agrees to pay to Landlord its pro rata share of all charges for public utilities including, but not limited to, sewer, water, gas, electricity, and any other utilities used upon or furnished to the parking lot or common areas or any non Tenant areas of center.

           C. MAINTENANCE, SECURITY AND OPERATION: Tenant agrees to pay to Landlord its pro rata share of all common area maintenance and security expense, parking lot maintenance expense, and all maintenance and security expense of common area of center, including, but not limited to, gardening and landscaping, the cost of public liability and property damage insurance, repairs, replacements, line painting, lighting, sanitary control, removal of snow, trash, rubbish, and garbage, and ten (10%) percent of all the costs included as operating costs to cover the Landlord's administrative and overhead costs. Operating costs shall also include the cost of repairing, maintaining, cleaning and painting the exteriors of the building and the interior common area facilities. Upon Landlord notice of increase in additional rental, Landlord will provide an accounting cost list of the actual present cost to date.

      7. LATE CHARGES: If Tenant fails to pay rent due within 10 days after due date, there shall be a late charge penalty of 5% of the monthly rental assessed against Tenant and such unpaid amount shall bear interest from the due date thereof to the date of payment at the rate of Eighteen (18%) percent per annum.

      8. Tenant is responsible for all maintenance and repairs of the leased space throughout the term of this Lease including replacement of light bulbs excluding structure.

      9. CONDITION OF THE PREMISES: Landlord and Tenant agree that the leased premises shall be in tenantable condition at the commencement of the term of this Lease. Carpeted floors, drywall perimeter walls, (painted) suspended ceiling, one lay in trofter for each 100 feet, one receptacle each 20 feet, sprinkler system, separate meters for heating, air conditioning and electric, one-switch per room, receptacles without switches, no lights in closets. Floor plan as per Exhibit "C".

      10. USE OF THE PREMISES: Tenant shall use the premises during the term hereof for the following purposes only: Dental Office. Tenant shall be entitled to peaceable and quiet enjoyment of the leased premises upon payment of rent and compliance with the covenants and agreements contained herein and upon complying with all city laws and ordinances applicable to the leased premises.

      11. PARKING: Landlord will provide for use by the Tenant, its employees, customers and visitors space for parking automobiles in the parking facilities provided by Landlord. Landlord agrees to maintain such parking facilities and provide snow removal. Landlord reserves the right to designate and locate parking spaces for Tenant and to establish reasonable rules and regulations with respect to parking. All Tenant employees must not park anywhere around the perimeter of the building. Parking around and next to the building is for customers use only. There is no designated parking places for anyone.

      12. ALTERATIONS AND REDECORATING: Tenant shall not make any alterations, additions or improvements to the interior or exterior of the leased premises, or redecorate the interior of the leased premises, without Landlord's prior written consent.

      Unless the Landlord consents to their removal, all non-trade fixtures become Landlord's property, provided, however, Landlord shall have the right to request their removal upon the termination of this Lease, in which case Tenant shall be responsible for the cost of such removal. In the event Landlord consents or requests removal, Tenant shall be responsible for repair of any damage to the premises resulting from such removal.

      13. SIGNS: Tenant shall not erect, place or maintain any sign, awning or advertising matter on the exterior of the building without prior written consent of Landlord. Tenant shall be responsible for the maintenance and repair of such sign, awning or advertising matter. Building signs shall be in the form of letters illuminated from inside fabricated from .060 aluminum with 3/16 acrylic faces. Interior illumination shall be by neon lighting. Letters shall be mounted on aluminum raceway and installed on building fascia with non-corrosive fasteners. Overall length of signs shall not exceed 70% of the storefront footage. Height of letters shall not exceed 24 inches. Landlord consent: Landlord to place Tenant's name on Building Directory.

      14. MAINTENANCE AND REPAIRS: Tenant shall be responsible for all maintenance and repairs to the leased premises except major electrical and HVAC systems.

      15. INSURANCE: Tenant shall carry public liability insurance with minimum limits of $500,000 for personal injury and $100,000 for property damage and such policy shall designate the Landlord as an additional insured. Tenant shall insure its leasehold fixtures, inventory, merchandise and personal property for an amount equal to the replacement cost.

      Landlord shall obtain and Tenant shall pay its pro rata share of the premium for fire and extended coverage insurance, liability insurance, and plate glass insurance.

      16.  UNTENANTABILITY BY FIRE OR OTHER CASUALTY:
           A. If the leased premises, a part thereof, or a part of the building are destroyed or damaged by fire or other casualty, and Landlord elects not to repair such damage, Landlord may terminate this Lease by notice to Tenant within thirty (30) days after the date of such fire or other casualty, and all rents as provided in this Lease shall be prorated to the date of such fire or other casualty.
           B. In the event the leased premises, a part thereof, or a part of the building are destroyed or damaged by fire or other casualty and the Landlord elects to rebuild or restore the damaged premises, this Lease shall not terminate and Landlord shall repair the premises at Landlord's expense and all rents or a just portion thereof considering the nature and extent of the damages sustained to the leased premises, shall abate until the leased premises have been repaired or restored by the Landlord.

      17.  ASSIGNMENT OF LEASE:
           A. By Tenant. Tenant shall not assign this Lease or sublet the leased premises or permit any transfer thereof by operation of law without the prior written consent of Landlord, such consent not to be reasonably withheld.
           B. By Landlord. Landlord may assign Landlord's interest in this Lease in connection with a sale or transfer of title to the real estate or for the purpose of mortgaging the premises. Tenant agrees that this Lease shall be subordinate to any mortgage placed upon the premises by Landlord provided that such subordination shall not affect Tenant's rights to possession of the premises under the terms of this Lease.

      18.  RIGHTS AND REMEDIES:
           A. Cumulative. All rights and remedies shall be cumulative and shall not exclude any right allowed by law.
           B. Defaults. If Tenant defaults in the payment of rent or of any of the covenants and agreements of this Lease with such defaults continuing for a period of ten (10) days after written notice thereof or if the Tenant abandons the leased premises, Landlord may at its election terminate the Lease and/or terminate Tenant's right to possession of the leased premises. Landlord may institute an action for possession of the leased premises. Action by the Landlord pursuant to this paragraph shall not relieve the Tenant from any damages recoverable by law because of Tenant's default including, but not limited to, Tenant's obligation to pay rental as provided in this Lease.
           C. Landlord's Right to Enter Premises. Landlord shall have the right to enter Tenant's premises at reasonable times and to show the premises during the last six (6) months of the lease term.
           D. Surrender of Possession. Tenant agrees that upon termination of this Lease in any manner or for any cause, to surrender possession to the Landlord in as good a condition as when Tenant took possession, ordinary wear and tear excepted. In the event Tenant holds over after termination, the tenancy created shall be a month-to-month tenancy.
           E. Notices. Notices may be reserved personally or by certified or registered mail addressed to the Landlord at his principal place of business or to the Tenant at 5301 East State Street, Rockford, Illinois.
           F. Attorney's Fees and Costs. In the event of default by Tenant of any of the provisions of this Lease, Tenant shall be responsible for reasonable attorney's fees, expenses, and costs incurred by the Landlord as a result of such default. Landlord shall be responsible for attorney's fees and costs incurred by the Tenant as a result of Landlord's default or breach of its obligation herein.

      19. MISCELLANOUS: Tenant's first month rental obligation as set forth below shall be due and payable upon the execution of this Lease.

           Base Rent      Month 1-12  $ 1,061.50 (See Rent Schedule Addendum)
           Additional Rent            $   167.50
           Total Monthly Rent         $ 1,229.00

      20. COMPLETE AGREEMENT: The parties agree that this Lease constitutes the entire agreement between the Landlord and Tenant and upon execution hereof shall be binding upon the successors and assigns of the parties hereto.

      21. ADDITIONAL PROVISIONS: Tanning beds are not allowed at any time during the term of this Lease. Tenant may remove and retain possession/ownership of all non-trade fixtures or equipment at the end of Lease provided Tenant restores premises to its original condition as it was in prior to the installation of the fixtures. Landlord to complete buildout as per Exhibit C, install all cabinets, countertops, complete all plumbing connections, provide all electrical hookup and wall and floor coverings. Tenant to furnish all cabinets, countertops, and dental equipment.

      IN WITNESS WHEREOF, the Landlord and Tenant have respectively executed this Lease on the day and year first above written.


 LANDLORD:                               TENANT:

 STATE STREET INVESTORS OF ROCKFORD,     PRO CARE DENTAL GROUP, P.C.
 INC.

 By:  Stanley Miller                     By:
      Secretary,                              President

 PREPARED BY:
 Attorney Nancy Hyzer
 HYZER, HYZER & ZIMMERMAN
 855 North Madison Street
 Rockford, IL 61107
 (815) 965-3600

                           RENTAL SCHEDULE ADDENDUM
                        SUITE 307A, NEW TOWNE PLAZA II
                             5301 E. STATE STREET
                              ROCKFORD, ILLINOIS

 5. BASE RENT: Base rent during the term of the lease on the above mentioned location shall be:

      Months 1 thru 12    $1,061.50 plus $167.50* additional rent
                          for a total of $1,229.00 per mo.
      Months 13 thru 60   $1,340.50 plus $167.50* additional rent
                          for a total of $1,508.00 per mo.
      Months 61 thru 120  $1,284.17 plus $167.50* additional rent for a total of $1,451.67 per mo.

 *See Paragraph 6 of Lease with regards to additional rent adjustments.

 ****************************************************************************

                                                                     EX-10.70

                                  L E A S E

      THIS LEASE made this 29th day of October, 1998, by and between:

      STATE STREET INVESTORS OF ROCKFORD, INC., hereinafter referred to as -----------------------------------LANDLORD,

           -and-

      RICHARD J. KRETZ,
      hereinafter referred to as -------------------------------------TENANT.

                             W I T N E S S E T H:

      1. LEASED PREMISES: Landlord, in consideration of the rents provided herein and the covenants and agreements contained herein, leases to Tenant and Tenant leases from Landlord, the following described premises (hereinafter referred to as "leased premises"):

      Commonly known as 5301 East State Street, Rockford, Illinois

      Approximately 340 square feet of space, being approximately 15 feet in width and 23 feet in depth, in the New Towne Plaza II, a Shopping Center, located in Rockford, Illinois, which premises are known as Store Space No. 216A. The boundaries and location of the leased premises are outlined on the site plan of the second floor of the shopping center which is marked Exhibit "A" and attached hereto and incorporated herein by reference.

      2. USE OF ADDITIONAL AREAS: The use and occupation by the Tenant of the leased premises shall include the use in common with others entitled thereto of the common areas, parking areas, driveway and sidewalks as shown on Exhibit "B" which is attached hereto and incorporated herein by reference, and other facilities as may be designated from time to time by the Landlord, subject, however, to the terms and conditions of this Lease and to reasonable rules and regulations for the use thereof as prescribed from time to time by the Landlord.

      3. TERM OF LEASE: The term of this Lease shall commence November 20, 1998, and shall continue for a period of Five (5) years and shall terminate on November 19, 2003.

      4. OPTION TO EXTEND: Tenant is granted the option to renew this lease for an additional Five (5) year term upon the giving of six month's written notice to Landlord prior to the expiration of the original lease term. The base rental for the option period shall be increased by One ($1.00) Dollar per square foot of the leased premises. In addition, during the option period Tenant shall pay as additional rental Tenant's pro rata share for taxes, utilities and operating expenses in accordance with Paragraph 6 of this Lease.

      5. RENT: During the term of this Lease, Tenant shall pay rent in the amount of Three Hundred Twenty Three and 00/100 ($323.00) Dollars per month without any deductions or set-off unless otherwise provided herein in advance of the first day of each month commencing November 20, 1998 and monthly thereafter during the term of this Lease with such rent payable at the office of the Landlord.

      If the Tenant takes possession of the leased premises after the first day of the month, Tenant shall pay a fractional share of the month's rent, prorated on a per diem basis.

      6. TAXES AND ASSESSMENTS: Landlord shall pay all real estate taxes and assessments which may be levied upon such premises during the term of this Lease.

      7. UTILITIES AND SERVICES: Landlord shall pay utilities including heat, air conditioning, electricity, gas, water, garbage, sewer and waste removal in connection with the use and occupancy of the premises.

      8. LATE CHARGES: If Tenant fails to pay rent due within 10 days of due date, there shall be a late charge penalty of 5% of the monthly rental assessed against Tenant and such unpaid amount shall bear interest from the due date thereof to the date of payment at the rate of Eighteen (18%) percent per annum.

      9. CONDITION OF THE PREMISES: Landlord and Tenant agree that the leased premises shall be in tenantable condition at the commencement of the term of this Lease. Carpeted floors, drywall perimeter walls, (painted) suspended ceiling, one lay in trofter for each 100 feet, one receptacle each 20 feet, sprinkler system, separate meters for heating, air conditioning and electric, one-switch per room, receptacles without switches, no lights in closets. Floor plan as per Exhibit "C".

      10. USE OF THE PREMISES: Tenant shall use the premises during the term hereof for the following purposes only: General Office. Tenant shall be entitled to peaceable and quiet enjoyment of the leased premises upon payment of rent and compliance with the covenants and agreements contained herein and upon complying with all city laws and ordinances applicable to the leased premises.

      11. PARKING: Landlord will provide for use by the Tenant, its employees, customers and visitors space for parking automobiles in the parking facilities provided by Landlord. Landlord agrees to maintain such parking facilities and provide snow removal. Landlord reserves the right to designate and locate parking spaces for Tenant and to establish reasonable rules and regulations with respect to parking.

      12. ALTERATIONS AND REDECORATING: Tenant shall not make any alterations, additions or improvements to the interior or exterior of the leased premises, or redecorate the interior of the leased premises, without Landlord's prior written consent.

      Unless the Landlord consents to their removal, all non-trade fixtures and improvements become Landlord's property, provided, however, Landlord shall have the right to request their removal upon the termination of this Lease, in which case Tenant shall be responsible for the cost of such removal. In the event Landlord consents or requests removal, Tenant shall be responsible for repair of any damage to the premises resulting from such removal.

      13. SIGNS: Tenant shall not erect, place or maintain any sign, awning or advertising matter on the exterior of the building without prior written consent of Landlord. Tenant shall be responsible for the maintenance and repair of such sign, awning or advertising matter. Building signs shall be in the form of letters illuminated from inside fabricated from .060 aluminum with 3/16 acrylic faces. Interior illumination shall be by neon lighting. Letters shall be mounted on aluminum raceway and installed on building fascia with non-corrosive fasteners. Overall length of signs shall not exceed 70% of the storefront footage. Height of letters shall not exceed 24
 inches. Landlord consent:                    .

      14. MAINTENANCE AND REPAIRS: Tenant shall be responsible for all maintenance and repairs to the leased premises. Landlord will be responsible for all of the maintenance and repair of the exterior of the premises including landscaping and snow removal.

      15. INSURANCE: Tenant shall carry public liability insurance with minimum limits of $500,000 for personal injury and $100,000 for property damage and such policy shall designate the Landlord as an additional insured. Tenant shall insure its leasehold fixtures, inventory, merchandise and personal property for an amount equal to the replacement cost.

      16.  UNTENANTABILITY BY FIRE OR OTHER CASUALTY:
           A. If the leased premises, a part thereof, or a part of the building are destroyed or damaged by fire or other casualty, and Landlord elects not to repair such damage, Landlord may terminate this Lease by notice to Tenant within thirty (30) days after the date of such fire or other casualty, and all rents as provided in this Lease shall be prorated to the date of such fire or other casualty.
           B. In the event the leased premises, a part thereof, or a part of the building are destroyed or damaged by fire or other casualty and the Landlord elects to rebuild or restore the damaged premises, this Lease shall not terminate and Landlord shall repair the premises at Landlord's expense and all rents or a just portion thereof considering the nature and extent of the damages sustained to the leased premises, shall abate until the leased premises have been repaired or restored by the Landlord.

      17.  ASSIGNMENT OF LEASE:
           A. By Tenant. Tenant shall not assign this Lease or sublet the leased premises or permit any transfer thereof by operation of law without the prior written consent of Landlord, such consent not to be reasonably withheld.
           B. By Landlord. Landlord may assign Landlord's interest in this Lease in connection with a sale or transfer of title to the real estate or for the purpose of mortgaging the premises. Tenant agrees that this Lease shall be subordinate to any mortgage placed upon the premises by Landlord provided that such subordination shall not affect Tenant's rights to possession of the premises under the terms of this Lease.

      18.  RIGHTS AND REMEDIES:
           A. Cumulative. All rights and remedies shall be cumulative and shall not exclude any right allowed by law.
           B. Defaults. If Tenant defaults in the payment of rent or of any of the covenants and agreements of this Lease with such defaults continuing for a period of ten (10) days after written notice thereof or if the Tenant abandons the leased premises, Landlord may at its election terminate the Lease and/or terminate Tenant's right to possession of the leased premises. Landlord may institute an action for possession of the leased premises. Action by the Landlord pursuant to this paragraph shall not relieve the Tenant from any damages recoverable by law because of Tenant's default including, but not limited to, Tenant's obligation to pay rental as provided in this Lease.
           C. Landlord's Right to Enter Premises. Landlord shall have the right to enter Tenant's premises at reasonable times and to show the premises during the last six (6) months of the lease term.
           D. Surrender of Possession. Tenant agrees that upon termination of this Lease in any manner or for any cause, to surrender possession to the Landlord in as good a condition as when Tenant took possession, ordinary wear and tear excepted. In the event Tenant holds over after termination, the tenancy created shall be a month-to-month tenancy.
           E. Notices. Notices may be reserved personally or by certified or registered mail addressed to the Landlord at his principal place of business or to the Tenant at 5301 East State Street, Rockford, Illinois.
           F. Attorney's Fees and Costs. In the event of default by Tenant of any of the provisions of this Lease, Tenant shall be responsible for reasonable attorney's fees, expenses, and costs incurred by the Landlord as a result of such default.

      19. MISCELLANOUS: Tenant's first month rental obligation of $323.00 shall be due and payable upon the execution of this Lease.

      20. COMPLETE AGREEMENT: The parties agree that this Lease constitutes the entire agreement between the Landlord and Tenant and upon execution hereof shall be binding upon the successors and assigns of the parties hereto.

      21. ADDITIONAL PROVISIONS: Tanning beds are not allowed in the leased space during the term of the Lease. Tenant may buy out this Lease anytime after 12 months by paying thirty eight hundred seventy six dollars ($3,876.00) to Landlord or if Tenant vacates the space Landlord will cancel this lease as soon as a new tenant leases the space.

      IN WITNESS WHEREOF, the Landlord and Tenant have respectively executed this Lease on the day and year first above written.


 LANDLORD:                          TENANT:

 ABIDON, INC.                       RICHARD J. KRETZ


 By:  Stanley Miller                By:  Richard Kretz
      Secretary,



                                    -----------------------------------------
                                                               , individually

 PREPARED BY:
 Attorney Nancy Hyzer
 HYZER, HYZER & ZIMMERMAN
 855 North Madison Street
 Rockford, IL 61107
 (815) 965-3600

 ****************************************************************************

                                                                     EX-10.71

                                  L E A S E

      THIS LEASE made this 23rd day of November, 1999, by and between:

      STATE STREET INVESTORS OF ROCKFORD, INC., hereinafter referred to as -----------------------------------LANDLORD,

           -and-

      ROSETTA CHAMBERLIN REALTORS,
      hereinafter referred to as -------------------------------------TENANT.

                             W I T N E S S E T H:

      1. LEASED PREMISES: Landlord, in consideration of the rents provided herein and the covenants and agreements contained herein, leases to Tenant and Tenant leases from Landlord, the following described premises (hereinafter referred to as "leased premises"):

      Commonly known as 5301 East State Street, Rockford, Illinois

      Approximately 410 square feet of space, being approximately 22 feet in width and 19 feet in depth, in the New Towne Plaza II, a Shopping Center, located in Rockford, Illinois, which premises are known as Store Space No. 216D. The boundaries and location of the leased premises are outlined on the site plan of the second floor of the shopping center which is marked Exhibit "A" and attached hereto and incorporated herein by reference.

      2. USE OF ADDITIONAL AREAS: The use and occupation by the Tenant of the leased premises shall include the use in common with others entitled thereto of the common areas, parking areas, driveway and sidewalks as shown on Exhibit "B" which is attached hereto and incorporated herein by reference, and other facilities as may be designated from time to time by the Landlord, subject, however, to the terms and conditions of this Lease and to reasonable rules and regulations for the use thereof as prescribed from time to time by the Landlord.

      3. TERM OF LEASE: The term of this Lease shall commence March 1, 2000, and shall continue for a period of three (3) years and shall terminate on February 28, 2003.

      4. OPTION TO EXTEND: Tenant is granted the option to renew this lease for an additional three (3) year term upon the giving of six month's written notice to Landlord prior to the expiration of the original lease term. The base rental for the option period shall be increased by two ($2.00) Dollars per square foot of the leased premises.

      5. RENT: During the term of this Lease, Tenant shall pay rent in the amount of Three Hundred Sixty Nine & no/100 ($369.00) Dollars per month without any deductions or set-off unless otherwise provided herein in advance of the first day of each month commencing March 1, 2000 and monthly thereafter during the term of this Lease with such rent payable at the office of the Landlord.

      If the Tenant takes possession of the leased premises after the first day of the month, Tenant shall pay a fractional share of the month's rent, prorated on a per diem basis.

      7. LATE CHARGES: If Tenant fails to pay rent due within 10 days of due date, there shall be a late charge penalty of 5% of the monthly rental assessed against Tenant and such unpaid amount shall bear interest from the due date thereof to the date of payment at the rate of Eighteen (18%) percent per annum.

      9. CONDITION OF THE PREMISES: Landlord and Tenant agree that the leased premises shall be in tenantable condition at the commencement of the term of this Lease. Carpeted floors, drywall perimeter walls, (painted) suspended ceiling, one lay in trofter for each 100 feet, one receptacle each 20 feet, sprinkler system, separate meters for heating, air conditioning and electric, one-switch per room, receptacles without switches, no lights in closets. Floor plan as per Exhibit "C".

      10. USE OF THE PREMISES: Tenant shall use the premises during the term hereof for the following purposes only: General Office. Tenant shall be entitled to peaceable and quiet enjoyment of the leased premises upon payment of rent and compliance with the covenants and agreements contained herein and upon complying with all city laws and ordinances applicable to the leased premises.

      11. PARKING: Landlord will provide for use by the Tenant, its employees, customers and visitors space for parking automobiles in the parking facilities provided by Landlord. Landlord agrees to maintain such parking facilities and provide snow removal. Landlord reserves the right to designate and locate parking spaces for Tenant and to establish reasonable rules and regulations with respect to parking.

      12. ALTERATIONS AND REDECORATING: Tenant shall not make any alterations, additions or improvements to the interior or exterior of the leased premises, or redecorate the interior of the leased premises, without Landlord's prior written consent.

      Unless the Landlord consents to their removal, all non-trade fixtures and improvements become Landlord's property, provided, however, Landlord shall have the right to request their removal upon the termination of this Lease, in which case Tenant shall be responsible for the cost of such removal. In the event Landlord consents or requests removal, Tenant shall be responsible for repair of any damage to the premises resulting from such removal.

      13. SIGNS: Tenant shall not erect, place or maintain any sign, awning or advertising matter on the exterior of the building without prior written consent of Landlord. Tenant shall be responsible for the maintenance and repair of such sign, awning or advertising matter. Building signs shall be in the form of letters illuminated from inside fabricated from .060 aluminum with 3/16 acrylic faces. Interior illumination shall be by neon lighting. Letters shall be mounted on aluminum raceway and installed on building fascia with non-corrosive fasteners. Overall length of signs shall not exceed 70% of the storefront footage. Height of letters shall not exceed 24 inches. Landlord consent: Landlord to place Tenant's name on Building Directory.

      14. MAINTENANCE AND REPAIRS: Tenant shall be responsible for all maintenance and repairs to the leased premises.

      15. INSURANCE: Tenant shall carry public liability insurance with minimum limits of $500,000 for personal injury and $100,000 for property damage and such policy shall designate the Landlord as an additional insured. Tenant shall insure its leasehold fixtures, inventory, merchandise and personal property for an amount equal to the replacement cost.

      16.  UNTENANTABILITY BY FIRE OR OTHER CASUALTY:
           A. If the leased premises, a part thereof, or a part of the building are destroyed or damaged by fire or other casualty, and Landlord elects not to repair such damage, Landlord may terminate this Lease by notice to Tenant within thirty (30) days after the date of such fire or other casualty, and all rents as provided in this Lease shall be prorated to the date of such fire or other casualty.
           B. In the event the leased premises, a part thereof, or a part of the building are destroyed or damaged by fire or other casualty and the Landlord elects to rebuild or restore the damaged premises, this Lease shall not terminate and Landlord shall repair the premises at Landlord's expense and all rents or a just portion thereof considering the nature and extent of the damages sustained to the leased premises, shall abate until the leased premises have been repaired or restored by the Landlord.

      17.  ASSIGNMENT OF LEASE:
           A. By Tenant. Tenant shall not assign this Lease or sublet the leased premises or permit any transfer thereof by operation of law without the prior written consent of Landlord, such consent not to be reasonably withheld.
           B. By Landlord. Landlord may assign Landlord's interest in this Lease in connection with a sale or transfer of title to the real estate or for the purpose of mortgaging the premises. Tenant agrees that this Lease shall be subordinate to any mortgage placed upon the premises by Landlord provided that such subordination shall not affect Tenant's rights to possession of the premises under the terms of this Lease.

      18.  RIGHTS AND REMEDIES:
           A. Cumulative. All rights and remedies shall be cumulative and shall not exclude any right allowed by law.
           B. Defaults. If Tenant defaults in the payment of rent or of any of the covenants and agreements of this Lease with such defaults continuing for a period of ten (10) days after written notice thereof or if the Tenant abandons the leased premises, Landlord may at its election terminate the Lease and/or terminate Tenant's right to possession of the leased premises. Landlord may institute an action for possession of the leased premises. Action by the Landlord pursuant to this paragraph shall not relieve the Tenant from any damages recoverable by law because of Tenant's default including, but not limited to, Tenant's obligation to pay rental as provided in this Lease.
           C. Landlord's Right to Enter Premises. Landlord shall have the right to enter Tenant's premises at reasonable times and to show the premises during the last six (6) months of the lease term.
           D. Surrender of Possession. Tenant agrees that upon termination of this Lease in any manner or for any cause, to surrender possession to the Landlord in as good a condition as when Tenant took possession, ordinary wear and tear excepted. In the event Tenant holds over after termination, the tenancy created shall be a month-to-month tenancy.
           E. Notices. Notices may be reserved personally or by certified or registered mail addressed to the Landlord at his principal place of business or to the Tenant at 5301 East State Street, Rockford, Illinois.
           F. Attorney's Fees and Costs. In the event of default by Tenant of any of the provisions of this Lease, Tenant shall be responsible for reasonable attorney's fees, expenses, and costs incurred by the Landlord as a result of such default.

      19. MISCELLANOUS: Tenant's first month rental obligation as set forth below shall be due and payable upon the execution of this Lease.

           Base Rent           $369.00
           Additional Rent     $
           Total Monthly Rent  $369.00

      20. COMPLETE AGREEMENT: The parties agree that this Lease constitutes the entire agreement between the Landlord and Tenant and upon execution hereof shall be binding upon the successors and assigns of the parties hereto.

      21. ADDITIONAL PROVISIONS: Tanning beds are not allowed in the leased space during the term of this Lease. Landlord to pay all utilities.

      IN WITNESS WHEREOF, the Landlord and Tenant have respectively executed this Lease on the day and year first above written.


 LANDLORD:                               TENANT:

 STATE STREET INVESTORS OF ROCKFORD,     ROSETTA CHAMBERLIN REALTORS
 INC.

 By:  Stanley Miller                     By:  Rosetta E. Chamberlin
      Secretary,                              Broker/owner

 PREPARED BY:
 Attorney Nancy Hyzer
 HYZER, HYZER & ZIMMERMAN                ------------------------------------
 855 North Madison Street                                      , individually
 Rockford, IL 61107
 (815) 965-3600

 ****************************************************************************

                                                                     EX-10.72

                                  L E A S E

      THIS LEASE made this 30th day of June, 1998, by and between:

      STATE STREET INVESTORS OF ROCKFORD, INC., hereinafter referred to as -----------------------------------LANDLORD,

           -and-

      S. J. GRANT & ASSOCIATES, INC.,
      hereinafter referred to as -------------------------------------TENANT.

                             W I T N E S S E T H:

      1. LEASED PREMISES: Landlord, in consideration of the rents provided herein and the covenants and agreements contained herein, leases to Tenant and Tenant leases from Landlord, the following described premises (hereinafter referred to as "leased premises"):

      Commonly known as 5301 East State Street, Rockford, Illinois

      Approximately 1250 square feet of space, being approximately 51 feet in width and 52 feet in depth, in the New Towne Plaza II, a Shopping Center, located in Rockford, Illinois, which premises are known as Store Space No.
 307. The boundaries and location of the leased premises are outlined on the site plan of the third floor of the shopping center which is marked Exhibit "A" and attached hereto and incorporated herein by reference.

      2. USE OF ADDITIONAL AREAS: The use and occupation by the Tenant of the leased premises shall include the use in common with others entitled thereto of the common areas, parking areas, driveway and sidewalks as shown on Exhibit "B" which is attached hereto and incorporated herein by reference, and other facilities as may be designated from time to time by the Landlord, subject, however, to the terms and conditions of this Lease and to reasonable rules and regulations for the use thereof as prescribed from time to time by the Landlord.

      3. TERM OF LEASE: The term of this Lease shall commence August 15, 1998, and shall continue for a period of Five (5) years and shall terminate on August 14, 2003.

      4. OPTION TO EXTEND: Tenant is granted the option to renew this lease for an additional Five (5) year term upon the giving of six month's written notice to Landlord prior to the expiration of the original lease term. The base rental for the option period shall be increased by One ($1.00) Dollar per square foot of the leased premises. In addition, during the option period Tenant shall pay as additional rental Tenant's pro rata share for taxes, utilities and operating expenses in accordance with Paragraph 6 of this Lease.

      5. RENT: During the term of this Lease, Tenant shall pay rent in the amount of Eight Hundred Eighty Five and 42/100 ($885.42) Dollars per month without any deductions or set-off unless otherwise provided herein in advance of the first day of each month commencing August 15, 1998 and monthly thereafter during the term of this Lease with such rent payable at the office of the Landlord.

      If the Tenant takes possession of the leased premises after the first day of the month, Tenant shall pay a fractional share of the month's rent, prorated on a per diem basis.

      6. ADDITIONAL RENTS: In addition to the base rent, Tenant shall pay to Landlord during the term of this Lease additional rents for such costs and services as set forth below which rents may be adjusted at least annually. For purpose of the additional rents, the Tenant's pro rata share shall be .0765 percent (.0765%). Tenant's share has been calculated by computing the percentage of Tenant's leased square footage to the total leasable square footage in the building. In addition, such percentage has been adjusted in accordance with the location of Tenant's space in the building. First floor tenants pay twice as much per square foot of leased space as Tenants on the second and third floors and lower levels.
 Initially, Tenants whose leased space is located on the first floor shall pay Three ($3.00) Dollars per leased square foot for the first year and those Tenants located on the second floor, third floor and the lower level shall pay One Dollar and 50/100ths ($1.50) per leased square foot for the first year. The maximum amount to be paid by Tenant in any one year during the term of this Lease is Four Dollars and 50/100ths ($4.50) per leased square foot for the space located on the first floor and Two Dollars and 25/100ths ($2.25) per leased square foot for the space located on the second and third floors. Such additional rent shall be applied to the following property costs and services.

           A. TAXES: Tenant agrees to pay to Landlord its pro rata share of the general real property taxes and assessments which have been levied or assessed upon such premises for each calendar year or fraction thereof.

           B. UTILITY COSTS: Tenant shall be solely responsible for all charges for public utilities, whether furnished by Landlord or otherwise, and including, but not limited to, gas, electricity, sewer, water and heat.

           In addition, Tenant agrees to pay to Landlord its pro rata share of all charges for public utilities including, but not limited to, sewer, water, gas, electricity, and any other utilities used upon or furnished to the parking lot or common areas or any non Tenant areas of center.

           C. MAINTENANCE, SECURITY AND OPERATION: Tenant agrees to pay to Landlord its pro rata share of all common area maintenance and security expense, parking lot maintenance expense, and all maintenance and security expense of common area of center, including, but not limited to, gardening and landscaping, the cost of public liability and property damage insurance, repairs, replacements, line painting, lighting, sanitary control, removal of snow, trash, rubbish, and garbage, and ten (10%) percent of all the costs included as operating costs to cover the Landlord's administrative and overhead costs. Operating costs shall also include the cost of repairing, maintaining, cleaning and painting the exteriors of the building and the interior common area facilities.

      7. LATE CHARGES: If Tenant fails to pay rent due within 10 days of due date, there shall be a late charge penalty of 5% of the monthly rental assessed against Tenant and such unpaid amount shall bear interest from the due date thereof to the date of payment at the rate of Eighteen (18%) percent per annum.

      8. NET LEASE: Landlord shall not be required to or expected to incur or sustain any expense in and about the leased premises throughout the term of this Lease.

      9. CONDITION OF THE PREMISES: Landlord and Tenant agree that the leased premises shall be in tenantable condition at the commencement of the term of this Lease. Carpeted floors, drywall perimeter walls, (painted) suspended ceiling, one lay in trofter for each 100 feet, one receptacle each 20 feet, sprinkler system, separate meters for heating, air conditioning and electric, one-switch per room, receptacles without switches, no lights in closets. Floor plan as per Exhibit "C".

      10. USE OF THE PREMISES: Tenant shall use the premises during the term hereof for the following purposes only: General Office & Classroom. Tenant shall be entitled to peaceable and quiet enjoyment of the leased premises upon payment of rent and compliance with the covenants and agreements contained herein and upon complying with all city laws and ordinances applicable to the leased premises.

      11. PARKING: Landlord will provide for use by the Tenant, its employees, customers and visitors space for parking automobiles in the parking facilities provided by Landlord. Landlord agrees to maintain such parking facilities and provide snow removal. Landlord reserves the right to designate and locate parking spaces for Tenant and to establish reasonable rules and regulations with respect to parking.

      12. ALTERATIONS AND REDECORATING: Tenant shall not make any alterations, additions or improvements to the interior or exterior of the leased premises, or redecorate the interior of the leased premises, without Landlord's prior written consent.

      Unless the Landlord consents to their removal, all non-trade fixtures and improvements become Landlord's property, provided, however, Landlord shall have the right to request their removal upon the termination of this Lease, in which case Tenant shall be responsible for the cost of such removal. In the event Landlord consents or requests removal, Tenant shall be responsible for repair of any damage to the premises resulting from such removal.

      13. SIGNS: Tenant shall not erect, place or maintain any sign, awning or advertising matter on the exterior of the building without prior written consent of Landlord. Tenant shall be responsible for the maintenance and repair of such sign, awning or advertising matter. Building signs shall be in the form of letters illuminated from inside fabricated from .060 aluminum with 3/16 acrylic faces. Interior illumination shall be by neon lighting. Letters shall be mounted on aluminum raceway and installed on building fascia with non-corrosive fasteners. Overall length of signs shall not exceed 70% of the storefront footage. Height of letters shall not exceed 24 inches. Landlord consent: Landlord to place Tenant's name on Building Directory.

      14. MAINTENANCE AND REPAIRS: Tenant shall be responsible for all maintenance and repairs to the leased premises.

      15. INSURANCE: Tenant shall carry public liability insurance with minimum limits of $500,000 for personal injury and $100,000 for property damage and such policy shall designate the Landlord as an additional insured. Tenant shall insure its leasehold fixtures, inventory, merchandise and personal property for an amount equal to the replacement cost.

      Landlord shall obtain and Tenant shall pay its pro rata share of the premium for fire and extended coverage insurance, liability insurance, and plate glass insurance.

      16.  UNTENANTABILITY BY FIRE OR OTHER CASUALTY:
           A. If the leased premises, a part thereof, or a part of the building are destroyed or damaged by fire or other casualty, and Landlord elects not to repair such damage, Landlord may terminate this Lease by notice to Tenant within thirty (30) days after the date of such fire or other casualty, and all rents as provided in this Lease shall be prorated to the date of such fire or other casualty.
           B. In the event the leased premises, a part thereof, or a part of the building are destroyed or damaged by fire or other casualty and the Landlord elects to rebuild or restore the damaged premises, this Lease shall not terminate and Landlord shall repair the premises at Landlord's expense and all rents or a just portion thereof considering the nature and extent of the damages sustained to the leased premises, shall abate until the leased premises have been repaired or restored by the Landlord.

      17.  ASSIGNMENT OF LEASE:
           A. By Tenant. Tenant shall not assign this Lease or sublet the leased premises or permit any transfer thereof by operation of law without the prior written consent of Landlord, such consent not to be reasonably withheld.
           B. By Landlord. Landlord may assign Landlord's interest in this Lease in connection with a sale or transfer of title to the real estate or for the purpose of mortgaging the premises. Tenant agrees that this Lease shall be subordinate to any mortgage placed upon the premises by Landlord provided that such subordination shall not affect Tenant's rights to possession of the premises under the terms of this Lease.

      18.  RIGHTS AND REMEDIES:
           A. Cumulative. All rights and remedies shall be cumulative and shall not exclude any right allowed by law.
           B. Defaults. If Tenant defaults in the payment of rent or of any of the covenants and agreements of this Lease with such defaults continuing for a period of ten (10) days after written notice thereof or if the Tenant abandons the leased premises, Landlord may at its election terminate the Lease and/or terminate Tenant's right to possession of the leased premises. Landlord may institute an action for possession of the leased premises. Action by the Landlord pursuant to this paragraph shall not relieve the Tenant from any damages recoverable by law because of Tenant's default including, but not limited to, Tenant's obligation to pay rental as provided in this Lease.
           C. Landlord's Right to Enter Premises. Landlord shall have the right to enter Tenant's premises at reasonable times and to show the premises during the last six (6) months of the lease term.
           D. Surrender of Possession. Tenant agrees that upon termination of this Lease in any manner or for any cause, to surrender possession to the Landlord in as good a condition as when Tenant took possession, ordinary wear and tear excepted. In the event Tenant holds over after termination, the tenancy created shall be a month-to-month tenancy.
           E. Notices. Notices may be reserved personally or by certified or registered mail addressed to the Landlord at his principal place of business or to the Tenant at 5301 East State Street, Rockford, Illinois.
           F. Attorney's Fees and Costs. In the event of default by Tenant of any of the provisions of this Lease, Tenant shall be responsible for reasonable attorney's fees, expenses, and costs incurred by the Landlord as a result of such default.

      19. MISCELLANOUS: Tenant's first month rental obligation as set forth below shall be due and payable upon the execution of this Lease.

           Base Rent           $  885.42
           Additional Rent     $  156.25
           Total Monthly Rent  $ 1041.67

      20. COMPLETE AGREEMENT: The parties agree that this Lease constitutes the entire agreement between the Landlord and Tenant and upon execution hereof shall be binding upon the successors and assigns of the parties hereto.

      21. ADDITIONAL PROVISIONS: Tanning beds are not allowed at any time during the term of this Lease. Landlord to paint all interior walls one coat, semi-gloss same color, also replace carpeting if needed in entire suite. All of the above at Landlord's expense.

      IN WITNESS WHEREOF, the Landlord and Tenant have respectively executed this Lease on the day and year first above written.


 LANDLORD:                               TENANT:

 STATE STREET INVESTORS OF ROCKFORD,     S. J. GRANT & ASSOCIATES INC.
 INC.

 By:  Stanley Miller                     By:
      Secretary,                              President



 PREPARED BY:
 Attorney Nancy Hyzer
 HYZER, HYZER & ZIMMERMAN
 855 North Madison Street
 Rockford, IL 61107
 (815) 965-3600

 ****************************************************************************

                                                                     EX-10.73

                                  L E A S E

      THIS LEASE made this 2nd day of December, 1998, by and between:

      STATE STREET INVESTORS OF ROCKFORD, INC., hereinafter referred to as -----------------------------------LANDLORD,

           -and-

      SIMPLY COMPUTER SOFTWARE, INC.,
      hereinafter referred to as -------------------------------------TENANT.

                             W I T N E S S E T H:

      1. LEASED PREMISES: Landlord, in consideration of the rents provided herein and the covenants and agreements contained herein, leases to Tenant and Tenant leases from Landlord, the following described premises (hereinafter referred to as "leased premises"):

      Commonly known as 5301 East State Street, Rockford, Illinois

      Approximately 817 square feet of space, being approximately 30 feet plus 16' x 5' in width and 25 feet in depth, in the New Towne Plaza II, a Shopping Center, located in Rockford, Illinois, which premises are known as Store Space No. 309A. The boundaries and location of the leased premises are outlined on the site plan of the third floor of the shopping center which is marked Exhibit "A" and attached hereto and incorporated herein by reference.

      2. USE OF ADDITIONAL AREAS: The use and occupation by the Tenant of the leased premises shall include the use in common with others entitled thereto of the common areas, parking areas, driveway and sidewalks as shown on Exhibit "B" which is attached hereto and incorporated herein by reference, and other facilities as may be designated from time to time by the Landlord, subject, however, to the terms and conditions of this Lease and to reasonable rules and regulations for the use thereof as prescribed from time to time by the Landlord.

      3. TERM OF LEASE: The term of this Lease shall commence December 15, 1998, and shall continue for a period of Five (5) years and shall terminate on December 14, 2003.

      4. OPTION TO EXTEND: Tenant is granted the option to renew this lease for an additional Five (5) year term upon the giving of six month's written notice to Landlord prior to the expiration of the original lease term. The base rental for the option period shall be increased by One ($1.00) Dollar per square foot of the leased premises. In addition, during the option period Tenant shall pay as additional rental Tenant's pro rata share for taxes, utilities and operating expenses in accordance with Paragraph 6 of this Lease.

      5. RENT: During the term of this Lease, Tenant shall pay rent in the amount of Seven Hundred Ninety & 00/100 ($790.00) Dollars per month without any deductions or set-off unless otherwise provided herein in advance of the first day of each month commencing December 15, 1998 and monthly thereafter during the term of this Lease with such rent payable at the office of the Landlord.

      If the Tenant takes possession of the leased premises after the first day of the month, Tenant shall pay a fractional share of the month's rent, prorated on a per diem basis.

      6. TAXES AND ASSESSMENTS: Landlord shall pay all real estate taxes and assessments which may be levied upon such premises during the term of this Lease.

      7. UTILITY AND SERVICES: Landlord shall pay all utilities including heat, air-conditioning, electricity, gas, water, garbage, sewer, and waste removal in connection with the use and occupancy of the premises.

           In addition, Tenant agrees to pay to Landlord its pro rata share of all charges for public utilities including, but not limited to, sewer, water, gas, electricity, and any other utilities used upon or furnished to the parking lot or common areas or any non Tenant areas of center.

      8. LATE CHARGES: If Tenant fails to pay rent due within 10 days of due date, there shall be a late charge penalty of 5% of the monthly rental assessed against Tenant and such unpaid amount shall bear interest from the due date thereof to the date of payment at the rate of Eighteen (18%) percent per annum.

      9. CONDITION OF THE PREMISES: Landlord and Tenant agree that the leased premises shall be in tenantable condition at the commencement of the term of this Lease. Carpeted floors, drywall perimeter walls, (painted) suspended ceiling, one lay in trofter for each 100 feet, one receptacle each 20 feet, sprinkler system, separate meters for heating, air conditioning and electric, one-switch per room, receptacles without switches, no lights in closets. Floor plan as per Exhibit "C".

      10. USE OF THE PREMISES: Tenant shall use the premises during the term hereof for the following purposes only: General Office. Tenant shall be entitled to peaceable and quiet enjoyment of the leased premises upon payment of rent and compliance with the covenants and agreements contained herein and upon complying with all city laws and ordinances applicable to the leased premises.

      11. PARKING: Landlord will provide for use by the Tenant, its employees, customers and visitors space for parking automobiles in the parking facilities provided by Landlord. Landlord agrees to maintain such parking facilities and provide snow removal. Landlord reserves the right to designate and locate parking spaces for Tenant and to establish reasonable rules and regulations with respect to parking.

      12. ALTERATIONS AND REDECORATING: Tenant shall not make any alterations, additions or improvements to the interior or exterior of the leased premises, or redecorate the interior of the leased premises, without Landlord's prior written consent.

      Unless the Landlord consents to their removal, all non-trade fixtures and improvements become Landlord's property, provided, however, Landlord shall have the right to request their removal upon the termination of this Lease, in which case Tenant shall be responsible for the cost of such removal. In the event Landlord consents or requests removal, Tenant shall be responsible for repair of any damage to the premises resulting from such removal.

      13. SIGNS: Tenant shall not erect, place or maintain any sign, awning or advertising matter on the exterior of the building without prior written consent of Landlord. Tenant shall be responsible for the maintenance and repair of such sign, awning or advertising matter. Building signs shall be in the form of letters illuminated from inside fabricated from .060 aluminum with 3/16 acrylic faces. Interior illumination shall be by neon lighting. Letters shall be mounted on aluminum raceway and installed on building fascia with non-corrosive fasteners. Overall length of signs shall not exceed 70% of the storefront footage. Height of letters shall not exceed 24 inches. Landlord consent: Landlord to place Tenant's name on Building Directory.

      14.  MAINTENANCE AND REPAIRS: Tenant shall be responsible for all
 maintenance and repairs to the leased premises.                  .

      15. INSURANCE: Tenant shall carry public liability insurance with minimum limits of $500,000 for personal injury and $100,000 for property damage and such policy shall designate the Landlord as an additional insured. Tenant shall insure its leasehold fixtures, inventory, merchandise and personal property for an amount equal to the replacement cost.

      Landlord shall obtain and Tenant shall pay its pro rata share of the premium for fire and extended coverage insurance, liability insurance, and plate glass insurance.

      16.  UNTENANTABILITY BY FIRE OR OTHER CASUALTY:
           A. If the leased premises, a part thereof, or a part of the building are destroyed or damaged by fire or other casualty, and Landlord elects not to repair such damage, Landlord may terminate this Lease by notice to Tenant within thirty (30) days after the date of such fire or other casualty, and all rents as provided in this Lease shall be prorated to the date of such fire or other casualty.
           B. In the event the leased premises, a part thereof, or a part of the building are destroyed or damaged by fire or other casualty and the Landlord elects to rebuild or restore the damaged premises, this Lease shall not terminate and Landlord shall repair the premises at Landlord's expense and all rents or a just portion thereof considering the nature and extent of the damages sustained to the leased premises, shall abate until the leased premises have been repaired or restored by the Landlord.

      17.  ASSIGNMENT OF LEASE:
           A. By Tenant. Tenant shall not assign this Lease or sublet the leased premises or permit any transfer thereof by operation of law without the prior written consent of Landlord, such consent not to be reasonably withheld.
           B. By Landlord. Landlord may assign Landlord's interest in this Lease in connection with a sale or transfer of title to the real estate or for the purpose of mortgaging the premises. Tenant agrees that this Lease shall be subordinate to any mortgage placed upon the premises by Landlord provided that such subordination shall not affect Tenant's rights to possession of the premises under the terms of this Lease.

      18.  RIGHTS AND REMEDIES:
           A. Cumulative. All rights and remedies shall be cumulative and shall not exclude any right allowed by law.
           B. Defaults. If Tenant defaults in the payment of rent or of any of the covenants and agreements of this Lease with such defaults continuing for a period of ten (10) days after written notice thereof or if the Tenant abandons the leased premises, Landlord may at its election terminate the Lease and/or terminate Tenant's right to possession of the leased premises. Landlord may institute an action for possession of the leased premises. Action by the Landlord pursuant to this paragraph shall not relieve the Tenant from any damages recoverable by law because of Tenant's default including, but not limited to, Tenant's obligation to pay rental as provided in this Lease.
           C. Landlord's Right to Enter Premises. Landlord shall have the right to enter Tenant's premises at reasonable times and to show the premises during the last six (6) months of the lease term.
           D. Surrender of Possession. Tenant agrees that upon termination of this Lease in any manner or for any cause, to surrender possession to the Landlord in as good a condition as when Tenant took possession, ordinary wear and tear excepted. In the event Tenant holds over after termination, the tenancy created shall be a month-to-month tenancy.
           E. Notices. Notices may be reserved personally or by certified or registered mail addressed to the Landlord at his principal place of business or to the Tenant at 5301 East State Street, Rockford, Illinois.
           F. Attorney's Fees and Costs. In the event of default by Tenant of any of the provisions of this Lease, Tenant shall be responsible for reasonable attorney's fees, expenses, and costs incurred by the Landlord as a result of such default.

      19. MISCELLANOUS: Tenant's first month rental obligation of $790.00 shall be due and payable upon the execution of this Lease.

      20. COMPLETE AGREEMENT: The parties agree that this Lease constitutes the entire agreement between the Landlord and Tenant and upon execution hereof shall be binding upon the successors and assigns of the parties hereto.

      21. ADDITIONAL PROVISIONS: Tanning beds are not allowed in the leased space during the term of the Lease.

      IN WITNESS WHEREOF, the Landlord and Tenant have respectively executed this Lease on the day and year first above written.


 LANDLORD:                               TENANT:

 STATE STREET INVESTORS OF ROCKFORD,     SIMPLY COMPUTER SOFTWARE, INC.
 INC.

 By:  Stanley Miller                     By:
      Secretary,                              President

 PREPARED BY:
 Attorney Nancy Hyzer
 HYZER, HYZER & ZIMMERMAN                ------------------------------------
 855 North Madison Street                                      , individually
 Rockford, IL 61107
 (815) 965-3600
 Rev. 7/98

 ****************************************************************************

                                                                     EX-10.74

                                  L E A S E

      THIS LEASE made this 30th day of June, 1998, by and between:

      STATE STREET INVESTORS OF ROCKFORD, INC., hereinafter referred to as -----------------------------------LANDLORD,

           -and-

      SPECTRUM INSURANCE AGENCY, INC.,
      hereinafter referred to as -------------------------------------TENANT.

                             W I T N E S S E T H:

      1. LEASED PREMISES: Landlord, in consideration of the rents provided herein and the covenants and agreements contained herein, leases to Tenant and Tenant leases from Landlord, the following described premises (hereinafter referred to as "leased premises"):

      Commonly known as 5301 East State Street, Rockford, Illinois

      Approximately 3740 square feet of space, being approximately 50 feet in width and 75 feet in depth, in the New Towne Plaza II, a Shopping Center, located in Rockford, Illinois, which premises are known as Store Space No.
 201. The boundaries and location of the leased premises are outlined on the site plan of the second floor of the shopping center which is marked Exhibit "A" and attached hereto and incorporated herein by reference.

      2. USE OF ADDITIONAL AREAS: The use and occupation by the Tenant of the leased premises shall include the use in common with others entitled thereto of the common areas, parking areas, driveway and sidewalks as shown on Exhibit "B" which is attached hereto and incorporated herein by reference, and other facilities as may be designated from time to time by the Landlord, subject, however, to the terms and conditions of this Lease and to reasonable rules and regulations for the use thereof as prescribed from time to time by the Landlord.

      3. TERM OF LEASE: The term of this Lease shall commence August 1, 1998, and shall continue for a period of Five (5) years and shall terminate on July 31, 2003.

      4. OPTION TO EXTEND: Tenant is granted the option to renew this lease for an additional Five (5) year term upon the giving of six month's written notice to Landlord prior to the expiration of the original lease term. The base rental for the option period shall be increased by One ($1.00) Dollar per square foot of the leased premises. In addition, during the option period Tenant shall pay as additional rental Tenant's pro rata share for taxes, utilities and operating expenses in accordance with Paragraph 6 of this Lease.

      5.   BASE RENT: During the term of this Lease, Tenant shall pay rent in
 the amount of See Rental Schedule Attached ($          ) Dollars per month
 without any deductions or set-off unless otherwise provided herein in
 advance of the first day of each month commencing                , 19  and
 monthly thereafter during the term of this Lease with such rent payable at the office of the Landlord.

      If the Tenant takes possession of the leased premises after the first day of the month, Tenant shall pay a fractional share of the month's rent, prorated on a per diem basis.

      6. ADDITIONAL RENTS: In addition to the base rent, Tenant shall pay to Landlord during the term of this Lease additional rents for such costs and services as set forth below which rents may be adjusted at least annually. For purpose of the additional rents, the Tenant's pro rata share shall be .024 percent (.024%). Tenant's share has been calculated by computing the percentage of Tenant's leased square footage to the total leasable square footage in the building. In addition, such percentage has been adjusted in accordance with the location of Tenant's space in the building. First floor tenants pay twice as much per square foot of leased space as Tenants on the second and third floors and lower levels.
 Initially, Tenants whose leased space is located on the first floor shall pay Three ($3.00) Dollars per leased square foot for the first year and those Tenants located on the second floor, third floor and the lower level shall pay One Dollar and 50/100ths ($1.50) per leased square foot for the first year. The maximum amount to be paid by Tenant in any one year during the term of this Lease is Four Dollars and 50/100ths ($4.50) per leased square foot for the space located on the first floor and Two Dollars and 25/100ths ($2.25) per leased square foot for the space located on the second and third floors. Such additional rent shall be applied to the following property costs and services.

           A. TAXES: Tenant agrees to pay to Landlord its pro rata share of the general real property taxes and assessments which have been levied or assessed upon such premises for each calendar year or fraction thereof.

           B. UTILITY COSTS: Tenant shall be solely responsible for all charges for public utilities, whether furnished by Landlord or otherwise, and including, but not limited to, gas, electricity, sewer, water and heat.

           In addition, Tenant agrees to pay to Landlord its pro rata share of all charges for public utilities including, but not limited to, sewer, water, gas, electricity, and any other utilities used upon or furnished to the parking lot or common areas or any non Tenant areas of center.

           C. MAINTENANCE, SECURITY AND OPERATION: Tenant agrees to pay to Landlord its pro rata share of all common area maintenance and security expense, parking lot maintenance expense, and all maintenance and security expense of common area of center, including, but not limited to, gardening and landscaping, the cost of public liability and property damage insurance, repairs, replacements, line painting, lighting, sanitary control, removal of snow, trash, rubbish, and garbage, and ten (10%) percent of all the costs included as operating costs to cover the Landlord's administrative and overhead costs. Operating costs shall also include the cost of repairing, maintaining, cleaning and painting the exteriors of the building and the interior common area facilities.

      7. LATE CHARGES: If Tenant fails to pay rent due within 10 days of due date, there shall be a late charge penalty of 5% of the monthly rental assessed against Tenant and such unpaid amount shall bear interest from the due date thereof to the date of payment at the rate of Eighteen (18%) percent per annum.

      8. NET LEASE: Landlord shall not be required to or expected to incur or sustain any expense in and about the leased premises throughout the term of this Lease.

      9. CONDITION OF THE PREMISES: Landlord and Tenant agree that the leased premises shall be in tenantable condition at the commencement of the term of this Lease. Carpeted floors, drywall perimeter walls, (painted) suspended ceiling, one lay in trofter for each 100 feet, one receptacle each 20 feet, sprinkler system, separate meters for heating, air conditioning and electric, one-switch per room, receptacles without switches, no lights in closets. Floor plan as per Exhibit "C".

      10. USE OF THE PREMISES: Tenant shall use the premises during the term hereof for the following purposes only: Insurance Sales. Tenant shall be entitled to peaceable and quiet enjoyment of the leased premises upon payment of rent and compliance with the covenants and agreements contained herein and upon complying with all city laws and ordinances applicable to the leased premises.

      11. PARKING: Landlord will provide for use by the Tenant, its employees, customers and visitors space for parking automobiles in the parking facilities provided by Landlord. Landlord agrees to maintain such parking facilities and provide snow removal. Landlord reserves the right to designate and locate parking spaces for Tenant and to establish reasonable rules and regulations with respect to parking.

      12. ALTERATIONS AND REDECORATING: Tenant shall not make any alterations, additions or improvements to the interior or exterior of the leased premises, or redecorate the interior of the leased premises, without Landlord's prior written consent.

      Unless the Landlord consents to their removal, all non-trade fixtures and improvements become Landlord's property, provided, however, Landlord shall have the right to request their removal upon the termination of this Lease, in which case Tenant shall be responsible for the cost of such removal. In the event Landlord consents or requests removal, Tenant shall be responsible for repair of any damage to the premises resulting from such removal.

      13. SIGNS: Tenant shall not erect, place or maintain any sign, awning or advertising matter on the exterior of the building without prior written consent of Landlord. Tenant shall be responsible for the maintenance and repair of such sign, awning or advertising matter. Building signs shall be in the form of letters illuminated from inside fabricated from .060 aluminum with 3/16 acrylic faces. Interior illumination shall be by neon lighting. Letters shall be mounted on aluminum raceway and installed on building fascia with non-corrosive fasteners. Overall length of signs shall not exceed 70% of the storefront footage. Height of letters shall not exceed 24 inches. Landlord consent: Landlord to place Tenant's name on Building Directory.

      14. MAINTENANCE AND REPAIRS: Tenant shall be responsible for all maintenance and repairs to the leased premises.

      15. INSURANCE: Tenant shall carry public liability insurance with minimum limits of $500,000 for personal injury and $100,000 for property damage and such policy shall designate the Landlord as an additional insured. Tenant shall insure its leasehold fixtures, inventory, merchandise and personal property for an amount equal to the replacement cost.

      Landlord shall obtain and Tenant shall pay its pro rata share of the premium for fire and extended coverage insurance, liability insurance, and plate glass insurance.

      16.  UNTENANTABILITY BY FIRE OR OTHER CASUALTY:
           A. If the leased premises, a part thereof, or a part of the building are destroyed or damaged by fire or other casualty, and Landlord elects not to repair such damage, Landlord may terminate this Lease by notice to Tenant within thirty (30) days after the date of such fire or other casualty, and all rents as provided in this Lease shall be prorated to the date of such fire or other casualty.
           B. In the event the leased premises, a part thereof, or a part of the building are destroyed or damaged by fire or other casualty and the Landlord elects to rebuild or restore the damaged premises, this Lease shall not terminate and Landlord shall repair the premises at Landlord's expense and all rents or a just portion thereof considering the nature and extent of the damages sustained to the leased premises, shall abate until the leased premises have been repaired or restored by the Landlord.

      17.  ASSIGNMENT OF LEASE:
           A. By Tenant. Tenant shall not assign this Lease or sublet the leased premises or permit any transfer thereof by operation of law without the prior written consent of Landlord, such consent not to be reasonably withheld.
           B. By Landlord. Landlord may assign Landlord's interest in this Lease in connection with a sale or transfer of title to the real estate or for the purpose of mortgaging the premises. Tenant agrees that this Lease shall be subordinate to any mortgage placed upon the premises by Landlord provided that such subordination shall not affect Tenant's rights to possession of the premises under the terms of this Lease.

      18.  RIGHTS AND REMEDIES:
           A. Cumulative. All rights and remedies shall be cumulative and shall not exclude any right allowed by law.
           B. Defaults. If Tenant defaults in the payment of rent or of any of the covenants and agreements of this Lease with such defaults continuing for a period of ten (10) days after written notice thereof or if the Tenant abandons the leased premises, Landlord may at its election terminate the Lease and/or terminate Tenant's right to possession of the leased premises. Landlord may institute an action for possession of the leased premises. Action by the Landlord pursuant to this paragraph shall not relieve the Tenant from any damages recoverable by law because of Tenant's default including, but not limited to, Tenant's obligation to pay rental as provided in this Lease.
           C. Landlord's Right to Enter Premises. Landlord shall have the right to enter Tenant's premises at reasonable times and to show the premises during the last six (6) months of the lease term.
           D. Surrender of Possession. Tenant agrees that upon termination of this Lease in any manner or for any cause, to surrender possession to the Landlord in as good a condition as when Tenant took possession, ordinary wear and tear excepted. In the event Tenant holds over after termination, the tenancy created shall be a month-to-month tenancy.
           E. Notices. Notices may be reserved personally or by certified or registered mail addressed to the Landlord at his principal place of business or to the Tenant at 5301 East State Street, Rockford, Illinois.
           F. Attorney's Fees and Costs. In the event of default by Tenant of any of the provisions of this Lease, Tenant shall be responsible for reasonable attorney's fees, expenses, and costs incurred by the Landlord as a result of such default.

      19. MISCELLANOUS: Tenant's first month rental obligation as set forth below shall be due and payable upon the execution of this Lease.

           Base Rent           See Rental Schedule Attached
           Additional Rent
           Total Monthly Rent

      20. COMPLETE AGREEMENT: The parties agree that this Lease constitutes the entire agreement between the Landlord and Tenant and upon execution hereof shall be binding upon the successors and assigns of the parties hereto.

      21. ADDITIONAL PROVISIONS: Tanning beds are not allowed at any time during the term of this Lease. Landlord to paint all interior walls one coat semi-gloss, same color and replace all carpeting with Cumberland Delegate 28 oz. and replace vinyl base. Landlord to pay for all of the above materials and labor. Tenant to pay to move their furniture.

      IN WITNESS WHEREOF, the Landlord and Tenant have respectively executed this Lease on the day and year first above written.


 LANDLORD:                               TENANT:

 STATE STREET INVESTORS OF ROCKFORD,     SPECTRUM INSURANCE AGENCY INC.
 INC.

 By:  Stanley Miller                     By:
      Secretary,                              President

 PREPARED BY:
 Attorney Nancy Hyzer
 HYZER, HYZER & ZIMMERMAN
 855 North Madison Street
 Rockford, IL 61107
 (815) 965-3600

                               RENTAL SCHEDULE
                               LEASE AGREEMENT
                                   BETWEEN
              STATE STREET INVESTORS OF ROCKFORD, INC., LANDLORD
                                     AND
                   SPECTRUM INSURANCE AGENCY, INC., TENANT

 Rent Schedule August 1, 1998 through November 30, 2000

           Base Rent                $ 2,181.67
           Additional Rent          $   701.25
           Total Monthly Rent       $ 2,882.94

 Rent Schedule December 1, 2000 through July 31, 2003

           Base Rent                $ 2,337.50
           Additional Rent          $   701.25
           Total Monthly Rent       $ 3,038.75

 ****************************************************************************

                                                                     EX-10.75

                                  L E A S E

      THIS LEASE made this 22nd day of April, 1997, by and between:

      STATE STREET INVESTORS OF ROCKFORD, INC., hereinafter referred to as -----------------------------------LANDLORD,

           -and-

      V. SUE SEEHAWER,
      hereinafter referred to as -------------------------------------TENANT.

                             W I T N E S S E T H:

      1. LEASED PREMISES: Landlord, in consideration of the rents provided herein and the covenants and agreements contained herein, leases to Tenant and Tenant leases from Landlord, the following described premises (hereinafter referred to as "leased premises"):

      Commonly known as 5301 East State Street, Rockford, Illinois

      Approximately 1225 square feet of space, being approximately 25 feet in width and 49 feet in depth, in the New Towne Plaza II, a Shopping Center, located in Rockford, Illinois, which premises are known as Store Space No.
 106. The boundaries and location of the leased premises are outlined on the site plan of the first floor of the shopping center which is marked Exhibit "A" and attached hereto and incorporated herein by reference.

      2. USE OF ADDITIONAL AREAS: The use and occupation by the Tenant of the leased premises shall include the use in common with others entitled thereto of the common areas, parking areas, driveway and sidewalks as shown on Exhibit "B" which is attached hereto and incorporated herein by reference, and other facilities as may be designated from time to time by the Landlord, subject, however, to the terms and conditions of this Lease and to reasonable rules and regulations for the use thereof as prescribed from time to time by the Landlord.

      3. TERM OF LEASE: The term of this Lease shall commence September 1, 1997, and shall continue for a period of Five (5) years and shall terminate on August 31, 2002.

      4. OPTION TO EXTEND: Tenant is granted the option to renew this lease for an additional Five (5) year term upon the giving of six month's written notice to Landlord prior to the expiration of the original lease term. The base rental for the option period shall be increased by Two ($2.00)
 Dollars per square foot of the leased premises. In addition, during the option period Tenant shall pay as additional rental Tenant's pro rata share for taxes, utilities and operating expenses in accordance with Paragraph 6 of this Lease.

      5. RENT: During the term of this Lease, Tenant shall pay rent in the amount of Nine Hundred Eighteen & 75/100 ($918.75) Dollars per month without any deductions or set-off unless otherwise provided herein in advance of the first day of each month commencing September, 1997 and monthly thereafter during the term of this Lease with such rent payable at the office of the Landlord.

      If the Tenant takes possession of the leased premises after the first day of the month, Tenant shall pay a fractional share of the month's rent, prorated on a per diem basis.

      6. ADDITIONAL RENTS: In addition to the base rent, Tenant shall pay to Landlord during the term of this Lease additional rents for such costs and services as set forth below which rents may be adjusted at least annually. For purpose of the additional rents, the Tenant's pro rata share shall be 1.4999 percent (1.4999%). Tenant's share has been calculated by computing the percentage of Tenant's leased square footage to the total leasable square footage in the building. In addition, such percentage has been adjusted in accordance with the location of Tenant's space in the building. First floor tenants pay twice as much per square foot of leased space as Tenants on the second and third floors and lower levels.
 Initially, Tenants whose leased space is located on the first floor shall pay Three ($3.00) Dollars per leased square foot for the first year and those Tenants located on the second floor, third floor and the lower level shall pay One Dollar and 50/100ths ($1.50) per leased square foot for the first year. The maximum amount to be paid by Tenant in any one year during the term of this Lease is Four Dollars and 50/100ths ($4.50) per leased square foot for the space located on the first floor and Two Dollars and 25/100ths ($2.25) per leased square foot for the space located on the second and third floors. Such additional rent shall be applied to the following property costs and services.

           A. TAXES: Tenant agrees to pay to Landlord its pro rata share of the general real property taxes and assessments which have been levied or assessed upon such premises for each calendar year or fraction thereof.

           B. UTILITY COSTS: Tenant shall be solely responsible for all charges for public utilities, whether furnished by Landlord or otherwise, and including, but not limited to, gas, electricity, sewer, water and heat.

           In addition, Tenant agrees to pay to Landlord its pro rata share of all charges for public utilities including, but not limited to, sewer, water, gas, electricity, and any other utilities used upon or furnished to the parking lot or common areas or any non Tenant areas of center.

           C. MAINTENANCE, SECURITY AND OPERATION: Tenant agrees to pay to Landlord its pro rata share of all common area maintenance and security expense, parking lot maintenance expense, and all maintenance and security expense of common area of center, including, but not limited to, gardening and landscaping, the cost of public liability and property damage insurance, repairs, replacements, line painting, lighting, sanitary control, removal of snow, trash, rubbish, and garbage, and ten (10%) percent of all the costs included as operating costs to cover the Landlord's administrative and overhead costs. Operating costs shall also include the cost of repairing, maintaining, cleaning and painting the exteriors of the building and the interior common area facilities.

      7. LATE CHARGES: If Tenant fails to pay rent due within 10 days of due date, there shall be a late charge penalty of 5% of the monthly rental assessed against Tenant and such unpaid amount shall bear interest from the due date thereof to the date of payment at the rate of Eighteen (18%) percent per annum.

      8. NET LEASE: Landlord shall not be required to or expected to incur or sustain any expense in and about the leased premises throughout the term of this Lease.

      9. CONDITION OF THE PREMISES: Landlord and Tenant agree that the leased premises shall be in tenantable condition at the commencement of the term of this Lease. Carpeted floors, drywall perimeter walls, (painted) suspended ceiling, one lay in trofter for each 100 feet, one receptacle each 20 feet, sprinkler system, separate meters for heating, air conditioning and electric, one-switch per room, receptacles without switches, no lights in closets. Floor plan as per Exhibit "C".

      10. USE OF THE PREMISES: Tenant shall use the premises during the term hereof for the following purposes only: General office, esthetics, and retail sales. Tenant shall be entitled to peaceable and quiet enjoyment of the leased premises upon payment of rent and compliance with the covenants and agreements contained herein and upon complying with all city laws and ordinances applicable to the leased premises.

      11. PARKING: Landlord will provide for use by the Tenant, its employees, customers and visitors space for parking automobiles in the parking facilities provided by Landlord. Landlord agrees to maintain such parking facilities and provide snow removal. Landlord reserves the right to designate and locate parking spaces for Tenant and to establish reasonable rules and regulations with respect to parking.

      12. ALTERATIONS AND REDECORATING: Tenant shall not make any alterations, additions or improvements to the interior or exterior of the leased premises, or redecorate the interior of the leased premises, without Landlord's prior written consent.

      Unless the Landlord consents to their removal, all non-trade fixtures and improvements become Landlord's property, provided, however, Landlord shall have the right to request their removal upon the termination of this Lease, in which case Tenant shall be responsible for the cost of such removal. In the event Landlord consents or requests removal, Tenant shall be responsible for repair of any damage to the premises resulting from such removal.

      13. SIGNS: Tenant shall not erect, place or maintain any sign, awning or advertising matter on the exterior of the building without prior written consent of Landlord. Tenant shall be responsible for the maintenance and repair of such sign, awning or advertising matter. Building signs shall be in the form of letters illuminated from inside fabricated from .060 aluminum with 3/16 acrylic faces. Interior illumination shall be by neon lighting. Letters shall be mounted on aluminum raceway and installed on building fascia with non-corrosive fasteners. Overall length of signs shall not exceed 70% of the storefront footage. Height of letters shall not exceed 24 inches. Landlord consent: Landlord to place Tenant's name on Building Directory. Landlord gives Tenant right to use one of the existing vacant signs on marquee pole.

      14. MAINTENANCE AND REPAIRS: Tenant shall be responsible for all maintenance and repairs to the leased premises.

      15. INSURANCE: Tenant shall carry public liability insurance with minimum limits of $500,000 for personal injury and $100,000 for property damage and such policy shall designate the Landlord as an additional insured. Tenant shall insure its leasehold fixtures, inventory, merchandise and personal property for an amount equal to the replacement cost.

      Landlord shall obtain and Tenant shall pay its pro rata share of the premium for fire and extended coverage insurance, liability insurance, and plate glass insurance.

      16.  UNTENANTABILITY BY FIRE OR OTHER CASUALTY:
           A. If the leased premises, a part thereof, or a part of the building are destroyed or damaged by fire or other casualty, and Landlord elects not to repair such damage, Landlord may terminate this Lease by notice to Tenant within thirty (30) days after the date of such fire or other casualty, and all rents as provided in this Lease shall be prorated to the date of such fire or other casualty.
           B. In the event the leased premises, a part thereof, or a part of the building are destroyed or damaged by fire or other casualty and the Landlord elects to rebuild or restore the damaged premises, this Lease shall not terminate and Landlord shall repair the premises at Landlord's expense and all rents or a just portion thereof considering the nature and extent of the damages sustained to the leased premises, shall abate until the leased premises have been repaired or restored by the Landlord.

      17.  ASSIGNMENT OF LEASE:
           A. By Tenant. Tenant shall not assign this Lease or sublet the leased premises or permit any transfer thereof by operation of law without the prior written consent of Landlord, such consent not to be reasonably withheld.
           B. By Landlord. Landlord may assign Landlord's interest in this Lease in connection with a sale or transfer of title to the real estate or for the purpose of mortgaging the premises. Tenant agrees that this Lease shall be subordinate to any mortgage placed upon the premises by Landlord provided that such subordination shall not affect Tenant's rights to possession of the premises under the terms of this Lease.

      18.  RIGHTS AND REMEDIES:
           A. Cumulative. All rights and remedies shall be cumulative and shall not exclude any right allowed by law.
           B. Defaults. If Tenant defaults in the payment of rent or of any of the covenants and agreements of this Lease with such defaults continuing for a period of ten (10) days after written notice thereof or if the Tenant abandons the leased premises, Landlord may at its election terminate the Lease and/or terminate Tenant's right to possession of the leased premises. Landlord may institute an action for possession of the leased premises. Action by the Landlord pursuant to this paragraph shall not relieve the Tenant from any damages recoverable by law because of Tenant's default including, but not limited to, Tenant's obligation to pay rental as provided in this Lease.
           C. Landlord's Right to Enter Premises. Landlord shall have the right to enter Tenant's premises at reasonable times and to show the premises during the last six (6) months of the lease term.
           D. Surrender of Possession. Tenant agrees that upon termination of this Lease in any manner or for any cause, to surrender possession to the Landlord in as good a condition as when Tenant took possession, ordinary wear and tear excepted. In the event Tenant holds over after termination, the tenancy created shall be a month-to-month tenancy.
           E. Notices. Notices may be reserved personally or by certified or registered mail addressed to the Landlord at his principal place of business or to the Tenant at 5301 East State Street, Rockford, Illinois.
           F. Attorney's Fees and Costs. In the event of default by Tenant of any of the provisions of this Lease, Tenant shall be responsible for reasonable attorney's fees, expenses, and costs incurred by the Landlord as a result of such default.

      19. MISCELLANOUS: Tenant's first month rental obligation as set forth below shall be due and payable upon the execution of this Lease.

           Base Rent           $  918.75
           Additional Rent     $  306.25
           Total Monthly Rent  $ 1225.00

      20. COMPLETE AGREEMENT: The parties agree that this Lease constitutes the entire agreement between the Landlord and Tenant and upon execution hereof shall be binding upon the successors and assigns of the parties hereto.

      21. ADDITIONAL PROVISIONS: Tanning beds are not allowed at any time during the term of this Lease. Lease to be voided if V. Sue Seehawer should become terminally ill. tenant may remove anything mounted on walls upon vacating space, provided all repairs to space are completed. This Lease will become effective upon getting possession of space from Dr. Daniel Syverson.

      IN WITNESS WHEREOF, the Landlord and Tenant have respectively executed this Lease on the day and year first above written.


 LANDLORD:                               TENANT:

 STATE STREET INVESTORS OF ROCKFORD,     V. SUE SEEHAWER
 INC.

 By:  Stanley Miller                     By:       Sue Seehawer

      Secretary,



 PREPARED BY:
 Attorney Nancy Hyzer
 HYZER, HYZER & ZIMMERMAN
 855 North Madison Street
 Rockford, IL 61107
 (815) 965-3600

 ****************************************************************************

                                                                     EX-10.76

                                  L E A S E

      THIS LEASE made this 23rd day of May, 1997, by and between:

      STATE STREET INVESTORS OF ROCKFORD, INC., hereinafter referred to as -----------------------------------LANDLORD,

           -and-

      TEMPCONNECT INC.,
      hereinafter referred to as -------------------------------------TENANT.

                             W I T N E S S E T H:

      1. LEASED PREMISES: Landlord, in consideration of the rents provided herein and the covenants and agreements contained herein, leases to Tenant and Tenant leases from Landlord, the following described premises (hereinafter referred to as "leased premises"):

      Commonly known as 5301 East State Street, Rockford, Illinois

      Approximately 2160 square feet of space, being approximately 90 feet in width and 24 feet in depth, in the New Towne Plaza II, a Shopping Center, located in Rockford, Illinois, which premises are known as Store Space No.
 111. The boundaries and location of the leased premises are outlined on the site plan of the first floor of the shopping center which is marked Exhibit "A" and attached hereto and incorporated herein by reference.

      2. USE OF ADDITIONAL AREAS: The use and occupation by the Tenant of the leased premises shall include the use in common with others entitled thereto of the common areas, parking areas, driveway and sidewalks as shown on Exhibit "B" which is attached hereto and incorporated herein by reference, and other facilities as may be designated from time to time by the Landlord, subject, however, to the terms and conditions of this Lease and to reasonable rules and regulations for the use thereof as prescribed from time to time by the Landlord.

      3. TERM OF LEASE: The term of this Lease shall commence October 1, 1997, and shall continue for a period of Five (5) years and shall terminate on September 30, 2002.

      4. OPTION TO EXTEND: Tenant is granted the option to renew this lease for an additional Five (5) year term upon the giving of six month's written notice to Landlord prior to the expiration of the original lease term. The base rental for the option period shall be increased by One ($1.00) Dollar per square foot of the leased premises. In addition, during the option period Tenant shall pay as additional rental Tenant's pro rata share for taxes, utilities and operating expenses in accordance with Paragraph 6 of this Lease.

      5. BASE RENT: During the term of this Lease, Tenant shall pay rent in the amount of One Thousand Eight Hundred ($1,800.00) Dollars per month without any deductions or set-off unless otherwise provided herein in advance of the first day of each month commencing October 1, 1997 and monthly thereafter during the term of this Lease with such rent payable at the office of the Landlord.

      If the Tenant takes possession of the leased premises after the first day of the month, Tenant shall pay a fractional share of the month's rent, prorated on a per diem basis.

      6. ADDITIONAL RENTS: In addition to the base rent, Tenant shall pay to Landlord during the term of this Lease additional rents for such costs and services as set forth below which rents may be adjusted at least annually. For purpose of the additional rents, the Tenant's pro rata share shall be 2.645 percent (2.645%). Tenant's share has been calculated by computing the percentage of Tenant's leased square footage to the total leasable square footage in the building. In addition, such percentage has been adjusted in accordance with the location of Tenant's space in the building. First floor tenants pay twice as much per square foot of leased space as Tenants on the second and third floors and lower levels.
 Initially, Tenants whose leased space is located on the first floor shall pay Three ($3.00) Dollars per leased square foot for the first year and those Tenants located on the second floor, third floor and the lower level shall pay One Dollar and 50/100ths ($1.50) per leased square for the for the first year. The maximum amount to be paid by Tenant in any one year during the term of this Lease is Four Dollars and 50/100ths ($4.50) per leased square foot for the space located on the first floor and Two Dollars and 25/100ths ($2.25) per leased square foot for the space located on the second and third floors. Such additional rent shall be applied to the following property costs and services.

           A. TAXES: Tenant agrees to pay to Landlord its pro rata share of the general real property taxes and assessments which have been levied or assessed upon such premises for each calendar year or fraction thereof.

           B. UTILITY COSTS: Tenant shall be solely responsible for all charges for public utilities, whether furnished by Landlord or otherwise, and including, but not limited to, gas, electricity, sewer, water and heat.

           In addition, Tenant agrees to pay to Landlord its pro rata share of all charges for public utilities including, but not limited to, sewer, water, gas, electricity, and any other utilities used upon or furnished to the parking lot or common areas or any non Tenant areas of center.

           C. MAINTENANCE, SECURITY AND OPERATION: Tenant agrees to pay to Landlord its pro rata share of all common area maintenance and security expense, parking lot maintenance expense, and all maintenance and security expense of common area of center, including, but not limited to, gardening and landscaping, the cost of public liability and property damage insurance, repairs, replacements, line painting, lighting, sanitary control, removal of snow, trash, rubbish, and garbage, and ten (10%) percent of all the costs included as operating costs to cover the Landlord's administrative and overhead costs. Operating costs shall also include the cost of repairing, maintaining, cleaning and painting the exteriors of the building and the interior common area facilities.

      7. LATE CHARGES: If Tenant fails to pay rent due within 10 days of due date, there shall be a late charge penalty of 5% of the monthly rental assessed against Tenant and such unpaid amount shall bear interest from the due date thereof to the date of payment at the rate of Eighteen (18%) percent per annum.

      8. NET LEASE: Landlord shall not be required to or expected to incur or sustain any expense in and about the leased premises throughout the term of this Lease.

      9. CONDITION OF THE PREMISES: Landlord and Tenant agree that the leased premises shall be in tenantable condition at the commencement of the term of this Lease. Carpeted floors, drywall perimeter walls, (painted) suspended ceiling, one lay in trofter for each 100 feet, one receptacle each 20 feet, sprinkler system, separate meters for heating, air conditioning and electric, one-switch per room, receptacles without switches, no lights in closets. Floor plan as per Exhibit "C".

      10. USE OF THE PREMISES: Tenant shall use the premises during the term hereof for the following purposes only: General Office. Tenant shall be entitled to peaceable and quiet enjoyment of the leased premises upon payment of rent and compliance with the covenants and agreements contained herein and upon complying with all city laws and ordinances applicable to the leased premises.

      11. PARKING: Landlord will provide for use by the Tenant, its employees, customers and visitors space for parking automobiles in the parking facilities provided by Landlord. Landlord agrees to maintain such parking facilities and provide snow removal. Landlord reserves the right to designate and locate parking spaces for Tenant and to establish reasonable rules and regulations with respect to parking.

      12. ALTERATIONS AND REDECORATING: Tenant shall not make any alterations, additions or improvements to the interior or exterior of the leased premises, or redecorate the interior of the leased premises, without Landlord's prior written consent.

      Unless the Landlord consents to their removal, all non-trade fixtures and improvements become Landlord's property, provided, however, Landlord shall have the right to request their removal upon the termination of this Lease, in which case Tenant shall be responsible for the cost of such removal. In the event Landlord consents or requests removal, Tenant shall be responsible for repair of any damage to the premises resulting from such removal.

      13. SIGNS: Tenant shall not erect, place or maintain any sign, awning or advertising matter on the exterior of the building without prior written consent of Landlord. Tenant shall be responsible for the maintenance and repair of such sign, awning or advertising matter. Building signs shall be in the form of letters illuminated from inside fabricated from .060 aluminum with 3/16 acrylic faces. Interior illumination shall be by neon lighting. Letters shall be mounted on aluminum raceway and installed on building fascia with non-corrosive fasteners. Overall length of signs shall not exceed 70% of the storefront footage. Height of letters shall not exceed 24 inches. Landlord consent: Landlord to place Tenant's name on Building Directory. One 4' x 10' sign on marquee pole. One 17' x 2' sign above awning on building.

      14.  MAINTENANCE AND REPAIRS: Tenant shall be responsible for all
 maintenance and repairs to the leased premises.                  .

      15. INSURANCE: Tenant shall carry public liability insurance with minimum limits of $500,000 for personal injury and $100,000 for property damage and such policy shall designate the Landlord as an additional insured. Tenant shall insure its leasehold fixtures, inventory, merchandise and personal property for an amount equal to the replacement cost.

      Landlord shall obtain and Tenant shall pay its pro rata share of the premium for fire and extended coverage insurance, liability insurance, and plate glass insurance.

      16.  UNTENANTABILITY BY FIRE OR OTHER CASUALTY:
           A. If the leased premises, a part thereof, or a part of the building are destroyed or damaged by fire or other casualty, and Landlord elects not to repair such damage, Landlord may terminate this Lease by notice to Tenant within thirty (30) days after the date of such fire or other casualty, and all rents as provided in this Lease shall be prorated to the date of such fire or other casualty.
           B. In the event the leased premises, a part thereof, or a part of the building are destroyed or damaged by fire or other casualty and the Landlord elects to rebuild or restore the damaged premises, this Lease shall not terminate and Landlord shall repair the premises at Landlord's expense and all rents or a just portion thereof considering the nature and extent of the damages sustained to the leased premises, shall abate until the leased premises have been repaired or restored by the Landlord.

      17.  ASSIGNMENT OF LEASE:
           A. By Tenant. Tenant shall not assign this Lease or sublet the leased premises or permit any transfer thereof by operation of law without the prior written consent of Landlord, such consent not to be reasonably withheld.
           B. By Landlord. Landlord may assign Landlord's interest in this Lease in connection with a sale or transfer of title to the real estate or for the purpose of mortgaging the premises. Tenant agrees that this Lease shall be subordinate to any mortgage placed upon the premises by Landlord provided that such subordination shall not affect Tenant's rights to possession of the premises under the terms of this Lease.

      18.  RIGHTS AND REMEDIES:
           A. Cumulative. All rights and remedies shall be cumulative and shall not exclude any right allowed by law.
           B. Defaults. If Tenant defaults in the payment of rent or of any of the covenants and agreements of this Lease with such defaults continuing for a period of ten (10) days after written notice thereof or if the Tenant abandons the leased premises, Landlord may at its election terminate the Lease and/or terminate Tenant's right to possession of the leased premises. Landlord may institute an action for possession of the leased premises. Action by the Landlord pursuant to this paragraph shall not relieve the Tenant from any damages recoverable by law because of Tenant's default including, but not limited to, Tenant's obligation to pay rental as provided in this Lease.
           C. Landlord's Right to Enter Premises. Landlord shall have the right to enter Tenant's premises at reasonable times and to show the premises during the last six (6) months of the lease term.
           D. Surrender of Possession. Tenant agrees that upon termination of this Lease in any manner or for any cause, to surrender possession to the Landlord in as good a condition as when Tenant took possession, ordinary wear and tear excepted. In the event Tenant holds over after termination, the tenancy created shall be a month-to-month tenancy.
           E. Notices. Notices may be reserved personally or by certified or registered mail addressed to the Landlord at his principal place of business or to the Tenant at 5301 East State Street, Rockford, Illinois.
           F. Attorney's Fees and Costs. In the event of default by Tenant of any of the provisions of this Lease, Tenant shall be responsible for reasonable attorney's fees, expenses, and costs incurred by the Landlord as a result of such default.

      19. MISCELLANOUS: Tenant's first month rental obligation as set forth below shall be due and payable upon the execution of this Lease.

           Base Rent           $ 1,800.00
           Additional Rent     $   540.00
           Total Monthly Rent  $ 2,340.00

      20. COMPLETE AGREEMENT: The parties agree that this Lease constitutes the entire agreement between the Landlord and Tenant and upon execution hereof shall be binding upon the successors and assigns of the parties hereto.

      21. ADDITIONAL PROVISIONS: Tanning beds are not allowed at any time during the term of this Lease. This Lease subject to a release from Preferred Staffing on present Lease.

      IN WITNESS WHEREOF, the Landlord and Tenant have respectively executed this Lease on the day and year first above written.


 LANDLORD:                               TENANT:

 STATE STREET INVESTORS OF ROCKFORD,     TEMPCONNECT, INC.
 INC.

 By:  Stanley Miller                     By:       Linda Olmsted

      Secretary,

 PREPARED BY:
 Attorney Nancy Hyzer
 HYZER, HYZER & ZIMMERMAN
 855 North Madison Street
 Rockford, IL 61107
 (815) 965-3600

                                 AGREEMENT OF
                          ASSIGNMENT AND ASSUMPTION


      THIS AGREEMENT OF ASSIGNMENT AND ASSUMPTION (hereinafter "Assignment") is made and entered into as of this 4th day of September, 2000, by and among TempConnect, Inc., an Illinois corporation (hereinafter "Assignor"), StaffCo. Inc., a Nebraska corporation (hereinafter "Assignee"), and State Street Investors of Rockford, Inc. (hereinafter "Landlord").

                                  RECITALS:

      WHEREAS, Assignor has agreed to assign and transfer to Assignee, all of Assignor's right, title, and interest in and to substantially all its assets, properties, business, and goodwill (the "Assigned Assets"), including rights and privileges under certain contracts and leases assigned to Assignee; and

      WHEREAS, in consideration of Assignor's assignment and transfer of the Assigned Assets, Assignee has, among other things, agreed to assume certain liabilities and obligations of the Assignor, including obligations and liabilities under certain contracts and leases assigned to Assignee; and

      WHEREAS, that certain Lease between Assignor and Landlord, dated May 23, 1997 for the real property located at 5301 East State Street, Rockford, Illinois a copy of which is attached hereto (hereinafter the "Lease"), is one of the contracts and leases to be assigned to Assignee; and

      WHEREAS, Assignor, Assignee and Landlord desire to provide a full statement of their understandings and agreements relating to the assignment of the Lease by the Assignor to the Assignee.

      NOW, THEREFORE, in consideration of the agreements herein contained, and in reliance upon the recitals set forth above, which are incorporated herein by reference, it is hereby agreed between the parties hereto as follows:

      1. Assignment of Lease at Closing Date. Assignor hereby assigns the Lease to Assignee effective as of consummation of the transfer of the Assigned Assets, which consummation shall occur on September 4, 2000, or such later date as may be determined by Assignor and Assignee (the "Closing Date"). The Closing Date shall be deemed the effective date of the assignment hereof.

      2. Assumption of Obligations and Liabilities by Assignee. Assignee hereby assumes and agrees with Landlord and Assignor fully and faithfully to discharge and perform all liabilities and obligations of Assignor under the Lease from and after the Closing Date.

      3. Approval of Assignment and Assumption. Landlord hereby approves, consents to, and accepts the assignment by Assignor to Assignee, effective as of the Closing Date, of the Lease and all rights and privileges of Assignor thereunder, to the assumption by Assignee, effective as of the Closing Date, of all liabilities and obligations of Assignor under the Lease.

      4. Release of Assignor. In consideration of Assignee's assumption of Assignor's liabilities and obligations under the Lease, Landlord hereby agrees to look solely to Assignee for the payment of all liabilities and the performance of all obligations under the Lease, and hereby forever releases, acquits, and discharges Assignor from any and all such liabilities and obligations under the Lease, all effective as of the Closing Date.

      5. No Default Under Lease. In consideration if the foregoing assignment by Assignor, assumption by Assignee, Landlord hereby represents and warrants that (a) as of the date of Landlord's execution hereof, neither Assignor nor Landlord is in default under the terms of the Lease or delinquent in the performance of any acts, including, without limitation, the payment of any amounts of money, which Assignor or Assignee is obligated to perform pursuant to the Lease and (b) the Lease is, and upon consummation of the foregoing assignment and assumption on the Closing Date will be, a valid and binding legal contract and obligation of Landlord enforceable against Landlord in accordance with its terms.

      IN WITNESS WHEREOF, the undersigned have executed this Agreement of Assignment and Assumption by their duly authorized representatives, as of the day and year first above written.

 ASSIGNOR:                                    ASSIGNEE:

 TEMPCONNECT, INC., an Illinois corporation   STAFFCO, INC., a Nebraska
 corporation

 By:  Linda Olmsted                           By:  Richard C. Giesen
      Its President                           Its President


                                              LANDLORD:

                                              STATE STREET INVESTORS OF
                                              ROCKFORD, INC.

                                              By:  Stanley Miller
                                              Its Secretary

                                              Name changed to Abidon, Inc.

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                                                                     EX-10.77

                                  L E A S E

      THIS LEASE made this 8th day of November, 2000, by and between:

      ABIDON, INC.,
      hereinafter referred to as -----------------------------------LANDLORD,

           -and-

      WELLS FARGO HOME MORTGAGE
      hereinafter referred to as -------------------------------------TENANT.

                             W I T N E S S E T H:

      1. LEASED PREMISES: Landlord, in consideration of the rents provided herein and the covenants and agreements contained herein, leases to Tenant and Tenant leases from Landlord, the following described premises (hereinafter referred to as "leased premises"):

      Commonly known as 5301 East State Street, Rockford, Illinois

      Approximately 340 square feet of space, being approximately 15 feet in width and 22'8" feet in depth, in the New Towne Plaza II, a Shopping Center located in Rockford, Illinois, which premises are known as Store Space No. 215E. The boundaries and location of the leased premises are outlined on the site plan of the second floor of the shopping center which is marked Exhibit "A" and attached hereto and incorporated herein by reference.

      2. USE OF ADDITIONAL AREAS: The use and occupation by the Tenant of the leased premises shall include the use in common with others entitled thereto of the common areas, parking areas, driveway and sidewalks as shown on Exhibit "B" which is attached hereto and incorporated herein by reference, and other facilities as may be designated from time to time by the Landlord, subject, however, to the terms and conditions of this Lease and to reasonable rules and regulations for the use thereof as prescribed from time to time by the Landlord.

      3. TERM OF LEASE: The term of this Lease shall commence December 27, 2000, and shall continue for a period of One (1) years and shall terminate on December 31, 2001.

      4. OPTION TO EXTEND: Tenant is granted the option to renew this lease for an additional One (1) year term upon the giving of six month's written notice to Landlord prior to the expiration of the original lease term. The base rental for the option period shall be increased by One ($1.00) Dollars per square foot of the leased premises.

      5. RENT: During the term of this Lease, Tenant shall pay rent in the amount of Three Hundred Forty & no/100 ($340.00) Dollars per month without any deductions or set-off unless otherwise provided herein in advance of the first day of each month commencing December 27, 2000 and monthly thereafter during the term of this Lease with such rent payable at the office of the Landlord.

      If the Tenant takes possession of the leased premises after the first day of the month, Tenant shall pay a fractional share of the month's rent, prorated on a per diem basis.

      6. TAXES AND ASSESSMENTS: Landlord shall pay all real estate taxes and assessments which may be levied upon such premises during the term of this Lease.

      7. UTILITIES AND SERVICES: Landlord shall pay all utilities including heat, air conditioning, electricity, gas, water, garbage, sewer and waste removal in connection with the use and occupancy of the premises.

      8. LATE CHARGES: If Tenant fails to pay rent due within 10 days of due date, there shall be a late charge penalty of 5% of the monthly rental assessed against Tenant and such unpaid amount shall bear interest from the due date thereof to the date of payment at the rate of Eighteen (18%) percent per annum.

      9. CONDITION OF THE PREMISES: Landlord and Tenant agree that the leased premises shall be in tenantable condition at the commencement of the term of this Lease. Carpeted floors, drywall perimeter walls, (painted) suspended ceiling, one lay in trofter for each 100 feet, one receptacle each 20 feet, sprinkler system, separate meters for heating, air conditioning and electric, one-switch per room, receptacles without switches, no lights in closets. Floor plan as per Exhibit "C".

      10. USE OF THE PREMISES: Tenant shall use the premises during the term hereof for the following purposes only: General Office. Tenant shall be entitled to peaceable and quiet enjoyment of the leased premises upon payment of rent and compliance with the covenants and agreements contained herein and upon complying with all city laws and ordinances applicable to the leased premises.

      11. PARKING: Landlord will provide for use by the Tenant, its employees, customers and visitors space for parking automobiles in the parking facilities provided by Landlord. Landlord agrees to maintain such parking facilities and provide snow removal. Landlord reserves the right to designate and locate parking spaces for Tenant and to establish reasonable rules and regulations with respect to parking.

      12. ALTERATIONS AND REDECORATING: Tenant shall not make any alterations, additions or improvements to the interior or exterior of the leased premises, or redecorate the interior of the leased premises, without Landlord's prior written consent.

      Unless the Landlord consents to their removal, all non-trade fixtures and improvements become Landlord's property, provided, however, Landlord shall have the right to request their removal upon the termination of this Lease, in which case Tenant shall be responsible for the cost of such removal. In the event Landlord consents or requests removal, Tenant shall be responsible for repair of any damage to the premises resulting from such removal.

      13. SIGNS: Tenant shall not erect, place or maintain any sign, awning or advertising matter on the exterior of the building without prior written consent of Landlord. Tenant shall be responsible for the maintenance and repair of such sign, awning or advertising matter. Building signs shall be in the form of letters illuminated from inside fabricated from .060 aluminum with 3/16 acrylic faces. Interior illumination shall be by neon lighting. Letters shall be mounted on aluminum raceway and installed on building fascia with non-corrosive fasteners. Overall length of signs shall not exceed 70% of the storefront footage. Height of letters shall not exceed 24 inches. Landlord consent: Landlord to place tenant's name on building directory.

      14. MAINTENANCE AND REPAIRS: Tenant shall be responsible for all maintenance and repairs to the leased premises except for maintenance and repairs to major electric and HVAC systems. Landlord will be responsible for all of the maintenance and repair of the exterior of the premises including landscaping and snow removal.

      15. INSURANCE: Tenant shall carry public liability insurance with minimum limits of $500,000 for personal injury and $100,000 for property damage and such policy shall designate the Landlord as an additional insured. Tenant shall insure its leasehold fixtures, inventory, merchandise and personal property for an amount equal to the replacement cost.

      16.  UNTENANTABILITY BY FIRE OR OTHER CASUALTY:
           A. If the leased premises, a part thereof, or a part of the building are destroyed or damaged by fire or other casualty, and Landlord elects not to repair such damage, Landlord may terminate this Lease by notice to Tenant within thirty (30) days after the date of such fire or other casualty, and all rents as provided in this Lease shall be prorated to the date of such fire or other casualty.
           B. In the event the leased premises, a part thereof, or a part of the building are destroyed or damaged by fire or other casualty and the Landlord elects to rebuild or restore the damaged premises, this Lease shall not terminate and Landlord shall repair the premises at Landlord's expense and all rents or a just portion thereof considering the nature and extent of the damages sustained to the leased premises, shall abate until the leased premises have been repaired or restored by the Landlord.

      17.  ASSIGNMENT OF LEASE:
           A. By Tenant. Tenant shall not assign this Lease or sublet the leased premises or permit any transfer thereof by operation of law without the prior written consent of Landlord, such consent not to be reasonably withheld.
           B. By Landlord. Landlord may assign Landlord's interest in this Lease in connection with a sale or transfer of title to the real estate or for the purpose of mortgaging the premises. Tenant agrees that this Lease shall be subordinate to any mortgage placed upon the premises by Landlord provided that such subordination shall not affect Tenant's rights to possession of the premises under the terms of this Lease.

      18.  RIGHTS AND REMEDIES:
           A. Cumulative. All rights and remedies shall be cumulative and shall not exclude any right allowed by law.
           B. Defaults. If Tenant defaults in the payment of rent or of any of the covenants and agreements of this Lease with such defaults continuing for a period of ten (10) days after written notice thereof or if the Tenant abandons the leased premises, Landlord may at its election terminate the Lease and/or terminate Tenant's right to possession of the leased premises. Landlord may institute an action for possession of the leased premises. Action by the Landlord pursuant to this paragraph shall not relieve the Tenant from any damages recoverable by law because of Tenant's default including, but not limited to, Tenant's obligation to pay rental as provided in this Lease.
           C. Landlord's Right to Enter Premises. Landlord shall have the right to enter Tenant's premises at reasonable times and to show the premises during the last six (6) months of the lease term.
           D. Surrender of Possession. Tenant agrees that upon termination of this Lease in any manner or for any cause, to surrender possession to the Landlord in as good a condition as when Tenant took possession, ordinary wear and tear excepted. In the event Tenant holds over after termination, the tenancy created shall be a month-to-month tenancy.
           E. Notices. Notices may be reserved personally or by certified or registered mail addressed to the Landlord at his principal place of business or to the Tenant at 5301 East State Street, Rockford, Illinois.
           F. Attorney's Fees and Costs. In the event of default by Tenant of any of the provisions of this Lease, Tenant shall be responsible for reasonable attorney's fees, expenses, and costs incurred by the Landlord as a result of such default.

      19. MISCELLANOUS: Tenant's first month rental obligation of $340.00 shall be due and payable upon the execution of this Lease.

      20. COMPLETE AGREEMENT: The parties agree that this Lease constitutes the entire agreement between the Landlord and Tenant and upon execution hereof shall be binding upon the successors and assigns of the parties hereto.

      21.  ADDITIONAL PROVISIONS: N/A

      IN WITNESS WHEREOF, the Landlord and Tenant have respectively executed this Lease on the day and year first above written.


 LANDLORD:                          TENANT:

 ABIDON, INC.                       WELLS FARGO HOME MORTGAGE,
 INC.                               INC.

 By:  Stanley Miller                By:  Brian Everhart
      Secretary,                         Sr. Corp. Real Estate Consultant


 PREPARED BY:                       TENANT'S NOTICE ADDRESS:
 Attorney Nancy Hyzer               Wells Fargo Home Mortgage
 HYZER, HYZER & ZIMMERMAN           Attn: Corp. Real Estate #8382
 855 North Madison Street                 One Home Campus
 Rockford, IL 61107                       Des Moines, IA 50328-0001
 (815) 965-3600

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